UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-07076

Wilshire Mutual Funds, Inc.
(Exact name of registrant as specified in charter)

Wilshire Mutual Funds, Inc.

1299 Ocean Avenue, Suite 700

Santa Monica, CA 90401-1085
(Address of principal executive offices) (Zip code)

Jason A. Schwarz

Wilshire Associates Incorporated

1299 Ocean Avenue, Suite 700

Santa Monica, CA 90401-1085
(Name and address of agent for service)

(310) 451-3051

Registrant's telephone number, including area code

Date of fiscal year end: December 31, 2020

Date of reporting period: December 31, 2020

Item 1. Reports to Stockholders.

 (a) Include a copy of the report transmitted to stockholders pursuant to Rule 30e-1 under the Act (17 CFR 270.30e-1).

Wilshire Mutual Funds, Inc.

ANNUAL REPORT

Large Company Growth Portfolio

Large Company Value Portfolio

Small Company Growth Portfolio

Small Company Value Portfolio

Wilshire 5000 Indexsm Fund

Wilshire International Equity Fund

Wilshire Income Opportunities Fund

December 31, 2020 http://advisor.wilshire.com

Wilshire Mutual Funds, Inc. Table of Contents

Letter to Shareholders	1
Commentary:
Large Company Growth Portfolio	6
Large Company Value Portfolio	10
Small Company Growth Portfolio	14
Small Company Value Portfolio	18
Wilshire 5000 IndexSM Fund	22
Wilshire International Equity Fund	26
Wilshire Income Opportunities Fund	33
Disclosure of Fund Expenses	37
Condensed Schedules of Investments:
Large Company Growth Portfolio	40
Large Company Value Portfolio	44
Small Company Growth Portfolio	48
Small Company Value Portfolio	50
Wilshire 5000 IndexSM Fund	52
Wilshire International Equity Fund	54
Wilshire Income Opportunities Fund	60
Statements of Assets and Liabilities	81
Statements of Operations	87
Statements of Changes in Net Assets	93
Financial Highlights:
Large Company Growth Portfolio	97
Large Company Value Portfolio	99
Small Company Growth Portfolio	101
Small Company Value Portfolio	103
Wilshire 5000 IndexSM Fund	105
Wilshire International Equity Fund	107
Wilshire Income Opportunities Fund	109
Notes to Financial Statements	111
Report of Independent Registered Public Accounting Firm	152
Additional Fund Information	154
Tax Information	158
Board Approval of Advisory Agreements	160
Board Approval of Subadvisory Agreements	170
Shareholder Vote Disclosure	179
Results of the Special Meeting of Shareholders of the Company	180

This report is for the general information of the shareholders of Large Company Growth Portfolio, Large Company Value Portfolio, Small Company Growth Portfolio, Small Company Value Portfolio, Wilshire 5000 IndexSM Fund, Wilshire International Equity Fund and Wilshire Income Opportunities Fund. Its use in connection with any offering of a Portfolio’s shares is authorized only if accompanied or preceded by the Portfolio’s current prospectus.

Wilshire Mutual Funds, Inc. are distributed by Compass Distributors, LLC.

Wilshire Mutual Funds, Inc. Letter to Shareholders (Unaudited)

Dear Wilshire Mutual Fund Shareholder:

We are pleased to present this annual report to all shareholders of the Wilshire Mutual Funds (the “Funds”). This report covers the period from January 1, 2020 to December 31, 2021, for all share classes of the Large Company Growth Portfolio, Large Company Value Portfolio, Small Company Growth Portfolio, Small Company Value Portfolio, Wilshire 5000 IndexSM Fund, Wilshire International Equity Fund and Wilshire Income Opportunities Fund.

Market Environment

U.S. Equity Market

The U.S. stock market, represented by the Wilshire 5000 Total Market IndexSM, was up 14.47% for the fourth quarter of 2020 and 20.82% for the year. Although Coronavirus infections accelerated during the fourth quarter of the year and many cities re-imposed restrictions, both consumer and business surveys were moderating at encouraging levels. However, job growth has slowed dramatically, and initial jobless claims remained at what would normally be historic levels. The big news on the virus front was the commencement of vaccine distribution but that did not mean we were close to any normalization of everyday activities. Equity prices may appear to be elevated but are not necessarily expensive given very low government bond yields. A rebound in economic growth and earnings may be supportive of strong equity returns in 2021.

From both societal and investment perspectives, 2020 will be defined by the Coronavirus and its impact on severe economic restrictions and unprecedented government responses. As the virus spread to the U.S., the market sold-off quickly by -35% from February 19 to March 23. In turn, the Fed slashed its overnight rate from 1.5% to zero and the U.S. federal government passed a $2.2 trillion stimulus bill. In April alone, the economy shed more than 20 million jobs while Q1 real Gross Domestic Product(“GDP”) declined by -5%. The 2020 bear market was historically brief, however, bouncing off the lows on March 23rd and rallied to a new high by August 12. In evidence of its speed, the market’s recovery coincided with the U.S. Bureau of Economic Analysis reporting a -31% real GDP decline during Q2. While equities dipped below their previous high as confirmed cases reaccelerated, the Wilshire 5000 Index ended the year at another all-time high (up 20.82% for the year). Although the Coronavirus pandemic and its consequences will likely continue through much of 2021, images of vaccines being administered globally provide reason for hope.

Seven sectors ended the year in positive territory, with Consumer Discretionary (+46.99%) and Information Technology (+46.29%) representing the best performing sectors. There was significant dispersion among sectors, with the main laggard being Energy, down -32.87%. During 2020, large capitalization stocks outperformed small caps with the Wilshire U.S. Large-Cap IndexSM returning 21.17 % versus 17.42% for the Wilshire U.S. Small-Cap IndexSM. Over the same period, growth again outperformed value, with the Wilshire U.S. Large-Cap Growth IndexSM returning 35.36% versus 7.37% for the Wilshire U.S. Large-Cap Value IndexSM.

Wilshire Mutual Funds, Inc. Letter to Shareholders (Unaudited) - (Continued)

International Equity Market

Equity markets outside of the U.S. also enjoyed a strong fourth quarter, with emerging markets outperforming all developed markets. During 2020, the MSCI ACWl ex USA Index and MSCI Emerging Markets Index returned 10.65% and 18.31%, respectively. The U.K. was on a path to recovery, with Q3 GDP up a record +16.0%, but concerns about a new variant of the COVID-19 virus have led to renewed restrictions and the withdrawal of social accommodations granted for holiday gatherings. A second wave of infections is hindering other European countries as well, and the European Central Bank responded by expanding its money-printing program by hundreds of billions of euros. Among the largest countries within emerging markets, South Korea (+29%) and Brazil (+26%), in local currency terms, led the gains during the fourth quarter. China is the largest weighted country in the MSCI Emerging Markets Index (at 40%) and was up +11% during the same period. The Chinese economy is poised for growth this coming year, unlike most other countries, but that is driven by the People’s Republic of China’s traditional strengths, such as exports, while domestic demand is still weak.

Bond Market

The U.S. Treasury yield curve was up across most maturities during the fourth quarter after a dramatic drop earlier this year. Although the curve is down meaningfully for the year, the long-end managed to push above 1.50% by year-end. The 10-year Treasury yield ended the quarter at 0.93%, up 24 basis points from September. The Federal Open Market Committee met twice during the fourth quarter, as scheduled, with no change to the overnight rate, which the Committee expects will be near zero through at least 2023. The Committee reiterated its pledge to support the economic recovery, including an increase in its bond-buying activities. Credit spreads continued to tighten during the fourth quarter, boosting investment grade and high yield returns. During 2020, the Bloomberg Barclays U.S Aggregate Bond Index, Bloomberg Barclays U.S. Credit Index and Bloomberg Barclays U.S. Corporate High Yield Index returned 7.51%, 9.35% and 7.11%, respectively.

Fund Performance Review

The Large Company Growth Portfolio - Institutional Class returned 39.25% in 2020, outperforming the Russell 1000 Growth Index return of 38.49% by 0.76%. The Large Company Value Portfolio - Institutional Class returned -0.52% in 2020, underperforming the Russell 1000 Value Index return of 2.80% by -3.32%. The Small Company Growth Portfolio - Institutional Class returned 29.3% in 2020, underperforming the Russell 2000 Growth Index return of 34.63% by -5.33%. The Small Company Value Portfolio - Institutional Class returned 0.73% in 2020, underperforming the Russell 2000 Value Index return of 4.63% by -3.90%. The Wilshire 5000 IndexSM Fund - Institutional Class returned 20.28% in 2020, underperforming the Wilshire 5000 IndexSM return of 20.82% by -0.54%. The Wilshire International Equity Fund - Institutional Class returned 16.82% in 2020, outperforming the MSCI All Country World ex USA Investable Market Index return of 11.12% by 5.70%. The Wilshire Income Opportunities Fund - Institutional Class returned 3.77% in 2020, underperforming the Bloomberg Barclays U.S. Universal Index return of 7.58% by -3.81%.

Wilshire Mutual Funds, Inc. Letter to Shareholders (Unaudited) - (Continued)

Despite mixed performance for the year, we are confident that each Portfolio/Fund is well positioned for future growth.

As always, we sincerely appreciate your continued support and confidence in Wilshire Associates.

Sincerely,

Jason Schwarz
President, Wilshire Mutual Funds

Wilshire Mutual Funds, Inc. Letter to Shareholders (Unaudited) - (Continued)

Past performance does not guarantee future results. The performance data quoted represent past performance and current returns may be lower or higher. Share prices and investment returns fluctuate and an investor’s shares may be worth more or less than original cost upon redemption. For periods less than one year, performance is cumulative. For performance data current to the most recent month-end please call 1-866-591-1568.

Index returns are for illustrative purposes only and do not represent actual Fund performance. Index performance returns do not reflect any management fees, transactions costs or expenses. Indexes are unmanaged and one cannot invest directly in an index. Past performance does not guarantee future results.

Bonds and bond funds are subject to interest rate risk and will decline in value as interest rates rise.

In addition to the normal risks associated with investing, international investments may involve risk of capital loss from unfavorable fluctuation in currency values, from differences in generally accepted accounting principles or from social, economic or political instability in other nations. Investments in smaller companies typically exhibit higher volatility.

Investing involves risk including loss of principal. This report identifies each Portfolio’s investments on June 30, 2020. These holdings are subject to change. Not all investments in each Portfolio performed the same, nor is there any guarantee that these investments will perform as well in the future. Market forecasts provided in this report may not occur.

The MSCI ACWI ex USA Index is an equity index which captures large and mid cap representation across 22 of 23 Developed Markets countries (excluding the U.S) and 26 Emerging Markets countries. With 2,370 constituents, the index covers approximately 85% of the global equity opportunity set outside the US.

The MSCI ACWI ex USA Investable Market Index is an equity index which captures large, mid and small cap representation across 22 of 23 Developed Markets countries (excluding the U.S.) and 26 Emerging Markets countries. With 6,434 constituents, the index covers approximately 99% of the global equity opportunity set outside the US.

MSCI Emerging Markets Index is an equity index which captures large and mid-cap representation across 26 Emerging Markets countries. With 1,385 constituents, the index covers approximately 85% of the free float-adjusted market capitalization in each country.

The Wilshire 5000 Total Market Index is widely accepted as the definitive benchmark for the U.S. equity market, and measures performance of all U.S. equity securities with readily available price data.

The Wilshire US Large-Cap Index is a benchmark of the large-sized (based on capitalization) companies in the U.S. equity market. The Wilshire US Large-Cap Index is a float-adjusted, market capitalization- weighted index of the issues ranked above 750 market capitalization of the Wilshire 5000 Total Market Index.

Wilshire Mutual Funds, Inc. Letter to Shareholders (Unaudited) - (Continued)

The Wilshire US Small-Cap Index is a benchmark of the small-sized (based on capitalization) companies in the U.S. equity market. The Wilshire US Small-Cap is a float-adjusted, market capitalization-weighted index of the issues ranked between 750 and 2,500 by market capitalization of the Wilshire 5000 Total Market Index.

The Wilshire US Large-Cap Growth Index is a benchmark of the large-sized growth (based on capitalization) companies in the U.S. equity market. The Wilshire US Large-Cap Growth is a float-adjusted, market capitalization-weighted derivative index of the Wilshire US Large-Cap Index and by extension the Wilshire 5000 Total Market Index.

The Wilshire US Large-Cap Value Index is a benchmark of the large-sized value (based on capitalization) companies in the U.S. equity market. The Wilshire US Large-Cap Value is a float-adjusted, market capitalization-weighted derivative index of the Wilshire US Large-Cap Index and by extension the Wilshire 5000 Total Market Index.

Bloomberg Barclays U.S. Aggregate Bond Index represents securities that are SEC-registered, taxable, and dollar denominated. The index covers the U.S. investment grade fixed rate bond market, with index components for government and corporate securities, mortgage pass-through securities, and asset-backed securities.

Bloomberg Barclays U.S. Credit Index measures the investment grade, US dollar-denominated, fixed-rate, taxable corporate and government related bond markets.

The Bloomberg Barclays U.S. Corporate High Yield Index measures the US dollar-denominated, high yield, fixed-rate, corporate bond market.

Bloomberg Barclays U.S. Universal Index represents the union of the U.S. Aggregate Index, the U.S. High-Yield Corporate Index, the 144A Index, the Eurodollar Index, the Emerging Markets Index, and the non-ERISA portion of the CMBS Index.

Russell 1000® Growth Index: Measures the performance of the broad growth segment of the U.S. equity universe. It includes those Russell 1000 companies with higher price-to-book ratios and higher forecasted growth values.

Russell 1000 Value Index: Measures the performance of the broad value segment of U.S. equity value universe. It includes those Russell 1000 companies with lower price-to-book ratios and lower forecasted growth values.

Russell 2000® Growth Index measures the performance of the small-cap growth segment of the U.S. equity universe. It includes those Russell 2000 companies with higher price-to-value ratios and higher forecasted growth values.

Russell 2000® Value Index measures the performance of small-cap value segment of the U.S. equity universe. It includes those Russell 2000 companies with lower price-to-book ratios and lower forecasted growth values.

A basis point is one hundredth of a percent or equivalently one percent of one percent.

Large Company Growth Portfolio Commentary (Unaudited)

INVESTMENT CLASS SHARES

Average Annual Total Returns

One Year Ended 12/31/20	38.82%
Five Years Ended 12/31/20	18.10%
Ten Years Ended 12/31/20	14.41%

RUSSELL 1000® GROWTH INDEX(1)

Average Annual Total Returns

One Year Ended 12/31/20	38.49%
Five Years Ended 12/31/20	21.00%
Ten Years Ended 12/31/20	17.21%

COMPARATIVE PERFORMANCE

Comparison of Change in Value of $10,000 Investment in Shares

of Large Company Growth Portfolio, Investment Class Shares

and the Russell 1000® Growth Index through 12/31/20.

On July 21, 2020, the Large Company Growth Portfolio’s investment strategy was changed. Consequently, prior period performance may have been different if the new investment strategy had been in effect during these periods.

The performance data quoted represents past performance and does not guarantee future results. Current performance may be lower or higher. Performance data current to the most recent month end may be obtained at http://advisor.wilshire.com. The investment return and principal value of an investment will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. The table above does not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares.

(1)

The Russell 1000® Growth Index is an unmanaged index that measures the performance of the largest 1,000 U.S. companies with higher price-to-book ratios and higher forecasted growth values. Index performance is presented for general comparative purposes. Unlike a mutual fund, the performance of an index assumes no transaction costs, management fees or other expenses. An individual cannot directly invest in any index.

The Portfolio’s gross expense ratio per the prospectus dated 4/30/2020, supplemented on, 8/5/2020, 10/20/2020 and 1/12/2021 was 1.32% for Investment Class Shares. The Portfolio’s net expense ratio per the prospectus dated 4/30/2020, supplemented on, 5/6/2020, 7/21/2020, 8/5/2020, 10/20/2020 and 1/12/2021 was 1.30% for Investment Class Shares.

The Advisor has agreed to waive a portion of its management fee to limit expenses of the Portfolio (excluding taxes, brokerage expenses, dividend expenses on short securities and extraordinary expenses) to 1.30% of average daily net assets for Investment Class Shares until April 30, 2022.

Large Company Growth Portfolio Commentary (Unaudited) - (Continued)

INSTITUTIONAL CLASS SHARES

Average Annual Total Returns

One Year Ended 12/31/20	39.25%
Five Years Ended 12/31/20	18.47%
Ten Years Ended 12/31/20	14.77%

RUSSELL 1000® GROWTH INDEX(1)

Average Annual Total Returns

One Year Ended 12/31/20	38.49%
Five Years Ended 12/31/20	21.00%
Ten Years Ended 12/31/20	17.21%

COMPARATIVE PERFORMANCE

Comparison of Change in Value of $250,000 Investment in Shares

of Large Company Growth Portfolio, Institutional Class Shares

and the Russell 1000® Growth Index through 12/31/20.

On July 21, 2020, the Large Company Growth Portfolio’s investment strategy was changed. Consequently, prior period performance may have been different if the new investment strategy had been in effect during these periods.

The performance data quoted represents past performance and does not guarantee future results. Current performance may be lower or higher. Performance data current to the most recent month end may be obtained at http://advisor.wilshire.com. The investment return and principal value of an investment will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. The table above does not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares.

(1)

The Russell 1000® Growth Index is an unmanaged index that measures the performance of the largest 1,000 U.S. companies with higher price-to-book ratios and higher forecasted growth values. Index performance is presented for general comparative purposes. Unlike a mutual fund, the performance of an index assumes no transaction costs, management fees or other expenses. An individual cannot directly invest in any index.

The Portfolio’s gross expense ratio per the prospectus dated 4/30/2020, supplemented on, 8/5/2020, 10/20/2020 and 1/12/2021 was 1.00% Institutional Class Shares. The Portfolio’s net expense ratio per the prospectus dated 4/30/2020, supplemented on,5/6/2020, 7/21/2020, 8/5/2020, 10/20/2020 and 1/12/2021 was 1.00% for Institutional Class Shares.

The Advisor has agreed to waive a portion of its management fee to limit expenses of the Portfolio (excluding taxes, brokerage expenses, dividend expenses on short securities and extraordinary expenses) to 1.00% of average daily net assets for Institutional Class Shares until April 30, 2022.

Large Company Growth Portfolio Commentary (Unaudited) - (Continued)

The Wilshire 5000 Total Market IndexSM returned 20.82% for the year. US and global equities continued to stage a tremendous rally in the fourth quarter of 2020, benefiting primarily from optimism regarding the development and distribution of a COVID-19 vaccine. Real Gross Domestic Product (“GDP”) was up 33.4% during the third quarter of the year as the economy slowly recovered from COVID-19 restrictions. The largest contributor to growth was personal consumption, up 41.0% for the third quarter, which added 25.4% to the increase in real GDP. Residential investment was particularly strong during the fourth quarter while imports outpaced exports, acting as a drag on growth. The economy still contracted -3.4% from last year, and economic growth is likely to finish in negative territory for the calendar year of 2020.

Sector returns for the Wilshire 5000 Total Market Index were mixed for the year. Consumer Discretionary (+46.99%), and Information Technology (+46.29%) were the best performing sectors while Energy (-32.87%) was the largest detractor. For the year ended 2020, large capitalization stocks outperformed small capitalization stocks with the Wilshire U.S. Large-Cap IndexSM returning 21.17 % versus 17.42% for the Wilshire U.S. Small-Cap IndexSM. Growth stocks led value equities during the year, with Wilshire U.S. Large-Cap Growth IndexSM returning 35.36 % versus 7.37% for the Wilshire U.S. Large-Cap Value IndexSM.

Real estate securities were up during the fourth quarter in both the U.S. and abroad. Real estate sector performance was mixed with Hotel & Resort assets (+47%) and Retail REITs (+33%) leading the market while Industrials lagged. Commodity results were positive for the fourth quarter as crude oil was up 20.6% to $48.52 per barrel. Natural gas prices were up 0.5%, ending the quarter at $2.54 per million British thermal unit, as the U.S. exported a record amount of liquefied natural gas. Midstream energy surged during the fourth quarter while the broader infrastructure segment was also positive. Finally, gold prices were up 0.4% and finished at approximately $1,895 per troy ounce.

The Wilshire Large Company Growth Portfolio - Institutional Class returned 39.25% in 2020, outperforming the Russell 1000 Growth Index return of 38.49% by 0.76%. Sector allocations to Financials and Information Technology were detractive to performance. Stock selection within Consumer Discretionary was the top detractor of relative performance. Conversely, underweight exposure to, and stock selection within, Industrials contributed to relative performance.

We are pleased with the Portfolio’s recent relative outperformance for the year and believe that the Portfolio is well positioned going into 2021 as the market deals with ongoing pandemic, macroeconomic and geopolitical issues.

Large Company Growth Portfolio Commentary (Unaudited) - (Continued)

PORTFOLIO SECTOR WEIGHTING†

(As of December 31, 2020)

†	Based on the percent of Portfolio’s total investments in securities at value.

Common Stocks are composed of:

Information Technology	44.6%
Consumer Discretionary	17.9%
Communication Services	13.3%
Health Care	10.5%
Industrials	6.0%
Consumer Staples	3.8%
Financials	2.7%
Materials	0.8%
Energy	0.4%

Large Company Value Portfolio Commentary (Unaudited)

INVESTMENT CLASS SHARES

Average Annual Total Returns

One Year Ended 12/31/20	-0.81%
Five Years Ended 12/31/20	7.52%
Ten Years Ended 12/31/20	8.71%

RUSSELL 1000® VALUE INDEX(1)

Average Annual Total Returns

One Year Ended 12/31/20	2.80%
Five Years Ended 12/31/20	9.74%
Ten Years Ended 12/31/20	10.50%

COMPARATIVE PERFORMANCE

Comparison of Change in Value of $10,000 Investment in Shares

of Large Company Value Portfolio, Investment Class Shares

and the Russell 1000® Value Index through 12/31/20.

On July 21, 2020, the Large Company Value Portfolio’s investment strategy was changed. Consequently, prior period performance may have been different if the new investment strategy had been in effect during these periods.

The performance data quoted represents past performance and does not guarantee future results. Current performance may be lower or higher. Performance data current to the most recent month end may be obtained at http://advisor.wilshire.com. The investment return and principal value of an investment will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. The table above does not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares.

(1)

The Russell 1000® Value Index is an unmanaged index that measures the performance of the largest 1,000 U.S. companies with lower price-to-book ratios and lower forecasted growth values. Index performance is presented for general comparative purposes. Unlike a mutual fund, the performance of an index assumes no transaction costs, management fees or other expenses. An individual cannot directly invest in any index.

The Portfolio’s total expense ratio per the prospectus dated 4/30/2020, supplemented on,5/6/2020, 7/21/2020, 8/5/2020, 10/20/2020 and 1/12/2021 was 1.26% for Investment Class Shares.

Large Company Value Portfolio Commentary (Unaudited) - (Continued)

INSTITUTIONAL CLASS SHARES

Average Annual Total Returns

One Year Ended 12/31/20	-0.52%
Five Years Ended 12/31/20	7.77%
Ten Years Ended 12/31/20	8.99%

RUSSELL 1000® VALUE INDEX(1)

Average Annual Total Returns

One Year Ended 12/31/20	2.80%
Five Years Ended 12/31/20	9.74%
Ten Years Ended 12/31/20	10.50%

COMPARATIVE PERFORMANCE

Comparison of Change in Value of $250,000 Investment in Shares

of Large Company Value Portfolio, Institutional Class Shares

and the Russell 1000® Value Index through 12/31/20.

On July 21, 2020, the Large Company Value Portfolio’s investment strategy was changed. Consequently, prior period performance may have been different if the new investment strategy had been in effect during these periods.

The performance data quoted represents past performance and does not guarantee future results. Current performance may be lower or higher. Performance data current to the most recent month end may be obtained at http://advisor.wilshire.com. The investment return and principal value of an investment will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. The table above does not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares.

(1)

The Russell 1000® Value Index is an unmanaged index that measures the performance of the largest 1,000 U.S. companies with lower price-to-book ratios and lower forecasted growth values. Index performance is presented for general comparative purposes. Unlike a mutual fund, the performance of an index assumes no transaction costs, management fees or other expenses. An individual cannot directly invest in any index.

The Portfolio’s total expense ratio per the prospectus dated 4/30/2020, supplemented on,5/6/2020, 7/21/2020, 8/5/2020, 10/20/2020 and 1/12/2021 was 0.98% for Institutional Class Shares.

Large Company Value Portfolio Commentary (Unaudited) - (Continued)

The Wilshire 5000 Total Market IndexSM returned 20.82% for the year. US and global equities continued to stage a tremendous rally in the fourth quarter of 2020, benefiting primarily from optimism regarding the development and distribution of a COVID-19 vaccine. Real Gross Domestic Product (“GDP”) was up 33.4% during the third quarter of the year as the economy slowly recovered from COVID-19 restrictions. The largest contributor to growth was personal consumption, up 41.0% for the third quarter, which added 25.4% to the increase in real GDP. Residential investment was particularly strong during the fourth quarter while imports outpaced exports, acting as a drag on growth. The economy still contracted -3.4% from last year, and economic growth is likely to finish in negative territory for the calendar year of 2020.

Sector returns for the Wilshire 5000 Total Market Index were mixed for the year. Consumer Discretionary (+46.99%), and Information Technology (+46.29%) were the best performing sectors while Energy (-32.87%) was the largest detractor. For the year ended 2020, large capitalization stocks outperformed small capitalization stocks with the Wilshire U.S. Large-Cap IndexSM returning 21.17 % versus 17.42% for the Wilshire U.S. Small-Cap IndexSM. Growth stocks led value equities during the year, with Wilshire U.S. Large-Cap Growth IndexSM returning 35.36 % versus 7.37% for the Wilshire U.S. Large-Cap Value IndexSM.

Real estate securities were up during the fourth quarter in both the U.S. and abroad. Real estate sector performance was mixed with Hotel & Resort assets (+47%) and Retail REITs (+33%) leading the market while Industrials lagged. Commodity results were positive for the fourth quarter as crude oil was up 20.6% to $48.52 per barrel. Natural gas prices were up 0.5%, ending the quarter at $2.54 per million British thermal unit, as the U.S. exported a record amount of liquefied natural gas. Midstream energy surged during the fourth quarter while the broader infrastructure segment was also positive. Finally, gold prices were up 0.4% and finished at approximately $1,895 per troy ounce.

The Wilshire Large Company Value Portfolio - Institutional Class returned -0.52% in 2020, underperforming the Russell 1000 Value Index return of 2.80% by -3.32%. Stock selection within Industrials and Financials detracted from performance. Overweight exposure to Energy weighed on relative performance. Conversely, overweight exposure to Consumer Discretionary, along with decent strong stock selection, contributed to relative performance.

Despite recent relative underperformance, we believe the Portfolio is well positioned going into 2021 as the market deals with ongoing pandemic, macroeconomic and geopolitical issues.

Large Company Value Portfolio Commentary (Unaudited) - (Continued)

PORTFOLIO SECTOR WEIGHTING†

(As of December 31, 2020)

†	Based on the percent of Portfolio’s total investments in securities at value.

Common Stocks are composed of:

Financials	25.6%
Health Care	13.7%
Industrials	11.0%
Consumer Discretionary	10.3%
Information Technology	8.9%
Energy	6.3%
Consumer Staples	5.9%
Materials	5.8%
Utilities	5.2%
Communication Services	5.0%
Real Estate	2.3%

Small Company Growth Portfolio Commentary (Unaudited)

INVESTMENT CLASS SHARES

Average Annual Total Returns

One Year Ended 12/31/20	28.98%
Five Years Ended 12/31/20	15.66%
Ten Years Ended 12/31/20	13.35%

RUSSELL 2000® GROWTH INDEX(1)

Average Annual Total Returns

One Year Ended 12/31/20	34.63%
Five Years Ended 12/31/20	16.36%
Ten Years Ended 12/31/20	13.48%

COMPARATIVE PERFORMANCE

Comparison of Change in Value of $10,000 Investment in Shares

of Small Company Growth Portfolio, Investment Class Shares

and the Russell 2000® Growth Index through 12/31/20.

The performance data quoted represents past performance and does not guarantee future results. Current performance may be lower or higher. Performance data current to the most recent month end may be obtained at http://advisor.wilshire.com. The investment return and principal value of an investment will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. The table above does not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares.

(1)

The Russell 2000® Growth Index is an unmanaged index that measures the performance of the 2,000 smallest U.S. companies with higher price-to-book ratios and higher forecasted growth values. Index performance is presented for general comparative purposes. Unlike a mutual fund, the performance of an index assumes no transaction costs, management fees or other expenses. An individual cannot directly invest in any index.

The Portfolio’s gross expense ratio per the prospectus dated 4/30/2020, supplemented on, 10/20/2020 and 1/12/2021 was 1.54% for Investment Class Shares. The Portfolio’s net expense ratio per the prospectus dated 4/30/2020, supplemented on, 5/6/2020, 10/20/2020, and 1/12/2021 was 1.35% for Investment Class Shares.

The Advisor has agreed to waive a portion of its management fee to limit expenses of the Portfolio (excluding taxes, brokerage expenses, dividend expenses on short securities and extraordinary expenses) to 1.35% of average daily net assets for Investment Class Shares until April 30, 2022.

Small Company Growth Portfolio Commentary (Unaudited) - (Continued)

INSTITUTIONAL CLASS SHARES

Average Annual Total Returns

One Year Ended 12/31/20	29.30%
Five Years Ended 12/31/20	15.96%
Ten Years Ended 12/31/20	13.64%

RUSSELL 2000® GROWTH INDEX(1)

Average Annual Total Returns

One Year Ended 12/31/20	34.63%
Five Years Ended 12/31/20	16.36%
Ten Years Ended 12/31/20	13.48%

COMPARATIVE PERFORMANCE

Comparison of Change in Value of $250,000 Investment in Shares

of Small Company Growth Portfolio, Institutional Class Shares

and the Russell 2000® Growth Index through 12/31/20.

The performance data quoted represents past performance and does not guarantee future results. Current performance may be lower or higher. Performance data current to the most recent month end may be obtained at http://advisor.wilshire.com. The investment return and principal value of an investment will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. The table above does not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares.

(1)

The Russell 2000® Growth Index is an unmanaged index that measures the performance of the 2,000 smallest U.S. companies with higher price-to-book ratios and higher forecasted growth values. Index performance is presented for general comparative purposes. Unlike a mutual fund, the performance of an index assumes no transaction costs, management fees or other expenses. An individual cannot directly invest in any index.

The Portfolio’s gross expense ratio per the prospectus dated 4/30/2020, supplemented on, 10/20/2020 and 1/12/2021 was 1.27% for Institutional Class Shares. The Portfolio’s net expense ratio per the prospectus dated 4/30/2020, supplemented on,5/6/2020, 10/20/2020, and 1/12/2021 was 1.10% for Institutional Class Shares.

The Advisor has agreed to waive a portion of its management fee to limit expenses of the Portfolio (excluding taxes, brokerage expenses, dividend expenses on short securities and extraordinary expenses) to 1.10% of average daily net assets for Institutional Class Shares until April 30, 2022.

Small Company Growth Portfolio Commentary (Unaudited) - (Continued)

The Wilshire 5000 Total Market IndexSM returned 20.82% for the year. US and global equities continued to stage a tremendous rally in the fourth quarter of 2020, benefiting primarily from optimism regarding the development and distribution of a COVID-19 vaccine. Real Gross Domestic Product (“GDP”) was up 33.4% during the third quarter of the year as the economy slowly recovered from COVID-19 restrictions. The largest contributor to growth was personal consumption, up 41.0% for the third quarter, which added 25.4% to the increase in real GDP. Residential investment was particularly strong during the fourth quarter while imports outpaced exports, acting as a drag on growth. The economy still contracted -3.4% from last year, and economic growth is likely to finish in negative territory for the calendar year of 2020.

Sector returns for the Wilshire 5000 Total Market Index were mixed for the year. Consumer Discretionary (+46.99%), and Information Technology (+46.29%) were the best performing sectors while Energy (-32.87%) was the largest detractor. For the year ended 2020, large capitalization stocks outperformed small capitalization stocks with the Wilshire U.S. Large-Cap IndexSM returning 21.17 % versus 17.42% for the Wilshire U.S. Small-Cap IndexSM. Growth stocks led value equities during the year, with Wilshire U.S. Large-Cap Growth IndexSM returning 35.36 % versus 7.37% for the Wilshire U.S. Large-Cap Value IndexSM.

Real estate securities were up during the fourth quarter in both the U.S. and abroad. Real estate sector performance was mixed with Hotel & Resort assets (+47%) and Retail REITs (+33%) leading the market while Industrials lagged. Commodity results were positive for the fourth quarter as crude oil was up 20.6% to $48.52 per barrel. Natural gas prices were up 0.5%, ending the quarter at $2.54 per million British thermal unit, as the U.S. exported a record amount of liquefied natural gas. Midstream energy surged during the fourth quarter while the broader infrastructure segment was also positive. Finally, gold prices were up 0.4% and finished at approximately $1,895 per troy ounce.

The Wilshire Small Company Growth Portfolio - Institutional Class returned 29.30% in 2020, underperforming the Russell 2000 Growth Index return of 34.63% by -5.33%.

Underweight exposure to Health Care and Consumer Discretionary, along with slight overweight exposure to Energy, detracted from performance. Stock selection within Consumer Staples and Health Care meaningfully detracted from relative performance. Conversely, the Portfolio benefited from overweighting Information Technology and underweighting Real Estate. Stock selection within Consumer Discretionary contributed to relative performance.

Despite recent relative underperformance, we believe the Portfolio is well positioned going into 2021 as the market deals with ongoing pandemic, macroeconomic and geopolitical issues.

Small Company Growth Portfolio Commentary (Unaudited) - (Continued)

PORTFOLIO SECTOR WEIGHTING†

(As of December 31, 2020)

†	Based on the percent of Portfolio’s total investments in securities at value.

Small Company Value Portfolio Commentary (Unaudited)

INVESTMENT CLASS SHARES

Average Annual Total Returns

One Year Ended 12/31/20	0.47%
Five Years Ended 12/31/20	6.70%
Ten Years Ended 12/31/20	8.21%

RUSSELL 2000® VALUE INDEX(1)

Average Annual Total Returns

One Year Ended 12/31/20	4.63%
Five Years Ended 12/31/20	9.65%
Ten Years Ended 12/31/20	8.66%

COMPARATIVE PERFORMANCE

Comparison of Change in Value of $10,000 Investment in Shares

of Small Company Value Portfolio, Investment Class Shares

and the Russell 2000® Value Index through 12/31/20.

The performance data quoted represents past performance and does not guarantee future results. Current performance may be lower or higher. Performance data current to the most recent month end may be obtained at http://advisor.wilshire.com. The investment return and principal value of an investment will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. The table above does not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares.

(1)

The Russell 2000® Value Index is an unmanaged index that measures the performance of the 2,000 smallest U.S. companies with lower price-to-book ratios and lower forecasted growth values. Index performance is presented for general comparative purposes. Unlike a mutual fund, the performance of an index assumes no transaction costs, management fees or other expenses. An individual cannot directly invest in any index.

The Portfolio’s gross expense ratio per the prospectus dated 4/30/2020, supplemented on, 10/20/2020 and 1/12/2021 was 1.56% for Investment Class Shares. The Portfolio’s net expense ratio per the prospectus dated 4/30/2020, supplemented on, 5/6/2020, 10/20/2020, and 1/12/2021 was 1.35% for Investment Class Shares.

The Advisor has agreed to waive a portion of its management fee to limit expenses of the Portfolio (excluding taxes, brokerage expenses, dividend expenses on short securities and extraordinary expenses) to 1.35% of average daily net assets for Investment Class Shares until April 30, 2022.

Small Company Value Portfolio Commentary (Unaudited) - (Continued)

INSTITUTIONAL CLASS SHARES

Average Annual Total Returns

One Year Ended 12/31/20	0.73%
Five Years Ended 12/31/20	6.97%
Ten Years Ended 12/31/20	8.52%

RUSSELL 2000® VALUE INDEX(1)

Average Annual Total Returns

One Year Ended 12/31/20	4.63%
Five Years Ended 12/31/20	9.65%
Ten Years Ended 12/31/20	8.66%

COMPARATIVE PERFORMANCE

Comparison of Change in Value of $250,000 Investment in Shares

of Small Company Value Portfolio, Institutional Class Shares

and the Russell 2000® Value Index through 12/31/20.

The performance data quoted represents past performance and does not guarantee future results. Current performance may be lower or higher. Performance data current to the most recent month end may be obtained at http://advisor.wilshire.com. The investment return and principal value of an investment will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. The table above does not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares.

(1)

The Russell 2000® Value Index is an unmanaged index that measures the performance of the 2,000 smallest U.S. companies with lower price-to-book ratios and lower forecasted growth values. Index performance is presented for general comparative purposes. Unlike a mutual fund, the performance of an index assumes no transaction costs, management fees or other expenses. An individual cannot directly invest in any index.

The Portfolio’s gross expense ratio per the prospectus dated 4/30/2020, supplemented on, 10/20/2020 and 1/12/2021 was 1.28% for Institutional Class Shares. The Portfolio’s net expense ratio per the prospectus dated 4/30/2020, supplemented on,5/6/2020, 10/20/2020, and 1/12/2021 was 1.10% for Institutional Class Shares.

The Advisor has agreed to waive a portion of its management fee to limit expenses of the Portfolio (excluding taxes, brokerage expenses, dividend expenses on short securities and extraordinary expenses) to 1.10% of average daily net assets for Institutional Class Shares until April 30, 2022.

Small Company Value Portfolio Commentary (Unaudited) - (Continued)

The Wilshire 5000 Total Market IndexSM returned 20.82% for the year. US and global equities continued to stage a tremendous rally in the fourth quarter of 2020, benefiting primarily from optimism regarding the development and distribution of a COVID-19 vaccine. Real Gross Domestic Product (“GDP”) was up 33.4% during the third quarter of the year as the economy slowly recovered from COVID-19 restrictions. The largest contributor to growth was personal consumption, up 41.0% for the third quarter, which added 25.4% to the increase in real GDP. Residential investment was particularly strong during the fourth quarter while imports outpaced exports, acting as a drag on growth. The economy still contracted -3.4% from last year, and economic growth is likely to finish in negative territory for the calendar year of 2020.

Sector returns for the Wilshire 5000 Total Market Index were mixed for the year. Consumer Discretionary (+46.99%), and Information Technology (+46.29%) were the best performing sectors while Energy (-32.87%) was the largest detractor. For the year ended 2020, large capitalization stocks outperformed small capitalization stocks with the Wilshire U.S. Large-Cap IndexSM returning 21.17 % versus 17.42% for the Wilshire U.S. Small-Cap IndexSM. Growth stocks led value equities during the year, with Wilshire U.S. Large-Cap Growth IndexSM returning 35.36 % versus 7.37% for the Wilshire U.S. Large-Cap Value IndexSM.

Real estate securities were up during the fourth quarter in both the U.S. and abroad. Real estate sector performance was mixed with Hotel & Resort assets (+47%) and Retail REITs (+33%) leading the market while Industrials lagged. Commodity results were positive for the fourth quarter as crude oil was up 20.6% to $48.52 per barrel. Natural gas prices were up 0.5%, ending the quarter at $2.54 per million British thermal unit, as the U.S. exported a record amount of liquefied natural gas. Midstream energy surged during the fourth quarter while the broader infrastructure segment was also positive. Finally, gold prices were up 0.4% and finished at approximately $1,895 per troy ounce.

The Wilshire Small Company Value Portfolio - Institutional Class returned 0.73% in 2020, underperforming the Russell 2000 Value Index return of 4.63% by -3.90%.

A meaningful underweight to Health Care, along with poor stock selection within Health Care and Industrials, weighed on relative performance. Conversely, stock selection within Financials contributed to performance. Additionally, overweight exposure to Consumer Discretionary and underweight exposure to Real Estate were the top two contributors from a sector allocation perspective.

Despite recent relative underperformance, we believe the Portfolio is well positioned going into 2021 as the market deals with ongoing pandemic, macroeconomic and geopolitical issues.

Small Company Value Portfolio Commentary (Unaudited) - (Continued)

PORTFOLIO SECTOR WEIGHTING†

(As of December 31, 2020)

†	Based on percent of the Portfolio’s total investments in securities at value.

Wilshire 5000 Indexsm Fund Commentary (Unaudited)

INVESTMENT CLASS SHARES

Average Annual Total Returns

One Year Ended 12/31/20	19.93%
Five Years Ended 12/31/20	14.71%
Ten Years Ended 12/31/20	13.06%

WILSHIRE 5000 INDEXSM(1)

Average Annual Total Returns

One Year Ended 12/31/20	20.82%
Five Years Ended 12/31/20	15.52%
Ten Years Ended 12/31/20	13.79%

COMPARATIVE PERFORMANCE

Comparison of Change in Value of $10,000 Investment in Shares
of Wilshire 5000 IndexSM Fund, Investment Class Shares

and the Wilshire 5000 IndexSM through 12/31/20.

The performance data quoted represents past performance and does not guarantee future results. Current performance may be lower or higher. Performance data current to the most recent month end may be obtained at http://advisor.wilshire.com. The investment return and principal value of an investment will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. The table above does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Portfolio shares.

(1)

The Wilshire 5000 IndexSM is an unmanaged index that measures the performance of all U.S. headquartered equity securities with readily available price data. Index performance is presented for general comparative purposes. Unlike a mutual fund, the performance of an index assumes no transaction costs, management fees or other expenses. An individual cannot directly invest in any index.

The Index Fund’s total expense ratio per the prospectus dated 4/30/2020, supplemented on,5/6/2020, 10/20/2020, and 1/12/2021 was 0.63% for Investment Class Shares.

Wilshire 5000 Indexsm Fund Commentary (Unaudited) - (Continued)

INSTITUTIONAL CLASS SHARES

Average Annual Total Returns

One Year Ended 12/31/20	20.28%
Five Years Ended 12/31/20	15.04%
Ten Years Ended 12/31/20	13.35%

WILSHIRE 5000 INDEXSM(1)

Average Annual Total Returns

One Year Ended 12/31/20	20.82%
Five Years Ended 12/31/20	15.52%
Ten Years Ended 12/31/20	13.79%

COMPARATIVE PERFORMANCE

Comparison of Change in Value of $250,000 Investment in Shares
of Wilshire 5000 IndexSM Fund, Institutional Class Shares

and the Wilshire 5000 IndexSM through 12/31/20.

The performance data quoted represents past performance and does not guarantee future results. Current performance may be lower or higher. Performance data current to the most recent month end may be obtained at http://advisor.wilshire.com. The investment return and principal value of an investment will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. The table above does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Portfolio shares.

(1)

The Wilshire 5000 IndexSM is an unmanaged index that measures the performance of all U.S. headquartered equity securities with readily available price data. Index performance is presented for general comparative purposes. Unlike a mutual fund, the performance of an index assumes no transaction costs, management fees or other expenses. An individual cannot directly invest in any index.

The Index Fund’s total expense ratio per the prospectus dated 4/30/2020, supplemented on,5/6/2020, 10/20/2020, and 1/12/2021 was 0.34% for Institutional Class Shares.

Wilshire 5000 Indexsm Fund Commentary (Unaudited) - (Continued)

The Wilshire 5000 Total Market IndexSM returned 20.82% for the year. US and global equities continued to stage a tremendous rally in the fourth quarter of 2020, benefiting primarily from optimism regarding the development and distribution of a COVID-19 vaccine. Real Gross Domestic Product (“GDP”) was up 33.4% during the third quarter of the year as the economy slowly recovered from COVID-19 restrictions. The largest contributor to growth was personal consumption, up 41.0% for the third quarter, which added 25.4% to the increase in real GDP. Residential investment was particularly strong during the fourth quarter while imports outpaced exports, acting as a drag on growth. The economy still contracted -3.4% from last year, and economic growth is likely to finish in negative territory for the calendar year of 2020.

Sector returns for the Wilshire 5000 Total Market Index were mixed for the year. Consumer Discretionary (+46.99%), and Information Technology (+46.29%) were the best performing sectors while Energy (-32.87%) was the largest detractor. For the year ended 2020, large capitalization stocks outperformed small capitalization stocks with the Wilshire U.S. Large-Cap IndexSM returning 21.17 % versus 17.42% for the Wilshire U.S. Small-Cap IndexSM. Growth stocks led value equities during the year, with Wilshire U.S. Large-Cap Growth IndexSM returning 35.36 % versus 7.37% for the Wilshire U.S. Large-Cap Value IndexSM.

Real estate securities were up during the fourth quarter in both the U.S. and abroad. Real estate sector performance was mixed with Hotel & Resort assets (+47%) and Retail REITs (+33%) leading the market while Industrials lagged. Commodity results were positive for the fourth quarter as crude oil was up 20.6% to $48.52 per barrel. Natural gas prices were up 0.5%, ending the quarter at $2.54 per million British thermal unit, as the U.S. exported a record amount of liquefied natural gas. Midstream energy surged during the fourth quarter while the broader infrastructure segment was also positive. Finally, gold prices were up 0.4% and finished at approximately $1,895 per troy ounce.

The Wilshire 5000 Index Fund - Institutional Class returned 20.28% in 2020, underperforming the Wilshire 5000 Index return of 20.82% by -0.54%. Relative underperformance is attributable to Fund expenses and is well within the historical range.

Wilshire 5000 Indexsm Fund Commentary (Unaudited) - (Continued)

PORTFOLIO SECTOR WEIGHTING†

(As of December 31, 2020)

†	Based on percent of the Portfolio’s total investments in securities at value.

Wilshire International Equity Fund Commentary (Unaudited)

INVESTMENT CLASS SHARES

Average Annual Total Returns

One Year Ended 12/31/20	16.55%
Five Years Ended 12/31/20	9.97%
Ten Years Ended 12/31/20	6.92%

MSCI ALL COUNTRY WORLD EX-U.S. INVESTABLE MARKET INDEX(1)

Average Annual Total Returns

One Year Ended 12/31/20	11.12%
Five Years Ended 12/31/20	8.98%
Ten Years Ended 12/31/20	5.06%

COMPARATIVE PERFORMANCE

Comparison of Change in Value of $10,000 Investment in Shares

of Wilshire International Equity Fund, Investment Class Shares

and the MSCI All Country World Ex-U.S. Index through 12/31/20.

On April 2, 2013 and July 21, 2021, the Wilshire International Equity Fund’s investment strategy was changed. Consequently, prior period performance may have been different if the new investment strategy had been in effect during these periods.

The performance data quoted represents past performance and does not guarantee future results. Current performance may be lower or higher. Performance data current to the most recent month end may be obtained at http://advisor.wilshire.com. The investment return and principal value of an investment will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. The table above does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

The Portfolio’s gross expense ratio per the prospectus dated 4/30/2020, supplemented on, 8/5/2020, 10/20/2020 and 1/12/2021 was 1.63% for Investment Class Shares. The Portfolio’s net expense ratio per the prospectus dated 4/30/2020, supplemented on,5/6/2020, 7/21/2020, 8/5/2020, 10/20/2020 and 1/12/2021 was 1.50% for Investment Class Shares.

The Advisor has agreed to waive a portion of its management fee to limit expenses of the Portfolio (excluding taxes, brokerage expenses, dividend expenses on short securities and extraordinary expenses) to 1.50% of average daily net assets for Investment Class Shares until April 30, 2022.

Wilshire International Equity Fund Commentary (Unaudited) - (Continued)

(1)

The MSCI ACWI ex-U.S. Investable Market Index captures large, mid and small cap representation across 22 of 23 Developed Markets countries (excluding the United States) and 23 Emerging Markets countries. The index covers approximately 99% of the global equity opportunity set outside the US. Unlike a mutual fund, the performance of an index assumes no taxes, transaction costs, management fees or other expenses. An individual cannot directly invest in any index.

Wilshire International Equity Fund Commentary (Unaudited) - (Continued)

INSTITUTIONAL CLASS SHARES

Average Annual Total Returns

One Year Ended 12/31/20	16.82%
Five Years Ended 12/31/20	10.27%
Ten Years Ended 12/31/20	7.17%

MSCI ALL COUNTRY WORLD EX-U.S. INVESTABLE MARKET INDEX(1)

Average Annual Total Returns

One Year Ended 12/31/20	11.12%
Five Years Ended 12/31/20	8.98%
Ten Years Ended 12/31/20	5.06%

COMPARATIVE PERFORMANCE

Comparison of Change in Value of $250,000 Investment in Shares

of Wilshire International Equity Fund, Institutional Class Shares

and the MSCI All Country World Ex-U.S. Index through 12/31/20.

On April 2, 2013 and July 21, 2020, the Wilshire International Equity Fund’s investment strategy was changed. Consequently, prior period performance may have been different if the new investment strategy had been in effect during these periods.

The performance data quoted represents past performance and does not guarantee future results. Current performance may be lower or higher. Performance data current to the most recent month end may be obtained at http://advisor.wilshire.com. The investment return and principal value of an investment will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. The table above does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

The Portfolio’s gross expense ratio per the prospectus dated 4/30/2020, supplemented on, 8/5/2020, 10/20/2020 and 1/12/2021 was 1.29% for Institutional Class Shares. The Portfolio’s net expense ratio per the prospectus dated 4/30/2020, supplemented on, 5/6/2020, 7/21/2020, 8/5/2020, 10/20/2020 and 1/12/2021 was 1.25% for Institutional Class Shares.

The Advisor has agreed to waive a portion of its management fee to limit expenses of the Portfolio (excluding taxes, brokerage expenses, dividend expenses on short securities and extraordinary expenses) to 1.25% of average daily net assets for Institutional Class Shares until April 30, 2022.

Wilshire International Equity Fund Commentary (Unaudited) - (Continued)

(1)

The MSCI ACWI Ex-U.S. Investable Market Index captures large, mid and small cap representation across 22 of 23 Developed Markets countries (excluding the United States) and 23 Emerging Markets countries. The index covers approximately 99% of the global equity opportunity set outside the US. Unlike a mutual fund, the performance of an index assumes no taxes, transaction costs, management fees or other expenses. An individual cannot directly invest in any index.

Wilshire International Equity Fund Commentary (Unaudited) - (Continued)

Outside of the United States, equity performance lagged its U.S. counterpart, with the MSCI All Country World ex USA Index returning 10.65% and MSCI Emerging Markets Index returning 18.31% for the year. Global equities continued to stage a tremendous rally in the fourth quarter, benefiting from optimism regarding the distribution of a COVID-19 vaccine. The economic recovery was aided by continued accommodative monetary policy including the European Central Bank expanding and extending its bond buying programs.

The Wilshire International Equity Fund - Institutional Class returned 16.82% in 2020, outperforming the MSCI All Country World ex USA Investable Market Index return of 11.12% by 5.70%. Strong stock selection within Information Technology and Industrials materially contributed to positive performance. Overweight exposures to the United States and to the Information Technology sector contributed meaningfully to relative performance. Conversely, stock selection from Financials detracted from performance. An underweight to China and an overweight to the United Kingdom detracted from relative performance.

We are pleased with the Fund’s recent relative outperformance for the year and believe that the Fund is well positioned going into 2021 as the market deals with ongoing pandemic, macroeconomic and geopolitical issues.

Wilshire International Equity Fund Commentary (Unaudited) - (Continued)

PORTFOLIO SECTOR WEIGHTING†

(As of December 31, 2020)

†	Based on percent of the Portfolio’s total investments in securities at value.

Common Stocks are composed of:

Japan	13.3%
Britain	9.5%
Switzerland	7.4%
Taiwan	6.3%
France	6.3%
China	6.1%
Canada	5.3%
Netherlands	4.1%
Germany	3.8%
South Korea	3.6%
Australia	3.4%
United States	3.2%
Denmark	3.1%
Ireland	3.0%
Hong Kong	2.9%
Sweden	2.8%
India	2.2%
Argentina	1.8%
Italy	1.8%
Spain	1.4%
Singapore	1.4%
Brazil	1.2%
Russia	0.9%
Finland	0.7%
Belgium	0.4%

Wilshire International Equity Fund Commentary (Unaudited) - (Continued)

Czech Republic	0.4%
Turkey	0.4%
Mexico	0.3%
Norway	0.3%
Austria	0.3%
South Africa	0.3%
Israel	0.3%
Malaysia	0.3%
Poland	0.2%
Thailand	0.2%
Luxembourg	0.1%
New Zealand	0.1%
Indonesia	0.1%
Philippines	0.1%
United Arab Emirates	0.1%
Egypt	0.1%
Monaco	0.0%
Peru	0.0%
Gibraltar	0.0%
Malta	0.0%
Jersey	0.0%
Saudi Arabia	0.0%
Georgia	0.0%
Guernsey	0.0%
Portugal	0.0%
Isle Of Man	0.0%
Bermuda	0.0%
Hungary	0.0%
Greece	0.0%

Wilshire Income Opportunities Fund Commentary (Unaudited)

INVESTMENT CLASS SHARES

Average Annual Total Returns

One Year Ended 12/31/20	3.59%
Inception (03/30/16) through 12/31/20	4.58%

Bloomberg Barclays U.S. Universal Index(1)

Average Annual Total Returns

One Year Ended 12/31/20	7.58%
Inception (03/30/16) through 12/31/20	4.51%

COMPARATIVE PERFORMANCE

Comparison of Change in Value of $10,000 Investment in Shares

of Wilshire Income Opportunities Fund, Investment Class Shares

and the Bloomberg Barclays U.S. Universal Index through 12/31/20.

The performance data quoted represents past performance and does not guarantee future results. Current performance may be lower or higher. Performance data current to the most recent month end may be obtained at http://advisor.wilshire.com. The investment return and principal value of an investment will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. The table above does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

(1)

The Bloomberg Barclays U.S. Universal Index represents the union of the U.S. Aggregate Index, U.S. Corporate High Yield Index, Investment Grade 144A Index, Eurodollar Index, U.S. Emerging Markets Index, and the non-ERISA eligible portion of the CMBS Index. The index covers USD-denominated, taxable bonds that are rated either investment grade or high-yield. Some U.S. Universal Index constituents may be eligible for one or more of its contributing subcomponents that are not mutually exclusive. The Bloomberg Barclays U.S. Universal Index includes Treasury securities, Government agency bonds, mortgage-backed bonds, corporate bonds, and a small amount of foreign bonds traded in U.S. An individual cannot directly invest in any index.

The Portfolio’s gross expense ratio per the prospectus dated 4/30/2020, supplemented on, 10/20/2020 and 1/12/2021 was 1.26% for Investment Class Shares. The Portfolio’s net expense ratio per the prospectus dated 4/30/2020, supplemented on,5/6/2020, 10/20/2020, and 1/12/2021 was 1.18% for Investment Class Shares.

The Advisor has agreed to waive a portion of its management fee to limit expenses of the Portfolio (excluding taxes, brokerage expenses, dividend expenses on short securities and extraordinary expenses) to 1.15% of average daily net assets for Investment Class Shares until April 30, 2022.

Wilshire Income Opportunities Fund Commentary (Unaudited) - (Continued)

INSTITUTIONAL CLASS SHARES

Average Annual Total Returns

One Year Ended 12/31/20	3.77%
Inception (03/30/16) through 12/31/20	4.77%

Bloomberg Barclays U.S. Universal Index(1)

Average Annual Total Returns

One Year Ended 12/31/20	7.58%
Inception (03/30/16) through 12/31/20	4.51%

COMPARATIVE PERFORMANCE

Comparison of Change in Value of $250,000 Investment in Shares

of Wilshire Income Opportunities Fund, Institutional Class Shares

and the Bloomberg Barclays U.S. Universal Index through 12/31/20.

The performance data quoted represents past performance and does not guarantee future results. Current performance may be lower or higher. Performance data current to the most recent month end may be obtained at http://advisor.wilshire.com. The investment return and principal value of an investment will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. The table above does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

(1)

The Bloomberg Barclays U.S. Universal Index represents the union of the U.S. Aggregate Index, U.S. Corporate High Yield Index, Investment Grade 144A Index, Eurodollar Index, U.S. Emerging Markets Index, and the non-ERISA eligible portion of the CMBS Index. The index covers USD-denominated, taxable bonds that are rated either investment grade or high-yield. Some U.S. Universal Index constituents may be eligible for one or more of its contributing subcomponents that are not mutually exclusive. The Bloomberg Barclays U.S. Universal Index includes Treasury securities, Government agency bonds, mortgage-backed bonds, corporate bonds, and a small amount of foreign bonds traded in U.S. An individual cannot directly invest in any index.

The Portfolio’s gross expense ratio per the prospectus dated 4/30/2020, supplemented on, 10/20/2020 and 1/12/2021 was 0.92% for Institutional Class Shares. The Portfolio’s net expense ratio per the prospectus dated 4/30/2020, supplemented on, 5/6/2020, 10/20/2020, and 1/12/2021 was 0.92% for Institutional Class Shares.

The Advisor has agreed to waive a portion of its management fee to limit expenses of the Portfolio (excluding taxes, brokerage expenses, dividend expenses on short securities and extraordinary expenses) to 0.90% of average daily net assets for Institutional Class Shares until April 30, 2022.

Wilshire Income Opportunities Fund Commentary (Unaudited) - (Continued)

The Bloomberg Barclays US Aggregate Bond Index returned 7.51% for the year. During the fourth quarter, the U.S. 10-year Treasury yield rose approximately 0.30% and touched a near-term high of 1.15%, as nominal yields are only beginning to reflect the upside potential of future growth and inflation. Nevertheless, the U.S. Real 10-year yield remains near record low levels (-0.99%), indicating that nominal bonds are still priced irrationally relative to the expectations currently reflected in breakeven inflation rates. Real yields at these levels continue to signal signs of complacency, as investors appear to ignore the recovery in growth and inflation, particularly given the likelihood of additional government stimulus. In the Federal Open Market Committee’s communication that it intends to maintain its current policy through 2023 is, we believe, supporting a high degree of complacency among many investors.

The Wilshire Income Opportunities Fund - Institutional Class returned 3.77% in 2020, underperforming the Bloomberg Barclay US Universal Index return of 7.58% by -3.81%. During the first quarter of 2020, exposures to emerging market debt, securitized products, investment grade corporate, and high yield issues detracted materially from relative performance. Although many of these sectors have since recovered from the sell-off earlier this year, securitized products such as Commercial Mortgage-backed Securities and Asset-backed Securities contributed negatively for the year, and therefore weighed on performance. Additionally, underweight duration detracted from relative performance.

Despite recent relative underperformance, we believe the Fund is well positioned going into 2021 as the market deals with ongoing pandemic, macroeconomic and geopolitical issues.

Wilshire Income Opportunities Fund Commentary (Unaudited) - (Continued)

PORTFOLIO SECTOR WEIGHTING†

(As of December 31, 2020)

†	Based on percent of the Portfolio’s total investments in securities at value.

Wilshire Mutual Funds, Inc. Disclosure of Fund Expenses (Unaudited)

All mutual funds have operating expenses. As a shareholder of a Portfolio, you incur ongoing costs, which include costs for investment advisory, administrative services, distribution and/or shareholder services and shareholder reports (like this one), among others. Operating expenses, which are deducted from a fund’s gross income, directly reduce the investment return of the Portfolio. A Portfolio’s expenses are expressed as a percentage of its average net assets. This figure is known as the expense ratio. The following examples are intended to help you understand the ongoing fees (in dollars) of investing in the Portfolios and to compare these costs with those of other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period and held for the entire period from July 1, 2020 to December 31, 2020.

The table on the next page illustrates the Portfolios’ costs in two ways:

Actual Fund Return: This section helps you to estimate the actual expenses, after any applicable fee reductions, that you paid over the period. The “Ending Account Value” shown is derived from each Portfolio’s actual return for the period. The “Expense Ratio” column shows the period’s annualized expense ratio and the “Expenses Paid During Period” column shows the dollar amount that would have been paid by an investor who started with $1,000 in the Portfolios at the beginning of the period.

You may use the information here, together with your account value, to estimate the expenses that you paid over the period. To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for the Portfolio in the first line under the heading entitled “Expenses Paid During Period.”

Hypothetical 5% Return: This section is intended to help you compare the Portfolios’ costs with those of other mutual funds. The “Ending Account Value” shown is derived from hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and assumed rate of return. It assumes that each Portfolio had an annual return of 5% before expenses, but that the expense ratio is unchanged. In this case, because the return used is not each Portfolio’s actual return, the results do not apply to your investment. This example is useful in making comparisons to other mutual funds because the U.S. Securities and Exchange Commission (“SEC”) requires all mutual funds to calculate expenses based on an assumed 5% annual return. You can assess the Portfolios’ ongoing costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight and help you compare your ongoing costs only and do not reflect any transactional costs such as sales charges (loads), redemption fees, or exchange fees. Wilshire Mutual Funds, Inc. has no such charges, but these may be present in other funds to which you compare this data. Therefore, the hypothetical portions of the table are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.

Wilshire Mutual Funds, Inc. Disclosure of Fund Expenses (Unaudited) - (Continued) For the Six Months Ended December 31, 2020 (Unaudited)

	Beginning Account Value 07/01/2020	Ending Account Value 12/31/2020	Net Expense Ratio(1)	Expenses Paid During Period 07/01/20- 12/31/20(2)
Large Company Growth Portfolio
Based on Actual Fund Return
Investment Class	$1,000.00	$1,238.20	1.30%	$7.31
Institutional Class	$1,000.00	$1,240.20	1.00%	$5.63
Based on Hypothetical 5% Return
Investment Class	$1,000.00	$1,018.60	1.30%	$6.60
Institutional Class	$1,000.00	$1,020.11	1.00%	$5.08
Large Company Value Portfolio
Based on Actual Fund Return
Investment Class	$1,000.00	$1,249.90	1.36%	$7.69
Institutional Class	$1,000.00	$1,251.30	1.01%	$5.72
Based on Hypothetical 5% Return
Investment Class	$1,000.00	$1,018.30	1.36%	$6.90
Institutional Class	$1,000.00	$1,020.06	1.01%	$5.13
Small Company Growth Portfolio
Based on Actual Fund Return
Investment Class	$1,000.00	$1,336.20	1.35%	$7.93
Institutional Class	$1,000.00	$1,338.00	1.10%	$6.46
Based on Hypothetical 5% Return
Investment Class	$1,000.00	$1,018.35	1.35%	$6.85
Institutional Class	$1,000.00	$1,019.61	1.10%	$5.58
Small Company Value Portfolio
Based on Actual Fund Return
Investment Class	$1,000.00	$1,351.80	1.35%	$7.98
Institutional Class	$1,000.00	$1,353.40	1.10%	$6.51
Based on Hypothetical 5% Return
Investment Class	$1,000.00	$1,018.35	1.35%	$6.85
Institutional Class	$1,000.00	$1,019.61	1.10%	$5.58

Wilshire Mutual Funds, Inc. Disclosure of Fund Expenses (Unaudited) - (Continued) For the Six Months Ended December 31, 2020 (Unaudited)

	Beginning Account Value 07/01/2020	Ending Account Value 12/31/2020	Net Expense Ratio(1)	Expenses Paid During Period 07/01/20- 12/31/20(2)
Wilshire 5000 IndexSM Fund
Based on Actual Fund Return
Investment Class	$1,000.00	$1,240.40	0.61%	$3.44
Institutional Class	$1,000.00	$1,242.40	0.31%	$1.75
Based on Hypothetical 5% Return
Investment Class	$1,000.00	$1,022.07	0.61%	$3.10
Institutional Class	$1,000.00	$1,023.58	0.31%	$1.58
Wilshire International Equity Fund
Based on Actual Fund Return
Investment Class .	$1,000.00	$1,265.70	1.50%	$8.54
Institutional Class	$1,000.00	$1,267.90	1.25%	$7.13
Based on Hypothetical 5% Return
Investment Class	$1,000.00	$1,017.60	1.50%	$7.61
Institutional Class	$1,000.00	$1,018.85	1.25%	$6.34
Wilshire Income Opportunities Fund
Based on Actual Fund Return
Investment Class	$1,000.00	$1,059.20	1.15%	$5.95
Institutional Class	$1,000.00	$1,059.50	0.91%	$4.71
Based on Hypothetical 5% Return
Investment Class	$1,000.00	$1,019.36	1.15%	$5.84
Institutional Class	$1,000.00	$1,020.56	0.91%	$4.62

(1)	Annualized, based on each Portfolio’s most recent fiscal half-year expenses.
(2)	Expenses are equal to each Portfolio’s annualized net expense ratio multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period).

Wilshire Mutual Funds, Inc. Large Company Growth Portfolio Condensed Schedule of Investments	December 31, 2020

	Shares	Value
COMMON STOCKS — 78.0% (a)
Communication Services — 10.4%
Alphabet, Inc. - Class A (b)	2,121	$3,717,350
Alphabet, Inc. - Class C (b)	3,734	6,541,520
Facebook, Inc. - Class A (b)	34,969	9,552,132
The Walt Disney Co. (b)	15,367	2,784,193
T-Mobile US, Inc. (b)	17,367	2,341,940
Other Securities (b)(c)		2,257,990
		27,195,125
Consumer Discretionary — 14.0%
Alibaba Group Holding Ltd. - ADR (b)	19,141	4,454,685
Amazon.com, Inc. (b)	5,097	16,600,572
Lowe’s Cos., Inc.	7,074	1,135,448
Starbucks Corp.	32,642	3,492,041
Tesla, Inc. (b)	3,325	2,346,353
Other Securities (b)(c)		8,542,725
		36,571,824
Consumer Staples — 2.9%
Colgate-Palmolive Co.	12,617	1,078,880
Monster Beverage Corp. (b)	33,705	3,117,038
Other Securities (b)(c)		3,513,387
		7,709,305
Energy — 0.3%
Other Securities (c)		877,391

Financials — 2.1%
FactSet Research Systems, Inc.	3,222	1,071,315
S&P Global, Inc.	4,126	1,356,340
SEI Investments Co.	18,191	1,045,437
Other Securities (c)		2,002,323
		5,475,415
Health Care — 8.2%
Cerner Corp.	19,192	1,506,188
Danaher Corp.	8,413	1,868,864
Illumina, Inc. (b)	5,140	1,901,800
Intuitive Surgical, Inc. (b)	1,902	1,556,026
Novartis AG - ADR	26,975	2,547,249
Regeneron Pharmaceuticals, Inc. (b)	3,766	1,819,392
Roche Holding AG - ADR	41,648	1,825,848
UnitedHealth Group, Inc.	5,158	1,808,808
Other Securities (b)(c)(d)		6,780,851
		21,615,026

	Shares	Value
Industrials — 4.7%
Deere & Co.	10,036	$2,700,186
Expeditors International of Washington, Inc.	17,384	1,653,392
The Boeing Co.	14,659	3,137,906
TransDigm Group, Inc. (b)	2,378	1,471,625
Other Securities (b)(c)		3,362,456
		12,325,565
Information Technology — 34.8%
Adobe, Inc. (b)	8,047	4,024,466
Advanced Micro Devices, Inc. (b)	20,272	1,859,145
Apple, Inc.	106,777	14,168,240
Applied Materials, Inc.	33,722	2,910,209
Autodesk, Inc. (b)	13,398	4,090,945
Cisco Systems, Inc.	26,767	1,197,823
Fiserv, Inc. (b)	10,749	1,223,881
Intuit, Inc.	3,464	1,315,800
Mastercard, Inc. - Class A	4,498	1,605,516
Microsoft Corp.	70,713	15,727,985
NVIDIA Corp.	11,158	5,826,708
NXP Semiconductors NV	9,118	1,449,853
Oracle Corp.	54,869	3,549,476
PayPal Holdings, Inc. (b)	15,175	3,553,985
QUALCOMM, Inc.	31,902	4,859,951
salesforce.com, Inc. (b)	24,514	5,455,100
Visa, Inc. - Class A	43,566	9,529,191
Workday, Inc. - Class A (b)	5,151	1,234,231
Other Securities (b)(c)		7,676,879
		91,259,384
Materials — 0.6%
The Sherwin-Williams Co.	1,916	1,408,087
Other Securities (c)		228,011
		1,636,098
Total Common Stocks (Cost $94,113,987)		$204,665,133
	Par Value
U.S. TREASURY OBLIGATIONS — 0.0% (e)
U.S. Treasury Notes — 0.0% (e)
Other Securities (c)(f)		$82,650
Total U.S. Treasury Obligations (Cost $82,460)		$82,650

See Notes to Financial Statements.

Wilshire Mutual Funds, Inc. Large Company Growth Portfolio Condensed Schedule of Investments - (Continued)	December 31, 2020

	Par Value	Value
NON-AGENCY MORTGAGE-BACKED OBLIGATIONS — 2.3%
Other Securities (c)(f)(g)(h)(i)		$6,012,069
Total Non-Agency Mortgage-Backed Obligations (Cost $5,963,148)		$6,012,069

NON-AGENCY MORTGAGE-BACKED OBLIGATION INTEREST-ONLY STRIPS — 0.1%
Other Securities (c)(f)(i)		$195,526
Total Non-Agency Mortgage-Backed Obligation Interest-Only Strips (Cost $199,619)		$195,526

ASSET-BACKED SECURITIES — 1.5%
Other Securities (c)(f)(g)(h)		$4,026,480
Total Asset-Backed Securities (Cost $4,018,168)		$4,026,480

COLLATERALIZED LOAN OBLIGATIONS — 1.5%
Other Securities (c)(f)(g)(h)		$3,851,907
Total Collateralized Loan Obligations (Cost $3,842,012)		$3,851,907

CORPORATE BONDS — 3.8%
Basic Materials — 0.0% (e)
Other Securities (c)(f)		$77,748

Communications — 0.3%
Amazon.com, Inc.
1.500%, due 06/03/30 (f)	$127,000	128,934
The Walt Disney Co.
2.200%, due 01/13/28 (f)	68,000	72,694
Other Securities (c)(f)		498,126
		699,754
Consumer, Cyclical — 0.1%
Other Securities (c)(f)		383,375

Consumer, Non-cyclical — 0.8%
Other Securities (c)(d)(f)(h)		2,010,471

Energy — 0.2%
Other Securities (c)(f)		525,688

	Par Value	Value
Financial — 1.5%
Other Securities (c)(f)(g)(h)		$3,871,744

Industrial — 0.4%
Other Securities (c)(d)(f)		1,069,759

Technology — 0.3%
Microsoft Corp.
2.400%, due 08/08/26 (f)	$184,000	200,392
Oracle Corp.
2.950%, due 04/01/30 (f)	200,000	222,987
Other Securities (c)(f)		369,073
		792,452
Utilities — 0.2%
Other Securities (c)(f)		558,464
Total Corporate Bonds (Cost $9,903,241)		$9,989,455
	Shares
AFFILIATED REGISTERED INVESTMENT COMPANIES — 5.9%
Voya Emerging Markets Hard Currency Debt Fund - Class P	207,110	$2,089,744
Voya High Yield Bond Fund - Class P	313,431	2,526,256
Voya Investment Grade Credit Fund - Class P	212,265	2,468,643
Voya Securitized Credit Fund - Class P	858,657	8,303,211
Total Affiliated Registered Investment Companies (Cost $15,087,839)		$15,387,854

Total Investments at Value — 93.1% (Cost $133,210,474)		$244,211,074
Other Assets in Excess of Liabilities — 6.9%		18,151,949
Net Assets — 100.0%		$262,363,023

Percentages are stated as a percent of net assets.

The Condensed Schedule of Investments does not reflect the complete portfolio holdings. It includes the Portfolio’s 50 largest holdings,

See Notes to Financial Statements.

Wilshire Mutual Funds, Inc. Large Company Growth Portfolio Condensed Schedule of Investments - (Continued)	December 31, 2020

each investment of any issue that exceeds 1% of the Portfolio’s net assets, and any investments classified as Level 3. “Other Securities” represent all issues not required to be disclosed under the rules adopted by the U.S. Securities and Exchange Commission (“SEC”). The complete schedule of portfolio holdings is available on the SEC’s website at http://www.sec.gov; and (ii) on our website at http://advisor.wilshire.com.

ADR — American Depository Receipt

(a)	More narrow industries are utilized for compliance purposes, whereas broad sectors are utilized for reporting purposes.
(b)	Non-income producing security.
(c)

Represents issuers not identified as a top 50 holding in terms of market value, issues or issuers not exceeding 1% of net assets individually or in the aggregate, respectively, or any issuers not classified as Level 3 investments, as of December 31, 2020.

(d)	This security or a partial position of this security is on loan at December 31, 2020. The total fair value of securities on loan at December 31, 2020 was $324,985 (Note 7).
(e)	Represents less than 0.1%.
(f)	Level 2 security (Note 2).
(g)	Variable rate security based on a reference index and spread. The rate listed is as of December 31, 2020.
(h)

Securities purchased pursuant to Rule 144A of the Securities Act of 1933, as amended, and may be sold only to dealers in that program or other ‘‘qualified institutional buyers.’’ As of December 31, 2020, the value of these investments was $12,782,176, or 4.9% of total net assets.

(i)	Variable rate security. The coupon is based on an underlying pool of loans. The rate listed is as of December 31, 2020.

See Notes to Financial Statements.

Wilshire Mutual Funds, Inc. Large Company Growth Portfolio Schedule of Total Return Swaps	December 31, 2020

Counterparty	Reference Entity	Pay/ Receive Total Return on Reference Entity	Financing Rate	Maturity Date	Payment Frequency	Shares	Notional Amount	Value/ Unrealized Appreciation
Goldman Sachs Bank, USA	Russell 1000 Growth Total Return Index	Receive	(3 MO LIBOR + 0.140%)	10/04/2021	At Maturity	22,695	$55,000,879	$7,928,595

Total Return Swaps								$7,928,595

LIBOR — London Interbank Offered Rate.

Wilshire Mutual Funds, Inc. Large Company Growth Portfolio Schedule of Futures Contracts	December 31, 2020

FUTURES CONTRACTS PURCHASED	Contracts	Expiration Date	Notional Amount	Value/ Unrealized Appreciation
2-Year U.S. Treasury Note Future	1	03/31/2021	$205,136	$227
Total Futures Contracts Purchased			$205,136	$227

FUTURES CONTRACTS SOLD SHORT	Contracts	Expiration Date	Notional Amount	Value/ Unrealized Appreciation (Depreciation)
5-Year U.S. Treasury Note Future	12	03/31/2021	$1,197,247	$(3,563)
10-Year U.S. Treasury Note Future	28	03/22/2021	3,095,272	(3,324)
U.S. Treasury Long Bond Future	3	03/22/2021	453,940	4,283
Ultra 10-Year U.S. Treasury Bond Future	26	03/22/2021	2,531,081	16,194
Ultra Long-Term U.S. Treasury Bond Future	5	03/22/2021	650,403	12,102
Total Futures Contracts Sold Short			$7,927,943	$25,692

See Notes to Financial Statements.

Wilshire Mutual Funds, Inc. Large Company Value Portfolio Condensed Schedule of Investments	December 31, 2020

	Shares	Value
COMMON STOCKS — 81.0% (a)
Communication Services — 4.1%
Comcast Corp. - Class A	28,855	$1,512,002
Verizon Communications, Inc.	38,741	2,276,034
Other Securities (b)(c)(d)		4,043,653
		7,831,689
Consumer Discretionary — 8.4%
Ford Motor Co.	175,077	1,538,927
Gildan Activewear, Inc.	58,583	1,640,910
Lear Corp.	10,146	1,613,518
Lowe’s Cos., Inc.	8,180	1,312,972
PVH Corp.	12,655	1,188,178
Other Securities (b)(d)		8,841,073
		16,135,578
Consumer Staples — 4.8%
Coca-Cola European Partners PLC	24,757	1,233,641
The Procter & Gamble Co.	10,028	1,395,296
Other Securities (b)(d)		6,587,416
		9,216,353
Energy — 5.1%
Exxon Mobil Corp.	29,991	1,236,229
Halliburton Co.	106,125	2,005,762
Phillips 66	20,621	1,442,233
Other Securities (c)(d)		5,187,729
		9,871,953
Financials — 20.8%
American Express Co.	11,114	1,343,794
American International Group, Inc.	42,911	1,624,610
Aon PLC - Class A	7,226	1,526,637
Bank of America Corp.	77,375	2,345,236
Capital One Financial Corp.	20,329	2,009,522
Chubb Ltd.	9,168	1,411,139
Citigroup, Inc.	29,039	1,790,545
Equitable Holdings, Inc.	45,924	1,175,195
JPMorgan Chase & Co.	33,441	4,249,348
MetLife, Inc.	27,246	1,279,200
US Bancorp	38,136	1,776,756
Wells Fargo & Co.	125,982	3,802,137
Other Securities (b)(c)(d)		15,727,176
		40,061,295

	Shares	Value
Health Care — 11.0%
Cigna Corp.	10,252	$2,134,261
CVS Health Corp.	38,382	2,621,491
Johnson & Johnson	21,838	3,436,864
Medtronic PLC	13,687	1,603,295
UnitedHealth Group, Inc.	3,991	1,399,564
Other Securities (b)(d)		10,126,339
		21,321,814
Industrials — 8.9%
General Dynamics Corp.	9,189	1,367,507
General Electric Co.	209,977	2,267,752
Otis Worldwide Corp.	19,586	1,323,034
Raytheon Technologies Corp.	19,360	1,384,434
Stanley Black & Decker, Inc.	11,863	2,118,257
Westinghouse Air Brake Technologies Corp.	29,565	2,164,158
Other Securities (b)(d)		6,553,715
		17,178,857
Information Technology — 7.2%
Cognizant Technology Solutions Corp. - Class A	32,302	2,647,149
Intel Corp.	25,217	1,256,311
Oracle Corp.	38,797	2,509,778
Other Securities (b)(d)		7,530,111
		13,943,349
Materials — 4.7%
Corteva, Inc.	34,395	1,331,774
Dow, Inc.	34,599	1,920,244
DuPont de Nemours, Inc. (c)	24,124	1,715,458
Linde PLC	4,689	1,235,598
Other Securities (b)(c)(d)		2,889,532
		9,092,606
Real Estate — 1.8%
Healthpeak Properties, Inc.	38,424	1,161,558
Other Securities (d)		2,389,217
		3,550,775
Utilities — 4.2%
CenterPoint Energy, Inc.	60,629	1,312,012
Exelon Corp.	31,788	1,342,089
NRG Energy, Inc.	41,863	1,571,956
Other Securities (d)		3,922,313
		8,148,370
Total Common Stocks (Cost $123,121,598)		$156,352,639

See Notes to Financial Statements.

Wilshire Mutual Funds, Inc. Large Company Value Portfolio Condensed Schedule of Investments - (Continued)	December 31, 2020

	Par Value	Value
U.S. TREASURY OBLIGATIONS — 0.0% (e)
U.S. Treasury Notes — 0.0% (e)
Other Securities (d)(f)		$15,937
Total U.S. Treasury Obligations (Cost $15,986)		$15,937

NON-AGENCY MORTGAGE-BACKED OBLIGATIONS — 2.0%
Other Securities (d)(f)(g)(h)(i)		$3,852,473
Total Non-Agency Mortgage-Backed Obligations (Cost $3,822,172)		$3,852,473

NON-AGENCY MORTGAGE-BACKED OBLIGATION INTEREST-ONLY STRIP — 0.0% (e)
Other Securities (d)(f)(i)		$50,709
Total Non-Agency Mortgage-Backed Obligation Interest-Only Strip (Cost $51,337)		$50,709

ASSET-BACKED SECURITIES — 1.4%
Other Securities (d)(f)(g)(h)		$2,691,554
Total Asset-Backed Securities (Cost $2,685,412)		$2,691,554

COLLATERALIZED LOAN OBLIGATIONS — 1.3%
Other Securities (d)(f)(g)(h)		$2,501,173
Total Collateralized Loan Obligations (Cost $2,494,738)		$2,501,173

CORPORATE BONDS — 2.8%
Basic Materials — 0.0% (e)
Other Securities (d)(f)		$42,061

Communications — 0.2%
Verizon Communications, Inc.
3.376%, due 02/15/25 (f)	$77,000	85,470
Other Securities (d)(f)		266,058
		351,528
Consumer, Cyclical — 0.1%
Other Securities (d)(f)		209,653

	Par Value	Value
Consumer, Non-cyclical — 0.6%
CVS Health Corp.
3.875%, due 07/20/25 (f)	$128,000	$144,786
Johnson & Johnson
0.550%, due 09/01/25 (f)	91,000	91,457
0.950%, due 09/01/27 (f)	100,000	100,385
1.300%, due 09/01/30 (f)	100,000	100,219
Other Securities (d)(f)(h)		779,187
		1,017,248
Energy — 0.2%
Other Securities (d)(f)		287,816

Financial — 1.1%
Bank of America Corp.
4.125%, due 01/22/24 (f)	102,000	113,209
4.000%, due 01/22/25 (f)	39,000	43,625
2.496%, due 02/13/31 (3 Month U.S. LIBOR + 0.990%) (f)(g)	92,000	97,619
JPMorgan Chase & Co.
2.776%, due 04/25/23 (3 Month U.S. LIBOR + 0.935%) (f)(g)	88,000	90,849
3.875%, due 09/10/24 (f)	100,000	111,641
2.522%, due 04/22/31 (SOFR Rate + 2.040%) (f)(g)	185,000	197,639
4.600%, Perpetual (SOFR Rate + 3.125%) (f)(g)	45,000	46,406
Wells Fargo & Co.
3.069%, due 01/24/23 (f)	103,000	105,774
2.406%, due 10/30/25 (3 Month U.S. LIBOR + 0.825%) (f)(g)	118,000	124,586
Other Securities (d)(f)(g)(h)		1,191,268
		2,122,616
Industrial — 0.3%
General Electric Co.
3.450%, due 05/01/27 (c)(f)	52,000	58,617
Other Securities (d)(f)		529,551
		588,168

See Notes to Financial Statements.

Wilshire Mutual Funds, Inc. Large Company Value Portfolio Condensed Schedule of Investments - (Continued)	December 31, 2020

	Par Value	Value
Technology — 0.2%
Oracle Corp.
2.950%, due 04/01/30 (f)	$109,000	$121,528
Other Securities (d)(f)		312,433
		433,961
Utilities — 0.1%
Other Securities (d)(f)		237,034
Total Corporate Bonds (Cost $5,441,454)		$5,488,871
	Shares
AFFILIATED REGISTERED INVESTMENT COMPANIES — 5.7%
Voya Emerging Markets Hard Currency Debt Fund - Class P	134,622	$1,358,333
Voya High Yield Bond Fund - Class P	202,424	1,631,540
Voya Investment Grade Credit Fund - Class P	225,532	2,622,934
Voya Securitized Credit Fund - Class P	550,078	5,319,256
Total Affiliated Registered Investment Companies (Cost $10,762,673)		$10,932,063

Total Investments at Value — 94.2% (Cost $148,395,370)		$181,885,419
Other Assets in Excess of Liabilities — 5.8%		11,168,302
Net Assets — 100.0%		$193,053,721

Percentages are stated as a percent of net assets.

The Condensed Schedule of Investments does not reflect the complete portfolio holdings. It includes the Portfolio’s 50 largest holdings, each investment of any issue that exceeds 1% of the Portfolio’s net assets, and any investments classified as Level 3. “Other Securities” represent all issues not required to be disclosed under the rules adopted by the U.S. Securities and Exchange Commission (“SEC”). The complete schedule of portfolio holdings is available on the SEC’s website at http://www.sec.gov; and (ii) on our website at http://advisor.wilshire.com.

LIBOR — London Interbank Offered Rate

SOFR — Secured Overnight Financing Rate

(a)	More narrow industries are utilized for compliance purposes, whereas broad sectors are utilized for reporting purposes.
(b)	Non-income producing security.
(c)	This security or a partial position of this security is on loan at December 31, 2020. The total fair value of securities on loan at December 31, 2020 was $4,292,176 (Note 7).
(d)

Represents issuers not identified as a top 50 holding in terms of market value, issues or issuers not exceeding 1% of net assets individually or in the aggregate, respectively, or any issuers not classified as Level 3 investments, as of December 31, 2020.

(e)	Represents less than 0.1%.
(f)	Level 2 security (Note 2).
(g)	Variable rate security based on a reference index and spread. The rate listed is as of December 31, 2020.
(h)

Securities purchased pursuant to Rule 144A of the Securities Act of 1933, as amended, and may be sold only to dealers in that program or other ‘‘qualified institutional buyers.’’ As of December 31, 2020, the value of these investments was $8,187,983, or 4.2% of total net assets.

(i)	Variable rate security. The coupon is based on an underlying pool of loans. The rate listed is as of December 31, 2020.

See Notes to Financial Statements.

Wilshire Mutual Funds, Inc. Large Company Value Portfolio Schedule of Total Return Swaps	December 31, 2020

Counterparty	Reference Entity	Pay/ Receive Total Return on Reference Entity	Financing Rate	Maturity Date	Payment Frequency	Shares	Notional Amount	Value/ Unrealized Appreciation
Goldman Sachs Bank, USA	Russell 1000 Value Total Return Index	Receive	(3 MO LIBOR + 0.140%)	10/04/2021	At Maturity	18,591	$34,412,090	$4,165,823

Total Return Swaps								$4,165,823

LIBOR — London Interbank Offered Rate.

Wilshire Mutual Funds, Inc. Large Company Value Portfolio Schedule of Futures Contracts	December 31, 2020

FUTURES CONTRACTS PURCHASED	Contracts	Expiration Date	Notional Amount	Value/ Unrealized Appreciation
2-Year U.S. Treasury Note Future	2	03/31/2021	$410,271	$454
Total Futures Contracts Purchased			$410,271	$454

FUTURES CONTRACTS SOLD SHORT	Contracts	Expiration Date	Notional Amount	Value/ Unrealized Appreciation (Depreciation)
5-Year U.S. Treasury Note Future	12	03/31/2021	$1,197,247	$(3,564)
10-Year U.S. Treasury Note Future	17	03/22/2021	1,879,272	(2,018)
U.S. Treasury Long Bond Future	2	03/22/2021	302,632	2,855
Ultra 10-Year U.S. Treasury Bond Future	17	03/22/2021	1,654,939	10,589
Ultra Long-Term U.S. Treasury Bond Future	4	03/22/2021	520,324	9,681
Total Futures Contracts Sold Short			$5,554,414	$17,543

See Notes to Financial Statements.

Wilshire Mutual Funds, Inc. Small Company Growth Portfolio Condensed Schedule of Investments	December 31, 2020

	Shares	Value
COMMON STOCKS — 99.0% (a)
Communication Services — 0.6%
Other Securities (b)(c)		$261,710

Consumer Discretionary — 13.9%
Boot Barn Holdings, Inc. (c)	6,375	276,420
Brinker International, Inc.	6,681	377,944
Lithia Motors, Inc. - Class A	733	214,527
Magnite, Inc. (c)(d)	42,344	1,300,384
Skyline Champion Corp. (c)	23,520	727,709
Texas Roadhouse, Inc.	8,688	679,054
TopBuild Corp. (c)	4,139	761,907
Other Securities (b)(c)(d)		2,345,547
		6,683,492
Consumer Staples — 4.0%
elf Beauty, Inc. (c)	23,886	601,688
Grocery Outlet Holding Corp. (c)	17,830	699,827
Other Securities (b)(c)		606,127
		1,907,642
Energy — 0.2%
Select Energy Services, Inc. - Class A (c)	27,265	111,787

Financials — 3.8%
Banc of California, Inc.	29,780	438,064
Home BancShares, Inc.	29,166	568,154
LendingTree, Inc. (c)(d)	1,031	282,277
Other Securities (b)(c)		549,119
		1,837,614
Health Care — 31.2%
BioLife Solutions, Inc. (c)	11,095	442,580
BioTelemetry, Inc. (c)	8,135	586,371
CONMED Corp.	5,630	630,560
Heska Corp. (c)	4,232	616,391
LeMaitre Vascular, Inc.	7,502	303,831
LHC Group, Inc. (c)	3,081	657,239
Medpace Holdings, Inc. (c)	7,011	975,931
Mesa Laboratories, Inc.	2,385	683,636
Neogen Corp. (c)	9,850	781,105
NeoGenomics, Inc. (c)	18,671	1,005,247
PRA Health Sciences, Inc. (c)	2,780	348,723
Repligen Corp. (c)	6,129	1,174,500
Simulations Plus, Inc.	9,447	679,428

	Shares	Value
Tabula Rasa HealthCare, Inc. (c)(d)	6,252	$267,836
Other Securities (b)(c)(d)		5,830,847
		14,984,225
Industrials — 12.9%
Kratos Defense & Security Solutions, Inc. (c)	30,641	840,483
Marten Transport Ltd.	27,368	471,551
Mercury Systems, Inc. (c)	7,129	627,780
Saia, Inc. (c)	3,460	625,568
SiteOne Landscape Supply, Inc. (c)	3,975	630,554
Other Securities (b)(c)(d)		3,020,860
		6,216,796
Information Technology — 29.3%
Appfolio, Inc. - Class A (c)	3,039	547,142
Box, Inc. - Class A (c)	37,789	682,091
Cerence, Inc. (c)	4,670	469,242
CMC Materials, Inc.	1,685	254,941
Endava PLC - ADR (c)	6,541	502,022
Evo Payments, Inc. (c)	33,011	891,627
FormFactor, Inc. (c)	5,050	217,251
MAXIMUS, Inc.	7,185	525,870
Mimecast Ltd. (c)	16,535	939,849
Pegasystems, Inc.	8,194	1,091,932
Qualys, Inc. (c)(d)	4,080	497,230
Repay Holdings Corp. (c)	19,747	538,106
Semtech Corp. (c)	3,015	217,351
Silicon Laboratories, Inc. (c)	3,242	412,836
Synaptics, Inc. (c)	2,286	220,370
Triterras, Inc. (c)(d)	26,388	291,060
WNS Holdings Ltd. - ADR (c)	14,765	1,063,818
Workiva, Inc. (c)	14,555	1,333,529
Other Securities (b)(c)(d)		3,390,568
		14,086,835
Materials — 2.2%
Ferroglobe Representation & Warranty Insurance Trust (c)(e)(f)	840	—
Quaker Chemical Corp.	2,420	613,204
Other Securities (b)(c)(d)		429,515
		1,042,719

See Notes to Financial Statements.

Wilshire Mutual Funds, Inc. Small Company Growth Portfolio Condensed Schedule of Investments - (Continued)	December 31, 2020

Shares	Value
COMMON STOCKS — 99.0% (a) (Continued)
Real Estate — 0.6%
Other Securities (b)(c)	$264,904

Utilities — 0.3%
Other Securities (b)(c)	150,376

Total Common Stocks (Cost $28,638,105)	$47,548,100

Total Investments at Value — 99.0% (Cost $28,638,105)	$47,548,100
Other Assets in Excess of Liabilities — 1.0%	511,826
Net Assets — 100.0%	$48,059,926

Percentages are stated as a percent of net assets.

The Condensed Schedule of Investments does not reflect the complete portfolio holdings. It includes the Portfolio’s 50 largest holdings, each investment of any issue that exceeds 1% of the Portfolio’s net assets, and any investments classified as Level 3. “Other Securities” represent all issues not required to be disclosed under the rules adopted by the U.S. Securities and Exchange Commission (“SEC”). The complete schedule of portfolio holdings is available (i) on the SEC’s website at http://www.sec.gov; and (ii) on our website at http://advisor.wilshire.com.

ADR — American Depository Receipt

(a)	More narrow industries are utilized for compliance purposes, whereas broad sectors are utilized for reporting purposes.
(b)

Represents issuers not identified as a top 50 holding in terms of market value, issues or issuers not exceeding 1% of net assets individually or in the aggregate, respectively, or any issuers not classified as Level 3 investments, as of December 31, 2020.

(c)	Non-income producing security.

(d)	This security or a partial position of this security is on loan at December 31, 2020. The total fair value of securities on loan at December 31, 2020 was $3,502,057 (Note 7).
(e)

Level 3 security. Security has been valued at fair value in accordance with procedures adopted by and under the general supervision of the Board of Directors. The total value of such securities is $0 as of December 31, 2020, representing 0.0% of net assets.

(f)	Illiquid security. The total value of such securities is $0 as of December 31, 2020, representing 0.0% of net assets.

See Notes to Financial Statements.

Wilshire Mutual Funds, Inc. Small Company Value Portfolio Condensed Schedule of Investments	December 31, 2020

	Shares	Value
COMMON STOCKS — 98.5% (a)
Communication Services — 1.5%
Live Nation Entertainment, Inc. (b)	4,300	$315,964
Other Securities (b)(c)		282,462
		598,426
Consumer Discretionary — 14.3%
Asbury Automotive Group, Inc. (b)	970	141,368
Green Brick Partners, Inc. (b)	10,439	239,679
Hibbett Sports, Inc. (b)	3,013	139,140
Hanesbrands, Inc.	13,347	194,599
Lithia Motors, Inc. - Class A	513	150,140
Red Rock Resorts, Inc. - Class A	18,577	465,168
Vail Resorts, Inc.	1,656	461,958
Zumiez, Inc. (b)	3,940	144,913
Other Securities (b)(c)(d)		3,782,305
		5,719,270
Consumer Staples — 5.0%
Cal-Maine Foods, Inc. (b)	11,453	429,946
Darling Ingredients, Inc. (b)	3,195	184,287
Flowers Foods, Inc.	7,441	168,390
Post Holdings, Inc. (b)	2,902	293,131
Seaboard Corp.	57	172,767
Other Securities (b)(c)(d)		732,535
		1,981,056
Energy — 4.5%
Other Securities (b)(c)		1,778,869

Financials — 30.2%
Artisan Partners Asset Management, Inc. - Class A	3,345	168,387
Bank OZK	14,882	465,360
BankUnited, Inc.	4,166	144,893
BOK Financial Corp.	4,003	274,125
Cadence BanCorp	16,210	266,168
Cathay General Bancorp	6,741	216,993
Enstar Group Ltd. (b)	2,004	410,600
First BanCorp.	15,680	144,570
International Bancshares Corp.	4,050	151,632
Live Oak Bancshares, Inc.	4,577	217,224

	Shares	Value
Mr. Cooper Group, Inc. (b)	10,322	$320,292
National Western Life Group, Inc. - Class A	692	142,857
Premier Financial Corp.	7,441	171,143
ProAssurance Corp.	15,839	281,776
PROG Holdings, Inc.	3,643	196,248
Sterling Bancorp, Inc.	32,203	579,010
Stifel Financial Corp.	3,188	160,841
United Bankshares Inc.	5,425	175,770
Other Securities (b)		7,598,817
		12,086,706
Health Care — 3.3%
LivaNova Plc (b)	2,815	186,381
Natus Medical, Inc. (b)	9,512	190,620
Other Securities (b)(c)(d)		958,899
		1,335,900
Industrials — 19.6%
Allegiant Travel Co.	1,380	261,151
Colfax Corp. (b)	9,015	344,734
EMCOR Group, Inc.	2,702	247,125
Franklin Electric Co., Inc.	2,005	138,766
Hub Group, Inc. (b)	2,634	150,138
Hyster-Yale Materials Handling, Inc.	2,422	144,230
Kirby Corp. (b)	4,075	211,207
SPX FLOW, Inc. (b)	3,789	219,610
Stericycle, Inc. (b)	2,581	178,941
WESCO International, Inc. (b)	5,304	416,364
Other Securities (b)(c)(d)		5,529,109
		7,841,375
Information Technology — 8.1%
Sanmina Corp. (b)	4,592	146,439
WNS Holdings Ltd. - ADR (b)	5,414	390,079
Other Securities (b)(c)(d)		2,711,902
		3,248,420
Materials — 4.5%
Ashland Global Holdings, Inc.	3,230	255,816
W R Grace & Co.	3,340	183,099
Other Securities (b)(c)		1,365,228
		1,804,143

See Notes to Financial Statements.

Wilshire Mutual Funds, Inc. Small Company Value Portfolio Condensed Schedule of Investments - (Continued)	December 31, 2020

	Shares	Value
COMMON STOCKS — 98.5% (a) (Continued)
Real Estate — 4.5%
CubeSmart	10,440	$350,888
Other Securities (b)(c)		1,464,977
		1,815,865
Utilities — 3.0%
South Jersey Industries, Inc.	12,275	264,526
Other Securities (b)		922,083
		1,186,609
Total Common Stocks (Cost $34,717,508)		$39,396,639

Total Investments at Value — 98.5% (Cost $34,717,508)		$39,396,639
Other Assets in Excess of Liabilities — 1.5%		585,355
Net Assets — 100.0%		$39,981,994

Percentages are stated as a percent of net assets.

The Condensed Schedule of Investments does not reflect the complete portfolio holdings. It includes the Portfolio’s 50 largest holdings, each investment of any issue that exceeds 1% of the Portfolio’s net assets, and any investments classified as Level 3. “Other Securities” represent all issues not required to be disclosed under the rules adopted by the U.S. Securities and Exchange Commission (“SEC”). The complete schedule of portfolio holdings is available (i) on the SEC’s website at http://www.sec.gov; and (ii) on our website at http://advisor.wilshire.com.

ADR — American Depository Receipt

REIT — Real Estate Investment Trust

(a)	More narrow industries are utilized for compliance purposes, whereas broad sectors are utilized for reporting purposes.
(b)

Represents issuers not identified as a top 50 holding in terms of market value, issues or issuers not exceeding 1% of net assets individually or in the aggregate, respectively, or any issuers not classified as Level 3 investments, as of December 31, 2020.

(c)	Non-income producing security.
(d)	This security or a partial position of this security is on loan at December 31, 2020. The total fair value of securities on loan at December 31, 2020 was $779,363 (Note 7).

See Notes to Financial Statements.

Wilshire Mutual Funds, Inc. Wilshire 5000 Indexsm Fund Condensed Schedule of Investments	December 31, 2020

	Shares	Value
COMMON STOCKS — 99.0% (a)
Communication Services — 9.8%
Actua Corp. (b)(c)(d)	100	$5
Alphabet, Inc. (d)	3,513	6,154,354
Ambassadors Group, Inc. (b)(c)(d)	400	—
AT&T, Inc.	41,488	1,193,195
Comcast Corp.	25,608	1,341,859
Facebook, Inc. (d)	12,969	3,542,612
Netflix, Inc. (d)	2,492	1,347,499
The Walt Disney Co (d)	9,456	1,713,238
Verizon Communications, Inc.	23,553	1,383,739
Other Securities (e)(f)		4,224,915
		20,901,416
Consumer Discretionary — 12.3%
Amazon.com, Inc. (d)	2,618	8,526,643
McDonald’s Corp.	4,008	860,037
NIKE, Inc.	7,399	1,046,737
Tesla, Inc. (d)	4,015	2,833,265
The Home Depot Inc.	6,314	1,677,125
Other Securities (e)(f)		11,326,404
		26,270,211
Consumer Staples — 6.1%
Costco Wholesale Corp.	2,521	949,862
PepsiCo, Inc.	8,019	1,189,218
The Coca-Cola Co.	23,900	1,310,676
The Procter & Gamble Co.	14,180	1,973,005
Walmart, Inc.	8,719	1,256,844
Other Securities (e)(f)		6,367,213
		13,046,818
Energy — 2.2%
Chevron Corp.	11,146	941,280
Exxon Mobil Corp.	23,758	979,305
Other Securities (e)		2,729,227
		4,649,812
Financials — 11.0%
Bank of America Corp.	46,568	1,411,476
Berkshire Hathaway, Inc. (d)	12,646	2,932,228
JPMorgan Chase & Co.	17,372	2,207,460
Other Securities (e)(f)		16,789,935
		23,341,099

	Shares	Value
Health Care — 13.4%
Abbott Laboratories	10,305	$1,128,294
AbbVie, Inc.	10,345	1,108,467
Amgen, Inc.	3,260	749,539
Bristol-Myers Squibb Co.	13,181	817,617
Danaher Corp.	3,639	808,367
Eli Lilly and Co.	5,162	871,552
Johnson & Johnson	14,925	2,348,897
Merck & Co, Inc.	14,755	1,206,959
Pfizer, Inc.	32,532	1,197,503
Thermo Fisher Scientific, Inc.	2,231	1,039,155
UnitedHealth Group, Inc.	5,516	1,934,351
Other Securities (e)(f)		15,267,887
		28,478,588
Industrials — 9.1%
Honeywell International, Inc.	4,052	861,860
Union Pacific Corp.	3,787	788,529
Other Securities (e)(f)		17,647,113
		19,297,502
Information Technology — 26.7%
Adobe, Inc. (d)	2,601	1,300,812
Apple, Inc.	100,262	13,303,765
Broadcom, Inc.	1,830	801,266
Cisco Systems, Inc.	24,708	1,105,683
Intel Corp.	24,828	1,236,931
Mastercard, Inc.	5,235	1,868,581
Microsoft Corp.	42,852	9,531,142
NVIDIA Corp.	3,517	1,836,577
Oracle Corp.	11,840	765,930
PayPal Holdings, Inc. (d)	6,775	1,586,705
QUALCOMM, Inc.	6,545	997,065
salesforce.com, Inc. (d)	5,079	1,130,230
Texas Instruments, Inc.	5,275	865,786
Visa, Inc.	10,256	2,243,295
Other Securities (e)(f)		18,244,382
		56,818,150
Materials — 2.3%
Ferroglobe Representation & Warranty Insurance Trust (b)(c)(d)	500	—
Other Securities (e)(f)		4,998,446
		4,998,446

See Notes to Financial Statements.

Wilshire Mutual Funds, Inc. Wilshire 5000 Indexsm Fund Condensed Schedule of Investments - (Continued)	December 31, 2020

	Shares	Value
COMMON STOCKS — 99.0% (a) (Continued)
Real Estate — 3.4%
Spirit MTA REIT (b)(c)(d)	300	$80
Other Securities (e)(f)		7,174,264
		7,174,344
Utilities — 2.7%
NextEra Energy, Inc.	11,972	923,640
Other Securities (e)		4,752,391
		5,676,031
Total Common Stocks (Cost $50,579,385)		$210,652,417

RIGHT — 0.0% (g)
AMR Corp., Escrow (b)(c)(d)	3,275	$—
Total Right (Cost $0)		$—

Total Investments at Value — 99.0% (Cost $50,579,385)		$210,652,417
Other Assets in Excess of Liabilities — 1.0%		2,090,690
Net Assets — 100.0%		$212,743,107

Percentages are stated as a percent of net assets.

The Condensed Schedule of Investments does not reflect the complete portfolio holdings. It includes the Portfolio’s 50 largest holdings, each investment of any issue that exceeds 1% of the Portfolio’s net assets, and any investments classified as Level 3. “Other Securities” represent all issues not required to be disclosed under the rules adopted by the U.S. Securities and Exchange Commission (“SEC”). The complete schedule of portfolio holdings is available (i) on the SEC’s website at http://www.sec.gov; and (ii) on our website at http://advisor.wilshire.com.

REIT — Real Estate Investment Trust

(a)	More narrow industries are utilized for compliance purposes, whereas broad sectors are utilized for reporting purposes.
(b)	Illiquid security. The total value of such securities is $85 as of December 31, 2020, representing 0.0% of net assets.
(c)

Level 3 security. Security has been valued at fair value in accordance with procedures adopted by and under the general supervision of the Board of Directors. The total value of such securities is $85 as of December 31, 2020, representing 0.0% of net assets.

(d)	Non-income producing security.
(e)

Represents issuers not identified as a top 50 holding in terms of market value, issues or issuers not exceeding 1% of net assets individually or in the aggregate, respectively, or any issuers not classified as Level 3 investments, as of December 31, 2020.

(f)	This security or a partial position of this security is on loan at December 31, 2020. The total fair value of securities on loan at December 31, 2020 was $2,430,769 (Note 7).
(g)	Represents less than 0.1%.

See Notes to Financial Statements.

Wilshire Mutual Funds, Inc. Wilshire International Equity Fund Condensed Schedule of Investments	December 31, 2020

	Shares	Value
COMMON STOCKS — 78.5%
Argentina — 1.4%
MercadoLibre, Inc. (a)	2,646	$4,432,632

Australia — 2.6%
BGP Holdings Ltd. (a)(b)(c)	4,007	—
CSL Ltd. (d)	13,364	2,920,137
Other Securities (a)(d)(e)		5,179,252
		8,099,389
Austria — 0.3%
Other Securities (a)(d)(e)(f)		807,605

Belgium — 0.3%
Other Securities (a)(d)(e)		1,044,255

Bermuda — 0.0% (g)
Other Securities (e)		31,903

Brazil — 1.0%
Other Securities (a)(d)(e)		3,013,258

Britain — 7.5%
HSBC Holdings PLC (a)(d)	317,200	1,655,063
J Sainsbury PLC (d)	646,753	1,995,208
John Wood Group PLC (a)(d)	500,418	2,124,572
Smith & Nephew PLC (d)	94,775	1,979,094
TechnipFMC PLC	180,219	1,694,059
Travis Perkins PLC (a)(d)	113,963	2,102,635
Other Securities (a)(d)(e)		11,500,444
		23,051,075
Canada — 4.2%
Canadian Pacific Railway Ltd.	8,273	2,868,166
Lululemon Athletica, Inc. (a)	6,198	2,157,090
Shopify, Inc. - Class A (a)	1,973	2,233,337
Other Securities (a)(c)(d)(e)(f)		5,659,715
		12,918,308
China — 4.8%
Tencent Holdings Ltd. (d)	41,405	3,025,348
Wuxi Biologics Cayman, Inc. (a)(d)(f)	134,015	1,785,088

	Shares	Value
Other Securities (a)(d)(e)(f)(h)	4,600	$9,996,685
		14,807,121
Czech Republic — 0.3%
Other Securities (d)(e)(f)		1,000,887

Denmark — 2.5%
AP Moller - Maersk A/S - Class B (d)	978	2,180,875
DSV PANALPINA A/S (d)	13,430	2,247,581
Other Securities (a)(d)(e)(f)		3,130,511
		7,558,967
Egypt — 0.0% (g)
Other Securities (a)(d)(e)		123,934

Finland — 0.6%
Other Securities (d)(e)(f)		1,668,359

France — 4.9%
Cie Generale des Etablissements Michelin SCA (d)	14,286	1,833,438
LVMH Moet Hennessy Louis Vuitton SE	4,614	2,882,951
Rexel SA (a)(d)	168,780	2,661,416
Other Securities (a)(d)(e)(f)		7,740,889
		15,118,694
Georgia — 0.0% (g)
Other Securities (a)(d)(e)		46,192

Germany — 3.0%
BASF SE (d)	27,148	2,143,727
Covestro AG (d)(f)	34,980	2,157,648
Volkswagen AG (d)	8,520	1,770,969
Other Securities (a)(d)(e)(f)(h)		3,096,559
		9,168,903
Gibraltar — 0.0% (g)
Other Securities (d)(e)		74,575

Greece — 0.0% (g)
FF Group (a)(b)	2,880	—

Guernsey — 0.0% (g)
Other Securities (a)(d)(e)		43,521

See Notes to Financial Statements.

Wilshire Mutual Funds, Inc. Wilshire International Equity Fund Condensed Schedule of Investments - (Continued)	December 31, 2020

	Shares	Value
COMMON STOCKS — 78.5% (Continued)
Hong Kong — 2.3%
AIA Group Ltd. (d)	257,965	$3,177,527
Other Securities (a)(d)(e)(f)		3,939,266
		7,116,793
Hungary — 0.0% (g)
Other Securities (d)(e)		30,448

India — 1.8%
HDFC Bank Ltd. - ADR (a)	39,853	2,879,778
Other Securities (a)(d)(e)(f)		2,527,885
		5,407,663
Indonesia — 0.1%
Other Securities (a)(d)(e)		227,414

Ireland — 2.3%
Accenture PLC - Class A	10,361	2,706,397
Experian PLC (d)	84,051	3,202,770
Other Securities (a)(d)(e)		1,287,252
		7,196,419
Isle Of Man — 0.0% (g)
Other Securities (a)(d)(e)		36,260

Israel — 0.2%
Other Securities (a)(d)(e)		723,094

Italy — 1.4%
Ferrari NV (a)(d)	8,139	1,882,074
Other Securities (a)(c)(d)(e)(f)		2,513,826
		4,395,900
Japan — 10.4%
Honda Motor Co. Ltd. (d)	64,000	1,787,407
Keyence Corp. (d)	4,280	2,408,708
Komatsu Ltd. (d)	73,000	2,000,393
Panasonic Corp. (d)	230,041	2,658,109
Other Securities (a)(d)(e)		23,285,375
		32,139,992
Jersey — 0.0% (g)
Other Securities (d)(e)		54,348

Luxembourg — 0.1%
Other Securities (a)(d)(e)		301,125

	Shares	Value
Malaysia — 0.2%
Other Securities (d)(e)(f)		$608,501

Malta — 0.0% (g)
Other Securities (a)(c)(d)(e)		56,946

Mexico — 0.3%
Other Securities (e)		828,779

Monaco — 0.0% (g)
Other Securities (a)(e)		114,301

Netherlands — 3.3%
Adyen NV (a)(d)(f)	736	1,712,594
ASML Holding NV (d)	1,708	825,406
ASML Holding NV - ADR	5,403	2,635,151
Other Securities (a)(d)(e)(f)		4,827,282
		10,000,433
New Zealand — 0.1%
Other Securities (a)(d)(e)		272,476

Norway — 0.3%
Other Securities (a)(d)(e)(f)		822,734

Peru — 0.0% (g)
Other Securities (e)		80,098

Philippines — 0.1%
Other Securities (d)(e)		194,001

Poland — 0.2%
Other Securities (a)(d)(e)		442,798

Portugal — 0.0% (g)
Other Securities (a)(d)(e)		43,517

Russia — 0.7%
Other Securities (a)(d)(e)		2,150,414

Saudi Arabia — 0.0% (g)
Other Securities (a)(d)(e)		50,075

Singapore — 1.1%
Other Securities (d)(e)(f)		3,383,834

See Notes to Financial Statements.

Wilshire Mutual Funds, Inc. Wilshire International Equity Fund Condensed Schedule of Investments - (Continued)	December 31, 2020

	Shares	Value
COMMON STOCKS — 78.5% (Continued)
South Africa — 0.3%
Other Securities (a)(d)(e)		$743,916

South Korea — 2.8%
POSCO (d)	11,771	2,949,619
Other Securities (a)(d)(e)		5,658,852
		8,608,471
Spain — 1.1%
Amadeus IT Group SA (d)	25,966	1,879,868
Other Securities (a)(d)(e)		1,537,354
		3,417,222
Sweden — 2.2%
Atlas Copco AB - A Shares (d)	34,145	1,746,201
Other Securities (a)(d)(e)(f)		5,010,679
		6,756,880
Switzerland — 5.9%
Alcon, Inc. (a)(d)	28,681	1,914,733
Lonza Group AG (d)	3,087	1,982,673
Nestle SA (d)	23,029	2,711,179
Roche Holding AG (d)	6,095	2,126,594
Sika AG (d)	7,718	2,107,030
Other Securities (a)(d)(e)(f)		7,140,928
		17,983,137
Taiwan — 4.9%
Hon Hai Precision Industry Co. Ltd. (d)	840,461	2,744,398
Taiwan Semiconductor Manufacturing Co. Ltd. (d)	132,600	2,490,424
Taiwan Semiconductor Manufacturing Co. Ltd. - ADR	35,057	3,822,615
Other Securities (a)(d)(e)		6,083,283
		15,140,720
Thailand — 0.1%
Other Securities (d)(e)		385,532

Turkey — 0.3%
Other Securities (a)(d)(e)		914,952

United Arab Emirates — 0.1%
Other Securities (d)(e)		176,305

	Shares	Value
United States — 2.5%
Mettler-Toledo International, Inc. (a)	1,568	$1,787,018
ResMed, Inc.	11,793	2,506,720
STERIS PLC	8,690	1,647,103
Other Securities (a)(e)		1,857,115
		7,797,956
Total Common Stocks (Cost $179,873,803)		$241,613,032

PREFERRED STOCKS — 0.3%
Brazil — 0.1%
Other Securities (e)		$275,127

Germany — 0.0% (g)
Other Securities (d)(e)		91,069

Russia — 0.0% (g)
Other Securities (d)(e)		75,486

South Korea — 0.2%
Other Securities (d)(e)		432,797
Total Preferred Stocks (Cost $818,947)		$874,479

	Par Value
U.S. TREASURY OBLIGATIONS — 0.0% (g)
U.S. Treasury Notes — 0.0% (g)
Other Securities (d)(e)		$87,629
Total U.S. Treasury Obligations (Cost $87,424)		$87,629

NON-AGENCY MORTGAGE-BACKED OBLIGATIONS — 2.2%
Other Securities (d)(e)(f)(i)(j)		$6,735,094
Total Non-Agency Mortgage-Backed Obligations (Cost $6,680,167)		$6,735,094

See Notes to Financial Statements.

Wilshire Mutual Funds, Inc. Wilshire International Equity Fund Condensed Schedule of Investments - (Continued)	December 31, 2020

Par Value	Value
NON-AGENCY MORTGAGE-BACKED OBLIGATION INTEREST-ONLY STRIPS — 0.1%
Other Securities (d)(e)(j)	$307,365
Total Non-Agency Mortgage-Backed Obligation Interest-Only Strips (Cost $310,312)	$307,365

ASSET-BACKED SECURITIES — 1.4%
Other Securities (d)(e)(f)(i)(j)	$4,416,233
Total Asset-Backed Securities (Cost $4,408,236)	$4,416,233

COLLATERALIZED LOAN OBLIGATIONS — 1.5%
Other Securities (d)(e)(f)(i)	$4,450,082
Total Collateralized Loan Obligations (Cost $4,435,430)	$4,450,082

CORPORATE BONDS — 3.7%
Australia — 0.1%
Other Securities (d)(e)(f)	$199,877

Britain — 0.2%
Other Securities (d)(e)(f)	532,177

Canada — 0.1%
Other Securities (d)(e)	407,952

France — 0.0% (g)
Other Securities (d)(e)	86,326

Japan — 0.0% (g)
Other Securities (d)(e)	83,457

Netherlands — 0.0% (g)
Other Securities (d)(e)	76,601

United States — 3.3%
Other Securities (d)(e)(h)(i)	10,072,145
Total Corporate Bonds (Cost $11,360,740)	$11,458,535

	Shares	Value
AFFILIATED REGISTERED INVESTMENT COMPANIES — 5.4%
Voya Emerging Markets Hard Currency Debt Fund - Class P	232,999	$2,350,962
Voya High Yield Bond Fund - Class P	352,610	2,842,037
Voya Investment Grade Credit Fund - Class P	194,576	2,262,923
Voya Securitized Credit Fund - Class P	957,940	9,263,281
Total Affiliated Registered Investment Companies (Cost $16,371,898)		16,719,203

Total Investments at Value — 93.1% (Cost $224,346,957)		286,661,652
Other Assets in Excess of Liabilities — 6.9%		21,208,851
Net Assets — 100.0%		$307,870,503

Percentages are stated as a percent of net assets.

The Condensed Schedule of Investments does not reflect the complete portfolio holdings. It includes the Portfolio’s 50 largest holdings, each investment of any issue that exceeds 1% of the Portfolio’s net assets, and any investments classified as Level 3. “Other Securities” represent all issues not required to be disclosed under the rules adopted by the U.S. Securities and Exchange Commission (“SEC”). The complete schedule of portfolio holdings is available on the SEC’s website at http://www.sec.gov; and (ii) on our website at http://advisor.wilshire.com.

ADR — American Depository Receipt

(a)	Non-income producing security.
(b)

Level 3 security. Security has been valued at fair value in accordance with procedures adopted by and under the general supervision of the Board of Directors. The total value of such securities is $0 as of December 31, 2020, representing 0.0% of net assets.

See Notes to Financial Statements.

Wilshire Mutual Funds, Inc. Wilshire International Equity Fund Condensed Schedule of Investments - (Continued)	December 31, 2020

(c)	Illiquid security. The total value of such securities is $53,610 as of December 31, 2020, representing 0.0% of net assets.
(d)	Level 2 security (Note 2).
(e)

Represents issuers not identified as a top 50 holding in terms of market value, issues or issuers not exceeding 1% of net assets individually or in the aggregate, respectively, or any issuers not classified as Level 3 investments, as of December 31, 2020.

(f)

Securities purchased pursuant to Rule 144A of the Securities Act of 1933, as amended, and may be sold only to dealers in that program or other ‘‘qualified institutional buyers.’’ As of December 31, 2020, the value of these investments was $23,786,090, or 7.7% of total net assets.

(g)	Represents less than 0.1%.
(h)	This security or a partial position of this security is on loan at December 31, 2020. The total fair value of securities on loan at December 31, 2020 was $327,500 (Note 7).
(i)	Variable rate security based on a reference index and spread. The rate listed is as of December 31, 2020.
(j)	Variable rate security. The coupon is based on an underlying pool of loans. The rate listed is as of December 31, 2020.

See Notes to Financial Statements.

Wilshire Mutual Funds, Inc. Wilshire International Equity Fund Schedule of Total Return Swaps	December 31, 2020

Counterparty	Reference Entity	Pay/ Receive Total Return on Reference Entity	Financing Rate	Maturity Date	Payment Frequency	Shares	Notional Amount	Value/ Unrealized Appreciation
Morgan Stanley Capital	MSCI EAFE Total Return Index	Receive	(1 MO LIBOR + 0.070%)	10/04/2021	Monthly	6,049	$41,837,636	$4,832,185
Morgan Stanley Capital	MSCI Emerging Markets Total Return Index	Receive	(1 MO LIBOR + 0.100%)	10/04/2021	Monthly	29,961	18,512,320	2,910,570

Total Return Swaps								$7,742,755

LIBOR — London Interbank Offered Rate.

Wilshire Mutual Funds, Inc. Wilshire International Equity Fund Schedule of Futures Contracts	December 31, 2020

FUTURES CONTRACTS SOLD SHORT	Contracts	Expiration Date	Notional Amount	Value/ Unrealized Appreciation (Depreciation)
5-Year U.S. Treasury Note Future	23	03/31/2021	$2,294,720	$(6,829)
10-Year U.S. Treasury Note Future	30	03/22/2021	3,316,357	(3,561)
U.S. Treasury Long Bond Future	3	03/22/2021	453,940	4,283
Ultra 10-Year U.S. Treasury Bond Future	31	03/22/2021	3,017,829	19,308
Ultra Long-Term U.S. Treasury Bond Future	5	03/22/2021	650,403	12,102
Total Futures Contracts Sold Short			$9,733,249	$25,303

See Notes to Financial Statements.

Wilshire Mutual Funds, Inc. Wilshire Income Opportunities Fund Condensed Schedule of Investments	December 31, 2020

	Par Value	Value
U.S. TREASURY OBLIGATIONS — 10.2%
U.S. Treasury Bonds — 3.2%
4.750%, due 02/15/37	$590,000	$898,275
4.375%, due 02/15/38	760,000	1,128,244
1.125%, due 08/15/40	1,100,000	1,040,875
1.375%, due 11/15/40	10,000	9,883
2.750%, due 11/15/42	115,000	142,312
2.750%, due 11/15/47	640,000	802,700
3.000%, due 02/15/49	1,095,000	1,443,347
2.000%, due 02/15/50	495,000	537,462
1.250%, due 05/15/50	3,250,000	2,946,328
1.375%, due 08/15/50	13,000	12,163
1.625%, due 11/15/50	920,000	915,400
		9,876,989
U.S. Treasury Notes — 6.8%
1.125%, due 02/28/22	200,000	202,344
0.125%, due 06/30/22	660,000	660,000
0.125%, due 12/31/22	127,000	127,000
0.125%, due 10/15/23	1,000	999
0.125%, due 12/15/23	1,797,000	1,794,754
2.500%, due 01/31/24	375,000	401,719
2.375%, due 02/29/24	155,000	165,705
2.125%, due 09/30/24	960,000	1,027,500

	Par Value	Value
2.250%, due 10/31/24	$950,000	$1,022,586
2.750%, due 02/28/25	590,000	650,291
3.000%, due 09/30/25	940,000	1,057,794
0.375%, due 11/30/25	2,238,000	2,240,797
0.375%, due 12/31/25	742,000	742,464
2.250%, due 03/31/26	790,000	866,161
2.375%, due 04/30/26	185,000	204,251
1.625%, due 10/31/26	940,000	1,002,128
2.000%, due 11/15/26	470,000	511,272
0.500%, due 06/30/27	1,130,000	1,124,703
0.375%, due 09/30/27	69,000	67,911
2.250%, due 11/15/27	960,000	1,065,600
0.625%, due 11/30/27	2,921,000	2,919,174
2.625%, due 02/15/29	495,000	568,012
2.375%, due 05/15/29	930,000	1,050,319
0.875%, due 11/15/30	1,613,600	1,607,297
		21,080,781
U.S. Treasury Inflation-Protected Note — 0.1%
0.125%, due 01/15/30	399,768	445,679
U.S. Treasury Bill — 0.1%
0.081%, due 03/25/21 (a)	190,000	189,964

Total U.S. Treasury Obligations (Cost $30,364,641)		$31,593,413

See Notes to Financial Statements.

Wilshire Mutual Funds, Inc. Wilshire Income Opportunities Fund Condensed Schedule of Investments - (Continued)	December 31, 2020

	Par Value	Value
AGENCY MORTGAGE-BACKED OBLIGATIONS — 6.1%
Federal Home Loan Mortgage Corp. — 2.7%
Freddie Mac REMICS
Series 2989, 32.840%, due 08/15/34 (-7 x 1 Month U.S. LIBOR + 33.950%) (b)	$105,699	$288,998
Series 4249, 4.534%, due 09/15/43 (-0.75 x 1 Month U.S. LIBOR + 4.650%) (b)	898,925	915,684
Series 4355, 4.000%, due 05/15/44	4,537,293	5,309,252
Freddie Mac STACR REMIC Trust 2020-DNA3
Series 2020-DNA3, 3.148%, due 06/25/50 (1 Month U.S. LIBOR + 3.000%) (b)(c)	600,000	603,263
Freddie Mac STACR REMIC Trust 2020-HQA1
Series 2020-HQA1, 2.048%, due 01/25/50 (1 Month U.S. LIBOR + 1.900%) (b)(c)	500,000	496,994
Freddie Mac STACR Trust 2019-HQA2
Series 2019-HQA2, 2.198%, due 04/25/49 (1 Month U.S. LIBOR + 2.050%) (b)(c)	380,879	375,582

	Par Value	Value
Freddie Mac Structured Agency Credit Risk Debt Notes
Series 2014-DN3, 4.148%, due 08/25/24 (1 Month U.S. LIBOR + 4.000%) (b)	$102,845	$104,750
Series 2015-HQ1, 3.948%, due 03/25/25 (1 Month U.S. LIBOR + 3.800%) (b)	11,755	11,769
Series 2017-DNA2, 1.348%, due 10/25/29 (1 Month U.S. LIBOR + 1.200%) (b)	39,304	39,360
Series 2017-DNA3, 0.898%, due 03/25/30 (1 Month U.S. LIBOR + 0.750%) (b)	60,683	60,683
Series 2020-HQA5, 2.682%, due 11/25/50 (SOFR 30 Day Average + 2.600%) (b)(c)	200,000	200,939
FREMF 2018-KF49 Mortgage Trust
Series 2018-KF49, 2.053%, due 06/25/25 (1 Month U.S. LIBOR + 1.900%) (b)(c)	69,342	66,356
		8,473,630
Federal Home Loan Mortgage Corp. Interest-Only Strips — 0.7%
Freddie Mac Multifamily Structured Pass Through Certificates
Series K-L06, 1.364%, due 12/25/29	956,000	91,856

See Notes to Financial Statements.

Wilshire Mutual Funds, Inc. Wilshire Income Opportunities Fund Condensed Schedule of Investments - (Continued)	December 31, 2020

	Par Value	Value
AGENCY MORTGAGE-BACKED OBLIGATIONS — 6.1% (Continued)
Federal Home Loan Mortgage Corp. Interest-Only Strips — 0.7% (Continued)
Series K-109, 1.584%, due 04/25/30 (h)	$669,519	$84,758
Series K-117, 1.245%, due 08/25/30 (h)	1,299,222	126,913
Series K-G04, 0.854%, due 11/25/30 (h)	1,900,000	136,177
Series K-122, 0.883%, due 11/25/30 (h)	1,860,000	140,333
Series K-1515, 1.513%, due 02/25/35 (h)	799,709	129,151
Series K-1517, 1.334%, due 07/25/35 (h)	899,782	134,826
Series K-1518, 0.874%, due 10/25/35 (h)	1,499,330	136,815
Freddie Mac REMICS
Series 2980, 6.541%, due 05/15/35 (6.700% - 1 Month U.S. LIBOR) (b)	538,082	77,889
Series 3311, 6.251%, due 05/15/37 (6.410% - 1 Month U.S. LIBOR) (b)	1,935,384	498,101
Series 3359, 5.561%, due 08/15/37 (5.720% - 1 Month U.S. LIBOR) (b)	984,979	176,064
Series 4077, 5.841%, due 05/15/41 (6.000% - 1 Month U.S. LIBOR) (b)	713,363	120,064

	Par Value	Value
Series 3966, 5.741%, due 12/15/41 (5.900% - 1 Month U.S. LIBOR) (b)	$1,131,544	$192,271
Series 4089, 5.841%, due 08/15/42 (6.000% - 1 Month U.S. LIBOR) (b)	849,311	142,713
		2,187,931
Federal National Mortgage Association — 0.9%
Connecticut Avenue Securities Trust 2019-R02
Series 2019-R02, 2.448%, due 08/25/31 (1 Month U.S. LIBOR + 2.300%) (b)(c)	107,356	107,011
Connecticut Avenue Securities Trust 2019-R04
Series 2019-R04, 2.248%, due 06/25/39 (1 Month U.S. LIBOR + 2.100%) (b)(c)	59,964	59,773
Connecticut Avenue Securities Trust 2019-R06
Series 2019-R06, 2.248%, due 09/25/39 (1 Month U.S. LIBOR + 2.100%) (b)(c)	77,446	77,222
Connecticut Avenue Securities Trust 2020-R02
Series 2020-R02, 2.148%, due 01/25/40 (1 Month U.S. LIBOR + 2.000%) (b)(c)	500,000	496,580

See Notes to Financial Statements.

Wilshire Mutual Funds, Inc. Wilshire Income Opportunities Fund Condensed Schedule of Investments - (Continued)	December 31, 2020

	Par Value	Value
AGENCY MORTGAGE-BACKED OBLIGATIONS — 6.1% (Continued)
Federal National Mortgage Association — 0.9% (Continued)
Fannie Mae Connecticut Avenue Securities
Series 1M2, 4.148%, due 05/25/25 (1 Month U.S. LIBOR + 4.000%) (b)	$318,222	$322,988
Series 2015-C04, 5.698%, due 04/25/28 (1 Month U.S. LIBOR + 5.550%) (b)	109,172	114,616
Series 2016-C04, 4.398%, due 01/25/29 (1 Month U.S. LIBOR + 4.250%) (b)	197,143	204,797
Series 2017-C02, 3.798%, due 09/25/29 (1 Month U.S. LIBOR + 3.650%) (b)	300,328	306,490
Series 2017-C07, 2.648%, due 05/25/30 (1 Month U.S. LIBOR + 2.500%) (b)	305,558	304,854
Series 2018-C01, 2.398%, due 07/25/30 (1 Month U.S. LIBOR + 2.250%) (b)	218,694	217,615
Series 2018-C05, 2.498%, due 01/25/31 (1 Month U.S. LIBOR + 2.350%) (b)	78,726	78,772

	Par Value	Value
Series 2018-C06, 2.248%, due 03/25/31 (1 Month U.S. LIBOR + 2.100%) (b)	$414,068	$408,047
		2,698,765
Federal National Mortgage Association Interest-Only Strips — 1.4%
Fannie Mae Interest Strip
3.500%, due 04/25/44	3,890,926	488,554
Fannie Mae REMICS
Series 2013-60, 3.000%, due 06/25/31	5,391,448	289,551
Series 2014-63, 3.500%, due 06/25/33	3,190,145	159,990
Series 2007-50, 6.302%, due 06/25/37 (6.450% - 1 Month U.S. LIBOR) (b)	3,301,866	693,519
Series 2009-78, 6.592%, due 10/25/39 (6.740% - 1 Month U.S. LIBOR) (b)	4,631,266	1,243,591
Series 2011-124, 6.352%, due 12/25/41 (6.500% - 1 Month U.S. LIBOR) (b)	787,388	153,061
Series 2012-20, 6.302%, due 03/25/42 (6.450% - 1 Month U.S. LIBOR) (b)	796,569	134,556
Series 2012-76, 5.852%, due 07/25/42 (6.000% - 1 Month U.S. LIBOR) (b)	398,260	66,074

See Notes to Financial Statements.

Wilshire Mutual Funds, Inc. Wilshire Income Opportunities Fund Condensed Schedule of Investments - (Continued)	December 31, 2020

	Par Value	Value
AGENCY MORTGAGE-BACKED OBLIGATIONS — 6.1% (Continued)
Federal National Mortgage Association Interest-Only Strips — 1.4% (Continued)
Series 2014-28, 5.902%, due 05/25/44 (6.050% - 1 Month U.S. LIBOR) (b)	$2,789,078	$398,942
Series 2017-53, 4.000%, due 07/25/47	437,675	36,375
Series 2008-22, 6.012%, due 04/25/48 (6.160% - 1 Month U.S. LIBOR) (b)	1,984,067	492,233
		4,156,446
Government National Mortgage Association Interest-Only Strips — 0.4%
Other Securities (b)(d)		1,361,856

Total Agency Mortgage-Backed Obligations (Cost $17,276,472)		$18,878,628

NON-AGENCY MORTGAGE-BACKED OBLIGATIONS — 14.3%
Alternative Loan Trust 2006-OA6
Series FLT, 0.568%, due 07/25/46 (1 Month U.S. LIBOR + 0.420%) (b)	$1,607,703	$1,420,323
Angel Oak Mortgage Trust I LLC 2019-2
Series 2019-2, 6.286%, due 03/25/49 (c)(h)	1,300,000	1,311,721
Benchmark 2020-IG3 Mortgage Trust
Series 2020-IG3, 3.387%, due 09/15/48 (c)(h)	1,000,000	1,079,036

	Par Value	Value
CHL Mortgage Pass-Through Trust 2007-HY5
Series 2007-HY5, 3.135%, due 09/25/37 (h)	$1,225,174	$1,081,397
CIM Trust 2016-1RR
Series 2016-1, 6.005%, due 07/26/55 (c)(h)	999,514	917,727
CIM Trust 2016-2RR
Series 2016-2, 5.987%, due 02/25/56 (c)(h)	1,000,000	915,920
CIM Trust 2016-3RR
Series 2016-3, 5.982%, due 02/27/56 (c)(h)	1,000,000	917,197
CIM Trust 2018-INV1
Series 2018-INV1, 4.000%, due 08/25/48 (c)(h)	500,000	521,320
CIM Trust 2019-INV2
Series 2019-INV2, 4.000%, due 05/25/49 (c)(h)	80,325	82,632
CIM Trust 2019-J1
Series 2019-J1, 4.031%, due 08/25/49 (c)(h)	191,341	193,045
GCAT 2020-3 LLC
Series LLC, 2.981%, due 09/25/25 (c)	1,941,140	1,957,443
GS Mortgage Securities Corp. Trust 2018-RIVR
Series F, 2.259%, due 07/15/35 (1 Month U.S. LIBOR + 2.100%) (b)(c)	1,000,000	835,448

See Notes to Financial Statements.

Wilshire Mutual Funds, Inc. Wilshire Income Opportunities Fund Condensed Schedule of Investments - (Continued)	December 31, 2020

	Par Value	Value
NON-AGENCY MORTGAGE-BACKED OBLIGATIONS — 14.3% (Continued)
GSAA Home Equity Trust 2005-6
Series 2005-6, 0.793%, due 06/25/35 (1 Month U.S. LIBOR + 0.645%) (b)	$1,184,842	$1,102,180
JP Morgan Chase Commercial Mortgage Securities Corp.
Series D, 4.613%, due 07/05/31 (c)(h)	132,000	136,772
JP Morgan Chase Commercial Mortgage Securities Trust 2011-C5
Series B, 5.424%, due 08/15/46 (c)(h)	190,000	190,709
JP Morgan Chase Commercial Mortgage Securities Trust 2011-C5
Series D, 5.424%, due 08/15/46 (c)(h)	268,000	214,400
JP Morgan Chase Commercial Mortgage Securities Trust 2013-C13
Series E, 3.986%, due 01/15/46 (c)(h)	445,000	370,550
JP Morgan Chase Commercial Mortgage Securities Trust 2013-C16
Series D, 5.027%, due 12/15/46 (c)(h)	380,000	364,454

	Par Value	Value
JP Morgan Chase Commercial Mortgage Securities Trust 2014-C20
Series B, 4.399%, due 07/15/47 (h)	$132,000	$140,698
JP Morgan Chase Commercial Mortgage Securities Trust 2014-C20
Series C, 3.538%, due 07/15/47 (c)	120,000	125,842
JP Morgan Chase Commercial Mortgage Securities Trust 2018-LAQ
Series E, 3.350%, due 06/15/35 (1 Month U.S. LIBOR + 3.000%) (b)(c)	21,600	20,632
JP Morgan Chase Commercial Mortgage Securities Trust 2018-WPT
Series FLT, 5.542%, due 07/05/33 (c)	141,000	138,166
JP Morgan Chase Commercial Mortgage Securities Trust 2018-WPT
Series FLT, 5.542%, due 07/05/33 (c)(h)	1,400,000	1,346,828
JP Morgan Chase Commercial Mortgage Securities Trust 2019-MFP
Series E, 2.319%, due 07/15/36 (1 Month U.S. LIBOR + 2.160%) (b)(c)	125,000	117,230

See Notes to Financial Statements.

Wilshire Mutual Funds, Inc. Wilshire Income Opportunities Fund Condensed Schedule of Investments - (Continued)	December 31, 2020

	Par Value	Value
NON-AGENCY MORTGAGE-BACKED OBLIGATIONS — 14.3% (Continued)
JP Morgan Chase Commercial Mortgage Securities Trust 2020-NNN
Series 3.97200, 3.972%, due 01/16/37 (c)	$100,000	$96,336
Morgan Stanley ABS Capital I Inc Trust 2006-NC1
Series 2006-NC1, 0.718%, due 12/25/35 (1 Month U.S. LIBOR + 0.570%) (b)	858,837	788,728
PR Mortgage Loan Trust 2014-1
Series 2014-1, 5.912%, due 10/25/49 (c)(e)(h)	1,584,498	1,551,924
Verus Securitization Trust 2018-2
Series 2018-2, 4.426%, due 06/01/58 (h)	900,000	904,007
Wells Fargo Commercial Mortgage Trust 2019-C49
Series D, 3.000%, due 03/15/52 (c)	1,090,000	875,342
Other Securities (b)(c)(d)(e)(h)		24,513,037

Total Non-Agency Mortgage-Backed Obligations (Cost $44,596,448)		$44,231,044

	Par Value	Value
NON-AGENCY MORTGAGE-BACKED OBLIGATION INTEREST-ONLY STRIPS — 2.2%
Other Securities (c)(d)(h)		$6,615,075
Total Non-Agency Mortgage-Backed Obligation Interest-Only Strips (Cost $8,407,124)		$6,615,075

ASSET-BACKED SECURITIES — 6.3%
BCAPB LLC Trust 2007-AB1
Series 2007-AB1, 4.861%, due 03/25/37	$3,595,490	$2,375,354
Countrywide Asset-Backed Certificates
Series 2006-6, 0.488%, due 09/25/36 (1 Month U.S. LIBOR + 0.340%) (b)	1,081,100	1,053,182
Helios Issuer LLC
Series 2017-1, 4.940%, due 09/20/49 (c)	1,013,934	1,060,197
Progress Residential 2020-SFR3 Trust
Series TR, 4.105%, due 10/17/27 (c)	2,000,000	2,016,418
Other Securities (b)(c)(d)(h)		12,954,985

Total Asset-Backed Securities (Cost $20,338,317)		$19,460,136

COLLATERALIZED LOAN OBLIGATIONS — 4.2% (b)
Annisa CLO Ltd. 2016-2
Series 2016-R, 2.218%, due 07/20/31 (3 Month U.S. LIBOR + 2.000%) (c)	$1,000,000	$984,438

See Notes to Financial Statements.

Wilshire Mutual Funds, Inc. Wilshire Income Opportunities Fund Condensed Schedule of Investments - (Continued)	December 31, 2020

	Par Value	Value
COLLATERALIZED LOAN OBLIGATIONS — 4.2% (b) (Continued)
Ares XLIX CLO Ltd.
Series 2018-49, 2.166%, due 07/22/30 (3 Month U.S. LIBOR + 1.950%) (c)	$1,000,000	$984,997
Palmer Square CLO 2018-3 Ltd.
Series C, 2.521%, due 08/15/26 (3 Month U.S. LIBOR + 2.300%) (c)	1,000,000	963,443
Other Securities (c)(d)		9,974,761

Total Collateralized Loan Obligations (Cost $13,005,814)		$12,907,639

CORPORATE BONDS — 19.5%
Basic Materials — 0.2%
Other Securities (c)(d)		$612,156

Communications — 3.7%
Other Securities (b)(c)(d)(e)		11,221,431

Consumer, Cyclical — 3.1%
Other Securities (b)(c)(d)(e)		9,517,884

Consumer, Non-cyclical — 3.3%
HCA, Inc.
3.500%, due 09/01/30	751,000	791,366
Other Securities (b)(c)(d)		9,428,591
		10,219,957
Energy — 1.2%
Other Securities (b)(c)(d)(e)		3,700,127

	Par Value	Value
Financial — 3.6%
Other Securities (b)(c)(d)(e)		$11,123,604

Industrial — 1.8%
Other Securities (b)(c)(d)		5,631,459

Technology — 1.1%
Other Securities (c)(d)		3,502,555

Utilities — 1.5%
Other Securities (b)(c)(d)		4,502,064

Total Corporate Bonds (Cost $56,038,889)		60,031,237

FOREIGN BONDS — 20.7%
Argentina — 0.1%
Other Securities (b)(d)(e)		214,375

Australia — 0.3%
Other Securities (c)(d)		817,091

Austria — 0.2%
Other Securities (c)(d)		600,000

Bermuda — 0.3%
Other Securities (c)(d)		800,330

Brazil — 0.4%
Other Securities (b)(c)(d)		1,239,747

Britain — 0.8%
Other Securities (b)(c)(d)		2,381,007

See Notes to Financial Statements.

Wilshire Mutual Funds, Inc. Wilshire Income Opportunities Fund Condensed Schedule of Investments - (Continued)	December 31, 2020

		Par Value	Value
FOREIGN BONDS — 20.7% (Continued)
British Virgin Islands — 0.1%
Other Securities (d)			$410,251

Canada — 2.9%
Canada Housing Trust No. 1
1.950%, due 12/15/25 (c)	CAD	995,000	832,262
Other Securities (b)(c)(d)(e)			7,977,920
			8,810,182
Cayman Islands — 1.1%
Other Securities (c)(d)			3,398,284

Chile — 0.4%
Other Securities (b)(c)(d)			1,364,570

China — 0.0% (f)
Other Securities (d)			133,642

Colombia — 0.1%
Other Securities (d)			460,635

Dominican Republic — 0.2%
Other Securities (c)(d)			495,188

France — 0.1%
Other Securities (b)(c)(d)			455,153

Germany — 0.2%
Other Securities (b)(c)(d)			727,919

Greece — 0.2%
Other Securities (c)(d)			465,943

India — 0.6%
Other Securities (c)(d)			1,846,427

		Par Value	Value

Indonesia — 1.4%
Other Securities (c)(d)			$4,389,531

Ireland — 0.4%
Other Securities (c)(d)			1,313,929

Israel — 0.2%
Other Securities (c)(d)			660,378

Italy — 0.3%
Other Securities (c)(d)			956,672

Japan — 0.6%
Japan Government Five Year Bond
0.100%, due 06/20/25	JPY	90,250,000	882,773
Other Securities (b)(c)(d)			860,189
			1,742,962
Liberia — 0.0% (f)
Other Securities (c)(d)			27,125

Luxembourg — 0.9%
Other Securities (c)(d)			2,803,769

Malaysia — 0.5%
Other Securities (c)(d)			1,671,291

Mauritius — 0.1%
Other Securities (b)(c)(d)			212,500

Mexico — 0.6%
Other Securities (b)(c)(d)			1,954,896

See Notes to Financial Statements.

Wilshire Mutual Funds, Inc. Wilshire Income Opportunities Fund Condensed Schedule of Investments - (Continued)	December 31, 2020

	Par Value	Value
FOREIGN BONDS — 20.7% (Continued)
Netherlands — 1.2%
Other Securities (b)(c)(d)		$3,592,008

New Zealand — 0.2%
Other Securities (d)		667,018

Norway — 0.7%
Other Securities (b)(c)(d)		2,051,898

Panama — 0.4%
Other Securities (c)(d)		1,341,701

Paraguay — 0.0% (f)
Other Securities (c)(d)		150,000

Peru — 0.8%
Other Securities (b)(c)(d)		2,334,240

Philippines — 0.5%
Other Securities (d)		1,581,370

Portugal — 0.5%
Other Securities (c)(d)		1,486,899

Puerto Rico — 0.1%
Other Securities (d)		313,196

Qatar — 0.3%
Other Securities (c)(d)		884,404

Par Value	Value
Saudi Arabia — 0.6%
Other Securities (c)(d)	$1,797,996

Singapore — 1.2%
Other Securities (b)(c)(d)	3,767,334

South Korea — 0.3%
Other Securities (c)(d)	1,026,458

Spain — 0.2%
Other Securities (c)(d)	560,871

Sweden — 0.1%
Other Securities (c)(d)	403,958

Switzerland — 0.1%
Other Securities (b)(c)(d)	222,750

Thailand — 0.1%
Other Securities (b)(d)	207,000

United Arab Emirates — 0.4%
Other Securities (c)(d)	1,161,001

Total Foreign Bonds (Cost $60,695,690)	$63,903,899

BANK LOANS — 5.1% (b)
Other Securities (d)	$15,836,660
Total Bank Loans (Cost $15,777,068)	$15,836,660

See Notes to Financial Statements.

Wilshire Mutual Funds, Inc. Wilshire Income Opportunities Fund Condensed Schedule of Investments - (Continued)	December 31, 2020

	Shares	Value
COMMON STOCKS — 0.6%
Consumer Discretionary — 0.0% (f)
Other Securities (d)		$117,013

Energy — 0.1%
Other Securities (d)		131,562

Financials — 0.3%
Other Securities (d)		957,696

Industrials — 0.1%
Other Securities (d)(g)		410,446

Real Estate — 0.1%
Other Securities (d)		358,451

Total Common Stocks (Cost $2,073,886)		$1,975,168

PREFERRED STOCKS — 1.5%
Communication Services — 0.1%
Other Securities (c)(d)		113,874

Financials — 0.2%
Other Securities (b)(d)(e)		674,282

Health Care — 0.1%
Other Securities (d)(e)		294,178

	Shares	Value
Industrials — 0.2%
Other Securities (d)		$696,506

Information Technology — 0.1%
Other Securities (d)		270,269

Utilities — 0.8%
Other Securities (d)		2,537,083

Total Preferred Stocks (Cost $4,360,839)		$4,586,192

	Contracts	Notional Amount	Value
PURCHASED OTC OPTIONS — 0.0% (f)
Currency Call Options — 0.0% (f)
Australian Dollar, 3/15/21 at $0.728	8,390,000	$8,390,000	$31,588
New Zealand Dollar, 3/12/21 at 2.02	1,225,000	1,225,000	2,434
Total Purchased OTC Options (Cost $89,095)			$34,022

See Notes to Financial Statements.

Wilshire Mutual Funds, Inc. Wilshire Income Opportunities Fund Condensed Schedule of Investments - (Continued)	December 31, 2020

	Shares	Value
AFFILIATED REGISTERED INVESTMENT COMPANIES — 6.2%
Voya Emerging Markets Hard Currency Debt Fund - Class P	549,509	$5,544,550
Voya Floating Rate Fund - Class P	1,093,034	9,793,585
Voya High Yield Bond Fund - Class P	465,588	3,752,640
Total Affiliated Registered Investment Companies (Cost $18,954,700)		$19,090,775

Total Investments at Value — 96.9% (Cost $291,978,983)		299,143,888
Other Assets in Excess of Liabilities — 3.1%		9,525,255
Net Assets — 100.0%		$308,669,143

Percentages are stated as a percent of net assets.

The Condensed Schedule of Investments does not reflect the complete portfolio holdings. It includes the Portfolio’s 50 largest holdings, each investment of any issue that exceeds 1% of the Portfolio’s net assets, and any investments classified as Level 3. “Other Securities” represent all issues not required to be disclosed under the rules adopted by the U.S. Securities and Exchange Commission (“SEC”). The complete schedule of portfolio holdings is available on the SEC’s website at http://www.sec.gov; and (ii) on our website at http://advisor.wilshire.com.

(a)	Rate shown is the effective yield based on purchased price. The calculation assumes the security is held to maturity.
(b)	Variable rate security based on a reference index and spread. The rate listed is as of December 31, 2020.
(c)

Securities purchased pursuant to Rule 144A of the Securities Act of 1933, as amended, and may be sold only to dealers in that program or other ‘‘qualified institutional buyers.’’ As of December 31, 2020, the value of these investments was $119,544,086, or 38.7% of total net assets.

(d)

Represents issuers not identified as a top 50 holding in terms of market value, issues or issuers not exceeding 1% of net assets individually or in the aggregate, respectively, or any issuers not classified as Level 3 investments, as of December 31, 2020.

(e)	This security or a partial position of this security is on loan at December 31, 2020. The total fair value of securities on loan at December 31, 2020 was $2,793,673 (Note 7).
(f)	Represents less than 0.1%.
(g)	Non-income producing security.
(h)	Variable rate security. The coupon is based on an underlying pool of loans. The rate listed is as of December 31, 2020.

REMIC — Real Estate Mortgage Investment Conduit

LIBOR — London Interbank Offered Rate

SOFR — Secured Overnight Financing Rate

CAD — Canadian Dollar

GBP — British Pound

JPY — Japanese Yen

See Notes to Financial Statements.

Wilshire Mutual Funds, Inc. Wilshire Income Opportunities Fund Schedule of Futures Contracts	December 31, 2020

FUTURES CONTRACTS PURCHASED	Contracts	Expiration Date	Notional Amount	Value/ Unrealized Appreciation
2-Year U.S. Treasury Note Future	96	03/31/2021	$19,692,715	$20,952
5-Year U.S. Treasury Note Future	273	03/31/2021	27,237,358	70,687
Total Futures Contracts Purchased			$46,930,073	$91,639

FUTURES CONTRACTS SOLD SHORT	Contracts	Expiration Date	Notional Amount	Value/ Unrealized Appreciation (Depreciation)
10-Year U.S. Treasury Note Future	53	03/22/2021	$5,858,903	$(4,869)
Euro Bund Future	1	03/08/2021	128,922	659
U.S. Treasury Long Bond Future	47	03/22/2021	7,111,752	41,991
Ultra 10-Year U.S. Treasury Bond Future	21	03/22/2021	2,044,338	(3,309)
Ultra Long-Term U.S. Treasury Bond Future	13	03/22/2021	1,691,051	28,041
Total Futures Contracts Sold Short			$16,834,966	$62,513

See Notes to Financial Statements.

Wilshire Mutual Funds, Inc. Wilshire Income Opportunities Fund Schedule of Forward Foreign Currency Contracts	December 31, 2020

Counterparty	Settlement Date	Fund Receiving	Amount Of Currency To Be Received In Local Currency	Fund Delivering	Amount Of Currency To Be Delivered In Local Currency	Unrealized Appreciation (Depreciation)
Australia and New Zealand Banking Group Ltd.	1/27/2021	AUD	585,000	NZD	631,145	$(3,045)
Australia and New Zealand Banking Group Ltd.	1/27/2021	AUD	672,009	USD	474,659	43,589
Australia and New Zealand Banking Group Ltd.	1/27/2021	NZD	636,002	AUD	586,842	5,119
Australia and New Zealand Banking Group Ltd.	1/27/2021	NZD	288,125	CAD	249,015	11,693
Australia and New Zealand Banking Group Ltd.	1/27/2021	NZD	540,025	USD	354,618	34,001
Australia and New Zealand Banking Group Ltd.	1/27/2021	USD	1,963,197	AUD	2,722,893	(136,675)
Australia and New Zealand Banking Group Ltd.	1/27/2021	USD	242,000	JPY	25,215,480	(2,289)
Australia and New Zealand Banking Group Ltd.	1/27/2021	USD	996,024	NZD	1,472,803	(63,851)
BNP Paribas Brokerage Services, Inc.	2/5/2021	CHF	1,175,256	USD	1,330,694	(1,666)
BNP Paribas Brokerage Services, Inc.	2/5/2021	SEK	5,320,731	USD	628,365	18,606
BNP Paribas Brokerage Services, Inc.	2/5/2021	USD	1,071,355	GBP	805,312	(30,205)
BNP Paribas Brokerage Services, Inc.	1/8/2021	USD	151	IDR	2,245,940	(9)
BNP Paribas Brokerage Services, Inc.	2/5/2021	USD	1,372,812	NZD	1,951,403	(31,529)
Brown Brothers Harriman & Co.	2/5/2021	AUD	1,060,643	USD	806,539	11,473
Brown Brothers Harriman & Co.	2/5/2021	CAD	794,565	USD	624,003	298
Brown Brothers Harriman & Co.	2/5/2021	EUR	540,586	USD	650,863	10,116
Brown Brothers Harriman & Co.	2/5/2021	GBP	1,033,376	USD	1,391,826	21,696
Brown Brothers Harriman & Co.	2/5/2021	NOK	1,760,617	USD	199,042	6,284
Brown Brothers Harriman & Co.	2/5/2021	SEK	2,485,944	USD	303,161	(884)
Brown Brothers Harriman & Co.	2/5/2021	USD	430,678	CAD	551,591	(2,715)
Brown Brothers Harriman & Co.	2/5/2021	USD	653,347	EUR	535,437	(1,336)

See Notes to Financial Statements.

Wilshire Mutual Funds, Inc. Wilshire Income Opportunities Fund Schedule of Forward Foreign Currency Contracts (Continued)	December 31, 2020

Counterparty	Settlement Date	Fund Receiving	Amount Of Currency To Be Received In Local Currency	Fund Delivering	Amount Of Currency To Be Delivered In Local Currency	Unrealized Appreciation (Depreciation)
Brown Brothers Harriman & Co.	2/5/2021	USD	684,519	NOK	5,951,453	$(9,548)
CIBC, Toronto	1/27/2021	CAD	768,708	NZD	875,000	(25,704)
CIBC, Toronto	1/27/2021	CAD	2,329,738	USD	1,763,750	66,721
CIBC, Toronto	1/27/2021	NZD	569,191	GBP	290,300	12,535
CIBC, Toronto	1/27/2021	NZD	190,538	USD	125,839	11,278
CIBC, Toronto	1/27/2021	USD	870,000	CAD	1,150,629	(34,047)
CIBC, Toronto	1/27/2021	USD	49,903	EUR	42,000	(1,441)
Citigroup	1/27/2021	CAD	254,544	NZD	288,750	(7,799)
Citigroup	1/27/2021	CAD	782,628	USD	591,250	23,660
Citigroup	2/5/2021	CHF	567,252	USD	636,635	4,837
Citigroup	2/5/2021	COP	476,957	USD	137	3
Citigroup	1/27/2021	EUR	1,642,452	USD	1,973,241	34,605
Citigroup	1/27/2021	GBP	292,500	NZD	569,619	(9,834)
Citigroup	1/27/2021	GBP	1,467,495	USD	1,922,073	85,167
Citigroup	2/5/2021	GBP	130,232	USD	175,811	2,329
Citigroup	1/27/2021	JPY	122,998,237	USD	1,175,000	16,616
Citigroup	1/27/2021	NZD	865,625	CAD	755,600	29,257
Citigroup	1/27/2021	NZD	530,829	USD	361,923	20,078
Citigroup	2/5/2021	NZD	388,112	USD	275,553	3,755
Citigroup	1/27/2021	SGD	555,557	USD	404,852	15,526
Citigroup	1/27/2021	USD	208,513	AUD	290,789	(15,742)
Citigroup	1/27/2021	USD	1,461,875	CAD	1,909,639	(38,525)
Citigroup	2/5/2021	USD	318,483	CAD	411,302	(4,683)
Citigroup	1/27/2021	USD	3,046,933	EUR	2,578,954	(105,756)
Citigroup	1/27/2021	USD	1,390,625	GBP	1,039,587	(31,323)
Citigroup	1/27/2021	USD	656,250	JPY	68,349,595	(5,926)
Citigroup	2/5/2021	USD	302,773	PEN	1,090,922	1,325
Goldman Sachs Bank, USA	1/27/2021	AUD	895,170	USD	633,580	56,768
Goldman Sachs Bank, USA	1/27/2021	CAD	772,739	USD	595,625	11,515
Goldman Sachs Bank, USA	1/27/2021	EUR	1,700,116	USD	2,010,810	67,527
Goldman Sachs Bank, USA	1/27/2021	GBP	1,172,500	USD	1,531,250	72,496
Goldman Sachs Bank, USA	1/27/2021	JPY	126,736,650	USD	1,220,000	7,834
Goldman Sachs Bank, USA	1/27/2021	MXN	3,198,286	USD	146,786	13,431
Goldman Sachs Bank, USA	1/27/2021	NZD	3,211,583	USD	2,160,610	150,545
Goldman Sachs Bank, USA	1/27/2021	SGD	1,137,613	USD	836,189	24,619
Goldman Sachs Bank, USA	1/27/2021	USD	293,958	CAD	376,275	(1,681)
Goldman Sachs Bank, USA	1/27/2021	USD	4,907,162	EUR	4,128,040	(139,234)
Goldman Sachs Bank, USA	1/21/2021	USD	298,615	MXN	6,539,869	(29,221)
Goldman Sachs Bank, USA	1/27/2021	USD	296,860	SGD	401,741	(7,129)
HSBC Bank, USA	1/27/2021	AUD	1,115,000	NZD	1,215,350	(14,725)
HSBC Bank, USA	1/27/2021	EUR	1,481,647	USD	1,746,351	64,915

See Notes to Financial Statements.

Wilshire Mutual Funds, Inc. Wilshire Income Opportunities Fund Schedule of Forward Foreign Currency Contracts (Continued)	December 31, 2020

Counterparty	Settlement Date	Fund Receiving	Amount Of Currency To Be Received In Local Currency	Fund Delivering	Amount Of Currency To Be Delivered In Local Currency	Unrealized Appreciation (Depreciation)
HSBC Bank, USA	1/27/2021	GBP	290,000	CAD	494,015	$8,516
HSBC Bank, USA	1/27/2021	GBP	1,081,155	USD	1,399,675	79,129
HSBC Bank, USA	1/27/2021	JPY	30,800,155	USD	293,750	4,644
HSBC Bank, USA	1/27/2021	SGD	1,570,754	USD	1,150,418	38,138
HSBC Bank, USA	1/27/2021	USD	300,000	CAD	387,754	(4,658)
HSBC Bank, USA	1/27/2021	USD	987,332	EUR	837,938	(37,020)
HSBC Bank, USA	1/27/2021	USD	1,301,994	GBP	994,028	(57,638)
HSBC Bank, USA	1/27/2021	USD	244,000	NOK	2,313,490	(25,813)
HSBC Bank, USA	1/27/2021	USD	121,744	NZD	183,366	(10,212)
HSBC Bank, USA	1/27/2021	USD	978,134	SGD	1,319,390	(20,220)
JPMChase, New York	1/27/2021	AUD	121,578	USD	86,300	7,460
JPMChase, New York	1/27/2021	CAD	1,160,000	JPY	91,729,946	22,724
JPMChase, New York	1/27/2021	CAD	1,561,749	NZD	1,751,151	(33,119)
JPMChase, New York	1/27/2021	CAD	1,383,562	USD	1,049,615	37,447
JPMChase, New York	1/27/2021	EUR	1,644,425	USD	1,938,032	72,224
JPMChase, New York	1/27/2021	GBP	580,600	NZD	1,130,218	(19,195)
JPMChase, New York	1/27/2021	GBP	648,000	USD	851,100	35,235
JPMChase, New York	1/27/2021	JPY	6,292,588	USD	60,000	963
JPMChase, New York	1/27/2021	NOK	1,709,950	USD	183,000	16,424
JPMChase, New York	1/27/2021	NZD	567,419	GBP	290,300	11,260
JPMChase, New York	1/27/2021	SGD	509,181	USD	380,097	5,190
JPMChase, New York	1/27/2021	USD	94,603	EUR	80,050	(3,256)
JPMChase, New York	1/27/2021	USD	306,294	GBP	232,000	(11,035)
JPMChase, New York	1/27/2021	USD	305,000	JPY	31,538,098	(543)
JPMChase, New York	1/27/2021	USD	129,033	NZD	190,049	(7,732)
JPMChase, New York	1/27/2021	USD	384,993	SGD	509,048	(192)
Morgan Stanley Capital	1/27/2021	CAD	1,160,000	JPY	91,961,793	20,477
Morgan Stanley Capital	2/5/2021	CHF	272,736	USD	307,038	1,383
Morgan Stanley Capital	1/27/2021	EUR	2,429,991	USD	2,870,000	100,586
Morgan Stanley Capital	2/5/2021	EUR	2,225,366	USD	2,672,217	48,752
Morgan Stanley Capital	1/27/2021	GBP	290,000	CAD	493,479	8,937
Morgan Stanley Capital	2/5/2021	GBP	340,037	USD	459,171	5,955
Morgan Stanley Capital	1/27/2021	JPY	92,414,331	CAD	1,160,000	(16,093)
Morgan Stanley Capital	1/27/2021	NOK	2,812,384	USD	293,750	34,247
Morgan Stanley Capital	2/5/2021	NZD	558,461	USD	392,642	9,258
Morgan Stanley Capital	1/8/2021	PLN	244	USD	64	2
Morgan Stanley Capital	2/5/2021	SEK	2,494,883	USD	301,412	1,952
Morgan Stanley Capital	1/27/2021	SGD	728,952	USD	528,705	22,878
Morgan Stanley Capital	1/27/2021	USD	623,192	AUD	866,848	(45,314)
Morgan Stanley Capital	2/5/2021	USD	1,154,415	CHF	1,027,622	(7,663)
Morgan Stanley Capital	1/27/2021	USD	4,453,760	EUR	3,736,247	(113,682)
Morgan Stanley Capital	2/5/2021	USD	308,347	EUR	253,179	(1,216)

See Notes to Financial Statements.

Wilshire Mutual Funds, Inc. Wilshire Income Opportunities Fund Schedule of Forward Foreign Currency Contracts (Continued)	December 31, 2020

Counterparty	Settlement Date	Fund Receiving	Amount Of Currency To Be Received In Local Currency	Fund Delivering	Amount Of Currency To Be Delivered In Local Currency	Unrealized Appreciation (Depreciation)
Morgan Stanley Capital	1/27/2021	USD	813,798	GBP	616,250	$(29,109)
Morgan Stanley Capital	1/27/2021	USD	900,000	JPY	92,953,690	(542)
Morgan Stanley Capital	1/27/2021	USD	298,750	MXN	6,044,402	(4,041)
Morgan Stanley Capital	1/27/2021	USD	537,750	NOK	5,044,000	(50,511)
Morgan Stanley Capital	2/5/2021	USD	226,443	SEK	1,910,496	(5,863)
Morgan Stanley Capital	1/27/2021	USD	1,022,018	SGD	1,374,495	(18,033)
National Australia Bank	1/27/2021	CAD	502,884	NZD	577,500	(20,472)
National Australia Bank	1/27/2021	USD	300,000	CAD	387,298	(4,299)
Royal Bank of Canada, Toronto	1/27/2021	CAD	765,832	USD	581,250	20,463
Royal Bank of Canada, Toronto	1/27/2021	JPY	22,960,587	CAD	288,506	(4,235)
Royal Bank of Canada, Toronto	1/27/2021	SGD	296,090	USD	219,865	4,180
Royal Bank of Canada, Toronto	1/27/2021	USD	1,175,208	CAD	1,539,687	(34,521)
Royal Bank of Canada, Toronto	1/27/2021	USD	753,017	GBP	582,500	(43,727)
Royal Bank of Canada, Toronto	1/27/2021	USD	123,242	NZD	184,854	(9,785)
Standard Chartered Securities N.A.	2/5/2021	CAD	513,547	USD	396,546	6,955
Standard Chartered Securities N.A.	1/27/2021	JPY	30,368,307	USD	290,000	4,210
Standard Chartered Securities N.A.	1/27/2021	NZD	577,500	CAD	499,066	23,471
Standard Chartered Securities N.A.	2/5/2021	NZD	470,313	USD	332,553	5,912
Standard Chartered Securities N.A.	1/27/2021	USD	194,490	CAD	250,000	(1,935)
Standard Chartered Securities N.A.	1/27/2021	USD	362,995	EUR	295,250	2,061
Standard Chartered Securities N.A.	2/5/2021	USD	955,757	EUR	780,718	1,168
Standard Chartered Securities N.A.	1/27/2021	USD	397,602	GBP	301,250	(14,448)
Standard Chartered Securities N.A.	2/5/2021	USD	160,634	GBP	120,236	(3,833)
Standard Chartered Securities N.A.	1/27/2021	USD	363,000	JPY	37,852,460	(3,717)
Standard Chartered Securities N.A.	2/5/2021	USD	1,485	JPY	154,591	(13)

See Notes to Financial Statements.

Wilshire Mutual Funds, Inc. Wilshire Income Opportunities Fund Schedule of Forward Foreign Currency Contracts (Continued)	December 31, 2020

Counterparty	Settlement Date	Fund Receiving	Amount Of Currency To Be Received In Local Currency	Fund Delivering	Amount Of Currency To Be Delivered In Local Currency	Unrealized Appreciation (Depreciation)
Standard Chartered Securities N.A.	1/27/2021	USD	399,800	NZD	580,000	$(17,586)
State Street Bank, Boston	2/5/2021	AUD	2,017,171	USD	1,513,251	42,476
State Street Bank, Boston	1/27/2021	BRL	1,678,480	USD	302,494	20,547
State Street Bank, Boston	1/27/2021	CAD	254,826	NZD	288,750	(7,577)
State Street Bank, Boston	1/27/2021	CAD	4,361,899	USD	3,335,385	91,752
State Street Bank, Boston	2/5/2021	CAD	1,124,712	USD	886,702	(3,000)
State Street Bank, Boston	2/5/2021	CHF	1,210,438	USD	1,366,159	2,655
State Street Bank, Boston	1/27/2021	EUR	2,514,802	USD	2,971,393	102,872
State Street Bank, Boston	1/27/2021	GBP	1,008,303	USD	1,330,633	48,524
State Street Bank, Boston	2/5/2021	GBP	1,018,497	USD	1,368,328	24,840
State Street Bank, Boston	1/27/2021	JPY	68,852,198	CAD	865,519	(12,992)
State Street Bank, Boston	1/27/2021	JPY	30,536,597	USD	290,000	5,841
State Street Bank, Boston	1/27/2021	MXN	6,131,856	USD	298,750	8,422
State Street Bank, Boston	1/27/2021	NOK	2,847,523	USD	305,000	27,095
State Street Bank, Boston	2/5/2021	NOK	3,708,911	USD	433,647	(1,108)
State Street Bank, Boston	2/5/2021	NZD	1,168,616	USD	827,619	13,384
State Street Bank, Boston	2/5/2021	SEK	12,159,280	USD	1,466,499	12,002
State Street Bank, Boston	2/5/2021	USD	1,790,198	AUD	2,402,180	(62,464)
State Street Bank, Boston	1/27/2021	USD	315,296	BRL	1,678,480	(7,745)
State Street Bank, Boston	1/27/2021	USD	1,362,385	CAD	1,780,816	(36,800)
State Street Bank, Boston	2/5/2021	USD	1,372,041	CAD	1,763,505	(13,569)
State Street Bank, Boston	2/5/2021	USD	1,528,705	CHF	1,372,146	(22,975)
State Street Bank, Boston	1/27/2021	USD	2,612,135	EUR	2,191,086	(66,397)
State Street Bank, Boston	2/5/2021	USD	830,617	EUR	682,005	(3,275)
State Street Bank, Boston	1/27/2021	USD	4,124,105	GBP	3,131,815	(159,594)
State Street Bank, Boston	2/5/2021	USD	1,017,577	GBP	762,375	(25,251)
State Street Bank, Boston	1/27/2021	USD	888,400	JPY	93,150,222	(14,046)
State Street Bank, Boston	2/5/2021	USD	473,225	NZD	667,694	(7,286)
State Street Bank, Boston	2/5/2021	USD	1,988,159	SEK	16,809,100	(55,734)
TD Securities	1/27/2021	USD	900,000	CAD	1,176,475	(24,355)
TD Securities	1/27/2021	USD	305,000	JPY	31,643,576	(1,565)
UBS AG, Stamford	1/27/2021	EUR	425,045	USD	500,431	19,174
UBS AG, Stamford	1/27/2021	GBP	1,314,031	USD	1,743,498	53,834
UBS AG, Stamford	1/27/2021	JPY	1,894,600	USD	18,142	213
UBS AG, Stamford	1/21/2021	MXN	6,539,869	USD	301,981	25,855
UBS AG, Stamford	1/27/2021	NZD	290,000	USD	203,529	5,164
UBS AG, Stamford	1/27/2021	SGD	554,806	USD	404,852	14,959
UBS AG, Stamford	1/27/2021	USD	252,812	AUD	343,427	(12,036)
UBS AG, Stamford	1/27/2021	USD	587,917	CAD	770,989	(17,848)
UBS AG, Stamford	1/27/2021	USD	1,000,251	EUR	846,574	(34,659)

See Notes to Financial Statements.

Wilshire Mutual Funds, Inc. Wilshire Income Opportunities Fund Schedule of Forward Foreign Currency Contracts (Continued)	December 31, 2020

Counterparty	Settlement Date	Fund Receiving	Amount Of Currency To Be Received In Local Currency	Fund Delivering	Amount Of Currency To Be Delivered In Local Currency	Unrealized Appreciation (Depreciation)
UBS AG, Stamford	1/27/2021	USD	301,769	MXN	6,539,869	$(25,842)
UBS AG, Stamford	1/27/2021	USD	200,379	NZD	290,000	(8,314)
UBS AG, Stamford	1/27/2021	USD	2,617,965	SGD	3,576,061	(87,965)

						$(8,163)

AUD - Australian Dollar

BRL - Brazillian Real

CAD - Canadian Dollar

CHF - Swiss Franc

COP - Colombian Peso

EUR - Euro

GBP - British Pound

IDR - Indian Rupee

JPY - Japanese Yen

MXN - Mexican Peso

NOK - Norwegian Krone

NZD - New Zealand Dollar

PEN - Peruvian Sol

PLN - Polish Zloty

SEK - Sedish Krona

SGD - Singpore Dollar

USD - U.S. Dollar

See Notes to Financial Statements.

Wilshire Mutual Funds, Inc. Wilshire Income Opportunities Fund Schedule Of Written Options	December 31, 2020

WRITTEN OPTIONS	Counterparty	Contracts	Notional Amount	Value
Currency Call Options
Australian Dollar, 1/15/21 at 0.745	Standard Chartered Bank	5,214,000	$5,214,000	$(5,532)
U.S Dollar, 3/31/21 at 1.205 EUR	Citibank N.A.	1,985,000	1,985,000	(53,347)
U.S Dollar, 1/8/21 at 1.35 GBP	Citibank N.A.	945,000	945,000	(18,487)
			$8,144,000	$(77,366)

Currency Put Options
U.S Dollar, 3/31/21 at 1.185 EUR	Citibank N.A.	1,830,000	$1,830,000	$(6,895)
Total Written Options (Premiums Received $88,917)			$9,974,000	$(84,261)

AUD — Australian Dollar

EUR — Euro

GBP — British Pound

Wilshire Mutual Funds, Inc. Wilshire Income Opportunities Fund Schedule Of Centrally Cleared Credit Default Swaps	December 31, 2020

Counterparty	Reference Entity	Protection	Pay Fixed Rate	Termination Date	Payment Frequency	Notional Amount	Value	Upfront Payment Received	Unrealized Depreciation
Morgan Stanley Capital	Prudential Financial, Inc.	Buy	1.000%	12/20/2024	Quarterly	445,000	$(10,766)	$9,908	$(858)

Total Credit Default Swap Contracts							$(10,766)	$9,908	$(858)

See Notes to Financial Statements.

Wilshire Mutual Funds, Inc. Wilshire Income Opportunities Fund Schedule of Credit Default Swaptions	December 31, 2020

Counterparty	Description	Protection	Exercise Rate	Expiration Date	Notional Value	Value	Upfront Premium Paid	Unrealized Depreciation
JPMChase, New York	CDX North American High Yield Index	Buy	103.5%	02/17/2021	$1,678,000	$5,193	$19,297	$(14,104)

Total Credit Default Swaptions								$(14,104)

See Notes to Financial Statements.

Wilshire Mutual Funds, Inc. Statements of Assets and Liabilities December 31, 2020

	LARGE COMPANY GROWTH PORTFOLIO	LARGE COMPANY VALUE PORTFOLIO
ASSETS:
Unaffiliated investments, at value* (Note 2)	$228,823,220	$170,953,356
Investments in affiliated registered investment companies, at value (Note 5)	15,387,854	10,932,063
Margin deposits for swaps	—	1,480,000
Cash and cash equivalents	9,496,116	5,347,433
Cash proceeds from securities lending (Note 7)	329,571	4,410,014
Margin deposits for futures contracts	161,822	112,710
Receivable for capital shares sold	227,922	87,821
Receivable for investment securities sold	513,555	62
Unrealized appreciation on swap contracts	7,928,595	4,165,823
Securities lending income receivable	11	493
Dividends and interest receivable	225,267	275,072
Foreign withholding tax reclaims receivable	13,335	9,176
Other assets	29,923	24,237
Total Assets	263,137,191	197,798,260
LIABILITIES:
Net variation margin payable on futures contracts	14,070	9,781
Payable upon return of securities loaned (Note 7)	329,571	4,410,014
Payable for capital shares redeemed	113,927	133,647
Payable for investment securities purchased	40,473	—
Investment advisory fees payable (Note 3)	170,099	121,607
Distribution fees payable (Note 4)	18,896	637
Shareholder service fees payable (Note 4)	18,806	8,740
Administration fees payable	20,817	15,125
Foreign withholding tax payable	954	1,120
Accrued expenses and other payables	46,555	43,868
Total Liabilities	774,168	4,744,539
NET ASSETS	$262,363,023	$193,053,721
* Includes fair value of securities on loan	$324,985	$4,292,176

See Notes to Financial Statements.

Wilshire Mutual Funds, Inc. Statements of Assets and Liabilities - (Continued) December 31, 2020

	LARGE COMPANY GROWTH PORTFOLIO	LARGE COMPANY VALUE PORTFOLIO
NET ASSETS CONSIST OF:
Paid-in capital	$133,388,753	$168,741,477
Accumulated earnings	128,974,270	24,312,244

NET ASSETS	$262,363,023	$193,053,721

NET ASSET VALUE PER SHARE:
INVESTMENT CLASS
Net assets applicable to Investment Class	$77,659,329	$5,508,649
Investment Class shares of beneficial interest outstanding (50,000,000 shares authorized, per class, per Portfolio, par value $.001 per share)	1,751,372	278,974
Net asset value, offering and redemption price per share	$44.34	$19.75

INSTITUTIONAL CLASS
Net assets applicable to Institutional Class	$184,703,694	$187,545,072
Institutional Class shares of beneficial interest outstanding (50,000,000 shares authorized, per class, per Portfolio, par value $.001 per share)	3,680,775	9,586,012
Net asset value, offering and redemption price per share	$50.18	$19.56

Unaffiliated investments, at cost (Note 2)	$118,122,635	$137,632,697
Investments in affiliated registered investment companies, at cost (Note 5)	$15,087,839	$10,762,673

See Notes to Financial Statements.

Wilshire Mutual Funds, Inc. Statements of Assets and Liabilities - (Continued) December 31, 2020

	SMALL COMPANY GROWTH PORTFOLIO	SMALL COMPANY VALUE PORTFOLIO	WILSHIRE 5000 INDEXSM FUND
ASSETS:
Unaffiliated investments, at value* (Note 2)	$47,548,100	$39,396,639	$210,652,417
Cash and cash equivalents	592,665	351,839	2,056,618
Cash proceeds from securities lending (Note 7)	3,646,189	802,607	2,504,102
Receivable for capital shares sold	33,166	24,249	67,375
Receivable for investment securities sold	4,032	256,210	—
Securities lending income receivable	410	895	605
Dividends and interest receivable	6,422	43,971	158,592
Foreign withholding tax reclaims receivable	—	4	347
Other assets	17,353	16,663	32,247
Total Assets	51,848,337	40,893,077	215,472,303
LIABILITIES:
Payable upon return of securities loaned (Note 7)	3,646,189	802,607	2,504,102
Payable for capital shares redeemed	26,958	33,849	25,619
Payable for investment securities purchased	36,219	15,956	—
Investment advisory fees payable (Note 3)	23,250	13,727	17,809
Distribution fees payable (Note 4)	12,723	602	119,297
Shareholder service fees payable (Note 4)	3,901	3,796	—
Administration fees payable	6,087	6,265	18,132
Foreign withholding tax payable	—	44	14
Accrued expenses and other payables	33,084	34,237	44,223
Total Liabilities	3,788,411	911,083	2,729,196
NET ASSETS	$48,059,926	$39,981,994	$212,743,107
* Includes fair value of securities on loan	$3,502,057	$779,363	$2,430,769

See Notes to Financial Statements.

Wilshire Mutual Funds, Inc. Statements of Assets and Liabilities - (Continued) December 31, 2020

	SMALL COMPANY GROWTH PORTFOLIO	SMALL COMPANY VALUE PORTFOLIO	WILSHIRE 5000 INDEXSM FUND
NET ASSETS CONSIST OF:
Paid-in capital	$28,330,088	$40,535,950	$51,332,999
Accumulated earnings (deficit)	19,729,838	(553,956)	161,410,108

NET ASSETS	$48,059,926	$39,981,994	$212,743,107

NET ASSET VALUE PER SHARE:
INVESTMENT CLASS
Net assets applicable to Investment Class	$11,127,752	$5,185,652	$164,172,571
Investment Class shares of beneficial interest outstanding (50,000,000 shares authorized, per class, per Portfolio, par value $.001 per share)	359,708	241,738	6,529,789
Net asset value, offering and redemption price per share	$30.94	$21.45	$25.14

INSTITUTIONAL CLASS
Net assets applicable to Institutional Class	$36,932,174	$34,796,342	$48,570,536
Institutional Class shares of beneficial interest outstanding (50,000,000 shares authorized, per class, per Portfolio, par value $.001 per share)	1,073,723	1,582,244	1,931,136
Net asset value, offering and redemption price per share	$34.40	$21.99	$25.15

Unaffiliated investments, at cost (Note 2)	$28,638,105	$34,717,508	$50,579,385

See Notes to Financial Statements.

Wilshire Mutual Funds, Inc. Statements of Assets and Liabilities - (Continued) December 31, 2020

	WILSHIRE INTERNATIONAL EQUITY FUND	WILSHIRE INCOME OPPORTUNITIES FUND
ASSETS:
Unaffiliated investments, at value* (Note 2)	$269,942,449	$280,053,113
Investments in affiliated registered investment companies, at value (Note 5)	16,719,203	19,090,775
Cash and cash equivalents	9,613,254	7,500,967
Foreign currency, at value	7,365	93,332
Cash proceeds from securities lending	334,641	2,853,382
Swaption premium paid	—	19,297
Margin deposits for futures contracts	182,625	471,337
Margin deposits for swap contracts	1,990,000	88,912
Receivable for capital shares sold	166,918	321,773
Receivable for investment securities sold	298,709	38,623
Unrealized appreciation on swap contracts	7,742,755	—
Unrealized appreciation on foreign forward currency contracts (Note 6)	—	2,142,027
Securities lending income receivable	257	625
Dividends and interest receivable	589,372	2,077,532
Foreign withholding tax reclaims receivable	1,251,986	9,283
Other assets	39,046	25,934
Total Assets	$308,878,580	$314,786,912
LIABILITIES:
Options written, at value	—	84,261
Payable upon return of securities loaned (Note 7)	334,641	2,853,382
Payable for capital shares redeemed	245,944	135,560
Payable for investment securities purchased	50,960	526,015
Unrealized depreciation on swaption contracts	—	14,104
Unrealized depreciation on foreign forward currency contracts (Note 6)	—	2,150,190
Net variation margin payable on futures contracts	15,922	21,250
Net variation margin payable on swaps	—	1,982
Investment advisory fees payable (Note 3)	185,149	169,181
Distribution fees payable (Note 4)	280	231
Shareholder service fees payable (Note 4)	12,119	15,118
Administration fees payable	22,260	24,858
Foreign withholding tax payable	67,158	9,018
Accrued expenses and other payables	73,644	112,619
Total Liabilities	1,008,077	6,117,769
NET ASSETS	$307,870,503	$308,669,143
* Includes fair value of securities on loan	$327,500	$2,793,673

See Notes to Financial Statements.

Wilshire Mutual Funds, Inc. Statements of Assets and Liabilities - (Continued) December 31, 2020

	WILSHIRE INTERNATIONAL EQUITY FUND	WILSHIRE INCOME OPPORTUNITIES FUND
NET ASSETS CONSIST OF:
Paid-in capital	$233,150,151	$300,488,909
Accumulated earnings (deficit)	74,720,352	8,180,234

NET ASSETS	$307,870,503	$308,669,143

NET ASSET VALUE PER SHARE:
INVESTMENT CLASS
Net assets applicable to Investment Class	$2,437,540	$1,998,137
Investment Class shares of beneficial interest outstanding (50,000,000 shares authorized, per class, per Portfolio, par value $.001 per share)†	196,840	192,340
Net asset value, offering and redemption price per share (a)	$12.38	$10.39

INSTITUTIONAL CLASS
Net assets applicable to Institutional Class	$305,432,963	$306,671,006
Institutional Class shares of beneficial interest outstanding (50,000,000 shares authorized, per class, per Portfolio, par value $.001 per share)†	25,029,692	29,677,738
Net asset value, offering and redemption price per share (a)	$12.20	$10.33

Unaffiliated investments, at cost (Note 2)	$207,975,059	$273,024,283
Investments in affiliated registered investment companies, at cost (Note 5)	$16,371,898	$18,954,700
Foreign currency, at cost	$7,419	$88,727
Premiums received for options written	$—	$88,917

†	For Wilshire International Equity Fund, (40,000,000 shares authorized, per class, par value $.001 per share).
(a)	For Wilshire International Equity Fund, a redemption fee may apply to redemptions of shares held for sixty days or less, subject to certain exceptions (Note 2).

See Notes to Financial Statements.

Wilshire Mutual Funds, Inc. Statements of Operations For the Year Ended December 31, 2020

	LARGE COMPANY GROWTH PORTFOLIO	LARGE COMPANY VALUE PORTFOLIO
INVESTMENT INCOME:
Dividends	$1,680,364	$4,284,206
Dividends from affiliated registered investment companies (Note 5)	310,285	242,214
Interest	125,145	86,030
Income from securities lending (Note 7)	276	9,735
Foreign taxes withheld	(30,244)	(10,393)
Total income	2,085,826	4,611,792

EXPENSES:
Investment advisory fee (Note 3)	1,810,317	1,313,253
Distribution (12b-1) fees (Note 4)
Investment Class	168,193	12,379
Administration and accounting fees (Note 3)	123,735	96,260
Shareholder Service fees (Note 4)
Institutional Class	88,893	76,151
Investment Class	86,717	6,321
Professional fees	66,183	51,294
Transfer agent fees (Note 3)	49,639	36,156
Directors’ fees and expenses (Note 3)	47,122	33,626
Printing expense	45,777	23,885
Registration and filing fees	42,028	40,347
Custodian fees (Note 3)	33,583	22,778
Insurance expense	15,517	13,859
Pricing costs	13,180	18,811
Other	4,106	4,677
Total expenses	2,594,990	1,749,797
Previous investment advisory fee reductions and expense reimbursements recouped by the Investment Adviser (Note 3)	2,988	—
Fees reduced and/or expenses reimbursed by Investment Adviser (Note 3)	(13,952)	—
Fees paid indirectly (Note 4)	(4,758)	(5,393)
Net expenses	2,579,268	1,744,404

Net investment income (loss)	(493,442)	2,867,388

See Notes to Financial Statements.

Wilshire Mutual Funds, Inc. Statements of Operations - (Continued) For the Year Ended December 31, 2020

	LARGE COMPANY GROWTH PORTFOLIO	LARGE COMPANY VALUE PORTFOLIO
NET REALIZED AND UNREALIZED GAINS (LOSSES) ON INVESTMENTS AND FOREIGN CURRENCY TRANSACTIONS (NOTES 2 and 5):
Net realized gains (losses) from:
Sale of unaffiliated investments	$51,147,244	$(14,202,950)
Long-term capital gain distribution from affiliated registered investment companies	30,340	32,236
Futures contracts	123,861	82,185
Foreign currency transactions	—	(451)
Net change in unrealized appreciation (depreciation) on:
Unaffiliated investments	20,912,550	4,789,749
Investments in affiliated investment company shares	300,015	169,390
Futures contracts	25,919	17,997
Swap contracts	7,928,595	4,165,823
Foreign currency transactions and translation of other assets and liabilities denominated in foreign currencies	—	31
Net realized and unrealized gains (losses) on investments and foreign currency transactions	80,468,524	(4,945,990)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$79,975,082	$(2,078,602)

See Notes to Financial Statements.

Wilshire Mutual Funds, Inc. Statements of Operations - (Continued) For the Year Ended December 31, 2020

	SMALL COMPANY GROWTH PORTFOLIO	SMALL COMPANY VALUE PORTFOLIO	WILSHIRE 5000 INDEXSM FUND
INVESTMENT INCOME:
Dividends	$192,488	$631,868	$3,331,821
Interest	4,870	4,071	8,997
Income from securities lending (Note 7)	3,519	9,264	8,109
Foreign taxes withheld	—	(988)	(208)
Total income	200,877	644,215	3,348,719

EXPENSES:
Investment advisory fee (Note 3)	389,660	324,501	191,951
Administration and accounting fees (Note 3)	40,158	41,013	112,408
Registration and filing fees	35,673	35,469	40,436
Shareholder Service fees (Note 4)
Institutional Class	31,969	30,276	9,137
Investment Class	9,234	6,331	94,163
Professional fees	31,438	35,246	45,893
Transfer agent fees (Note 3)	29,600	28,257	37,055
Distribution (12b-1) fees (Note 4)
Investment Class	22,619	10,639	378,289
Printing expense	15,392	25,991	15,385
Custodian fees (Note 3)	15,287	18,965	16,031
Pricing costs	12,697	23,210	57,726
Directors’ fees and expenses (Note 3)	8,713	7,098	32,630
Insurance expense	4,518	4,158	14,142
Other	2,831	2,864	3,084
Total expenses	649,789	594,018	1,048,330
Fees reduced and/or expenses reimbursed by Investment Adviser (Note 3)	(122,904)	(163,436)	—
Fees paid indirectly (Note 4)	(1,587)	(1,149)	—
Net expenses	525,298	429,433	1,048,330

Net investment income (loss)	(324,421)	214,782	2,300,389

See Notes to Financial Statements.

Wilshire Mutual Funds, Inc. Statements of Operations - (Continued) For the Year Ended December 31, 2020

	SMALL COMPANY GROWTH PORTFOLIO	SMALL COMPANY VALUE PORTFOLIO	WILSHIRE 5000 INDEXSM FUND
NET REALIZED AND UNREALIZED GAINS (LOSSES) ON INVESTMENTS (NOTES 2 and 5):
Net realized gains (losses) from:
Sale of unaffiliated investments	$5,435,991	$(5,441,581)	$16,685,820
Net change in unrealized appreciation on:
Unaffiliated investments	4,037,553	1,106,315	14,403,520
Net realized and unrealized gains (losses) on investments	9,473,544	(4,335,266)	31,089,340

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$9,149,123	$(4,120,484)	$33,389,729

See Notes to Financial Statements.

Wilshire Mutual Funds, Inc. Statements of Operations - (Continued) For the Year Ended December 31, 2020

	WILSHIRE INTERNATIONAL EQUITY FUND	WILSHIRE INCOME OPPORTUNITIES FUND
INVESTMENT INCOME:
Dividends	$6,081,317	$256,535
Dividends from affiliated registered investment companies	326,829	691,557
Interest	136,100	11,723,340
Income from securities lending (Note 7)	1,993	7,208
Foreign taxes withheld	(677,695)	(40,039)
Total income	5,868,544	12,638,601

EXPENSES:
Investment advisory fee (Note 3)	2,999,977	1,730,257
Custodian fees (Note 3)	225,401	78,154
Administration and accounting fees (Note 3)	168,034	163,557
Pricing costs	143,192	256,453
Shareholder Service fees (Note 4)
Institutional Class	119,523	145,856
Investment Class	3,417	3,371
Professional fees	86,186	63,789
Directors’ fees and expenses (Note 3)	57,189	55,977
Registration and filing fees	45,633	46,717
Transfer agent fees (Note 3)	40,472	39,907
Printing expense	31,151	23,846
Insurance expense	26,880	21,986
Distribution (12b-1) fees (Note 4)
Investment Class	5,363	4,781
Other	5,857	23,725
Total expenses	3,958,275	2,658,376
Fees reduced and/or expenses reimbursed by Investment Adviser (Note 3)	(204,357)	(58,126)
Fees paid indirectly (Note 4)	(4,111)	—
Net expenses	3,749,807	2,600,250

Net investment income	2,118,737	10,038,351

See Notes to Financial Statements.

Wilshire Mutual Funds, Inc. Statements of Operations - (Continued) For the Year Ended December 31, 2020

	WILSHIRE INTERNATIONAL EQUITY FUND	WILSHIRE INCOME OPPORTUNITIES FUND
NET REALIZED AND UNREALIZED GAINS (LOSSES) ON INVESTMENTS AND FOREIGN CURRENCY TRANSACTIONS (NOTES 2 and 5):
Net realized gains (losses) from:
Sale of unaffiliated investments	$25,648,372	$1,509,824
Sale of affiliated registered investment companies	—	(183,787)
Long-term capital gain distribution from affiliated registered investment companies	28,129	—
Futures contracts	138,662	1,272,829
Forward currency contracts	—	877,967
Option contracts written	—	108,765
Swap contracts	(41,268)	394,262
Swaption contracts	—	133,284
Foreign currency transactions	(248,884)	(67,190)
Net change in unrealized appreciation (depreciation) on:
Unaffiliated investments	(478,593)	(943,849)
Investments in affiliated registered investment companies	347,305	126,603
Futures contracts	25,303	202,084
Forward currency contracts	—	84,830
Option contracts written	—	(6,523)
Swap contracts	7,742,755	(80,277)
Swaption contracts	—	17,410
Foreign currency transactions and translation of other assets and liabilities denominated in foreign currencies	95,439	1,984
Net realized and unrealized gains on investments and foreign currency transactions	33,257,220	3,448,216

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$35,375,957	$13,486,567

See Notes to Financial Statements.

Wilshire Mutual Funds, Inc. Statements of Changes in Net Assets

	LARGE COMPANY GROWTH PORTFOLIO		LARGE COMPANY VALUE PORTFOLIO
	Year Ended December 31, 2020	Year Ended December 31, 2019	Year Ended December 31, 2020	Year Ended December 31, 2019
OPERATIONS:
Net investment income (loss)	$(493,442)	$(339,344)	$2,867,388	$3,559,010
Net realized gains (losses) on investments and foreign currency transactions	51,271,105	20,142,826	(14,121,216)	8,139,204
Long-term capital gain distributions from registered investment companies	30,340	—	32,236	—
Net change in unrealized appreciation (depreciation) on investments and foreign currency transactions	29,167,079	34,474,002	9,142,990	29,829,191
Net increase (decrease) in net assets resulting from operations	79,975,082	54,277,484	(2,078,602)	41,527,405

DISTRIBUTIONS TO SHAREHOLDERS (Notes 2 and 10):
Investment Class shares	(13,650,797)	(5,944,837)	(54,448)	(337,008)
Institutional Class shares	(30,321,883)	(12,601,642)	(1,879,212)	(11,094,059)
Total distributions to shareholders	(43,972,680)	(18,546,479)	(1,933,660)	(11,431,067)

CAPITAL STOCK TRANSACTIONS (DOLLARS) (Note 8):
Investment Class shares:
Shares sold	1,636,138	686,416	459,739	421,496
Shares issued as reinvestment of distributions	13,390,463	5,836,404	53,358	329,791
Shares redeemed	(10,449,385)	(8,354,574)	(893,066)	(670,072)
Net increase (decrease) in net assets from Investment Class share transactions	4,577,216	(1,831,754)	(379,969)	81,215

Institutional Class shares:
Shares sold	53,658,417	9,855,634	62,075,523	12,864,976
Shares issued as reinvestment of distributions	29,138,547	10,719,273	1,867,534	9,409,983
Shares redeemed	(71,942,910)	(48,244,561)	(58,635,890)	(48,003,488)
Net increase (decrease) in net assets from Institutional Class share transactions	10,854,054	(27,669,654)	5,307,167	(25,728,529)

Net increase in net assets	51,433,672	6,229,597	914,936	4,449,024

NET ASSETS:
Beginning of period	210,929,351	204,699,754	192,138,785	187,689,761
End of period	$262,363,023	$210,929,351	$193,053,721	$192,138,785

See Notes to Financial Statements.

Wilshire Mutual Funds, Inc. Statements of Changes in Net Assets - (Continued)

	SMALL COMPANY GROWTH PORTFOLIO		SMALL COMPANY VALUE PORTFOLIO
	Year Ended December 31, 2020	Year Ended December 31, 2019	Year Ended December 31, 2020	Year Ended December 31, 2019
OPERATIONS:
Net investment income (loss)	$(324,421)	$(283,903)	$214,782	$520,092
Net realized gains on investments	5,435,991	2,328,547	(5,441,581)	1,618,602
Net change in unrealized appreciation (depreciation) on investments	4,037,553	12,291,832	1,106,315	8,882,880
Net increase (decrease) in net assets resulting from operations	9,149,123	14,336,476	(4,120,484)	11,021,574

DISTRIBUTIONS TO SHAREHOLDERS (Notes 2 and 10):
Investment Class shares	(1,206,193)	(186,475)	(118,716)	(35,071)
Institutional Class shares	(3,758,680)	(924,937)	(773,004)	(495,908)
Total distributions to shareholders	(4,964,873)	(1,111,412)	(891,720)	(530,979)

CAPITAL STOCK TRANSACTIONS (DOLLARS) (Note 8):
Investment Class shares:
Shares sold	404,964	1,246,005	532,525	679,171
Shares issued as reinvestment of distributions	1,164,454	179,882	116,830	34,254
Shares redeemed	(1,488,655)	(1,811,572)	(711,018)	(1,100,900)
Net increase (decrease) in net assets from Investment Class share transactions	80,763	(385,685)	(61,663)	(387,475)

Institutional Class shares:
Shares sold	3,856,050	5,921,182	5,849,495	6,828,448
Shares issued as reinvestment of distributions	3,702,203	722,175	765,889	392,381
Shares redeemed	(26,887,293)	(9,123,701)	(21,992,216)	(8,631,383)
Net decrease in net assets from Institutional Class share transactions	(19,329,040)	(2,480,344)	(15,376,832)	(1,410,554)

Net increase (decrease) in net assets	(15,064,027)	10,359,035	(20,450,699)	8,692,566

NET ASSETS:
Beginning of period	63,123,953	52,764,918	60,432,693	51,740,127
End of period	$48,059,926	$63,123,953	$39,981,994	$60,432,693

See Notes to Financial Statements.

Wilshire Mutual Funds, Inc. Statements of Changes in Net Assets - (Continued)

	WILSHIRE 5000 INDEXSM FUND		WILSHIRE INTERNATIONAL EQUITY FUND
	Year Ended December 31, 2020	Year Ended December 31, 2019	Year Ended December 31, 2020	Year Ended December 31, 2019
OPERATIONS:
Net investment income	$2,300,389	$2,631,960	$2,118,737	$5,199,533
Net realized gains on investments and foreign currency transactions	16,685,820	8,422,576	25,496,882	3,203,764
Long-term capital gain distributions from registered investment companies	—	—	28,129	—
Net change in unrealized appreciation (depreciation) on investments and foreign currency transactions and translation of other assets and liabilities denominated in foreign currencies	14,403,520	37,385,574	7,732,209	73,524,836
Net increase in net assets resulting from operations	33,389,729	48,440,110	35,375,957	81,928,133

DISTRIBUTIONS TO SHAREHOLDERS (Notes 2 and 10):
Investment Class shares	(14,051,111)	(7,922,684)	(157,257)	(32,308)
Institutional Class shares	(4,284,398)	(2,090,482)	(20,495,045)	(6,473,039)
Total distributions to shareholders	(18,335,509)	(10,013,166)	(20,652,302)	(6,505,347)

CAPITAL STOCK TRANSACTIONS (DOLLARS) (Note 8):
Investment Class shares:
Shares sold	12,884,807	8,508,397	370,606	826,011
Shares issued as reinvestment of distributions	13,501,542	7,573,348	151,899	31,053
Redemption fees (Note 2)	—	—	33	12
Shares redeemed	(37,561,008)	(19,096,998)	(869,511)	(1,597,668)
Net decrease in net assets from Investment Class share transactions	(11,174,659)	(3,015,253)	(346,973)	(740,592)

Institutional Class shares:
Shares sold	15,300,155	1,993,561	24,320,912	34,938,751
Shares issued as reinvestment of distributions	3,729,111	1,625,890	20,345,307	5,712,008
Redemption fees (Note 2)	—	—	3,970	1,085
Shares redeemed	(12,545,555)	(2,958,372)	(141,281,646)	(111,700,307)
Net increase (decrease) in net assets from Institutional Class share transactions	6,483,711	661,079	(96,611,457)	(71,048,463)

Net increase (decrease) in net assets	10,363,272	36,072,770	(82,234,775)	3,633,731

NET ASSETS:
Beginning of period	202,379,835	166,307,065	390,105,278	386,471,547
End of period	$212,743,107	$202,379,835	$307,870,503	$390,105,278

See Notes to Financial Statements.

Wilshire Mutual Funds, Inc. Statements of Changes in Net Assets - (Continued)

	WILSHIRE INCOME OPPORTUNITIES FUND
	Year Ended December 31, 2020	Year Ended December 31, 2019
OPERATIONS:
Net investment income	$10,038,351	$11,280,351
Net realized gains (losses) on investments and foreign currency transactions	4,045,954	(327,567)
Net change in unrealized appreciation (depreciation) on investments and foreign currency transactions and translation of other assets and liabilities denominated in foreign currencies	(597,738)	18,277,975
Net increase in net assets resulting from operations	13,486,567	29,230,759

DISTRIBUTIONS TO SHAREHOLDERS (Notes 2 and 10)
Investment Class shares	(73,417)	(67,099)
Institutional Class shares	(11,694,069)	(12,291,570)
Total distributions to shareholders	(11,767,486)	(12,358,669)

CAPITAL STOCK TRANSACTIONS (DOLLARS) (Note 8):
Investment Class shares:
Shares sold	496,102	692,417
Shares issued as reinvestment of distributions	71,160	64,651
Shares redeemed	(482,606)	(804,326)
Net increase (decrease) in net assets from Investment Class share transactions	84,656	(47,258)

Institutional Class shares:
Shares sold	73,129,503	29,953,178
Shares issued as reinvestment of distributions	11,607,602	12,206,181
Shares redeemed	(75,221,205)	(75,699,762)
Net increase (decrease) in net assets from Institutional Class share transactions	9,515,900	(33,540,403)

Net increase (decrease) in net assets	11,319,637	(16,715,571)

NET ASSETS:
Beginning of period	297,349,506	314,065,077
End of period	$308,669,143	$297,349,506

See Notes to Financial Statements.

Wilshire Mutual Funds, Inc. Large Company Growth Portfolio Financial Highlights

For a Fund Share Outstanding Throughout Each Period.
	Investment Class Shares
	Year Ended 12/31/2020		Year Ended 12/31/2019		Year Ended 12/31/2018	Year Ended 12/31/2017	Year Ended 12/31/2016
Net asset value, beginning of period	$38.88		$33.33		$39.53	$33.93	$36.82

Income (loss) from investment operations:
Net investment income (loss) (a)	(0.19)		(0.15)		(0.20)	(0.08)	0.04
Net realized and unrealized gains (losses) on investments	15.00		9.61		(0.35)	9.24	1.26
Total from investment operations	14.81		9.46		(0.55)	9.16	1.30

Less distributions:
From net investment income	—		—		—	—	(0.01)
From realized capital gains	(9.35)		(3.91)		(5.65)	(3.56)	(4.18)
Total distributions	(9.35)		(3.91)		(5.65)	(3.56)	(4.19)

Net asset value, end of period	$44.34		$38.88		$33.33	$39.53	$33.93

Total return (b)	38.82%		28.61%		(1.90%)	26.93%	3.33%

Ratios to average net assets/supplemental data:
Net assets, end of period (in 000’s)	$77,659		$64,470		$56,671	$64,130	$62,634
Operating expenses after fee reductions and expense reimbursements and fees paid indirectly (c)	1.30	%(d)	1.30	%(d)	1.31%	1.30%	1.32%
Operating expenses before fee reductions and expense reimbursements and fees paid indirectly (c)(e)	1.31%		1.32%		1.31%	1.30%	1.32%
Net investment income (loss) (f)	(0.43%)		(0.37%)		(0.48%)	(0.21%)	0.10%
Portfolio turnover rate	84%		43%		69%	51%	75%

(a)	The selected per share data was calculated using the average shares outstanding method for the year.
(b)

Total return is a measure of the change in value of an investment in the Portfolio over the period covered. The returns shown do not reflect the deduction of taxes a shareholder would pay on Portfolio distributions, if any, or the redemption of Portfolio shares.

(c)	Ratio does not include expenses from underlying funds.
(d)

The ratio of operating expenses after fee reductions and expense reimbursements includes previous investment advisory fee reductions and expense reimbursements recouped by the Investment Adviser. If this expense offset was excluded, the ratio would have been 1.30% and 1.30% for the years ended December 31, 2020 and 2019, respectively (Note 3).

(e)

The ratio of operating expenses before fee reductions and expense reimbursements excludes the effect of fees paid indirectly. If this expense offset was included, the ratio would have been 1.31%, 1.32% 1.31%, 1.30%, and 1.32%, for the years ended December 31, 2020, 2019, 2018, 2017, and 2016 respectively (Note 4).

(f)	Ratio does not include net investment income of the investment companies in which the Portfolio invests.

See Notes to Financial Statements.

Wilshire Mutual Funds, Inc. Large Company Growth Portfolio Financial Highlights - (Continued)

For a Fund Share Outstanding Throughout Each Period.
	Institutional Class Shares
	Year Ended 12/31/2020	Year Ended 12/31/2019	Year Ended 12/31/2018	Year Ended 12/31/2017	Year Ended 12/31/2016
Net asset value, beginning of period	$42.99	$36.41	$42.53	$36.19	$39.04

Income (loss) from investment operations:
Net investment income (loss) (a)	(0.06)	(0.03)	(0.07)	0.05	0.15
Net realized and unrealized gains (losses) on investments	16.65	10.52	(0.40)	9.87	1.34
Total from investment operations	16.59	10.49	(0.47)	9.92	1.49

Less distributions:
From net investment income	(0.05)	—	—	(0.02)	(0.16)
From realized capital gains	(9.35)	(3.91)	(5.65)	(3.56)	(4.18)
Total distributions	(9.40)	(3.91)	(5.65)	(3.58)	(4.34)

Net asset value, end of period	$50.18	$42.99	$36.41	$42.53	$36.19

Total return (b)	39.25%	29.02%	(1.58%)	27.35%	3.61%

Ratios to average net assets/supplemental data:
Net assets, end of period (in 000’s)	$184,704	$146,459	$148,029	$170,708	$152,167
Operating expenses after fee reductions and expense reimbursements and fees paid indirectly (c)	0.98%	1.00%	0.98%	0.98%	1.04%
Operating expenses before fee reductions and expense reimbursements and fees paid indirectly (c)(d)	0.98%	1.00%	0.99%	0.98%	1.04%
Net investment income (loss) (e)	(0.12%)	(0.07%)	(0.16%)	0.11%	0.37%
Portfolio turnover rate	84%	43%	69%	51%	75%

(a)	The selected per share data was calculated using the average shares outstanding method for the year.
(b)

Total return is a measure of the change in value of an investment in the Portfolio over the period covered. The returns shown do not reflect the deduction of taxes a shareholder would pay on Portfolio distributions, if any, or the redemption of Portfolio shares.

(c)	Ratio does not include expenses from underlying funds.
(d)

The ratio of operating expenses before fee reductions and expense reimbursements excludes the effect of fees paid indirectly. If this expense offset was included, the ratio would have been 0.98%, 1.00% 0.99%, 0.98%, and 1.04%, for the years ended December 31, 2020, 2019, 2018, 2017, and 2016, respectively (Note 4).

(e)	Ratio does not include net investment income of the investment companies in which the Portfolio invests.

See Notes to Financial Statements.

Wilshire Mutual Funds, Inc. Large Company Value Portfolio Financial Highlights

For a Fund Share Outstanding Throughout Each Period.
	Investment Class Shares
	Year Ended 12/31/2020	Year Ended 12/31/2019	Year Ended 12/31/2018	Year Ended 12/31/2017	Year Ended 12/31/2016
Net asset value, beginning of period	$20.11	$17.22	$21.18	$20.40	$18.62

Income (loss) from investment operations:
Net investment income (a)	0.22	0.31	0.29	0.30	0.37
Net realized and unrealized gains (losses) on investments and foreign currency transactions	(0.39)	3.74	(2.73)	2.67	2.56
Total from investment operations	(0.17)	4.05	(2.44)	2.97	2.93

Less distributions:
From net investment income	—	(0.32)	(0.29)	(0.30)	(0.14)
From realized capital gains	(0.19)	(0.84)	(1.23)	(1.89)	(1.01)
Total distributions	(0.19)	(1.16)	(1.52)	(2.19)	(1.15)

Net asset value, end of period	$19.75	$20.11	$17.22	$21.18	$20.40

Total return (b)	(0.81)%	23.63%	(11.71%)	14.64%	15.73%

Ratios to average net assets/supplemental data:
Net assets, end of period (in 000’s)	$5,509	$6,070	$5,137	$6,547	$10,112
Operating expenses (c)(d)	1.32%	1.26%	1.24%	1.26%	1.26%
Net investment income (e)	1.32%	1.61%	1.40%	1.38%	1.87%
Portfolio turnover rate	77%	48%	65%	39%	174%

(a)	The selected per share data was calculated using the average shares outstanding method for the year.
(b)

Total return is a measure of the change in value of an investment in the Portfolio over the period covered. The returns shown do not reflect the deduction of taxes a shareholder would pay on Portfolio distributions, if any, or the redemption of Portfolio shares.

(c)	Ratio does not include expenses from underlying funds.
(d)

The ratio of operating expenses includes the effect of fees paid indirectly. If this expense offset was excluded, the ratio would have been 1.32%, 1.26%, 1.24%, 1.26%, and 1.27% for the years ended December 31, 2020, 2019, 2018, 2017, and 2016, respectively (Note 4).

(e)	Ratio does not include net investment income of the investment companies in which the Portfolio invests.

See Notes to Financial Statements.

Wilshire Mutual Funds, Inc. Large Company Value Portfolio Financial Highlights - (Continued)

For a Fund Share Outstanding Throughout Each Period.
	Institutional Class Shares
	Year Ended 12/31/2020	Year Ended 12/31/2019	Year Ended 12/31/2018	Year Ended 12/31/2017	Year Ended 12/31/2016
Net asset value, beginning of period	$19.86	$17.01	$20.95	$20.20	$18.67

Income (loss) from investment operations:
Net investment income (a)	0.28	0.36	0.35	0.36	0.40
Net realized and unrealized gains (losses) on investments and foreign currency transactions	(0.39)	3.71	(2.71)	2.65	2.55
Total from investment operations	(0.11)	4.07	(2.36)	3.01	2.95

Less distributions:
From net investment income	—	(0.38)	(0.35)	(0.37)	(0.41)
From realized capital gains	(0.19)	(0.84)	(1.23)	(1.89)	(1.01)
Total distributions	(0.19)	(1.22)	(1.58)	(2.26)	(1.42)

Net asset value, end of period	$19.56	$19.86	$17.01	$20.95	$20.20

Total return (b)	(0.52)%	23.99%	(11.47%)	14.99%	15.78%

Ratios to average net assets/supplemental data:
Net assets, end of period (in 000’s)	$187,545	$186,069	$182,553	$151,923	$175,497
Operating expenses (c)(d)	0.99%	0.98%	0.97%	0.98%	1.04%
Net investment income (e)	1.65%	1.88%	1.70%	1.67%	2.09%
Portfolio turnover rate	77%	48%	65%	39%	174%

(a)	The selected per share data was calculated using the average shares outstanding method for the year.
(b)

Total return is a measure of the change in value of an investment in the Portfolio over the period covered. The returns shown do not reflect the deduction of taxes a shareholder would pay on Portfolio distributions, if any, or the redemption of Portfolio shares.

(c)	Ratio does not include expenses from underlying funds.
(d)

The ratio of operating expenses includes the effect of fees paid indirectly. If this expense offset was excluded, the ratio would have been 0.98%, 0.98%, 0.97%, 0.98%, and 1.05% for the years ended December 31, 2020, 2019, 2018, 2017, and 2016, respectively (Note 4).

(e)	Ratio does not include net investment income of the investment companies in which the Portfolio invests.

See Notes to Financial Statements.

Wilshire Mutual Funds, Inc. Small Company Growth Portfolio Financial Highlights

For a Fund Share Outstanding Throughout Each Period.
	Investment Class Shares
	Year Ended 12/31/2020	Year Ended 12/31/2019		Year Ended 12/31/2018	Year Ended 12/31/2017	Year Ended 12/31/2016
Net asset value, beginning of period	$27.09	$21.71		$25.05	$24.41	$22.64

Income (loss) from investment operations:
Net investment loss (a)	(0.24)	(0.17)		(0.17)	(0.19)	(0.15)
Net realized and unrealized gains (losses) on investments	7.84	6.07		(1.75)	3.51	4.80
Total from investment operations	7.60	5.90		(1.92)	3.32	4.65

Less distributions:
From realized capital gains	(3.75)	(0.52)		(1.42)	(2.68)	(2.88)

Net asset value, end of period	$30.94	$27.09		$21.71	$25.05	$24.41

Total return (b)	28.98%	27.23%		(7.87%)	13.66%	20.44%

Ratios to average net assets/supplemental data:
Net assets, end of period (in 000’s)	$11,128	$9,823		$8,162	$11,386	$8,633
Operating expenses after fee reductions and expense reimbursements and fees paid indirectly	1.35%	1.35	%(c)	1.35%	1.48%	1.51%
Operating expenses before fee reductions and expense reimbursements and fees paid indirectly (d)	1.63%	1.54%		1.54%	1.64%	1.60%
Net investment loss	(0.91%)	(0.67%)		(0.65%)	(0.75%)	(0.57%)
Portfolio turnover rate	50%	67%		92%	110%	114%

(a)	The selected per share data was calculated using the average shares outstanding method for the year.
(b)

Total return is a measure of the change in value of an investment in the Portfolio over the period covered. The returns shown do not reflect the deduction of taxes a shareholder would pay on Portfolio distributions, if any, or the redemption of Portfolio shares.

(c)

The ratio of operating expenses after fee reductions and expense reimbursements includes previous investment advisory fee reductions and expense reimbursements recouped by the Investment Adviser. If this expense offset was excluded, the ratio would have been 1.35% for the year ended December 31, 2019 (Note 3).

(d)

The ratio of operating expenses before fee reductions and expense reimbursements excludes the effect of fees paid indirectly. If this expense offset was included, the ratio would have been 1.63%, 1.53%, 1.54%, 1.60%, and 1.64% for the years ended December 31, 2020, 2019, 2018, 2017, and 2016, respectively (Note 4).

See Notes to Financial Statements.

Wilshire Mutual Funds, Inc. Small Company Growth Portfolio Financial Highlights - (Continued)

For a Fund Share Outstanding Throughout Each Period.
	Institutional Class Shares
	Year Ended 12/31/2020	Year Ended 12/31/2019		Year Ended 12/31/2018	Year Ended 12/31/2017	Year Ended 12/31/2016
Net asset value, beginning of period	$29.70	$23.70		$27.14	$26.18	$24.04

Income (loss) from investment operations:
Net investment loss (a)	(0.19)	(0.12)		(0.11)	(0.14)	(0.08)
Net realized and unrealized gains (losses) on investments	8.64	6.64		(1.91)	3.78	5.10
Total from investment operations	8.45	6.52		(2.02)	3.64	5.02

Less distributions:
From realized capital gains	(3.75)	(0.52)		(1.42)	(2.68)	(2.88)

Net asset value, end of period	$34.40	$29.70		$23.70	$27.14	$26.18

Total return (b)	29.30%	27.56%		(7.63%)	13.96%	20.79%

Ratios to average net assets/supplemental data:
Net assets, end of period (in 000’s)	$36,932	$53,301		$44,603	$36,599	$28,454
Operating expenses after fee reductions and expense reimbursements and fees paid indirectly	1.10%	1.10	%(c)	1.10%	1.23%	1.27%
Operating expenses before fee reductions and expense reimbursements and fees paid indirectly (d)	1.36%	1.27%		1.27%	1.34%	1.33%
Net investment loss	(0.66%)	(0.43%)		(0.37%)	(0.47%)	(0.32%)
Portfolio turnover rate	50%	67%		92%	110%	114%

(a)	The selected per share data was calculated using the average shares outstanding method for the year.
(b)

Total return is a measure of the change in value of an investment in the Portfolio over the period covered. The returns shown do not reflect the deduction of taxes a shareholder would pay on Portfolio distributions, if any, or the redemption of Portfolio shares.

(c)

The ratio of operating expenses after fee reductions and expense reimbursements includes previous investment advisory fee reductions and expense reimbursements recouped by the Investment Adviser. If this expense offset was excluded, the ratio would have been 1.10% for the year ended December 31, 2019 (Note 3).

(d)

The ratio of operating expenses before fee reductions and expense reimbursements excludes the effect of fees paid indirectly. If this expense offset was included, the ratio would have been 1.36%, 1.26%, 1.27%, 1.33%, and 1.33% for the years ended December 31, 2020, 2019, 2018, 2017, and 2016, respectively (Note 4).

See Notes to Financial Statements.

Wilshire Mutual Funds, Inc. Small Company Value Portfolio Financial Highlights

For a Fund Share Outstanding Throughout Each Period.
	Investment Class Shares
	Year Ended 12/31/2020	Year Ended 12/31/2019	Year Ended 12/31/2018	Year Ended 12/31/2017	Year Ended 12/31/2016
Net asset value, beginning of period	$21.85	$18.13	$22.99	$23.75	$20.74

Income (loss) from investment operations:
Net investment income (loss) (a)	0.06	0.14	0.05	(0.05)	0.10
Net realized and unrealized gains (losses) on investments (b)	0.03	3.72	(3.77)	2.09	4.99
Total from investment operations	0.09	3.86	(3.72)	2.04	5.09

Less distributions:
From net investment income	—	(0.14)	(0.05)	—	(0.09)
From capital gains	(0.49)	—	(1.09)	(2.80)	(1.99)
Total distributions	(0.49)	(0.14)	(1.14)	(2.80)	(2.08)

Net asset value, end of period	$21.45	$21.85	$18.13	$22.99	$23.75

Total return (c)	0.47%	21.32%	(16.35%)	8.65%	24.86%

Ratios to average net assets/supplemental data:
Net assets, end of period (in 000’s)	$5,186	$5,355	$4,792	$6,305	$9,097
Operating expenses after fee reductions and expense reimbursements and fees paid indirectly	1.35%	1.35%	1.35%	1.45%	1.51%
Operating expenses before fee reductions and expense reimbursements and fees paid indirectly (d)	1.84%	1.56%	1.57%	1.69%	1.60%
Net investment income (loss)	0.36%	0.69%	0.21%	(0.25%)	0.48%
Portfolio turnover rate	54%	168%	74%	88%	99%

(a)	The selected per share data was calculated using the average shares outstanding method for the year.
(b)

Realized and unrealized gains and losses per share in this caption are balancing amounts necessary to reconcile the change in net asset value per share for the period, and may not reconcile with the aggregate gains and losses in the Statements of Operations due to share transactions for the period.

(c)

Total return is a measure of the change in value of an investment in the Portfolio over the period covered. The returns shown do not reflect the deduction of taxes a shareholder would pay on Portfolio distributions, if any, or the redemption of Portfolio shares.

(d)

The ratio of operating expenses before fee reductions and expense reimbursements excludes the effect of fees paid indirectly. If this expense offset was included, the ratio would have been 1.84%, 1.55%, 1.58%, 1.67%, and 1.59% for the years ended December 31, 2020, 2019, 2018, 2017, and 2016, respectively (Note 4).

See Notes to Financial Statements.

Wilshire Mutual Funds, Inc. Small Company Value Portfolio Financial Highlights - (Continued)

For a Fund Share Outstanding Throughout Each Period.
	Institutional Class Shares
	Year Ended 12/31/2020	Year Ended 12/31/2019		Year Ended 12/31/2018	Year Ended 12/31/2017	Year Ended 12/31/2016
Net asset value, beginning of period	$22.33	$18.53		$23.49	$24.14	$21.08

Income (loss) from investment operations:
Net investment income (a)	0.11	0.19		0.11	0.01	0.16
Net realized and unrealized gains (losses) on investments (b)	0.04	3.81		(3.88)	2.14	5.08
Total from investment operations	0.15	4.00		(3.77)	2.15	5.24

Less distributions:
From net investment income	—	(0.20)		(0.10)	—	(0.19)
From realized capital gains	(0.49)	—		(1.09)	(2.80)	(1.99)
Total distributions	(0.49)	(0.20)		(1.19)	(2.80)	(2.18)

Net asset value, end of period	$21.99	$22.33		$18.53	$23.49	$24.14

Total return (c)	0.73%	21.60%		(16.17%)	8.97%	25.16%

Ratios to average net assets/supplemental data:
Net assets, end of period (in 000’s)	$34,796	$55,078		$46,948	$33,919	$31,698
Operating expenses after fee reductions and expense reimbursements and fees paid indirectly	1.10%	1.10	%(e)	1.10%	1.19%	1.27%
Operating expenses before fee reductions and expense reimbursements and fees paid indirectly (d)	1.52%	1.28%		1.26%	1.37%	1.33%
Net investment income (loss)	0.59%	0.92%		0.53%	0.07%	0.73%
Portfolio turnover rate	54%	168%		74%	88%	99%

(a)	The selected per share data was calculated using the average shares outstanding method for the year.
(b)

Realized and unrealized gains and losses per share in this caption are balancing amounts necessary to reconcile the change in net asset value per share for the period, and may not reconcile with the aggregate gains and losses in the Statements of Operations due to share transactions for the period.

(c)

Total return is a measure of the change in value of an investment in the Portfolio over the period covered. The returns shown do not reflect the deduction of taxes a shareholder would pay on Portfolio distributions, if any, or the redemption of Portfolio shares.

(d)

The ratio of operating expenses before fee reductions and expense reimbursements excludes the effect of fees paid indirectly. If this expense offset was included, the ratio would have been 1.51%, 1.27%, 1.27%, 1.35%, and 1.32% for the years ended December 31, 2020, 2019, 2018, 2017, and 2016, respectively (Note 4).

(e)

The ratio of operating expenses after fee reductions and expense reimbursements includes previous investment advisory fee reductions and expense reimbursements recouped by the Investment Adviser. If this expense offset was excluded, the ratio would have been 1.10% for the year ended December 31, 2019 (Note 3).

See Notes to Financial Statements.

Wilshire Mutual Funds, Inc. Wilshire 5000 Indexsm Fund Financial Highlights

For a Fund Share Outstanding Throughout Each Period.
	Investment Class Shares
	Year Ended 12/31/2020	Year Ended 12/31/2019	Year Ended 12/31/2018	Year Ended 12/31/2017	Year Ended 12/31/2016
Net asset value, beginning of period	$22.93	$18.58	$20.83	$18.86	$17.78

Income (loss) from investment operations:
Net investment income (a)	0.26	0.31	0.31	0.29	0.27
Net realized and unrealized gains (losses) on investments	4.25	5.20	(1.45)	3.52	1.96
Total from investment operations	4.51	5.51	(1.14)	3.81	2.23

Less distributions:
From net investment income	(0.26)	(0.30)	(0.30)	(0.27)	(0.39)
From realized capital gains	(2.04)	(0.86)	(0.81)	(1.57)	(0.76)
Total distributions	(2.30)	(1.16)	(1.11)	(1.84)	(1.15)

Net asset value, end of period	$25.14	$22.93	$18.58	$20.83	$18.86

Total return (b)	19.93%	29.74%	(5.60%)	20.20%	12.51%

Ratios to average net assets/supplemental data:
Net assets, end of period (in 000’s)	$164,172	$162,114	$134,197	$149,342	$132,669
Operating expenses	0.61%	0.62%	0.60%	0.62%	0.67	%(c)
Net investment income	1.13%	1.34%	1.42%	1.39%	1.49%
Portfolio turnover rate	9%	3%	1%	3%	5%

(a)	The selected per share data was calculated using the average shares outstanding method for the year.
(b)

Total return is a measure of the change in value of an investment in the Portfolio over the period covered. The returns shown do not reflect the deduction of taxes a shareholder would pay on Portfolio distributions, if any, or the redemption of Portfolio shares.

(c)	The ratio of operating expenses includes the effect of fees paid indirectly. If this expense offset was excluded, the ratio would have been 0.67% for the year ended December 31, 2016 (Note 4).

See Notes to Financial Statements.

Wilshire Mutual Funds, Inc. Wilshire 5000 Indexsm Fund Financial Highlights - (Continued)

For a Fund Share Outstanding Throughout Each Period.
	Institutional Class Shares
	Year Ended 12/31/2020	Year Ended 12/31/2019	Year Ended 12/31/2018	Year Ended 12/31/2017	Year Ended 12/31/2016
Net asset value, beginning of period	$22.93	$18.58	$20.83	$18.85	$17.78

Income (loss) from investment operations:
Net investment income (a)	0.33	0.37	0.37	0.35	0.33
Net realized and unrealized gains (losses) on investments	4.26	5.20	(1.46)	3.53	1.95
Total from investment operations	4.59	5.57	(1.09)	3.88	2.28

Less distributions:
From net investment income	(0.33)	(0.36)	(0.35)	(0.33)	(0.45)
From realized capital gains	(2.04)	(0.86)	(0.81)	(1.57)	(0.76)
Total distributions	(2.37)	(1.22)	(1.16)	(1.90)	(1.21)

Net asset value, end of period	$25.15	$22.93	$18.58	$20.83	$18.85

Total return (b)	20.28%	30.08%	(5.32%)	20.57%	12.81%

Ratios to average net assets/supplemental data:
Net assets, end of period (in 000’s)	$48,571	$40,266	$32,110	$35,066	$40,860
Operating expenses	0.31%	0.33%	0.33%	0.33%	0.36	%(c)
Net investment income	1.44%	1.61%	1.70%	1.67%	1.80%
Portfolio turnover rate	9%	3%	1%	3%	5%

(a)	The selected per share data was calculated using the average shares outstanding method for the year.
(b)

Total return is a measure of the change in value of an investment in the Portfolio over the period covered. The returns shown do not reflect the deduction of taxes a shareholder would pay on Portfolio distributions, if any, or the redemption of Portfolio shares.

(c)	The ratio of operating expenses includes the effect of fees paid indirectly. If this expense offset was excluded, the ratio would have been 0.36% for the year ended December 31, 2016 (Note 4).

See Notes to Financial Statements.

Wilshire Mutual Funds, Inc. Wilshire International Equity Fund Financial Highlights

For a Fund Share Outstanding Throughout Each Period.
	Investment Class Shares
	Year Ended 12/31/2020		Year Ended 12/31/2019		Year Ended 12/31/2018		Year Ended 12/31/2017		Year Ended 12/31/2016
Net asset value, beginning of period	$11.37		$9.32		$11.19		$8.92		$8.90

Income (loss) from investment operations:
Net investment income (a)	0.05		0.12		0.10		0.08		0.10
Net realized and unrealized gains (losses) on investments and foreign currency transactions	1.81		2.07		(1.51)		2.20		0.07
Total from investment operations	1.86		2.19		(1.41)		2.28		0.17

Less distributions:
From net investment income	(0.02)		(0.14)		(0.04)		(0.01)		(0.15)
From realized capital gains	(0.83)		—		(0.42)		—		—
Total distributions	(0.85)		(0.14)		(0.46)		(0.01)		(0.15)

Redemption fees (Note 2)	0.00	(b)	0.00	(b)	0.00	(b)	0.00	(b)	0.00 (b)

Net asset value, end of period	$12.38		$11.37		$9.32		$11.19		$8.92

Total return (c)	16.55%		23.52%		(12.66%)		25.54%		1.88%

Ratios to average net assets/supplemental data:
Net assets, end of period (in 000’s)	$2,438		$2,612		$2,789		$4,176		$11,290
Operating expenses after fee reductions and expense reimbursements and fees paid indirectly (d)	1.50%		1.50%		1.51	%(e)	1.51	%(e)	1.52%
Operating expenses before fee reductions and expense reimbursements and fees paid indirectly (d)	1.69	%(f)	1.63	%(f)	1.59%		1.55%		1.65%
Net investment income (g)	0.44%		1.21%		1.02%		0.87%		1.19%
Portfolio turnover rate	61%		54%		96%		62%		79%

(a)	The selected per share data was calculated using the average shares outstanding method for the year.
(b)	Amount rounds to less than $0.01 per share.
(c)

Total return is a measure of the change in value of an investment in the Portfolio over the period covered. The returns shown do not reflect the deduction of taxes a shareholder would pay on Portfolio distributions, if any, or the redemption of Portfolio shares.

(d)	Ratio does not include expenses from underlying funds.
(e)

The ratio of operating expenses after fee reductions and expense reimbursements includes previous investment advisory fee reductions and expense reimbursements recouped by the Investment Adviser. If this expense offset was excluded, the ratio would have been 1.50% and 1.50% for the years ended December 31, 2018 and 2017, respectively (Note 3).

(f)

The ratio of operating expenses before fee reductions and expense reimbursements excludes the effect of fees paid indirectly. If this expense offset was included, the ratio would have been 1.69% and 1.63% for the years ended December 31, 2020 and 2019, respectively (Note 4).

(g)	Ratio does not include net investment income of the investment companies in which the Portfolio invests.

See Notes to Financial Statements.

Wilshire Mutual Funds, Inc. Wilshire International Equity Fund Financial Highlights - (Continued)

For a Fund Share Outstanding Throughout Each Period.
	Institutional Class Shares
	Year Ended 12/31/2020		Year Ended 12/31/2019		Year Ended 12/31/2018		Year Ended 12/31/2017		Year Ended 12/31/2016
Net asset value, beginning of period	$11.19		$9.19		$11.04		$8.81		$8.78

Income (loss) from investment operations:
Net investment income (a)	0.08		0.14		0.13		0.10		0.12
Net realized and unrealized gains (losses) on investments and foreign currency transactions	1.78		2.05		(1.49)		2.18		0.07
Total from investment operations	1.86		2.19		(1.36)		2.28		0.19

Less distributions:
From net investment income	(0.02)		(0.19)		(0.07)		(0.05)		(0.16)
From realized capital gains	(0.83)		—		(0.42)		—		—
Total distributions	(0.85)		(0.19)		(0.49)		(0.05)		(0.16)

Redemption fees (Note 2)	0.00	(b)	0.00	(b)	0.00	(b)	0.00	(b)	0.00 (b)

Net asset value, end of period	$12.20		$11.19		$9.19		$11.04		$8.81

Total return (c)	16.82%		23.81%		(12.39%)		25.92%		2.16%

Ratios to average net assets/supplemental data:
Net assets, end of period (in 000’s)	$305,433		$387,493		$383,682		$351,136		$258,311
Operating expenses after fee reductions and expense reimbursements and fees paid indirectly (d)	1.25%		1.25	%(e)	1.27	%(e)	1.26	%(f)	1.27%
Operating expenses before fee reductions and expense reimbursements and fees paid indirectly (d)	1.32	%(g)	1.29	%(g)	1.25%		1.26%		1.32%
Net investment income (h)	0.71%		1.39%		1.28%		1.02%		1.44%
Portfolio turnover rate	61%		54%		96%		62%		79%

(a)	The selected per share data was calculated using the average shares outstanding method for the year.
(b)	Amount rounds to less than $0.01 per share.
(c)

Total return is a measure of the change in value of an investment in the Portfolio over the period covered. The returns shown do not reflect the deduction of taxes a shareholder would pay on Portfolio distributions, if any, or the redemption of Portfolio shares.

(d)	Ratio does not include expenses from underlying funds.
(e)

The ratio of operating expenses after fee reductions and expense reimbursements includes previous investment advisory fee reductions and expense reimbursements recouped by the Investment Adviser. If this expense offset was excluded, the ratio would have been 1.25% (Note 3).

(f)

The ratio of operating expenses after fee reductions and expense reimbursements includes the expenses related to foreign currency exchange contracts. Had these expenses been excluded, the expense ratio (after fee reductions and fees paid indirectly) would have been 1.25% for the year ended December 31, 2017.

(g)

The ratio of operating expenses before fee reductions and expense reimbursements excludes the effect of fees paid indirectly. If this expense offset was included, the ratio would have been 1.31% and 1.28% for the years ended December 31, 2020 and 2019, respectively (Note 4).

(h)	Ratio does not include net investment income of the investment companies in which the Portfolio invests.

See Notes to Financial Statements.

Wilshire Mutual Funds, Inc. Wilshire Income Opportunities Fund Financial Highlights

For a Fund Share Outstanding Throughout Each Period.
	Investment Class Shares
	Year Ended 12/31/2020	Year Ended 12/31/2019		Year Ended 12/31/2018	Year Ended 12/31/2017		Period Ended 12/31/2016*
Net asset value, beginning of period	$10.42	$9.88		$10.25	$10.14		$10.00

Income (loss) from investment operations:
Net investment income (a)	0.33	0.35		0.32	0.35		0.21
Net realized and unrealized gains (losses) on investments and foreign currency transactions (b)	0.03	0.58		(0.39)	0.22		0.18
Total from investment operations	0.36	0.93		(0.07)	0.57		0.39

Less distributions:
From net investment income	(0.35)	(0.39)		(0.30)	(0.42)		(0.18)
From realized capital gains	(0.04)	—		—	(0.04)		(0.07)
Total distributions	(0.39)	(0.39)		(0.30)	(0.46)		(0.25)

Net asset value, end of period	$10.39	$10.42		$9.88	$10.25		$10.14

Total return (c)(i)	3.59%	9.58%		(0.65%)	5.60%		3.92	%(d)

Ratios to average net assets/supplemental data:
Net assets, end of period (in 000’s)	$1,998	$1,913		$1,864	$6,409		$1,102
Operating expenses after fee reductions and expense reimbursements and fees paid indirectly (e)	1.15%	1.18	%(g)	1.16%	1.17	%(h)	1.15	%(f)
Operating expenses before fee reductions and expense reimbursements and fees paid indirectly (e)	1.29%	1.26%		1.20%	1.23%		1.26	%(f)
Net investment income (j)	3.24%	3.37%		3.02%	3.28%		2.83	%(f)
Portfolio turnover rate	104%	89%		177%	88%		74	%(d)

*	Commenced operations on March 30, 2016.
(a)	The selected per share data was calculated using the average shares outstanding method for the year.
(b)

Realized and unrealized gains and losses per share in this caption are balancing amounts necessary to reconcile the change in net asset value per share for the period, and may not reconcile with the aggregate gains and losses in the Statements of Operations due to share transactions for the period.

(c)

Total return is a measure of the change in value of an investment in the Portfolio over the period covered. The returns shown do not reflect the deduction of taxes a shareholder would pay on Portfolio distributions, if any, or the redemption of Portfolio shares.

(d)	Not annualized.
(e)	Ratio does not include expenses from underlying funds.
(f)	Annualized.
(g)

The ratio of operating expenses after fee reductions and expense reimbursements includes the expenses related to foreign currency exchange contracts. Had these expenses been excluded, the expense ratio (after fee reductions and fees paid indirectly) would have been 1.15% for the year ended December 31, 2019.

(h)	Includes interest incurred from reverse repurchase agreements of 0.02% during the year ended December 31, 2017.
(i)

The returns reflect the actual performance for each period and do not include the impact of trades executed on the last business day of the period that were recorded on the first business day of the next period.

(j)	Ratio does not include net investment income of the investment companies in which the Portfolio invests.

See Notes to Financial Statements.

Wilshire Mutual Funds, Inc. Wilshire Income Opportunities Fund Financial Highlights - (Continued)

For a Fund Share Outstanding Throughout Each Period.
	Institutional Class Shares
	Year Ended 12/31/2020	Year Ended 12/31/2019		Year Ended 12/31/2018	Year Ended 12/31/2017		Period Ended 12/31/2016*
Net asset value, beginning of period	$10.37	$9.83		$10.22	$10.10		$10.00

Income (loss) from investment operations:
Net investment income (a)	0.35	0.38		0.35	0.37		0.25
Net realized and unrealized gains (losses) on investments and foreign currency transactions (b)	0.03	0.58		(0.40)	0.22		0.13
Total from investment operations	0.38	0.96		(0.05)	0.59		0.38

Less distributions:
From net investment income	(0.38)	(0.42)		(0.34)	(0.43)		(0.21)
From realized capital gains	(0.04)	—		—	(0.04)		(0.07)
Total distributions	(0.42)	(0.42)		(0.34)	(0.47)		(0.28)

Net asset value, end of period	$10.33	$10.37		$9.83	$10.22		$10.10

Total return (c)(i)	3.77%	9.94%		(0.43%)	5.84%		3.82	%(d)

Ratios to average net assets/supplemental data:
Net assets, end of period (in 000’s)	$306,671	$295,437		$312,201	$310,227		$396,797
Operating expenses after fee reductions and expense reimbursements and fees paid indirectly (e)	0.90%	0.92	%(g)	0.90%	0.92	%(h)	0.86	%(f)
Operating expenses before fee reductions and expense reimbursements and fees paid indirectly (e)	0.92%	0.92%		0.90%	0.92	%(h)	0.86	%(f)
Net investment income (j)	3.48%	3.66%		3.48%	3.49%		3.11	%(f)
Portfolio turnover rate	104%	89%		177%	88%		74	%(d)

*	Commenced operations on March 30, 2016.
(a)	The selected per share data was calculated using the average shares outstanding method for the year.
(b)

Realized and unrealized gains and losses per share in this caption are balancing amounts necessary to reconcile the change in net asset value per share for the period, and may not reconcile with the aggregate gains and losses in the Statements of Operations due to share transactions for the period.

(c)

Total return is a measure of the change in value of an investment in the Portfolio over the period covered. The returns shown do not reflect the deduction of taxes a shareholder would pay on Portfolio distributions, if any, or the redemption of Portfolio shares.

(d)	Not annualized
(e)	Ratio does not include expenses from underlying funds.
(f)	Annualized
(g)

The ratio of operating expenses after fee reductions and expense reimbursements includes the expenses related to foreign currency exchange contracts. Had these expenses been excluded, the expense ratio (after fee reductions and fees paid indirectly) would have been 0.89% for the year ended December 31, 2019.

(h)	Includes interest incurred from reverse repurchase agreements of 0.02% during the year ended December 31, 2017.
(i)

The returns reflect the actual performance for each period and do not include the impact of trades executed on the last business day of the period that were recorded on the first business day of the next period.

(j)	Ratio does not include net investment income of the investment companies in which the Portfolio invests.

See Notes to Financial Statements.

Wilshire Mutual Funds, Inc. Notes to Financial Statements December 31, 2020

1. Organization.

Wilshire Mutual Funds, Inc. (the “Company”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), which was incorporated under Maryland law on July 30, 1992. The Company operates as a series company and presently offers seven series: Large Company Growth Portfolio, Large Company Value Portfolio, Small Company Growth Portfolio, Small Company Value Portfolio, Wilshire 5000 IndexSM Fund, Wilshire International Equity Fund and Wilshire Income Opportunities Fund (each a “Portfolio” and collectively the “Portfolios”). The Large Company Growth Portfolio is an open-end non-diversified investment company. The Large Company Value Portfolio, Small Company Growth Portfolio, Small Company Value Portfolio, Wilshire 5000 IndexSM Fund, Wilshire International Equity Fund and Wilshire Income Opportunities Fund are open-end diversified investment companies. The Company accounts separately for the assets, liabilities and operations of each Portfolio.

The investment objective of Large Company Growth Portfolio is to seek capital appreciation.

The investment objective of Large Company Value Portfolio is to seek capital appreciation.

The investment objective of Small Company Growth Portfolio is to seek capital appreciation.

The investment objective of Small Company Value Portfolio is to seek capital appreciation.

The investment objective of Wilshire 5000 IndexSM Fund is to replicate as closely as possible the performance of the Wilshire 5000 IndexSM before the deduction of the Portfolio’s expenses.

The investment objective of Wilshire International Equity Fund is to seek capital appreciation.

The primary investment objective of Wilshire Income Opportunities Fund is to maximize current income. Long-term capital appreciation is a secondary objective.

Each of the Portfolios currently offers Investment and Institutional Class shares, each of which has equal rights as to voting privileges except that the Investment Class has exclusive voting rights for its service and distribution plan. Investment income, realized and unrealized capital gains and losses and the common expenses of each Portfolio are allocated on a pro-rata basis to each class based on the relative net assets of each class to the total net assets of such Portfolio. Each class of shares differs with respect to its service and distribution expenses.

Wilshire Mutual Funds, Inc. Notes to Financial Statements - (Continued) December 31, 2020

2. Significant Accounting Policies.

The following is a summary of significant accounting policies consistently followed by the Portfolios in the preparation of their financial statements. These policies are in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”). The Portfolios follow accounting and reporting guidance under Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946, “Financial Services – Investment Companies.”

Use of estimates – The preparation of financial statements in accordance with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates and those differences could be material.

Security valuation – Securities listed or traded on U.S. exchanges, including options, futures, swaptions and swap contracts, are valued at the last sales price on the exchange where they are principally traded. In the absence of a current quotation, a security is valued at the mean between the last bid and asked prices on that exchange. Securities quoted on the National Association of Securities Dealers Automatic Quotation (NASDAQ) System, for which there have been sales, are valued at the NASDAQ official closing price. If there are no such sales, a security is valued at the mean between the last bid and ask prices. Securities traded over-the-counter (other than on NASDAQ) are valued at the last current sale price; and if there are no such sales, a security is valued at the mean between the last bid and ask prices. Debt securities are typically valued at an evaluated bid price by a third-party pricing agent employing methodologies that utilize actual market transactions, broker-supplied valuations, or other inputs designed to identify the market value for such securities. Third-party pricing agents often utilize proprietary models that are subjective and require the use of judgment and the application of various assumptions including, but not limited to, interest rates, prepayment speeds, and default rate assumptions. Debt securities that have a remaining maturity of 60 days or less are valued at prices supplied by the Portfolios’ pricing agent for such securities, if available. Otherwise such securities are valued at amortized cost if the Adviser’s Pricing Committee concludes it approximates fair value. Equity securities primarily traded on a foreign exchange are typically valued daily at a price as provided by an independent pricing service, which is an estimate of the fair value price. Foreign currency contracts, including forward contracts, are valued at the applicable translation rates as supplied by the third-party pricing vendor. In the event market quotations are not readily available, such securities are valued at fair value according to procedures adopted by the Board of Directors (the “Board”) or as determined in good faith by the Adviser’s Pricing Committee, whose members include at least two representatives of Wilshire Advisors LLC, formerly known as Wilshire Associates Incorporated (the “Adviser”), one of whom is an officer of the Company, or by the Company’s Valuation Committee which is composed

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of Trustees of the Company. Fair value is defined as the amount the owner of a security might reasonably expect to receive upon a current sale. Securities whose value does not reflect fair value because a significant valuation event has occurred may be valued at fair value by the Pricing Committee or the Valuation Committee in accordance with the Company’s valuation procedures. Significant events may include, but are not limited to, the following: significant fluctuations in domestic markets, foreign markets or foreign currencies; occurrences not directly tied to the securities markets such as natural disasters, armed conflicts or significant governmental actions; and major announcements affecting a single issuer or an entire market or market sector. The value of fair valued securities may be different from the last sale price (or the mean between the last bid and asked prices), and there is no guarantee that a fair valued security will be sold at the price at which a Portfolio is carrying the security.

Wilshire International Equity Fund uses a third-party pricing agent who provides a daily fair value for foreign securities. In the event that the Adviser believes that the fair values provided are not reliable, the Adviser may request that a meeting of the Pricing Committee be held.

In accordance with the authoritative guidance on fair value measurements and disclosures under U.S. GAAP, the Portfolios disclose the fair value of their investments in a hierarchy that prioritizes the inputs to valuation techniques used to measure the fair value. The objective of a fair value measurement is to determine the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date (an exit price). Accordingly, the fair value hierarchy gives the highest priority to quoted prices (unadjusted) in active markets for identical assets or liabilities (Level 1) and the lowest priority to unobservable inputs (Level 3). The guidance establishes three levels of the fair value hierarchy as follows:

●	Level 1 – Unadjusted quoted prices in active markets for identical, unrestricted assets or liabilities that the Portfolios have the ability to access at the measurement date;

●

Level 2 – Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, referenced indices, quoted prices in inactive markets, adjusted quoted prices in active markets, etc.); and

●	Level 3 – Prices, inputs or exotic modeling techniques which are both significant to the fair value measurement and unobservable (supported by little or no market activity).

The inputs or methodology used for valuing securities are not necessarily an indication of the risks associated with investing in those securities. During the year ended December 31, 2020, there have been no significant changes to the Portfolios’ fair value methodologies.

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The following is a summary of the inputs used to value the Portfolios’ investments as of December 31, 2020:

Large Company Growth Portfolio	Level 1	Level 2	Level 3	Total
Common Stocks	$204,665,133	$—	$—	$204,665,133
U.S. Treasury Obligations	—	82,650	—	82,650
Non-Agency Mortgage-Backed Obligations	—	6,012,069	—	6,012,069
Non-Agency Mortgage-Backed Obligations Interest-Only Strips	—	195,526	—	195,526
Asset-Backed Securities	—	4,026,480	—	4,026,480
Collateralized Loan Obligations	—	3,851,907	—	3,851,907
Corporate Bonds	—	9,989,455	—	9,989,455
Affiliated Registered Investment Companies	15,387,854	—	—	15,387,854
Total	$220,052,987	$24,158,087	$—	$244,211,074
Other Financial Instruments**
Assets
Unrealized appreciation on futures contracts	$32,806	$—	$—	$32,806
Unrealized appreciation on swap contracts	—	7,928,595	—	7,928,595
Total Assets	$32,806	$7,928,595	$—	$7,961,401
Liabilities
Unrealized depreciation on futures contracts	$(6,887)	$—	$—	$(6,887)
Total Liabilities	$(6,887)	$—	$—	$(6,887)

Wilshire Mutual Funds, Inc. Notes to Financial Statements - (Continued) December 31, 2020

Large Company Value Portfolio	Level 1	Level 2	Level 3	Total
Common Stocks	$156,352,639	$—	$—	$156,352,639
U.S. Treasury Obligations	—	15,937	—	15,937
Non-Agency Mortgage-Backed Obligations	—	3,852,473	—	3,852,473
Non-Agency Mortgage-Backed Obligations Interest-Only Strip	—	50,709	—	50,709
Asset-Backed Securities	—	2,691,554	—	2,691,554
Collateralized Loan Obligations	—	2,501,173	—	2,501,173
Corporate Bonds	—	5,488,871	—	5,488,871
Affiliated Registered Investment Companies	10,932,063	—	—	10,932,063
Total	$167,284,702	$14,600,717	$—	$181,885,419
Other Financial Instruments**
Assets
Unrealized appreciation on futures contracts	$23,579	$—	$—	$23,579
Unrealized appreciation on swap contracts	—	4,165,823	—	4,165,823
Total Assets	$23,579	$4,165,823	$—	$4,189,402
Liabilities
Unrealized depreciation on futures contracts	$(5,582)	$—	$—	$(5,582)
Total Liabilities	$(5,582)	$—	$—	$(5,582)

Small Company Growth Portfolio	Level 1	Level 2	Level 3		Total
Common Stocks	$47,548,100	$—	$—	*	$47,548,100
Total	$47,548,100	$—	$—		$47,548,100

Small Company Value Portfolio	Level 1	Level 2	Level 3	Total
Common Stocks	$39,396,639	$—	$—	$39,396,639
Total	$39,396,639	$—	$—	$39,396,639

Wilshire 5000 IndexSM Fund	Level 1	Level 2	Level 3		Total
Common Stocks	$210,652,332	$—	$85	*	$210,652,417
Right	—	—	—	*	—
Total	$210,652,332	$—	$85		$210,652,417

Wilshire Mutual Funds, Inc. Notes to Financial Statements - (Continued) December 31, 2020

Wilshire International Equity Fund	Level 1	Level 2	Level 3		Total
Common Stocks	$49,601,909	$192,011,123	$—	*	$241,613,032
Preferred Stocks	275,127	599,352			874,479
U.S. Treasury Obligations	—	87,629	—		87,629
Non-Agency Mortgage-Backed Obligations	—	6,735,094	—		6,735,094
Non-Agency Mortgage-Backed Obligations Interest-Only Strips	—	307,365	—		307,365
Asset-Backed Securities	—	4,416,233	—		4,416,233
Collateralized Loan Obligations	—	4,450,082	—		4,450,082
Corporate Bonds	—	11,458,535	—		11,458,535
Affiliated Registered Investment Companies	16,719,203	—	—		16,719,203
Total	$66,596,239	$220,065,413	$—		$286,661,652
Other Financial Instruments**
Assets
Unrealized appreciation on futures contracts	$35,693	$—	$—		$35,693
Unrealized appreciation on swap contracts	—	7,742,755	—		7,742,755
Total Assets	$35,693	$7,742,755	$—		$7,778,448
Liabilities
Unrealized depreciation on futures contracts	$(10,390)	$—	$—		$(10,390)
Total Liabilities	$(10,390)	$—	$—		$(10,390)

Wilshire Income Opportunities Fund	Level 1	Level 2	Level 3	Total
Investments in Securities
U.S. Treasury Obligations	$—	$31,593,413	$—	$31,593,413
Agency Mortgage-Backed Obligations	—	18,878,628	—	18,878,628
Non-Agency Mortgage-Backed Obligations	—	44,231,044	—	44,231,044
Non-Agency Mortgage-Backed Obligations Interest-Only Strips	—	6,615,075	—	6,615,075
Asset-Backed Securities	—	19,460,136	—	19,460,136
Collateralized Loan Obligations	—	12,907,639	—	12,907,639
Corporate Bonds	—	60,031,237	—	60,031,237
Foreign Bonds	—	63,903,899	—	63,903,899
Bank Loans	—	15,836,660	—	15,836,660
Common Stocks	1,975,168	—		1,975,168
Preferred Stocks	4,586,192	—	—	4,586,192
Purchased OTC Options	—	34,022	—	34,022
Affiliated Registered Investment Companies	19,090,775	—	—	19,090,775
Total	$25,652,135	$273,491,753	$—	$299,143,888

Wilshire Mutual Funds, Inc. Notes to Financial Statements - (Continued) December 31, 2020

Wilshire Income Opportunities Fund	Level 1	Level 2	Level 3	Total
Other Financial Instruments**
Assets
Unrealized appreciation on forward currency contracts	$—	$2,142,027	$—	$2,142,027
Unrealized appreciation on futures contracts	162,330	—	—	162,330
Total Assets	$162,330	$2,142,027	$—	$2,304,357
Liabilities
Written Options	$—	$(84,261)	$—	$(84,261)
Unrealized depreciation on forward currency contracts	—	(2,150,190)	—	(2,150,190)
Unrealized depreciation on futures contracts	(8,178)	—	—	(8,178)
Unrealized depreciation on swap contracts	—	(858)	—	(858)
Unrealized depreciation on swaption contracts	—	(14,104)	—	(14,104)
Total Liabilities	$(8,178)	$(2,249,413)	$—	$(2,257,591)

*	Includes securities that have been fair valued at $0.
**

Other financial instruments are derivative financial instruments not reflected in the Schedules of Investments, such as futures contracts, swap contracts, and forward foreign currency contracts. These contracts are valued at the unrealized appreciation (depreciation) on the instrument.

Refer to the Portfolios’ Condensed Schedules of Investments for a listing of the securities by industry or sector type. Large Company Growth Portfolio, Large Company Value Portfolio, Small Company Value Portfolio, and Wilshire Income Opportunities Fund did not hold any assets or liabilities that were measured at fair value on a recurring basis using significant unobservable inputs (Level 3) as of December 31, 2020. Small Company Growth Portfolio held common stocks that were measured at fair value on a recurring basis using significant unobservable inputs (Level 3) totaling $0. Wilshire 5000 IndexSM Fund held common stocks and rights that were measured at fair value on a recurring basis using significant unobservable inputs (Level 3) totaling $85 and $0, respectively. Wilshire International Equity Fund held common stocks that were measured at fair value on a recurring basis using significant unobservable inputs (Level 3) totaling $0. A reconciliation of Level 3 investments, including certain disclosures related to significant inputs used in valuing Level 3 investments, is only presented when a Portfolio has over 1% of Level 3 investments.

Cash and Cash Equivalents – Idle cash may be swept into various overnight demand deposits and is classified as Cash and cash equivalents on the Statements of Assets and Liabilities. The Portfolios maintain cash in bank deposit accounts which, at times, may exceed United States federally insured limits. Amounts swept overnight are available on the next business day.

Wilshire Mutual Funds, Inc. Notes to Financial Statements - (Continued) December 31, 2020

Option Transactions – Wilshire Income Opportunities Fund may purchase and write call and put options on securities, securities indices, swaps (“swaptions”) and foreign currencies, provided such options are traded on a national securities exchange or an over-the-counter market. When the Portfolio writes a covered call or put option, an amount equal to the premium received is included as a liability in the Statement of Assets and Liabilities. The amount of the liability is subsequently marked-to-market to reflect the current value of the option. If an option expires on its stipulated expiration date or if the Portfolio enters into a closing purchase transaction, a gain or loss is realized. If a written call option is exercised, a gain or loss is realized for the sale of the underlying security and the proceeds from the sale are increased by the premium originally received. If a written put option is exercised, the cost of the security acquired is decreased by the premium originally received. As a writer of an option, the Portfolio has no control over whether the underlying securities are subsequently sold (call) or purchased (put). As a result, the Portfolio bears the market risk of an unfavorable change in the price of the security or index underlying the written option. When the Portfolio purchases a call or put option, an amount equal to the premium paid is included as an investment in the Portfolio’s Statement of Assets and Liabilities and is subsequently marked-to-market to reflect the current value of the option. If an option expires on the stipulated expiration date or if the Portfolio enters into a closing sale transaction, a gain or loss is realized. If the Portfolio exercises a call, the cost of the security acquired is increased by the premium paid for the call. If the Portfolio exercises a put option, a gain or loss is realized from the sale of the underlying security, and the proceeds from such sale are decreased by the premium originally paid. Written and purchased options are non-income producing securities. The option techniques utilized are generally to hedge against changes in interest rates, foreign currency exchange rates or securities prices in order to establish more definitely the effective return on securities or currencies held or intended to be acquired by the Portfolio, to reduce the volatility of the currency exposure associated with an investment in non-U.S. securities, or as an efficient means of adjusting exposure to the bond, equity and currency markets.

The long and short average monthly notional value of option contracts purchased and written for Wilshire Income Opportunities Fund during the year ended December 31, 2020 was $10,976,027 and $2,199,962, respectively.

The long and short average monthly notional value of swaption contracts purchased and written for Wilshire Income Opportunities during the year ended December 31, 2020 were $1,448,750 and $2,194,000, respectively.

Total Return Swaps – The Large Company Growth Fund, Large Company Value Fund, and the Wilshire International Equity Fund enter into total return swaps. In a swap transaction, two parties generally agree to exchange the returns (or differentials in rates of return) earned or realized on a particular predetermined reference instrument or instruments, which can be adjusted for an interest rate factor. The gross returns to be exchanged or “swapped” between the parties are generally calculated with respect to a

Wilshire Mutual Funds, Inc. Notes to Financial Statements - (Continued) December 31, 2020

“notional amount” (i.e., the return on or increase in value of a particular dollar amount invested in a particular security or other asset or in a “basket” of securities representing a particular index). A party’s current obligations (or rights) under a swap agreement will generally be equal only to the net amount to be paid or received under the agreement based on the relative values of the positions held by each party to the agreement (the “net amount”). An equity swap is an agreement in which at least one party’s payments are based on the rate of return of an equity security or equity index. The other party’s payments can be based on a fixed rate, a non-equity variable rate or even a different equity index. The Portfolios use swaps to gain equity exposure of the underlying index.

Interest Rate Swaps – Wilshire Income Opportunities Fund is subject to interest rate risk exposure in the normal course of pursuing its investment objectives. The value of fixed-rate bonds held by the Portfolio may decrease if interest rates rise. In order to reduce such risks, the Portfolio may enter into interest rate swaps. Interest rate swaps involve the exchange of commitments to pay and receive a fixed or floating rate of interest based on a notional principal amount. The risks of interest rate swaps include changes in market conditions that will affect their value or cash flows and the possible inability of the counterparty to fulfill its obligations under the agreement. The Portfolio’s maximum risk of loss from counterparty credit risk is the discounted net value of the cash flows to be received from the counterparty over the swap’s remaining life. Upon entering into a swap contract, the Portfolio is required to satisfy an initial margin requirement by delivering cash to the counterparty. Net periodic interest payments to be received or paid are accrued and settled daily and are recorded as realized gain (loss) on the Statements of Operations. Interest rate swaps are marked-to-market daily and the change is recorded as an unrealized gain (loss) on swap contracts on the Statements of Operations. The average monthly notional value of interest rate swaps for Wilshire Income Opportunities Fund during the year ended December 31, 2020 was $2,535,083.

Credit Default Swaps – During the year ended December 31, 2020, Wilshire Income Opportunities Fund entered into credit default swaps to preserve a return or spread on a particular investment or portion of its portfolio, as a duration management technique and to protect against any increase in the price of securities the Fund anticipates purchasing at a later date. In a credit default swap, the protection buyer makes a stream of payments based on a fixed percentage applied to the contract notional amount to the protection seller in exchange for the right to receive a specified return upon the occurrence of a defined credit event on the reference obligation which may be either a single security or a basket of securities issued by corporate or sovereign issuers. Although contract-specific, credit events are generally defined as bankruptcy, failure to pay, restructuring, obligation acceleration, obligation default, or repudiation/moratorium. Upon the occurrence of a defined credit event, the difference between the value of the reference obligation and the swap’s notional amount is recorded as realized gain (for protection written) or loss (for protection sold) in the Statements of Operations. In the case of credit default swaps where the Fund is selling protection, the notional amount approximates the maximum

Wilshire Mutual Funds, Inc. Notes to Financial Statements - (Continued) December 31, 2020

loss. For financial reporting purposes, cash collateral that has been pledged to cover obligations of the Portfolio, if any, is reported separately as Margin Deposits for Swap Contracts on the Statements of Assets and Liabilities. The average monthly notional value of credit default swaps for the Wilshire Income Opportunies Fund during the year ended December 31, 2020 was $1,664,123.

Futures Contracts – During the year ended December 31, 2020, Large Company Growth Portfolio, Large Company Value Portfolio, Wilshire International Equity Fund, and Wilshire Income Opportunities Fund held futures contracts. They may use futures contracts to gain exposure or to hedge asset classes such as currencies and fixed income. These Portfolios may use futures contacts as a substitute for taking a position in an underlying asset, to make tactical asset allocations, to seek to minimize risk, to enhance returns and/or assist in managing cash. With futures, there is minimal counterparty credit risk to the Portfolios since futures are exchange-traded and the exchange’s clearinghouse, as counterparty to all exchange-traded futures, guarantees the futures against default. Upon entering into a contract, the Portfolios deposit and maintain as collateral, an initial margin as required by the exchange on which the transaction is effected. Pursuant to the contract, the Portfolios agree to receive from or pay to the broker, an amount of cash equal to the daily fluctuation in value of the contract. Such receipts or payments are known as variation margin and are recorded by the Portfolios as unrealized gains and losses. Variation margin is typically settled daily. When the contract is closed, the Portfolios record a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. For financial reporting purposes, cash collateral that has been pledged to cover obligations of the Portfolio, if any, is reported separately as Margin Deposits for Futures Contracts on the Statements of Assets and Liabilities. Non-cash collateral pledged by the Portfolios, if any, is noted in the Schedules of Investments. Generally, the amount of collateral due from or to a party must exceed a minimum transfer amount before a transfer has to be made. To the extent amounts due to the Portfolio from its counterparties are not fully collateralized, contractually or otherwise, the Portfolio bears the risk of loss from counterparty nonperformance. The average monthly notional amount of futures contracts held in Large Company Growth Portfolio, Large Company Value Portfolio, Wilshire International Equity Fund, and Wilshire Income Opportunities Fund during the year ended December 31, 2020, were as follows:

Portfolio	Long Contracts	Short Contracts
Large Company Growth Portfolio	$85,338	$3,499,696
Large Company Value Portfolio	170,676	2,385,058
Wilshire International Equity Fund	43,197	3,812,087
Wilshire Income Opportunities Fund	43,989,061	13,652,057

Wilshire Mutual Funds, Inc. Notes to Financial Statements - (Continued) December 31, 2020

Investment transactions and investment income – Investment transactions are recorded on a trade-date basis. Realized gains and losses from investment transactions are recorded on the identified cost basis. Dividend income is recognized on the ex-dividend date and interest income is accrued as earned. Discounts and premiums on fixed income securities purchased are accreted or amortized using the effective interest method. Gains and losses on paydowns of mortgage-backed securities are reflected in interest income on the Statements of Operations. Distributions received on investments that represent a return of capital or capital gain are reclassed as a reduction of cost of investments and/or as a realized gain. Withholding taxes on foreign dividends have been provided for in accordance with the Company’s understanding of the applicable country’s tax rules and rates. Settlement on bank loan transactions may be in excess of seven business days.

Foreign taxes – The Portfolios may be subject to foreign taxes related to foreign income received (a portion of which may be reclaimable), capital gains on the sale of securities and certain foreign currency transactions. All foreign taxes are recorded in accordance with the applicable regulations and rates that exist in the foreign jurisdictions in which the Portfolios invest.

Mortgage, asset-backed and collateralized loan securities – Large Company Growth Portfolio, Large Company Value Portfolio, Wilshire International Equity Fund, and Wilshire Income Opportunities Fund may invest in mortgage, asset-backed and collateralized loan securities, including collateralized loan obligations (“CLOs”), which represent shares in a pool of mortgages or other debt. These securities are generally pass-through securities, which means that principal and interest payments on the underlying securities (less servicing fees) are passed through to owners on a pro rata basis. These securities involve prepayment risk, which is the risk that the underlying mortgages or other debt may be refinanced or paid off before they mature, particularly during periods of declining interest rates. In that case, proceeds from the securities may have to be reinvested at a lower interest rate. This could lower the Portfolios’ return and result in losses to the Portfolios if some securities were acquired at a premium. Potential market gains on a security subject to prepayment risk may be more limited than potential market gains on a comparable security that is not subject to prepayment risk. The Portfolio may also invest in collateralized mortgage obligations (“CMOs”). In a CMO, a series of bonds or certificates is issued in multiple classes, which have varying levels of risks.

Investments in CLOs may be subject to certain tax provisions that could result in the Portfolios incurring tax or recognizing income prior to receiving cash distributions related to such income. CLOs that fail to comply with certain U.S. tax disclosure requirements may be subject to withholding requirements that could adversely affect cash flows and investment results. Any unrealized losses the Portfolios experiences with respect to its CLO investments may be an indication of future realized losses.

Wilshire Mutual Funds, Inc. Notes to Financial Statements - (Continued) December 31, 2020

Stripped Mortgage-Backed Securities (“SMBS”) – Large Company Growth Portfolio, Large Company Value Portfolio, Wilshire International Equity Fund, and Wilshire Income Opportunities Fund may invest in SMBS. SMBS are derivative multi-class mortgage-backed securities which are usually structured with two classes that receive different proportions of the interest and principal distributions on a pool of mortgage assets. An SMBS will have one class that will receive all of the interest (the interest-only or “IO” class), while the other class will receive the entire principal (the principal-only or “PO” class). IOs are more volatile and sensitive to the rate of prepayments than other types of mortgage-backed securities, and their value can fall dramatically in response to rapid or unexpected changes in the mortgage, interest rate or economic environment. Payments received for IOs are included in interest income on the Statements of Operations. Because no principal will be received at the maturity of an IO, adjustments are made to the cost of the security on a monthly basis until maturity. These adjustments are included in interest income on the Statements of Operations. Additionally, any prepayment penalties received for an IO are included in interest income on the Statements of Operations.

Loan participations and assignments – Wilshire Income Opportunities Fund may invest in direct debt instruments which are interests in amounts owed to lenders and lending syndicates by corporate, governmental, or other borrowers. The Portfolio’s investments in loans may be in the form of participations in loans or assignments of all or a portion of loans from third parties. A loan is often administered by a bank or other financial institution (the “lender”) that acts as agent for all holders. The agent administers the terms of the loan, as specified in the loan agreement. The Portfolio may invest in multiple series or tranches of a loan, which may have varying terms and carry different associated risks. The Portfolio will generally purchase assignments of these loans, in which case it will typically become a lender for purposes of the relevant loan agreement with direct contractual rights against the borrower, including the right to receive payments of principal and interest. When purchasing participation interests in a loan, the Portfolio generally has no right to enforce compliance with the terms of the loan agreement with the borrower. As a result, the Portfolio may be subject to the credit risk of both the borrower and the lender that is selling the loan agreement. The Portfolio may enter into unfunded loan commitments, which are contractual obligations for future funding. Unfunded loan commitments represent a future obligation in full, even though a percentage of the notional loan accounts may not be utilized by the borrower. When investing in a loan participation, the Portfolio has the right to receive payments of principal, interest and any fees to which it is entitled only from the lender selling the loan agreement and only upon receipt of payments by the lender from the borrower. In certain circumstances, the Portfolio may receive a penalty fee upon the prepayment of a floating rate loan by a borrower. Fees earned are recorded as a component of interest income on the Statements of Operations. The Portfolio currently holds $14,375 in unfunded loan commitments.

Wilshire Mutual Funds, Inc. Notes to Financial Statements - (Continued) December 31, 2020

Foreign currency transactions – The books and records of the Portfolios are maintained in U.S. dollars. Foreign currency transactions are translated into U.S. dollars on the following basis:

●	fair value of investment securities, other assets and liabilities at the daily rates of exchange and

●	purchases and sales of investment securities, dividend and interest income and certain expenses at the rates of exchange prevailing on the respective dates of such transactions.

The portion of the results of operations caused by changes in foreign exchange rates on investments are not isolated from those caused by changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gains or losses on investments. Foreign currency transactions are related to gains and losses between trade and settlement dates on currency transactions, gains and losses arising from the sales of foreign currency and gains and losses between the ex-dividend and payment dates on dividends, interest and foreign withholding taxes. The effect of changes in foreign exchange rates on realized and unrealized gains or losses is reflected as a component of such gains or losses.

Forward Foreign Currency Contracts – Wilshire Income Opportunities Fund may enter into forward foreign currency contracts as hedges against either specific transactions, Portfolio positions or anticipated Portfolio positions. The Portfolio may also engage in currency transactions to enhance the Portfolio’s returns. All commitments are marked-to-market daily at the applicable foreign exchange rate, and any resulting unrealized gains or losses are recorded. The Portfolio realizes gains and losses at the time forward foreign currency contracts are closed. Unrealized gains or losses on outstanding positions in forward foreign currency contracts held at the close of the period are recognized as ordinary income or loss for federal income tax purposes. Finally, the risk exists that losses could exceed amounts disclosed on the Statements of Assets and Liabilities. The average monthly notional value of interest forward foreign currency contracts purchased and sold for Wilshire Income Opportunities Fund during the year ended December 31, 2020 were $68,682,245 and $56,696,042, respectively.

Centrally Cleared Swaps – For swaps that are centrally cleared, initial margins are posted, and daily changes in fair value are recorded as variation margin at the broker and may be recorded as a payable or receivable on the Statements of Assets and Liabilities as “Variation Margin on Derivative Instruments” and settled daily against the Portfolio’s margin account. Because the Portfolio’s margin does not leave the brokerage account until recalled, centrally cleared swaps are shown at unrealized appreciation (depreciation) on swap contracts, which closely approximates the accumulated variation margin. Initial margin is determined by each relevant clearing agency and is segregated at a broker account registered with the CFTC, or the applicable regulator. The Customer Account

Wilshire Mutual Funds, Inc. Notes to Financial Statements - (Continued) December 31, 2020

Agreements and related addendums governing the Company’s cleared swap transactions do not provide the Company with legal right of set off and are not associated with a master netting agreement.

Over-the-Counter (“OTC”) Derivative Contracts – To reduce counterparty risk for OTC transactions, Large Company Growth Portfolio, Large Company Value Portfolio, Wilshire International Equity Fund, and Wilshire Income Opportunities Fund have entered into master netting arrangements, established within the International Swap Dealers Association, Inc. (“ISDA”) master agreements, which allow the Portfolios to make (or to have an entitlement to receive) a single net payment in the event of default (close-out netting) for outstanding payables and receivables for certain OTC positions for each individual counterparty. In addition, the Portfolios may require that certain counterparties post cash and/or securities in collateral accounts to cover their net payment obligations for those derivative contracts subject to ISDA master agreements. If the counterparty fails to perform under these contracts and agreements, the cash and/or securities will be made available to the Portfolios. For financial reporting purposes, the Portfolios does not offset derivative assets and derivative liabilities that are subject to netting arrangements in the Statements of Assets and Liabilities. Bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against the right of offset in bankruptcy, insolvency or other events.

Collateral terms are contract-specific for OTC derivatives. For derivatives traded under an ISDA master agreement or other similar agreement, the collateral requirements are typically calculated by netting the mark-to-market amount of each transaction under such agreement and comparing that amount to the value of any collateral currently pledged by the Portfolio or the counterparty.

The average monthly notional value of over the counter total return swaps for Large Company Growth Portfolio, Large Company Value Portfolio, and Wilshire International Equity Fund during the year ended December 31, 2020 were $21,372,566, $13,059,431, and $22,674,334.

The average monthly notional value of over the counter exchange rate volatility swaps for the Wilshire Income Opportunities Fund during the year ended December 31, 2020 was $883.

Wilshire Mutual Funds, Inc. Notes to Financial Statements - (Continued) December 31, 2020

The following table presents, by derivative type, Large Company Growth Portfolio, Large Company Value Portfolio, Wilshire International Equity Fund, and Wilshire Income Opportunities Fund’s financial derivative instruments net of the related collateral pledged by counterparty at December 31, 2020:

Large Company Growth Portfolio

	Derivative Assets			Derivative Liabilities
Counterparty	Total Return Swaps	Futures Contracts	Total	Futures Contracts	Total	Net Derivative Assets (Liabilities)	Collateral (Received) Pledged**	Net Amount
Goldman Sachs Bank, USA	$7,928,595	$—	$7,928,595	$—	$—	$7,928,595	$—	$7,928,595
N/A*	—	24	24	(14,094)	(14,094)	(14,070)	14,070	—
Total	$7,928,595	$24	$7,928,619	$(14,094)	$(14,094)	$7,914,525	$14,070	$7,928,595

Large Company Value Portfolio

	Derivative Assets			Derivative Liabilities
Counterparty	Total Return Swaps	Futures Contracts	Total	Futures Contracts	Total	Net Derivative Assets (Liabilities)	Collateral (Received) Pledged**	Net Amount
Goldman Sachs Bank, USA	$4,165,823	$—	$4,165,823	$—	$—	$4,165,823	$—	$4,165,823
N/A*	—	47	47	(9,828)	—	(9,781)	9,781	—
Total	$4,165,823	$47	$4,165,870	$(9,828)	$—	$4,156,042	$9,781	$4,165,823

Wilshire International Equity Fund

	Derivative Assets
Counterparty	Total Return Swaps	Total	Net Derivative Assets (Liabilities)	Collateral (Received) Pledged	Net Amount
Morgan Stanley Capital	$7,742,755	$7,742,755	$7,742,755	$—	$7,742,755
Total	$7,742,755	$7,742,755	$7,742,755	$—	$7,742,755

Wilshire Mutual Funds, Inc. Notes to Financial Statements - (Continued) December 31, 2020

Wilshire Income Opportunities Fund

	Derivative Assets				Derivative Liabilities
Counterparty	Forward Currency Contracts	Purchased Options	Futures Contracts	Total	Forward Currency Contracts	Written Options	Futures Contracts
Australia and New Zealand Banking Group Ltd	$94,402	$—	$—	$94,402	$(205,860)	$—	$—
BNP Paribas Brokerage Services, Inc.	18,606	—	—	18,606	(63,409)	—	—
Brown Brothers Harriman & Co.	49,867	—	—	49,867	(14,483)	—	—
CIBC, Toronto	90,534	—	—	90,534	(61,192)	—	—
Citigroup	237,158	2,434		239,592	(219,588)	(78,729)
Goldman Sachs Bank, USA	404,735	—	—	404,735	(177,265)	—	—
HSBC Bank, USA	195,342	—		195,342	(170,286)	—
JPMChase, New York	208,927	—	—	208,927	(75,072)	—	—
Morgan Stanley Capital	254,427	31,588		286,015	(292,067)	—
National Australia Bank	—	—	—	—	(24,771)	—	—
Royal Bank of Canada, Toronto	24,643	—	—	24,643	(92,268)	—	—
Standard Chartered Securities N.A.	43,777	—		43,777	(41,532)	(5,532)
State Street Bank, Boston	400,410	—	—	400,410	(499,813)	—	—
TD Securities, Toronto	—	—	—	—	(25,920)	—	—
UBS AG, Stamford	119,199	—	—	119,199	(186,664)	—	—
N/A*	—	—	15,047	15,047	—	—	(36,297)
Total	$2,142,027	$34,022	$15,047	$2,191,096	$(2,150,190)	$(84,261)	$(36,297)

Wilshire Mutual Funds, Inc. Notes to Financial Statements - (Continued) December 31, 2020

	Derivative Liabilities
Counterparty	Credit Default Swaptions	Total	Net Derivative Assets (Liabilities)	Collateral (Received) Pledged**	Net Amount
Australia and New Zealand Banking Group Ltd	$—	(205,860)	$(111,458)	$—	$(111,458)
BNP Paribas Brokerage Services, Inc.	—	(63,409)	(44,803)	—	(44,803)
Brown Brothers Harriman & Co.	—	(14,483)	35,384	—	35,384
CIBC, Toronto	—	(61,192)	29,342	—	29,342
Citigroup	—	(298,317)	(58,725)	—	(58,725)
Goldman Sachs Bank, USA	—	(177,265)	227,470	—	227,470
HSBC Bank, USA	—	(170,286)	25,056	—	25,056
JPMChase, New York	(14,104)	(89,176)	119,751	—	119,751
Morgan Stanley Capital	—	(292,067)	(6,052)	—	(6,052)
National Australia Bank	—	(24,771)	(24,771)	—	(24,771)
Royal Bank of Canada, Toronto	—	(92,268)	(67,625)	—	(67,625)
Standard Chartered Securities N.A.	—	(47,064)	(3,287)	—	(3,287)
State Street Bank, Boston	—	(499,813)	(99,403)	—	(99,403)
TD Securities, Toronto	—	(25,920)	(25,920)	—	(25,920)
UBS AG, Stamford	—	(186,664)	(67,465)	—	(67,465)
N/A*	—	(36,297)	(21,250)	21,250	—
Total	$(14,104)	$(2,284,852)	$(93,756)	$21,250	$(72,506)

*	Futures contracts are exchange traded, therefore, other than the exchange, there is not a counterparty to the contract.
**	Actual collateral pledged, or margin deposits in the case of futures contracts, may be larger than than reported in order to satisfy broker or exchange requirements.

Expense policy – Distribution and shareholder service fees directly attributable to a Class of shares are charged to that class’ operating expenses. Expenses of a Portfolio other than distribution and service fees are prorated among the classes to which the expense relates based on the relative net assets of each class of shares. Expenses directly attributable to a Portfolio are charged to that Portfolio. Expenses not directly attributable to a Portfolio are allocated proportionately among all Portfolios daily in relation to the net assets of each Portfolio or another reasonable basis.

Expenses that are attributable to both the Company and the Wilshire Variable Insurance Trust (an affiliated registered investment company) are allocated across the Company and the Wilshire Variable Insurance Trust based upon relative net assets or another reasonable basis. Expenses and fees, including the advisory fees, are accrued daily and taken into account for the purpose of determining the net asset value (“NAV”) of each Class of each Portfolio’s shares.

Wilshire Mutual Funds, Inc. Notes to Financial Statements - (Continued) December 31, 2020

Investments in REITs – With respect to each Portfolio, dividend income is recorded based on the income included in distributions received from its REIT investments using published REIT reclassifications including some management estimates when actual amounts are not available. Distributions received in excess of these estimated amounts are recorded as a reduction of the cost of investments or reclassified to capital gains. The actual amounts of income, return of capital, and capital gains are only determined by each REIT after its fiscal year end, and may differ from the estimated amounts.

Master Limited Partnerships (“MLPs”) – Each Portfolio may invest in MLPs, which are limited partnerships or limited liability companies whose partnership units or limited liability interests are listed and traded on a U.S. securities exchange. MLPs are treated as publicly traded partnerships for federal income tax purposes. To qualify to be treated as a partnership for tax purposes, an MLP must receive at least 90% of its income from qualifying sources as set forth in Section 7704(d) of the Internal Revenue Code of 1986, as amended (the “Code”). These qualifying sources include activities such as the exploration, development, mining, production, processing, refining, transportation, storage and marketing of mineral or natural resources. MLPs generally have two classes of owners, the general partner and limited partners. MLPs that are formed as limited liability companies generally have two analogous classes of owners, the managing member and the members. For purposes of this section, references to general partners also apply to managing members and references to limited partners also apply to members. The general partner is typically owned by a major energy company, an investment fund, the direct management of the MLP, or is an entity owned by one or more of such parties. The general partner may be structured as a private or publicly traded corporation or other entity. The general partner typically controls the operations and management of the MLP through an equity interest in the MLP of as much as 2% plus, in many cases, ownership of common units and subordinated units. Limited partners own the remainder of the MLP through ownership of common units and have a limited role in the MLP’s operations and management.

Distributions to shareholders – Distributions to shareholders are recorded on the ex-dividend date. Distributions from net investment income, if any, are declared and paid at least once a year. The Portfolios’ net realized capital gains, unless offset by any available capital loss carryforward, are distributed to shareholders at least once a year. Additional distributions of net investment income and net realized capital gains may be made at the discretion of the Board in order to avoid the application of a 4% non-deductible Federal excise tax.

Redemption fees – Wilshire International Equity Fund charges a redemption fee of 1% on redemption of its shares held for sixty days or less, subject to certain exceptions. During the year ended December 31, 2020 and the year ended December 31, 2019, Wilshire International Equity Fund collected $4,003 and $1,097, respectively, in redemption fees.

Wilshire Mutual Funds, Inc. Notes to Financial Statements - (Continued) December 31, 2020

New Accounting Pronouncements – In March 2020, FASB issued Accounting Standards Update (ASU) 2020-04, Reference Rate Reform (Topic 848)—Facilitation of the Effects of Reference Rate Reform on Financial Reporting. The amendments in ASU 2020-04 provides optional temporary financial reporting relief from the effect of certain types of contract modifications due to the planned discontinuation of LIBOR and other interbank-offered based reference rates as of the end of 2021. ASU 2020-04 is effective for certain reference rate-related contract modifications that occur during the period March 12, 2020 through December 31, 2022. Management is currently evaluating the impact, if any, of applying this ASU.

3. Investment Adviser and Other Service Providers.

Pursuant to the Advisory Agreement between the Company and the Adviser, the Adviser charges annual fees of 0.75% of average daily net assets for the first $1 billion and 0.65% thereafter for each of Large Company Growth Portfolio and Large Company Value Portfolio; 0.85% of average daily net assets for the first $1 billion and 0.75% thereafter for each of Small Company Growth Portfolio and Small Company Value Portfolio; 0.10% of the average daily net assets for the first $1 billion and 0.07% thereafter for Wilshire 5000 IndexSM Fund; 1.00% of the average daily net assets for the first $1 billion and 0.90% thereafter for Wilshire International Equity Fund; and 0.60% of average daily net assets for Wilshire Income Opportunities Fund.

The Adviser has entered into expense limitation agreements with Large Company Growth Portfolio requiring the Adviser to reduce its management fees or reimburse expenses to limit expenses of such Portfolios (excluding taxes, brokerage expenses, dividend expenses on short securities, and extraordinary expenses) to 1.30% and 1.00% of average daily net assets for Investment Class Shares and Institutional Class Shares, respectively. The Adviser has entered into expense limitation agreements with Small Company Growth Portfolio and Small Company Value Portfolio requiring the Adviser to reduce its management fees or reimburse expenses to limit expenses of such Portfolios (excluding taxes, brokerage expenses, dividend expenses on short securities, and extraordinary expenses) to 1.35% and 1.10% of average daily net assets for Investment Class Shares and Institutional Class Shares, respectively. The Adviser has also entered into an expense limitation agreement with Wilshire International Equity Fund requiring the Adviser to reduce its management fees or reimburse expenses to limit expenses of such Portfolio (excluding taxes, brokerage expenses, dividend expenses on short securities, and extraordinary expenses) to 1.50% and 1.25% of average daily net assets for Investment Class Shares and Institutional Class Shares, respectively. The Adviser has also entered into an expense limitation agreement with Wilshire Income Opportunities Fund requiring the Adviser to reduce its management fees or reimburse expenses to limit expenses of such Portfolio (excluding taxes, brokerage expenses, dividend expenses on short securities, acquired fund fees and expenses and extraordinary expenses) to 1.15% and 0.90% of average daily net assets for Investment Class Shares and Institutional Class Shares, respectively. These

Wilshire Mutual Funds, Inc. Notes to Financial Statements - (Continued) December 31, 2020

agreements to limit expenses continue through at least April 30, 2022. The Adviser may recoup the amount of any fee reductions or expense reimbursements within three years after the day on which it reduced its fees or reimbursed expenses if the recoupment does not cause a Portfolio’s expenses to exceed the expense limitation that was in place at the time of the fee reduction or expense reimbursement.

During the year ended December 31, 2020, the Adviser reduced fees, reimbursed expenses or recouped fees as follows:

Portfolio	Fee Reductions/ Reimbursements	Fees Recouped
Large Company Growth Portfolio	$13,952	$2,988
Small Company Growth Portfolio	122,904	—
Small Company Value Portfolio	163,436	—
Wilshire International Equity Fund	204,357	—
Wilshire Income Opportunities Fund	58,126	—

As of December 31, 2020 the amounts of fee reductions and expense reimbursements subject to recovery by the Adviser from Large Company Growth Portfolio, Small Company Growth Portfolio, Small Company Value Portfolio, Wilshire International Equity Fund and Wilshire Income Opportunities Fund are $21,566, $334,289, $370,349, $339,047, and $60,400, respectively. The portions of these amounts that the Adviser may recover expire no later than the following dates:

Portfolio	December 31, 2021	December 31, 2022	December 31, 2023
Large Company Growth Portfolio	$—	$7,614	$13,952
Small Company Growth Portfolio	104,772	106,613	122,904
Small Company Value Portfolio	96,740	110,173	163,436
Wilshire International Equity Fund	3,019	131,671	204,357
Wilshire Income Opportunities Fund	932	1,342	58,126

The Board has approved Los Angeles Capital Management and Equity Research, Inc. (“L.A. Capital”), Pzena Investment Management, LLC (“Pzena”), Massachusetts Financial Services Company (d/b/a MFS Investment Management) (“MFS”) - See Note 15, Ranger Investment Management, LLC (“Ranger”), Loomis, Sayles & Company, L.P. (“Loomis Sayles”), DoubleLine® Capital LP (“DoubleLine”), WCM Investment Management, LLC (“WCM”), Voya Investment Management Co. LLC (“Voya”), Manulife Asset Management (US) LLC (“Manulife”), Lazard Asset Management LLC (“Lazard”), Hotchkis & Wiley Capital Management, LLC (“H&W”), Diamond Hill Capital Management, Inc. (“Diamond Hill”), and Fred Alger Management, LLC (“Alger Management”), (collectively the “Sub-Advisers”) to provide sub-advisory services for the Portfolios. L.A. Capital, Loomis Sayles, Alger Management and Voya each manage a portion of Large Company Growth Portfolio. L.A. Capital, Pzena, MFS and Voya each manage a portion of Large Company Value

Wilshire Mutual Funds, Inc. Notes to Financial Statements - (Continued) December 31, 2020

Portfolio. L.A. Capital and Ranger each manage a portion of Small Company Growth Portfolio. L.A. Capital, H&W and Diamond Hill each manage a portion of Small Company Value Portfolio. L.A. Capital is the sole sub-adviser for Wilshire 5000 IndexSM Fund. L.A. Capital, Pzena, Lazard, WCM and Voya each manage a portion of Wilshire International Equity Fund. DoubleLine, Voya and Manulife each manage a portion of Wilshire Income Opportunities Fund.

The Sub-Advisers are subject to the Adviser’s oversight. The fees of the Sub-Advisers are paid by the Adviser.

The Portfolios are permitted to purchase and sell securities from or to certain affiliates under specific conditions outlined in the Rule 17a-7 procedures adopted by the Board. The procedures are designed to ensure that any purchase or sale of securities by a Portfolio from or to another mutual fund or separate account that is or could be considered an affiliate by virtue of having a common investment adviser (or affiliated investment advisers), common trustees and/or common officers complies with Rule 17a-7 under the 1940 Act. During the year ended December 31, 2020, there were no such transactions by the Portfolios.

U.S. Bank N.A. serves as the Trust’s custodian. U.S. Bancorp Fund Services, LLC, doing business as U.S. Bank Global Fund Services, (the “Administrator”) serves as the Company’s administrator and accounting agent and also serves as the Trust’s transfer agent and dividend disbursing agent. Compass Distributors, LLC, serves as the Company’s principal underwriter. Certain officers and an interested Trustee of the Trust may also be officers or employees of the Adviser, Administrator or their affiliates. They receive no fees for serving as officers or as an interested Trustee of the Trust.

Officers’ and Directors’ Expenses – The Company and the Wilshire Variable Insurance Trust together pay each director who is not an interested person of the Company (“Independent Director”) an annual retainer of $48,000, an annual additional retainer for each Committee chair of $12,000 and an annual additional retainer to the Board chair of $12,000. In addition, each Independent Director is compensated for Board and Committee meeting attendance in accordance with the following schedule: an in-person Board meeting fee of $6,000 for Independent Directors and $7,000 for the Board chair; a telephonic Board meeting fee of $3,000 for Independent Directors and $3,500 for the Board chair; and a telephonic Committee meeting fee of $500.

4. Distribution Plan, Shareholder Services Plan and Fees Paid Indirectly.

The Board has adopted a shareholder services and distribution plan (the “Plan”), pursuant to Rule 12b-1 under the 1940 Act, on behalf of the Investment Class Shares of each Portfolio. Under the Plan, each Portfolio may pay up to 0.25% of the value of the average daily net assets attributable to the Investment Class Shares for certain services provided by financial intermediaries or for certain distribution expenses for the purpose

Wilshire Mutual Funds, Inc. Notes to Financial Statements - (Continued) December 31, 2020

of financing any activity intended to result in the sale of Investment Class Shares. During the year ended December 31, 2020, the distribution and service fee expenses incurred by the Investment Class of the Portfolios was 0.25% of the respective average net assets of the Investment Class of each Portfolio.

In addition, Investment Class Shares and Institutional Class Shares pay the expenses associated with certain shareholder servicing arrangements with third parties, provided that payment of such fees does not exceed in any year 0.20% and 0.15% of the average daily net assets of Investment Class Shares and Institutional Class Shares, respectively. For the year ended December 31, 2020, the shareholder service provider fees were as follows (as a percent of average net assets of each class):

Portfolio	Investment Class	Institutional Class
Large Company Growth Portfolio	0.129%	0.051%
Large Company Value Portfolio	0.128%	0.045%
Small Company Growth Portfolio	0.102%	0.087%
Small Company Value Portfolio	0.149%	0.089%
Wilshire 5000 IndexSM Fund	0.062%	0.022%
Wilshire International Equity Fund	0.159%	0.040%
Wilshire Income Opportunities Fund	0.176%	0.051%

Fees paid indirectly – The Company has a brokerage commission recapture program with Cowen and Company, LLC (“Cowen”), pursuant to which a portion of the Portfolios’ commissions generated from transactions directed to Cowen are used to reduce the Portfolios’ expenses. Under such program, Cowen, as introducing broker, retains a portion of the Portfolios’ commissions.

Such commissions rebated to the Portfolios during the year ended December 31, 2020 were as follows:

Large Company Growth Portfolio	$4,758
Large Company Value Portfolio	5,393
Small Company Growth Portfolio	1,587
Small Company Value Portfolio	1,149
Wilshire 5000 IndexSM Fund	—
Wilshire International Equity Fund	4,111
Wilshire Income Opportunities Fund	—

Wilshire Mutual Funds, Inc. Notes to Financial Statements - (Continued) December 31, 2020

For the year ended December 31, 2020, Cowen retained the following commissions:

Large Company Growth Portfolio	$1,704
Large Company Value Portfolio	6,115
Small Company Growth Portfolio	2,067
Small Company Value Portfolio	311
Wilshire 5000 IndexSM Fund	—
Wilshire International Equity Fund	1,386
Wilshire Income Opportunities Fund	—

5. Investment Transactions.

During the year ended December 31, 2020, aggregate cost of purchases and proceeds from sales and maturities of investments, other than affiliated investments, short-term investments, and U.S. Government securities, were as follows:

Portfolio	Purchases	Sales and Maturities
Large Company Growth Portfolio	$178,727,187	$230,109,510
Large Company Value Portfolio	120,693,616	130,000,900
Small Company Growth Portfolio	22,810,122	46,396,049
Small Company Value Portfolio	20,547,318	35,806,542
Wilshire 5000 IndexSM Fund	17,395,560	37,644,419
Wilshire International Equity Fund	160,032,048	299,196,067
Wilshire Income Opportunities Fund	148,972,179	133,786,530

Purchases and sales and maturities of long-term U.S. Government securities during the year ended December 31, 2020 were:

Portfolio	Purchases	Sales and Maturities
Large Company Growth Portfolio	$270,021	$187,192
Large Company Value Portfolio	87,883	71,843
Wilshire International Equity Fund	296,958	209,140
Wilshire Income Opportunities Fund	149,325,200	151,391,829

Wilshire Mutual Funds, Inc. Notes to Financial Statements - (Continued) December 31, 2020

Due to Voya managing a portion of Large Company Growth Portfolio, Large Company Value Portfolio, Wilshire International Equity Fund, and Wilshire Income Opportunities Fund during the year ended December 31, 2020, certain securities held by such Portfolios are considered affiliated investments. Purchases and sales of shares of affiliated registered investment companies by Large Company Growth Portfolio, Large Company Value Portfolio, Wilshire International Equity Fund, and Wilshire Income Opportunities Fund during the year ended December 31, 2020 and the value of such investments as of December 31, 2020 were as follows:

Large Company Growth Portfolio

Counterparty	Value as of December 31, 2019	Purchases	Proceeds from Sales	Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Value as of December 31, 2020	Income Distribution	Long-Term Capital Gain Distribution
Voya Emerging Markets Hard Hard Currency Debt - Class P	$—	$2,029,267	$—	$—	$60,477	$2,089,744	$38,345	$—
Voya High Yield Bond Fund - Class P	—	2,441,706	—	—	84,550	2,526,256	54,500	—
Voya Investment Grade Credit Fund - Class P	—	2,525,109	—	—	(56,466)	2,468,643	101,496	30,340
Voya Securitized Credit Fund - Class P	—	8,091,757	—	—	211,454	8,303,211	115,944	—
	$—	$15,087,839	$—	$—	$300,015	$15,387,854	$310,285	$30,340

Large Company Value Portfolio

Counterparty	Value as of December 31, 2019	Purchases	Proceeds from Sales	Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Value as of December 31, 2020	Income Distribution	Long-Term Capital Gain Distribution
Voya Emerging Markets Hard Hard Currency Debt - Class P	$—	$1,319,023	$—	$—	$39,310	$1,358,333	$24,927	$—
Voya High Yield Bond Fund - Class P	—	1,576,935	—	—	54,605	1,631,540	35,466	—
Voya Investment Grade Credit Fund - Class P	—	2,682,929	—	—	(59,995)	2,622,934	107,537	32,236
Voya Securitized Credit Fund - Class P	—	5,183,786	—	—	135,470	5,319,256	74,284	—
	$—	$10,762,673	$—	$—	$169,390	$10,932,063	$242,214	$32,236

Wilshire Mutual Funds, Inc. Notes to Financial Statements - (Continued) December 31, 2020

Wilshire International Equity Fund

Counterparty	Value as of December 31, 2019	Purchases	Proceeds from Sales	Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Value as of December 31, 2020	Income Distribution	Long-Term Capital Gain Distribution
Voya Emerging Markets Hard Hard Currency Debt - Class P	$—	$2,282,925	$—	$—	$68,037	$2,350,962	$43,145	$—
Voya High Yield Bond Fund - Class P	—	2,746,918	—	—	95,119	2,842,037	61,312	—
Voya Investment Grade Credit Fund - Class P	—	2,314,684	—	—	(51,761)	2,262,923	93,010	28,129
Voya Securitized Credit Fund - Class P	—	9,027,371	—	—	235,910	9,263,281	129,362	—
	$—	$16,371,898	$—	$—	$347,305	$16,719,203	$326,829	$28,129

Wilshire Income Opportunities Fund

Counterparty	Value as of December 31, 2019	Purchases	Proceeds from Sales	Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Value as of December 31, 2020	Income Distribution	Long-Term Capital Gain Distribution
Voya Emerging Markets Hard Hard Currency Debt - Class P	$3,464,929	$2,786,162	$(940,000)	$(1,542)	$235,001	$5,544,550	$210,889	$—
Voya Floating Rate Fund - Class P	9,006,580	3,029,183	(1,700,000)	(212,665)	(329,513)	9,793,585	359,668	—
Voya High Yield Bond Fund - Class P	—	4,401,105	(900,000)	30,420	221,115	3,752,640	121,000	—
	$12,471,509	$10,216,450	$(3,540,000)	$(183,787)	$126,603	$19,090,775	$691,557	$—

Wilshire Mutual Funds, Inc. Notes to Financial Statements - (Continued) December 31, 2020

6. Derivative Transactions.

Small Company Growth Portfolio, Small Company Value Portfolio and Wilshire 5000 IndexSM Fund did not hold any derivative instruments as of or during the year ended December 31, 2020.

At December 31, 2020, Large Company Growth Portfolio is invested in derivative contracts, which are reflected in the Statements of Assets and Liabilities, as follows:

		Derivative Assets		Derivative Liabilities
Risk	Derivative Type	Statements of Assets and Liabilities Location	Fair Value Amount	Statements of Assets and Liabilities Location	Fair Value Amount
Interest Rate	Futures contracts*	Net variation margin payable	$32,806	Net variation margin payable	$(6,887)
Equity	Total return swap contracts	Net unrealized appreciation on swap contracts	7,928,595	N/A	—
			$7,961,401		$(6,887)

*

Includes cumulative appreciation (depreciation) as reported on the Schedules of Futures Contracts. For futures contracts, only current day’s variation margin is reported within the Statements of Assets and Liabilities.

At December 31, 2020, Large Company Value Portfolio is invested in derivative contracts, which are reflected in the Statements of Assets and Liabilities, as follows:

		Derivative Assets		Derivative Liabilities
Risk	Derivative Type	Statements of Assets and Liabilities Location	Fair Value Amount	Statements of Assets and Liabilities Location	Fair Value Amount
Interest Rate	Futures contracts*	Net variation margin payable	$23,579	Net variation margin payable	$(5,582)
Equity	Total return swap contracts	Net unrealized appreciation on swap contracts	4,165,823	N/A	—
			$4,189,402		$(5,582)

*

Includes cumulative appreciation (depreciation) as reported on the Schedules of Futures Contracts. For futures contracts, only current day’s variation margin in reported within the Statements of Assets and Liabilities.

Wilshire Mutual Funds, Inc. Notes to Financial Statements - (Continued) December 31, 2020

At December 31, 2020, Wilshire International Equity Fund is invested in derivative contracts, which are reflected in the Statements of Assets and Liabilities, as follows:

		Derivative Assets		Derivative Liabilities
Risk	Derivative Type	Statements of Assets and Liabilities Location	Fair Value Amount	Statements of Assets and Liabilities Location	Fair Value Amount
Interest Rate	Futures contracts*	Net variation margin payable	$35,693	Net variation margin payable	$(10,390)
Equity	Total return swap contracts	Net unrealized appreciation on swap contracts	7,742,755	N/A	—
			$7,778,448		$(10,390)

*

Includes cumulative appreciation (depreciation) as reported on the Schedules of Futures Contracts. For futures contracts, only current day’s variation margin in reported within the Statements of Assets and Liabilities.

At December 31, 2020, Wilshire Income Opportunities Fund is invested in derivative contracts, which are reflected in the Statements of Assets and Liabilities, as follows:

		Derivative Assets		Derivative Liabilities
Risk	Derivative Type	Statements of Assets and Liabilities Location	Fair Value Amount	Statements of Assets and Liabilities Location	Fair Value Amount
Interest Rate	Futures contracts*	Net variation margin payable	$162,330	Net variation margin payable	$(8,178)
Credit	Centrally cleared credit default swap contracts*	N/A	—	Net variation margin payable on swaps	(858)
	Credit default swaption contracts	N/A	—	Net unrealized depreciation on swaption contracts	(14,104)
Currency	Forward foreign currency exchange contracts	Unrealized appreciation on foreign forward currency contracts	2,142,027	Unrealized depreciation on foreign forward currency contracts	(2,150,190)
	OTC currency options	Unaffiliated investments, at value	34,022	Options written, at value	(84,261)
			$2,338,379		$(2,257,591)

*

Includes cumulative appreciation (depreciation) as reported on the Schedules of Futures Contracts and Schedule of Centrally Cleared Credit Default Swaps. For futures contracts and centrally cleared credit default swap contracts, only current day’s variation margin in reported within the Statements of Assets and Liabilities.

Wilshire Mutual Funds, Inc. Notes to Financial Statements - (Continued) December 31, 2020

For the year ended December 31, 2020, the effect of derivative contracts in Large Company Growth Portfolio’s Statements of Operations was as follows:

		Statements of Operations
Risk	Derivative Type	Location	Net Realized Gains (Losses)	Net Change in Unrealized Appreciation (Depreciation)
Interest Rate	Futures contracts	Futures contracts	$123,861	$25,919
Equity	Total return swap contracts	Swap contracts	—	7,928,595

For the year ended December 31, 2020, the effect of derivative contracts in Large Company Value Portfolio’s Statements of Operations was as follows:

		Statements of Operations
Risk	Derivative Type	Location	Net Realized Gains (Losses)	Net Change in Unrealized Appreciation (Depreciation)
Interest Rate	Futures contracts	Futures contracts	$82,185	$17,997
Equity	Total return swap contracts	Swap contracts	—	4,165,823

For the year ended December 31, 2020, the effect of derivative contracts in Wilshire International Equity Fund’s Statements of Operations was as follows:

		Statements of Operations
Risk	Derivative Type	Location	Net Realized Gains (Losses)	Net Change in Unrealized Appreciation (Depreciation)
Interest Rate	Futures contracts	Futures contracts	$138,662	$25,303
Equity	Total return swap contracts	Swap contracts	(41,268)	7,742,755

Wilshire Mutual Funds, Inc. Notes to Financial Statements - (Continued) December 31, 2020

For the year ended December 31, 2020, the effect of derivative contracts in Wilshire Income Opportunities Fund’s Statements of Operations was as follows:

		Statements of Operations
Risk	Derivative Type	Location	Net Realized Gains (Losses)	Net Change in Unrealized Appreciation (Depreciation)
Equity	Futures contracts	Futures contracts	$(18,624)	$—
Interest Rate	Futures contracts	Futures contracts	1,291,453	202,084
Interest Rate	Swaptions	Swaption contracts	159,149	31,514
Interest Rate	Swap contracts	Swap contracts	(139,188)	(41,929)
Credit Default	Swaptions	Swaption contracts	(25,865)	(14,104)
Credit Default	Swap contracts	Swap contracts	562,327	(11,491)
Currency	Forward foreign currency exchange contracts	Forward foreign currency contracts	877,967	84,830
Currency	Written Options	Option contracts written	108,765	(6,523)
Currency	Purchased Options	Unaffiliated investments	(232,168)	(8,091)
Currency	Swap contracts	Swap contracts	(28,877)	(26,857)

7. Securities Lending.

Each Portfolio may seek additional income by lending its securities on a short-term basis to banks, brokers and dealers in return for cash collateral, which is invested in a U.S. Bank Money Market Deposit Account. A Portfolio may return a portion of the interest earned to the borrower or a third party that is unaffiliated with the Company and acting as a “placing broker.” A Portfolio receives compensation for lending securities in the form of fees. A Portfolio also continues to receive dividends on the securities loaned. Security loans are secured at all times by collateral. It is the Company’s policy that the collateral be equal to at least 102% of the market value of the securities loaned (105% if the securities loaned are denominated in different currencies) plus accrued interest when the transaction is entered into, and that the collateral supporting the loans be valued daily. However, due to market fluctuations during the day, the value of securities loaned on a particular day may, during the course of the day, exceed the value of collateral. On each business day, the amount of collateral is adjusted based on the prior day’s market fluctuations and the current day’s lending activity. Gain or loss in the market price of the securities loaned that may occur during the term of the loan are reflected in the value of the Portfolio. The risks from securities lending are that the borrower may not provide additional collateral when required or return the securities when due or when called for by the Portfolio. Lending securities entails a risk of loss to the Portfolio if and to the extent that the market value of securities loans were to increase, the borrower did not increase the collateral accordingly, and the borrower fails to return the securities. U.S. Bank N.A., the Portfolios’ custodian, acts as the securities lending agent for the Portfolios. The value of the securities on loan and the cash collateral at December 31,

Wilshire Mutual Funds, Inc. Notes to Financial Statements - (Continued) December 31, 2020

2020 are shown on the Statements of Assets and Liabilities. Shares of the First American Government Obligations Fund – Class X were purchased with proceeds from cash collateral received from securities on loan from January 1, 2020 through August 26, 2020. A U.S. Bank Money Market Deposit Account was used for this purpose from August 27, 2020 through December 31, 2020.

The following table is a summary of the Portfolios’ securities lending transactions accounted for as secured borrowings with cash collateral of overnight and continuous maturities as of December 31, 2020:

Portfolio	Gross Amount of Recognized Assets (Value of Securities on Loan)	Value of Cash Collateral Received*
Large Company Growth Portfolio	$324,985	$324,985
Large Company Value Portfolio	4,292,176	4,292,176
Small Company Growth Portfolio	3,502,057	3,502,057
Small Company Value Portfolio	779,363	779,363
Wilshire 5000 IndexSM Fund	2,430,769	2,430,769
Wilshire International Equity Fund	327,500	327,500
Wilshire Income Opportunities Fund	2,793,673	2,793,673

*	The amount of collateral reflected in the table above does not include any over collateralization received by the Portfolios.

Wilshire Mutual Funds, Inc. Notes to Financial Statements - (Continued) December 31, 2020

8. Capital Share Transactions.

Transactions in shares of the Portfolios are summarized below:

	LARGE COMPANY GROWTH PORTFOLIO		LARGE COMPANY VALUE PORTFOLIO		SMALL COMPANY GROWTH PORTFOLIO
	Year Ended December 31, 2020	Year Ended December 31, 2019	Year Ended December 31, 2020	Year Ended December 31, 2019	Year Ended December 31, 2020	Year Ended December 31, 2019
CAPITAL SHARE TRANSACTIONS:
Investment Class shares:
Shares sold	37,293	17,352	27,401	21,735	15,609	51,338
Shares issued as reinvestment of distributions	311,261	152,946	2,744	16,376	40,112	6,778
Shares redeemed	(255,209)	(212,802)	(52,958)	(34,716)	(58,652)	(71,466)
Net increase (decrease) in Investment Class shares outstanding	93,345	(42,504)	(22,813)	3,395	(2,931)	(13,350)
Shares outstanding at beginning of year	1,658,027	1,700,531	301,787	298,392	362,639	375,989
Shares outstanding at end of year	1,751,372	1,658,027	278,974	301,787	359,708	362,639

Institutional Class shares:
Shares sold	1,206,598	232,393	3,843,478	673,699	145,605	215,350
Shares issued as reinvestment of distributions	597,865	254,132	96,914	472,350	114,726	24,817
Shares redeemed	(1,530,427)	(1,145,618)	(3,722,688)	(2,511,462)	(981,417)	(327,233)
Net increase (decrease) in Institutional Class shares outstanding	274,036	(659,093)	217,704	(1,365,413)	(721,086)	(87,066)
Shares outstanding at beginning of year	3,406,739	4,065,832	9,368,308	10,733,721	1,794,809	1,881,875
Shares outstanding at end of year	3,680,775	3,406,739	9,586,012	9,368,308	1,073,723	1,794,809

Wilshire Mutual Funds, Inc. Notes to Financial Statements - (Continued) December 31, 2020

	SMALL COMPANY VALUE PORTFOLIO		WILSHIRE 5000 INDEXSM FUND		WILSHIRE INTERNATIONAL EQUITY FUND
	Year Ended December 31, 2020	Year Ended December 31, 2019	Year Ended December 31, 2020	Year Ended December 31, 2019	Year Ended December 31, 2020	Year Ended December 31, 2019
CAPITAL SHARE TRANSACTIONS:
Investment Class shares:
Shares sold	29,781	33,323	598,993	396,564	35,328	79,760
Shares issued as reinvestment of distributions	5,566	1,571	545,160	331,886	12,672	2,724
Shares redeemed	(38,690)	(54,132)	(1,683,116)	(880,750)	(80,868)	(152,014)
Net increase (decrease) in Investment Class shares outstanding	(3,343)	(19,238)	(538,963)	(152,300)	(32,868)	(69,530)
Shares outstanding at beginning of year	245,081	264,319	7,068,752	7,221,052	229,708	299,238
Shares outstanding at end of year	241,738	245,081	6,529,789	7,068,752	196,840	229,708

Institutional Class shares:
Shares sold	356,079	326,769	701,027	92,501	2,513,242	3,387,005
Shares issued as reinvestment of distributions	35,590	17,611	150,242	70,887	1,721,659	509,092
Shares redeemed	(1,275,950)	(410,950)	(675,836)	(136,021)	(13,840,388)	(11,022,296)
Net increase (decrease) in Institutional Class shares outstanding	(884,281)	(66,570)	175,433	27,367	(9,605,487)	(7,126,199)
Shares outstanding at beginning of year	2,466,525	2,533,095	1,755,703	1,728,336	34,635,179	41,761,378
Shares outstanding at end of year	1,582,244	2,466,525	1,931,136	1,755,703	25,029,692	34,635,179

Wilshire Mutual Funds, Inc. Notes to Financial Statements - (Continued) December 31, 2020

	WILSHIRE INCOME OPPORTUNITIES FUND
	Year Ended December 31, 2020	Year Ended December 31, 2019
CAPITAL SHARE TRANSACTIONS:
Investment Class shares:
Shares sold	48,826	66,725
Shares issued as reinvestment of distributions	7,094	6,200
Shares redeemed	(47,095)	(78,106)
Net increase (decrease) in Investment Class shares outstanding	8,825	(5,181)
Shares outstanding at beginning of year	183,515	188,696
Shares outstanding at end of year	192,340	183,515

Institutional Class shares:
Shares sold	7,412,124	2,899,800
Shares issued as reinvestment of distributions	1,162,900	1,176,240
Shares redeemed	(7,385,737)	(7,346,457)
Net increase (decrease) in Institutional Class shares outstanding	1,189,287	(3,270,417)
Shares outstanding at beginning of year	28,488,451	31,758,868
Shares outstanding at end of year	29,677,738	28,488,451

9. Significant Shareholders.

On December 31, 2020, the Portfolios had the following concentrations of shareholders holding 10% or more of the outstanding shares of the Portfolios. These represent omnibus shareholder accounts comprised of many individual shareholders.

Portfolio
Large Company Growth Portfolio (4 omnibus shareholders)	85%
Large Company Value Portfolio (3 omnibus shareholders)	80%
Small Company Growth Portfolio (5 omnibus shareholders)	86%
Small Company Value Portfolio (5 omnibus shareholders)	94%
Wilshire 5000 IndexSM Fund (3 omnibus shareholders)	73%
Wilshire International Equity Fund (3 omnibus shareholders)	82%
Wilshire Income Opportunities Fund (3 omnibus shareholders)	79%

Wilshire Mutual Funds, Inc. Notes to Financial Statements - (Continued) December 31, 2020

As of December 31, 2020, an affiliated investment company, also advised by the Adviser, owned the following amounts of the outstanding shares of the Portfolios:

Portfolio
Large Company Growth Portfolio	32%
Large Company Value Portfolio	51%
Small Company Growth Portfolio	26%
Small Company Value Portfolio	29%
Wilshire 5000 IndexSM Fund	0%
Wilshire International Equity Fund	50%
Wilshire Income Opportunities Fund	42%

10. Tax Information.

No provision for federal income taxes is required because each Portfolio has qualified and intends to continue to qualify as a regulated investment company under Subchapter M of the Code and distributes to shareholders all of its taxable income and net realized gains. Federal income tax regulations differ from U.S. GAAP; therefore, distributions determined in accordance with tax regulations may differ in amount or character from net investment income and realized gains for financial reporting purposes. Financial reporting records are adjusted for permanent book/tax differences to reflect tax character. Financial records are not adjusted for temporary differences.

The Portfolios evaluate tax positions taken or expected to be taken in the course of preparing the Portfolios’ tax returns to determine whether it is “more-likely than-not” (i.e., greater than 50 percent) that each tax position will be sustained upon examination by a taxing authority based on the technical merits of the position. Tax positions not deemed to meet the more-likely-than-not threshold are recorded as a tax benefit or expense in the current year. The Portfolios did not record any tax provision in the current period. However, management’s conclusions regarding tax positions taken may be subject to review and adjustment at a later date based on factors including, but not limited to, examination by tax authorities of returns filed within the past three years and on-going analysis of and changes to tax laws, regulations and interpretations thereof.

Wilshire Mutual Funds, Inc. Notes to Financial Statements - (Continued) December 31, 2020

The federal tax cost of portfolio securities including derivatives and unrealized appreciation and depreciation and the components of accumulated earnings (losses) for income tax purposes as of December 31, 2020 for each Portfolio are as follows:

	Large Company Growth Portfolio	Large Company Value Portfolio	Small Company Growth Portfolio	Small Company Value Portfolio
Tax cost of Investments	127,972,258	150,499,391	29,297,948	35,247,769
Unrealized Appreciation	119,971,230	41,401,023	19,577,482	7,369,756
Unrealized Depreciation	(3,732,414)	(10,014,995)	(1,327,330)	(3,220,886)
Net unrealized appreciation (depreciation)	116,238,816	31,386,028	18,250,152	4,148,870

Undistributed Ordinary Income	2,918,325	2,881,271	—	215,325
Undistributed Long-Term Capital Gain	9,817,129	—	1,479,686	—
Distributable earnings	12,735,454	2,881,271	1,479,686	215,325

Other accumulated gain/(loss)	—	(9,955,055)	—	(4,918,151)

Total accumulated gain/(loss)	128,974,270	24,312,244	19,729,838	(553,956)

	Wilshire 5000 IndexSM Fund	Wilshire International Equity Fund	Wilshire Income Opportunities Fund
Tax cost of Investments	51,932,991	226,974,224	292,093,529
Unrealized Appreciation	162,435,413	80,892,538	17,438,481
Unrealized Depreciation	(3,715,987)	(21,205,110)	(10,388,122)
Net unrealized appreciation (depreciation)	158,719,426	59,687,428	7,050,359

Undistributed Ordinary Income	—	9,863,375	—
Undistributed Long-Term Capital Gain	2,690,682	5,063,258	1,224,171
Distributable earnings	2,690,682	14,926,633	1,224,171

Other accumulated gain/(loss)	—	106,291	(94,296)

Total accumulated gain/(loss)	161,410,108	74,720,352	8,180,234

The differences between book and tax-basis unrealized appreciation (depreciation) are attributable primarily to the tax deferral of losses on wash sales, significant debt modifications, royalty trust basis adjustments, and investment in passive foreign investment companies.

At December 31, 2020, the Wilshire Income Opportunities Fund had a late year loss deferral of $197,799.

Wilshire Mutual Funds, Inc. Notes to Financial Statements - (Continued) December 31, 2020

The tax character of distributions declared during the years ended ended December 31, 2020 and December 31, 2019 was as follows:

Portfolio	2020 Ordinary Income	2020 Long-Term Capital Gains	2019 Ordinary Income	2019 Long-Term Capital Gains
Large Company Growth Fund	$8,824,692	$35,147,988	$—	$18,546,479
Large Company Value Portfolio	67	1,933,593	3,559,414	7,871,653
Small Company Growth Portfolio	—	4,964,873	—	1,111,412
Small Company Value Portfolio	—	891,720	520,092	10,887
Wilshire 5000 Index Fund	2,304,011	16,031,498	2,724,287	7,288,879
Wilshire International Equity Fund	429,361	20,222,941	6,505,347	—
Wilshire Income Opportunities Fund	11,767,486	—	12,358,669	—

The Fund designated as long-term capital gain dividend, pursuant to Internal Revenue Code Section 852(b)(3), the amount necessary to reduce the earnings and profits of the Fund related to net capital gain to zero for the tax year ended December 31, 2020.

As of December 31, 2020, Large Company Value Portfolio and Small Company Value Portfolio had the following capital loss carryforwards (“CLCFs”) for federal income tax purposes which do not expire:

Portfolio	Short-Term Loss	Long-Term Loss	Total
Large Company Value Portfolio	$5,977,441	$3,977,644	$9,955,085
Small Company Value Portfolio	$4,454,603	$463,548	$4,918,151

These CLCFs may be utilized in the current and futures years to offset net realized capital gains, if any, prior to distributing such gains to shareholders. During the year ended December 31, 2020, Wilshire International Equity Fund utilized $844,411 of capital loss carryforward.

For the year ended December 31, 2020, the following reclassifications were made on the Statements of Assets and Liabilities as a result of permanent differences between income tax regulations and GAAP:

	Large Company Growth Portfolio	Large Company Value Portfolio	Small Company Growth Portfolio	Small Company Value Portfolio
Accumulated earnings (deficit)	$—	$(2)	$320,593	$—
Paid-in capital	$—	$2	$(320,593)	$—

Wilshire Mutual Funds, Inc. Notes to Financial Statements - (Continued) December 31, 2020

	Wilshire 5000 IndexSM Fund	Wilshire International Equity Fund	Wilshire Income Opportunities Fund
Accumulated earnings (deficit)	$(28)	$(40,223)	$6,221
Paid-in capital	$28	$40,223	$(6,221)

Such reclassifications, primarily related to net operating losses, are the result of permanent differences between financial statement and income tax reporting requirements and had no effect on each Portfolio’s net assets or NAV per share.

11. Indemnifications.

In the normal course of business, the Company, on behalf of the Portfolios, enters into contracts that provide general indemnifications. The Portfolios’ maximum exposure under these arrangements is dependent on claims that may be made against the Portfolios in the future and, therefore, cannot be estimated; however, based on experience, the risk of material loss from such claims is considered remote.

12. Certain Investment Risks.

Asset-backed securities (“ABS”) risk – Investors in ABS, including mortgage-backed securities (“MBS”) and structured finance investments, generally receive payments that are part interest and part return of principal. These payments may vary based on the rate at which the underlying borrowers pay off their loans or other future expected receivables of assets or cash flows. Some ABS, including MBS, may have structures that make their reaction to interest rates and other factors difficult to predict, making them subject to liquidity risk.

Collateralized debt obligation (“CDO”) risk – A CDO is an ABS whose underlying collateral is typically a portfolio of bonds, bank loans, other structured finance securities and/or synthetic instruments. Investors in CDOs bear the credit risk of the underlying collateral. Multiple tranches of securities are issued by the CDO, offering investors various maturity and credit risk characteristics. Tranches are categorized as senior, mezzanine, and subordinated/equity, according to their degree of risk. If there are defaults or the CDO’s collateral otherwise underperforms, scheduled payments to senior tranches take precedence over those of mezzanine tranches, and scheduled payments to mezzanine tranches take precedence over those to subordinated/equity tranches. CDOs are subject to the same risk of prepayment described for certain mortgage-related and ABS, and are subject to credit risk, interest rate risk and default risk. The market value of CDOs may be affected by changes in the market’s perception of the creditworthiness of the servicing agent for the pool or the originator.

Wilshire Mutual Funds, Inc. Notes to Financial Statements - (Continued) December 31, 2020

Forward contracts risk – There may be an imperfect correlation between the price of a forward contract and the underlying security, index or currency which will increase the volatility of Wilshire Income Opportunities Fund’s NAV. The Portfolio bears the risk of loss of the amount expected to be received under a forward contract in the event of the default or bankruptcy of a counterparty. If such a default occurs, the Portfolio will have contractual remedies pursuant to the forward contract, but such remedies may be subject to bankruptcy and insolvency laws that could affect the Portfolio’s rights as a creditor. Forward currency transactions include risks associated with fluctuations in foreign currency.

Interest rate risk – For debt securities, interest rate risk is the possibility that the market price will fall because of changing interest rates. In general, debt securities’ market prices rise or fall inversely to changes in interest rates. If interest rates rise, bond market prices generally fall; if interest rates fall, bond market prices generally rise. In addition, for a given change in interest rates, the market price of longer-maturity bonds fluctuates more (gaining or losing more in value) than shorter-maturity bonds. There may be less governmental intervention in influencing interest rates in the near future. If so, it could cause an increase in interest rates, which would have a negative impact on the market prices of fixed income securities and could negatively affect a Portfolio’s NAV.

Credit risk – A Portfolio’s debt instruments are subject to credit risk, which is the risk that an issuer will be unable, or will be perceived to be unable, to repay its obligations at maturity. Funds that invest primarily in high quality securities generally are subject to less credit risk than funds that invest in lower quality securities. Certain securities are backed by credit enhancements from various financial institutions and financial guarantee assurance agencies. These credit enhancements reinforce the credit quality of the individual securities; however, if any of the financial institutions or financial guarantee assurance agencies’ credit quality should deteriorate, it could cause the individual security’s credit quality to change. Additionally, if a Portfolio concentrates its credit enhancements in any one financial institution, the risk of credit quality deterioration increases. The value of ABS may be affected by the credit risk of the servicing agent for the pool, the originator of the loans or receivables, or the financial institution(s) providing the credit support. In addition to credit risk, ABS and other securities with early redemption features are subject to pre-payment risk. During periods of declining interest rates, prepayment of loans underlying ABS can be expected to accelerate or an issuer may retire an outstanding bond early to reduce interest costs. A Portfolio’s ability to maintain positions in such securities will be affected by reductions in the principal amount of such securities resulting from prepayments, and its ability to reinvest the returns of principal at comparable yields is subject to generally prevailing interest rates at that time.

Wilshire Mutual Funds, Inc. Notes to Financial Statements - (Continued) December 31, 2020

Counterparty credit risk – Counterparty credit risk is the risk that a counterparty to a financial instrument will fail on a commitment that it has entered into with a Portfolio. A Portfolio’s Sub-Adviser seeks to minimize counterparty credit risk by monitoring the creditworthiness of each counterparty on an ongoing basis.

Foreign security risk – Wilshire International Equity Fund and Wilshire Income Opportunities Fund invest in securities of foreign issuers in various countries. These investments may involve certain considerations and risks not typically associated with investments in the United States as a result of, among other factors, the possibility of future political and economic developments and the level of governmental supervision and regulation of securities markets in foreign countries. The market values of the Portfolios’ investments will change in response to interest rate changes and other factors. During periods of falling interest rates, the values of fixed income securities generally rise. Conversely, during periods of rising interest rates, the values of such securities generally decline.

Changes by recognized rating agencies in the ratings of any fixed income security and in the ability of an issuer to make payments of interest and principal may also affect the value of these investments. Also, the ability of the issuers of debt securities held by the Portfolios to meet their obligations may be affected by economic and political developments in a specific country, industry or region.

Investments in Loans Risk – Investments in loans involve special types of risks, including credit risk, interest rate risk, counterparty risk and prepayment risk. Loans may offer a fixed or floating interest rate. Loans are often generally below investment grade and may be unrated. Loans may be difficult to value and some can be subject to liquidity risk.

Sector Risk – If a Portfolio has significant investments in the securities of issuers in industries within a particular sector, any development affecting that sector will have a greater impact on the value of the net assets of the Portfolio than would be the case if the Portfolio did not have significant investments in that sector. In addition, this may increase the risk of loss of an investment in the Portfolio and increase the volatility of the Portfolio’s NAV per share. From time to time, circumstances may affect a particular sector and the companies within such sector. For instance, economic or market factors, regulation or deregulation, or other developments may negatively impact all companies in a particular sector and therefore the value of a Portfolio’s holdings would be adversely affected. As of December 31, 2020, Large Company Growth Portfolio had 34.8% of the value of its net assets invested in stocks within the Information Technology sector; Small Company Growth Portfolio had 31.2% and 29.3% of the value of its net assets invested in stocks within the Health Care and Information Technology sectors, respectively; Small Company Value Portfolio had 30.2% of the value of its net assets invested in stocks within the Financials sector; and the Wilshire 5000 IndexSM Fund had 26.7% of its net assets invested in stocks within the Information Technology sector.

Wilshire Mutual Funds, Inc. Notes to Financial Statements - (Continued) December 31, 2020

A more complete description of risks is included in each Portfolio’s prospectus and Statement of Additional Information.

13. Contingencies.

Wilshire 5000 IndexSM Fund was named as a defendant and a putative member of a proposed defendant class of shareholders in a lawsuit filed on December 7, 2010 in the U.S. Bankruptcy Court for the District of Delaware, and on March 6, 2012 in the District Court for the Southern District of New York, in connection with Tribune Company’s Chapter 11 bankruptcy proceeding. The 2010 lawsuit was brought by the Official Committee of Unsecured Creditors of the Tribune Company and the 2012 lawsuit was brought by Deutsche Bank, as trustee for senior noteholders of Tribune Company. Both lawsuits relate to a leveraged buyout transaction by which Tribune Company converted to a privately-held company in 2007 less than a year prior to Tribune Company’s bankruptcy filing. The putative defendant class is comprised of beneficial owners of shares of Tribune Company who meet certain jurisdictional requirements and received proceeds of the leveraged buyout. The plaintiffs seek to recover those proceeds, together with interest and attorneys’ fees and expenses, as fraudulent transfers under the Bankruptcy Act or various state laws. In 2013, the Complaint in the 2012 lawsuit was dismissed and the Second Circuit Court of Appeals affirmed the dismissal and the plaintiffs filed a petition for review by the Supreme Court. In April 2018, the Supreme Court deferred consideration of the petition to allow the Second Circuit to consider whether it would be appropriate to vacate the judgment in light of a 2018 Supreme Court decision in another case. On December 19, 2019, the Second Circuit issued an amended opinion that again affirmed the dismissal. The Second Circuit denied a motion for a rehearing filed by the plaintiff on February 6, 2020. On July 6, 2020, the plaintiffs filed a petition for a writ of certiorari with the United States Supreme Court. The Supreme Court has not yet ruled on the petition for a writ of certiorari. The Adviser does not expect the Portfolio to be materially impacted by the lawsuits.

14. Other Risks

The global outbreak of coronavirus disease 2019 (“COVID-19”) has disrupted global economic markets and adversely affected individual companies and investment products. The prolonged economic impact of COVID-19 is uncertain. The operational and financial performance of the issuers of securities in which the Portfolio invest depends on future developments, including the duration and spread of the outbreak, and such uncertainty may in turn impact the value of the Portfolios’ investments.

Wilshire Mutual Funds, Inc. Notes to Financial Statements - (Continued) December 31, 2020

15. Subsequent Event Evaluation.

The Portfolios have evaluated the need for additional disclosures and/or adjustments resulting from subsequent events through the date these financial statements were issued. Based on this evaluation, no additional disclosures and/or adjustments were required to these financial statements except as follows:

The Board of Directors approved a $75,000,000 umbrella line of credit (the “Line”) for Wilshire Mutual Funds, Inc. and Wilshire Global Allocation Fund on December 21, 2020. The Line, is uncommitted and senior secured with U.S. Bank N.A. The Line serves as a temporary liquidity service to meet redemption requests that otherwise might require the untimely disposition of securities. The Line became effective January 8, 2021 and has a one-year term. The interest rate is prime rate.

On January 8, 2021, the Board approved a subadvisory agreement between Wilshire and Massachusetts Financial Services Company (d/b/a MFS Investment Management), effective January 20, 2021, with respect to the Large Company Value Portfolio. Effective on or about January 21, 2021, Barrow, Hanley, Mewhinney & Strauss, LLC (“BHMS”) was terminated as a subadviser to the Large Company Value Portfolio.

On September 30, 2020, the Adviser entered into an agreement with Monica HoldCo (US), Inc. (the “Acquirer”), under which the Acquirer, subject to satisfaction of certain conditions, acquired the Adviser (the “Transaction”). The Transaction closed on January 8, 2021. The Acquirer is a newly incorporated corporation under Delaware law. Through various holding company structures, the Acquirer is controlled by CC Capital Partners, LLC and Motive Capital Management, LLC (collectively, the “Buying Group”). On January 8, 2021, the Adviser changed its name to Wilshire Advisors LLC.

Wilshire Mutual Funds, Inc. Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Directors of
Wilshire Mutual Funds, Inc.

Opinion on the Financial Statements

We have audited the accompanying statements of assets and liabilities, including the condensed schedules of investments and schedules of futures contracts, total return swaps, forward foreign currency contracts, written options, centrally cleared credit default swaps and credit default swaptions, of Wilshire Mutual Funds, Inc. comprising Large Company Growth Portfolio, Large Company Value Portfolio, Small Company Growth Portfolio, Small Company Value Portfolio, Wilshire 5000 IndexSM Fund, Wilshire International Equity Fund, and Wilshire Income Opportunities Fund (“the Funds”) as of December 31, 2020, the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the related notes, and the financial highlights for each of the four years in the period then ended (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the each of the Funds as of December 31, 2020, the results of their operations for the year then ended, the changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the four years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

The Funds’ financial highlights for the year ended December 31, 2016, were audited by other auditors whose report dated February 28, 2017, expressed an unqualified opinion on those financial highlights.

Basis for Opinion

These financial statements are the responsibility of the Funds’ management. Our responsibility is to express an opinion on the Funds’ financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2020, by correspondence with the custodian, agent banks, counterparties and brokers or by other appropriate auditing procedures where replies from counterparties, brokers or agent banks were

Wilshire Mutual Funds, Inc. Report of Independent Registered Public Accounting Firm - (Continued)

not received. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

We have served as the Funds’ auditor since 2017.

COHEN & COMPANY, LTD.
Cleveland, Ohio
March 1, 2021

Wilshire Mutual Funds, Inc. Additional Fund Information (Unaudited)

DIRECTORS AND OFFICERS

The Board of Directors, four of whom are not considered “interested persons” of the Company within the meaning of the 1940 Act (the “Independent Directors”), has responsibility for the overall management and operations of the Company. The Board establishes the Company’s policies and meets regularly to review the activities of the officers, who are responsible for day-to-day operations of the Company.

Set forth below are the names of the Directors and executive officers of the Company, their ages, business addresses, positions and terms of office, their principal occupations during the past five years, and other directorships held by them, including directorships in public companies. The address of each Director and officer is 1299 Ocean Avenue, Suite 700, Santa Monica, CA 90401.

Name and Age as of April 30, 2020	Position Held with the Company	Term of Office(1) and Length of Time Served	Principal Occupations During the Past Five Years	Number of Funds/ Funds in Complex Overseen by Director	Other Directorships Held by Director Over the Past Five Years
NON-INTERESTED DIRECTORS
Roger A. Formisano, 72	Director	Since 2002	Retired; formerly Vice President, University Medical Foundation, (2006 to 2018); formerly Director, The Center for Leadership and Applied Business, UW-Madison School of Business; Principal, R.A. Formisano & Company, LLC	8	Wilshire Variable Insurance Trust (1 Fund)
Edward Gubman, 70	Director	Since 2011	Retired; formerly Founder and Principal, Strategic Talent Solutions (2004 to 2009); Consultant, Gubman Consulting (2001 to 2003); Account Manager and Global Practice Leader, Hewitt Associates (1983 to 2000)	8	Wilshire Variable Insurance Trust (1 Fund)
Elizabeth A. Levy-Navarro, 57	Director	Since 2019	Independent Corporate Advisor, Summit Strategy (since 2018); Chief Executive Officer, Orrington Strategies (2002-2017); Partner, Practice Leader, and Operating Committee Member for a division of Nielsen Holdings (1993-2002).	8	Wilshire Variable Insurance Trust (1 Fund)

Wilshire Mutual Funds, Inc. Additional Fund Information (Unaudited) - (Continued)

Name and Age as of April 30, 2020	Position Held with the Company	Term of Office(1) and Length of Time Served	Principal Occupations During the Past Five Years	Number of Funds/ Funds in Complex Overseen by Director	Other Directorships Held by Director Over the Past Five Years
Suanne K. Luhn, 66	Director	Since 2008	Retired; formerly Chief Compliance Officer, Bahl & Gaynor (investment adviser) (1990 to 2006)	8	Wilshire Variable Insurance Trust (1 Fund)
George J. Zock, 70	Director, Chairperson of the Board	Since 2006	Independent Consultant; Consultant, Horace Mann Service Corporation (2004 to 2005); Executive Vice President, Horace Mann Life Insurance Company and Horace Mann Service Corporation (1997 to 2003)	8	Wilshire Variable Insurance Trust (1 Fund); Armed Forces Insurance Exchange
INTERESTED DIRECTOR and PRESIDENT
Jason Schwarz,(2) 46	Director and President	Director since 2018/ President since 2012	President, Wilshire Advisors LLC (since 2021); Chief Operating Officer, Wilshire Advisors LLC (since 2020) President, Wilshire Funds Management (2014-2020); President, Wilshire Analytics (2017-2020); Managing Director, Head of Wilshire Funds Management’s Client Service, Sales, Marketing and Distribution functions (2005-2014)	8	Wilshire Variable Insurance Trust (1 Fund)
OFFICERS
Benkai Bouey, 50	Chief Compliance Officer	Since 2015	Chief Compliance Officer, Wilshire Advisors LLC. (since 2012); Attorney, Benkai Bouey, Attorney at Law (2010-2013); Client Relationship Manager, Horizon Asset Management, Inc. (2008 to 2010)	N/A	N/A
Reena S. Lalji, 49	Secretary	Since 2009	General Counsel, Wilshire Advisors LLC (since 2009); Senior Counsel, Royal Bank of Canada (2003 to 2008)	N/A	N/A

Wilshire Mutual Funds, Inc. Additional Fund Information (Unaudited) - (Continued)

Name and Age as of April 30, 2020	Position Held with the Company	Term of Office(1) and Length of Time Served	Principal Occupations During the Past Five Years	Number of Funds/ Funds in Complex Overseen by Director	Other Directorships Held by Director Over the Past Five Years
Nathan R. Palmer, 45	Vice President	Since 2011

Managing Director, Wilshire Funds Management (since 2011); Senior Investment Management Associate, Convergent Wealth Advisors (2009 to 2010); Director of Public Markets, Investment Office, California Institute of Technology (2008 to 2009). Treasury Manager, Retirement Investments, Intel Corporation (2004 to 2008)

				N/A	N/A
Michael Wauters, 54	Treasurer	Since 2009	Managing Director - Finance, Wilshire Advisors LLC (since 2021); Controller, (2009 to 2012); Assistant Vice President- Financial Operations, Pacific Life Insurance Company (2000 to 2009)	N/A	N/A
Josh Emanuel, 41	Vice President	Since 2015

Chief Investment Officer - Global Investment Management (since 2021); Managing Director, Wilshire Advisors LLC (since 2015); Chief Investment Officer, Wilshire Funds Management (since 2015); Chief Investment Officer, The Elements Financial Group, LLC (2010-2015)

				N/A	N/A
Suehyun Kim, 43	Vice President	Since 2019	Vice President, Wilshire Advisors LLC (since 2018); Director, Cetera Financial Group (2011-2018)	N/A	N/A

(1)

Each Director serves until the next shareholders’ meeting (and until the election and qualification of a successor), or until death, resignation, removal or retirement which takes effect no later than May 1 following his or her 75th birthday. Officers are elected by the Board on an annual basis to serve until their successors have been elected and qualified.

(2)	Mr. Schwarz is considered an Interested Director because he is an officer of Wilshire.

Wilshire Mutual Funds, Inc. Additional Fund Information (Unaudited) - (Continued)

Information on Proxy Voting

A description of policies and procedures that the Portfolios use to determine how to vote proxies relating to portfolio securities, along with each Portfolio’s proxy voting record relating to portfolio securities held during most recent 12-month period ended June 30, is available at no charge, upon request by calling (866) 591-1568, by e-mailing us at http://advisor.wilshire.com or on the SEC’s website at www.sec.gov.

Information on Form N-PORT

The Company files its complete schedule of portfolio holdings with the SEC as of the end of the first and third quarters of each fiscal year on Form N-PORT. The Company’s Forms N-PORT are available on the SEC’s website at www.sec.gov.

Householding Policy

In order to reduce printing and mailing expenses, only one copy of each prospectus, annual and semi-annual report will be sent to all related accounts at a common address, unless you have indicated otherwise on your Account Application. Shareholders may revoke their consent to householding at any time by calling (866) 591-1568. Upon receipt of a shareholder’s revocation, the Company will begin mailing individual copies of the above-referenced documents to the shareholder’s attention within 30 days.

Wilshire Mutual Funds, Inc. Tax Information (Unaudited)

For the year ended December 31, 2020, the Portfolios designated the following long-term capital gain distributions:

Portfolio	Amount
Large Company Growth Fund	$35,147,988
Large Company Value Portfolio	$1,933,660
Small Company Growth Portfolio	$4,964,873
Small Company Value Portfolio	$891,720
Wilshire 5000 Index Fund	$16,031,498
Wilshire Income Opportunities Fund	$—
Wilshire International Equity Fund	$20,222,941

Of the distributions made by the following Portfolios, the corresponding percentages represent the amount of each distribution which will qualify for the dividends received deduction available to corporate shareholders:

Portfolio	Percentage
Large Company Growth Fund	7.79%
Large Company Value Portfolio	0.00%
Small Company Growth Portfolio	0.00%
Small Company Value Portfolio	0.00%
Wilshire 5000 Index Fund	100.00%
Wilshire Income Opportunities Fund	19.80%
Wilshire International Equity Fund	1.24%

Pursuant to the Jobs and Growth Tax Relief Reconciliation Act of 2003, and as extended by Tax Relief, Unemployment Insurance Reauthorization and Jobs Creation Act of 2010, the Portfolios designated the following percentages of their income dividends distributed in 2020 as qualified dividend income as defined in Section 1(h)(II) of the Internal Revenue Code.

Portfolio	Percentage
Large Company Growth Fund	8.69%
Large Company Value Portfolio	0.00%
Small Company Growth Portfolio	0.00%
Small Company Value Portfolio	0.00%
Wilshire 5000 Index Fund	100.00%
Wilshire Income Opportunities Fund	20.50%
Wilshire International Equity Fund	100.00%

Wilshire Mutual Funds, Inc. Tax Information (Unaudited) - (continued)

Pursuant to the American Jobs Creation Act of 2004, and as extended by Tax Relief, Unemployment Insurance Reauthorization and Jobs Creation Act of 2010, the Portfolios listed below designated the following percentages of short-term capital gain distributions as qualified short-term capital gain that is exempt from U.S. withholding tax when paid to foreign investors.

Portfolio	Percentage
Large Company Growth Fund	97.97%
Large Company Value Portfolio	0.00%
Small Company Growth Portfolio	0.00%
Small Company Value Portfolio	0.00%
Wilshire 5000 Index Fund	0.00%
Wilshire Income Opportunities Fund	9.49%
Wilshire International Equity Fund	0.00%

Foreign Tax Credit Pass Through

The Portfolios intend to elect to pass through to shareholders the income tax credit for taxes paid to foreign countries. Wilshire International Equity Fund’s foreign source income per share was $0.24 and the foreign tax expense per share was $0.03 per share. The pass-through of the foreign tax credit will only affect those persons who are shareholders on the dividend record date in December 2020. These shareholders will receive more detailed information along with their 2020 Form 1099-DIV.

Wilshire Mutual Funds, Inc. (the “Fund” and each series thereof, a “Portfolio”) Board Approval of Advisory Agreements (Unaudited)

On September 30, 2020 Wilshire Associates Incorporated (“Wilshire”), the investment adviser to the Portfolios, entered into an agreement with Monica HoldCo (US), Inc. (the “Acquirer”), under which the Acquirer, subject to satisfaction of certain conditions, acquired Wilshire (the “Transaction”). The Transaction closed on January 8, 2021. The Acquirer is a newly incorporated corporation under Delaware law. Through various holding company structures, the Acquirer is controlled by CC Capital Partners, LLC and Motive Capital Management, LLC (collectively, the “Buying Group”)

At meetings on August 24, 2020, September 23, 2020 and October 7, 2020 (the “Meetings”), the Board of Directors (the “Board” and each director thereof, a “Board Member”) of the Fund discussed with representatives of Wilshire and, at the September 23, 2020 meeting, with certain representatives of the Buying Group the Transaction and the Buying Group’s plans and intentions regarding the Fund and Wilshire’s asset management business. The Board was advised that the Transaction, if completed, would constitute a change of control under the Investment Company Act of 1940, as amended, that would result in the termination of the investment advisory agreement between the Fund, on behalf of each Portfolio, and Wilshire (the “Current Advisory Agreement”). As a result, the Board was requested to approve a new investment advisory agreement between the Fund, on behalf of each Portfolio, and Wilshire (the “New Advisory Agreement”).

At its October 7, 2020 meeting, the Board, including a majority of the Board Members who are not “interested persons,” as defined in the 1940 Act (the “Independent Board Members”), approved the New Advisory Agreement between the Fund, on behalf of each Portfolio, and Wilshire. The Board’s evaluation of the New Advisory Agreement reflected the information provided specifically in connection with its review of the New Advisory Agreement, as well as, where relevant, information that was previously furnished to the Board in connection with the most recent renewal of the Current Advisory Agreement in November 2019 and at other Board meetings throughout the prior year. As part of their review process, the Independent Board Members were represented by independent legal counsel (“Independent Legal Counsel”), from whom the Independent Board Members received separate legal advice and with whom they met separately. Independent Legal Counsel reviewed and discussed with the Independent Board Members various key aspects of the Board Members’ legal responsibilities relating to the approval of the New Advisory Agreement and advised them of the relevant legal standards.

Information Requested and Received

At the direction of the Independent Board Members, Independent Legal Counsel sent a due diligence request list to Wilshire requesting information regarding the Transaction and the New Advisory Agreement to be provided to the Board in advance of the Meetings.

In response to the request for information, the Board Members received information from Wilshire regarding the factors underlying its recommendation to approve the New Advisory Agreement. In particular, the Board Members received information from Wilshire as to each Portfolio describing: (i) any anticipated changes in the nature, extent and

Wilshire Mutual Funds, Inc. (the “Fund” and each series thereof, a “Portfolio”) Board Approval of Advisory Agreements (Unaudited) - (continued)

quality of services to be provided as a result of the Transaction; (ii) information about the financial condition of Wilshire post-Transaction and its ability to provide the contracted-for services under the New Advisory Agreement; (iii) the investment performance of the Portfolios as provided by Wilshire based upon data gathered from the Morningstar Direct database (“Morningstar”); (iv) the costs of services provided and estimated profits realized by Wilshire; (v) the extent to which economies of scale are realized as the Portfolio grows; (vi) whether any economies of scale may be shared with the Portfolios’ shareholders as a result of the Transaction; (vii) comparisons of amounts paid by other registered investment companies as provided by Wilshire based upon data gathered from Morningstar; and (viii) fall-out benefits realized by Wilshire from its relationship with the Portfolios. The Board also requested and received information about the Buying Group and the Acquirer as well as the terms of the Transaction. The Independent Board Members also received a memorandum from Independent Legal Counsel describing their duties in connection with advisory contract proposals and with respect to the Transaction, and they were assisted in their review by Independent Legal Counsel.

Factors Considered

In connection with its deliberations regarding the New Advisory Agreement, the Board considered such information and factors as it believed to be relevant in the exercise of its business judgment. As described below, the Board considered the nature, extent and quality of the services to be performed by Wilshire under the New Advisory Agreement and performed by Wilshire under the Current Advisory Agreement; comparative fees as provided by Wilshire; the profits realized by Wilshire; the potential for economies of scale as a result of the Transaction; and whether any fall-out benefits are being realized by Wilshire or will be realized as a result of the Transaction. The Board was advised that the Portfolios would not bear the costs of obtaining shareholder approval of the New Advisory Agreement, including proxy solicitation costs, legal fees and the costs of printing and mailing the proxy statement, regardless of whether the Transaction was consummated. The Board considered that the terms of the New Advisory Agreement were substantially similar to the Current Advisory Agreement and that the Board had considered and approved the renewal of the Current Advisory Agreement in November 2019. The Board also considered that the Current Advisory Agreement were the product of multiple years of review and negotiation and information received and considered by the Board in the exercise of its business judgment during those years. The Board also took into account the various materials received from Wilshire, its discussions with management and representatives of the Buying Group and the guidance provided by Independent Legal Counsel in private sessions at which no representatives of Wilshire or the Buying Group were present.

Recognizing that the evaluation process with respect to the services provided by Wilshire is an ongoing one, the Board also considered information reviewed by the Board during the year at other Board and Board committee meetings. The Board considered

Wilshire Mutual Funds, Inc. (the “Fund” and each series thereof, a “Portfolio”) Board Approval of Advisory Agreements (Unaudited) - (continued)

the foregoing information and all materials provided in the context of its accumulated experience governing the Portfolios and weighed the factors and standards discussed with Independent Legal Counsel.

In deciding to approve the New Advisory Agreement, the Board did not identify any single factor as all-important or controlling and each Board Member, in the exercise of his or her business judgment, may attribute different weights to the various factors. The Board based its decision on the totality of the circumstances and relevant factors. This summary discusses the material factors and the conclusions with respect thereto that formed the basis for the Board’s approval and does not describe all of the matters considered. However, the Board concluded that each of the various factors referred to below favored such approval.

Based upon its evaluation of all materials provided, and its determination that it had received sufficient information to make an informed business decision with respect to the New Advisory Agreement, the Board concluded that it was in the best interests of each Portfolio to approve its New Advisory Agreement.

Nature, Extent and Quality of Services

With respect to the nature, extent and quality of services to be provided by Wilshire, the Board considered the functions currently performed by Wilshire, noting that Wilshire performs certain administrative functions on behalf of the Portfolios. The Board considered the experience and skills of the senior management leading Fund operations, the experience and skills of the key personnel performing the functions under the New Advisory Agreement and the resources made available to such personnel, including the compensation and retention plans for key executives and investment professionals. In evaluating the services provided by Wilshire, the Board took into account each Portfolio’s portfolio management structure, whereby Wilshire identifies, evaluates and oversees managers it believes are “best-in-class” to act as sub-adviser(s) to the Portfolio. Thus, the Board considered the capabilities and expertise of Wilshire’s personnel responsible for implementing the Portfolios’ investment strategies and considered the information provided by Wilshire regarding investment oversight and risk management processes. The Board considered Wilshire’s representation that there were no planned or expected changes to key positions or investment personnel related to the Portfolios as a result of the Transaction.

The Board considered the compliance program established by Wilshire and the level of compliance maintained for the Portfolios. In addition, the Board considered the regular reports it receives from the Portfolios’ Chief Compliance Officer regarding compliance policies and procedures established pursuant to Rule 38a-1 under the 1940 Act. The Board also considered Wilshire’s representation that there were no plans to change the manner in which the Portfolios were managed, operated, marketed or distributed, nor were there any planned changes to the Portfolios’ current compliance structure as a result of the Transaction.

Wilshire Mutual Funds, Inc. (the “Fund” and each series thereof, a “Portfolio”) Board Approval of Advisory Agreements (Unaudited) - (continued)

The Board considered Wilshire’s financial condition. The Board noted Wilshire’s statement that, while the operations of Wilshire are expected to continue with minimal change following the closing, Wilshire expects to benefit indirectly from the financial strength and significant information technology infrastructure resources of the Acquirer and the Buying Group. The Board also considered the financial support provided by Wilshire to each of Small Company Growth Portfolio, Small Company Value Portfolio, Large Company Growth Portfolio, Wilshire Income Opportunities Fund and Wilshire International Equity Fund pursuant to expense limitation agreements. In this connection, the Board reviewed information regarding the firm’s business plans and the Acquirer’s proposed investment in the firm. The Board also noted Wilshire and the Acquirer’s commitment to ensuring that sufficient resources will continue to be available in the future for servicing the Portfolios.

In connection with its evaluation of the quality of services to be provided by Wilshire, the Board reviewed information on the performance of the Investment Class shares of each actively managed Portfolio—i.e., each of the Portfolios, with the exception of the Wilshire 5000 Index Fund (the “Index Fund”)—for the annualized one-, three-, five- and ten-year periods ended June 30, 2020, as applicable, in comparison to a peer group of funds determined by Wilshire based upon the Morningstar database for the same periods.

With respect to the Index Fund, the Board took into account that, unlike the other Portfolios, its investment objective is to replicate as closely as possible the performance of an index, the Wilshire 5000 Index. In this regard, the Board noted that, in view of the distinctive investment objective of the Index Fund and the expectations of shareholders, the investment performance of the Index Fund in absolute terms was not of the relevance that normally attaches to the performance of actively managed Portfolios. Of greater relevance to the Board was the extent to which the Index Fund’s performance tracked its benchmark, and thus the Board focused its attention on the tracking error data provided by Wilshire—which was provided for the one-, three-, five- and ten-year periods ended June 30, 2020—and how the Index Fund compared to its peers in this respect. The Board noted that the Index Fund’s peer group consisted of other large cap funds (growth, blend and value) that passively replicate domestic equity benchmarks.

In general, the Board considered performance results in light of each Portfolio’s investment objective, strategies and risks, and the responsibilities of Wilshire, as disclosed in the Portfolio’s prospectus. As to Wilshire’s performance, the Board made the observations and considered the factors noted below.

Large Company Growth Portfolio

●

The Portfolio’s annualized return for each period reviewed was below its benchmark performance. Although, the Portfolio outperformed its peer group median for all periods reviewed, ranking in the third, third, second and third quintiles of its peer group for the one-, three-, five- and ten-year periods, respectively (the first quintile being the best performers and the fifth quintile being the worst performers).

Wilshire Mutual Funds, Inc. (the “Fund” and each series thereof, a “Portfolio”) Board Approval of Advisory Agreements (Unaudited) - (continued)

Large Company Value Portfolio

●

The Portfolio’s annualized return for each period reviewed was below the Portfolio’s benchmark performance. The Portfolio underperformed its peer group median for all periods reviewed, ranking in the fourth quintile of its peer group.

Small Company Growth Portfolio

●

The Portfolio’s annualized returns for the five- and ten-year periods were above its benchmark performance, and the Portfolio underperformed its benchmark for the one- and three-year periods. The Portfolio outperformed its peer group median for the ten-year period, ranking in the second quintile of its peer group. The Portfolio underperformed its peer group median for the one-, three- and five-year periods, ranking in the third, fourth and third quintiles, respectively, of its peer group.

Small Company Value Portfolio

●

Although the Portfolio’s annualized return for each period reviewed was below its benchmark performance, the Portfolio outperformed its peer group median for the ten-year period, ranking in the third quintile of its peer group. The Portfolio underperformed its peer group median for the one-, three- and five-year periods, ranking in the fourth, third and third quintiles, respectively, of its peer group.

Wilshire 5000 IndexSM Fund

●

The Wilshire 5000 IndexSM Fund’s tracking error was above its peer group median—i.e., the Index Fund tracked its index less closely than the median of its peer group—for all periods reviewed, ranking in the fifth, fifth, fifth and fourth quintiles of its peer group for the one-, three-, five- and ten-year periods, respectively. The Board also noted that, although the Index Fund underperformed its index for all periods reviewed, these results were attributable primarily to the Index Fund’s expenses. The Board determined that the Index Fund tracked its index within an acceptable range.

Wilshire Income Opportunities Fund

●

The Board took into account the Portfolio’s limited operating history and considered the available performance metrics. The Portfolio outperformed its peer group median for the three-year period, ranking in the second quintile of its peer group. The Portfolio underperformed its peer group median for the one-year period, ranking in the fourth quintile of its peer group. In addition, the Portfolio’s annualized return for each period reviewed was below its benchmark performance.

Wilshire International Equity Fund

●

The Board noted that the Portfolio changed its investment mandate from a domestic large cap core fund to an international large cap fund in April 2013 and changed its benchmark to the MSCI ACW ex-U.S. Index at the same time, so annualized peer returns and performance relative to the index are not comparable for the ten-year period. Consequently, the Board focused on more recent performance metrics.

Wilshire Mutual Funds, Inc. (the “Fund” and each series thereof, a “Portfolio”) Board Approval of Advisory Agreements (Unaudited) - (continued)

The Portfolio’s performance exceeded its peer group median, ranking in the first quintile of its peer group for all periods reviewed. In addition, the Portfolio’s annualized return for each period reviewed exceeded its benchmark performance.

In evaluating each Portfolio’s performance metrics, the Board took into account its discussions with management throughout the year regarding the factors that contributed to or detracted from performance, as the case may be, and considered Wilshire’s overall track record and reputation. After reviewing the foregoing and related factors, the Board concluded that (i) each Portfolio’s performance was acceptable or (ii) it was satisfied with its discussions with Wilshire relating to investment performance.

In addition, based on the foregoing, the Board concluded that Wilshire and its personnel were qualified to continue to serve the Portfolios in such capacity and that it was satisfied with the nature, extent and quality of the services provided by Wilshire to each Portfolio.

Comparative Fees

The Board compared each Portfolio’s actual management fee paid and total expense ratio for Investment Class shares to the applicable peer group of funds, as well as each Portfolio’s size relative to its peers. The Board considered that each Portfolio’s management fee would not change as a result of the Transaction and the currently applicable expense limitation arrangements would remain in effect following the closing of the Transaction. In considering the comparative fee and expense data provided by Wilshire, the Board made the following observations:

Large Company Growth Portfolio

●

Although each of the Portfolio’s total expense ratio and actual management fee paid was above the peer group median, ranking in the fourth quintile (the first quintile being the lowest and the fifth quintile being the highest), the actual management fee paid was six basis points above the peer group median, which the Board concluded was competitive. With respect to the Portfolio’s total expense ratio, the Board considered the Portfolio’s size relative to its peer group. The Board also took into account that Wilshire has entered into an expense limitation agreement with respect to the Portfolio.

Large Company Value Portfolio

●

Although each of the Portfolio’s total expense ratio and actual management fee paid was above the peer group median and the total expense ratio ranked in the fifth quintile of the Portfolio’s peer group, the actual management fee paid, which was ten basis points above the peer group median, ranked in the fourth quintile, which the Board concluded was competitive. With respect to the Portfolio’s total expense ratio, the Board considered the Portfolio’s size relative to its peer group.

Wilshire Mutual Funds, Inc. (the “Fund” and each series thereof, a “Portfolio”) Board Approval of Advisory Agreements (Unaudited) - (continued)

Small Company Growth Portfolio

●

Although the Portfolio’s total expense ratio was above the peer group median, ranking in the fourth quintile, the Portfolio’s actual management fee paid was below the peer group median and ranked in the first quintile. With respect to the Portfolio’s total expense ratio, the Board considered the Portfolio’s small size relative to its peer group. In addition, the Board took into account that Wilshire has entered into an expense limitation agreement with respect to the Portfolio.

Small Company Value Portfolio

●

Although the Portfolio’s total expense ratio was above the peer group median, ranking in the fourth quintile, the Portfolio’s actual management fee paid was below the peer group median and ranked in the first quintile. With respect to the Portfolio’s total expense ratio, the Board considered the Portfolio’s small size relative to its peer group. In addition, the Board took into account that Wilshire has entered into an expense limitation agreement with respect to the Portfolio.

Wilshire 5000 IndexSM Fund

●	Both the Portfolio’s total expense ratio and the actual management fee paid were below the peer group median, in each case ranking in the first and second quintiles, respectively.

Wilshire Income Opportunities Fund

●

Although the Portfolio’s total expense ratio was above the peer group median, ranking in the fourth quintile, the Portfolio’s actual management fee paid was below the peer group median and ranked in the second quintile. In addition, the Board took into account that Wilshire has entered into an expense limitation agreement with respect to the Portfolio.

Wilshire International Equity Fund

●

Each of the Portfolio’s total expense ratio and actual management fee paid was above the peer group median, each ranking in the fifth quintile of its peer group. In assessing the reasonableness of the Portfolio’s management fee, the Board took into account the Portfolio’s strong investment performance. The Board also considered that Wilshire has entered into an expense limitation agreement with respect to the Portfolio.

As part of its evaluation of each Portfolio’s management fee, the Board considered how such fees compared to the fund(s) with similar investment styles, to the extent applicable. The Board noted that, with respect to the Portfolios, Wilshire had not identified any other registered investment companies that it advises pursuant to similar investment strategies.

Based upon all of the above, the Board concluded that the management fee for each Portfolio was reasonable.

Wilshire Mutual Funds, Inc. (the “Fund” and each series thereof, a “Portfolio”) Board Approval of Advisory Agreements (Unaudited) - (continued)

Costs of Services Provided and Profitability to Wilshire

With respect to the costs of services provided and profitability realized by Wilshire from its relationship with the Portfolios, the Board reviewed a profitability analysis and data from Wilshire, setting forth, among other things, gross revenues received by Wilshire, expenses allocated to the Portfolios and the operating margin/profitability rate. In the course of its review of Wilshire’s profitability, the Board took into account the methods used by Wilshire to determine expenses and profit. The Board considered all of the foregoing in evaluating the costs of services provided, the profitability to Wilshire and the profitability rates presented, and it concluded that the profits realized by Wilshire were not unreasonable in comparison with the costs of providing investment advisory services to each Portfolio.

Economies of Scale

The Board considered whether there have been economies of scale with respect to the management of the Portfolios as Portfolio assets grow, whether the Portfolios have appropriately benefited from any economies of scale and whether there is potential for realization of economies of scale. The Board considered whether economies of scale in the provision of services to the Portfolios were being passed along to the shareholders. The Board noted Wilshire’s statements, including that since the Portfolios are not expected to be impacted as a result of the Transaction, no economies or diseconomies of scale are expected.

The Board also considered Wilshire’s statement that increased investment from the Buying Group in sales and marketing resources may have a positive impact on the Portfolios’ distribution capabilities and may provide additional opportunities for the Portfolios to grow assets in the future and lower expense ratios by spreading expenses over a larger asset base. The Board also noted the potential benefits to the Portfolios from relationships with the Buying Group.

As part of its assessment of economies of scale, the Board also considered that economies of scale may be shared through a number of means, including expense limitations, management fees set at competitive rates pre-assuming future asset growth, and/or management fee breakpoints—i.e., a tiered fee schedule based on asset size. Thus, the Board considered the size of each Portfolio and the management fee it is charged, as well as Wilshire’s agreement to limit the expenses of certain Portfolios. The Board also took into account that the advisory fee schedule for each Portfolio, except the Wilshire Income Opportunities Fund, included a breakpoint.

Based upon all of the above, the Board concluded that the management fee for each Portfolio reflects an appropriate recognition of any economies of scale.

Wilshire Mutual Funds, Inc. (the “Fund” and each series thereof, a “Portfolio”) Board Approval of Advisory Agreements (Unaudited) - (continued)

Fall-Out Benefits

The Board considered Wilshire’s statement that benefits from its relationship with the Portfolios were limited to the advisory fees paid. The Board determined that the advisory fees were reasonable in light of any fall-out benefits.

Section 15(f)

The Board also considered that it is intended that the Transaction come within the safe harbor provided by Section 15(f) of the 1940 Act, which permits an investment adviser of a registered investment company (or any affiliated persons of the investment adviser) to receive any amount or benefit in connection with a sale of an interest in the investment adviser that results in an assignment of an investment advisory contract, provided that the following two conditions are satisfied: (a) for a period of not less than three years after the closing of the Transaction no more than 25% of the members of the Board shall be “interested persons” (as defined in the 1940 Act) of any investment adviser of the Portfolios and (b) for a period of not less than two years after the closing, neither the Acquirer nor any of its affiliates shall impose an “unfair burden” (within the meaning of the 1940 Act) on a Portfolio as a result of the transactions contemplated by the Transaction Agreement. The Transaction Agreement provides that the Acquirer and its affiliates will act, to the extent within their control, to assure compliance with these conditions.

Interim Advisory Agreement

In the event a Portfolio’s shareholders did not approve the New Advisory Agreement prior to the closing of the Transaction, at its October 7, 2020 meeting, the Board also approved an interim investment advisory agreement with Wilshire that would take effect upon the closing of the Transaction to enable Wilshire to serve as investment adviser to each Portfolio following the termination of the Current Advisory Agreement and pending shareholder approval of the New Advisory Agreement. Shareholders of each Portfolio approved the New Advisory Agreement at a special meeting of shareholders on December 10, 2020.

Renewal of Current Advisory Agreement

In the event the Transaction did not close prior to December 31, 2020 (the end of the term of the Current Advisory Agreement), the Board approved the renewal of the Current Advisory Agreement at its November 5, 2020 meeting (the “November Meeting”). The Board approved the renewal of the Current Advisory Agreement for the earlier of a one-year period ended December 31, 2021 or the closing of the Transaction. The Board’s evaluation of the Current Advisory Agreement reflected the information provided in connection with its review of the New Advisory Agreement, as well as additional information that was furnished to the Board at the November Meeting, including, among other things, updated performance information for each Portfolio, and at other Board meetings throughout the year. In approving the renewal of the Current Advisory Agreement, the Board considered that the Transaction was expected to close on December 31, 2020. The Transaction closed on January 8, 2021.

Wilshire Mutual Funds, Inc. (the “Fund” and each series thereof, a “Portfolio”) Board Approval of Advisory Agreements (Unaudited) - (continued)

Conclusion

After consideration of the factors described above as well as other factors, and in the exercise of their business judgment, the Board Members, including the Independent Board Members, concluded that the New Advisory Agreement, including the fees payable thereunder, was fair and reasonable and that entering into the New Advisory Agreement was in the best interests of each Portfolio’s shareholders, and they voted to approve the New Advisory Agreement and to recommend that shareholders approve the New Advisory Agreement.

Wilshire Mutual Funds, Inc. Board Approval of Subadvisory Agreements (Unaudited)

Wilshire Mutual Funds, Inc. (the “Company”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end diversified investment company, and it was incorporated under Maryland law on July 30, 1992. The Company operates as a series company and presently offers seven series:

● Large Company Growth Portfolio	● Large Company Value Portfolio
● Small Company Growth Portfolio	● Small Company Value Portfolio
● Wilshire 5000 Index Fund	● Wilshire Income Opportunities Fund
● Wilshire International Equity Fund

(Each of the foregoing series may be referred to herein as a “Fund” and collectively as the “Funds.”)

During the six months ended December 31, 2020, the Board of Directors of the Company (the “Board,” with the members of the Board referred to individually as the “Directors”) approved the renewal for an additional one-year term of each subadvisory agreement between Wilshire Associates Incorporated (“Wilshire” or the “Adviser”), the investment adviser for each Fund, and each of the following subadvisers, with respect to the applicable Fund(s):

Subadviser	Fund(s)
Barrow, Hanley, Mewhinney & Strauss, LLC (“BHMS”)	Large Company Value Portfolio
DoubleLine Capital LP (“DoubleLine”)	Wilshire Income Opportunities Fund
Lazard Asset Management LLC (“Lazard”)	Wilshire International Equity Fund
Loomis, Sayles & Company L.P. (“Loomis Sayles”)	Large Company Growth Portfolio
Los Angeles Capital Management and Equity Research, Inc. (“LA Capital”)	Large Company Growth Portfolio Large Company Value Portfolio Small Company Growth Portfolio Small Company Value Portfolio Wilshire 5000 Index Fund Wilshire International Equity Fund
Manulife Asset Management (US) LLC (“Manulife”)	Wilshire Income Opportunities Fund
Pzena Investment Management, LLC (“Pzena”)	Large Company Value Portfolio Wilshire International Equity Fund
Ranger Investment Management, L.P. (“Ranger”)	Small Company Growth Portfolio
Voya Investment Management Co. LLC (“Voya”)	Wilshire Income Opportunities Fund
WCM Investment Management, LLC (“WCM”)	Wilshire International Equity Fund

In the following text, the subadvisers are referred to collectively as “Subadvisers” or individually, as a “Subadviser,” and the subadvisory agreements between Wilshire and the Subadvisers are referred to collectively as the “Subadvisory Agreements” or individually, as a “Subadvisory Agreement.” The Pzena Subadvisory Agreement includes

Wilshire Mutual Funds, Inc. Board Approval of Subadvisory Agreements (Unaudited) - (continued)

an amendment to such Subadvisory Agreement pursuant to which Pzena agreed to reduce its subadvisory fee for each of the Large Company Value Portfolio and Wilshire International Equity Fund.

Each of the Subadvisory Agreements continues in effect from year to year, provided that such continuance is specifically approved at least annually in the manner required by the 1940 Act and the rules and regulations thereunder.

The Board approved the renewal of each of the Subadvisory Agreements following an extensive process that concluded at the Board’s August 24-25, 2020 meeting (the “August Meeting”). As required by the 1940 Act, each approval was confirmed by the separate vote of the Directors who are not “interested person[s],” as defined by the 1940 Act, of the Funds (the “Independent Directors”). As part of its review process, the Independent Directors were represented by independent legal counsel (“Independent Legal Counsel”), from whom the Independent Directors received separate legal advice and with whom they met separately. Independent Legal Counsel reviewed and discussed with the Independent Directors various key aspects of the Directors’ legal responsibilities relating to the proposed renewal of the Subadvisory Agreements, and advised the Independent Directors of the relevant legal standards.

Information Requested and Received

At the direction of the Independent Directors, Independent Legal Counsel sent a memorandum to the Adviser requesting that information regarding the proposed Subadvisory Agreements be provided to the Directors in advance of the August Meeting.

In response to the request for information, the Directors received information from the Adviser regarding the factors underlying its recommendations to approve each Subadvisory Agreement. The Directors also received information from each Subadviser as to each Fund it managed, describing: (i) the nature, extent and quality of services provided; (ii) the investment performance of the Subadviser in connection with the Fund; (iii) the financial condition of the Subadviser; (iv) the extent to which economies of scale are realized as a Fund grows; (v) whether fee levels reflect any possible economies of scale for the benefit of Fund shareholders; (vi) where applicable, comparisons of services rendered and amounts paid by other registered investment companies and any comparable advisory clients; and (vii) benefits realized by the Subadviser from its relationship with the Fund. The Independent Directors also received a memorandum from Independent Legal Counsel describing their duties in connection with advisory contract proposals, and they were assisted in their review by Independent Legal Counsel.

Factors Considered

In connection with its deliberations regarding the proposed renewal of the Subadvisory Agreements, the Board considered such information and factors as it believed to be relevant in the exercise of its business judgment. As described below, the Board considered the nature, extent and quality of the services performed by each Subadviser

Wilshire Mutual Funds, Inc. Board Approval of Subadvisory Agreements (Unaudited) - (continued)

under the subadvisory arrangements (including the performance of each Fund or portion thereof); comparative fees as provided by each Subadviser; the profits realized by each Subadviser; the extent to which each Subadviser realizes economies of scale as a Fund grows; and whether any fall-out benefits are being realized by each Subadviser. The Board also took into account the various materials received from the Adviser, its discussions with management and the guidance provided by Independent Legal Counsel in private sessions at which no representatives of the Subadvisers were present. In addition, as a part of its evaluation, the Board considered the assessment of performance made by the Investment Committee (which is composed solely of Independent Directors), which met on August 24, 2020 to review data on each Subadviser’s performance. Recognizing that the evaluation process with respect to the services provided by each of the Subadvisers is an ongoing one, the Board also considered information reviewed by the Board during the year at other Board and Board committee meetings. The Board considered the foregoing information and all materials provided in the context of its accumulated experience governing the Funds and weighed the factors and standards discussed with Independent Legal Counsel.

In deciding to approve each of the Subadvisory Agreements, the Board did not identify any single factor as all-important or controlling, and each Director, in the exercise of his or her business judgment, may attribute different weights to the various factors. The Board based its decision on the totality of the circumstances and relevant factors. This summary discusses the material factors and the conclusions with respect thereto that formed the basis for the Board’s approval and does not describe all of the matters considered. However, the Board concluded that each of the various factors referred to below favored such approval.

Based upon its evaluation of all materials provided, and its determination that it had received sufficient information to make an informed business decision with respect to the Subadvisory Agreements, the Board concluded that it was in the best interests of each Fund to approve the renewal of each of the Subadvisory Agreements.

Nature, Extent and Quality of Services

As to each Subadvisory Agreement and Subadviser, the Board considered the nature, extent and quality of services provided. The Board considered the firm’s overall reputation; the track record and qualifications of the Subadviser; its investment approach and methodologies; the education, experience and tenure of the Subadviser’s investment personnel responsible for the day-to-day portfolio management of the applicable Fund or portion thereof; and the resources made available to such personnel, as well as information regarding how the Subadviser compensates such personnel. The Board also considered each Subadviser’s compliance with investment policies and general legal compliance, in addition to information regarding each firm’s disaster recovery, including cybersecurity risk mitigation, and policies with respect to portfolio execution, trading, liquidity risk management oversight and proxy voting. The Board noted that it had received a copy of each Subadviser’s Form ADV, including the brochure (Part 2A), which provides additional

Wilshire Mutual Funds, Inc. Board Approval of Subadvisory Agreements (Unaudited) - (continued)

information about other products the firm manages and the ownership structure of the firm, among other things. The Board also considered the analysis provided by the Adviser, including the metrics used by the Adviser to evaluate each Subadviser, which concluded that each Subadviser was providing reasonable services and had reasonable compliance policies and procedures in place. Also important to the Board’s analysis was the Adviser’s recommendation that each Subadvisory Agreement for each Fund be renewed for an additional term.

In connection with its evaluation of the quality of services provided by each Subadviser, the Board reviewed information comparing each Subadviser’s gross investment performance for each applicable Fund, or portion thereof, to a relevant benchmark (except for LA Capital with respect to the Wilshire 5000 Index Fund, for which the Subadviser’s net performance was compared to the benchmark) for various periods ended June 30, 2020. The Board considered performance results in light of each Fund’s investment objective, strategies and risks, and the investment approach employed by the Fund’s Subadviser(s), as disclosed in the Fund’s prospectus. As to each Subadviser’s performance with respect to the applicable Fund or portion of such Fund, the Board made the observations and considered the factors noted below:

Large Company Growth Portfolio

●

LA Capital. The Subadviser outperformed for the quarter-to-date and year-to-date periods ended June 30, 2020 and underperformed for the one-, three-, five- and ten-year periods ended June 30, 2020. The Board noted the information provided regarding the Subadviser’s portfolio management processes. The Board also considered the Adviser’s assessment of the nature, extent and quality of services provided by the Subadviser, including the Adviser’s statement that it is satisfied with the level of services provided.

●

Loomis Sayles. The Subadviser outperformed for the year-to-date period ended June 30, 2020 and underperformed for the quarter-to-date, one- and three-year periods ended June 30, 2020. Longer-term performance was not considered since the Subadviser began managing its portion of the Fund on August 31, 2015. The Board noted the information provided regarding the Subadviser’s portfolio management processes. The Board also considered the Adviser’s assessment of the nature, extent and quality of services provided by the Subadviser, including the Adviser’s statement that it is satisfied with the level of services provided.

Large Company Value Portfolio

●

BHMS. The Subadviser underperformed for the quarter-to-date, year-to-date, and three- and five-year periods ended June 30, 2020. Longer-term performance was not considered because the Subadviser began managing its portion of the Fund in June 2016. The Board noted the information provided regarding the Subadviser’s investment program for its portion of the Fund. The Board also considered the Adviser’s assessment of the nature, extent and quality of services provided by

Wilshire Mutual Funds, Inc. Board Approval of Subadvisory Agreements (Unaudited) - (continued)

the Subadviser, including the Adviser’s statement that it is satisfied with the level of services provided by the Subadviser, but will continue to closely monitor the Subadviser’s performance.

●

LA Capital. With the exception of the year-to-date period ended June 30, 2020, the Subadviser underperformed for all periods reviewed. The Board considered the Adviser’s statement that it is satisfied with the level of services provided by the Subadviser and that performance is in line with expectations.

●

Pzena. With the exception of the quarter-to-date period ended June 30, 2020, the Subadviser underperformed for all periods reviewed. The Board noted the information provided regarding the Subadviser’s investment program for its portion of the Fund. The Board also considered the Adviser’s assessment of the nature, extent and quality of services provided by the Subadviser, including the Adviser’s statement that it is satisfied with the level of services provided by the Subadviser, but will continue to closely monitor the Subadviser’s performance.

Small Company Growth Portfolio

●

LA Capital. The Subadviser outperformed for the five- and ten-year periods ended June 30, 2020, and underperformed for the one- and three-year periods ended June 30, 2020. The Board noted the information provided regarding the Subadviser’s investment program for its portion of the Fund. The Board also considered the Adviser’s assessment of the nature, extent and quality of services provided by the Subadviser, including the Adviser’s statement that it is satisfied with the level of services provided by the Subadviser, but will continue to closely monitor the Subadviser’s performance.

●	Ranger. With the exception of the quarter-to-date period ended June 30, 2020, the Subadviser outperformed for all periods reviewed.

Small Company Value Portfolio

●

LA Capital. The Subadviser outperformed for the year-to-date, three-, five- and ten-year periods ended June 30, 2020, and underperformed for the quarter-to-date and one-year periods ended June 30, 2020. The Board considered the Adviser’s statement that it is satisfied with the level of services provided by the Subadviser and that performance is in line with expectations.

Wilshire 5000 Index Fund

●

LA Capital. With the exception of the year-to-date period ended June 30, 2020, the Subadviser underperformed for all periods reviewed. The Board noted that the Fund’s investment objective is to replicate as closely as possible the performance of the Wilshire 5000 Index (the “Index”) before the deduction of the Fund’s expenses. The Subadviser seeks to track the performance of the Index by partially replicating the holdings of the Index, as well as optimizing the portfolio’s exposures to certain factors. In this connection, the Board considered the Adviser’s assessment of the

Wilshire Mutual Funds, Inc. Board Approval of Subadvisory Agreements (Unaudited) - (continued)

nature, extent and quality of services provided by the Subadviser, including the Adviser’s statement that the Subadviser’s performance is in line with expectations. The Board also took into account the fact that the Adviser is satisfied with the level of services provided by the Subadviser to the Fund.

Wilshire Income Opportunities Fund

●

DoubleLine. The Subadviser outperformed for the quarter-to-date period ended June 30, 2020, and underperformed for the year-to-date, one- and three-year periods ended June 30, 2020. The Board noted the information provided regarding the Subadviser’s investment program for its portion of the Fund. The Board also considered the Adviser’s assessment of the nature, extent and quality of services provided by the Subadviser, including the Adviser’s statement that it is satisfied with the level of services provided by the Subadviser, but will continue to closely monitor the Subadviser’s performance.

●

Manulife. The Subadviser outperformed for the quarter-to-date period ended June 30, 2020, and underperformed for the year-to-date and one-year periods ended June 30, 2020. Longer-term performance was not considered because the Subadviser began managing its portion of the Fund in June 2018. The Board noted the information provided regarding the Subadviser’s investment program for its portion of the Fund. The Board also considered the Adviser’s assessment of the nature, extent and quality of services provided by the Subadviser, including the Adviser’s statement that it is satisfied with the level of services provided by the Subadviser, but will continue to closely monitor the Subadviser’s performance.

●

Voya. The Subadviser outperformed for the quarter-to-date period ended June 30, 2020, and underperformed for the year-to-date and one-year periods ended June 30, 2020. Longer-term performance was not considered because the Subadviser began managing its portion of the Fund in June 2018. The Board noted the information provided regarding the Subadviser’s investment program for its portion of the Fund. The Board also considered the Adviser’s assessment of the nature, extent and quality of services provided by the Subadviser, including the Adviser’s statement that it is satisfied with the level of services provided by the Subadviser, but will continue to closely monitor the Subadviser’s performance.

Wilshire International Equity Fund

●

Lazard. The Subadviser outperformed for the quarter-to-date period ended June 30, 2020, and underperformed for the year-to-date and one-year periods ended June 30, 2020. The Board noted that the Subadviser began managing its portion of the Fund in June 2019 and determined that performance history was too new to judge.

●	LA Capital. The Subadviser outperformed for all periods reviewed.

Wilshire Mutual Funds, Inc. Board Approval of Subadvisory Agreements (Unaudited) - (continued)

●

Pzena. The Subadviser outperformed for the quarter-to-date, year-to-date and one-year periods ended June 30, 2020. Longer-term performance was not considered because the Subadviser began managing its portion of the Fund in June 2018.

●	WCM. The Subadviser outperformed for all periods reviewed.

With respect to each Subadviser’s resources and the ability of the Subadviser to carry out its responsibilities under the applicable Subadvisory Agreement, the Board considered the information provided regarding the Subadviser’s financial condition and available resources.

After reviewing and considering the foregoing and related factors, the Board concluded that, overall, it was satisfied with the nature, extent and quality of services provided, and expected to be provided, by each Subadviser to each Fund pursuant to the applicable Subadvisory Agreement.

Subadvisory Fees

The Board considered each Fund’s subadvisory fees. The Board evaluated the competitiveness of the subadvisory fees based upon data supplied by each Subadviser about the fees charged to other clients. The Board also considered that the subadvisory fee rates were negotiated at arm’s length between the Adviser and each Subadviser, that the Adviser compensates the Subadviser from its fees and that the aggregate advisory fee had been deemed reasonable by the Board.

With respect to the Subadvisers reported fees for “Other Clients” managed in the same investment style as the applicable Fund or portion thereof, in cases in which the fees charged to the Adviser by the Subadviser were higher than those charged to Other Clients, the Board reviewed the Subadviser’s explanation for any difference and determined that the fees charged to the Adviser were competitive.

Based upon all of the above, the Board determined that the subadvisory fees for each Fund were reasonable.

Profitability to the Subadvisers

The Board noted that the Adviser compensates each Subadviser from its own advisory fees and that the fees were negotiated at arm’s length between the Adviser and each Subadviser. In addition, the Board noted that the revenues to the various Subadvisers were limited due to the current size of the Funds. The Board took these factors into consideration in concluding that the subadvisory fees were reasonable.

Economies of Scale

The Board considered whether there are economies of scale with respect to the subadvisory services provided to each Fund, and whether the subadvisory fees reflect such economies of scale through breakpoints in fees. The Board also considered whether

Wilshire Mutual Funds, Inc. Board Approval of Subadvisory Agreements (Unaudited) - (continued)

the effective subadvisory fee rate for each Fund under the Subadvisory Agreement is reasonable in relation to the asset size of such Fund. The Board concluded that the fee schedule for each Fund reflects an appropriate recognition of any economies of scale.

Fall-Out Benefits

The Board also considered the character and amount of other incidental benefits received by each Subadviser. The Board considered each Subadviser’s soft dollar practices, as applicable. The Board concluded that, taking into account the benefits arising from these practices, the fees charged under each Subadvisory Agreement were reasonable.

Approval of New Subadvisory Agreements

At its November 5, 2020 meeting, the Board approved a new subadvisory agreement between Wilshire and each subadviser indicated below on behalf of the applicable Fund(s) indicated below for a term ending August 31, 2021 (the “New Subadvisory Agreements”). The Board was advised that each current subadvisory agreement with Wilshire would terminate automatically upon the termination of the applicable Fund’s current investment advisory agreement with Wilshire as a result of the change of control of Wilshire under the 1940 Act. The Board considered that the New Subadvisory Agreements had the same terms as the currently existing subadvisory agreements and that no changes were proposed to the current subadvisory fees. The Board’s evaluation of the New Subadvisory Agreements reflected the information provided in connection with its review of the New Subadvisory Agreements, including Wilshire’s recommendation that each New Subadvisory Agreement for each Fund be approved and updated performance information for each subadviser with respect to each applicable Fund, as well as information that was previously furnished to the Board in connection with the most recent renewal of the current subadvisory agreements at the August Meeting or information provided in connection with the initial approval of the current subadvisory agreements, as applicable, and at other Board meetings throughout the year.

Subadviser	Fund(s)
BHMS	Large Company Value Portfolio
Diamond Hill Capital Management, Inc.*	Small Company Value Portfolio
DoubleLine	Wilshire Income Opportunities Fund
Fred Alger Management, LLC**	Large Company Value Portfolio
Hotchkis & Wiley Capital Management LLC*	Small Company Value Portfolio
Lazard	Wilshire International Equity Fund
Loomis Sayles	Large Company Growth Portfolio
LA Capital	Large Company Growth Portfolio Large Company Value Portfolio Small Company Growth Portfolio Small Company Value Portfolio Wilshire 5000 Index Fund Wilshire International Equity Fund

Wilshire Mutual Funds, Inc. Board Approval of Subadvisory Agreements (Unaudited) - (continued)

Subadviser	Fund(s)
Manulife	Wilshire Income Opportunities Fund
Pzena	Large Company Value Portfolio Wilshire International Equity Fund
Ranger	Small Company Growth Portfolio
Voya***	Large Company Growth Portfolio Large Company Value Portfolio Wilshire Income Opportunities Fund Wilshire International Equity Fund
WCM	Wilshire International Equity Fund

*	Initial approval of current subadvisory agreement occurred on November 5, 2019.
**	Initial approval of current subadvisory agreement occurred on February 26-27, 2020.
***	Initial approval of current subadvisory agreement with respect to the Large Company Growth Portfolio, Large Company Value Portfolio and Wilshire International Equity Fund occurred on June 12, 2020.

Conclusion

Based upon all of the information considered and the conclusions reached, the Board determined that the terms of each New Subadvisory Agreement are fair and reasonable and that the approval of each New Subadvisory Agreement is in the best interests of each Fund.

Approval of New Subadvisory Agreement (Ranger)

At its December 1, 2020 meeting, the Board approved a new subadvisory agreement between Wilshire and Ranger on behalf of the Small Company Growth Portfolio for a term ending August 31, 2021 (the “New Ranger Subadvisory Agreement”). The Board was advised that the current subadvisory agreement with Wilshire or the New Subadvisory Agreement would terminate automatically as a result of a change of control of Ranger under the 1940 Act. The Board considered that the New Ranger Subadvisory Agreement had the same terms as the currently existing subadvisory agreement and the New Subadvisory Agreement and that no changes were proposed to the current subadvisory fee. The Board also reviewed information provided by Ranger and met with a representative of Ranger who advised, among other things, that there would be no change in the nature or quality of services provided by Ranger to the Fund. The Board’s evaluation of the New Ranger Subadvisory Agreement reflected the information provided in connection with its review of the New Ranger Subadvisory Agreement, including Wilshire’s recommendation that the New Ranger Subadvisory Agreement be approved, as well as information that was previously furnished to the Board in connection with the most recent renewal of the current subadvisory agreement at the August Meeting and at other Board meetings throughout the year. Based upon all of the information considered and the conclusions reached, the Board determined that the terms of the New Ranger Subadvisory Agreement are fair and reasonable and that the approval of the New Ranger Subadvisory Agreement is in the best interests of the Fund.

Wilshire Mutual Funds, Inc. Shareholder Vote Disclosure (Unaudited)

A special meeting of the Company’s shareholders was held on December 10, 2020. The matters voted on by the shareholders and the results of the vote at the shareholders meeting were as follows:

Proposal 1: Approval of a New Investment Advisory Agreement with the Adviser

Proposal 2: Election of Directors

To elect six Directors to serve on the Board of Directors until their resignation, retirement, death or removal or until their respective successors are duly elected and qualified.

a)	Roger A. Formisano

b)	Edward Gubman

c)	Elizabeth A. Levy-Navarro

d)	Suanne K. Luhn

e)	George J. Zock

f)	Jason Schwarz

Proposal 3: Change to Fundamental Investment Objectives

To allow the change in investment objective of the Large Company Growth Portfolio from “fundamental” to “non-fundamental.”

Proposal 4: Change to Fundamental Investment Objectives

To allow the change in investment objective of the Large Company Value Portfolio from “fundamental” to “non-fundamental.”

Proposal 5: Change to Fundamental Investment Objectives

To allow the change in investment objective of the Small Company Growth Portfolio from “fundamental” to “non-fundamental.”

Proposal 6: Change to Fundamental Investment Objectives

To allow the change in investment objective of the Small Company Value Portfolio from “fundamental” to “non-fundamental.”

Proposal 7: Change to Non-Diversification Status

To allow the change in the Large Company Growth Portfolio’s sub-classification under the Investment Company Act of 1940, as amended, from “diversified” to “non-diversified”.

Wilshire Mutual Funds, Inc. Results of the Special Meeting of Shareholders of the Company (Unaudited)

			Shares Voted	% of Shares Voted	% of Fund’s Outstanding Shares Voted
1	Large Company Growth Portfolio	For	2,654,538	64.1%	54.6%
		Against/Withheld	73,820	1.8%	1.5%
		Abstain	130,688	3.1%	2.7%
		Broker Non-Vote	1,283,266	31.0%	26.4%

1	Large Company Value Portfolio	For	6,681,430	66.7%	65.9%
		Against/Withheld	124,847	1.2%	1.2%
		Abstain	283,467	2.8%	2.8%
		Broker Non-Vote	2,934,908	29.3%	28.9%

1	Small Company Growth Portfolio	For	731,122	59.4%	53.8%
		Against/Withheld	11,624	0.9%	0.8%
		Abstain	23,859	1.9%	1.8%
		Broker Non-Vote	465,518	37.8%	34.2%

1	Small Company Value Portfolio	For	1,008,695	58.4%	55.0%
		Against/Withheld	30,151	1.8%	1.6%
		Abstain	35,771	2.1%	2.0%
		Broker Non-Vote	651,511	37.7%	35.5%

1	Wilshire 5000 Index Fund	For	3,758,560	69.3%	46.3%
		Against/Withheld	110,886	2.0%	1.3%
		Abstain	111,301	2.1%	1.4%
		Broker Non-Vote	1,442,801	26.6%	17.8%

1	Wilshire International Equity Fund	For	17,225,886	68.3%	68.2%
		Against/Withheld	309,896	1.2%	1.2%
		Abstain	658,978	2.6%	2.6%
		Broker Non-Vote	7,050,068	27.9%	27.9%

1	Wilshire Income Opportunities Fund	For	18,098,497	63.3%	63.3%
		Against/Withheld	300,921	1.1%	1.1%
		Abstain	671,465	2.3%	2.3%
		Broker Non-Vote	9,518,118	33.3%	33.3%

2a.	Large Company Growth Portfolio	For	4,026,742	97.2%	82.7%
		Against/Withheld	115,570	2.8%	2.4%
		Abstain	—	—	—
		Broker Non-Vote	—	—	—

Wilshire Mutual Funds, Inc. Results of the Special Meeting of Shareholders of the Company (Unaudited) - (continued)

			Shares Voted	% of Shares Voted	% of Fund’s Outstanding Shares Voted
2a.	Large Company Value Portfolio	For	9,853,742	98.3%	97.1%
		Against/Withheld	170,910	1.7%	1.7%
		Abstain	—	—	—
		Broker Non-Vote	—	—	—

2a.	Small Company Growth Portfolio	For	1,208,336	98.1%	88.9%
		Against/Withheld	23,789	1.9%	1.7%
		Abstain	—	—	—
		Broker Non-Vote	—	—	—

2a.	Small Company Value Portfolio	For	1,679,945	97.3%	91.6%
		Against/Withheld	46,182	2.7%	2.5%
		Abstain	—	—	—
		Broker Non-Vote	—	—	—

2a.	Wilshire 5000 Index Fund	For	5,165,889	95.2%	63.6%
		Against/Withheld	257,659	4.8%	3.2%
		Abstain	—	—	—
		Broker Non-Vote	—	—	—

2a.	Wilshire International Equity Fund	For	24,930,364	98.8%	98.6%
		Against/Withheld	314,463	1.2%	1.2%
		Abstain	—	—	—
		Broker Non-Vote	—	—	—

2a.	Wilshire Income Opportunities Fund	For	28,306,127	99.0%	99.0%
		Against/Withheld	282,875	1.0%	1.0%
		Abstain	—	—	—
		Broker Non-Vote	—	—	—

2b.	Large Company Growth Portfolio	For	4,032,554	97.4%	82.9%
		Against/Withheld	109,758	2.6%	2.2%
		Abstain	—	—	—
		Broker Non-Vote	—	—	—

2b.	Large Company Value Portfolio	For	9,856,020	98.3%	97.1%
		Against/Withheld	168,632	1.7%	1.7%
		Abstain	—	—	—
		Broker Non-Vote	—	—	—

Wilshire Mutual Funds, Inc. Results of the Special Meeting of Shareholders of the Company (Unaudited) - (continued)

			Shares Voted	% of Shares Voted	% of Fund’s Outstanding Shares Voted
2b.	Small Company Growth Portfolio	For	1,208,665	98.1%	88.9%
		Against/Withheld	23,460	1.9%	1.7%
		Abstain	—	—	—
		Broker Non-Vote	—	—	—

2b.	Small Company Value Portfolio	For	1,679,838	97.3%	91.6%
		Against/Withheld	46,289	2.7%	2.5%
		Abstain	—	—	—
		Broker Non-Vote	—	—	—

2b.	Wilshire 5000 Index Fund	For	5,213,282	96.1%	64.2%
		Against/Withheld	210,266	3.9%	2.6%
		Abstain	—	—	—
		Broker Non-Vote	—	—	—

2b.	Wilshire International Equity Fund	For	24,936,112	98.8%	98.7%
		Against/Withheld	308,715	1.2%	1.2%
		Abstain	—	—	—
		Broker Non-Vote	—	—	—

2b.	Wilshire Income Opportunities Fund	For	28,316,597	99.0%	99.0%
		Against/Withheld	272,405	1.0%	1.0%
		Abstain	—	—	—
		Broker Non-Vote	—	—	—

2c.	Large Company Growth Portfolio	For	4,035,391	97.4%	82.9%
		Against/Withheld	106,921	2.6%	2.2%
		Abstain	—	—	—
		Broker Non-Vote	—	—	—

2c.	Large Company Value Portfolio	For	9,859,312	98.4%	97.2%
		Against/Withheld	165,340	1.6%	1.6%
		Abstain	—	—	—
		Broker Non-Vote	—	—	—

2c.	Small Company Growth Portfolio	For	1,209,072	98.1%	88.9%
		Against/Withheld	23,053	1.9%	1.7%
		Abstain	—	—	—
		Broker Non-Vote	—	—	—

Wilshire Mutual Funds, Inc. Results of the Special Meeting of Shareholders of the Company (Unaudited) - (continued)

			Shares Voted	% of Shares Voted	% of Fund’s Outstanding Shares Voted
2c.	Small Company Value Portfolio	For	1,680,457	97.4%	91.6%
		Against/Withheld	45,670	2.6%	2.5%
		Abstain	—	—	—
		Broker Non-Vote	—	—	—

2c.	Wilshire 5000 Index Fund	For	5,237,791	96.6%	64.5%
		Against/Withheld	185,757	3.4%	2.3%
		Abstain	—	—	—
		Broker Non-Vote	—	—	—

2c.	Wilshire International Equity Fund	For	24,948,989	98.8%	98.7%
		Against/Withheld	308,715	1.2%	1.2%
		Abstain	—	—	—
		Broker Non-Vote	—	—	—

2c.	Wilshire Income Opportunities Fund	For	28,399,095	99.3%	99.3%
		Against/Withheld	189,907	0.7%	0.7%
		Abstain	—	—	—
		Broker Non-Vote	—	—	—

2d.	Large Company Growth Portfolio	For	4,035,391	97.4%	82.9%
		Against/Withheld	106,921	2.6%	2.2%
		Abstain	—	—	—
		Broker Non-Vote	—	—	—

2d.	Large Company Value Portfolio	For	9,859,312	98.4%	97.2%
		Against/Withheld	165,340	1.6%	1.6%
		Abstain	—	—	—
		Broker Non-Vote	—	—	—

2d.	Small Company Growth Portfolio	For	1,209,053	98.1%	88.9%
		Against/Withheld	23,072	1.9%	1.7%
		Abstain	—	—	—
		Broker Non-Vote	—	—	—

2d.	Small Company Value Portfolio	For	1,680,350	97.3%	91.6%
		Against/Withheld	45,777	2.7%	2.5%
		Abstain	—	—	—
		Broker Non-Vote	—	—	—

Wilshire Mutual Funds, Inc. Results of the Special Meeting of Shareholders of the Company (Unaudited) - (continued)

			Shares Voted	% of Shares Voted	% of Fund’s Outstanding Shares Voted
2d.	Wilshire 5000 Index Fund	For	5,237,578	96.6%	64.5%
		Against/Withheld	185,970	3.4%	2.3%
		Abstain	—	—	—
		Broker Non-Vote	—	—	—

2d.	Wilshire International Equity Fund	For	24,948,989	98.8%	98.7%
		Against/Withheld	295,838	1.2%	1.2%
		Abstain	—	—	—
		Broker Non-Vote	—	—	—

2d.	Wilshire Income Opportunities Fund	For	28,399,095	99.3%	99.3%
		Against/Withheld	189,907	0.7%	0.7%
		Abstain	—	—	—
		Broker Non-Vote	—	—	—

2e.	Large Company Growth Portfolio	For	4,028,518	97.3%	82.8%
		Against/Withheld	113,794	2.7%	2.3%
		Abstain	—	—	—
		Broker Non-Vote	—	—	—

2e.	Large Company Value Portfolio	For	9,856,020	98.3%	97.1%
		Against/Withheld	168,632	1.7%	1.7%
		Abstain	—	—	—
		Broker Non-Vote	—	—	—

2e.	Small Company Growth Portfolio	For	1,208,665	98.1%	88.9%
		Against/Withheld	23,460	1.9%	1.7%
		Abstain	—	—	—
		Broker Non-Vote	—	—	—

2e.	Small Company Value Portfolio	For	1,679,838	97.3%	91.6%
		Against/Withheld	46,289	2.7%	2.5%
		Abstain	—	—	—
		Broker Non-Vote	—	—	—

2e.	Wilshire 5000 Index Fund	For	5,143,873	94.8%	63.4%
		Against/Withheld	279,675	5.2%	3.4%
		Abstain	—	—	—
		Broker Non-Vote	—	—	—

Wilshire Mutual Funds, Inc. Results of the Special Meeting of Shareholders of the Company (Unaudited) - (continued)

			Shares Voted	% of Shares Voted	% of Fund’s Outstanding Shares Voted
2e.	Wilshire International Equity Fund	For	24,936,112	98.8%	98.7%
		Against/Withheld	308,715	1.2%	1.2%
		Abstain	—	—	—
		Broker Non-Vote	—	—	—

2e.	Wilshire Income Opportunities Fund	For	28,316,597	99.0%	99.0%
		Against/Withheld	272,405	1.0%	1.0%
		Abstain	—	—	—
		Broker Non-Vote	—	—	—

2f.	Large Company Growth Portfolio	For	4,033,488	97.4%	82.9%
		Against/Withheld	108,824	2.6%	2.2%
		Abstain	—	—	—
		Broker Non-Vote	—	—	—

2f.	Large Company Value Portfolio	For	9,857,674	98.3%	97.2%
		Against/Withheld	166,978	1.7%	1.6%
		Abstain	—	—	—
		Broker Non-Vote	—	—	—

2f.	Small Company Growth Portfolio	For	1,208,901	98.1%	88.9%
		Against/Withheld	23,224	1.9%	1.7%
		Abstain	—	—	—
		Broker Non-Vote	—	—	—

2f.	Small Company Value Portfolio	For	1,680,354	97.3%	91.6%
		Against/Withheld	45,773	2.7%	2.5%
		Abstain	—	—	—
		Broker Non-Vote	—	—	—

2f.	Wilshire 5000 Index Fund	For	5,168,472	95.3%	63.7%
		Against/Withheld	255,076	4.7%	3.1%
		Abstain	—	—	—
		Broker Non-Vote	—	—	—

2f.	Wilshire International Equity Fund	For	24,941,618	98.8%	98.7%
		Against/Withheld	303,209	1.2%	1.2%
		Abstain	—	—	—
		Broker Non-Vote	—	—	—

Wilshire Mutual Funds, Inc. Results of the Special Meeting of Shareholders of the Company (Unaudited) - (continued)

			Shares Voted	% of Shares Voted	% of Fund’s Outstanding Shares Voted
2f.	Wilshire Income Opportunities Fund	For	28,396,838	99.3%	99.3%
		Against/Withheld	192,164	0.7%	0.7%
		Abstain	—	—	—
		Broker Non-Vote	—	—	—

3	Large Company Growth Portfolio	For	2,695,160	65.1%	55.4%
		Against/Withheld	92,644	2.2%	1.9%
		Abstain	71,241	1.7%	1.4%
		Broker Non-Vote	1,283,266	31.0%	26.4%

4	Large Company Value Portfolio	For	6,987,655	69.7%	68.9%
		Against/Withheld	43,664	0.4%	0.4%
		Abstain	58,425	0.6%	0.6%
		Broker Non-Vote	2,934,908	29.3%	28.9%

5	Small Company Growth Portfolio	For	715,260	58.1%	52.6%
		Against/Withheld	39,748	3.2%	2.9%
		Abstain	11,597	0.9%	0.9%
		Broker Non-Vote	465,518	37.8%	34.2%

6	Small Company Value Portfolio	For	1,033,726	59.9%	56.4%
		Against/Withheld	27,532	1.6%	1.5%
		Abstain	13,358	0.8%	0.7%
		Broker Non-Vote	651,511	37.7%	35.5%

7	Large Company Growth Portfolio	For	2,703,862	65.3%	55.5%
		Against/Withheld	97,135	2.3%	2.0%
		Abstain	58,048	1.4%	1.2%
		Broker Non-Vote	1,283,266	31.0%	26.4%

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Wilshire Mutual Funds

Wilshire Advisors LLC

1299 Ocean Avenue

Santa Monica, CA 90401

1-866-591-1568

http://advisor.wilshire.com

WH-WMF-ANNU 12/31/20

(b) Not applicable.

Item 2. Code of Ethics.

As of the end of the period covered by this report, the registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party. Pursuant to Item 13(a)(1), a copy of registrant’s code of ethics is referenced to the registrant's March 8, 2019 N-CSR filing. During the period covered by this report, the code of ethics has not been amended, and the registrant has not granted any waivers, including implicit waivers, from the provisions of the code of ethics.

Item 3. Audit Committee Financial Expert.

The registrant’s board of directors has determined that the registrant has at least one audit committee financial expert serving on its audit committee. Mr. Roger A. Formisano is the “audit committee financial expert” and is considered to be “independent” as each term is defined in Item 3 of Form N-CSR.

Item 4. Principal Accountant Fees and Services.

The registrant has engaged its principal accountant to perform audit services, audit-related services, tax services and other services during the past two fiscal years. “Audit services” refer to performing an audit of the registrant's annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years. “Audit-related services” refer to the assurance and related services by the principal accountant that are reasonably related to the performance of the audit. “Tax services” refer to professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning. “Other services” were not provided by the principal accountant. The following table details the aggregate fees billed or expected to be billed for each of the last two fiscal years for audit fees, audit-related fees, tax fees and other fees by the principal accountant.

	FYE 12/31/2020	FYE 12/31/2019
Audit Fees	135,500	129,500
Audit-Related Fees	0	17,508
Tax Fees	29,000	29,000
All Other Fees	0	0

The audit committee has adopted pre-approval policies and procedures that require the audit committee to pre-approve all audit and non-audit services of the registrant, including services provided to any entity affiliated with the registrant.

The percentage of fees billed by Cohen & Co. applicable to non-audit services pursuant to waiver of pre-approval requirement were as follows:

	FYE 12/31/2020	FYE 12/31/2019
Audit-Related Fees	0%	0%
Tax Fees	0%	0%
All Other Fees	0%	0%

All of the principal accountant’s hours spent on auditing the registrant’s financial statements were attributed to work performed by full-time permanent employees of the principal accountant.

The following table indicates the non-audit fees billed or expected to be billed by the registrant’s accountant for services to the registrant and to the registrant’s investment adviser (and any other controlling entity, etc.—not sub-adviser) for the last two years. The audit committee of the board of directors has considered whether the provision of non-audit services that were rendered to the registrant's investment adviser is compatible with maintaining the principal accountant's independence and has concluded that the provision of such non-audit services by the accountant has not compromised the accountant’s independence.

Non-Audit Related Fees	FYE 12/31/2020	FYE 12/31/2019
Registrant	29,000	29,000
Registrant’s Investment Adviser	0	0

Item 5. Audit Committee of Listed Registrants.

Not applicable to registrants who are not listed issuers (as defined in Rule 10A-3 under the Securities Exchange Act of 1934).

Item 6. Investments.

(a)	The Schedules of Investment in securities of unaffiliated issuers as of the close of the reporting period for the Wilshire 5000 IndexSM Fund, the Large Company Growth Portfolio, the Large Company Value Portfolio, the Small Company Growth Portfolio, the Small Company Value Portfolio, the Wilshire International Equity Fund, and the Wilshire Income Opportunities Fund are listed below.

WILSHIRE MUTUAL FUNDS, INC.
LARGE COMPANY GROWTH PORTFOLIO	December 31, 2020
SCHEDULE OF INVESTMENTS

	Shares	Value
COMMON STOCKS - 78.0% (a)
Communication Services - 10.4%
Activision Blizzard, Inc.	4,211	$390,991
Alphabet, Inc. - Class A (b)	2,121	3,717,350
Alphabet, Inc. - Class C (b)	3,734	6,541,520
Facebook, Inc. - Class A (b)	34,969	9,552,132
Netflix, Inc. (b)	910	492,064
Pinterest, Inc. - Class A (b)	13,303	876,668
Take-Two Interactive Software, Inc. (b)	1,802	374,438
The Walt Disney Co. (b)	15,367	2,784,193
T-Mobile US, Inc. (b)	17,367	2,341,940
Zillow Group, Inc. - Class C (b)	954	123,829
		27,195,125
Consumer Discretionary - 14.0%
Alibaba Group Holding Ltd. - ADR (b)	19,141	4,454,685
Amazon.com, Inc. (b)	5,097	16,600,572
AutoZone, Inc. (b)	37	43,861
Booking Holdings, Inc. (b)	182	405,363
Dollar General Corp.	2,465	518,389
Dollar Tree, Inc. (b)	1,246	134,618
DraftKings, Inc. - Class A (b)	21,046	979,902
eBay, Inc.	1,689	84,872
Etsy, Inc. (b)	949	168,837
Las Vegas Sands Corp.	13,989	833,744
Lithia Motors, Inc. - Class A	1,386	405,641
Lowe's Cos., Inc.	7,074	1,135,448
MercadoLibre, Inc. (b)	303	507,592
NIKE, Inc. - Class B	165	23,342
O'Reilly Automotive, Inc. (b)	810	366,582
Pool Corp.	1,887	702,907
Ross Stores, Inc.	660	81,055
Starbucks Corp.	32,642	3,492,041
Target Corp.	833	147,049
Tesla, Inc. (b)	3,325	2,346,353
The Home Depot, Inc.	2,952	784,110
The TJX Cos., Inc.	2,464	168,267
Tractor Supply Co.	1,296	182,192
Vail Resorts, Inc.	1,550	432,388
Yum China Holdings, Inc.	11,420	651,968
Yum! Brands, Inc.	8,475	920,046
		36,571,824
Consumer Staples - 2.9%
Altria Group, Inc.	4,066	166,706
Church & Dwight Co., Inc.	2,341	204,205
Colgate-Palmolive Co.	12,617	1,078,880
Costco Wholesale Corp.	1,609	606,239
Herbalife Nutrition Ltd. (b)	1,491	71,642
Monster Beverage Corp. (b)	33,705	3,117,038
Sprouts Farmers Market, Inc. (b)	12,888	259,049
Sysco Corp.	4,083	303,204
The Clorox Co.	653	131,854
The Procter & Gamble Co.	6,407	891,470
US Foods Holding Corp. (b)	26,389	879,018
		7,709,305
Energy - 0.3%
Schlumberger NV	40,192	877,391
Financials - 2.1%
Aon PLC - Class A	1,026	216,763
CME Group, Inc.	5,147	937,011
FactSet Research Systems, Inc.	3,222	1,071,315
Morgan Stanley	10,116	693,250
S&P Global, Inc.	4,126	1,356,340
SEI Investments Co.	18,191	1,045,437
Virtu Financial, Inc. - Class A	6,170	155,299
		5,475,415
Health Care - 8.2%
Abbott Laboratories	2,270	248,542
AbbVie, Inc.	2,021	216,550
ABIOMED, Inc. (b)	484	156,913
Align Technology, Inc. (b)	690	368,722
Cerner Corp.	19,192	1,506,188
Danaher Corp.	8,413	1,868,864
DexCom, Inc. (b)	2,232	825,215
Edwards Lifesciences Corp. (b)	2,500	228,075
Eli Lilly and Co.	306	51,665
Guardant Health, Inc. (b)	3,117	401,719
HCA Healthcare, Inc.	1,372	225,639
Horizon Therapeutics PLC (b)	1,542	112,797
Humana, Inc.	897	368,012
IDEXX Laboratories, Inc. (b)	411	205,447
Illumina, Inc. (b)	5,140	1,901,800
Intuitive Surgical, Inc. (b)	1,902	1,556,026
Johnson & Johnson	3,128	492,285
McKesson Corp.	700	121,744
Merck & Co., Inc.	1,256	102,741
Moderna, Inc. (b)	1,602	167,361
Neurocrine Biosciences, Inc. (b)	1,246	119,429
Novartis AG - ADR	26,975	2,547,249
Novo Nordisk A/S - ADR	8,605	601,059
Quidel Corp. (b)	122	21,917
Regeneron Pharmaceuticals, Inc. (b)	3,766	1,819,392
ResMed, Inc.	886	188,328
Roche Holding AG - ADR	41,648	1,825,848
Royalty Pharma PLC - Class A (c)	1,447	72,423
Seagen, Inc. (b)	493	86,344
Thermo Fisher Scientific, Inc.	875	407,558
UnitedHealth Group, Inc.	5,158	1,808,808
Vertex Pharmaceuticals, Inc. (b)	2,690	635,755
Waters Corp. (b)	642	158,844
West Pharmaceutical Services, Inc.	691	195,767
		21,615,026
Industrials - 4.7%
Cintas Corp.	2,481	876,934
CoStar Group, Inc. (b)	200	184,856
Deere & Co.	10,036	2,700,186
Expeditors International of Washington, Inc.	17,384	1,653,392
Illinois Tool Works, Inc.	644	131,299
Landstar System, Inc.	397	53,460
Old Dominion Freight Line, Inc.	471	91,930
PACCAR, Inc.	3,169	273,421
The Boeing Co.	14,659	3,137,906
TransDigm Group, Inc. (b)	2,378	1,471,625
TransUnion	229	22,721
Uber Technologies, Inc. (b)	13,291	677,841
Union Pacific Corp.	4,035	840,168
United Parcel Service, Inc. - Class B	1,246	209,826
		12,325,565
Information Technology - 34.8%
Accenture PLC - Class A	1,897	495,515
Adobe, Inc. (b)	8,047	4,024,466
Advanced Micro Devices, Inc. (b)	20,272	1,859,145
Apple, Inc.	106,777	14,168,240
Applied Materials, Inc.	33,722	2,910,209
Atlassian Corp. PLC - Class A (b)	50	11,694
Autodesk, Inc. (b)	13,398	4,090,945
Automatic Data Processing, Inc.	2,888	508,866
Booz Allen Hamilton Holding Corp.	4,570	398,413
CDW Corp.	497	65,500
Cisco Systems, Inc.	26,767	1,197,823
Coupa Software, Inc. (b)	409	138,614
Crowdstrike Holdings, Inc. - Class A (b)	749	158,653
Dell Technologies, Inc. - Class C (b)	959	70,285
DocuSign, Inc. (b)	122	27,121
Dropbox, Inc. - Class A (b)	6,303	139,864
Dynatrace, Inc. (b)	772	33,404
Fair Isaac Corp. (b)	444	226,902
Fidelity National Information Services, Inc.	1,551	219,404
Fiserv, Inc. (b)	10,749	1,223,881
Five9, Inc. (b)	860	149,984
Fortinet, Inc. (b)	3,447	511,983
Gartner, Inc. (b)	1,818	291,225
GoDaddy, Inc. - Class A (b)	4,063	337,026
HubSpot, Inc. (b)	177	70,170
Intuit, Inc.	3,464	1,315,800
Lam Research Corp.	630	297,530
Mastercard, Inc. - Class A	4,498	1,605,516
Microsoft Corp.	70,713	15,727,985
Monolithic Power Systems, Inc.	524	191,905
NVIDIA Corp.	11,158	5,826,708
NXP Semiconductors NV	9,118	1,449,853
Oracle Corp.	54,869	3,549,476
PayPal Holdings, Inc. (b)	15,175	3,553,985
QUALCOMM, Inc.	31,902	4,859,951
RingCentral, Inc. - Class A (b)	1,715	649,934
salesforce.com, Inc. (b)	24,514	5,455,100
ServiceNow, Inc. (b)	1,019	560,888
Square, Inc. - Class A (b)	1,223	266,174
Taiwan Semiconductor Manufacturing Co. Ltd. - ADR	6,622	722,063
Teradyne, Inc.	4,853	581,826
Texas Instruments, Inc.	1,895	311,026
Visa, Inc. - Class A	43,566	9,529,191
Workday, Inc. - Class A (b)	5,151	1,234,231
Zoom Video Communications, Inc. - Class A (b)	639	215,547
Zscaler, Inc. (b)	127	25,363
		91,259,384
Materials - 0.6%
Air Products and Chemicals, Inc.	254	69,398
Eagle Materials, Inc.	1,565	158,613
The Sherwin-Williams Co.	1,916	1,408,087
		1,636,098
Total Common Stocks (Cost $94,113,987)		$204,665,133

U.S. TREASURY OBLIGATIONS - 0.0% (d)	Par Value
U.S. Treasury Notes - 0.0% (d)
0.250%, due 10/31/25 (e)	$55,000	54,759
0.875%, due 11/15/30 (e)	28,000	27,891
Total U.S. Treasury Obligations (Cost $82,460)		$82,650

NON-AGENCY MORTGAGE-BACKED OBLIGATIONS - 2.3%
BBCMS 2018-TALL Mortgage Trust
Series 2018-TALL, 0.881%, due 03/15/37 (1 Month U.S. LIBOR + 0.722%) (e)(f)(g)	180,000	177,363
BBCMS 2020-BID Mortgage Trust
Series 2020-BID, 2.299%, due 10/15/37 (1 Month U.S. LIBOR + 2.140%) (e)(f)(g)	170,000	169,922
BBCMS Mortgage Trust 2020-C8
Series 2020-C8, 2.040%, due 10/15/53 (e)	180,000	187,358
BX Commercial Mortgage Trust 2019-XL
Series 2019-XL, 1.959%, due 10/15/36 (1 Month U.S. LIBOR + 1.800%) (e)(f)(g)	170,874	169,856
BX Commercial Mortgage Trust 2020-VKNG
Series 2020-VKNG, 1.559%, due 10/15/37 (1 Month U.S. LIBOR + 1.400%) (e)(f)(g)	100,000	100,140
BX Trust 2019-OC11
Series 2019-OC11, 3.202%, due 12/09/41 (e)(g)	210,000	230,471
DBJPM 20-C9 Mortgage Trust
Series 2020-C9, 3.492%, due 09/15/53 (e)(h)	150,000	159,721
GS Mortgage Securities Corp. Trust 2019-BOCA
Series A, 1.359%, due 06/15/38 (1 Month U.S. LIBOR + 1.200%) (e)(f)(g)	180,000	178,657
GS Mortgage Securities Trust 2018-HART
Series 2018-HART, 1.249%, due 10/15/31 (1 Month U.S. LIBOR + 1.090%) (e)(f)(g)	170,000	168,520
GSCG Trust 2019-600C
Series 2019-600C, 2.936%, due 09/06/34 (e)(g)	180,000	184,288
JP Morgan Chase Commercial Mortgage Securities Trust 2011-C5
Series B, 5.424%, due 08/15/46 (e)(g)(h)	210,000	210,784
JP Morgan Chase Commercial Mortgage Securities Trust 2019-ICON
Series A, 3.884%, due 01/05/34 (e)(g)	130,000	137,303
JP Morgan Mortgage Trust 2017-2
Series 2017-2, 3.500%, due 05/25/47 (e)(g)(h)	145,044	149,775
JP Morgan Mortgage Trust 2018-5
Series 2018-5, 3.500%, due 10/25/48 (e)(g)(h)	356,559	367,604
JP Morgan Mortgage Trust 2019-1
Series 2019-1, 4.000%, due 05/25/49 (e)(g)(h)	17,248	17,875
JP Morgan Mortgage Trust 2019-3
Series 2019-3, 4.000%, due 09/25/49 (e)(g)(h)	19,719	20,501
JP Morgan Mortgage Trust 2019-INV3
Series 2019-INV3, 3.500%, due 05/25/50 (e)(g)(h)	269,995	280,721
JP Morgan Mortgage Trust 2020-2
Series 2020-2, 3.500%, due 07/25/50 (e)(g)(h)	312,971	321,970
JP Morgan Trust 2015-3
Series 2015-3, 3.500%, due 05/25/45 (e)(g)(h)	175,335	179,801
JPMBB Commercial Mortgage Securities Trust 2013-C12
Series B, 4.099%, due 07/15/45 (e)(h)	163,000	167,788
KNDL 2019-KNSQ Mortgage Trust
Series C, 1.209%, due 05/15/36 (1 Month U.S. LIBOR + 1.050%) (e)(f)(g)	135,000	134,835
Manhattan West
Series C, 2.335%, due 09/10/39 (e)(g)(h)	180,000	184,595
Mello Warehouse Securitization Trust 2020-1
Series 2020-1, 1.298%, due 10/25/53 (1 Month U.S. LIBOR + 1.150%) (e)(f)(g)	100,000	102,537
Motel 6 Trust 2017-MTL6
Series 2017-MTL6, 1.559%, due 08/15/34 (1 Month U.S. LIBOR + 1.400%) (e)(f)(g)	94,616	94,112
PSMC 2020-3 Trust
Series 2020-3, 3.000%, due 11/25/50 (e)(g)(h)	191,342	196,948
Sequoia Mortgage Trust 2013-3
Series 2013-3, 2.500%, due 03/25/43 (e)(h)	156,963	159,998
Sequoia Mortgage Trust 2016-3
Series 2016-3, 3.000%, due 11/25/46 (e)(g)(h)	284,795	289,287
Sequoia Mortgage Trust 2018-8
Series 2018-8, 4.000%, due 11/25/48 (e)(g)(h)	296,641	308,251
Sequoia Mortgage Trust 2019-CH3
Series 2019-CH3, 4.000%, due 09/25/49 (e)(g)(h)	50,962	52,960
Sequoia Mortgage Trust 2020-4
Series 2020-4, 2.500%, due 11/25/50 (e)(g)(h)	200,000	209,081
Shellpoint Co-Originator Trust 2016-1
Series 2016-1, 3.500%, due 11/25/46 (e)(g)(h)	230,839	234,180
UBS-Barclays Commercial Mortgage Trust 2012-C4
Series A-5, 2.850%, due 12/10/45 (e)	25,000	25,872
Wells Fargo Mortgage Backed Securities 2020-RR1 Trust
Series A-1, 3.000%, due 05/25/50 (e)(g)(h)	241,190	247,285
WFRBS Commercial Mortgage Trust 2014-C21
Series 2014-C21, 4.213%, due 08/15/47 (e)(h)	180,000	191,710
Total Non-Agency Mortgage-Backed Obligations (Cost $5,963,148)		$6,012,069

NON-AGENCY MORTGAGE-BACKED OBLIGATION INTEREST-ONLY STRIPS - 0.1%
Benchmark 2020-B19 Mortgage Trust
Series 2020-B19, 1.779%, due 09/15/53 (e)(h)	999,476	117,258
DBJPM 20-C9 Mortgage Trust
Series 2020-C9, 1.714%, due 09/15/53 (e)(h)	709,676	78,268
Total Non-Agency Mortgage-Backed Obligation Interest-Only Strips (Cost $199,619)		$195,526

ASSET-BACKED SECURITIES - 1.5%
Commonbond Student Loan Trust 2018-C-GS
Series A-1, 3.870%, due 02/25/46 (e)(g)	233,249	240,842
Exeter Automobile Receivables Trust 2020-3
Series 2020-3, 1.320%, due 07/15/25 (e)	200,000	200,679
FedEx Corp. 2020-1 Class AA Pass Through Trust
Series 2020-1AA, 1.875%, due 02/20/34 (e)	68,000	69,409
Helios Issuer LLC
Series A, 2.980%, due 06/20/47 (e)(g)	230,553	237,552
Invitation Homes 2018-SFR2 Trust
Series A, 1.059%, due 06/17/37 (1 Month U.S. LIBOR + 0.900%) (e)(f)(g)	154,959	153,871
Laurel Road Prime Student Loan Trust 2020-A
Series 1.40000, 1.400%, due 11/25/50 (e)(g)	300,000	300,317
Loanpal Solar Loan 2020-2 Ltd.
Series A, 2.750%, due 07/20/47 (e)(g)	234,084	234,005
Mosaic Solar Loan Trust 2020-2
Series 2020-2, 1.440%, due 08/20/46 (e)(g)	97,761	96,796
Navient Private Education Refi Loan Trust 2020-G
Series A, 1.170%, due 09/16/69 (e)(g)	249,543	250,833
Santander Drive Auto Receivables Trust 2020-3
Series B, 0.690%, due 03/17/25 (e)	100,000	100,240
Santander Drive Auto Receivables Trust 2020-3
Series C, 1.120%, due 01/15/26 (e)	200,000	201,470
SMB Private Education Loan Trust 2020-PTB
Series 1.60000, 1.600%, due 09/15/54 (e)(g)	300,000	302,346
Sofi Consumer Loan Program 2018-1 Trust
Series B, 3.650%, due 02/25/27 (e)(g)	150,000	154,283
SoFi Consumer Loan Program 2020-1 Trust
Series B, 2.250%, due 01/25/29 (e)(g)	350,000	356,401
Sofi Professional Loan Program 2017-C LLC
Series A-1, 0.748%, due 07/25/40 (1 Month U.S. LIBOR + 0.600%) (e)(f)(g)	165,786	165,486
Sofi Professional Loan Program 2018-B Trust
Series 3.34000, 3.340%, due 08/25/47 (e)(g)	219,283	225,516
Tesla Auto Lease Trust 2019-A
Series 2019-A, 2.680%, due 01/20/23 (e)(g)	225,000	231,129
Vivint Solar Financing VII LLC
Series LLC, 2.210%, due 07/31/51 (e)(g)	200,000	205,493
Volvo Financial Equipment LLC
Series A-4, 0.600%, due 03/15/28 (e)(g)	100,000	99,855
Westlake Automobile Receivables Trust 2020-3
Series B, 0.780%, due 11/17/25 (e)(g)	200,000	199,957
Total Asset-Backed Securities (Cost $4,018,168)		$4,026,480

COLLATERALIZED LOAN OBLIGATIONS - 1.5%
Aimco CLO 11 Ltd.
1.525%, due 10/15/31 (3 Month U.S. LIBOR + 1.300%) (e)(f)(g)	400,000	400,376
Aimco CLO 11 Ltd.
Series LTD, 1.605%, due 10/15/31 (3 Month U.S. LIBOR + 1.380%) (e)(f)(g)	400,000	400,470
Apidos CLO XXIII
Series XXIII, 1.457%, due 04/15/33 (3 Month U.S. LIBOR + 1.220%) (e)(f)(g)	350,000	349,115
Barings CLO Ltd. 2020-I
Series LTD, 1.630%, due 10/15/32 (3 Month U.S. LIBOR + 1.400%) (e)(f)(g)	350,000	350,666
Benefit Street Partners CLO XIX Ltd.
Series A, 1.587%, due 01/15/33 (3 Month U.S. LIBOR + 1.350%) (e)(f)(g)	350,000	349,999
CIFC Funding 2020-III Ltd.
Series 2020-3, 1.805%, due 10/20/31 (3 Month U.S. LIBOR + 1.600%) (e)(f)(g)	400,000	400,833
Dryden 78 CLO Ltd.
Series LTD, 1.398%, due 04/17/33 (3 Month U.S. LIBOR + 1.180%) (e)(f)(g)	400,000	398,348
Octagon Investment Partners 48 Ltd.
Series A, 1.732%, due 10/20/31 (3 Month U.S. LIBOR + 1.500%) (e)(f)(g)	400,000	400,929
OHA Credit Funding 4 Ltd.
Series A-1, 1.546%, due 10/22/32 (3 Month U.S. LIBOR + 1.330%) (e)(f)(g)	400,000	400,000
Sound Point CLO XXVII Ltd.
Series 2020-27, 1.940%, due 10/25/31 (3 Month U.S. LIBOR + 1.700%) (e)(f)(g)	400,000	401,171
Total Collateralized Loan Obligations (Cost $3,842,012)		$3,851,907

CORPORATE BONDS - 3.8%
Basic Materials - 0.0% (d)
Ecolab, Inc.
4.800%, due 03/24/30 (e)	61,000	77,748
Communications - 0.3%
Amazon.com, Inc.
1.500%, due 06/03/30 (e)	127,000	128,934
Charter Communications Operating LLC
4.464%, due 07/23/22 (e)	56,000	58,980
Comcast Corp.
3.000%, due 02/01/24 (e)	198,000	213,118
Discovery Communications LLC
3.950%, due 06/15/25 (e)	62,000	69,519
The Walt Disney Co.
2.200%, due 01/13/28 (e)	68,000	72,694
Verizon Communications, Inc.
3.376%, due 02/15/25 (e)	141,000	156,509
		699,754
Consumer, Cyclical - 0.1%
American Honda Finance Corp.
1.200%, due 07/08/25 (e)	70,000	71,555
O'Reilly Automotive, Inc.
3.600%, due 09/01/27 (e)	158,000	180,443
Ross Stores, Inc.
4.600%, due 04/15/25 (e)	114,000	131,377
		383,375
Consumer, Non-cyclical - 0.8%
AbbVie, Inc.
3.800%, due 03/15/25 (e)	121,000	134,869
Altria Group, Inc.
3.400%, due 05/06/30 (e)	88,000	97,122
Amgen, Inc.
3.200%, due 11/02/27 (e)	115,000	129,189
Anheuser-Busch InBev Worldwide, Inc.
4.150%, due 01/23/25 (e)	68,000	77,378
AstraZeneca PLC
0.700%, due 04/08/26 (e)	81,000	80,497
BAT International Finance PLC
1.668%, due 03/25/26 (e)	142,000	145,142
Constellation Brands, Inc.
3.700%, due 12/06/26 (e)	88,000	100,558
CVS Health Corp.
3.875%, due 07/20/25 (e)	234,000	264,688
Global Payments, Inc.
2.650%, due 02/15/25 (e)	78,000	83,564
HCA, Inc.
4.125%, due 06/15/29 (e)	98,000	113,680
Johnson & Johnson
0.550%, due 09/01/25 (e)	91,000	91,457
0.950%, due 09/01/27 (e)	100,000	100,385
1.300%, due 09/01/30 (e)	100,000	100,219
Keurig Dr Pepper, Inc.
4.417%, due 05/25/25 (e)	67,000	77,065
PepsiCo, Inc.
2.625%, due 07/29/29 (e)	79,000	86,950
Royalty Pharma PLC
0.750%, due 09/02/23 (e)(g)	59,000	59,258
1.200%, due 09/02/25 (e)(g)	61,000	61,811
1.750%, due 09/02/27 (e)(g)	60,000	61,377
The Coca-Cola Co.
2.125%, due 09/06/29 (c)(e)	136,000	145,262
		2,010,471
Energy - 0.2%
BP Capital Markets PLC
3.535%, due 11/04/24 (e)	106,000	117,542
Enable Midstream Partners LP
4.150%, due 09/15/29 (e)	15,000	14,859
Exxon Mobil Corp.
2.275%, due 08/16/26 (e)	94,000	101,210
Kinder Morgan Energy Partners LP
3.450%, due 02/15/23 (e)	67,000	70,521
MPLX LP
4.875%, due 12/01/24 (e)	70,000	80,062
Shell International Finance BV
3.400%, due 08/12/23 (e)	62,000	66,891
Total Capital International SA
2.434%, due 01/10/25 (e)	70,000	74,603
		525,688
Financial - 1.5%
American International Group, Inc.
3.900%, due 04/01/26 (e)	141,000	160,749
American Tower Corp.
5.000%, due 02/15/24 (e)	66,000	74,624
Assurant, Inc.
4.200%, due 09/27/23 (e)	67,000	73,195
Bank of America Corp.
4.125%, due 01/22/24 (e)	185,000	205,330
4.000%, due 01/22/25 (e)	71,000	79,420
2.496%, due 02/13/31 (3 Month U.S. LIBOR + 0.990%) (e)(f)	168,000	178,260
Brookfield Finance, Inc.
4.350%, due 04/15/30 (e)	151,000	180,675
Citigroup, Inc.
4.450%, due 09/29/27 (e)	76,000	89,177
Equinix, Inc.
1.800%, due 07/15/27 (e)	126,000	129,722
JPMorgan Chase & Co.
2.776%, due 04/25/23 (3 Month U.S. LIBOR + 0.935%) (e)(f)	161,000	166,212
3.875%, due 09/10/24 (e)	183,000	204,303
2.522%, due 04/22/31 (SOFR Rate + 2.040%) (e)(f)	338,000	361,092
4.600%, due Perpetual (SOFR Rate + 3.125%) (e)(f)	83,000	85,594
Kite Realty Group LP
4.000%, due 10/01/26 (e)	94,000	98,452
Mitsubishi UFJ Financial Group, Inc.
3.761%, due 07/26/23 (e)	67,000	72,618
Morgan Stanley
2.188%, due 04/28/26 (SOFR Rate + 1.990%) (e)(f)	223,000	235,368
Realty Income Corp.
3.250%, due 01/15/31 (e)	168,000	190,386
Scentre Group Trust 1
3.625%, due 01/28/26 (e)(g)	158,000	173,519
Simon Property Group LP
3.750%, due 02/01/24 (e)	98,000	106,103
The Bank of Nova Scotia
2.700%, due 08/03/26 (e)	158,000	173,415
The Goldman Sachs Group, Inc.
2.908%, due 06/05/23 (3 Month U.S. LIBOR + 1.053%) (e)(f)	137,000	141,867
The PNC Financial Services Group, Inc.
3.900%, due 04/29/24 (e)	164,000	181,385
US Bancorp
3.600%, due 09/11/24 (e)	81,000	89,159
Wells Fargo & Co.
3.069%, due 01/24/23 (e)	188,000	193,064
2.406%, due 10/30/25 (3 Month U.S. LIBOR + 0.825%) (e)(f)	216,000	228,055
		3,871,744
Industrial - 0.4%
3M Co.
2.000%, due 02/14/25 (e)	88,000	93,256
Amphenol Corp.
2.800%, due 02/15/30 (e)	93,000	101,960
Carrier Global Corp.
2.493%, due 02/15/27 (e)	187,000	201,309
Caterpillar Financial Services Corp.
2.850%, due 05/17/24 (e)	91,000	98,042
FedEx Corp.
3.100%, due 08/05/29 (e)	182,000	202,203
General Electric Co.
3.450%, due 05/01/27 (c)(e)	94,000	105,962
John Deere Capital Corp.
2.600%, due 03/07/24 (e)	162,000	173,333
Raytheon Technologies Corp.
3.200%, due 03/15/24 (e)	87,000	93,694
		1,069,759
Technology - 0.3%
Broadcom, Inc.
4.150%, due 11/15/30 (e)	226,000	261,218
Lam Research Corp.
1.900%, due 06/15/30 (e)	104,000	107,855
Microsoft Corp.
2.400%, due 08/08/26 (e)	184,000	200,392
Oracle Corp.
2.950%, due 04/01/30 (e)	200,000	222,987
		792,452
Utilities - 0.2%
Alabama Power Co.
1.450%, due 09/15/30 (e)	100,000	100,574
Entergy Corp.
0.900%, due 09/15/25 (e)	100,000	99,943
FirstEnergy Corp.
3.900%, due 07/15/27 (e)	138,000	151,397
NextEra Energy Capital Holdings, Inc.
3.150%, due 04/01/24 (e)	70,000	75,360
Sierra Pacific Power Co.
2.600%, due 05/01/26 (e)	121,000	131,190
		558,464
Total Corporate Bonds (Cost $9,903,241)		$9,989,455

AFFILIATED REGISTERED INVESTMENT COMPANIES - 5.9%	Shares
Voya Emerging Markets Hard Currency Debt Fund - Class P	207,110	2,089,744
Voya High Yield Bond Fund - Class P	313,431	2,526,256
Voya Investment Grade Credit Fund - Class P	212,265	2,468,643
Voya Securitized Credit Fund - Class P	858,657	8,303,211
Total Affiliated Registered Investment Companies (Cost $15,087,839)		$15,387,854

Total Investments at Value - 93.1% (Cost $133,210,474)		244,211,074
Other Assets in Excess of Liabilities - 6.9%		18,151,949
Net Assets - 100.0%		$262,363,023

Percentages are stated as a percent of net assets.

ADR	American Depository Receipt
LIBOR	London Interbank Offered Rate
SOFR	Secured Overnight Financing Rate

(a)	More narrow industries are utilized for compliance purposes, whereas broad sectors are utilized for reporting purposes.
(b)	Non-income producing security.
(c)	This security or a partial position of this security is on loan at December 31, 2020. The total fair value of securities on loan at December 31, 2020 was $324,985.
(d)	Represents less than 0.1%.
(e)	Level 2 Security.
(f)	Variable rate security based on a reference index and spread. The rate listed is as of December 31, 2020.
(g)	Securities purchased pursuant to Rule 144A of the Securities Act of 1933, as amended, and may be sold only to dealers in that program or other ‘‘qualified institutional buyers.’’ As of December 31, 2020, the value of these investments was $12,782,176, or 4.9% of total net assets.
(h)	Variable rate security. The coupon is based on an underlying pool of loans. The rate listed is as of December 31, 2020.

WILSHIRE MUTUAL FUNDS, INC.
LARGE COMPANY VALUE PORTFOLIO	December 31, 2020
SCHEDULE OF INVESTMENTS

	Shares	Value
COMMON STOCKS - 81.0% (a)
Communication Services - 4.1%
Activision Blizzard, Inc.	2,325	$215,876
Alphabet, Inc. - Class A (b)	284	497,750
Alphabet, Inc. - Class C (b)	291	509,797
AT&T, Inc.	25,866	743,906
Comcast Corp. - Class A	28,855	1,512,002
Discovery, Inc. - Class A (b)(c)	520	15,647
Discovery, Inc. - Class C (b)	4,395	115,105
DISH Network Corp. - Class A (b)	6,745	218,133
Sirius XM Holdings, Inc. (c)	51,535	328,278
Take-Two Interactive Software, Inc. (b)	283	58,805
The Interpublic Group of Cos., Inc.	9,380	220,618
The Walt Disney Co. (b)	2,534	459,110
Verizon Communications, Inc.	38,741	2,276,034
ViacomCBS, Inc. - Class B	10,020	373,345
Zillow Group, Inc. - Class A (b)	175	23,789
Zillow Group, Inc. - Class C (b)	2,030	263,494
		7,831,689
Consumer Discretionary - 8.4%
AutoNation, Inc. (b)	8,005	558,669
AutoZone, Inc. (b)	244	289,247
Booking Holdings, Inc. (b)	231	514,499
Carnival Corp.	6,235	135,050
Dick's Sporting Goods, Inc.	1,025	57,615
Dollar General Corp.	692	145,528
Ford Motor Co.	175,077	1,538,927
frontdoor, Inc. (b)	710	35,649
Garmin Ltd.	5,830	697,618
Gentex Corp.	770	26,126
Gildan Activewear, Inc.	58,583	1,640,910
Grand Canyon Education, Inc. (b)	330	30,726
Hanesbrands, Inc.	6,857	99,975
Harley-Davidson, Inc.	7,680	281,856
L Brands, Inc.	960	35,702
Lear Corp.	10,146	1,613,518
Lennar Corp. - Class A	6,908	526,597
Lennar Corp. - Class B	665	40,698
LKQ Corp. (b)	4,605	162,280
Lowe's Cos., Inc.	8,180	1,312,972
McDonald's Corp.	1,067	228,957
Mohawk Industries, Inc. (b)	7,043	992,711
Newell Brands, Inc.	44,556	945,924
Penske Automotive Group, Inc.	4,140	245,875
PulteGroup, Inc.	10,345	446,076
PVH Corp.	12,655	1,188,178
Tapestry, Inc.	534	16,597
Target Corp.	3,467	612,030
Tempur Sealy International, Inc. (b)	3,975	107,325
The Home Depot, Inc.	3,381	898,061
Yum China Holdings, Inc.	2,752	157,112
Yum! Brands, Inc.	5,090	552,570
		16,135,578
Consumer Staples - 4.8%
Altria Group, Inc.	2,430	99,630
Coca-Cola European Partners PLC	24,757	1,233,641
Colgate-Palmolive Co.	6,270	536,148
Flowers Foods, Inc.	3,720	84,184
General Mills, Inc.	115	6,762
Herbalife Nutrition Ltd. (b)	3,455	166,013
Kellogg Co.	6,943	432,063
Kimberly-Clark Corp.	3,226	434,962
Lamb Weston Holdings, Inc.	3,690	290,551
Molson Coors Beverage Co. - Class B	17,108	773,110
Mondelez International, Inc. - Class A	5,595	327,140
PepsiCo, Inc.	1,605	238,021
Philip Morris International, Inc.	11,725	970,713
Spectrum Brands Holdings, Inc.	1,699	134,187
Sprouts Farmers Market, Inc. (b)	10,965	220,396
The Clorox Co.	309	62,393
The Coca-Cola Co.	12,548	688,132
The Hershey Co.	305	46,461
The Kraft Heinz Co.	1,565	54,243
The Procter & Gamble Co.	10,028	1,395,296
US Foods Holding Corp. (b)	398	13,257
Walmart, Inc.	7,000	1,009,050
		9,216,353
Energy - 5.1%
Apache Corp.	3,450	48,955
Baker Hughes Co.	32,113	669,556
Cenovus Energy, Inc.	41,520	250,781
Chevron Corp.	2,560	216,192
Diamondback Energy, Inc.	3,165	153,186
EOG Resources, Inc.	2,120	105,724
Exxon Mobil Corp.	29,991	1,236,229
Halliburton Co.	106,125	2,005,762
Helmerich & Payne, Inc.	4,000	92,640
Hess Corp.	20,585	1,086,682
National Oilwell Varco, Inc.	67,398	925,375
Occidental Petroleum Corp.	6,765	117,102
Phillips 66	20,621	1,442,233
Royal Dutch Shell PLC - ADR (c)	25,897	910,021
Schlumberger NV	4,050	88,412
Valero Energy Corp.	9,247	523,103
		9,871,953
Financials - 20.8%
American Express Co.	11,114	1,343,794
American International Group, Inc.	42,911	1,624,610
American National Group, Inc.	1,135	109,096
Ameriprise Financial, Inc.	422	82,007
Annaly Capital Management, Inc.	12,320	104,104
Aon PLC - Class A	7,226	1,526,637
Arch Capital Group Ltd. (b)	10,547	380,430
Arthur J Gallagher & Co.	855	105,772
Assurant, Inc.	5,180	705,620
Axis Capital Holdings Ltd.	13,986	704,755
Bank of America Corp.	77,375	2,345,236
Bank of Hawaii Corp.	1,630	124,891
Berkshire Hathaway, Inc. - Class B (b)	1,882	436,379
BlackRock, Inc.	938	676,804
Brighthouse Financial, Inc. (b)	1,790	64,807
Brown & Brown, Inc.	3,685	174,706
Capital One Financial Corp.	20,329	2,009,522
Cboe Global Markets, Inc.	2,575	239,784
Chubb Ltd.	9,168	1,411,139
Citigroup, Inc.	29,039	1,790,545
CME Group, Inc.	642	116,876
Discover Financial Services	1,290	116,784
Eaton Vance Corp.	1,690	114,802
Equitable Holdings, Inc.	45,924	1,175,195
Fidelity National Financial, Inc.	16,660	651,239
First American Financial Corp.	4,120	212,716
First Hawaiian, Inc.	8,250	194,535
Franklin Resources, Inc.	1,265	31,612
Huntington Bancshares, Inc.	13,525	170,821
Invesco Ltd.	8,248	143,763
JPMorgan Chase & Co.	33,441	4,249,348
Lazard Ltd. - Class A	6,325	267,547
M&T Bank Corp.	2,326	296,100
Markel Corp. (b)	299	308,957
MetLife, Inc.	27,246	1,279,200
Morgan Stanley	15,646	1,072,220
Navient Corp.	11,350	111,457
New York Community Bancorp, Inc. (c)	84,790	894,534
Northern Trust Corp.	9,777	910,630
OneMain Holdings, Inc.	9,360	450,778
PacWest Bancorp	1,580	40,132
People's United Financial, Inc.	6,820	88,183
Popular, Inc.	1,720	96,870
Primerica, Inc.	775	103,796
Prosperity Bancshares, Inc.	4,060	281,602
Regions Financial Corp.	2,150	34,658
Santander Consumer USA Holdings, Inc.	1,385	30,498
SEI Investments Co.	7,780	447,117
Sterling Bancorp	12,310	221,334
Synchrony Financial	19,104	663,100
T Rowe Price Group, Inc.	1,983	300,206
The Goldman Sachs Group, Inc.	3,901	1,028,733
The Hanover Insurance Group, Inc.	1,600	187,072
Truist Financial Corp.	7,750	371,457
UBS Group AG	16,849	238,076
Unum Group	4,050	92,907
US Bancorp	38,136	1,776,756
Voya Financial, Inc.	16,645	978,892
W.R. Berkley Corp.	6,075	403,501
Wells Fargo & Co.	125,982	3,802,137
Western Alliance Bancorp	1,715	102,814
Zions Bancorp NA	960	41,702
		40,061,295
Health Care - 11.0%
Abbott Laboratories	8,740	956,943
AbbVie, Inc.	1,105	118,401
Amgen, Inc.	3,178	730,686
Anthem, Inc.	1,241	398,473
Biogen, Inc. (b)	187	45,789
Bristol-Myers Squibb Co.	14,548	902,413
Bruker Corp.	3,780	204,611
Cardinal Health, Inc.	12,999	696,227
Cigna Corp.	10,252	2,134,261
CVS Health Corp.	38,382	2,621,491
Danaher Corp.	2,499	555,128
Exelixis, Inc. (b)	2,705	54,289
Gilead Sciences, Inc.	4,140	241,196
HCA Healthcare, Inc.	2,490	409,505
Horizon Therapeutics PLC (b)	2,740	200,431
Humana, Inc.	1,428	585,866
IQVIA Holdings, Inc. (b)	73	13,079
Johnson & Johnson	21,838	3,436,864
Laboratory Corp. of America Holdings (b)	330	67,172
McKesson Corp.	6,025	1,047,868
Medtronic PLC	13,687	1,603,295
Merck & Co., Inc.	2,504	204,827
Pfizer, Inc.	31,279	1,151,380
Quest Diagnostics, Inc.	525	62,564
STERIS PLC	1,008	191,056
Thermo Fisher Scientific, Inc.	1,022	476,027
United Therapeutics Corp. (b)	405	61,475
UnitedHealth Group, Inc.	3,991	1,399,564
Viatris, Inc. (b)	36,371	681,592
Zimmer Biomet Holdings, Inc.	450	69,341
		21,321,814
Industrials - 8.9%
3M Co.	860	150,319
Allegion PLC	1,835	213,557
AMETEK, Inc.	2,750	332,585
Carrier Global Corp.	4,092	154,350
Caterpillar, Inc.	507	92,284
Cintas Corp.	1,109	391,987
Clean Harbors, Inc. (b)	1,545	117,574
CSX Corp.	1,015	92,111
Curtiss-Wright Corp.	3,165	368,248
Deere & Co.	4,241	1,141,041
Dover Corp.	1,974	249,217
Emerson Electric Co.	3,795	305,004
Expeditors International of Washington, Inc.	1,215	115,559
FedEx Corp.	145	37,645
Fortive Corp.	330	23,371
General Dynamics Corp.	9,189	1,367,507
General Electric Co.	209,977	2,267,752
HEICO Corp.	1,115	147,626
Honeywell International, Inc.	2,205	469,004
Illinois Tool Works, Inc.	608	123,959
ITT, Inc.	4,460	343,509
Mercury Systems, Inc. (b)	1,450	127,687
MSC Industrial Direct Co., Inc. - Class A	1,605	135,446
Norfolk Southern Corp.	412	97,895
nVent Electric PLC	1,220	28,414
Old Dominion Freight Line, Inc.	187	36,499
Oshkosh Corp.	335	28,833
Otis Worldwide Corp.	19,586	1,323,034
Raytheon Technologies Corp.	19,360	1,384,434
Republic Services, Inc.	2,495	240,269
Stanley Black & Decker, Inc.	11,863	2,118,257
Textron, Inc.	15,184	733,843
The Boeing Co.	319	68,285
TransUnion	480	47,626
Watsco, Inc.	245	55,505
Westinghouse Air Brake Technologies Corp.	29,565	2,164,158
Woodward, Inc.	695	84,463
		17,178,857
Information Technology - 7.2%
Amdocs Ltd.	597	42,345
Analog Devices, Inc.	1,925	284,380
Apple, Inc.	693	91,954
Applied Materials, Inc.	3,400	293,420
Arrow Electronics, Inc. (b)	380	36,974
Autodesk, Inc. (b)	115	35,114
Cirrus Logic, Inc. (b)	3,875	318,525
Cisco Systems, Inc.	20,316	909,141
Citrix Systems, Inc.	245	31,875
Cognizant Technology Solutions Corp. - Class A	32,302	2,647,149
Concentrix Corp. (b)	2,115	208,751
FireEye, Inc. (b)	5,295	122,103
Hewlett Packard Enterprise Co.	97,761	1,158,468
Intel Corp.	25,217	1,256,311
International Business Machines Corp.	4,095	515,479
Jabil, Inc.	8,670	368,735
Jack Henry & Associates, Inc.	970	157,130
Juniper Networks, Inc.	19,385	436,356
Lam Research Corp.	442	208,743
Leidos Holdings, Inc.	2,240	235,469
Manhattan Associates, Inc. (b)	722	75,940
Microchip Technology, Inc.	2,880	397,757
Microsoft Corp.	1,095	243,550
Motorola Solutions, Inc.	977	166,149
NCR Corp. (b)	2,385	89,604
Oracle Corp.	38,797	2,509,778
Qorvo, Inc. (b)	2,334	388,074
QUALCOMM, Inc.	487	74,190
Sabre Corp.	2,760	33,175
SYNNEX Corp.	3,065	249,614
Teradyne, Inc.	2,379	285,218
Texas Instruments, Inc.	203	33,318
Vontier Corp. (b)	82	2,739
WEX, Inc. (b)	176	35,821
		13,943,349
Materials - 4.7%
Air Products and Chemicals, Inc.	550	150,271
CF Industries Holdings, Inc.	1,170	45,291
Corteva, Inc.	34,395	1,331,774
Crown Holdings, Inc. (b)	1,035	103,707
Dow, Inc.	34,599	1,920,244
DuPont de Nemours, Inc. (c)	24,124	1,715,458
Eagle Materials, Inc.	2,805	284,287
Ecolab, Inc.	637	137,821
Graphic Packaging Holding Co.	4,255	72,080
International Flavors & Fragrances, Inc. (c)	4,131	449,618
Linde PLC	4,689	1,235,598
Martin Marietta Materials, Inc.	116	32,941
NewMarket Corp.	668	266,058
Newmont Corp.	4,780	286,274
Reliance Steel & Aluminum Co.	1,025	122,744
Sealed Air Corp.	335	15,340
Sonoco Products Co.	3,573	211,700
Southern Copper Corp.	5,010	326,251
The Scotts Miracle-Gro Co.	258	51,378
Valvoline, Inc.	13,860	320,720
Vulcan Materials Co.	88	13,051
		9,092,606
Real Estate - 1.8%
AvalonBay Communities, Inc.	436	69,948
Brixmor Property Group, Inc.	10,485	173,527
Corporate Office Properties Trust	21,079	549,740
Empire State Realty Trust, Inc. - Class A	17,710	165,057
EPR Properties	1,545	50,213
Healthpeak Properties, Inc.	38,424	1,161,558
Highwoods Properties, Inc.	6,505	257,793
Kimco Realty Corp.	18,135	272,206
MGM Growth Properties LLC - Class A	13,979	437,543
Regency Centers Corp.	3,477	158,516
SL Green Realty Corp.	745	44,387
Ventas, Inc.	3,745	183,655
Weingarten Realty Investors	1,229	26,632
		3,550,775
Utilities - 4.2%
CenterPoint Energy, Inc.	60,629	1,312,012
Edison International	18,261	1,147,156
Entergy Corp.	11,194	1,117,609
Exelon Corp.	31,788	1,342,089
IDACORP, Inc.	2,560	245,837
MDU Resources Group, Inc.	13,386	352,587
NextEra Energy, Inc.	4,656	359,210
NRG Energy, Inc.	41,863	1,571,956
The Southern Co.	3,561	218,752
UGI Corp.	3,070	107,327
Vistra Corp.	19,015	373,835
		8,148,370
Total Common Stocks (Cost $123,121,598)		$156,352,639

U.S. TREASURY OBLIGATIONS - 0.0% (d)	Par Value
U.S. Treasury Notes - 0.0% (d)
United States Treasury Note/Bond
0.875%, due 05/15/30 (e)	16,000	15,937
Total U.S. Treasury Obligations (Cost $15,986)		$15,937

NON-AGENCY MORTGAGE-BACKED OBLIGATIONS - 2.0%
BBCMS 2018-TALL Mortgage Trust
Series 2018-TALL, 0.881%, due 03/15/37 (1 Month U.S. LIBOR + 0.722%) (e)(f)(g)	120,000	118,242
BBCMS 2020-BID Mortgage Trust
Series 2020-BID, 2.299%, due 10/15/37 (1 Month U.S. LIBOR + 2.140%) (e)(f)(g)	110,000	109,949
BBCMS Mortgage Trust 2020-C8
Series 2020-C8, 2.040%, due 10/15/53 (e)	120,000	124,905
BX Commercial Mortgage Trust 2019-XL
Series 2019-XL, 1.959%, due 10/15/36 (1 Month U.S. LIBOR + 1.800%) (e)(f)(g)	113,916	113,237
BX Commercial Mortgage Trust 2020-VKNG
Series 2020-VKNG, 1.559%, due 10/15/37 (1 Month U.S. LIBOR + 1.400%) (e)(f)(g)	100,000	100,140
BX Trust 2019-OC11
Series 2019-OC11, 3.202%, due 12/09/41 (e)(g)	140,000	153,647
DBJPM 20-C9 Mortgage Trust
Series 2020-C9, 3.492%, due 09/15/53 (e)(h)	100,000	106,481
GS Mortgage Securities Corp. Trust 2019-BOCA
Series A, 1.359%, due 06/15/38 (1 Month U.S. LIBOR + 1.200%) (e)(f)(g)	120,000	119,105
GS Mortgage Securities Trust 2018-HART
Series 2018-HART, 1.249%, due 10/15/31 (1 Month U.S. LIBOR + 1.090%) (e)(f)(g)	110,000	109,042
GSCG Trust 2019-600C
Series 2019-600C, 2.936%, due 09/06/34 (e)(g)(h)	120,000	122,858
JP Morgan Chase Commercial Mortgage Securities Trust 2011-C5
Series B, 5.424%, due 08/15/46 (e)(g)(h)	130,000	130,485
JP Morgan Chase Commercial Mortgage Securities Trust 2019-ICON
Series A, 3.884%, due 01/05/34 (e)(g)	90,000	95,056
JP Morgan Mortgage Trust 2017-2
Series 2017-2, 3.500%, due 05/25/47 (e)(g)(h)	92,667	95,690
JP Morgan Mortgage Trust 2018-5
Series 2018-5, 3.500%, due 10/25/48 (e)(g)(h)	228,358	235,432
JP Morgan Mortgage Trust 2019-1
Series 2019-1, 4.000%, due 05/25/49 (e)(g)(h)	11,019	11,420
JP Morgan Mortgage Trust 2019-3
Series 2019-3, 4.000%, due 09/25/49 (e)(g)(h)	13,146	13,668
JP Morgan Mortgage Trust 2019-INV3
Series 2019-INV3, 3.500%, due 05/25/50 (e)(g)(h)	202,496	210,540
JP Morgan Mortgage Trust 2020-2
Series 2020-2, 3.500%, due 07/25/50 (e)(g)(h)	187,782	193,182
JP Morgan Trust 2015-3
Series 2015-3, 3.500%, due 05/25/45 (e)(g)(h)	125,240	128,429
JPMBB Commercial Mortgage Securities Trust 2013-C12
Series B, 4.099%, due 07/15/45 (e)(h)	105,000	108,085
KNDL 2019-KNSQ Mortgage Trust
Series C, 1.209%, due 05/15/36 (1 Month U.S. LIBOR + 1.050%) (e)(f)(g)	100,000	99,878
Manhattan West
Series C, 2.335%, due 09/10/39 (e)(g)(h)	120,000	123,063
Motel 6 Trust 2017-MTL6
Series 2017-MTL6, 1.559%, due 08/15/34 (1 Month U.S. LIBOR + 1.400%) (e)(f)(g)	78,847	78,427
PSMC 2020-3 Trust
Series 2020-3, 3.000%, due 11/25/50 (e)(g)(h)	95,671	98,474
Sequoia Mortgage Trust 2013-3
Series 2013-3, 2.500%, due 03/25/43 (e)(h)	104,642	106,666
Sequoia Mortgage Trust 2016-3
Series 2016-3, 3.000%, due 11/25/46 (e)(g)(h)	189,864	192,858
Sequoia Mortgage Trust 2018-8
Series 2018-8, 4.000%, due 11/25/48 (e)(g)(h)	182,548	189,693
Sequoia Mortgage Trust 2020-4
Series 2020-4, 2.500%, due 11/25/50 (e)(g)(h)	100,000	104,540
Shellpoint Co-Originator Trust 2016-1
Series 2016-1, 3.500%, due 11/25/46 (e)(g)(h)	146,898	149,024
UBS-Barclays Commercial Mortgage Trust 2012-C4
Series A-5, 2.850%, due 12/10/45 (e)	17,000	17,593
Wells Fargo Mortgage Backed Securities 2020-RR1 Trust
Series A-1, 3.000%, due 05/25/50 (e)(g)(h)	160,793	164,857
WFRBS Commercial Mortgage Trust 2014-C21
Series 2014-C21, 4.213%, due 08/15/47 (e)(h)	120,000	127,807
Total Non-Agency Mortgage-Backed Obligations (Cost $3,822,172)		$3,852,473

NON-AGENCY MORTGAGE-BACKED OBLIGATION INTEREST-ONLY STRIP - 0.0% (d)
DBJPM 20-C9 Mortgage Trust
Series 2020-C9, 1.714%, due 09/15/53 (e)(h)	459,790	50,709
Total Non-Agency Mortgage-Backed Obligation Interest-Only Strip (Cost $51,337)		$50,709

ASSET-BACKED SECURITIES - 1.4%
Commonbond Student Loan Trust 2018-C-GS
Series A-1, 3.870%, due 02/25/46 (e)(g)	148,431	153,263
Exeter Automobile Receivables Trust 2020-3
Series 2020-3, 1.320%, due 07/15/25 (e)	150,000	150,509
FedEx Corp. 2020-1 Class AA Pass Through Trust
Series 2020-1AA, 1.875%, due 02/20/34 (e)	38,000	38,787
Helios Issuer LLC
Series A, 2.980%, due 06/20/47 (e)(g)	138,332	142,531
Invitation Homes 2018-SFR2 Trust
Series A, 1.059%, due 06/17/37 (1 Month U.S. LIBOR + 0.900%) (e)(f)(g)	103,306	102,581
Laurel Road Prime Student Loan Trust 2020-A
Series 1.40000, 1.400%, due 11/25/50 (e)(g)	200,000	200,212
Loanpal Solar Loan 2020-2 Ltd.
Series A, 2.750%, due 07/20/47 (e)(g)	140,450	140,403
Mosaic Solar Loan Trust 2020-2
Series 2020-2, 1.440%, due 08/20/46 (e)(g)	97,761	96,796
Navient Private Education Refi Loan Trust 2020-G
Series A, 1.170%, due 09/16/69 (e)(g)	166,362	167,222
Santander Drive Auto Receivables Trust 2020-3
Series B, 0.690%, due 03/17/25 (e)	100,000	100,241
Santander Drive Auto Receivables Trust 2020-3
Series C, 1.120%, due 01/15/26 (e)	150,000	151,102
SMB Private Education Loan Trust 2020-PTB
Series 1.60000, 1.600%, due 09/15/54 (e)(g)	200,000	201,564
SoFi Consumer Loan Program 2020-1 Trust
Series B, 2.250%, due 01/25/29 (e)(g)	250,000	254,572
Sofi Professional Loan Program 2017-C LLC
Series A-1, 0.748%, due 07/25/40 (1 Month U.S. LIBOR + 0.600%) (e)(f)(g)	124,340	124,115
Sofi Professional Loan Program 2018-B Trust
Series 3.34000, 3.340%, due 08/25/47 (e)(g)	131,570	135,309
Tesla Auto Lease Trust 2019-A
Series 2019-A, 2.680%, due 01/20/23 (e)(g)	125,000	128,405
Vivint Solar Financing VII LLC
Series LLC, 2.210%, due 07/31/51 (e)(g)	150,000	154,120
Volvo Financial Equipment LLC
Series A-4, 0.600%, due 03/15/28 (e)(g)	100,000	99,855
Westlake Automobile Receivables Trust 2020-3
Series B, 0.780%, due 11/17/25 (e)(g)	150,000	149,967
Total Asset-Backed Securities (Cost $2,685,412)		$2,691,554

COLLATERALIZED LOAN OBLIGATIONS - 1.3%
Aimco CLO 11 Ltd.
1.525%, due 10/15/31 (3 Month U.S. LIBOR + 1.300%) (e)(f)(g)	250,000	250,235
Aimco CLO 11 Ltd.
Series LTD, 1.605%, due 10/15/31 (3 Month U.S. LIBOR + 1.380%) (e)(f)(g)	250,000	250,293
Apidos CLO XXIII
Series XXIII, 1.457%, due 04/15/33 (3 Month U.S. LIBOR + 1.220%) (e)(f)(g)	250,000	249,368
Barings CLO Ltd. 2020-I
Series LTD, 1.630%, due 10/15/32 (3 Month U.S. LIBOR + 1.400%) (e)(f)(g)	250,000	250,476
Benefit Street Partners CLO XIX Ltd.
Series A, 1.587%, due 01/15/33 (3 Month U.S. LIBOR + 1.350%) (e)(f)(g)	250,000	250,000
CIFC Funding 2020-III Ltd.
Series 2020-3, 1.805%, due 10/20/31 (3 Month U.S. LIBOR + 1.600%) (e)(f)(g)	250,000	250,521
Dryden 78 CLO Ltd.
Series LTD, 1.398%, due 04/17/33 (3 Month U.S. LIBOR + 1.180%) (e)(f)(g)	250,000	248,967
Octagon Investment Partners 48 Ltd.
Series A, 1.732%, due 10/20/31 (3 Month U.S. LIBOR + 1.500%) (e)(f)(g)	250,000	250,581
OHA Credit Funding 4 Ltd.
Series A-1, 1.546%, due 10/22/32 (3 Month U.S. LIBOR + 1.330%) (e)(f)(g)	250,000	250,000
Sound Point CLO XXVII Ltd.
Series 2020-27, 1.940%, due 10/25/31 (3 Month U.S. LIBOR + 1.700%) (e)(f)(g)	250,000	250,732
Total Collateralized Loan Obligations (Cost $2,494,738)		$2,501,173

CORPORATE BONDS - 2.8%
Basic Materials - 0.0% (d)
Ecolab, Inc.
4.800%, due 03/24/30 (e)	33,000	42,061
Communications - 0.2%
Amazon.com, Inc.
1.500%, due 06/03/30 (e)	70,000	71,066
Comcast Corp.
3.000%, due 02/01/24 (e)	108,000	116,246
Discovery Communications LLC
3.950%, due 06/15/25 (e)	34,000	38,123
The Walt Disney Co.
2.200%, due 01/13/28 (e)	38,000	40,623
Verizon Communications, Inc.
3.376%, due 02/15/25 (e)	77,000	85,470
		351,528
Consumer, Cyclical - 0.1%
American Honda Finance Corp.
1.200%, due 07/08/25 (e)	38,000	38,844
O'Reilly Automotive, Inc.
3.600%, due 09/01/27 (e)	87,000	99,358
Ross Stores, Inc.
4.600%, due 04/15/25 (e)	62,000	71,451
		209,653
Consumer, Non-cyclical - 0.6%
AbbVie, Inc.
3.800%, due 03/15/25 (e)	67,000	74,679
Altria Group, Inc.
3.400%, due 05/06/30 (e)	48,000	52,976
Amgen, Inc.
3.200%, due 11/02/27 (e)	63,000	70,773
Anheuser-Busch InBev Worldwide, Inc.
4.150%, due 01/23/25 (e)	38,000	43,241
AstraZeneca PLC
0.700%, due 04/08/26 (e)	44,000	43,727
BAT International Finance PLC
1.668%, due 03/25/26 (e)	78,000	79,726
Constellation Brands, Inc.
3.700%, due 12/06/26 (e)	48,000	54,850
CVS Health Corp.
3.875%, due 07/20/25 (e)	128,000	144,786
Global Payments, Inc.
2.650%, due 02/15/25 (e)	43,000	46,067
HCA, Inc.
4.125%, due 06/15/29 (e)	54,000	62,640
Johnson & Johnson
0.550%, due 09/01/25 (e)	91,000	91,457
0.950%, due 09/01/27 (e)	100,000	100,385
1.300%, due 09/01/30 (e)	100,000	100,219
Keurig Dr Pepper, Inc.
4.417%, due 05/25/25 (e)	37,000	42,558
PepsiCo, Inc.
2.625%, due 07/29/29 (e)	44,000	48,428
Royalty Pharma PLC
1.200%, due 09/02/25 (e)(g)	39,000	39,519
1.750%, due 09/02/27 (e)(g)	39,000	39,895
The Coca-Cola Co.
2.125%, due 09/06/29 (e)	75,000	80,108
		1,216,034
Energy - 0.2%
BP Capital Markets PLC
3.535%, due 11/04/24 (e)	58,000	64,315
Enable Midstream Partners LP
4.150%, due 09/15/29 (e)	8,000	7,925
Exxon Mobil Corp.
2.275%, due 08/16/26 (e)	52,000	55,988
Kinder Morgan Energy Partners LP
3.450%, due 02/15/23 (e)	37,000	38,944
MPLX LP
4.875%, due 12/01/24 (e)	38,000	43,463
Shell International Finance BV
3.400%, due 08/12/23 (e)	34,000	36,682
Total Capital International SA
2.434%, due 01/10/25 (e)	38,000	40,499
		287,816
Financial - 1.1%
American International Group, Inc.
3.900%, due 04/01/26 (e)	77,000	87,785
American Tower Corp.
5.000%, due 02/15/24 (e)	36,000	40,704
Assurant, Inc.
4.200%, due 09/27/23 (e)	37,000	40,421
Bank of America Corp.
4.125%, due 01/22/24 (e)	102,000	113,209
4.000%, due 01/22/25 (e)	39,000	43,625
2.496%, due 02/13/31 (3 Month U.S. LIBOR + 0.990%) (e)(f)	92,000	97,619
Brookfield Finance, Inc.
4.350%, due 04/15/30 (e)	83,000	99,312
Citigroup, Inc.
4.450%, due 09/29/27 (e)	42,000	49,282
Equinix, Inc.
1.800%, due 07/15/27 (e)	69,000	71,038
JPMorgan Chase & Co.
2.776%, due 04/25/23 (3 Month U.S. LIBOR + 0.935%) (e)(f)	88,000	90,849
3.875%, due 09/10/24 (e)	100,000	111,641
2.522%, due 04/22/31 (SOFR Rate + 2.040%) (e)(f)	185,000	197,639
4.600%, Perpetual (SOFR Rate + 3.125%) (e)(f)	45,000	46,406
Kite Realty Group LP
4.000%, due 10/01/26 (e)	52,000	54,463
Mitsubishi UFJ Financial Group, Inc.
3.761%, due 07/26/23 (e)	37,000	40,103
Morgan Stanley
2.188%, due 04/28/26 (SOFR Rate + 1.990%) (e)(f)	122,000	128,766
Realty Income Corp.
3.250%, due 01/15/31 (e)	92,000	104,259
Scentre Group Trust 1
3.625%, due 01/28/26 (e)(g)	87,000	95,545
Simon Property Group LP
3.750%, due 02/01/24 (e)	54,000	58,465
The Bank of Nova Scotia
2.700%, due 08/03/26 (e)	87,000	95,488
The Goldman Sachs Group, Inc.
2.908%, due 06/05/23 (3 Month U.S. LIBOR + 1.053%) (e)(f)	75,000	77,664
The PNC Financial Services Group, Inc.
3.900%, due 04/29/24 (e)	90,000	99,541
US Bancorp
3.600%, due 09/11/24 (e)	44,000	48,432
Wells Fargo & Co.
3.069%, due 01/24/23 (e)	103,000	105,774
2.406%, due 10/30/25 (3 Month U.S. LIBOR + 0.825%) (e)(f)	118,000	124,586
		2,122,616
Industrial - 0.3%
3M Co.
2.000%, due 02/14/25 (e)	48,000	50,867
Amphenol Corp.
2.800%, due 02/15/30 (e)	51,000	55,914
Carrier Global Corp.
2.493%, due 02/15/27 (e)	103,000	110,881
Caterpillar Financial Services Corp.
2.850%, due 05/17/24 (e)	50,000	53,869
FedEx Corp.
3.100%, due 08/05/29 (e)	100,000	111,101
General Electric Co.
3.450%, due 05/01/27 (c)(e)	52,000	58,617
John Deere Capital Corp.
2.600%, due 03/07/24 (e)	89,000	95,226
Raytheon Technologies Corp.
3.200%, due 03/15/24 (e)	48,000	51,693
		588,168
Technology - 0.2%
Broadcom, Inc.
4.150%, due 11/15/30 (e)	124,000	143,323
Lam Research Corp.
1.900%, due 06/15/30 (e)	57,000	59,113
Microsoft Corp.
2.400%, due 08/08/26 (e)	101,000	109,997
Oracle Corp.
2.950%, due 04/01/30 (e)	109,000	121,528
		433,961
Utilities - 0.1%
Alabama Power Co.
1.450%, due 09/15/30 (e)	20,000	20,115
Entergy Corp.
0.900%, due 09/15/25 (e)	20,000	19,989
FirstEnergy Corp.
3.900%, due 07/15/27 (e)	76,000	83,378
NextEra Energy Capital Holdings, Inc.
3.150%, due 04/01/24 (e)	38,000	40,910
Sierra Pacific Power Co.
2.600%, due 05/01/26 (e)	67,000	72,642
		237,034
Total Corporate Bonds (Cost $5,441,454)		$5,488,871

AFFILIATED REGISTERED INVESTMENT COMPANIES - 5.7%	Shares
Voya Emerging Markets Hard Currency Debt Fund - Class P	134,622	1,358,333
Voya High Yield Bond Fund - Class P	202,424	1,631,540
Voya Investment Grade Credit Fund - Class P	225,532	2,622,934
Voya Securitized Credit Fund - Class P	550,078	5,319,256
Total Affiliated Registered Investment Companies (Cost $10,762,673)		$10,932,063

Total Investments at Value - 94.2% (Cost $148,395,370)		181,885,419
Other Assets in Excess of Liabilities - 5.8%		11,168,302
Net Assets - 100.0%		$193,053,721

Percentages are stated as a percent of net assets.

ADR	American Depository Receipt

LIBOR	London Interbank Offered Rate
SOFR	Secured Overnight Financing Rate

(a)	More narrow industries are utilized for compliance purposes, whereas broad sectors are utilized for reporting purposes.
(b)	Non-income producing security.
(c)	This security or a partial position of this security is on loan at December 31, 2020. The total fair value of securities on loan at December 31, 2020 was $4,292,176.
(d)	Represents less than 0.1%.
(e)	Level 2 security.
(f)	Variable rate security based on a reference index and spread. The rate listed is as of December 31, 2020.
(g)	Securities purchased pursuant to Rule 144A of the Securities Act of 1933, as amended, and may be sold only to dealers in that program or other ‘‘qualified institutional buyers.’’ As of December 31, 2020, the value of these investments was $8,187,983, or 4.2% of total net assets.
(h)	Variable rate security. The coupon is based on an underlying pool of loans. The rate listed is as of December 31, 2020.

WILSHIRE MUTUAL FUNDS, INC.
SMALL COMPANY GROWTH PORTFOLIO	December 31, 2020
SCHEDULE OF INVESTMENTS

	Shares	Value
COMMON STOCKS - 99.0% (a)
Communication Services - 0.6%
Bandwidth, Inc. (b)	340	$52,248
Cargurus, Inc. (b)	270	8,567
Cogent Communications Holdings, Inc.	520	31,132
Consolidated Communications Holdings, Inc. (b)	1,584	7,746
EverQuote, Inc. (b)	170	6,349
Glu Mobile, Inc. (b)	1,630	14,686
Gray Television, Inc. (b)	520	9,303
National CineMedia, Inc.	1,790	6,659
TechTarget, Inc. (b)	735	43,446
Vonage Holdings Corp. (b)	1,710	22,016
Yelp, Inc. (b)	1,823	59,558
		261,710
Consumer Discretionary - 13.9%
1-800-Flowers.com, Inc. - Class A (b)(c)	300	7,800
Asbury Automotive Group, Inc. (b)	730	106,390
Big Lots, Inc.	417	17,902
BJ's Restaurants, Inc. (b)	205	7,891
Boot Barn Holdings, Inc. (b)	6,375	276,420
Brinker International, Inc.	6,681	377,944
Caesars Entertainment, Inc. (b)	1,260	93,580
Camping World Holdings, Inc. - Class A	300	7,815
CarParts.com, Inc. (b)	440	5,452
Cavco Industries, Inc. (b)	247	43,336
Cracker Barrel Old Country Store, Inc.	50	6,596
Deckers Outdoor Corp. (b)	635	182,105
Dine Brands Global, Inc.	189	10,962
Fox Factory Holding Corp. (b)	380	40,170
Gentherm, Inc. (b)	705	45,980
Helen of Troy Ltd. (b)	690	153,311
Hibbett Sports, Inc. (b)	300	13,854
Installed Building Products, Inc. (b)	180	18,347
iRobot Corp. (b)(c)	540	43,357
LGI Homes, Inc. (b)	947	100,240
Lithia Motors, Inc. - Class A	733	214,527
Lovesac Co/The (b)	490	21,114
Magnite, Inc. (b)(c)	42,344	1,300,384
Malibu Boats, Inc. (b)	830	51,825
Meritage Homes Corp. (b)	630	52,177
Murphy USA, Inc.	290	37,952
National Vision Holdings, Inc. (b)	1,595	72,238
Overstock.com, Inc. (b)(c)	110	5,277
Papa John's International, Inc.	260	22,061
Penn National Gaming, Inc. (b)	970	83,779
Perdoceo Education Corp. (b)	4,305	54,372
Purple Innovation, Inc. (b)	330	10,870
Rent-A-Center, Inc.	2,852	109,203
RH (b)	230	102,930
Scientific Games Corp. (b)	276	11,451
SeaWorld Entertainment, Inc. (b)	210	6,634
Shake Shack, Inc. - Class A (b)	490	41,542
Shutterstock, Inc.	1,610	115,437
Skyline Champion Corp. (b)	23,520	727,709
Sleep Number Corp. (b)	699	57,220
Sonos, Inc. (b)	2,412	56,417
Stamps.com, Inc. (b)	510	100,057
Standard Motor Products, Inc.	1,018	41,188
Steven Madden Ltd.	1,203	42,490
Strategic Education, Inc.	22	2,097
Superior Group of Cos, Inc.	590	13,712
Texas Roadhouse, Inc.	8,688	679,054
TopBuild Corp. (b)	4,139	761,907
Universal Electronics, Inc. (b)(c)	316	16,577
Waitr Holdings, Inc. (b)	2,730	7,589
Wingstop, Inc.	590	78,205
Winmark Corp.	455	84,539
Winnebago Industries, Inc.	810	48,551
WW International, Inc. (b)	320	7,808
XPEL, Inc. (b)	350	18,046
YETI Holdings, Inc. (b)	980	67,101
		6,683,492
Consumer Staples - 4.0%
BJ's Wholesale Club Holdings, Inc. (b)	4,350	162,168
Coca-Cola Consolidated, Inc.	10	2,663
elf Beauty, Inc. (b)	23,886	601,688
Freshpet, Inc. (b)	130	18,459
Grocery Outlet Holding Corp. (b)	17,830	699,827
Inter Parfums, Inc.	170	10,283
J & J Snack Foods Corp.	45	6,992
John B Sanfilippo & Son, Inc.	350	27,601
Lifevantage Corp. (b)	3,625	33,785
Lancaster Colony Corp.	60	11,024
Medifast, Inc.	240	47,122
MGP Ingredients, Inc.	66	3,106
Performance Food Group Co. (b)	575	27,376
Sanderson Farms, Inc.	150	19,830
Turning Point Brands, Inc.	1,030	45,897
USANA Health Sciences, Inc. (b)	1,380	106,398
WD-40 Co.	314	83,423
		1,907,642
Energy - 0.2%
Select Energy Services, Inc. - Class A (b)	27,265	111,787
Financials - 3.8%
Artisan Partners Asset Management, Inc. - Class A	2,630	132,394
Banc of California, Inc.	29,780	438,064
Cohen & Steers, Inc.	2,575	191,322
Curo Group Holdings Corp.	2,708	38,806
eHealth, Inc. (b)	270	19,065
Federated Hermes, Inc.	1,285	37,124
First Financial Bankshares, Inc.	450	16,279
Focus Financial Partners, Inc. (b)	125	5,437
Glacier Bancorp, Inc.	935	43,019
Home BancShares, Inc.	29,166	568,154
Kinsale Capital Group, Inc.	40	8,005
LendingTree, Inc. (b)(c)	1,031	282,277
Meta Financial Group, Inc.	145	5,301
National General Holdings Corp.	255	8,716
NMI Holdings, Inc. - Class A (b)	710	16,082
Piper Sandler Cos	140	14,126
Selectquote, Inc. (b)	520	10,790
Silvercrest Asset Management Group, Inc.	191	2,653
		1,837,614
Health Care - 31.2%
1Life Healthcare, Inc. (b)	2,380	103,887
Abeona Therapeutics, Inc. (b)	6,310	9,907
ACADIA Pharmaceuticals, Inc. (b)	876	46,831
Acceleron Pharma, Inc. (b)	28	3,582
AdaptHealth Corp. (b)	620	23,287
Addus HomeCare Corp. (b)	280	32,785
ADMA Biologics, Inc. (b)	3,645	7,108
Adverum Biotechnologies, Inc. (b)	920	9,973
Aerie Pharmaceuticals, Inc. (b)	630	8,511
Affimed NV (b)	3,540	20,603
Agenus, Inc. (b)	7,650	24,327
Albireo Pharma, Inc. (b)	1,060	39,761
Allogene Therapeutics, Inc. (b)(c)	2,080	52,499
Amedisys, Inc. (b)	236	69,226
Amicus Therapeutics, Inc. (b)	5,908	136,416
AMN Healthcare Services, Inc. (b)	595	40,609
Apellis Pharmaceuticals, Inc. (b)	420	24,024
Arrowhead Pharmaceuticals, Inc. (b)	1,774	136,119
Assembly Biosciences, Inc. (b)	1,020	6,171
Arvinas, Inc. (b)	1,080	91,725
Atara Biotherapeutics, Inc. (b)	2,080	40,831
Athenex, Inc. (b)	1,128	12,476
Avid Bioservices, Inc. (b)	1,965	22,676
Axsome Therapeutics, Inc. (b)	580	47,253
BioCryst Pharmaceuticals, Inc. (b)(c)	7,125	53,081
BioDelivery Sciences International, Inc. (b)	15,205	63,861
Biohaven Pharmaceutical Holding Co. Ltd. (b)	495	42,426
BioLife Solutions, Inc. (b)	11,095	442,580
BioTelemetry, Inc. (b)	8,135	586,371
Blueprint Medicines Corp. (b)	1,103	123,702
Bridgebio Pharma, Inc. (b)	530	37,688
Cantel Medical Corp.	290	22,869
Castle Biosciences, Inc. (b)	787	52,847
Catalyst Pharmaceuticals, Inc. (b)	5,720	19,105
Chemed Corp.	144	76,696
ChemoCentryx, Inc. (b)	1,025	63,468
Coherus Biosciences, Inc. (b)(c)	3,795	65,957
Collegium Pharmaceutical, Inc. (b)	1,890	37,857
CONMED Corp.	5,630	630,560
Constellation Pharmaceuticals, Inc. (b)	1,380	39,744
Corcept Therapeutics, Inc. (b)	420	10,987
CorVel Corp. (b)	274	29,044
Crinetics Pharmaceuticals, Inc. (b)	590	8,325
CryoLife, Inc. (b)	430	10,152
CryoPort, Inc. (b)	980	43,002
CytomX Therapeutics, Inc. (b)	2,034	13,323
Deciphera Pharmaceuticals, Inc. (b)	560	31,959
Denali Therapeutics, Inc. (b)	850	71,196
Dicerna Pharmaceuticals, Inc. (b)	1,435	31,613
Eagle Pharmaceuticals, Inc. (b)	430	20,025
Editas Medicine, Inc. (b)(c)	1,723	120,800
Emergent BioSolutions, Inc. (b)	635	56,896
Enanta Pharmaceuticals, Inc. (b)	975	41,047
Esperion Therapeutics, Inc. (b)(c)	1,225	31,850
Fate Therapeutics, Inc. (b)	900	81,837
FibroGen, Inc. (b)	873	32,380
Fulgent Genetics, Inc. (b)(c)	615	32,041
G1 Therapeutics, Inc. (b)	1,979	35,602
GenMark Diagnostics, Inc. (b)	1,740	25,404
Globus Medical, Inc. - Class A (b)	265	17,283
Halozyme Therapeutics, Inc. (b)	4,159	177,631
Hanger, Inc. (b)	812	17,856
HealthEquity, Inc. (b)	1,490	103,868
HealthStream, Inc. (b)	250	5,460
Heron Therapeutics, Inc. (b)(c)	990	20,953
Heska Corp. (b)	4,232	616,391
HMS Holdings Corp. (b)	1,734	63,725
Horizon Therapeutics PLC (b)	485	35,478
ImmunoGen, Inc. (b)	5,852	37,745
InfuSystem Holdings, Inc. (b)	1,650	30,987
Innoviva, Inc. (b)	1,210	14,992
Inovalon Holdings, Inc. (b)(c)	3,290	59,779
Insmed, Inc. (b)	1,300	43,277
Inspire Medical Systems, Inc. (b)	481	90,471
Integer Holdings Corp. (b)	260	21,109
Intellia Therapeutics, Inc. (b)	1,360	73,984
Intercept Pharmaceuticals, Inc. (b)	1,154	28,504
Intersect ENT, Inc. (b)	234	5,359
Invitae Corp. (b)(c)	1,115	46,618
iRhythm Technologies, Inc. (b)(c)	300	71,163
Ironwood Pharmaceuticals, Inc. (b)	6,186	70,459
Karuna Therapeutics, Inc. (b)	120	12,191
Kiniksa Pharmaceuticals Ltd. (b)	360	6,361
Kodiak Sciences, Inc. (b)	240	35,258
Kura Oncology, Inc. (b)	260	8,492
Lantheus Holdings, Inc. (b)	470	6,340
LeMaitre Vascular, Inc.	7,502	303,831
LHC Group, Inc. (b)	3,081	657,239
Ligand Pharmaceuticals, Inc. (b)(c)	70	6,962
MacroGenics, Inc. (b)	1,010	23,089
Madrigal Pharmaceuticals, Inc. (b)(c)	580	64,479
Marinus Pharmaceuticals, Inc. (b)	1,020	12,444
Medpace Holdings, Inc. (b)	7,011	975,931
MEI Pharma, Inc. (b)	3,200	8,448
Meridian Bioscience, Inc. (b)	360	6,728
Merit Medical Systems, Inc. (b)	170	9,437
Mesa Laboratories, Inc.	2,385	683,636
Mirati Therapeutics, Inc. (b)	710	155,944
Natera, Inc. (b)	1,581	157,341
Neogen Corp. (b)	9,850	781,105
NeoGenomics, Inc. (b)	18,671	1,005,247
Nevro Corp. (b)	770	133,287
Novavax, Inc. (b)(c)	250	27,877
Novocure Ltd. (b)	332	57,449
NuVasive, Inc. (b)	695	39,149
Ocular Therapeutix, Inc. (b)	920	19,044
Omnicell, Inc. (b)	1,615	193,832
Ovid therapeutics, Inc. (b)	2,800	6,468
Pacific Biosciences of California, Inc. (b)	1,850	47,989
Pacira BioSciences, Inc. (b)	260	15,558
Paratek Pharmaceuticals, Inc. (b)	3,070	19,218
PRA Health Sciences, Inc. (b)	2,780	348,723
Precision BioSciences, Inc. (b)	1,300	10,842
Progyny, Inc. (b)	270	11,445
Quidel Corp. (b)	100	17,965
Quotient Ltd. (b)	2,010	10,472
Radius Health, Inc. (b)	1,595	28,487
Repligen Corp. (b)	6,129	1,174,500
Rhythm Pharmaceuticals, Inc. (b)	770	22,892
Rigel Pharmaceuticals, Inc. (b)	7,035	24,623
Rocket Pharmaceuticals, Inc. (b)	410	22,484
Sangamo Therapeutics, Inc. (b)	5,937	92,647
Schrodinger, Inc. (b)	400	31,672
Select Medical Holdings Corp. (b)	1,835	50,756
Shockwave Medical, Inc. (b)	320	33,190
Sientra, Inc. (b)	2,200	8,558
Simulations Plus, Inc.	9,447	679,428
Stereotaxis, Inc. (b)(c)	4,340	22,091
Surmodics, Inc. (b)	223	9,705
Syros Pharmaceuticals, Inc. (b)	1,410	15,299
Tabula Rasa HealthCare, Inc. (b)(c)	6,252	267,836
Teladoc Health, Inc. (b)(c)	84	16,797
Tenet Healthcare Corp. (b)	161	6,429
The Ensign Group, Inc.	385	28,074
The Pennant Group, Inc. (b)	517	30,017
The Providence Service Corp. (b)	190	26,340
Tivity Health, Inc. (b)	2,662	52,149
Translate Bio, Inc. (b)	2,050	37,782
Turning Point Therapeutics, Inc. (b)	740	90,169
Twist Bioscience Corp. (b)	295	41,681
Ultragenyx Pharmaceutical, Inc. (b)(c)	810	112,128
US Physical Therapy, Inc. (c)	595	71,549
Vericel Corp. (b)	1,297	40,051
Viemed Healthcare, Inc. (b)	3,365	26,112
ViewRay, Inc. (b)	2,720	10,390
Vir Biotechnology, Inc. (b)(c)	1,180	31,600
Vocera Communications, Inc. (b)	1,540	63,956
Voyager Therapeutics, Inc. (b)	1,295	9,259
Xencor, Inc. (b)	3,348	146,073
Y-mAbs Therapeutics, Inc. (b)	600	29,706
		14,984,225
Industrials - 12.9%
Advanced Drainage Systems, Inc.	990	82,744
Aerojet Rocketdyne Holdings, Inc. (b)	1,380	72,933
AeroVironment, Inc. (b)	1,475	128,177
Albany International Corp. - Class A	248	18,208
Allegiant Travel Co.	90	17,031
Allied Motion Technologies, Inc.	60	3,066
American Superconductor Corp. (b)	965	22,600
Atkore International Group, Inc. (b)	2,779	114,245
Barrett Business Services, Inc.	115	7,844
Brady Corp. - Class A	1,030	54,405
Builders FirstSource, Inc. (b)	3,185	129,980
CAI International, Inc.	270	8,435
Chart Industries, Inc. (b)	1,731	203,894
Cimpress PLC (b)(c)	1,085	95,198
Comfort Systems USA, Inc.	494	26,014
CSW Industrials, Inc.	1,510	168,984
EMCOR Group, Inc.	1,315	120,270
Energy Recovery, Inc. (b)	400	5,456
Evoqua Water Technologies Corp. (b)	1,770	47,755
Exponent, Inc.	691	62,211
Franklin Electric Co., Inc.	2,100	145,341
Forward Air Corp.	35	2,690
Foundation Building Materials, Inc. (b)	110	2,113
Great Lakes Dredge & Dock Corp. (b)	6,670	87,844
John Bean Technologies Corp.	865	98,497
Kratos Defense & Security Solutions, Inc. (b)	30,641	840,483
Marten Transport Ltd.	27,368	471,551
Masonite International Corp. (b)	110	10,817
MasTec, Inc. (b)	1,660	113,179
Mastech Digital, Inc. (b)	320	5,088
Mercury Systems, Inc. (b)	7,129	627,780
MRC Global, Inc. (b)	430	2,851
MSA Safety, Inc. (c)	20	2,988
Mueller Industries, Inc.	1,608	56,457
PAE, Inc. (b)	3,730	34,241
Plug Power, Inc. (b)	4,620	156,664
Proto Labs, Inc. (b)(c)	370	56,758
RBC Bearings, Inc. (b)	380	68,035
Rexnord Corp.	1,145	45,216
Saia, Inc. (b)	3,460	625,568
Simpson Manufacturing Co., Inc.	2,095	195,778
SiteOne Landscape Supply, Inc. (b)	3,975	630,554
Sunrun, Inc. (b)	936	64,940
Tetra Tech, Inc.	675	78,151
The Brink's Co.	55	3,960
Trex Co., Inc. (b)	162	13,563
TriNet Group, Inc. (b)	1,537	123,882
UFP Industries, Inc.	2,985	165,817
Vectrus, Inc. (b)	350	17,402
Watts Water Technologies, Inc. - Class A	60	7,302
Welbilt, Inc. (b)	2,660	35,112
WillScot Mobile Mini Holdings Corp. (b)	1,585	36,724
		6,216,796
Information Technology - 29.3%
8x8, Inc. (b)	830	28,610
A10 Networks, Inc. (b)	8,340	82,232
Acacia Communications, Inc. (b)	820	59,827
ACI Worldwide, Inc. (b)	1,860	71,480
Advanced Energy Industries, Inc. (b)	735	71,273
Alarm.com Holdings, Inc. (b)	340	35,173
Ambarella, Inc. (b)	1,240	113,857
Appfolio, Inc. - Class A (b)	3,039	547,142
Axcelis Technologies, Inc. (b)	1,590	46,301
Avaya Holdings Corp. (b)	3,190	61,088
Badger Meter, Inc.	955	89,827
Blackbaud, Inc.	1,165	67,057
Blackline, Inc. (b)	897	119,642
Box, Inc. - Class A (b)	37,789	682,091
Brightcove, Inc. (b)	1,020	18,768
Brooks Automation, Inc.	936	63,508
Cardtronics PLC - Class A (b)	920	32,476
Cass Information Systems, Inc.	733	28,521
Cerence, Inc. (b)	4,670	469,242
CMC Materials, Inc.	1,685	254,941
Cohu, Inc.	280	10,690
CommVault Systems, Inc. (b)	1,772	98,116
Digital Turbine, Inc. (b)	2,533	143,266
Endava PLC - ADR (b)	6,541	502,022
Endurance International Group Holdings, Inc. (b)	4,785	45,218
Enphase Energy, Inc. (b)	190	33,339
Envestnet, Inc. (b)	330	27,156
Everbridge, Inc. (b)(c)	220	32,795
EVERTEC, Inc.	3,650	143,518
Evo Payments, Inc. (b)	33,011	891,627
ExlService Holdings, Inc. (b)	648	55,164
FormFactor, Inc. (b)	5,050	217,251
II-VI, Inc. (b)	544	41,322
Inphi Corp. (b)	115	18,454
J2 Global, Inc. (b)	1,740	169,981
Lattice Semiconductor Corp. (b)	4,035	184,884
LivePerson, Inc. (b)	700	43,561
LiveRamp Holdings, Inc. (b)	310	22,689
Luna Innovations, Inc. (b)	1,190	11,757
MACOM Technology Solutions Holdings, Inc. (b)	2,154	118,556
MAXIMUS, Inc.	7,185	525,870
MaxLinear, Inc. (b)	630	24,060
Mimecast Ltd. (b)	16,535	939,849
Model N, Inc. (b)	320	11,418
NeoPhotonics Corp. (b)	396	3,600
nLight, Inc. (b)	390	12,734
Onto Innovation, Inc. (b)	190	9,035
OSI Systems, Inc. (b)	1,085	101,144
Pegasystems, Inc.	8,194	1,091,932
Perficient, Inc. (b)	1,420	67,663
PFSweb, Inc. (b)	1,880	12,652
Power Integrations, Inc.	1,060	86,772
Progress Software Corp.	1,455	65,751
Q2 Holdings, Inc. (b)	180	22,775
Qualys, Inc. (b)(c)	4,080	497,230
Repay Holdings Corp. (b)	19,747	538,106
Rimini Street, Inc. (b)	4,245	18,805
Rogers Corp. (b)	85	13,200
Sailpoint Technologies Holdings, Inc. (b)	2,530	134,697
Science Applications International Corp.	855	80,917
Semtech Corp. (b)	3,015	217,351
Silicon Laboratories, Inc. (b)	3,242	412,836
SMART Global Holdings, Inc. (b)	990	37,254
SPS Commerce, Inc. (b)	1,352	146,814
Super Micro Computer, Inc. (b)	680	21,529
SVMK, Inc. (b)	1,860	47,523
Synaptics, Inc. (b)	2,286	220,370
Telenav, Inc. (b)	2,505	11,774
Tenable Holdings, Inc. (b)	340	17,768
Triterras, Inc. (b)(c)	26,388	291,060
TTEC Holdings, Inc.	568	41,424
Ultra Clean Holdings, Inc. (b)	1,920	59,808
Varonis Systems, Inc. (b)	340	55,627
Verra Mobility Corp. (b)	4,180	56,096
Viavi Solutions, Inc. (b)	1,390	20,815
Virtusa Corp. (b)	190	9,715
WNS Holdings Ltd. - ADR (b)	14,765	1,063,818
Workiva, Inc. (b)	14,555	1,333,529
Xperi Holding Corp.	435	9,092
		14,086,835
Materials - 2.2%
Avient Corp.	1,607	64,730
Balchem Corp.	173	19,933
Boise Cascade Co.	350	16,730
Ferroglobe Representation & Warranty Insurance Trust (b)(d)(e)	840	–
Forterra, Inc. (b)	5,554	95,501
Innospec, Inc.	885	80,296
Koppers Holdings, Inc. (b)	660	20,566
Materion Corp.	479	30,522
Myers Industries, Inc.	775	16,105
Neenah, Inc.	79	4,370
Novagold Resources, Inc. (b)(c)	7,290	70,494
Quaker Chemical Corp.	2,420	613,204
Worthington Industries, Inc.	200	10,268
		1,042,719
Real Estate - 0.6%
Cushman & Wakefield PLC (b)	1,635	24,247
EastGroup Properties, Inc.	622	85,873
Newmark Group, Inc. - Class A	950	6,925
PS Business Parks, Inc.	370	49,162
Redfin Corp. (b)	1,290	88,533
Ryman Hospitality Properties, Inc.	150	10,164
		264,904
Utilities - 0.3%
American States Water Co.	1,225	97,399
Genie Energy Ltd. - Class B	1,320	9,517
Pure Cycle Corp. (b)	3,870	43,460
		150,376
Total Common Stocks (Cost $28,638,105)		$47,548,100

Total Investments at Value - 99.0% (Cost $28,638,105)		$47,548,100
Other Assets in Excess of Liabilities -1.0%		511,826
Net Assets - 100.0%		$48,059,926

Percentages are stated as a percent of net assets.

ADR	American Depository Receipt

(a)	More narrow industries are utilized for compliance purposes, whereas broad sectors are utilized for reporting purposes.
(b)	Non-income producing security.
(c)	This security or a partial position of this security is on loan at December 31, 2020. The total fair value of securities on loan at December 31, 2020 was $3,502,057.
(d)	Level 3 security. Security has been valued at fair value in accordance with procedures adopted by and under the general supervision of the Board of Directors. The total value of such securities is $0 as of December 31, 2020, representing 0.0% of net assets.
(e)	Illiquid security. The total value of such securities is $0 as of December 31, 2020, representing 0.0% of net assets.

WILSHIRE MUTUAL FUNDS, INC.
SMALL COMPANY VALUE PORTFOLIO	December 31, 2020
SCHEDULE OF INVESTMENTS

	Shares	Value
COMMON STOCKS - 98.5% (a)
Communication Services - 1.5%
Consolidated Communications Holdings, Inc. (b)	3,165	$15,477
Emerald Holding, Inc.	10,200	55,284
Entercom Communications Corp. - Class A	7,715	19,056
Entravision Communications Corp. - Class A	5,000	13,750
Live Nation Entertainment, Inc. (b)	4,300	315,964
MDC Partners, Inc. (b)	4,400	11,044
Meredith Corp.	800	15,360
MSG Networks, Inc. (b)	1,900	28,006
National CineMedia, Inc.	4,727	17,585
TEGNA, Inc.	2,145	29,923
Vonage Holdings Corp. (b)	980	12,617
Yelp, Inc. (b)	1,970	64,360
		598,426
Consumer Discretionary - 14.3%
Adient PLC (b)	2,565	89,185
American Eagle Outfitters, Inc.	1,300	26,091
American Outdoor Brands, Inc. (b)	117	1,992
American Public Education, Inc. (b)	1,640	49,987
Asbury Automotive Group, Inc. (b)	970	141,368
Bed Bath & Beyond, Inc. (c)	2,610	46,354
Big Lots, Inc.	1,164	49,971
Brinker International, Inc.	500	28,285
Caesars Entertainment, Inc. (b)	630	46,790
Caleres, Inc.	240	3,756
Callaway Golf Co.	1,298	31,165
Carriage Services, Inc.	2,185	68,434
Carter's, Inc.	1,375	129,346
Century Communities, Inc. (b)	800	35,024
Chico's FAS, Inc.	909	1,445
Chuy's Holdings, Inc. (b)	720	19,073
Citi Trends, Inc.	1,400	69,552
Cooper Tire & Rubber Co.	1,300	52,650
Culp, Inc.	900	14,283
Dana, Inc.	990	19,325
Del Taco Restaurants, Inc. (b)	1,320	11,959
Dillard's, Inc. - Class A (c)	300	18,915
Dine Brands Global, Inc.	350	20,300
El Pollo Loco Holdings, Inc. (b)	1,192	21,575
Ethan Allen Interiors, Inc.	2,900	58,609
Fiesta Restaurant Group, Inc. (b)	1,374	15,664
Foot Locker, Inc.	600	24,264
Franchise Group, Inc.	1,000	30,450
Genesco, Inc. (b)	2,637	79,347
G-III Apparel Group Ltd. (b) (c)	1,200	28,488
Green Brick Partners, Inc. (b)	10,439	239,679
Group 1 Automotive, Inc.	860	112,780
Guess?, Inc.	2,035	46,032
Hibbett Sports, Inc. (b)	3,013	139,140
H&R Block, Inc.	3,400	53,924
Hanesbrands, Inc.	13,347	194,599
Helen of Troy Ltd. (b)	199	44,216
Hilton Grand Vacations, Inc. (b)	1,800	56,430
Hooker Furniture Corp.	1,300	41,925
International Game Technology Plc	1,600	27,104
Jack in the Box, Inc.	400	37,120
Johnson Outdoors, Inc. - Class A	480	54,063
KB Home	755	25,308
Lands' End, Inc. (b)	930	20,060
Laureate Education, Inc. (b)	1,145	16,671
La-Z-Boy, Inc.	700	27,888
LGI Homes, Inc. (b)	400	42,340
Lithia Motors, Inc. - Class A	513	150,140
Lumber Liquidators Holdings, Inc. (b)	310	9,529
M/I Homes, Inc. (b)	2,575	114,047
Magnite, Inc. (b)	4,220	129,596
MarineMax, Inc. (b)	1,050	36,782
Meritage Homes Corp. (b)	1,630	134,997
Modine Manufacturing Co. (b)	2,270	28,511
Motorcar Parts of America, Inc. (b)	1,900	37,278
Murphy USA, Inc.	352	46,066
Nautilus, Inc. (b)	1,480	26,847
OneSpaWorld Holdings Ltd.	2,880	29,203
OneWater Marine, Inc. (b)	1,300	37,817
Penn National Gaming, Inc. (b)	545	47,072
Penske Automotive Group, Inc.	400	23,756
PetMed Express, Inc.	400	12,824
Red Rock Resorts, Inc. - Class A	18,577	465,168
Rent-A-Center, Inc.	3,320	127,123
RH (b)	60	26,851
Rocky Brands, Inc.	500	14,035
Sally Beauty Holdings, Inc. (b) (c)	5,048	65,826
Signet Jewelers Ltd.	2,453	66,893
Sleep Number Corp. (b)	110	9,005
Sonic Automotive, Inc. - Class A	1,100	42,427
Sportsman's Warehouse Holdings, Inc. (b)	4,100	71,955
Stamps.com, Inc. (b)	80	15,695
Standard Motor Products, Inc.	986	39,894
Steven Madden Ltd.	720	25,430
Stride, Inc. (b)	490	10,403
Superior Group of Cos, Inc.	620	14,409
Taylor Morrison Home Corp. (b)	3,610	92,596
The Aaron's Co Inc. (b)	357	6,769
The Buckle Inc. (c)	3,090	90,228
The Cato Corp.	4,400	42,196
The Goodyear Tire & Rubber Co.	6,000	65,460
The Michaels Cos., Inc. (b) (c)	3,300	42,933
The ODP Corp.	2,146	62,878
Tilly's, Inc. - Class A	2,600	21,216
TRI Pointe Group, Inc. (b)	4,275	73,744
Universal Electronics, Inc. (b) (c)	294	15,423
Urban Outfitters, Inc. (b)	1,000	25,600
Vail Resorts, Inc.	1,656	461,958
Vera Bradley, Inc. (b)	6,300	50,148
Vista Outdoor, Inc. (b)	1,742	41,390
Winnebago Industries, Inc.	170	10,190
Wolverine World Wide, Inc.	3,794	118,562
WW International, Inc. (b)	1,647	40,187
Wyndham Destinations, Inc.	900	40,374
Zumiez, Inc. (b)	3,940	144,913
		5,719,270
Consumer Staples - 5.0%
B&G Foods, Inc. (c)	1,300	36,049
BJ's Wholesale Club Holdings, Inc. (b)	905	33,738
Cal-Maine Foods, Inc. (b)	11,453	429,946
Central Garden & Pet Co. (b)	1,000	38,610
Darling Ingredients, Inc. (b)	3,195	184,287
Edgewell Personal Care Co.	350	12,103
Energizer Holdings, Inc.	300	12,654
Flowers Foods, Inc.	7,441	168,390
Hostess Brands, Inc. (b)	8,240	120,634
Inter Parfums, Inc.	150	9,073
Ingles Markets, Inc.	960	40,954
Lancaster Colony Corp.	234	42,993
Natural Grocers by Vitamin Cottage, Inc.	3,220	44,243
Nu Skin Enterprises, Inc.	500	27,315
Performance Food Group Co. (b)	1,650	78,556
Post Holdings, Inc. (b)	2,902	293,131
Primo Water Corp.	750	11,760
Seaboard Corp.	57	172,767
SpartanNash Co.	2,105	36,648
Sprouts Farmers Market, Inc. (b)	1,300	26,130
The Andersons Inc.	1,575	38,603
The Simply Good Foods Co. (b)	345	10,819
United Natural Foods, Inc. (b)	810	12,936
USANA Health Sciences, Inc. (b)	500	38,550
Vector Group Ltd.	651	7,584
Village Super Market, Inc. - Class A	1,300	28,678
Weis Markets, Inc.	500	23,905
		1,981,056
Energy - 4.5%
Berry Corp.	8,200	30,176
Bonanza Creek Energy, Inc. (b)	6,306	121,895
BP Midstream Partners LP	1,200	12,720
Cactus, Inc. - Class A	1,000	26,070
ChampionX Corp. (b)	8,522	130,387
Cimarex Energy Co.	3,500	131,285
CNX Resources Corp. (b)	4,455	48,114
CONSOL Energy, Inc. (b)	2,800	20,188
Core Laboratories NV	500	13,255
CVR Energy, Inc.	900	13,410
Denbury, Inc. (b)	2,000	51,380
Dril-Quip, Inc. (b)	800	23,696
Earthstone Energy, Inc. - Class A (b)	11,000	58,630
Equitrans Midstream Corp.	6,400	51,456
Frank's International NV (b)	19,300	52,882
Green Plains, Inc. (b)	1,850	24,364
HollyFrontier Corp.	1,000	25,850
Helix Energy Solutions Group, Inc. (b)	13,600	57,120
Hoegh LNG Partners LP	1,000	14,300
Kosmos Energy Ltd.	21,510	50,548
Liberty Oilfield Services, Inc. - Class A	3,700	38,147
Magnolia Oil & Gas Corp. - Class A (b)	4,430	31,276
Matador Resources Co. (b)	1,160	13,990
Matrix Service Co. (b)	2,700	29,754
NexTier Oilfield Solutions, Inc. (b)	15,330	52,735
Noble Midstream Partners LP	2,500	26,050
Oasis Petroleum, Inc. (b)	1,400	51,884
Oceaneering International, Inc. (b)	230	1,829
Oil States International, Inc. (b)	3,820	19,176
Ovintiv, Inc.	1,440	20,678
Patterson-UTI Energy, Inc.	4,900	25,774
PDC Energy, Inc. (b)	4,112	84,419
Penn Virginia Corp. (b)	2,300	23,345
ProPetro Holding Corp. (b)	3,500	25,865
Range Resources Corp. (b)	9,450	63,315
Rattler Midstream LP	2,700	25,596
REX American Resources Corp. (b)	400	29,388
Select Energy Services, Inc. - Class A (b)	7,970	32,677
Shell Midstream Partners LP	2,600	26,208
SM Energy Co.	1,732	10,600
Solaris Oilfield Infrastructure, Inc. - Class A	4,500	36,630
Southwestern Energy Co. (b)	11,402	33,978
Technip FMC PLC	1,600	15,040
Talos Energy, Inc. (b)	250	2,060
Tidewater, Inc. (b)	1,080	9,331
US Silica Holdings, Inc.	1,990	13,970
Whiting Petroleum Corp. (b)	2,100	52,500
World Fuel Services Corp.	800	24,928
		1,778,869
Financials - 30.2%
1st Source Corp.	600	24,180
AllianceBernstein Holding LP	700	23,639
Altabancorp	2,355	65,752
Amalgamated Bank - Class A	1,500	20,610
Ambac Financial Group, Inc. (b)	2,200	33,836
American Equity Investment Life Holding Co.	2,495	69,012
America First Multifamily Investors LP	2,600	11,050
AMERISAFE, Inc.	685	39,340
Apollo Commercial Real Estate Finance, Inc.	2,890	32,281
Arbor Realty Trust, Inc.	920	13,046
Argo Group International Holdings Ltd.	1,530	66,861
Arlington Asset Investment Corp. - Class A	2,700	10,206
Artisan Partners Asset Management, Inc. - Class A	3,345	168,387
Associated Banc-Corp	4,348	74,133
Axis Capital Holdings Ltd.	1,000	50,390
BancFirst Corp.	1,960	115,052
Bank OZK	14,882	465,360
BankUnited, Inc.	4,166	144,893
Bar Harbor Bankshares	800	18,072
Berkshire Hills Bancorp, Inc.	5,630	96,386
Blackstone Mortgage Trust, Inc.	600	16,518
BOK Financial Corp.	4,003	274,125
Boston Private Financial Holdings, Inc.	6,800	57,460
Bridge Bancorp, Inc.	1,100	26,598
Bridgewater Bancshares, Inc. (b)	1,000	12,490
Brighthouse Financial, Inc. (b)	1,000	36,205
Brightsphere Investment Group, Inc.	1,600	30,848
Brookline Bancorp, Inc.	3,400	40,936
Brown & Brown, Inc.	2,041	96,764
Bryn Mawr Bank Corp.	600	18,357
Cadence BanCorp	16,210	266,168
Camden National Corp.	300	10,734
Cathay General Bancorp	6,741	216,993
Central Pacific Financial Corp.	1,400	26,614
CIT Group, Inc.	1,700	61,030
City Holding Co.	499	34,706
Civista Bancshares, Inc.	400	7,012
CNB Financial Corp.	600	12,774
CNO Financial Group, Inc.	2,300	51,129
Colony Credit Real Estate, Inc.	5,400	40,500
Columbia Banking System, Inc.	1,320	47,388
Community Bank System, Inc.	1,275	79,445
Community Trust Bancorp, Inc.	900	33,345
ConnectOne Bancorp, Inc.	2,000	39,580
Cowen, Inc. - Class A	1,900	49,381
CrossFirst Bankshares, Inc. (b)	3,200	34,400
Customers Bancorp, Inc. (b)	2,900	52,722
CVB Financial Corp.	5,745	112,027
Diamond Hill Investment Group, Inc.	200	29,854
Dime Community Bancshares, Inc.	3,669	57,860
Eagle Bancorp, Inc.	1,340	55,342
Employers Holdings, Inc.	1,200	38,628
Encore Capital Group, Inc. (b)	960	37,392
Enova International, Inc. (b)	385	9,536
Enstar Group Ltd. (b)	2,004	410,600
Equity Bancshares, Inc. - Class A (b)	1,600	34,544
Essent Group Ltd.	2,510	108,432
Evercore, Inc.	200	21,928
FB Financial Corp.	1,353	46,990
FBL Financial Group, Inc.	277	14,545
Federal Agricultural Mortgage Corp. - Class C	500	37,125
Federated Hermes, Inc.	3,470	100,248
Financial Institutions, Inc.	1,200	27,000
First BanCorp.	15,680	144,570
First Busey Corp.	1,200	25,860
First Business Financial Services, Inc.	800	14,728
First Community Bankshares, Inc.	2,628	56,712
First Financial Bancorp	2,300	40,319
First Financial Corp.	1,586	61,616
First Hawaiian, Inc.	2,300	54,234
First Horizon Corp.	5,383	68,687
First Internet Bancorp	1,000	28,740
First Merchants Corp.	860	32,173
First Midwest Bancorp Inc.	2,600	41,392
Flushing Financial Corp.	3,300	54,912
FNB Corp.	4,000	38,000
FS Bancorp, Inc.	200	10,960
Fulton Financial Corp.	6,485	82,489
Glacier Bancorp, Inc.	1,807	83,140
Granite Point Mortgage Trust, Inc.	5,960	59,540
Great Ajax Corp.	2,512	26,276
Greenhill & Co, Inc.	2,600	31,564
Global Indemnity Group LLC	1,964	56,151
Great Southern Bancorp, Inc.	800	39,120
Great Western Bancorp, Inc.	2,940	61,446
Hancock Whitney Corp.	3,971	135,093
Hanmi Financial Corp.	4,800	54,432
Heartland Financial USA, Inc.	145	5,854
Heritage Insurance Holdings, Inc.	4,139	41,928
Hilltop Holdings, Inc.	1,000	27,510
Home BancShares, Inc.	4,635	90,290
HomeStreet, Inc.	1,200	40,500
HomeTrust Bancshares, Inc.	700	13,517
Hope Bancorp, Inc.	10,635	116,028
Horace Mann Educators Corp.	1,200	50,448
Horizon Bancorp, Inc.	1,800	28,548
Independent Bank Corp.	1,143	21,111
International Bancshares Corp.	4,050	151,632
Invesco Mortgage Capital, Inc.	7,217	24,393
Investors Bancorp, Inc.	11,785	124,450
James River Group Holdings Ltd.	500	24,575
Lakeland Bancorp, Inc.	3,000	38,100
Lazard Ltd. - Class A	1,300	54,990
Live Oak Bancshares, Inc.	4,577	217,224
Luther Burbank Corp.	1,900	18,620
Mercantile Bank Corp.	2,048	55,644
Meridian Bancorp, Inc.	1,000	14,910
Metropolitan Bank Holding Corp. (b)	700	25,389
MFA Financial, Inc.	14,250	55,432
Midland States Bancorp, Inc.	2,600	46,462
MidWestOne Financial Group, Inc.	1,100	26,950
Mr. Cooper Group, Inc. (b)	10,322	320,292
National Bank Holdings Corp. - Class A	370	12,121
National General Holdings Corp.	66	2,256
National Western Life Group, Inc. - Class A	692	142,857
Navient Corp.	7,512	73,768
NBT Bancorp, Inc.	1,428	45,839
New York Mortgage Trust, Inc.	4,810	17,749
NMI Holdings, Inc. - Class A (b)	500	11,325
Northeast Bank	85	1,914
Northfield Bancorp, Inc.	2,100	25,893
Northrim BanCorp, Inc.	1,335	45,323
OceanFirst Financial Corp.	2,100	39,123
OP Bancorp	1,666	12,828
Oppenheimer Holdings, Inc. - Class A	215	6,757
Orrstown Financial Services, Inc.	700	11,585
PacWest Bancorp	2,100	53,340
Peapack Gladstone Financial Corp.	1,800	40,968
PennyMac Mortgage Investment Trust	2,250	39,577
Peoples Bancorp, Inc.	2,685	72,737
Popular, Inc.	900	50,688
PRA Group, Inc. (b)	1,560	61,870
Preferred Bank	800	40,376
Premier Financial Corp.	7,441	171,143
ProAssurance Corp.	15,839	281,776
PROG Holdings, Inc.	3,643	196,248
Prosperity Bancshares, Inc.	299	20,739
Provident Financial Services, Inc.	6,325	113,597
Pzena Investment Management, Inc. - Class A	5,141	37,529
Radian Group, Inc.	1,600	32,400
RBB Bancorp	1,200	18,456
Redwood Trust, Inc.	950	8,341
Regional Management Corp.	420	12,541
Reinsurance Group of America, Inc.	1,169	135,487
Reliant Bancorp, Inc.	850	15,827
RenaissanceRe Holdings Ltd.	806	133,651
Republic Bancorp Inc.	1,458	52,590
S&T Bancorp, Inc.	2,200	54,648
Sandy Spring Bancorp, Inc.	1,145	36,858
Selective Insurance Group, Inc.	405	27,127
Selectquote, Inc. (b)	1,910	39,633
Sierra Bancorp	500	11,960
Simmons First National Corp.	4,455	96,183
SLM Corp.	3,200	39,648
Southern Missouri Bancorp, Inc.	500	15,220
Southern National Bancorp of Virginia, Inc.	2,300	27,853
State Auto Financial Corp.	1,400	24,836
Sterling Bancorp, Inc.	32,203	579,010
Sterling Bancorp, Inc.	2,110	9,579
Stewart Information Services Corp.	1,300	62,868
Stifel Financial Corp.	3,188	160,841
Stock Yards Bancorp, Inc.	1,460	59,101
Synovus Financial Corp.	1,600	51,792
Territorial Bancorp, Inc.	600	14,418
Texas Capital Bancshares, Inc. (b)	2,220	132,090
The Bancorp Inc. (b)	2,065	28,187
The First of Long Island Corp.	5,570	99,425
The Hanover Insurance Group Inc.	440	51,445
Third Point Reinsurance Ltd. (b)	4,100	39,032
Towne Bank	1,700	39,916
TPG RE Finance Trust, Inc.	3,758	39,910
TriCo Bancshares	300	10,584
TriState Capital Holdings, Inc. (b)	1,600	27,840
Triumph Bancorp, Inc. (b)	133	6,457
TrustCo Bank Corp.	5,900	39,353
Trustmark Corp.	3,239	88,457
Two Harbors Investment Corp.	5,210	33,188
UMB Financial Corp.	200	13,798
Umpqua Holdings Corp.	2,700	40,878
United Bankshares Inc.	5,425	175,770
United Community Banks Inc/GA	3,800	108,072
Univest Financial Corp.	3,994	82,197
Valley National Bancorp	3,965	38,659
Victory Capital Holdings, Inc. - Class A	1,800	44,658
Waddell & Reed Financial, Inc.	1,735	44,190
Washington Federal, Inc.	3,625	93,308
Washington Trust Bancorp, Inc.	600	26,880
Waterstone Financial, Inc.	740	13,927
Webster Financial Corp.	1,200	50,580
Wintrust Financial Corp.	850	51,927
WisdomTree Investments, Inc.	3,640	19,474
		12,086,706
Health Care - 3.3%
Abeona Therapeutics, Inc. (b)	5,140	8,070
Albireo Pharma, Inc. (b)	470	17,630
Allscripts Healthcare Solutions, Inc. (b)	980	14,151
Anika Therapeutics, Inc. (b)	1,505	68,116
Atara Biotherapeutics, Inc. (b)	530	10,404
BioCryst Pharmaceuticals, Inc. (b) (c)	1,820	13,559
Coherus Biosciences, Inc. (b) (c)	3,140	54,573
Constellation Pharmaceuticals, Inc. (b)	530	15,264
Covetrus, Inc. (b)	1,130	32,476
Endo International PLC (b)	1,215	8,724
Enzo Biochem, Inc. (b)	3,000	7,560
Evolent Health, Inc. (b)	330	5,290
G1 Therapeutics, Inc. (b)	1,205	21,678
Hanger, Inc. (b)	4,958	109,026
HealthStream, Inc. (b)	375	8,190
HMS Holdings Corp. (b)	1,798	66,077
ImmunoGen, Inc. (b)	3,185	20,543
Integer Holdings Corp. (b)	1,230	99,864
LivaNova Plc (b)	2,815	186,381
MacroGenics, Inc. (b)	330	7,544
MEDNAX, Inc. (b)	1,520	37,301
National HealthCare Corp.	778	51,667
Natus Medical, Inc. (b)	9,512	190,620
Novavax, Inc. (b) (c)	460	51,294
Paratek Pharmaceuticals, Inc. (b)	1,300	8,138
Patterson Cos, Inc.	1,000	29,630
Sangamo Therapeutics, Inc. (b)	1,570	24,500
Sientra, Inc. (b)	1,450	5,640
Taro Pharmaceutical Industries Ltd. (b)	760	55,799
Tivity Health, Inc. (b)	2,425	47,506
Triple-S Management Corp. - Class B (b)	1,083	23,122
Vanda Pharmaceuticals, Inc. (b)	2,000	26,280
ViewRay, Inc. (b)	2,430	9,283
		1,335,900
Industrials - 19.6%
AAR Corp.	3,380	122,424
ABM Industries, Inc.	2,610	98,762
ACCO Brands Corp.	5,800	49,010
Acuity Brands, Inc.	200	24,218
Aerojet Rocketdyne Holdings, Inc. (b)	1,425	75,311
AeroVironment, Inc. (b)	395	34,325
Alaska Air Group, Inc.	2,453	127,556
Allegiant Travel Co.	1,380	261,151
Altra Industrial Motion Corp.	670	37,138
Apogee Enterprises, Inc.	800	25,344
ArcBest Corp.	1,140	48,644
Arcosa, Inc.	835	45,867
Argan, Inc.	290	12,902
Armstrong Flooring, Inc. (b)	6,900	26,358
ASGN, Inc. (b)	715	59,724
Atkore International Group, Inc. (b)	300	12,333
AZZ, Inc.	1,635	77,564
Beacon Roofing Supply, Inc. (b)	520	20,899
Barnes Group, Inc.	372	18,857
BG Staffing, Inc.	1,000	13,490
Blue Bird Corp. (b)	2,400	43,824
BMC Stock Holdings, Inc. (b)	1,445	77,568
Brady Corp. - Class A	1,256	66,342
Builders FirstSource, Inc. (b)	1,195	48,768
CBIZ, Inc. (b)	1,000	26,610
CECO Environmental Corp. (b)	875	6,090
Chart Industries, Inc. (b)	160	18,846
Cimpress PLC (b) (c)	880	77,211
CIRCOR International, Inc. (b)	560	21,526
Colfax Corp. (b)	9,015	344,734
Columbus McKinnon Corp.	425	16,337
Comfort Systems USA, Inc.	700	36,862
Cornerstone Building Brands, Inc. (b)	710	6,589
Covanta Holding Corp.	660	8,666
Crane Co.	400	31,064
CSW Industrials, Inc.	628	70,279
Curtiss-Wright Corp.	440	51,194
Deluxe Corp.	1,265	36,938
Douglas Dynamics, Inc.	1,326	56,713
Ducommun, Inc. (b)	515	27,655
DXP Enterprises Inc. (b) (c)	3,605	80,139
EMCOR Group, Inc.	2,702	247,125
Encore Wire Corp.	900	54,513
EnPro Industries, Inc.	700	52,864
EnerSys	620	51,497
Ennis, Inc.	2,300	41,055
Flowserve Corp.	700	25,795
Fluor Corp.	4,700	75,059
Forward Air Corp.	300	23,052
Foundation Building Materials, Inc. (b)	450	8,645
Franklin Electric Co., Inc.	2,005	138,766
FTI Consulting, Inc. (b)	200	22,344
GATX Corp.	290	24,122
Gibraltar Industries, Inc. (b)	755	54,315
GP Strategies Corp. (b)	1,700	20,162
GrafTech International Ltd.	5,900	62,894
Graham Corp.	800	12,144
Great Lakes Dredge & Dock Corp. (b)	7,835	103,187
Griffon Corp.	600	12,228
H&E Equipment Services, Inc.	835	24,891
Hawaiian Holdings, Inc.	1,940	34,338
Heidrick & Struggles International, Inc.	1,800	52,884
Herman Miller, Inc.	3,340	112,892
Hillenbrand, Inc.	1,400	55,720
Hub Group, Inc. (b)	2,634	150,138
Hyster-Yale Materials Handling, Inc.	2,422	144,230
ICF International, Inc.	120	8,920
Interface, Inc.	7,390	77,595
KAR Auction Services, Inc.	540	10,049
Kelly Services, Inc. - Class A	1,900	39,083
Kennametal, Inc.	700	25,368
Kforce, Inc.	300	12,627
Kimball International, Inc. - Class B	2,200	26,290
Kirby Corp. (b)	4,075	211,207
Knoll, Inc.	3,800	55,784
Korn Ferry	1,300	56,550
Masonite International Corp. (b)	500	49,170
MasTec, Inc. (b)	1,200	81,816
Matson, Inc.	1,190	67,794
Mercury Systems, Inc. (b)	485	42,709
Meritor, Inc. (b)	1,800	50,238
Miller Industries, Inc.	700	26,614
Moog, Inc.	572	45,360
MRC Global, Inc. (b)	6,740	44,686
Mueller Industries, Inc.	3,950	138,684
Mueller Water Products, Inc.	2,000	24,760
MYR Group, Inc. (b)	400	24,040
National Presto Industries, Inc.	430	38,025
Navistar International Corp. (b)	580	25,497
NOW, Inc. (b)	12,115	86,986
PGT Innovations, Inc. (b)	810	16,475
Powell Industries, Inc.	2,800	82,572
Preformed Line Products Co.	400	27,376
Primoris Services Corp.	2,290	63,227
Resideo Technologies, Inc. (b)	5,760	122,458
Resources Connection, Inc.	2,900	36,453
Rush Enterprises, Inc.	1,200	49,704
Schneider National, Inc.	600	12,420
Sensata Technologies Holding Plc (b)	1,250	65,925
Spirit Airlines, Inc. (b) (c)	2,760	67,482
SP Plus Corp. (b)	1,055	30,416
SPX FLOW, Inc. (b)	3,789	219,610
Steelcase, Inc. (c)	8,470	114,768
Stericycle, Inc. (b)	2,581	178,941
Sterling Construction Co., Inc. (b)	1,400	26,054
Terex Corp.	470	16,398
Tetra Tech, Inc.	293	33,924
The Greenbrier Cos Inc.	1,500	54,570
Thermon Group Holdings, Inc. (b)	3,000	46,890
TriMas Corp. (b)	3,909	123,798
Triton International Ltd.	1,415	68,642
Triumph Group, Inc.	1,025	12,874
TrueBlue, Inc. (b)	2,800	52,332
Tutor Perini Corp. (b)	3,550	45,973
UFP Industries, Inc.	1,950	108,323
UniFirst Corp/MA	88	18,629
Universal Logistics Holdings, Inc.	1,500	30,885
US Ecology, Inc. (c)	400	14,532
Valmont Industries, Inc.	300	52,479
Vectrus, Inc. (b)	1,615	80,298
Veritiv Corp. (b)	1,132	23,534
Wabash National Corp.	5,465	94,162
Watts Water Technologies, Inc. - Class A	655	79,714
Welbilt, Inc. (b)	3,130	41,316
WESCO International, Inc. (b)	5,304	416,364
WillScot Mobile Mini Holdings Corp. (b)	3,941	91,313
		7,841,375
Information Technology - 8.1%
Acacia Communications, Inc. (b)	370	26,995
Ambarella, Inc. (b)	932	85,576
Amkor Technology, Inc.	4,445	67,031
Avaya Holdings Corp. (b)	1,775	33,991
Avnet, Inc.	1,600	56,176
Belden, Inc.	1,300	54,470
Broadridge Financial Solutions, Inc.	905	138,646
Cardtronics PLC - Class A (b)	585	20,651
Casa Systems, Inc. (b)	2,200	13,574
Cass Information Systems, Inc.	1,100	42,801
Cerence, Inc. (b)	430	43,206
CEVA, Inc. (b)	635	28,892
Cirrus Logic, Inc. (b)	161	13,234
Cohu, Inc.	2,170	82,851
Comtech Telecommunications Corp.	2,500	51,725
Concentrix Corp. (b)	424	41,849
CSG Systems International, Inc.	300	13,521
Diebold Nixdorf, Inc. (b)	2,300	24,518
Diodes, Inc. (b)	700	49,350
Ebix, Inc. (c)	1,500	56,955
ePlus, Inc. (b)	300	26,385
FormFactor, Inc. (b)	1,640	70,553
Harmonic, Inc. (b)	1,060	7,833
Insight Enterprises, Inc. (b)	700	53,263
KBR, Inc.	3,580	110,729
Kimball Electronics, Inc. (b)	1,600	25,584
Lumentum Holdings, Inc. (b)	284	26,923
MACOM Technology Solutions Holdings, Inc. (b)	1,335	73,478
ManTech International Corp.	295	26,237
Methode Electronics, Inc.	1,400	53,592
MoneyGram International, Inc. (b)	1,500	8,197
NeoPhotonics Corp. (b)	3,285	29,861
NETGEAR, Inc. (b)	300	12,189
NVE Corp.	517	29,045
Onto Innovation, Inc. (b)	123	5,849
OSI Systems, Inc. (b)	735	68,517
PC Connection, Inc. (b)	800	37,832
Perficient, Inc. (b)	420	20,013
Perspecta, Inc.	270	6,502
Photronics, Inc. (b)	4,800	53,568
Plexus Corp. (b)	200	15,642
Powerfleet, Inc. (b)	1,680	12,482
Progress Software Corp.	1,518	68,598
Rambus, Inc. (b)	7,445	129,990
Rogers Corp. (b)	359	55,749
Sanmina Corp. (b)	4,592	146,439
ScanSource, Inc. (b)	1,900	50,122
SecureWorks Corp. (b)	1,040	14,789
Semtech Corp. (b)	805	58,032
SMART Global Holdings, Inc. (b)	1,305	49,107
StarTek, Inc. (b)	4,065	30,569
Super Micro Computer, Inc. (b)	2,240	70,918
Sykes Enterprises, Inc. (b)	900	33,903
Synaptics, Inc. (b)	1,135	109,414
SYNNEX Corp.	424	34,531
Telenav, Inc. (b)	2,365	11,116
Ultra Clean Holdings, Inc. (b)	2,144	66,786
Unisys Corp. (b)	754	14,839
Veeco Instruments, Inc. (b)	3,045	52,861
Vishay Intertechnology, Inc.	2,500	51,775
Vishay Precision Group, Inc. (b)	283	8,909
WNS Holdings Ltd. - ADR (b)	5,414	390,079
Xperi Holding Corp.	3,809	79,608
		3,248,420
Materials - 4.5%
Alcoa Corp. (b)	2,560	59,008
American Vanguard Corp.	2,400	37,248
Arconic Corp. (b)	1,650	49,170
Ashland Global Holdings, Inc.	3,230	255,816
Avient Corp.	1,060	42,697
Boise Cascade Co.	960	45,888
Cabot Corp.	900	40,392
Carpenter Technology Corp.	290	8,445
Century Aluminum Co. (b)	2,510	27,685
Clearwater Paper Corp. (b)	450	16,987
Coeur Mining, Inc. (b)	2,750	28,462
Commercial Metals Co.	2,950	60,593
Domtar Corp.	2,860	90,519
FutureFuel Corp.	1,100	13,970
Glatfelter Corp.	800	13,104
Greif, Inc.	845	39,614
Hawkins, Inc.	300	15,693
HB Fuller Co.	200	10,376
Hecla Mining Co.	7,290	47,239
Kaiser Aluminum Corp.	500	49,450
Innospec, Inc.	745	67,594
Koppers Holdings, Inc. (b)	470	14,645
Kronos Worldwide, Inc.	845	12,599
Materion Corp.	1,163	74,107
Mercer International, Inc.	3,200	32,800
PQ Group Holdings, Inc.	1,800	25,668
Ryerson Holding Corp. (b)	1,255	17,118
Schnitzer Steel Industries, Inc. - Class A	400	12,764
Summit Materials, Inc. (b)	2,406	48,312
SunCoke Energy, Inc.	2,755	11,984
TimkenSteel Corp. (b)	1,780	8,313
Trecora Resources (b)	1,675	11,708
Tredegar Corp.	2,235	37,324
Trinseo SA	1,100	56,331
UFP Technologies, Inc. (b)	776	36,162
US Concrete, Inc. (b)	1,070	42,768
Warrior Met Coal, Inc.	1,300	27,716
Westlake Chemical Partners LP	1,200	28,608
W R Grace & Co.	3,340	183,099
Worthington Industries, Inc.	1,990	102,167
		1,804,143
Real Estate - 4.5%
Acadia Realty Trust	2,990	42,428
Alexander's, Inc.	130	36,056
Alexander & Baldwin, Inc.	2,100	36,078
American Campus Communities, Inc.	1,313	56,157
CatchMark Timber Trust, Inc.	1,822	17,054
Chatham Lodging Trust	1,810	19,548
Colony Capital, Inc.	1,794	8,629
CorEnergy Infrastructure Trust, Inc.	4,130	28,291
CubeSmart	10,440	350,888
Cushman & Wakefield PLC (b)	3,155	46,789
DiamondRock Hospitality Co.	3,380	27,885
Diversified Healthcare Trust	7,412	30,537
Essential Properties Realty Trust, Inc.	840	17,808
Gladstone Commercial Corp.	350	6,300
Healthcare Realty Trust, Inc.	2,960	87,616
Hersha Hospitality Trust	2,760	21,776
JBG SMITH Properties	2,009	62,822
Jones Lang LaSalle, Inc.	378	56,084
Kennedy-Wilson Holdings, Inc.	3,280	58,679
Lexington Realty Trust	2,205	23,417
National Health Investors, Inc.	991	68,548
Newmark Group, Inc. - Class A	5,010	36,523
Pebblebrook Hotel Trust	3,110	58,468
Physicians Realty Trust	3,565	63,457
Piedmont Office Realty Trust, Inc. - Class A	1,745	28,321
PS Business Parks, Inc.	14	1,860
Rayonier, Inc.	2,814	82,675
RE/MAX Holdings, Inc.	1,047	38,037
Realogy Holdings Corp. (b)	1,990	26,109
Retail Opportunity Investments Corp.	5,035	67,419
Retail Properties of America, Inc.	3,080	26,365
RPT Realty	990	8,564
Sabra Health Care REIT, Inc.	5,300	92,061
Seritage Growth Properties - Class A (b)	1,550	22,754
SITE Centers Corp.	3,560	36,027
Summit Hotel Properties, Inc.	3,410	30,724
Sunstone Hotel Investors, Inc.	1,795	20,337
The RMR Group, Inc. - Class A	1,360	52,523
Urban Edge Properties	1,565	20,251
		1,815,865
Utilities - 3.0%
ALLETE, Inc.	1,865	115,518
Avista Corp.	1,300	52,182
Black Hills Corp.	755	46,395
Genie Energy Ltd. - Class B	1,884	13,583
MGE Energy, Inc.	656	45,940
NorthWestern Corp.	800	46,648
ONE Gas, Inc.	362	27,791
Otter Tail Corp.	1,200	51,132
PNM Resources, Inc.	2,430	117,928
Portland General Electric Co.	2,375	101,579
South Jersey Industries, Inc.	12,275	264,526
Southwest Gas Holdings, Inc.	800	48,600
Spire, Inc.	800	51,232
Star Group LP	2,000	18,820
Suburban Propane Partners LP	3,200	47,552
UGI Corp.	3,924	137,183
		1,186,609
Total COMMON STOCKS (Cost $34,717,508)		$39,396,639

Total Investments at Value - 98.5% (Cost $34,717,508)		$39,396,639
Other Assets in Excess of Liabilities - 1.5%		585,355
Net Assets - 100.0%		$39,981,994

Percentages are stated as a percent of net assets.

ADR	American Depository Receipt
REIT	Real Estate Investment Trust

(a)	More narrow industries are utilized for compliance purposes, whereas broad sectors are utilized for reporting purposes.
(b)	Non-income producing security.
(c)	This security or a partial position of this security is on loan at December 31, 2020. The total fair value of securities on loan at December 31, 2020 was $779,363.

WILSHIRE MUTUAL FUNDS, INC.
WILSHIRE 5000 INDEX FUND	December 31, 2020
SCHEDULE OF INVESTMENTS

	Shares	Value
COMMON STOCKS - 99.0% (a)
Communication Services - 9.8%
Activision Blizzard, Inc.	4,183	$388,392
Actua Corp. (b)(c)(d)	100	5
Alphabet, Inc. (d)	3,513	6,154,354
Altice USA, Inc. (d)	700	26,509
Ambassadors Group, Inc. (b)(c)(d)	400	–
AMC Networks, Inc. (d)(e)	356	12,734
ANGI Homeservices, Inc. (d)	1,720	22,695
AT&T, Inc.	41,488	1,193,195
Cable One, Inc.	20	44,554
Cardlytics, Inc. (d)(e)	230	32,837
Cars.com, Inc. (d)	445	5,028
CenturyLink, Inc.	6,072	59,202
Charter Communications, Inc. (d)	838	554,379
Cinemark Holdings, Inc. (e)	775	13,493
Cogent Communications Holdings, Inc.	200	11,974
Comcast Corp.	25,608	1,341,859
Consolidated Communications Holdings, Inc. (d)	501	2,450
Discovery, Inc. (d)(e)	798	24,012
DISH Network Corp. (d)	1,469	47,507
Electronic Arts, Inc.	1,650	236,940
Facebook, Inc. (d)	12,969	3,542,612
Fox Corp.	2,196	63,948
Gaia, Inc. (d)	600	5,928
Glu Mobile, Inc. (d)	1,940	17,479
IAC/InterActiveCorp (d)	450	85,207
Iridium Communications, Inc. (d)	910	35,786
John Wiley & Sons, Inc.	200	9,132
Liberty Broadband Corp. (d)	1,031	162,465
Liberty Broadband Corp. (d)	238	37,752
Liberty Media Corp-Liberty Braves (d)	360	8,953
Liberty Media Corp-Liberty Formula One (d)	1,070	40,649
Liberty Media Corp-Liberty SiriusXM (d)	1,732	74,805
Lions Gate Entertainment Corp. (d)	1,033	10,723
Live Nation Entertainment, Inc. (d)	857	62,972
Loral Space & Communications, Inc.	300	6,297
Madison Square Garden Entertainment Corp. (d)	93	9,769
Madison Square Garden Sports Corp. (d)	93	17,121
Match Group, Inc. (d)	1,266	191,407
Meredith Corp.	300	5,760
MSG Networks, Inc. (d)	581	8,564
Netflix, Inc. (d)	2,492	1,347,499
News Corp.	1,173	21,079
Nexstar Media Group, Inc.	189	20,637
Omnicom Group, Inc.	1,114	69,480
Pinterest, Inc. (d)	550	36,245
Roku, Inc. (d)	140	46,483
Scholastic Corp.	325	8,125
Shenandoah Telecommunications Co.	300	12,975
Sinclair Broadcast Group, Inc.	425	13,536
Sirius XM Holdings, Inc. (e)	8,669	55,222
Snap, Inc. (d)	5,450	272,882
Spok Holdings, Inc.	400	4,452
Take-Two Interactive Software, Inc. (d)	635	131,947
TechTarget, Inc. (d)	60	3,547
TEGNA, Inc.	215	2,999
Telephone and Data Systems, Inc.	700	12,999
The EW Scripps Co	206	3,150
The Interpublic Group of Cos Inc.	1,812	42,618
The Marcus Corp.	100	1,348
The New York Times Co	620	32,097
The Walt Disney Co (d)	9,456	1,713,238
T-Mobile US, Inc. (d)	3,608	486,539
TripAdvisor, Inc. (d)	634	18,247
Twitter, Inc. (d)	4,670	252,881
United States Cellular Corp. (d)	300	9,207
Verizon Communications, Inc.	23,553	1,383,739
ViacomCBS, Inc.	3,094	115,282
Vonage Holdings Corp. (d)	1,425	18,347
Warner Music Group Corp.	1,000	37,990
World Wrestling Entertainment, Inc.	280	13,454
Yelp, Inc. (d)	566	18,491
Zillow Group, Inc. (d)	558	72,428
Zynga, Inc. (d)	5,350	52,805
		20,901,416
Consumer Discretionary - 12.3%
1-800-Flowers.com, Inc. - Class A (d)(e)	300	7,800
Abercrombie & Fitch Co.	425	8,653
Adtalem Global Education, Inc. (d)	400	13,580
Advance Auto Parts, Inc.	491	77,337
Amazon.com, Inc. (d)	2,618	8,526,643
American Eagle Outfitters, Inc.	665	13,347
American Outdoor Brands, Inc. (d)	118	2,010
American Public Education, Inc. (d)	300	9,144
Aramark	1,065	40,981
Asbury Automotive Group, Inc. (d)	50	7,287
Autoliv, Inc.	648	59,681
AutoNation, Inc. (d)	195	13,609
AutoZone, Inc. (d)	136	161,220
Beazer Homes USA, Inc. (d)	200	3,030
Bed Bath & Beyond, Inc. (e)	1,055	18,737
Best Buy Co, Inc.	1,395	139,207
Big Lots, Inc.	200	8,586
Bloomin' Brands, Inc.	880	17,090
Booking Holdings, Inc. (d)	238	530,090
BorgWarner, Inc.	1,310	50,618
Boyd Gaming Corp.	235	10,086
Bright Horizons Family Solutions, Inc. (d)	300	51,897
Brinker International, Inc.	175	9,900
Brunswick Corp/DE	550	41,932
Burlington Stores, Inc. (d)(e)	358	93,635
Caesars Entertainment, Inc. (d)	1,160	86,153
Caleres, Inc.	425	6,651
Callaway Golf Co.	500	12,005
CarMax, Inc. (d)	890	84,069
Carnival Corp.	3,795	82,200
Carter's, Inc.	172	16,180
Carvana Co. (d)	80	19,163
Chegg, Inc. (d)	740	66,844
Chewy, Inc. (d)(e)	290	26,068
Chipotle Mexican Grill, Inc. (d)	147	203,846
Choice Hotels International, Inc.	200	21,346
Churchill Downs, Inc.	191	37,205
Citi Trends, Inc.	50	2,484
Collectors Universe, Inc.	110	8,294
Columbia Sportswear Co.	340	29,709
Cooper Tire & Rubber Co.	425	17,212
Core-Mark Holding Co, Inc.	206	6,050
Cracker Barrel Old Country Store, Inc.	191	25,197
Crocs, Inc. (d)	250	15,665
Dana, Inc.	900	17,568
Darden Restaurants, Inc.	803	95,653
Dave & Buster's Entertainment, Inc.	300	9,006
Deckers Outdoor Corp. (d)	145	41,583
Dick's Sporting Goods, Inc.	527	29,623
Dollar General Corp.	1,336	280,961
Dollar Tree, Inc. (d)	1,306	141,100
Domino's Pizza, Inc.	219	83,978
Dorman Products, Inc. (d)	200	17,364
DR Horton, Inc.	2,073	142,871
eBay, Inc.	4,045	203,261
Etsy, Inc. (d)	740	131,653
Expedia Group, Inc.	724	95,858
Fiesta Restaurant Group, Inc. (d)	300	3,420
Five Below, Inc. (d)	340	59,493
Floor & Decor Holdings, Inc. (d)	670	62,209
Foot Locker, Inc.	475	19,209
Ford Motor Co.	22,740	199,885
Fossil Group, Inc. (d)	400	3,468
Fox Factory Holding Corp. (d)	290	30,656
frontdoor, Inc. (d)	487	24,452
GameStop Corp. (d)(e)	550	10,362
General Motors Co.	6,890	286,900
Gentex Corp.	845	28,671
Gentherm, Inc. (d)	75	4,891
Genuine Parts Co.	957	96,112
Golden Entertainment, Inc. (d)	100	1,989
Grand Canyon Education, Inc. (d)	200	18,622
Green Brick Partners, Inc. (d)	45	1,033
Group 1 Automotive, Inc.	43	5,639
Grubhub, Inc. (d)	480	35,650
H&R Block, Inc.	1,310	20,777
Hanesbrands, Inc.	2,695	39,293
Harley-Davidson, Inc.	1,150	42,205
Hasbro, Inc.	860	80,444
Helen of Troy Ltd. (d)	119	26,441
Hilton Grand Vacations, Inc. (d)	105	3,292
Hilton Worldwide Holdings, Inc.	1,450	161,327
Hooker Furniture Corp.	200	6,450
Hyatt Hotels Corp.	300	22,275
Installed Building Products, Inc. (d)	70	7,135
iRobot Corp. (d)(e)	167	13,408
KB Home	375	12,570
Kohl's Corp.	1,075	43,742
Kontoor Brands, Inc.	339	13,750
L Brands, Inc.	1,484	55,190
Lands' End, Inc. (d)	278	5,996
Las Vegas Sands Corp.	2,087	124,385
La-Z-Boy, Inc.	425	16,932
LCI Industries	154	19,971
Lear Corp.	350	55,660
Leggett & Platt, Inc.	910	40,313
Lennar Corp.	1,600	121,968
Lithia Motors, Inc. - Class A	134	39,218
LKQ Corp. (d)	1,540	54,270
Lowe's Cos, Inc.	4,336	695,971
Lumber Liquidators Holdings, Inc. (d)	241	7,408
Macy's, Inc. (e)	2,223	25,009
Marriott International Inc/MD	1,589	209,621
Marriott Vacations Worldwide Corp.	244	33,482
Mattel, Inc. (d)	2,115	36,907
McDonald's Corp.	4,008	860,037
MDC Holdings, Inc.	330	16,038
Meritage Homes Corp. (d)	200	16,564
MGM Resorts International	2,670	84,132
Mohawk Industries, Inc. (d)	392	55,252
Motorcar Parts of America, Inc. (d)	300	5,886
Movado Group, Inc.	300	4,986
Murphy USA, Inc.	126	16,490
National Vision Holdings, Inc. (d)	540	24,457
Newell Brands, Inc.	3,445	73,137
NIKE, Inc.	7,399	1,046,737
Nordstrom, Inc.	670	20,911
Norwegian Cruise Line Holdings Ltd. (d)(e)	1,875	47,681
NVR, Inc. (d)	20	81,597
Ollie's Bargain Outlet Holdings, Inc. (d)	60	4,906
O'Reilly Automotive, Inc. (d)	460	208,182
Oxford Industries, Inc.	50	3,275
Papa John's International, Inc.	173	14,679
Patrick Industries, Inc.	20	1,367
Peloton Interactive, Inc. (d)	320	48,550
Penn National Gaming, Inc. (d)	668	57,695
Penske Automotive Group, Inc.	350	20,786
Perdoceo Education Corp. (d)	500	6,315
Planet Fitness, Inc. (d)	440	34,157
Polaris, Inc.	340	32,395
Pool Corp.	233	86,793
PulteGroup, Inc.	1,425	61,446
PVH Corp.	413	38,777
Qurate Retail, Inc.	2,919	32,021
Ralph Lauren Corp.	406	42,118
Regis Corp. (d)	200	1,838
Rent-A-Center, Inc.	110	4,212
RH (d)	46	20,586
Ross Stores, Inc.	1,785	219,216
Royal Caribbean Cruises Ltd.	997	74,466
Sally Beauty Holdings, Inc. (d)(e)	700	9,128
SeaWorld Entertainment, Inc. (d)	685	21,639
Service Corp International/US	820	40,262
Shake Shack, Inc. - Class A (d)	60	5,087
Shoe Carnival, Inc.	60	2,351
Shutterstock, Inc.	122	8,747
Six Flags Entertainment Corp.	590	20,119
Skechers USA, Inc. (d)	750	26,955
Skyline Champion Corp. (d)	50	1,547
Sleep Number Corp. (d)	250	20,465
Smith & Wesson Brands, Inc.	475	8,431
Sonos, Inc. (d)	390	9,122
Stamps.com, Inc. (d)	109	21,385
Starbucks Corp.	6,673	713,878
Steven Madden Ltd.	450	15,894
Strategic Education, Inc.	87	8,294
Stride, Inc. (d)	300	6,369
Tapestry, Inc.	1,900	59,052
Target Corp.	2,981	526,236
Taylor Morrison Home Corp. (d)	900	23,085
Tempur Sealy International, Inc. (d)	1,192	32,184
Terminix Global Holdings, Inc. (d)	525	26,780
Tesla, Inc. (d)	4,015	2,833,265
Texas Roadhouse, Inc.	475	37,126
The Aaron's Co Inc. (d)	200	3,792
The Buckle Inc. (e)	350	10,220
The Cato Corp.	300	2,877
The Cheesecake Factory Inc. (e)	300	11,118
The Children's Place Inc. (e)	122	6,112
The Gap Inc.	1,550	31,294
The Goodyear Tire & Rubber Co.	1,825	19,911
The Home Depot Inc.	6,314	1,677,125
The TJX Cos Inc.	7,126	486,635
The Wendy's Co.	1,105	24,222
Thor Industries, Inc.	381	35,429
Tiffany & Co.	735	96,616
Toll Brothers, Inc.	700	30,429
TopBuild Corp. (d)	125	23,010
Tractor Supply Co.	711	99,952
Ulta Beauty, Inc. (d)	349	100,219
Under Armour, Inc. (d)	2,425	41,637
Universal Electronics, Inc. (d)(e)	200	10,492
Vail Resorts, Inc.	200	55,792
Veoneer, Inc. (d)	648	13,802
VF Corp.	2,095	178,934
Vista Outdoor, Inc. (d)	400	9,504
Visteon Corp. (d)	101	12,678
Wayfair, Inc. (d)(e)	270	60,969
Whirlpool Corp.	274	49,454
Williams-Sonoma, Inc.	310	31,570
Wingstop, Inc.	220	29,161
Winnebago Industries, Inc.	175	10,490
Wolverine World Wide, Inc.	725	22,656
WW International, Inc. (d)	440	10,736
Wyndham Destinations, Inc.	620	27,813
Wyndham Hotels & Resorts, Inc.	620	36,853
Wynn Resorts Ltd.	561	63,298
YETI Holdings, Inc. (d)	310	21,226
Yum! Brands, Inc.	1,539	167,074
Zumiez, Inc. (d)	300	11,034
		26,270,211
Consumer Staples - 6.1%
Alico, Inc.	200	6,204
Altria Group, Inc.	11,281	462,521
Archer-Daniels-Midland Co.	3,236	163,127
B&G Foods, Inc. (e)	250	6,932
Beyond Meat, Inc. (d)(e)	390	48,750
BJ's Wholesale Club Holdings, Inc. (d)	880	32,806
Brown-Forman Corp.	1,555	123,514
Bunge Ltd.	710	46,562
Cal-Maine Foods, Inc. (d)	18	676
Campbell Soup Co.	1,430	69,140
Casey's General Stores, Inc.	177	31,616
Church & Dwight Co, Inc.	1,396	121,773
Colgate-Palmolive Co.	4,751	406,258
Conagra Brands, Inc.	2,541	92,137
Constellation Brands, Inc.	966	211,602
Costco Wholesale Corp.	2,521	949,862
Darling Ingredients, Inc. (d)	975	56,238
Edgewell Personal Care Co.	416	14,385
elf Beauty, Inc. (d)	300	7,557
Energizer Holdings, Inc.	152	6,411
Flowers Foods, Inc.	780	17,651
Fresh Del Monte Produce, Inc.	100	2,407
Freshpet, Inc. (d)	330	46,857
General Mills, Inc.	3,605	211,974
Grocery Outlet Holding Corp. (d)	160	6,280
Herbalife Nutrition Ltd. (d)	870	41,803
Hormel Foods Corp.	1,875	87,394
Ingles Markets, Inc.	150	6,399
Ingredion, Inc.	271	21,320
J & J Snack Foods Corp.	70	10,876
Kellogg Co.	1,643	102,244
Keurig Dr Pepper, Inc.	3,198	102,336
Kimberly-Clark Corp.	1,911	257,660
Lamb Weston Holdings, Inc.	667	52,520
Lancaster Colony Corp.	112	20,578
Mannatech, Inc.	70	1,302
McCormick & Co Inc/MD	1,314	125,618
Medifast, Inc.	140	27,488
MGP Ingredients, Inc.	200	9,412
Molson Coors Beverage Co.	673	30,413
Mondelez International, Inc.	8,111	474,250
Monster Beverage Corp. (d)	2,026	187,364
Nu Skin Enterprises, Inc.	325	17,755
PepsiCo, Inc.	8,019	1,189,218
Performance Food Group Co. (d)	600	28,566
Philip Morris International, Inc.	9,026	747,263
Pilgrim's Pride Corp. (d)	650	12,746
Post Holdings, Inc. (d)	438	44,242
PriceSmart, Inc.	115	10,475
Reynolds Consumer Products, Inc.	590	17,724
Sanderson Farms, Inc.	143	18,905
SpartanNash Co.	400	6,964
Spectrum Brands Holdings, Inc.	277	21,877
Sprouts Farmers Market, Inc. (d)	1,060	21,306
Sysco Corp.	3,080	228,721
The Andersons Inc.	75	1,838
The Boston Beer Co Inc. (d)	50	49,714
The Clorox Co.	760	153,459
The Coca-Cola Co.	23,900	1,310,676
The Estee Lauder Cos Inc.	1,161	309,047
The Hain Celestial Group Inc. (d)	600	24,090
The Hershey Co.	819	124,758
The J M Smucker Co.	712	82,307
The Kraft Heinz Co.	4,345	150,598
The Kroger Co.	4,625	146,890
The Procter & Gamble Co.	14,180	1,973,005
The Simply Good Foods Co. (d)	720	22,579
Tootsie Roll Industries, Inc.	27	802
TreeHouse Foods, Inc. (d)	385	16,359
Tyson Foods, Inc.	1,691	108,968
US Foods Holding Corp. (d)	1,425	47,467
USANA Health Sciences, Inc. (d)	118	9,098
Vector Group Ltd.	938	10,928
Walgreens Boots Alliance, Inc.	4,199	167,456
Walmart, Inc.	8,719	1,256,844
WD-40 Co.	45	11,956
		13,046,818
Energy - 2.2%
Antero Midstream Corp.	3,310	25,520
Apache Corp.	2,303	32,680
Arch Resources, Inc.	163	7,135
Archrock, Inc.	2,670	23,122
Baker Hughes Co.	4,245	88,508
Bristow Group, Inc. (d)	100	2,632
Cabot Oil & Gas Corp.	1,465	23,850
ChampionX Corp. (d)	730	11,169
Cheniere Energy, Inc. (d)	1,625	97,549
Chevron Corp.	11,146	941,280
Cimarex Energy Co.	596	22,356
CNX Resources Corp. (d)	1,650	17,820
Concho Resources, Inc.	1,020	59,517
ConocoPhillips	6,522	260,815
CONSOL Energy, Inc. (d)	206	1,485
Continental Resources Inc.	830	13,529
Cross Timbers Royalty Trust	200	1,648
Delek US Holdings, Inc.	301	4,837
Devon Energy Corp.	2,986	47,209
Diamondback Energy, Inc.	850	41,140
Dril-Quip, Inc. (d)	145	4,295
EOG Resources, Inc.	3,158	157,489
EQT Corp.	1,339	17,019
Equitrans Midstream Corp.	1,071	8,611
Exxon Mobil Corp.	23,758	979,305
Geospace Technologies Corp. (d)	226	1,935
Green Plains, Inc. (d)	300	3,951
Halliburton Co.	4,891	92,440
Helmerich & Payne, Inc.	550	12,738
Hess Corp.	1,604	84,675
HollyFrontier Corp.	1,158	29,934
Kinder Morgan, Inc.	11,670	159,529
Marathon Oil Corp.	5,750	38,352
Marathon Petroleum Corp.	4,001	165,481
Matador Resources Co. (d)	1,690	20,381
Murphy Oil Corp.	1,025	12,402
National Oilwell Varco, Inc.	2,661	36,536
Occidental Petroleum Corp.	5,961	103,185
ONEOK, Inc.	2,475	94,990
Ovintiv, Inc.	2,080	29,869
Parsley Energy, Inc.	1,655	23,501
PBF Energy, Inc.	125	887
PDC Energy, Inc. (d)	560	11,497
Phillips 66	2,463	172,262
Pioneer Natural Resources Co.	901	102,615
Range Resources Corp.	2,820	18,894
Renewable Energy Group, Inc. (d)	114	8,073
Schlumberger NV	8,336	181,975
SFL Corp Ltd.	575	3,611
Targa Resources Corp.	1,765	46,561
The Williams Cos Inc.	6,580	131,929
Valero Energy Corp.	2,404	135,994
World Fuel Services Corp.	475	14,801
WPX Energy, Inc. (d)	2,490	20,294
		4,649,812
Financials - 11.0%
Affiliated Managers Group, Inc.	138	14,035
Aflac, Inc.	4,610	205,007
AGNC Investment Corp.	4,545	70,902
Alleghany Corp.	57	34,410
Ally Financial, Inc.	2,195	78,274
American Equity Investment Life Holding Co.	605	16,734
American Express Co.	3,933	475,539
American Financial Group Inc/OH	446	39,079
American International Group, Inc.	5,080	192,329
American National Group, Inc.	181	17,398
Ameriprise Financial, Inc.	755	146,719
Ameris Bancorp	300	11,421
Annaly Capital Management, Inc.	10,209	86,266
Apollo Commercial Real Estate Finance, Inc.	560	6,255
Apollo Investment Corp.	575	6,109
Arbor Realty Trust, Inc.	2,031	28,800
Arch Capital Group Ltd. (d)	1,857	66,982
Ares Capital Corp.	8,795	148,548
Argo Group International Holdings Ltd.	542	23,685
ARMOUR Residential REIT, Inc.	80	863
Arthur J Gallagher & Co.	1,065	131,751
Artisan Partners Asset Management, Inc. - Class A	300	15,102
Ashford, Inc. (d)	6	51
Associated Banc-Corp	900	15,345
Assurant, Inc.	337	45,906
Atlantic Union Bankshares Corp.	275	9,058
Axis Capital Holdings Ltd.	475	23,935
Axos Financial, Inc. (d)	372	13,961
BancorpSouth Bank	675	18,522
Bank of America Corp.	46,568	1,411,476
Bank of Hawaii Corp.	303	23,216
Bank OZK	765	23,922
BankFinancial Corp.	700	6,146
BankUnited, Inc.	205	7,130
Banner Corp.	300	13,977
Barings BDC, Inc.	350	3,220
Berkshire Hathaway, Inc. (d)	12,646	2,932,228
Berkshire Hills Bancorp, Inc.	300	5,136
BlackRock, Inc.	902	650,829
Blackstone Mortgage Trust, Inc.	1,150	31,659
BOK Financial Corp.	296	20,270
Bridge Bancorp, Inc.	300	7,254
Brighthouse Financial, Inc. (d)	378	13,685
Broadmark Realty Capital, Inc. (e)	1,580	16,116
Brookline Bancorp, Inc.	500	6,020
Brown & Brown, Inc.	1,390	65,900
Camden National Corp.	150	5,367
Capital City Bank Group, Inc.	350	8,603
Capital One Financial Corp.	2,632	260,173
Capitol Federal Financial, Inc.	1,000	12,500
Cathay General Bancorp	463	14,904
Cboe Global Markets, Inc.	520	48,422
Central Pacific Financial Corp.	300	5,703
Chimera Investment Corp.	1,455	14,914
Cincinnati Financial Corp.	945	82,565
CIT Group, Inc.	710	25,489
Citigroup, Inc.	11,875	732,212
Citizens Financial Group, Inc.	2,555	91,367
CME Group, Inc.	1,658	301,839
CNA Financial Corp.	300	11,688
CNO Financial Group, Inc.	1,100	24,453
Cohen & Steers, Inc.	370	27,491
Columbia Banking System, Inc.	276	9,908
Columbia Financial, Inc. (d)	1,220	18,983
Comerica, Inc.	953	53,235
Commerce Bancshares Inc. (e)	835	54,843
Community Bank System, Inc.	200	12,462
Community Trust Bancorp, Inc.	110	4,075
Crawford & Co.	200	1,440
Credit Acceptance Corp. (d)(e)	52	17,999
CrossFirst Bankshares, Inc. (d)	1,990	21,392
Cullen/Frost Bankers, Inc.	82	7,153
CVB Financial Corp.	600	11,700
Discover Financial Services	1,735	157,070
Donnelley Financial Solutions, Inc. (d)	159	2,698
Dynex Capital, Inc.	1,100	19,580
Eagle Bancorp, Inc.	300	12,390
East West Bancorp, Inc.	515	26,116
Eastern Bankshares, Inc. (d)	3,730	60,836
Eaton Vance Corp.	380	25,813
eHealth, Inc. (d)	175	12,357
Employers Holdings, Inc.	75	2,414
Enstar Group Ltd. (d)	120	24,587
Enterprise Financial Services Corp.	50	1,747
Equitable Holdings, Inc.	2,350	60,136
Erie Indemnity Co.	174	42,734
Evercore, Inc.	240	26,314
Everest Re Group Ltd.	146	34,177
EZCORP, Inc. (d)	1,000	4,790
FactSet Research Systems, Inc.	250	83,125
FBL Financial Group, Inc.	240	12,602
FedNat Holding Co.	200	1,184
Fidelity National Financial, Inc.	1,909	74,623
Fifth Third Bancorp	3,499	96,467
Financial Institutions, Inc.	200	4,500
First American Financial Corp.	527	27,209
First BanCorp/Puerto Rico	1,366	12,595
First Bancorp/Southern Pines	300	10,149
First Busey Corp.	325	7,004
First Citizens BancShares Inc.	50	28,713
First Commonwealth Financial Corp.	800	8,752
First Community Bankshares, Inc.	425	9,172
First Financial Bankshares, Inc.	600	21,705
First Financial Corp/IN	100	3,885
First Hawaiian, Inc.	300	7,074
First Horizon Corp.	3,336	42,567
First Interstate BancSystem, Inc.	300	12,231
First Merchants Corp.	425	15,899
First Midwest Bancorp Inc.	800	12,736
First Republic Bank.	1,033	151,779
FirstCash, Inc.	221	15,479
FNB Corp.	2,460	23,370
Franklin Resources, Inc.	2,171	54,253
Fulton Financial Corp.	1,250	15,900
Glacier Bancorp, Inc.	550	25,306
Globe Life, Inc.	566	53,747
Great Ajax Corp.	1,990	20,815
Green Dot Corp. (d)	250	13,950
Greenhill & Co, Inc.	300	3,642
Golub Capital BDC, Inc.(e)	7,405	104,707
Hancock Whitney Corp.	500	17,010
Hanmi Financial Corp.	369	4,184
Hannon Armstrong Sustainable Infrastructure Capital, Inc.	680	43,132
Heartland Financial USA, Inc.	300	12,111
Hercules Capital, Inc.	775	11,175
Heritage Commerce Corp.	50	444
Hilltop Holdings, Inc.	550	15,131
Home BancShares, Inc.	950	18,506
HomeStreet, Inc.	300	10,125
Hope Bancorp, Inc.	1,092	11,914
Horace Mann Educators Corp.	375	15,765
Houlihan Lokey, Inc.	320	21,514
Huntington Bancshares Inc.	5,482	69,238
Independent Bank Corp.	300	21,912
Independent Bank Group, Inc.	90	5,627
Interactive Brokers Group, Inc.	500	30,460
Intercontinental Exchange, Inc.	3,220	371,234
International Bancshares Corp.	400	14,976
Invesco Ltd.	1,845	32,158
Investors Bancorp, Inc.	1,325	13,992
Jefferies Financial Group, Inc.	1,352	33,259
JPMorgan Chase & Co.	17,372	2,207,460
Kearny Financial Corp.	828	8,744
Kemper Corp.	300	23,049
KeyCorp	6,236	102,333
Kinsale Capital Group, Inc.	100	20,013
KKR Real Estate Finance Trust, Inc.	980	17,562
Lakeland Financial Corp.	300	16,074
LendingTree, Inc. (d)(e)	30	8,214
Lincoln National Corp.	1,000	50,310
Live Oak Bancshares, Inc.	370	17,560
Loews Corp.	1,525	68,656
LPL Financial Holdings, Inc.	410	42,730
M&T Bank Corp.	727	92,547
Main Street Capital Corp.	475	15,323
Markel Corp. (d)	68	70,264
MarketAxess Holdings, Inc.	250	142,640
Marsh & McLennan Cos, Inc.	2,669	312,273
Mercury General Corp.	300	15,663
Meta Financial Group, Inc.	300	10,968
MetLife, Inc.	4,716	221,416
MFA Financial, Inc.	5,650	21,979
MGIC Investment Corp.	1,500	18,825
Moody's Corp.	998	289,660
Morgan Stanley	8,139	557,766
Morningstar, Inc.	207	47,935
MSCI, Inc.	499	222,818
Nasdaq, Inc.	725	96,237
National General Holdings Corp.	525	17,945
Navient Corp.	2,050	20,131
NBT Bancorp, Inc.	200	6,420
Nelnet, Inc.	25	1,781
New Mountain Finance Corp.	650	7,384
New Residential Investment Corp.	2,630	26,142
New York Community Bancorp, Inc. (e)	3,062	32,304
NMI Holdings, Inc. - Class A (d)	620	14,043
Northern Trust Corp.	1,338	124,621
Northwest Bancshares, Inc.	875	11,148
OceanFirst Financial Corp.	100	1,863
OFG Bancorp	432	8,009
Old National Bancorp.	950	15,732
Old Republic International Corp.	1,661	32,738
Old Second Bancorp, Inc.	400	4,040
OneMain Holdings, Inc.	760	36,602
Orchid Island Capital, Inc.	3,770	19,679
Pacific Premier Bancorp, Inc.	300	9,399
PacWest Bancorp	817	20,752
Palomar Holdings, Inc. (d)	210	18,656
Park National Corp.	87	9,136
PennyMac Financial Services, Inc.	470	30,841
PennyMac Mortgage Investment Trust	450	7,916
People's United Financial, Inc.	2,517	32,545
Pinnacle Financial Partners, Inc.	559	36,000
Popular, Inc.	282	15,882
PRA Group, Inc. (d)	300	11,898
Preferred Bank/Los Angeles CA	200	10,094
Premier Financial Corp.	117	2,691
Primerica, Inc.	130	17,411
Principal Financial Group, Inc.	1,520	75,407
ProAssurance Corp.	230	4,092
PROG Holdings, Inc.	400	21,548
Prospect Capital Corp.(e)	2,650	14,337
Prosperity Bancshares, Inc.	288	19,976
Provident Financial Services, Inc.	600	10,776
Prudential Financial, Inc.	2,491	194,472
Radian Group, Inc.	1,165	23,591
Raymond James Financial, Inc.	705	67,447
Regions Financial Corp.	4,801	77,392
Reinsurance Group of America, Inc.	454	52,619
RenaissanceRe Holdings Ltd.	290	48,088
Renasant Corp.	400	13,472
Republic Bancorp Inc.	315	11,362
RLI Corp.	195	20,309
S&P Global, Inc.	1,382	454,305
S&T Bancorp, Inc.	350	8,694
Sandy Spring Bancorp, Inc.	300	9,657
Seacoast Banking Corp of Florida (d)	150	4,418
SEI Investments Co.	605	34,769
Selective Insurance Group, Inc.	300	20,094
Selectquote, Inc. (d)	890	18,468
ServisFirst Bancshares, Inc.	400	16,116
Signature Bank	387	52,357
Simmons First National Corp.	438	9,456
Sixth Street Specialty Lending, Inc.	1,110	23,033
SLM Corp.	2,500	30,975
Solar Capital Ltd.	500	8,755
South State Corp.	290	20,967
Southside Bancshares, Inc.	340	10,550
Starwood Property Trust, Inc.	1,825	35,223
State Street Corp.	1,866	135,807
Sterling Bancorp	405	7,282
Stewart Information Services Corp.	300	14,508
Stifel Financial Corp.	510	25,735
Stock Yards Bancorp, Inc.	300	12,144
StoneX Group, Inc. (d)	150	8,685
SVB Financial Group (d)	287	111,307
Synchrony Financial	2,665	92,502
Synovus Financial Corp.	847	27,417
T Rowe Price Group, Inc.	1,390	210,432
TCF Financial Corp.	995	36,835
Texas Capital Bancshares, Inc. (d)	384	22,848
TFS Financial Corp.	525	9,256
The Allstate Corp.	1,825	200,622
The Bancorp Inc. (d)	50	682
The Bank of New York Mellon Corp.	4,983	211,479
The Charles Schwab Corp.	9,350	495,924
The Goldman Sachs Group Inc.	1,995	526,101
The Hanover Insurance Group Inc.	300	35,076
The Hartford Financial Services Group Inc.	2,175	106,532
The PNC Financial Services Group Inc.	2,484	370,116
The Progressive Corp.	3,515	347,563
The Travelers Cos Inc.	1,512	212,239
Tompkins Financial Corp.	105	7,413
Towne Bank	553	12,984
Tradeweb Markets, Inc.	390	24,356
TriCo Bancshares	109	3,846
Truist Financial Corp.	7,913	379,270
Trupanion, Inc. (d)	270	32,322
TrustCo Bank Corp	1,208	8,057
Trustmark Corp.	425	11,607
UMB Financial Corp.	243	16,765
Umpqua Holdings Corp.	1,500	22,710
United Bankshares Inc.	553	17,917
United Community Banks Inc.	474	13,481
United Fire Group, Inc.	300	7,530
United Security Bancshares	406	2,862
Unum Group	1,407	32,277
US Bancorp	8,194	381,758
Valley National Bancorp	2,390	23,303
Virtus Investment Partners, Inc.	48	10,416
Voya Financial, Inc.	855	50,283
W R Berkley Corp.	730	48,487
Waddell & Reed Financial, Inc.	525	13,372
Walker & Dunlop, Inc.	280	25,766
Washington Federal, Inc.	433	11,145
Washington Trust Bancorp, Inc.	100	4,480
Webster Financial Corp.	185	7,798
Wells Fargo & Co.	23,907	721,513
WesBanco, Inc.	350	10,486
Westamerica BanCorp	83	4,589
Western Alliance Bancorp	560	33,572
Western New England Bancorp, Inc.	200	1,378
White Mountains Insurance Group Ltd.	20	20,013
Wintrust Financial Corp.	425	25,963
World Acceptance Corp. (d)	100	10,222
WSFS Financial Corp.	465	20,869
Zions Bancorp NA	940	40,834
		23,341,099
Health Care - 13.4%
10X Genomics, Inc. (d)	140	19,824
1Life Healthcare, Inc. (d)	520	22,698
Abbott Laboratories	10,305	1,128,294
AbbVie, Inc.	10,345	1,108,467
ABIOMED, Inc. (d)	250	81,050
Acadia Healthcare Co, Inc. (d)	395	19,853
ACADIA Pharmaceuticals, Inc. (d)	735	39,293
Acceleron Pharma, Inc. (d)	360	46,058
Adaptive Biotechnologies Corp. (d)	350	20,695
Addus HomeCare Corp. (d)	70	8,196
Adverum Biotechnologies, Inc. (d)	710	7,696
Aerie Pharmaceuticals, Inc. (d)	350	4,728
Agilent Technologies, Inc.	1,756	208,068
Agios Pharmaceuticals, Inc. (d)	300	12,999
Alector, Inc. (d)	560	8,473
Alexion Pharmaceuticals, Inc. (d)	1,219	190,457
Align Technology, Inc. (d)	414	221,233
Alkermes Plc (d)	1,000	19,950
Allakos, Inc. (d)	160	22,400
Allogene Therapeutics, Inc. (d)(e)	500	12,620
Alnylam Pharmaceuticals, Inc. (d)	553	71,873
Altimmune, Inc. (d)	2,140	24,139
Amedisys, Inc. (d)	201	58,959
AmerisourceBergen Corp.	964	94,241
Amgen, Inc.	3,260	749,539
Amicus Therapeutics, Inc. (d)	1,225	28,285
AMN Healthcare Services, Inc. (d)	250	17,062
Amneal Pharmaceuticals, Inc. (d)	650	2,970
Anika Therapeutics, Inc. (d)	100	4,526
Anthem, Inc.	1,490	478,424
Apellis Pharmaceuticals, Inc. (d)	430	24,596
Arena Pharmaceuticals, Inc. (d)	440	33,805
Arrowhead Pharmaceuticals, Inc. (d)	460	35,296
Arvinas, Inc. (d)	370	31,424
Atara Biotherapeutics, Inc. (d)	400	7,852
AtriCure, Inc. (d)	400	22,268
Avanos Medical, Inc. (d)	297	13,626
Avantor, Inc. (d)	2,020	56,863
Avrobio, Inc. (d)	430	5,994
Axogen, Inc. (d)	500	8,950
Axsome Therapeutics, Inc. (d)	220	17,923
Baxter International, Inc.	3,013	241,763
Becton Dickinson and Co.	1,674	418,868
BioCryst Pharmaceuticals, Inc. (d)(e)	2,550	18,997
Biogen, Inc. (d)	863	211,314
BioMarin Pharmaceutical, Inc. (d)	738	64,715
Bio-Rad Laboratories, Inc. (d)	99	57,711
Bio-Techne Corp.	232	73,672
BioTelemetry, Inc. (d)	50	3,604
Bluebird Bio, Inc. (d)	448	19,385
Blueprint Medicines Corp. (d)	320	35,888
Boston Scientific Corp. (d)	8,454	303,921
Bridgebio Pharma, Inc. (d)	590	41,955
Bristol-Myers Squibb Co.	13,181	817,617
Bruker Corp.	305	16,510
Cantel Medical Corp.	180	14,195
Cardinal Health, Inc.	1,718	92,016
Cardiovascular Systems, Inc. (d)	325	14,222
CareDx, Inc. (d)	240	17,388
Catalent, Inc. (d)	900	93,663
Celldex Therapeutics, Inc. (d)	450	7,884
Centene Corp. (d)	2,738	164,362
Cerner Corp.	1,670	131,062
Change Healthcare, Inc. (d)	1,570	29,280
Charles River Laboratories International, Inc. (d)	346	86,452
Chemed Corp.	96	51,131
ChemoCentryx, Inc. (d)	430	26,626
Cigna Corp.	1,917	399,081
Clovis Oncology, Inc. (d)(e)	300	1,440
Codexis, Inc. (d)	1,077	23,511
Coherus Biosciences, Inc. (d)(e)	590	10,254
Computer Programs and Systems, Inc.	100	2,684
CONMED Corp.	110	12,320
Corcept Therapeutics, Inc. (d)	430	11,249
Covetrus, Inc. (d)	356	10,231
CryoPort, Inc. (d)	420	18,430
CVS Health Corp.	7,168	489,574
Cytokinetics, Inc. (d)	760	15,793
Danaher Corp.	3,639	808,367
DaVita, Inc. (d)	523	61,400
Deciphera Pharmaceuticals, Inc. (d)	330	18,833
Denali Therapeutics, Inc. (d)	470	39,367
DENTSPLY SIRONA, Inc.	1,122	58,748
DexCom, Inc. (d)	518	191,515
Dicerna Pharmaceuticals, Inc. (d)	970	21,369
Editas Medicine, Inc. (d)(e)	320	22,435
Edwards Lifesciences Corp. (d)	3,609	329,249
Elanco Animal Health, Inc. (d)	2,190	67,167
Eli Lilly and Co.	5,162	871,552
Emergent BioSolutions, Inc. (d)	293	26,253
Encompass Health Corp.	650	53,748
Envista Holdings Corp. (d)	1,110	37,440
Epizyme, Inc. (d)	830	9,014
Esperion Therapeutics, Inc. (d)(e)	330	8,580
Evolent Health, Inc. (d)	740	11,862
Exact Sciences Corp. (d)	865	114,604
Exelixis, Inc. (d)	1,985	39,839
Fate Therapeutics, Inc. (d)	590	53,649
FibroGen, Inc. (d)	750	27,817
GenMark Diagnostics, Inc. (d)	1,040	15,184
Gilead Sciences, Inc.	6,537	380,846
Glaukos Corp. (d)	280	21,073
Global Blood Therapeutics, Inc. (d)	370	16,025
Globus Medical, Inc. - Class A (d)	340	22,175
GoodRx Holdings, Inc. (d)	460	18,556
Guardant Health, Inc. (d)	570	73,462
Haemonetics Corp. (d)	250	29,687
Halozyme Therapeutics, Inc. (d)	830	35,449
Hanger, Inc. (d)	350	7,697
HCA Healthcare, Inc. (e)	1,543	253,762
Health Catalyst, Inc. (d)	60	2,612
HealthEquity, Inc. (d)	430	29,975
Heat Biologics, Inc. (d)(e)	18,370	98,463
Henry Schein, Inc. (d)	890	59,505
Heron Therapeutics, Inc. (d)(e)	1,230	26,033
Hill-Rom Holdings, Inc.	330	32,330
HMS Holdings Corp. (d)	525	19,294
Hologic, Inc. (d)	1,317	95,917
Homology Medicines, Inc. (d)	340	3,839
Horizon Therapeutics PLC (d)	1,365	99,850
Humana, Inc.	738	302,779
ICU Medical, Inc. (d)	100	21,449
IDEXX Laboratories, Inc. (d)	479	239,438
Illumina, Inc. (d)	762	281,940
Immunovant, Inc. (d)	530	24,481
Incyte Corp. (d)	1,133	98,548
Innoviva, Inc. (d)	1,000	12,390
Insmed, Inc. (d)	760	25,300
Inspire Medical Systems, Inc. (d)	110	20,690
Insulet Corp. (d)	285	72,855
Integer Holdings Corp. (d)	300	24,357
Integra LifeSciences Holdings Corp. (d)	378	24,540
Intellia Therapeutics, Inc. (d)	290	15,776
Intercept Pharmaceuticals, Inc. (d)	137	3,384
Intuitive Surgical, Inc. (d)	595	486,770
Invitae Corp. (d)(e)	750	31,358
Ionis Pharmaceuticals, Inc. (d)	700	39,578
IQVIA Holdings, Inc. (d)	1,081	193,683
iRhythm Technologies, Inc. (d)(e)	130	30,837
Ironwood Pharmaceuticals, Inc. (d)	1,000	11,390
Johnson & Johnson	14,925	2,348,897
Kodiak Sciences, Inc. (d)	300	44,073
Kura Oncology, Inc. (d)	650	21,229
Laboratory Corp of America Holdings (d)	580	118,059
Lannett Co, Inc. (d)	300	1,956
LHC Group, Inc. (d)	170	36,264
Ligand Pharmaceuticals, Inc. (d)(e)	164	16,310
Madrigal Pharmaceuticals, Inc. (d)(e)	60	6,670
Magellan Health, Inc. (d)	100	8,284
Masimo Corp. (d)	300	80,514
McKesson Corp.	998	173,572
MEDNAX, Inc. (d)	600	14,724
Medpace Holdings, Inc. (d)	100	13,920
Merck & Co, Inc.	14,755	1,206,959
Meridian Bioscience, Inc. (d)	375	7,009
Merit Medical Systems, Inc. (d)	510	28,310
Mettler-Toledo International, Inc. (d)	120	136,762
Moderna, Inc. (d)	1,810	189,091
Molina Healthcare, Inc. (d)	300	63,804
MTBC, Inc. (d)	3,710	33,650
Myriad Genetics, Inc. (d)	450	8,899
NanoString Technologies, Inc. (d)	300	20,064
Natera, Inc. (d)	550	54,736
Natus Medical, Inc. (d)	75	1,503
Nektar Therapeutics (d)	650	11,050
Neogen Corp. (d)	146	11,578
NeoGenomics, Inc. (d)	690	37,150
Neurocrine Biosciences, Inc. (d)	460	44,091
Nevro Corp. (d)	162	28,042
NextGen Healthcare, Inc. (d)	305	5,563
NuVasive, Inc. (d)	290	16,336
Ocular Therapeutix, Inc. (d)	970	20,079
Omnicell, Inc. (d)	195	23,404
Pacific Biosciences of California, Inc. (d)	1,120	29,053
Pacira BioSciences, Inc. (d)	425	25,432
Patterson Cos, Inc.	575	17,037
Penumbra, Inc. (d)(e)	196	34,300
PerkinElmer, Inc.	522	74,907
Pfizer, Inc.	32,532	1,197,503
Phreesia, Inc. (d)	360	19,534
PPD, Inc. (d)	940	32,167
PRA Health Sciences, Inc. (d)	300	37,632
Prestige Consumer Healthcare, Inc. (d)	350	12,205
Pro-Dex, Inc. (d)	10	310
Progyny, Inc. (d)	520	22,043
PTC Therapeutics, Inc. (d)	470	28,684
Puma Biotechnology, Inc. (d)	254	2,606
Quest Diagnostics, Inc.	837	99,745
Quidel Corp. (d)	180	32,337
R1 RCM, Inc. (d)	640	15,373
Reata Pharmaceuticals, Inc. (d)	130	16,071
Regeneron Pharmaceuticals, Inc. (d)	419	202,423
REGENXBIO, Inc. (d)	410	18,598
Repligen Corp. (d)	300	57,489
ResMed, Inc.	820	174,299
Revance Therapeutics, Inc. (d)	710	20,121
REVOLUTION Medicines, Inc. (d)	530	20,983
Rocket Pharmaceuticals, Inc. (d)	400	21,936
Royalty Pharma Plc (e)	460	23,023
Sage Therapeutics, Inc. (d)	300	25,953
Sangamo Therapeutics, Inc. (d)	730	11,392
Sarepta Therapeutics, Inc. (d)	380	64,786
Seagen, Inc. (d)	957	167,609
Select Medical Holdings Corp. (d)	445	12,309
Shockwave Medical, Inc. (d)	270	28,004
Silk Road Medical, Inc. (d)	280	17,634
Simulations Plus, Inc.	150	10,788
SpringWorks Therapeutics, Inc. (d)	280	20,306
STAAR Surgical Co. (d)	460	36,441
Stryker Corp.	2,016	494,001
Syneos Health, Inc. (d)	300	20,439
Tabula Rasa HealthCare, Inc. (d)(e)	300	12,852
Tandem Diabetes Care, Inc. (d)	410	39,229
Teladoc Health, Inc. (d)(e)	719	143,771
Teleflex, Inc.	260	107,008
Tenet Healthcare Corp. (d)	631	25,196
The Cooper Cos Inc.	300	108,996
The Ensign Group, Inc.	300	21,876
The Pennant Group, Inc. (d)	150	8,709
The Providence Service Corp. (d)	200	27,726
Thermo Fisher Scientific, Inc.	2,231	1,039,155
Tivity Health, Inc. (d)	64	1,254
Tricida, Inc. (d)	540	3,807
Turning Point Therapeutics, Inc. (d)	310	37,774
Twist Bioscience Corp. (d)	260	36,735
Ultragenyx Pharmaceutical, Inc. (d)(e)	207	28,655
United Therapeutics Corp. (d)	288	43,716
UnitedHealth Group, Inc.	5,516	1,934,351
Universal Health Services, Inc.	482	66,275
Varex Imaging Corp. (d)	282	4,704
Varian Medical Systems, Inc. (d)	497	86,980
Veeva Systems, Inc. (d)	645	175,601
Veracyte, Inc. (d)	440	21,534
Vericel Corp. (d)	230	7,102
Vertex Pharmaceuticals, Inc. (d)	1,279	302,279
Viatris, Inc. (d)	4,107	76,965
Vir Biotechnology, Inc. (d)(e)	580	15,532
Waters Corp. (d)	384	95,009
West Pharmaceutical Services, Inc.	415	117,574
Xencor, Inc. (d)	550	23,997
Y-mAbs Therapeutics, Inc. (d)	370	18,319
Zimmer Biomet Holdings, Inc.	1,172	180,593
Zoetis, Inc.	2,795	462,573
Zogenix, Inc. (d)	410	8,196
		28,478,588
Industrials - 9.1%
3M Co.	3,436	600,578
A O Smith Corp.	680	37,278
AAON, Inc.	165	10,994
AAR Corp.	300	10,866
ABM Industries, Inc.	500	18,920
ACCO Brands Corp.	825	6,971
Acme United Corp.	300	9,039
Acuity Brands, Inc.	85	10,293
Advanced Drainage Systems, Inc.	490	40,954
AECOM (d)	497	24,741
Aerojet Rocketdyne Holdings, Inc. (d)	400	21,140
AeroVironment, Inc. (d)	300	26,070
AGCO Corp.	400	41,236
Air Lease Corp.	600	26,652
Air Transport Services Group, Inc. (d)	670	20,998
Alaska Air Group, Inc.	854	44,408
Albany International Corp. - Class A	100	7,342
Allegiant Travel Co.	73	13,815
Allison Transmission Holdings, Inc.	625	26,956
Altra Industrial Motion Corp.	300	16,629
AMERCO	70	31,777
American Airlines Group, Inc. (e)	2,303	36,318
American Woodmark Corp. (d)	130	12,200
AMETEK, Inc.	1,337	161,697
Applied Industrial Technologies, Inc.	375	29,246
Arcosa, Inc.	290	15,930
Armstrong World Industries, Inc.	200	14,878
ASGN, Inc. (d)	250	20,882
Astec Industries, Inc.	200	11,576
Atkore International Group, Inc. (d)	510	20,966
Atlas Air Worldwide Holdings, Inc. (d)	300	16,362
Avis Budget Group, Inc. (d)	382	14,249
Axon Enterprise, Inc. (d)	325	39,822
AZZ, Inc.	225	10,674
Beacon Roofing Supply, Inc. (d)(e)	500	20,095
BMC Stock Holdings, Inc. (d)	475	25,498
Brady Corp. - Class A	145	7,659
BrightView Holdings, Inc. (d)	830	12,550
Builders FirstSource, Inc. (d)	830	33,872
BWX Technologies, Inc.	292	17,602
Carlisle Cos, Inc.	293	45,761
Carrier Global Corp.	5,488	207,007
Casella Waste Systems, Inc. (d)	100	6,195
Caterpillar, Inc.	3,071	558,983
CH Robinson Worldwide, Inc.	740	69,464
Chart Industries, Inc. (d)	300	35,337
Cintas Corp.	521	184,153
CIRCOR International, Inc. (d)	184	7,073
Clean Harbors, Inc. (d)	400	30,440
Colfax Corp. (d)	585	22,370
Columbus McKinnon Corp/NY (e)	350	13,454
Comfort Systems USA, Inc.	110	5,793
Copart, Inc. (d)	1,180	150,155
CoreLogic Inc/United States	547	42,294
CoStar Group, Inc. (d)	215	198,720
Covanta Holding Corp.	850	11,160
Covenant Logistics Group, Inc. (d)	100	1,481
Crane Co.	325	25,239
CSX Corp.	3,955	358,916
Cubic Corp.	200	12,408
Cummins, Inc.	877	199,167
Curtiss-Wright Corp.	300	34,905
Deere & Co.	1,691	454,964
Delta Air Lines, Inc.	3,390	136,312
Deluxe Corp.	200	5,840
Donaldson Co, Inc.	545	30,455
Dover Corp.	761	96,076
Dun & Bradstreet Holdings, Inc. (d)	770	19,173
DXP Enterprises Inc/TX (d)(e)	100	2,223
Dycom Industries, Inc. (d)	11	831
Eaton Corp Plc	2,341	281,248
EMCOR Group, Inc.	230	21,036
Emerson Electric Co.	3,358	269,882
Energy Recovery, Inc. (d)	500	6,820
Enerpac Tool Group Corp.	290	6,557
EnerSys	375	31,147
Ennis, Inc.	50	892
Equifax, Inc.	645	124,382
ESCO Technologies, Inc.	200	20,644
Evoqua Water Technologies Corp. (d)	900	24,282
Expeditors International of Washington, Inc.	1,020	97,012
Exponent, Inc.	310	27,909
Fastenal Co.	3,150	153,814
Federal Signal Corp.	475	15,756
FedEx Corp.	1,437	373,074
Flowserve Corp.	815	30,033
Fluor Corp.	1,086	17,343
Forrester Research, Inc. (d)	255	10,684
Fortive Corp.	1,525	108,000
Fortune Brands Home & Security, Inc.	640	54,861
Franklin Electric Co., Inc.	275	19,033
FTI Consulting, Inc. (d)	80	8,938
GATX Corp.	45	3,743
General Dynamics Corp.	1,510	224,718
General Electric Co.	48,366	522,353
Gibraltar Industries, Inc. (d)	300	21,582
Graco, Inc.	726	52,526
Granite Construction, Inc.	562	15,011
Great Lakes Dredge & Dock Corp. (d)	1,500	19,755
Griffon Corp.	260	5,299
H&E Equipment Services, Inc.	325	9,688
Hawaiian Holdings, Inc.	325	5,752
Healthcare Services Group, Inc.	375	10,537
HEICO Corp.	472	55,252
Herc Holdings, Inc. (d)	143	9,497
Heritage-Crystal Clean, Inc. (d)	370	7,796
Herman Miller, Inc.	300	10,140
Hexcel Corp.	320	15,517
Hillenbrand, Inc.	325	12,935
HNI Corp.	100	3,446
Honeywell International, Inc.	4,052	861,860
Howmet Aerospace, Inc.	2,110	60,219
Hub Group, Inc. (d)	50	2,850
Hubbell, Inc.	318	49,859
Huntington Ingalls Industries, Inc.	249	42,450
Huron Consulting Group, Inc. (d)	200	11,790
Hyster-Yale Materials Handling, Inc.	118	7,027
IAA, Inc. (d)	975	63,355
IDEX Corp.	437	87,050
IES Holdings, Inc. (d)	60	2,762
Illinois Tool Works, Inc.	1,694	345,373
Ingersoll Rand, Inc. (d)	1,810	82,464
Insperity, Inc.	292	23,775
Insteel Industries, Inc.	300	6,681
Interface, Inc.	500	5,250
ITT, Inc.	280	21,566
Jacobs Engineering Group, Inc.	650	70,824
JB Hunt Transport Services, Inc.	560	76,524
JELD-WEN Holding, Inc. (d)	870	22,063
JetBlue Airways Corp. (d)	1,750	25,445
John Bean Technologies Corp.	151	17,194
Johnson Controls International Plc	4,890	227,825
Kaman Corp.	300	17,139
Kansas City Southern	519	105,943
KAR Auction Services, Inc.	975	18,145
Kennametal, Inc.	475	17,214
Kforce, Inc.	150	6,313
Kirby Corp. (d)	300	15,549
Knight-Swift Transportation Holdings, Inc.	638	26,681
Knoll, Inc.	500	7,340
Korn Ferry	225	9,787
Kratos Defense & Security Solutions, Inc. (d)	1,020	27,979
L3Harris Technologies, Inc.	1,247	235,708
Landstar System, Inc.	140	18,852
Lennox International, Inc.	167	45,753
Lincoln Electric Holdings, Inc.	332	38,595
Lockheed Martin Corp.	1,634	580,037
Lyft, Inc. (d)	300	14,739
ManpowerGroup, Inc.	383	34,539
Masco Corp.	1,590	87,339
MasTec, Inc. (d)	180	12,272
Matson, Inc.	175	9,970
Matthews International Corp.	100	2,940
Maxar Technologies, Inc. (e)	690	26,627
McGrath RentCorp	300	20,130
Mercury Systems, Inc. (d)	400	35,224
Meritor, Inc. (d)	550	15,350
Moog, Inc.	300	23,790
MSA Safety, Inc. (e)	228	34,061
MSC Industrial Direct Co, Inc.	245	20,676
Mueller Industries, Inc.	300	10,533
Mueller Water Products, Inc.	1,600	19,808
Navistar International Corp. (d)	625	27,475
Nordson Corp.	318	63,902
Norfolk Southern Corp.	1,434	340,733
Northrop Grumman Corp.	927	282,475
NOW, Inc. (d)	649	4,660
nVent Electric Plc	275	6,405
Old Dominion Freight Line, Inc.	620	121,012
Oshkosh Corp.	350	30,125
Otis Worldwide Corp.	2,434	164,417
Owens Corning	530	40,153
PACCAR, Inc.	1,915	165,226
Parker-Hannifin Corp.	747	203,490
Parsons Corp. (d)	720	26,215
Perma-Pipe International Holdings, Inc. (d)	300	1,818
Plug Power, Inc. (d)	2,550	86,471
Primoris Services Corp.	515	14,219
Proto Labs, Inc. (d)(e)	130	19,942
Quanta Services, Inc.	1,050	75,621
Raven Industries, Inc.	175	5,791
Raytheon Technologies Corp.	8,933	638,799
RBC Bearings, Inc. (d)	145	25,961
Regal Beloit Corp.	100	12,281
Republic Services, Inc.	1,233	118,738
Resideo Technologies, Inc. (d)	758	16,115
Resources Connection, Inc.	200	2,514
Rexnord Corp.	315	12,439
Robert Half International, Inc.	610	38,113
Rockwell Automation, Inc.	640	160,518
Rollins, Inc. (e)	1,380	53,917
Roper Technologies, Inc.	584	251,757
Rush Enterprises, Inc.	112	4,639
Ryder System, Inc. (e)	405	25,013
Saia, Inc. (d)	85	15,368
Simpson Manufacturing Co., Inc.	100	9,345
SiteOne Landscape Supply, Inc. (d)	230	36,485
SkyWest, Inc.	375	15,116
Snap-on, Inc.	362	61,953
Southwest Airlines Co.	3,384	157,728
Spirit AeroSystems Holdings, Inc.	700	27,363
Spirit Airlines, Inc. (d)	1,030	25,184
SPX Corp. (d)	312	17,016
SPX FLOW, Inc. (d)	312	18,084
Standex International Corp.	50	3,876
Stanley Black & Decker, Inc.	860	153,562
Steelcase, Inc. (e)	875	11,856
Stericycle, Inc. (d)	575	39,865
Sunrun, Inc. (d)	730	50,647
Systemax, Inc.	10	359
Teledyne Technologies, Inc. (d)	211	82,708
Terex Corp.	765	26,691
Tetra Tech, Inc.	238	27,556
Textainer Group Holdings Ltd. (d)	700	13,426
Textron, Inc.	1,375	66,454
The Boeing Co.	3,288	703,829
The Brink's Co.	450	32,400
The Gorman-Rupp Co.	182	5,906
The Greenbrier Cos Inc.	200	7,276
The Manitowoc Co Inc. (d)	268	3,567
The Middleby Corp. (d)	228	29,394
The Shyft Group Inc.	75	2,129
The Timken Co.	375	29,010
The Toro Co.	398	37,746
TPI Composites, Inc. (d)	450	23,751
TransDigm Group, Inc. (d)	298	184,417
TransUnion	770	76,399
Trex Co., Inc. (d)	600	50,232
TriNet Group, Inc. (d)	200	16,120
Trinity Industries, Inc.	1,050	27,710
Triumph Group, Inc.	196	2,462
TrueBlue, Inc. (d)	300	5,607
Tutor Perini Corp. (d)	200	2,590
Twin Disc, Inc. (d)	400	3,140
Uber Technologies, Inc. (d)	9,360	477,360
UFP Industries, Inc.	399	22,164
Ultralife Corp. (d)	200	1,294
UniFirst Corp.	86	18,205
Union Pacific Corp.	3,787	788,529
United Airlines Holdings, Inc. (d)	1,601	69,243
United Parcel Service, Inc.	3,970	668,548
United Rentals, Inc. (d)	452	104,823
Univar Solutions, Inc. (d)	575	10,931
Upwork, Inc. (d)	500	17,260
US Ecology, Inc. (e)	200	7,266
Valmont Industries, Inc.	159	27,814
Vectrus, Inc. (d)	122	6,066
Verisk Analytics, Inc.	914	189,737
Veritiv Corp. (d)	97	2,017
Viad Corp.	100	3,617
Vicor Corp. (d)	230	21,211
Wabash National Corp.	50	862
Waste Management, Inc.	2,505	295,415
Watsco, Inc.	114	25,827
Watts Water Technologies, Inc. - Class A	120	14,604
Welbilt, Inc. (d)	1,075	14,190
Werner Enterprises, Inc.	250	9,805
WESCO International, Inc. (d)	340	26,690
Westinghouse Air Brake Technologies Corp.	849	62,147
Willdan Group, Inc. (d)	340	14,178
WillScot Mobile Mini Holdings Corp. (d)	976	22,614
Woodward, Inc.	250	30,383
WW Grainger, Inc.	323	131,894
XPO Logistics, Inc. (d)	575	68,540
Xylem Inc.	990	100,772
		19,297,502
Information Technology - 26.7%
2U, Inc. (d)	325	13,003
3D Systems Corp. (d)	848	8,887
8x8, Inc. (d)	850	29,300
ACI Worldwide, Inc. (d)	560	21,521
Adobe, Inc. (d)	2,601	1,300,812
Advanced Energy Industries, Inc. (d)	300	29,091
Advanced Micro Devices, Inc. (d)	6,755	619,501
Akamai Technologies, Inc. (d)	894	93,861
Alarm.com Holdings, Inc. (d)	170	17,586
Alliance Data Systems Corp.	408	30,233
Alteryx, Inc. (d)	40	4,872
Ambarella, Inc. (d)	300	27,546
Amkor Technology, Inc.	1,050	15,834
Amphenol Corp.	1,610	210,540
Amtech Systems, Inc. (d)	472	3,011
Analog Devices, Inc.	1,939	286,448
Anaplan, Inc. (d)	720	51,732
ANSYS, Inc. (d)	520	189,176
Appfolio, Inc. - Class A (d)	110	19,804
Apple, Inc.	100,262	13,303,765
Applied Materials, Inc.	4,888	421,834
Arista Networks, Inc. (d)	350	101,699
Arrow Electronics, Inc. (d)	400	38,920
Aspen Technology, Inc. (d)	325	42,331
Autodesk, Inc. (d)	1,285	392,362
Automatic Data Processing, Inc.	2,454	432,395
Avalara, Inc. (d)	480	79,147
Avaya Holdings Corp. (d)	1,050	20,107
Avnet, Inc.	900	31,599
Badger Meter, Inc.	280	26,337
Belden, Inc.	100	4,190
Benchmark Electronics, Inc.	325	8,778
Bill.com Holdings, Inc. (d)	340	46,410
Black Knight, Inc. (d)	585	51,685
Blackbaud, Inc.	200	11,512
Blackline, Inc. (d)	240	32,011
Booz Allen Hamilton Holding Corp.	760	66,257
Bottomline Technologies, Inc. (d)	375	19,777
Box, Inc. - Class A (d)	1,190	21,479
Broadcom, Inc.	1,830	801,266
Broadridge Financial Solutions, Inc.	625	95,750
Brooks Automation, Inc.	446	30,261
CACI International, Inc. (d)	179	44,630
Cadence Design Systems, Inc. (d)	1,672	228,111
CalAmp Corp. (d)	400	3,968
Calix, Inc. (d)	175	5,208
Cardtronics PLC - Class A (d)	175	6,178
CDK Global, Inc.	520	26,952
CDW Corp.	845	111,363
Cerence, Inc. (d)	271	27,230
Ceridian HCM Holding, Inc. (d)	610	65,002
Ciena Corp. (d)	997	52,691
Cirrus Logic, Inc. (d)	140	11,508
Cisco Systems, Inc.	24,708	1,105,683
Citrix Systems, Inc.	668	86,907
Cloudera, Inc. (d)	1,670	23,230
Cloudflare, Inc. (d)(e)	210	15,958
CMC Materials, Inc.	100	15,130
Cognex Corp.	820	65,834
Cognizant Technology Solutions Corp.	3,118	255,520
Coherent, Inc. (d)	200	30,004
CommScope Holding Co, Inc. (d)	1,150	15,410
CommVault Systems, Inc. (d)	375	20,764
Comtech Telecommunications Corp.	100	2,069
Concentrix Corp. (d)	229	22,602
Cornerstone OnDemand, Inc. (d)	500	22,020
Corning, Inc.	4,399	158,364
Coupa Software, Inc. (d)	340	115,229
Cree, Inc. (d)	625	66,188
Crowdstrike Holdings, Inc. (d)	170	36,009
CSG Systems International, Inc.	78	3,515
CTS Corp.	100	3,433
CyberOptics Corp. (d)	250	5,673
Daktronics, Inc.	800	3,744
Datadog, Inc. (d)	200	19,688
Dell Technologies, Inc. (d)	1,300	95,277
Diodes, Inc. (d)	300	21,150
DocuSign, Inc. (d)	1,040	231,192
Dolby Laboratories, Inc.	300	29,139
DXC Technology Co.	1,938	49,904
Dynatrace, Inc. (d)	1,180	51,059
Ebix, Inc. (e)	31	1,177
EchoStar Corp. (d)	400	8,476
eGain Corp. (d)	150	1,772
Enphase Energy, Inc. (d)	650	114,056
Entegris, Inc.	681	65,444
Envestnet, Inc. (d)	375	30,859
EPAM Systems, Inc. (d)	330	118,256
Euronet Worldwide, Inc. (d)	349	50,577
Everbridge, Inc. (d)(e)	190	28,323
ExlService Holdings, Inc. (d)	300	25,539
F5 Networks, Inc. (d)	313	55,069
Fair Isaac Corp. (d)	146	74,612
FARO Technologies, Inc. (d)	200	14,126
Fastly, Inc. (d)	200	17,474
Fidelity National Information Services, Inc.	3,541	500,910
FireEye, Inc. (d)	1,760	40,586
First Solar, Inc. (d)	400	39,568
Fiserv, Inc. (d)	3,118	355,015
Fitbit, Inc. (d)	425	2,890
Five9, Inc. (d)	400	69,760
FleetCor Technologies, Inc. (d)	438	119,500
FLIR Systems, Inc.	965	42,296
FormFactor, Inc. (d)	480	20,650
Fortinet, Inc. (d)	945	140,361
Gartner, Inc. (d)	451	72,246
Genpact Ltd.	1,125	46,530
Global Payments, Inc.	1,563	336,701
GoDaddy, Inc. (d)	350	29,033
Guidewire Software, Inc. (d)	490	63,078
Hewlett Packard Enterprise Co.	6,477	76,752
HP, Inc.	8,002	196,769
HubSpot, Inc. (d)	230	91,181
II-VI, Inc. (d)	541	41,094
Infinera Corp. (d)	600	6,288
Inphi Corp. (d)	300	48,141
Insight Enterprises, Inc. (d)	200	15,218
Intel Corp.	24,828	1,236,931
InterDigital, Inc.	246	14,927
International Business Machines Corp.	5,205	655,205
Intuit, Inc.	1,379	523,813
IPG Photonics Corp. (d)	281	62,885
Itron, Inc. (d)	200	19,180
J2 Global, Inc. (d)	325	31,749
Jabil, Inc.	555	23,604
Jack Henry & Associates, Inc.	376	60,908
Juniper Networks, Inc.	2,190	49,297
KBR, Inc.	925	28,610
Keysight Technologies, Inc. (d)	1,048	138,430
Kimball Electronics, Inc. (d)	525	8,395
KLA Corp.	756	195,736
Knowles Corp. (d)	458	8,441
Lam Research Corp.	836	394,818
Lattice Semiconductor Corp. (d)	530	24,285
Leidos Holdings, Inc.	931	97,867
Littelfuse, Inc.	118	30,050
LivePerson, Inc. (d)	490	30,493
LiveRamp Holdings, Inc. (d)	175	12,808
Lumentum Holdings, Inc. (d)	424	40,195
MACOM Technology Solutions Holdings, Inc. (d)	463	25,484
Manhattan Associates, Inc. (d)	350	36,813
Marvell Technology Group Ltd.	3,089	146,851
Mastercard, Inc.	5,235	1,868,581
Maxim Integrated Products, Inc.	1,445	128,099
MAXIMUS, Inc.	425	31,106
MaxLinear, Inc. (d)	475	18,140
Medallia, Inc. (d)(e)	670	22,257
Methode Electronics, Inc.	100	3,828
Microchip Technology, Inc.	1,384	191,144
Micron Technology, Inc. (d)	6,422	482,806
Microsoft Corp.	42,852	9,531,142
MicroStrategy, Inc. (d)(e)	30	11,657
Mitek Systems, Inc. (d)	420	7,468
MKS Instruments, Inc.	300	45,135
Monolithic Power Systems, Inc.	260	95,220
Motorola Solutions, Inc.	1,022	173,801
Napco Security Technologies, Inc. (d)	240	6,293
National Instruments Corp.	812	35,679
NCR Corp. (d)	895	33,625
NetApp, Inc.	955	63,259
NETGEAR, Inc. (d)	50	2,032
NetScout Systems, Inc. (d)	700	19,194
New Relic, Inc. (d)	230	15,042
NIC, Inc.	375	9,686
NortonLifeLock, Inc.	2,463	51,181
Novanta, Inc. (d)	220	26,008
Nuance Communications, Inc. (d)	1,595	70,324
Nutanix, Inc. (d)	470	14,979
NVIDIA Corp.	3,517	1,836,577
Okta, Inc. (d)	260	66,108
ON Semiconductor Corp. (d)	2,070	67,751
OneSpan, Inc. (d)	450	9,306
Oracle Corp.	11,840	765,930
OSI Systems, Inc. (d)	100	9,322
PagerDuty, Inc. (d)	620	25,854
Palantir Technologies, Inc. (d)(e)	3,450	81,248
Palo Alto Networks, Inc. (d)	559	198,663
PAR Technology Corp. (d)	100	6,279
Paychex, Inc.	1,880	175,178
Paycom Software, Inc. (d)	310	140,198
Paylocity Holding Corp. (d)	150	30,887
PayPal Holdings, Inc. (d)	6,775	1,586,705
Pegasystems, Inc.	300	39,978
Perspecta, Inc.	989	23,815
Plantronics, Inc.	300	8,109
Plexus Corp. (d)	300	23,463
Power Integrations, Inc.	280	22,921
Progress Software Corp.	200	9,038
Proofpoint, Inc. (d)	316	43,106
PROS Holdings, Inc. (d)	300	15,231
PTC, Inc. (d)	635	75,952
Pure Storage, Inc. (d)	1,110	25,097
Q2 Holdings, Inc. (d)	240	30,367
Qorvo, Inc. (d)	560	93,111
QUALCOMM, Inc.	6,545	997,065
Qualys, Inc. (d)(e)	300	36,561
Rambus, Inc. (d)	500	8,730
Rapid7, Inc. (d)	230	20,737
RealPage, Inc. (d)	645	56,270
RingCentral, Inc. (d)	260	98,532
Rogers Corp. (d)	150	23,294
Sabre Corp.	1,400	16,828
Sailpoint Technologies Holdings, Inc. (d)	630	33,541
salesforce.com, Inc. (d)	5,079	1,130,230
Sanmina Corp. (d)	333	10,619
Science Applications International Corp.	340	32,178
Semtech Corp. (d)	300	21,627
ServiceNow, Inc. (d)	1,013	557,586
SharpSpring, Inc. (d)	100	1,628
Silicon Laboratories, Inc. (d)	200	25,468
Skyworks Solutions, Inc.	959	146,612
Slack Technologies, Inc. (d)	1,850	78,144
Splunk, Inc. (d)	878	149,163
SPS Commerce, Inc. (d)	200	21,718
Square, Inc. (d)	1,410	306,872
SS&C Technologies Holdings, Inc.	1,325	96,394
SunPower Corp. (d)(e)	450	11,538
SVMK, Inc. (d)	1,170	29,894
Sykes Enterprises, Inc. (d)	102	3,842
Synaptics, Inc. (d)	313	30,173
SYNNEX Corp.	229	18,650
Synopsys, Inc. (d)	847	219,576
Tenable Holdings, Inc. (d)	490	25,607
Teradata Corp. (d)	1,085	24,380
Teradyne, Inc.	865	103,705
TESSCO Technologies, Inc.	100	624
Texas Instruments, Inc.	5,275	865,786
The Trade Desk Inc. (d)	180	144,180
The Western Union Co.	1,694	37,166
Trimble, Inc. (d)	1,394	93,077
TTM Technologies, Inc. (d)(e)	488	6,732
Twilio, Inc. (d)	450	152,325
Tyler Technologies, Inc. (d)	252	110,003
Ubiquiti, Inc. (e)	80	22,281
Unisys Corp. (d)	427	8,403
Universal Display Corp.	270	62,046
Varonis Systems, Inc. (d)	150	24,542
Veeco Instruments, Inc. (d)	400	6,944
Verint Systems, Inc. (d)	375	25,193
VeriSign, Inc. (d)	576	124,646
Verra Mobility Corp. (d)	1,420	19,056
ViaSat, Inc. (d)	350	11,428
Viavi Solutions, Inc. (d)	1,328	19,887
Virtusa Corp. (d)	400	20,452
Visa, Inc.	10,256	2,243,295
Vishay Intertechnology, Inc.	806	16,692
Vishay Precision Group, Inc. (d)	129	4,061
VMware, Inc. (d)(e)	424	59,470
Vontier Corp. (d)	610	20,374
Western Digital Corp.	1,890	104,687
WEX, Inc. (d)	214	43,555
Workday, Inc. (d)	545	130,587
Workiva, Inc. (d)	210	19,240
Xerox Holdings Corp.	1,748	40,536
Xilinx, Inc.	1,385	196,351
Xperi Holding Corp.	799	16,699
Yext, Inc. (d)	1,150	18,078
Zebra Technologies Corp. (d)	315	121,064
Zendesk, Inc. (d)	700	100,184
Zoom Video Communications, Inc. (d)	170	57,344
Zscaler, Inc. (d)	510	101,852
		56,818,150
Materials - 2.3%
Air Products and Chemicals, Inc.	1,270	346,989
Albemarle Corp.	595	87,774
Alcoa Corp. (d)	1,163	26,807
AptarGroup, Inc.	286	39,151
Arconic Corp. (d)	785	23,393
Ashland Global Holdings, Inc. (e)	467	36,986
Avery Dennison Corp.	440	68,248
Avient Corp.	483	19,455
Axalta Coating Systems Ltd. (d)	675	19,271
Balchem Corp.	201	23,159
Ball Corp.	1,710	159,338
Berry Global Group, Inc. (d)	900	50,571
Boise Cascade Co.	510	24,378
Cabot Corp.	400	17,952
Carpenter Technology Corp.	200	5,824
Celanese Corp.	795	103,302
CF Industries Holdings, Inc.	980	37,936
Clearwater Paper Corp. (d)	130	4,908
Coeur Mining, Inc. (d)	3,120	32,292
Commercial Metals Co.	775	15,919
Compass Minerals International, Inc.	100	6,172
Corteva, Inc.	4,263	165,063
Crown Holdings, Inc. (d)	690	69,138
Dow, Inc.	4,343	241,037
DuPont de Nemours, Inc. (e)	4,243	301,720
Eagle Materials, Inc.	333	33,750
Eastman Chemical Co.	620	62,174
Ecolab, Inc.	1,584	342,714
Ferro Corp. (d)	575	8,412
Ferroglobe Representation & Warranty Insurance Trust (b)(c)(d)	500	–
FMC Corp.	665	76,428
Freeport-McMoRan, Inc.	8,769	228,169
Glatfelter Corp.	325	5,324
Graphic Packaging Holding Co.	1,325	22,446
Greif, Inc.	300	14,064
HB Fuller Co.	150	7,782
Hecla Mining Co.	4,180	27,086
Huntsman Corp.	1,575	39,596
Ingevity Corp. (d)	393	29,762
International Flavors & Fragrances, Inc. (e)	471	51,264
International Paper Co.	2,197	109,235
Kaiser Aluminum Corp.	118	11,670
Livent Corp. (d)	818	15,411
Louisiana-Pacific Corp.	825	30,665
Martin Marietta Materials, Inc.	354	100,525
Minerals Technologies, Inc.	250	15,530
Myers Industries, Inc.	200	4,156
Neenah, Inc.	120	6,638
Newmont Corp.	4,690	280,884
Nucor Corp.	1,425	75,796
Olin Corp.	1,020	25,051
Packaging Corp of America	395	54,474
PPG Industries, Inc.	1,199	172,920
Quaker Chemical Corp.	100	25,339
Reliance Steel & Aluminum Co.	249	29,818
Royal Gold, Inc.	341	36,269
RPM International, Inc.	710	64,454
Schweitzer-Mauduit International, Inc.	300	12,063
Sealed Air Corp.	680	31,137
Sensient Technologies Corp.	335	24,713
Silgan Holdings, Inc.	400	14,832
Sonoco Products Co.	725	42,956
Southern Copper Corp.	537	34,969
Steel Dynamics, Inc.	830	30,602
Stepan Co.	148	17,659
Summit Materials, Inc. (d)	571	11,466
The Chemours Co.	1,289	31,954
The Mosaic Co.	2,625	60,401
The Scotts Miracle-Gro Co.	266	52,971
The Sherwin-Williams Co.	493	362,311
TimkenSteel Corp. (d)	400	1,868
Tredegar Corp.	671	11,206
Trinseo SA	300	15,363
UFP Technologies, Inc. (d)	90	4,194
United States Steel Corp.	1,350	22,640
Valvoline, Inc.	1,192	27,583
Verso Corp.	500	6,010
Vulcan Materials Co.	725	107,525
W R Grace & Co.	427	23,408
Westlake Chemical Corp.	462	37,699
Westrock Co.	1,534	66,775
Worthington Industries, Inc.	225	11,552
		4,998,446
Real Estate - 3.4%
Acadia Realty Trust	676	9,592
Agree Realty Corp. (e)	300	19,974
Alexander & Baldwin, Inc.	213	3,659
Alexandria Real Estate Equities, Inc.	801	142,754
American Assets Trust, Inc.	425	12,274
American Campus Communities, Inc.	982	42,000
American Homes 4 Rent	1,700	51,000
American Tower Corp.	2,616	587,187
Americold Realty Trust	1,340	50,022
Apartment Income REIT Corp. (d)	826	31,727
Apartment Investment and Management Co.	826	4,361
Apple Hospitality REIT, Inc.	1,975	25,497
AvalonBay Communities, Inc.	879	141,018
Boston Properties, Inc.	923	87,251
Brandywine Realty Trust	1,413	16,829
Brixmor Property Group, Inc.	2,275	37,651
Camden Property Trust	725	72,442
CareTrust REIT, Inc.	403	8,939
CBRE Group, Inc. (d)(e)	1,645	103,174
Centerspace	180	12,715
Chatham Lodging Trust	425	4,590
Colony Capital, Inc.	4,400	21,164
CoreCivic, Inc.	799	5,233
CoreSite Realty Corp.	320	40,090
Corporate Office Properties Trust	850	22,168
Cousins Properties, Inc.	839	28,107
Crown Castle International Corp.	2,475	393,995
CubeSmart	1,412	47,457
CyrusOne, Inc.	725	53,034
DiamondRock Hospitality Co.	1,727	14,248
Digital Realty Trust, Inc.	1,631	227,541
Douglas Emmett, Inc.	1,300	37,934
Duke Realty Corp.	2,206	88,174
EastGroup Properties, Inc.	262	36,172
EPR Properties	422	13,715
Equinix, Inc.	540	385,657
Equity Commonwealth	993	27,089
Equity LifeStyle Properties, Inc.	1,178	74,638
Equity Residential	2,084	123,540
Essential Properties Realty Trust, Inc.	830	17,596
Essex Property Trust, Inc.	382	90,694
eXp World Holdings, Inc. (d)	270	17,042
Extra Space Storage, Inc.	809	93,731
Federal Realty Investment Trust	520	44,262
First Industrial Realty Trust, Inc.	565	23,803
Four Corners Property Trust, Inc.	444	13,218
Franklin Street Properties Corp.	950	4,152
Front Yard Residential Corp.	33	535
Gaming and Leisure Properties, Inc.	1,785	75,667
Getty Realty Corp.	402	11,071
Global Medical REIT, Inc.	310	4,049
Global Net Lease, Inc.	1,160	19,882
Healthcare Realty Trust, Inc.	875	25,900
Healthcare Trust of America, Inc.	1,025	28,229
Healthpeak Properties, Inc.	3,055	92,353
Highwoods Properties, Inc.	800	31,704
Host Hotels & Resorts, Inc.	4,834	70,721
Hudson Pacific Properties, Inc.	815	19,576
Industrial Logistics Properties Trust	175	4,076
Innovative Industrial Properties, Inc. (e)	150	27,470
Invitation Homes, Inc.	3,381	100,416
Iron Mountain, Inc.	2,082	61,377
JBG SMITH Properties	764	23,890
Jones Lang LaSalle, Inc.	195	28,932
Kennedy-Wilson Holdings, Inc.	925	16,548
Kilroy Realty Corp.	620	35,588
Kimco Realty Corp.	3,000	45,030
Kite Realty Group Trust	725	10,846
Lamar Advertising Co.	400	33,288
Lexington Realty Trust	1,125	11,948
Life Storage, Inc.	350	41,787
LTC Properties, Inc.	520	20,233
Mack-Cali Realty Corp.	725	9,034
Medical Properties Trust, Inc.	3,590	78,226
Mid-America Apartment Communities, Inc.	689	87,289
National Health Investors, Inc.	325	22,480
National Retail Properties, Inc.	860	35,191
National Storage Affiliates Trust	580	20,897
Newmark Group, Inc. - Class A	765	5,577
Office Properties Income Trust	228	5,180
Omega Healthcare Investors, Inc.	1,749	63,524
Outfront Media, Inc.	936	18,308
Paramount Group, Inc.	1,800	16,272
Park Hotels & Resorts, Inc.	619	10,616
Pebblebrook Hotel Trust	1,188	22,334
Physicians Realty Trust	900	16,020
PotlatchDeltic Corp.	298	14,906
Preferred Apartment Communities, Inc.	1,230	9,102
Prologis, Inc.	4,569	455,347
PS Business Parks, Inc.	30	3,986
Public Storage	959	221,462
QTS Realty Trust, Inc. (e)	380	23,514
Rayonier, Inc.	826	24,268
Realty Income Corp.	2,040	126,827
Redfin Corp. (d)	630	43,237
Regency Centers Corp.	1,182	53,887
Retail Opportunity Investments Corp.	725	9,708
Retail Properties of America, Inc.	2,075	17,762
Retail Value, Inc.	149	2,216
Rexford Industrial Realty, Inc.	860	42,235
Ryman Hospitality Properties, Inc.	495	33,541
Sabra Health Care REIT, Inc.	1,436	24,943
Safehold, Inc.	270	19,572
SBA Communications Corp.	700	197,491
Service Properties Trust	1,325	15,224
Simon Property Group, Inc.	1,923	163,993
SITE Centers Corp.	1,410	14,269
SL Green Realty Corp.	156	9,295
Spirit MTA REIT (b)(c)(d)	300	80
Spirit Realty Capital, Inc.	600	24,102
STAG Industrial, Inc.	1,140	35,705
STORE Capital Corp.	1,295	44,004
Summit Hotel Properties, Inc.	975	8,785
Sun Communities, Inc.	640	97,248
Tejon Ranch Co. (d)	50	723
Terreno Realty Corp.	615	35,984
The GEO Group Inc. (e)	1,740	15,416
The Howard Hughes Corp. (d)	321	25,337
The Macerich Co. (e)	844	9,006
UDR, Inc.	1,438	55,262
Uniti Group, Inc.	1,228	14,404
Universal Health Realty Income Trust	200	12,854
Urban Edge Properties	811	10,494
Urstadt Biddle Properties, Inc.	140	1,978
Ventas, Inc.	2,235	109,604
VEREIT, Inc.	1,235	46,671
Vornado Realty Trust	1,228	45,854
Weingarten Realty Investors	1,050	22,754
Welltower, Inc.	2,430	157,027
Weyerhaeuser Co.	4,137	138,714
WP Carey, Inc.	860	60,699
Xenia Hotels & Resorts, Inc.	900	13,680
		7,174,344
Utilities - 2.7%
ALLETE, Inc.	425	26,324
Alliant Energy Corp.	1,225	63,124
Ameren Corp.	1,285	100,307
American Electric Power Co, Inc.	2,565	213,588
American States Water Co.	220	17,492
American Water Works Co, Inc.	1,040	159,609
Atmos Energy Corp.	560	53,441
Avangrid, Inc.	530	24,088
Avista Corp.	760	30,506
Black Hills Corp.	420	25,809
California Water Service Group	415	22,422
CenterPoint Energy, Inc.	3,670	79,419
CMS Energy Corp.	1,520	92,735
Consolidated Edison, Inc.	1,749	126,400
Dominion Energy, Inc.	4,897	368,254
DTE Energy Co.	1,023	124,202
Duke Energy Corp.	4,392	402,132
Edison International	2,001	125,703
Entergy Corp.	1,120	111,821
Essential Utilities, Inc.	1,206	57,032
Evergy, Inc.	1,715	95,200
Eversource Energy	1,802	155,891
Exelon Corp.	5,531	233,519
FirstEnergy Corp.	3,370	103,156
Hawaiian Electric Industries, Inc.	820	29,020
IDACORP, Inc.	313	30,057
MDU Resources Group, Inc.	1,115	29,369
MGE Energy, Inc.	150	10,504
Middlesex Water Co.	190	13,769
National Fuel Gas Co.	530	21,799
New Jersey Resources Corp.	440	15,642
NextEra Energy, Inc.	11,972	923,640
NiSource, Inc.	2,140	49,092
Northwest Natural Holding Co.	300	13,797
NorthWestern Corp.	330	19,242
NRG Energy, Inc.	1,512	56,776
OGE Energy Corp.	1,175	37,435
ONE Gas, Inc.	287	22,033
Ormat Technologies, Inc.	175	15,799
Otter Tail Corp.	350	14,914
PG&E Corp. (d)	3,350	41,741
Pinnacle West Capital Corp.	716	57,244
PNM Resources, Inc.	480	23,294
Portland General Electric Co.	500	21,385
PPL Corp.	4,020	113,364
Public Service Enterprise Group, Inc.	2,830	164,989
Sempra Energy	1,447	184,362
SJW Group	180	12,485
South Jersey Industries, Inc.	430	9,267
Southwest Gas Holdings, Inc.	325	19,744
Spire, Inc.	350	22,414
Sunnova Energy International, Inc. (d)	690	31,140
The AES Corp.	3,060	71,910
The Southern Co.	6,090	374,109
The York Water Co.	280	13,048
UGI Corp.	1,205	42,127
Vistra Corp.	2,077	40,834
WEC Energy Group, Inc.	1,639	150,837
Xcel Energy, Inc.	2,500	166,675
		5,676,031
Total Common Stocks (Cost $50,579,385)		$210,652,417

RIGHTS - 0.0% (f)
AMR Corp., Escrow (b)(c)(d)	3,275	$-
Total Rights (Cost $0)		$-

Total Investments at Value - 99.0% (Cost $50,579,385)		$210,652,417
Other Assets in Excess of Liabilities - 1.0%		2,090,690
Net Assets - 100.0%		$212,743,107

Percentages are stated as a percent of net assets.

REIT	Real Estate Investment Trust

(a)	More narrow industries are utilized for compliance purposes, whereas broad sectors are utilized for reporting purposes.
(b)	Illiquid security. The total value of such securities is $85 as of December 31, 2020, representing 0.0% of net assets.
(c)	Level 3 security. Security has been valued at fair value in accordance with procedures adopted by and under the general supervision of the Board of Directors. The total value of such securities is $85 as of December 31, 2020, representing 0.0% of net assets.
(d)	Non-income producing security.
(e)	This security or a partial position of this security is on loan at December 31, 2020. The total fair value of securities on loan at December 31, 2020 was $2,430,769.
(f)	Represents less than 0.1%.

WILSHIRE MUTUAL FUNDS, INC.
WILSHIRE INTERNATIONAL EQUITY FUND	December 31, 2020
SCHEDULE OF INVESTMENTS

	Shares	Value
COMMON STOCKS - 78.5%
Argentina - 1.4%
MercadoLibre, Inc. (a)	2,646	$4,432,632

Australia - 2.6%
Abacus Property Group (b)	32,107	71,096
Alkane Resources Ltd. (a)(b)	43,477	32,144
ALS Ltd. (b)	6,787	50,326
ARB Corp. Ltd. (b)	2,172	51,604
Arena REIT (b)	20,545	45,624
Aristocrat Leisure Ltd. (b)	3,816	91,320
ASX Ltd. (b)	644	35,773
Austal Ltd. (b)	20,690	42,634
Beach Energy Ltd. (b)	42,151	58,686
BGP Holdings Ltd. (a)(c)(d)	4,007	–
BHP Group Ltd. (b)	17,149	558,696
BHP Group PLC (b)	14,212	374,541
Bingo Industries Ltd. (b)	13,296	25,034
Breville Group Ltd. (b)	2,385	47,239
Charter Hall Group (b)	36,400	413,147
Coca-Cola Amatil Ltd. (b)	11,316	112,856
Codan Ltd. (b)	6,269	54,243
Collins Foods Ltd. (b)	10,276	76,436
CSL Ltd. (b)	13,364	2,920,137
Data#3 Ltd. (b)	14,405	62,247
Deterra Royalties Ltd. (a)(b)	12,506	46,435
Domino's Pizza Enterprises Ltd. (b)	542	36,329
Emeco Holdings Ltd. (a)(b)	30,731	27,030
Goodman Group (b)	8,271	120,652
Hansen Technologies Ltd. (b)	14,473	41,594
Healius Ltd. (b)	32,843	94,472
IGO Ltd. (b)	8,237	40,560
Iluka Resources Ltd. (b)	7,099	35,549
Infomedia Ltd. (b)	52,855	78,686
Ingenia Communities Group (b)	30,719	116,583
Inghams Group Ltd. (b)	36,869	88,735
JB Hi-Fi Ltd. (b)	889	33,335
Macquarie Group Ltd. (b)	369	39,429
Magellan Financial Group Ltd. (b)	4,072	169,522
Medibank Pvt Ltd. (b)	60,067	139,468
Mineral Resources Ltd. (b)	2,585	74,696
Mount Gibson Iron Ltd. (b)	46,408	33,010
National Australia Bank Ltd. (b)	5,118	89,290
Netwealth Group Ltd. (b)	2,382	29,489
Nine Entertainment Co. Holdings Ltd. (b)	18,587	33,273
oOh!media Ltd. (b)	19,763	25,315
People Infrastructure Ltd. (b)	12,943	36,236
Perseus Mining Ltd. (a)(b)	44,851	44,464
Ramelius Resources Ltd. (b)	28,272	36,298
REA Group Ltd. (b)	2,603	298,998
Rio Tinto Ltd. (b)	899	78,963
Rural Funds Group (b)	20,054	39,895
Sandfire Resources Ltd. (b)	13,290	54,865
Santos Ltd. (b)	38,272	185,091
Scentre Group (b)	8,425	18,082
SEEK Ltd. (b)	873	19,220
Sonic Healthcare Ltd. (b)	2,179	54,128
Stockland (b)	11,782	38,005
Telstra Corp. Ltd. (b)	30,526	70,189
TPG Telecom Ltd. (a)(b)	3,879	21,612
Vicinity Centres (b)	4,405	5,459
Virtus Health Ltd. (b)	12,654	51,926
Waypoint REIT (b)	149,923	315,717
Wesfarmers Ltd. (b)	3,646	141,776
Westpac Banking Corp. (b)	4,774	71,230
		8,099,389
Austria - 0.3%
ams AG (a)(b)	3,775	82,468
ANDRITZ AG (b)	4,452	203,948
BAWAG Group AG (a)(b)(e)	2,303	108,047
Erste Group Bank AG (a)(b)	1,123	33,903
EVN AG (b)	1,977	43,267
OMV AG (b)	1,526	61,606
Raiffeisen Bank International AG (a)(b)	369	7,453
Semperit AG Holding (a)(b)	2,148	63,796
Verbund AG (b)	22	1,882
Wienerberger AG (b)	6,311	201,235
		807,605
Belgium - 0.3%
Aedifica SA (b)	368	44,218
Anheuser-Busch InBev SA/NV (b)	1,367	95,529
Bekaert SA (b)	2,545	84,649
Intervest Offices & Warehouses NV (b)	1,868	51,553
KBC Group NV (a)(b)	9,180	643,398
Telenet Group Holding NV (b)	2,912	124,908
		1,044,255
Bermuda - 0.0% (f)
DHT Holdings, Inc.	6,100	31,903

Brazil - 1.0%
AES Tiete Energia SA	9,800	31,433
Ambev SA	445,300	1,348,537
B3 SA - Brasil Bolsa Balcao	39,500	468,522
Banco BTG Pactual SA	6,200	112,369
BB Seguridade Participacoes SA	32,100	183,360
BRF SA (a)	13,800	58,662
Cia de Saneamento de Minas Gerais-COPASA	8,400	26,312
Cia Siderurgica Nacional SA	12,600	77,261
JBS SA	20,800	95,186
Minerva SA	20,000	39,429
Petroleo Brasileiro SA	15,400	86,040
Qualicorp Consultoria e Corretora de Seguros SA	5,100	34,346
TOTVS SA	15,600	85,926
Vale SA	19,596	329,618
YDUQS Participacoes SA	5,700	36,257
		3,013,258
Britain - 7.5%
AG Barr PLC (a)(b)	6,465	45,889
Aggreko PLC (b)	9,857	84,449
AO World PLC (a)(b)	5,701	32,114
AstraZeneca PLC (b)	1,727	172,543
Aviva PLC (b)	182,348	817,865
Barclays PLC (a)(b)	390,997	784,735
Barratt Developments PLC (a)(b)	10,480	96,145
Biffa PLC (a)(b)(e)	15,898	49,680
Big Yellow Group PLC (b)	2,976	44,660
Bodycote PLC (b)	4,492	46,116
BP PLC (b)	29,877	102,919
Bunzl PLC (b)	1,977	66,084
Capita PLC (a)(b)	50,121	26,902
Central Asia Metals PLC (b)	14,430	47,471
Centrica PLC (a)(b)	72,298	46,119
Chemring Group PLC (b)	8,492	33,093
Clipper Logistics PLC (b)	3,595	28,153
Compass Group PLC (b)	12,931	241,298
Computacenter PLC (b)	3,777	126,594
Concentric AB (b)	1,725	38,470
ConvaTec Group PLC (b)(e)	20,406	55,418
Cranswick PLC (b)	2,886	138,973
CVS Group PLC (a)(b)	1,384	28,435
De La Rue PLC (a)(b)	12,565	29,043
Dialog Semiconductor PLC (a)(b)	828	45,215
Direct Line Insurance Group PLC (b)	35,524	154,418
Dixons Carphone PLC (a)(b)	32,192	51,276
Dunelm Group PLC (a)(b)	3,420	56,773
EMIS Group PLC (b)	3,868	57,223
FDM Group Holdings PLC (b)	1,864	28,702
Future PLC (b)	5,342	127,481
G4S PLC (a)(b)	32,998	114,530
Games Workshop Group PLC (b)	1,632	249,741
Gamesys Group PLC (b)	10,611	165,912
Grainger PLC (b)	9,151	35,517
Halfords Group PLC (b)	16,524	60,302
Hargreaves Lansdown PLC (b)	340	7,098
Howden Joinery Group PLC (a)(b)	9,862	93,127
HSBC Holdings PLC (a)(b)	317,200	1,655,063
IG Group Holdings PLC (b)	2,311	27,254
IMI PLC (b)	12,397	198,511
Informa PLC (a)(b)	1,604	12,053
IntegraFin Holdings PLC (b)	8,438	63,988
IP Group PLC (a)(b)	23,264	31,555
ITV PLC (a)(b)	107,608	157,304
J Sainsbury PLC (b)	646,753	1,995,208
JD Sports Fashion PLC (a)(b)	16,855	198,574
John Wood Group PLC (a)(b)	500,418	2,124,572
Jubilee Metals Group PLC (a)(b)	235,794	41,119
Jupiter Fund Management PLC (b)	8,027	30,818
Kainos Group PLC (b)	5,783	96,157
KAZ Minerals PLC (b)	4,382	39,558
Keller Group PLC (b)	2,978	28,392
Lloyds Banking Group PLC (a)(b)	154,588	77,925
LondonMetric Property PLC (b)	14,129	44,272
Man Group PLC (b)	49,357	93,694
Morgan Sindall Group PLC (b)	2,331	48,481
Natwest Group PLC (a)(b)	379,769	878,323
Next PLC (a)(b)	801	77,675
Ninety One PLC (b)	35,418	112,215
Nomad Foods Ltd. (a)	2,438	61,974
PayPoint PLC (b)	4,360	38,897
Persimmon PLC (b)	1,005	38,068
Pets at Home Group PLC (b)	9,950	56,616
Premier Foods PLC (a)(b)	80,332	110,164
QinetiQ Group PLC (b)	17,866	78,559
Rathbone Brothers PLC (b)	1,705	35,938
Reach PLC (a)(b)	27,351	53,263
Redde Northgate PLC (b)	10,096	36,427
Renewi PLC (b)	62,540	34,982
Rio Tinto PLC (b)	494	36,963
Rotork PLC (b)	32,689	143,054
Royal Mail PLC (a)(b)	22,055	101,936
Safestore Holdings PLC (b)	11,101	118,065
Savills PLC (a)(b)	6,566	85,259
Senior PLC (a)(b)	47,542	58,054
Smith & Nephew PLC (b)	94,775	1,979,094
Spirent Communications PLC (b)	27,790	100,140
Standard Chartered PLC (a)(b)	191,566	1,228,386
Tate & Lyle PLC (b)	10,730	99,048
TechnipFMC PLC	180,219	1,694,059
Tesco PLC (b)	298,518	942,470
Travis Perkins PLC (a)(b)	113,963	2,102,635
Tyman PLC (a)(b)	11,188	53,439
Ultra Electronics Holdings PLC (b)	1,241	35,184
Unilever PLC (b)	3,407	205,093
Vodafone Group PLC (b)	644,197	1,060,114
		23,051,075
Canada - 4.2%
Aecon Group, Inc.	6,000	77,115
AirBoss of America Corp.	3,100	38,382
Alimentation Couche-Tard, Inc. - Class B	3,100	105,647
AltaGas Ltd.	6,300	92,651
Altus Group Ltd.	1,431	55,243
Artis Real Estate Investment Trust	13,000	108,870
Bank of Montreal	700	53,222
BRP, Inc.	1,500	99,093
CAE, Inc.	1,300	36,021
Canaccord Genuity Group, Inc.	4,100	35,946
Canacol Energy Ltd.	7,700	22,684
Canadian National Railway Co.	700	76,957
Canadian Pacific Railway Ltd.	8,273	2,868,166
Canadian Pacific Railway Ltd.	300	104,061
Canadian Solar, Inc. (a)	600	30,744
Canadian Western Bank	3,657	82,224
Canfor Corp. (a)	1,900	34,301
Cascades, Inc.	11,400	130,309
CCL Industries, Inc. - Class B	200	9,080
Centerra Gold, Inc.	8,600	99,587
CI Financial Corp.	18,100	224,384
Cogeco Communications, Inc.	1,000	76,880
Cogeco, Inc.	700	45,083
Colliers International Group, Inc.	732	65,143
Constellation Software, Inc.	200	259,709
DREAM Unlimited Corp. - Class A	4,000	66,777
Dundee Precious Metals, Inc.	6,800	48,880
Empire Co. Ltd. - Class B	2,600	71,061
Enbridge, Inc.	2,500	79,955
Equitable Group, Inc.	400	31,739
ERO Copper Corp. (a)	2,800	44,918
Fairfax Financial Holdings Ltd.	600	204,502
Finning International, Inc.	7,803	165,696
goeasy Ltd.	813	61,730
Granite Real Estate Investment Trust	2,200	134,637
Hardwoods Distribution, Inc.	1,400	27,848
Home Capital Group, Inc. (a)	2,600	60,665
iA Financial Corp., Inc.	500	21,675
Kirkland Lake Gold Ltd.	8,775	362,609
Labrador Iron Ore Royalty Corp.	1,400	35,866
Linamar Corp.	1,900	100,635
Lululemon Athletica, Inc. (a)	6,198	2,157,090
Magna International, Inc.	2,900	205,294
Manulife Financial Corp.	9,300	165,484
Martinrea International, Inc.	2,900	33,855
Mullen Group Ltd.	17,800	152,424
Onex Corp.	1,000	57,397
Open Text Corp.	900	40,896
Parex Resources, Inc. (a)	8,047	110,758
Parkland Corp.	200	6,346
Quebecor, Inc. - Class B	100	2,574
Richelieu Hardware Ltd.	5,187	134,636
Roxgold, Inc. (a)	40,952	51,797
Shopify, Inc. - Class A (a)	1,973	2,233,337
Sleep Country Canada Holdings, Inc. (e)	1,708	35,518
Stella-Jones, Inc.	1,500	54,537
Sun Life Financial, Inc.	800	35,572
Suncor Energy, Inc.	4,200	70,445
TFI International, Inc.	6,100	314,033
The North West Co., Inc.	3,544	90,319
Thomson Reuters Corp.	1,900	155,505
Topicus.com, Inc. (a)(b)(d)	372	1,406
Torex Gold Resources, Inc. (a)	2,500	37,493
Tourmaline Oil Corp.	4,100	55,272
Transcontinental, Inc. - Class A	4,600	74,119
Tricon Residential, Inc.	3,600	32,326
Wesdome Gold Mines Ltd. (a)	6,529	54,472
Whitecap Resources, Inc.	29,263	111,728
Winpak Ltd.	2,764	92,980
		12,918,308
China - 4.8%
Alibaba Group Holding Ltd. - ADR (a)	5,218	1,214,385
Anhui Conch Cement Co. Ltd. - H Shares (b)	49,300	308,852
ANTA Sports Products Ltd. (b)	8,900	141,228
Baidu, Inc. - ADR (a)	6,833	1,477,568
Central China New Life Ltd. (b)	47,000	40,037
Central China Real Estate Ltd. (b)	69,000	32,058
China Galaxy Securities Co. Ltd. - H Shares (b)	113,300	71,077
China Kepei Education Group Ltd. (b)	42,000	29,276
China Life Insurance Co. Ltd. - H Shares (b)	156,500	346,199
China New Higher Education Group Ltd. (b)(e)	62,000	38,629
China Pacific Insurance Group Co. Ltd. - H Shares (b)	14,800	58,130
China Renaissance Holdings Ltd. (b)(e)	13,600	27,820
China Yuhua Education Corp. Ltd. (b)(e)	48,000	41,874
CNOOC Ltd. (b)	48,100	44,214
Country Garden Services Holdings Co. Ltd. (b)	58,500	396,788
Dongyue Group Ltd. (b)	50,000	39,674
Edvantage Group Holdings Ltd. (b)	70,000	80,569
Focus Media Information Technology Co. Ltd. - Class A (b)	22,173	33,545
Gigadevice Semiconductor Beijing, Inc. - Class A (b)	1,000	30,278
Great Wall Motor Co. Ltd. - H Shares (b)	75,900	261,357
Hope Education Group Co. Ltd. (b)(e)	168,000	46,800
Industrial & Commercial Bank of China Ltd. - H Shares (b)	186,100	121,084
JD.com, Inc. - ADR (a)	6,569	577,415
Jiangsu Hengli Hydraulic Co. Ltd. - Class A (b)	3,148	54,487
Kaisa Prosperity Holdings Ltd. (b)	15,346	37,910
Lenovo Group Ltd. (b)	1,269,000	1,200,812
Li Ning Co. Ltd. (b)	36,600	252,138
Lonking Holdings Ltd. (b)	147,000	45,644
New China Life Insurance Co. Ltd. - H Shares (b)	38,700	151,522
Pinduoduo, Inc. - ADR (a)	403	71,601
Powerlong Real Estate Holdings Ltd. (b)	38,000	26,274
SAIC Motor Corp. Ltd. - Class A (b)	14,800	55,355
S-Enjoy Service Group Co. Ltd. (b)	23,000	52,804
Shanghai Haohai Biological Technology Co. Ltd. - H Shares (b)(e)	4,400	26,617
Shenzhou International Group Holdings Ltd. (b)	19,900	390,312
Sichuan Languang Justbon Services Group Co. Ltd. - H Shares (b)	29,100	132,047
Sogou, Inc. - ADR (a)(g)	3,100	25,265
Sungrow Power Supply Co. Ltd. - Class A (b)	3,300	36,687
Tencent Holdings Ltd. (b)	41,405	3,025,348
Tianli Education International Holdings Ltd. (b)	44,000	46,336
Tianneng Power International Ltd. (b)	12,000	29,042
Times China Holdings Ltd. (b)	17,000	23,655
Tingyi Cayman Islands Holding Corp. (b)	113,800	194,697
Trip.com Group Ltd. - ADR (a)	33,490	1,129,618
Tsingtao Brewery Co. Ltd. - H Shares (b)	18,900	197,744
Want Want China Holdings Ltd. (b)	261,300	189,108
Wuxi Biologics Cayman, Inc. (a)(b)(e)	134,015	1,785,088
XPeng, Inc. - ADR (a)	233	9,979
Yum China Holdings, Inc.	2,466	140,784
Zhejiang Sanhua Intelligent Controls Co. Ltd. - Class A (b)	4,600	17,390
		14,807,121
Czech Republic - 0.3%
Avast PLC (b)(e)	6,853	50,410
CEZ AS (b)	39,757	950,477
		1,000,887
Denmark - 2.5%
AP Moller - Maersk A/S - Class B (b)	978	2,180,875
Carlsberg AS - Class B (b)	4	641
Chemometec A/S (b)	824	78,140
Coloplast A/S - Class B (b)	638	97,462
D/S Norden A/S (b)	5,807	104,656
Danske Bank A/S (a)(b)	38,869	644,583
DSV PANALPINA A/S (b)	13,430	2,247,581
Genmab A/S (a)(b)	584	236,217
GN Store Nord AS (b)	526	41,805
H+H International A/S - Class B (a)(b)	2,080	44,650
Jyske Bank A/S (a)(b)	2,540	96,420
Netcompany Group A/S (a)(b)(e)	261	26,654
NNIT A/S (b)(e)	2,062	41,008
Novo Nordisk A/S - Class B (b)	11,034	771,779
Novozymes A/S - B Shares (b)	628	36,041
Pandora A/S (b)	2,988	333,815
Per Aarsleff Holding A/S (b)	1,350	68,339
Ringkjoebing Landbobank A/S (b)	1,326	120,690
Royal Unibrew A/S (b)	902	104,577
Scandinavian Tobacco Group A/S (b)(e)	11,942	203,359
Schouw & Co. A/S (b)	770	77,846
Tryg A/S (b)	58	1,829
		7,558,967
Egypt - 0.0% (f)
ElSewedy Electric Co. (b)	53,444	33,334
Palm Hills Developments SAE (a)(b)	465,207	40,340
Talaat Moustafa Group (b)	62,110	25,941
Telecom Egypt Co. (b)	32,023	24,319
		123,934
Finland - 0.6%
Kamux Corp. (b)	2,183	36,260
Kemira Oyj (b)	9,876	154,734
Kone Oyj - Class B (b)	3,857	312,992
Lassila & Tikanoja Oyj (b)	1,762	32,251
Metsa Board Oyj (b)	3,268	34,234
Orion Oyj - Class B (b)	3,046	139,626
Rovio Entertainment Oyj (b)(e)	5,343	41,058
Sampo Oyj - A Shares (b)	6,908	292,962
Terveystalo Oyj (b)(e)	2,259	27,703
Tokmanni Group Corp. (b)	4,136	81,796
Uponor Oyj (b)	5,736	127,224
Valmet Oyj (b)	13,555	387,519
		1,668,359
France - 4.9%
Airbus SE (a)(b)	93	10,216
Amundi SA (a)(b)(e)	18,253	1,490,439
Biosynex (a)(b)	2,359	47,803
Bouygues SA (b)	9,135	375,826
Bureau Veritas SA (a)(b)	11,744	312,377
Cie Generale des Etablissements Michelin SCA (b)	14,286	1,833,438
Coface SA (a)(b)	4,076	41,187
Constellium SE (a)	2,000	27,980
Elis SA (a)(b)	3,219	53,918
Eurobio Scientific SA (a)(b)	2,351	48,779
Gaztransport Et Technigaz SA (b)	1,648	159,474
Hermes International (b)	456	490,359
Ipsen SA (b)	211	17,544
Klepierre SA (b)	7,210	162,212
Legrand SA (b)	1,050	93,715
L'Oreal SA (b)	1,526	579,810
LVMH Moet Hennessy Louis Vuitton SE (b)	4,614	2,882,951
Mersen SA (a)(b)	1,232	37,279
Natixis SA (a)(b)	13,827	47,592
Nexans SA (a)(b)	579	42,071
Pernod Ricard SA (b)	7,457	1,429,411
Peugeot SA (a)(b)	1,132	30,979
Publicis Groupe SA (b)	18,816	937,659
Rexel SA (a)(b)	168,780	2,661,416
Safran SA (a)(b)	667	94,594
Sartorius Stedim Biotech (b)	118	42,057
Schneider Electric SE (b)	3,161	457,222
SCOR SE (a)(b)	12,608	407,385
Societe BIC SA (b)	994	56,197
Television Francaise 1 (a)(b)	3,202	25,798
Thales SA (b)	514	47,084
TOTAL SE (b)	2,532	109,225
Unibail-Rodamco-Westfield (b)	477	37,657
Virbac SA (a)(b)	93	27,040
		15,118,694
Georgia - 0.0% (f)
Bank of Georgia Group PLC (a)(b)	2,767	46,192

Germany - 3.0%
Allianz SE (b)	478	116,953
Aurubis AG (b)	373	29,014
BASF SE (b)	27,148	2,143,727
Bayer AG (b)	993	58,366
bet-at-home.com AG (b)	724	28,163
Cewe Stiftung & Co. KGAA (b)	359	40,611
CompuGroup Medical SE & Co. KgaA (b)	857	82,301
Covestro AG (b)(e)	34,980	2,157,648
Dermapharm Holding SE (b)	1,238	86,156
Deutsche Telekom AG (b)	6,526	119,260
Freenet AG (b)	1,918	40,295
GEA Group AG (b)	236	8,444
Gerresheimer AG (b)	438	46,963
Hannover Rueck SE (b)	1,034	164,300
HelloFresh SE (a)(b)	94	7,264
HOCHTIEF AG (b)	6	583
Hornbach Baumarkt AG (b)	3,652	158,979
Hornbach Holding AG & Co. KGaA (b)	2,701	259,711
Knorr-Bremse AG (b)	2,313	315,088
LPKF Laser & Electronics AG (b)	1,403	50,492
MTU Aero Engines AG (b)	457	119,071
Nagarro SE (a)	1,115	123,954
ProSiebenSat.1 Media SE (a)(b)	1,885	31,681
SAP SE (b)	3,293	432,726
Siemens AG (b)	2,559	366,259
Sirius Real Estate Ltd. (b)	40,554	51,606
TAG Immobilien AG (b)	4,770	150,792
TeamViewer AG (a)(b)(e)	1,172	62,766
Varta AG (a)(b)(g)	334	48,236
VERBIO Vereinigte BioEnergie AG (b)	2,573	96,525
Volkswagen AG (b)	8,520	1,770,969
		9,168,903
Gibraltar - 0.0% (f)
888 Holdings PLC (b)	19,056	74,575

Greece - 0.0% (f)
FF Group (a)(c)	2,880	–

Guernsey - 0.0% (f)
Shanta Gold Ltd. (a)(b)	187,082	43,521

Hong Kong - 2.3%
AIA Group Ltd. (b)	257,965	3,177,527
Alibaba Health Information Technology Ltd. (a)(b)	70,800	210,088
China Education Group Holdings Ltd. (b)	14,000	26,979
China High Speed Transmission Equipment Group Co. Ltd. (b)	42,000	41,187
China Mobile Ltd. (b)	53,500	305,732
China Resources Beer Holdings Co. Ltd. (b)	16,000	147,460
China Resources Power Holdings Co. Ltd. (b)	506,504	547,157
China South City Holdings Ltd. (b)	922,000	136,812
China Water Affairs Group Ltd. (b)	58,000	45,345
China Youzan Ltd. (a)(b)	80,000	23,971
CK Asset Holdings Ltd. (b)	1,000	5,144
Cowell e Holdings, Inc. (b)	66,000	50,040
First Pacific Co. Ltd. (b)	82,000	26,172
Galaxy Entertainment Group Ltd. (b)	99,000	770,031
Gemdale Properties & Investment Corp. Ltd. (b)	332,000	47,546
Hang Seng Bank Ltd. (b)	10,100	174,521
Henderson Land Development Co. Ltd. (b)	16,200	63,246
Hong Kong Exchanges & Clearing Ltd. (b)	3,000	165,001
Jardine Strategic Holdings Ltd. (b)	3,700	92,073
Johnson Electric Holdings Ltd. (b)	46,000	113,980
K Wah International Holdings Ltd. (b)	160,000	77,113
PAX Global Technology Ltd. (b)	59,000	52,341
Perfect Shape Medical Ltd. (b)	104,000	43,209
SITC International Holdings Co. Ltd. (b)	67,000	145,054
Sun Art Retail Group Ltd. (b)	269,000	274,013
Techtronic Industries Co. Ltd. (b)	8,500	121,704
Vinda International Holdings Ltd. (b)	21,000	57,419
VPower Group International Holdings Ltd. (b)(e)	103,000	35,588
Yuexiu Property Co. Ltd. (b)	696,000	140,340
		7,116,793
Hungary - 0.0% (f)
Magyar Telekom Telecommunications PLC (b)	23,786	30,448

India - 1.8%
ACC Ltd. (b)	1,001	22,188
Alembic Pharmaceuticals Ltd. (b)	6,514	92,428
Alkem Laboratories Ltd. (b)	1,439	57,810
Amara Raja Batteries Ltd. (b)	2,365	30,032
APL Apollo Tubes Ltd. (a)(b)	4,800	58,287
Caplin Point Laboratories Ltd. (b)	4,167	29,026
Castrol India Ltd. (b)	17,805	30,004
Coromandel International Ltd. (b)	2,461	27,526
Dhanuka Agritech Ltd. (b)	2,461	25,932
Eicher Motors Ltd. (b)	979	33,970
EID Parry India Ltd. (a)(b)	5,653	26,614
Escorts Ltd. (b)	5,447	94,318
Granules India Ltd. (b)	4,543	21,938
Gujarat Gas Ltd. (b)	20,044	103,374
HDFC Bank Ltd. - ADR (a)	39,853	2,879,778
HeidelbergCement India Ltd. (b)	11,212	34,825
ICICI Bank Ltd. (a)(b)	32,305	237,137
ICICI Securities Ltd. (b)(e)	6,898	43,776
IndiaMart InterMesh Ltd. (b)(e)	703	61,871
Indian Energy Exchange Ltd. (b)(e)	14,406	45,009
IOL Chemicals and Pharmaceuticals Ltd. (b)	2,564	26,102
Ipca Laboratories Ltd. (b)	800	24,027
Jubilant Life Sciences Ltd. (b)	3,230	37,398
Laurus Labs Ltd. (b)(e)	12,440	60,396
Mahanagar Gas Ltd. (b)	5,160	75,052
Marksans Pharma Ltd. (b)	39,968	33,394
Motherson Sumi Systems Ltd. (b)	10,703	24,275
Natco Pharma Ltd. (b)	2,515	33,166
Pidilite Industries Ltd. (b)	6,278	151,864
Polyplex Corp. Ltd. (b)	5,717	55,736
Repco Home Finance Ltd. (b)	10,232	32,683
Shree Cement Ltd. (b)	302	99,485
State Bank of India (a)(b)	9,431	35,593
Tata Consultancy Services Ltd. (b)	1,989	78,055
Torrent Power Ltd. (b)	14,158	61,643
Trident Ltd. (b)	257,300	34,957
Tube Investments of India Ltd. (b)	5,341	58,565
UltraTech Cement Ltd. (b)	4,610	333,927
Vaibhav Global Ltd. (b)	1,340	44,918
WNS Holdings Ltd. - ADR (a)	2,090	150,584
		5,407,663
Indonesia - 0.1%
Aneka Tambang Tbk (b)	323,000	44,490
Bank Mandiri Persero Tbk PT (b)	43,600	19,675
Bank Negara Indonesia Persero Tbk PT (b)	146,100	64,379
Bank Pembangunan Daerah Jawa Barat Dan Banten Tbk PT (b)	258,100	28,560
Erajaya Swasembada Tbk PT (a)(b)	187,400	29,347
Puradelta Lestari Tbk PT (b)	2,336,200	40,963
		227,414
Ireland - 2.3%
Accenture PLC - Class A	10,361	2,706,397
AIB Group PLC (a)(b)	13,551	27,876
Experian PLC (b)	84,051	3,202,770
ICON PLC (a)	5,144	1,002,977
James Hardie Industries PLC - CDI (b)	6,152	181,982
UDG Healthcare PLC (b)	6,972	74,417
		7,196,419
Isle Of Man - 0.0% (f)
Playtech PLC (a)(b)	6,585	36,260

Israel - 0.2%
Ashtrom Group Ltd. (b)	1,968	38,978
Bezeq The Israeli Telecommunication Corp. Ltd. (a)(b)	66,472	66,758
Danel Adir Yeoshua Ltd. (b)	287	47,358
Delek Group Ltd. (a)(b)	993	30,860
Elco Ltd. (b)	1,162	58,915
Electra Consumer Products 1970 Ltd. (b)	3,750	130,105
Fox Wizel Ltd. (b)	447	44,869
Matrix IT Ltd. (b)	4,289	97,286
Maytronics Ltd. (b)	3,957	59,468
Plus500 Ltd. (b)	7,486	148,497
		723,094
Italy - 1.4%
Anima Holding SpA (b)(e)	12,263	57,854
Azimut Holding SpA (b)	3,417	74,092
Banca Generali SpA (a)(b)	5,885	195,630
Banca Monte dei Paschi di Siena SpA (a)(d)	21,641	27,574
Banca Sistema SpA (a)(b)(e)	21,903	45,360
Banco BPM SpA (a)(b)	37,303	81,899
BPER Banca (a)(b)	36,626	66,327
Buzzi Unicem SpA (b)	2,546	60,811
Credito Emiliano SpA (a)(b)	5,764	31,180
Credito Valtellinese SpA (a)(b)	2,613	36,803
De' Longhi SpA (b)	1,592	50,104
Enel SpA (b)	114,311	1,154,347
Eni SpA (b)	4,110	42,544
Esprinet SpA (a)(b)	2,464	32,433
Ferrari NV (a)(b)	8,139	1,882,074
Hera SpA (b)	21,250	77,775
Intesa Sanpaolo SpA (a)(b)	38,363	89,502
Reply SpA (b)	397	46,340
UniCredit SpA (a)(b)	28,325	262,113
Unieuro SpA (a)(b)(e)	4,831	81,138
		4,395,900
Japan - 10.4%
ABC-Mart, Inc. (b)	700	38,949
Achilles Corp. (b)	2,100	28,830
ADEKA Corp. (b)	3,300	57,866
Bunka Shutter Co. Ltd. (b)	6,500	61,342
Calbee, Inc. (b)	4,200	126,504
Canon, Inc. (b)	700	13,442
Carta Holdings, Inc. (b)	3,600	43,937
Casio Computer Co. Ltd. (b)	6,200	113,575
Cawachi Ltd. (b)	4,900	139,577
Chodai Co. Ltd. (b)	3,200	47,222
Chugai Pharmaceutical Co. Ltd. (b)	6,500	347,028
Create Restaurants Holdings, Inc. (a)(b)	4,500	27,102
Credit Saison Co. Ltd. (b)	12,800	148,647
Cresco Ltd. (b)	4,000	50,832
CTI Engineering Co. Ltd. (b)	2,600	60,056
Cybernet Systems Co. Ltd. (b)	7,000	64,219
Daicel Corp. (b)	7,400	54,281
Daihen Corp. (b)	1,400	68,174
Daiichi Jitsugyo Co. Ltd. (b)	1,000	39,865
Daikin Industries Ltd. (b)	1,200	267,260
Dainichiseika Color & Chemicals Manufacturing Co. Ltd. (b)	1,400	32,702
Daito Pharmaceutical Co. Ltd. (b)	700	25,251
DCM Holdings Co. Ltd. (b)	8,500	96,891
Digital Information Technologies Corp. (b)	3,400	52,816
Eagle Industry Co. Ltd. (b)	4,000	38,454
Eizo Corp. (b)	900	31,773
EJ Holdings, Inc. (b)	7,200	73,302
Electric Power Development Co. Ltd. (b)	2,700	37,444
ES-Con Japan Ltd. (b)	4,200	33,237
Exedy Corp. (b)	7,000	86,072
FANUC Corp. (b)	1,200	295,461
Fast Retailing Co. Ltd. (b)	500	448,673
Foster Electric Co. Ltd. (b)	2,900	35,826
Fukuoka Financial Group, Inc. (b)	22,600	405,085
Fumakilla Ltd. (b)	2,800	44,311
Furukawa Co. Ltd. (b)	2,300	27,379
Godo Steel Ltd. (b)	4,900	92,287
Halows Co. Ltd. (b)	700	23,491
Hankyu Hanshin REIT, Inc. (b)	21	25,983
Hanwa Co. Ltd. (b)	5,500	147,970
Hikari Tsushin, Inc. (b)	400	93,531
Hitachi Metals Ltd. (b)	87,600	1,334,407
Hitachi Zosen Corp. (b)	32,800	181,336
Hokkaido Electric Power Co., Inc. (b)	17,300	62,931
Hokuetsu Corp. (b)	19,300	76,802
Hokuriku Electric Power Co. (b)	6,000	39,388
Honda Motor Co. Ltd. (b)	64,000	1,787,407
Hoshizaki Corp. (b)	1,800	165,403
Hosiden Corp. (b)	2,600	25,040
Hoya Corp. (b)	1,200	165,875
Ichigo Hotel REIT Investment Corp. (b)	62	41,488
Iida Group Holdings Co. Ltd. (b)	38,800	784,428
Iino Kaiun Kaisha Ltd. (b)	11,300	47,025
Inpex Corp. (b)	2,800	15,131
Invincible Investment Corp. (b)	185	59,556
Isuzu Motors Ltd. (b)	37,400	356,068
Itfor, Inc. (b)	8,300	75,362
Itochu Techno-Solutions Corp. (b)	200	7,121
Itoham Yonekyu Holdings, Inc. (b)	8,500	55,484
Jaccs Co. Ltd. (b)	2,200	39,020
Janome Sewing Machine Co. Ltd. (b)	7,100	61,293
Japan Petroleum Exploration Co. Ltd. (b)	3,500	63,636
Japan Securities Finance Co. Ltd. (b)	12,800	67,076
JGC Holdings Corp. (b)	2,800	26,337
Joyful Honda Co. Ltd. (b)	3,900	55,995
JVCKenwood Corp. (b)	18,100	27,912
Kaga Electronics Co. Ltd. (b)	3,000	69,429
Kandenko Co. Ltd. (b)	24,600	208,705
Kenedix Retail REIT Corp. (b)	81	197,474
Kewpie Corp. (b)	1,200	26,417
Keyence Corp. (b)	4,280	2,408,708
KFC Holdings Japan Ltd. (b)	2,700	76,939
Kintetsu World Express, Inc. (b)	2,700	64,027
Koei Chemical Co. Ltd. (b)	1,900	53,915
Komatsu Ltd. (b)	73,000	2,000,393
Komeri Co. Ltd. (b)	1,700	48,058
K's Holdings Corp. (b)	5,200	72,327
Kureha Corp. (b)	1,000	70,572
Kyoei Steel Ltd. (b)	4,600	63,823
Life Corp. (b)	800	27,746
Macnica Fuji Electronics Holdings, Inc. (b)	5,500	108,185
Mandom Corp. (b)	1,900	31,314
Maruha Nichiro Corp. (b)	1,400	30,175
Maruzen Showa Unyu Co. Ltd. (b)	800	27,004
McDonald's Holdings Co. Japan Ltd. (b)	4,100	198,553
MCJ Co. Ltd. (b)	6,100	65,557
Medipal Holdings Corp. (b)	1,400	26,317
Mimasu Semiconductor Industry Co. Ltd. (b)	4,500	112,727
Mirai Corp. (b)	338	125,997
Mitsubishi Heavy Industries Ltd. (b)	200	6,130
Mitsubishi Research Institute, Inc. (b)	1,700	70,530
Mitsubishi UFJ Lease & Finance Co. Ltd. (b)	7,200	34,745
Mitsui & Co. Ltd. (b)	29,500	541,216
Mitsui OSK Lines Ltd. (b)	1,300	39,792
Mitsui-Soko Holdings Co. Ltd. (b)	4,300	96,015
MonotaRO Co. Ltd. (b)	800	40,677
MS&AD Insurance Group Holdings, Inc. (b)	11,600	353,708
Nafco Co. Ltd. (b)	8,300	161,835
NH Foods Ltd. (b)	1,100	48,419
Nikkon Holdings Co. Ltd. (b)	2,000	40,135
Nintendo Co. Ltd. (b)	300	191,457
Nippo Corp. (b)	1,800	49,433
Nippon Commercial Development Co. Ltd. (b)	4,400	71,559
Nippon Pillar Packing Co. Ltd. (b)	1,900	29,726
Nippon Sanso Holdings Corp. (b)	200	3,721
Nippon Systemware Co. Ltd. (b)	2,000	41,916
Nippon Yusen KK (b)	4,200	97,985
Nipro Corp. (b)	12,800	150,717
Nishi-Nippon Financial Holdings, Inc. (b)	14,900	96,061
Nishio Rent All Co. Ltd. (b)	1,700	35,715
Nissan Chemical Corp. (b)	1,700	106,549
Nissan Motor Co. Ltd. (a)(b)	1,100	5,984
Nitori Holdings Co. Ltd. (b)	200	41,929
Nitto Denko Corp. (b)	6,300	565,697
Nittoc Construction Co. Ltd. (b)	4,900	37,587
Nohmi Bosai Ltd. (b)	2,500	54,569
Nojima Corp. (b)	1,000	27,464
NOK Corp. (b)	5,300	57,092
Nomura Real Estate Holdings, Inc. (b)	6,900	153,481
Nomura Research Institute Ltd. (b)	8,101	289,458
North Pacific Bank Ltd. (b)	26,200	55,695
NS United Kaiun Kaisha Ltd. (b)	2,500	33,828
Oki Electric Industry Co. Ltd. (b)	4,600	40,651
Olympus Corp. (b)	10,500	229,846
Open House Co. Ltd. (b)	2,000	73,564
Organo Corp. (b)	1,600	95,360
Osaka Soda Co. Ltd. (b)	1,000	26,468
OSJB Holdings Corp. (b)	35,600	96,207
Otsuka Corp. (b)	300	15,808
Otsuka Holdings Co. Ltd. (b)	4,600	197,226
Oyo Corp. (b)	3,700	43,961
Panasonic Corp. (b)	230,041	2,658,109
Persol Holdings Co. Ltd. (b)	8,400	151,837
Prima Meat Packers Ltd. (b)	3,300	104,795
Recruit Holdings Co. Ltd. (b)	9,600	402,658
Relia, Inc. (b)	14,700	182,968
Renesas Electronics Corp. (a)(b)	20,700	217,204
Resona Holdings, Inc. (b)	162,800	573,269
Resorttrust, Inc. (b)	1,600	22,927
Restar Holdings Corp. (b)	3,500	75,377
Ride On Express Holdings Co. Ltd. (b)	2,200	39,444
Rinnai Corp. (b)	1,800	209,107
Ryobi Ltd. (a)(b)	3,200	38,965
Sanki Engineering Co. Ltd. (b)	7,000	82,512
Sawai Pharmaceutical Co. Ltd. (b)	1,400	63,518
SCSK Corp. (b)	100	5,724
SEC Carbon Ltd. (b)	600	32,082
Secom Co. Ltd. (b)	500	46,164
Seven & i Holdings Co. Ltd. (b)	1,800	63,921
Shimadzu Corp. (b)	9,600	373,920
Shimamura Co. Ltd. (b)	200	20,981
Shimano, Inc. (b)	1,700	397,014
Shinoken Group Co. Ltd. (b)	2,900	31,302
Shinsei Bank Ltd. (b)	2,300	28,542
Shionogi & Co. Ltd. (b)	900	49,195
Ship Healthcare Holdings, Inc. (b)	1,000	55,682
SKY Perfect JSAT Holdings, Inc. (b)	32,900	162,231
SoftBank Group Corp. (b)	12,600	986,777
Softcreate Holdings Corp. (b)	1,500	40,266
Soiken Holdings, Inc. (b)	7,700	47,165
Sompo Holdings, Inc. (b)	200	8,158
St Marc Holdings Co. Ltd. (b)	1,900	25,799
Sumitomo Forestry Co. Ltd. (b)	7,200	150,228
Sumitomo Mitsui Financial Group, Inc. (b)	37,900	1,172,743
Sumitomo Mitsui Trust Holdings, Inc. (b)	300	9,302
Sumitomo Riko Co. Ltd. (b)	4,900	28,918
Sundrug Co. Ltd. (b)	1,900	75,825
Suruga Bank Ltd. (b)	6,900	22,763
Suzuki Motor Corp. (b)	7,800	362,129
Sysmex Corp. (b)	100	12,026
T&D Holdings, Inc. (b)	33,800	400,015
Takamatsu Construction Group Co. Ltd. (b)	1,300	25,780
Takara Leben Co. Ltd. (b)	19,700	58,663
Takara Leben Real Estate Investment Corp. (b)	131	117,215
Tama Home Co. Ltd. (b)	2,000	28,518
Tamron Co. Ltd. (b)	2,600	46,055
The 77 Bank Ltd. (b)	2,500	34,284
The Juroku Bank Ltd. (b)	3,000	54,869
The Musashino Bank Ltd. (b)	1,700	24,666
The Nisshin Oillio Group Ltd. (b)	4,300	126,513
The Shizuoka Bank Ltd. (b)	700	5,156
The Yamanashi Chuo Bank Ltd. (b)	4,100	30,731
TIS, Inc. (b)	2,100	43,068
TKC Corp. (b)	700	52,531
Toa Corp. (b)	4,300	83,293
Tokyo Electron Device Ltd. (b)	3,400	104,412
Tokyo Electron Ltd. (b)	600	223,792
Tokyo Tekko Co. Ltd. (b)	3,000	59,479
Tokyotokeiba Co. Ltd. (b)	2,600	118,055
TOMONY Holdings, Inc. (b)	9,800	29,884
Topre Corp. (b)	10,800	165,827
Torii Pharmaceutical Co. Ltd. (b)	3,100	96,829
Towa Pharmaceutical Co. Ltd. (b)	1,700	31,585
Toyo Seikan Group Holdings Ltd. (b)	7,300	80,195
Toyobo Co. Ltd. (b)	3,000	40,182
Trend Micro, Inc. (a)(b)	1,200	69,086
Tsukuba Bank Ltd. (b)	13,800	24,728
TV Asahi Holdings Corp. (b)	7,800	128,104
USS Co. Ltd. (b)	3,800	76,871
Valqua Ltd. (b)	1,700	33,870
Wakita & Co. Ltd. (b)	4,600	47,068
Warabeya Nichiyo Holdings Co. Ltd. (b)	2,200	30,224
Welcia Holdings Co. Ltd. (b)	2,800	105,633
Will Group, Inc. (b)	8,600	84,076
Wowow, Inc. (b)	1,300	35,724
Yamada Holdings Co. Ltd. (b)	1,800	9,564
Yamaha Corp. (b)	600	35,368
Yokogawa Bridge Holdings Corp. (b)	1,900	40,281
Yokohama Reito Co. Ltd. (b)	6,000	50,151
ZOZO, Inc. (b)	5,000	123,654
		32,139,992
Jersey - 0.0% (f)
Centamin PLC (b)	32,461	54,348

Luxembourg - 0.1%
ArcelorMittal SA (a)(b)	3,390	77,795
Aroundtown SA (b)	11,178	83,588
Tenaris SA (b)	17,298	139,742
		301,125
Malaysia - 0.2%
Hartalega Holdings Bhd (b)	59,400	179,595
Hong Leong Bank Bhd (b)	27,300	124,051
Lotte Chemical Titan Holding Bhd (b)(e)	101,100	69,662
Malaysia Building Society Bhd (b)	176,500	29,794
MMC Corp. Bhd (b)	202,200	45,435
My EG Services Bhd (b)	90,200	43,201
Petronas Gas Bhd (b)	1,300	5,553
TIME dotCom Bhd (b)	11,700	38,640
VS Industry Bhd (b)	112,600	72,570
		608,501
Malta - 0.0% (f)
Angler Gaming PLC (b)(d)	9,211	24,630
Kindred Group PLC - SDR (a)(b)	3,302	32,316
		56,946
Mexico - 0.3%
America Movil SAB de CV - Series L	165,400	120,437
Bolsa Mexicana de Valores SAB de CV	12,600	30,032
Gruma SAB de CV - Class B	9,200	109,649
Grupo Bimbo SAB de CV - Series B	5,100	11,059
Grupo Cementos de Chihuahua SAB de CV	13,500	81,762
Grupo Mexico SAB de CV - Series B	19,200	81,423
Kimberly-Clark de Mexico SAB de CV - Class A	94,800	161,831
Qualitas Controladora SAB de CV	43,300	232,586
		828,779
Monaco - 0.0% (f)
Endeavour Mining Corp. (a)	4,912	114,301

Netherlands - 3.3%
Adyen NV (a)(b)(e)	736	1,712,594
Akzo Nobel NV (b)	3,079	330,742
ASM International NV (b)	1,150	251,414
ASML Holding NV (b)	1,708	825,406
ASML Holding NV - ADR	5,403	2,635,151
ASR Nederland NV (b)	3,832	154,981
Euronext NV (b)(e)	958	105,555
Flow Traders (b)(e)	2,037	67,337
ING Groep NV (a)(b)	158,650	1,502,941
Koninklijke Ahold Delhaize NV (b)	16,037	452,885
Koninklijke KPN NV (b)	42,263	128,132
Koninklijke Philips NV (a)(b)	1,881	100,664
NN Group NV (b)	936	40,948
Ordina NV (b)	7,387	25,901
Pharming Group NV (a)(b)	30,886	48,121
Randstad NV (a)(b)	4,416	287,461
Royal Dutch Shell PLC - A Shares (b)	8,661	153,762
Royal Dutch Shell PLC - A Shares (b)	62,164	1,110,207
Royal Dutch Shell PLC - B Shares (b)	1,909	32,889
Signify NV (a)(b)(e)	787	33,342
		10,000,433
New Zealand - 0.1%
Fisher & Paykel Healthcare Corp. Ltd. (b)	5,600	132,985
Meridian Energy Ltd. (b)	1,997	10,660
Pushpay Holdings Ltd. (a)(b)	60,997	79,361
The a2 Milk Co. Ltd. (a)(b)	5,704	49,470
		272,476
Norway - 0.3%
ArcticZymes Technologies ASA (a)(b)	7,230	53,395
Atea ASA (b)	2,637	37,052
DNB ASA (a)(b)	4,563	89,840
Europris ASA (b)(e)	19,452	115,999
Fjordkraft Holding ASA (b)(e)	7,671	74,458
Norsk Hydro ASA (b)	63,899	294,819
Norwegian Finans Holding ASA (a)(b)	8,598	72,830
Salmar ASA (b)	731	42,736
SpareBank 1 Nord Norge (b)	4,776	41,605
		822,734
Peru - 0.0% (f)
Southern Copper Corp.	1,230	80,098

Philippines - 0.1%
Metropolitan Bank & Trust Co. (b)	159,700	163,175
Nickel Asia Corp. (b)	264,000	30,826
		194,001
Poland - 0.2%
Bank Polska Kasa Opieki SA (a)(b)	2,057	33,622
Budimex SA (b)	765	62,960
Enea SA (a)(b)	20,335	35,556
PGE Polska Grupa Energetyczna SA (a)(b)	11,465	20,036
Powszechna Kasa Oszczednosci Bank Polski SA (a)(b)	11,325	87,297
Santander Bank Polska SA (a)(b)	1,692	84,045
Tauron Polska Energia SA (a)(b)	123,381	90,063
Warsaw Stock Exchange (b)	2,389	29,219
		442,798
Portugal - 0.0% (f)
Banco Comercial Portugues SA (a)(b)	292,049	43,517

Russia - 0.7%
Bank St Petersburg PJSC (a)(b)	36,701	25,558
Detsky Mir PJSC (a)(b)	18,303	33,352
LUKOIL PJSC - ADR	8,871	606,422
MMC Norilsk Nickel PJSC (b)	1,112	356,337
Novolipetskiy Metallurgicheskiy Kombinat PAO (b)	56,950	161,001
OGK-2 PJSC (a)(b)	9,175,657	90,068
PhosAgro PJSC - GDR (b)	2,007	28,338
Rosneft Oil Co PJSC - GDR (b)	92,499	521,593
Rostelecom PJSC (a)(b)	106,154	138,068
Severstal PAO (b)	9,951	177,009
Tatneft PJSC (b)	1,829	12,668
		2,150,414
Saudi Arabia - 0.0% (f)
Al Hammadi Co. for Development and Investment (a)(b)	3,164	24,423
Yanbu National Petrochemical Co. (b)	1,506	25,652
		50,075
Singapore - 1.1%
AEM Holdings Ltd. (b)	19,800	51,896
AIMS APAC REIT (b)	43,200	40,908
Ascendas India Trust (b)	22,900	23,904
BW LPG Ltd. (b)(e)	6,031	41,400
DBS Group Holdings Ltd. (b)	66,150	1,251,215
Frencken Group Ltd. (b)	124,700	125,207
Keppel DC REIT (b)	30,600	65,137
Riverstone Holdings Ltd. (b)	45,200	38,265
Sheng Siong Group Ltd. (b)	178,400	209,511
Singapore Exchange Ltd. (b)	32,000	225,221
UMS Holdings Ltd. (b)	35,000	28,716
UOL Group Ltd. (b)	5,900	34,496
Wilmar International Ltd. (b)	313,800	1,104,939
XP Power Ltd. (b)	675	43,424
Yanlord Land Group Ltd. (b)	117,600	99,595
		3,383,834
South Africa - 0.3%
African Rainbow Minerals Ltd. (b)	9,428	168,147
Anglo American Platinum Ltd. (b)	1,458	142,179
Investec PLC (b)	41,623	107,609
Mr Price Group Ltd. (b)	2,579	29,993
MTN Group (b)	25,228	103,442
Ninety One Ltd. (b)	14,532	43,549
Royal Bafokeng Platinum Ltd. (a)(b)	6,204	27,522
Shoprite Holdings Ltd. (b)	12,824	121,475
		743,916
South Korea - 2.8%
AfreecaTV Co. Ltd. (b)	495	27,608
Ahnlab, Inc. (b)	517	36,327
BNK Financial Group, Inc. (b)	18,710	97,903
Celltrion, Inc. (a)(b)	21	7,059
Chong Kun Dang Pharmaceutical Corp. (b)	177	37,112
Coway Co. Ltd. (a)(b)	47	3,146
Daelim Construction Co. Ltd. (b)	2,958	83,021
Dawonsys Co. Ltd. (b)	1,346	25,348
DGB Financial Group, Inc. (b)	8,679	54,525
Dohwa Engineering Co. Ltd. (b)	3,513	26,364
Dongwha Pharm Co. Ltd. (b)	2,620	47,471
Dongwon Industries Co. Ltd. (b)	300	61,540
DoubleUGames Co. Ltd. (b)	1,169	64,926
Han Kuk Carbon Co. Ltd. (b)	7,686	95,573
Hana Financial Group, Inc. (b)	29,096	925,183
Handsome Co. Ltd. (b)	1,252	34,928
Hankook Tire & Technology Co. Ltd. (b)	3,531	128,296
Hanon Systems (b)	4,573	68,221
Hansol Chemical Co. Ltd. (b)	597	108,354
Hansol Technics Co. Ltd. (a)(b)	6,646	62,298
Hanwha General Insurance Co. Ltd. (a)(b)	11,184	39,592
Hanwha Life Insurance Co. Ltd. (b)	14,071	31,868
InBody Co. Ltd. (b)	1,926	30,786
Insun ENT Co. Ltd. (a)(b)	3,266	33,769
i-SENS, Inc. (b)	2,683	73,988
JB Financial Group Co. Ltd. (b)	5,186	26,937
JNTC Co. Ltd. (a)(b)	2,626	27,876
Kakao Corp. (a)(b)	173	62,221
KCC Corp. (b)	156	28,305
Kia Motors Corp. (b)	980	56,441
KIWOOM Securities Co. Ltd. (b)	246	28,738
Kolmar BNH Co. Ltd. (b)	801	38,365
Korea Asset In Trust Co. Ltd. (b)	14,329	51,929
Korea Zinc Co. Ltd. (b)	275	101,522
Korean Reinsurance Co. (b)	13,620	99,221
KT Skylife Co. Ltd. (b)	8,900	72,346
LG Hausys Ltd. (b)	1,705	122,714
LG Innotek Co. Ltd. (b)	261	43,702
LG Uplus Corp. (b)	2,636	28,551
Meritz Securities Co. Ltd. (b)	6,551	22,226
NICE Information Service Co. Ltd. (b)	1,563	35,764
Orion Corp. (b)	886	100,942
POSCO (b)	11,771	2,949,619
Samsung Electronics Co. Ltd. (b)	13,625	1,018,298
Samsung SDS Co. Ltd. (b)	1,143	187,558
Seohee Construction Co. Ltd. (b)	36,589	51,665
Shinhan Financial Group Co. Ltd. (a)(b)	33,480	990,400
Silicon Works Co. Ltd. (b)	920	49,123
SK Gas Ltd. (b)	952	91,442
Tokai Carbon Korea Co. Ltd. (b)	766	88,581
Worldex Industry & Trading Co. Ltd. (b)	1,770	28,779
		8,608,471
Spain - 1.1%
Amadeus IT Group SA (b)	25,966	1,879,868
Banco Bilbao Vizcaya Argentaria SA (b)	35,402	173,543
Bankia SA (b)	334,753	593,327
CaixaBank SA (b)	14,272	36,676
Endesa SA (b)	2,877	78,884
Faes Farma SA (b)	18,439	78,530
Grupo Catalana Occidente SA (b)	1,893	67,443
Industria de Diseno Textil SA (b)	9,298	296,064
Liberbank SA (a)(b)	93,437	28,807
Pharma Mar SA (b)	229	19,898
Sacyr SA (b)	16,003	39,388
Telefonica SA (b)	6,252	24,996
Viscofan SA (b)	1,405	99,798
		3,417,222
Sweden - 2.2%
AcadeMedia AB (b)(e)	5,175	53,448
Alfa Laval AB (a)(b)	4,526	124,388
Atlas Copco AB - A Shares (b)	34,145	1,746,201
Beijer Ref AB (b)	1,012	46,290
Betsson AB (b)	7,008	62,748
Bilia AB - A Shares (a)(b)	4,098	50,476
Biotage AB (a)(b)	2,218	37,538
Bravida Holding AB (b)(e)	3,182	42,407
Bulten AB (a)(b)	5,565	60,128
Byggmax Group AB (a)(b)	4,591	28,583
Coor Service Management Holding AB (a)(b)(e)	6,459	56,820
Epiroc AB - Class A (b)	1,178	21,413
Fortnox AB (b)	3,177	177,641
G5 Entertainment AB (b)	789	38,860
Getinge AB - B Shares (b)	5,042	117,686
Hennes & Mauritz AB - B Shares (a)(b)	2,855	59,636
Hexagon AB - B Shares (b)	1,931	175,844
Husqvarna AB - B Shares (b)	22,564	291,896
Instalco AB (b)	1,990	60,650
Intrum AB (b)	1,927	50,091
Inwido AB (a)(b)	10,072	146,888
KNOW IT AB (a)(b)	1,905	72,110
LeoVegas AB (b)(e)	12,386	52,503
Lime Technologies AB (b)	1,320	65,330
Lindab International AB (b)	4,052	83,888
Loomis AB (b)	2,793	76,734
Lundin Energy AB (b)	9,418	254,317
Mycronic AB (b)	1,679	50,061
NCC AB - B Shares (b)	4,911	89,698
New Wave Group AB - B Shares (a)(b)	7,429	49,191
Nibe Industrier AB - B Shares (b)	318	10,442
Nobina AB (a)(b)(e)	14,361	119,947
Nolato AB - B Shares (a)(b)	1,156	116,887
Nordic Waterproofing Holding AB (a)(b)	2,442	48,709
Note AB (a)(b)	7,229	52,516
Nyfosa AB (a)(b)	6,967	69,369
Pricer AB - B Shares (b)	23,045	107,979
Sandvik AB (a)(b)	22,506	550,143
Svenska Handelsbanken AB - A Shares (a)(b)	4,319	43,335
Swedbank AB - A Shares (a)(b)	14,133	248,487
Swedish Match AB (b)	4,846	376,446
Swedish Orphan Biovitrum AB (a)(b)	2,358	47,315
Telefonaktiebolaget LM Ericsson - B Shares (b)	41,474	491,846
Tethys Oil AB (b)	11,282	67,432
Thule Group AB (a)(b)(e)	3,134	117,136
Vitrolife AB (a)(b)	1,731	45,427
		6,756,880
Switzerland - 5.9%
ABB Ltd. (b)	13,418	375,319
Adecco Group AG (b)	448	30,039
Alcon, Inc. (a)(b)	28,681	1,914,733
Allreal Holding AG (b)	258	59,292
ALSO Holding AG (b)	361	103,125
Bachem Holding AG (b)	475	211,097
Cie Financiere Richemont SA (b)	96	8,675
Credit Suisse Group AG (b)	46,635	599,941
dormakaba Holding AG (b)	84	47,664
Ferrexpo PLC (b)	14,776	57,197
Galenica AG (b)(e)	373	24,849
Geberit AG (b)	791	494,909
Gurit Holding AG (b)	41	115,228
Interroll Holding AG (b)	12	36,520
Kuehne + Nagel International AG (b)	22	4,987
LafargeHolcim Ltd. (b)	12,355	678,008
LEM Holding SA (b)	22	42,941
Logitech International SA (b)	3,079	298,628
Lonza Group AG (b)	3,087	1,982,673
Nestle SA (b)	23,029	2,711,179
Novartis AG (b)	2,472	233,482
Partners Group Holding AG (b)	115	134,331
Roche Holding AG (b)	6,095	2,126,594
Schindler Holding AG (b)	403	108,818
SGS SA (b)	100	301,465
SIG Combibloc Group AG (b)	2,514	58,222
Sika AG (b)	7,718	2,107,030
Sonova Holding AG (a)(b)	2,119	545,521
STMicroelectronics NV (b)	16,467	610,102
Straumann Holding AG (b)	54	62,890
Tecan Group AG (b)	592	290,694
UBS Group AG (b)	105,066	1,469,498
Vetropack Holding AG (a)(b)	631	42,543
Zehnder Group AG (b)	1,423	94,943
		17,983,137
Taiwan - 4.9%
Acer, Inc. (b)	141,000	119,119
ASE Technology Holding Co. Ltd. (b)	18,000	52,087
ASROCK, Inc. (b)	10,000	55,504
Asustek Computer, Inc. (b)	7,000	62,574
Catcher Technology Co. Ltd. (b)	136,000	1,000,296
Cheng Loong Corp. (b)	33,000	40,006
Cheng Shin Rubber Industry Co. Ltd. (b)	72,000	112,547
Chicony Power Technology Co. Ltd. (b)	21,000	52,641
China Motor Corp. (a)(b)	35,000	63,035
Compeq Manufacturing Co. Ltd. (b)	29,000	45,102
DA CIN Construction Co. Ltd. (b)	84,000	80,586
Dimerco Express Corp. (b)	11,269	26,599
Eclat Textile Co. Ltd. (b)	10,200	153,735
Evergreen Marine Corp. Taiwan Ltd. (a)(b)	36,000	52,176
Farglory Land Development Co. Ltd. (b)	33,000	65,962
Feng TAY Enterprise Co. Ltd. (b)	860	6,122
Formosan Rubber Group, Inc. (b)	39,000	34,336
Fortune Electric Co. Ltd. (b)	18,000	31,971
Genius Electronic Optical Co. Ltd. (b)	2,000	40,204
Global Unichip Corp. (b)	3,000	36,045
Grand Pacific Petrochemical (a)(b)	42,000	35,430
Greatek Electronics, Inc. (b)	46,000	91,446
Hon Hai Precision Industry Co. Ltd. (b)	840,461	2,744,398
IBF Financial Holdings Co. Ltd. (b)	81,000	37,084
International Games System Co. Ltd. (b)	6,000	162,405
ITE Technology, Inc. (b)	55,000	133,736
Kindom Development Co. Ltd. (b)	66,000	78,883
Kuoyang Construction Co. Ltd. (b)	40,914	36,694
Lotes Co. Ltd. (b)	4,000	67,595
MediaTek, Inc. (b)	11,600	309,788
Micro-Star International Co. Ltd. (b)	8,000	37,741
Nan Liu Enterprise Co. Ltd. (b)	4,000	26,516
Nien Made Enterprise Co. Ltd. (b)	12,400	144,026
Novatek Microelectronics Corp. (b)	35,700	466,972
Parade Technologies Ltd. (b)	3,000	119,151
Pegavision Corp. (b)	7,000	70,543
Quanta Computer, Inc. (b)	117,000	337,813
Realtek Semiconductor Corp. (b)	28,400	393,259
SCI Pharmtech, Inc. (b)	6,000	17,957
Shin Foong Specialty & Applied Materials Co. Ltd. (b)	6,000	31,810
Shining Building Business Co. Ltd. (a)(b)	44,000	25,818
Shiny Chemical Industrial Co. Ltd. (b)	17,000	65,661
Sincere Navigation Corp. (b)	75,000	60,415
Sonix Technology Co. Ltd. (b)	34,000	79,488
Standard Foods Corp. (b)	63,000	137,685
Taita Chemical Co. Ltd. (b)	25,000	34,745
Taiwan Semiconductor Manufacturing Co. Ltd. (b)	132,600	2,490,424
Taiwan Semiconductor Manufacturing Co. Ltd. - ADR	35,057	3,822,615
TXC Corp. (b)	32,000	85,566
United Microelectronics Corp. (b)	237,900	398,791
Vanguard International Semiconductor Corp. (b)	11,000	45,588
Wan Hai Lines Ltd. (b)	45,000	84,315
YFY, Inc. (b)	265,000	278,200
Youngtek Electronics Corp. (b)	18,000	39,613
Yuanta Financial Holding Co. Ltd. (b)	24,472	17,902
		15,140,720
Thailand - 0.1%
Absolute Clean Energy PCL - NVDR (b)	532,800	64,737
AP Thailand PCL - NVDR (b)	98,300	23,790
Hana Microelectronics PCL - NVDR (b)	25,800	34,207
MCS Steel PCL - NVDR (b)	133,700	58,020
Mega Lifesciences PCL - NVDR (b)	43,200	51,551
Polyplex Thailand PCL - NVDR (b)	79,300	59,865
Prima Marine PCL - NVDR (b)	102,100	27,265
RS PCL - NVDR (b)	65,614	37,904
United Paper PCL - NVDR (b)	64,908	28,193
		385,532
Turkey - 0.3%
Akbank T.A.S. (a)(b)	649,930	608,104
Aksa Akrilik Kimya Sanayii AS (b)	20,107	39,478
Aksa Enerji Uretim AS (a)(b)	100,172	100,591
Deva Holding AS (b)	8,499	27,635
Koza Altin Isletmeleri AS (a)(b)	4,170	54,173
Koza Anadolu Metal Madencilik Isletmeleri AS (a)(b)	26,802	55,879
Vestel Elektronik Sanayi ve Ticaret AS (a)(b)	10,265	29,092
		914,952
United Arab Emirates - 0.1%
Abu Dhabi Commercial Bank PJSC (b)	104,349	176,305

United States - 2.5%
Aon PLC - Class A	5,925	1,251,775
Mettler-Toledo International, Inc. (a)	1,568	1,787,018
ResMed, Inc.	11,793	2,506,720
STERIS PLC	8,690	1,647,103
Viatris, Inc. (a)	32,302	605,340
		7,797,956
Total Common Stocks (Cost $179,873,803)		$241,613,032

PREFERRED STOCKS - 0.3%
Brazil - 0.1%
Cia de Saneamento do Parana	68,200	67,357
Cia Energetica de Minas Gerais	28,500	80,273
Cia Paranaense de Energia	8,400	120,384
Petroleo Brasileiro SA	1,300	7,113
		275,127
Germany - 0.0% (f)
Draegerwerk AG & Co. KGaA (b)	292	22,423
FUCHS PETROLUB SE (b)	709	40,247
Schaeffler AG (b)	3,400	28,399
		91,069
Russia - 0.0% (f)
Transneft PJSC (b)	40	75,486

South Korea - 0.2%
Hyundai Motor Co. (b)	4,643	379,306
Samsung Electronics Co. Ltd. (b)	788	53,491
		432,797
Total Preferred Stocks (Cost $818,947)		$874,479

	Par Value
U.S. TREASURY OBLIGATIONS - 0.0% (f)
U.S. Treasury Notes - 0.0% (f)
0.250%, due 10/31/25 (b)	59,000	58,742
0.875%, due 11/15/30 (b)	29,000	28,887
Total U.S. Treasury Obligations (Cost $87,424)		$87,629

NON-AGENCY MORTGAGE-BACKED OBLIGATIONS - 2.2%
BBCMS 2018-TALL Mortgage Trust
Series 2018-TALL, 0.881%, due 03/15/37 (1 Month U.S. LIBOR + 0.722%) (b)(e)(h)	200,000	197,070
BBCMS 2020-BID Mortgage Trust
Series 2020-BID, 2.299%, due 10/15/37 (1 Month U.S. LIBOR + 2.140%) (b)(e)(h)	190,000	189,913
BBCMS Mortgage Trust 2020-C8
Series 2020-C8, 2.040%, due 10/15/53 (b)	200,000	208,176
BX Commercial Mortgage Trust 2019-XL
Series 2019-XL, 1.959%, due 10/15/36 (1 Month U.S. LIBOR + 1.800%) (b)(e)(h)	189,860	188,728
BX Commercial Mortgage Trust 2020-VKNG
Series 2020-VKNG, 1.559%, due 10/15/37 (1 Month U.S. LIBOR + 1.400%) (b)(e)(h)	100,000	100,140
BX Trust 2019-OC11
Series 2019-OC11, 3.202%, due 12/09/41 (b)(e)	230,000	252,420
DBJPM 20-C9 Mortgage Trust
Series 2020-C9, 3.492%, due 09/15/53 (b)(i)	160,000	170,369
GS Mortgage Securities Corp Trust 2019-BOCA
Series A, 1.359%, due 06/15/38 (1 Month U.S. LIBOR + 1.200%) (b)(e)(h)	200,000	198,508
GS Mortgage Securities Trust 2018-HART
Series 2018-HART, 1.249%, due 10/15/31 (1 Month U.S. LIBOR + 1.090%) (b)(e)(h)	190,000	188,346
GSCG Trust 2019-600C
Series 2019-600C, 2.936%, due 09/06/34 (b)(e)	200,000	204,764
JP Morgan Chase Commercial Mortgage Securities Trust 2011-C5
Series B, 5.424%, due 08/15/46 (b)(e)(i)	235,000	235,877
JP Morgan Chase Commercial Mortgage Securities Trust 2019-ICON
Series A, 3.884%, due 01/05/34 (b)(e)	150,000	158,427
JP Morgan Mortgage Trust 2017-2
Series 2017-2, 3.500%, due 05/25/47 (b)(e)(i)	165,189	170,577
JP Morgan Mortgage Trust 2018-5
Series 2018-5, 3.500%, due 10/25/48 (b)(e)(i)	405,435	417,994
JP Morgan Mortgage Trust 2019-1
Series 2019-1, 4.000%, due 05/25/49 (b)(e)(i)	19,643	20,358
JP Morgan Mortgage Trust 2019-3
Series 2019-3, 4.000%, due 09/25/49 (b)(e)(i)	21,910	22,779
JP Morgan Mortgage Trust 2019-INV3
Series 2019-INV3, 3.500%, due 05/25/50 (b)(e)(i)	404,992	421,081
JP Morgan Mortgage Trust 2020-2
Series 2020-2, 3.500%, due 07/25/50 (b)(e)(i)	312,971	321,970
JP Morgan Trust 2015-3
Series 2015-3, 3.500%, due 05/25/45 (b)(e)(i)	200,383	205,487
JPMBB Commercial Mortgage Securities Trust 2013-C12
Series B, 4.099%, due 07/15/45 (b)(i)	182,000	187,347
KNDL 2019-KNSQ Mortgage Trust
Series C, 1.209%, due 05/15/36 (1 Month U.S. LIBOR + 1.050%) (b)(e)(h)	155,000	154,811
Manhattan West
Series C, 2.335%, due 09/10/39 (b)(e)(i)	200,000	205,105
Mello Warehouse Securitization Trust 2020-1
Series 2020-1, 1.298%, due 10/25/53 (1 Month U.S. LIBOR + 1.150%) (b)(e)(h)	150,000	153,805
Motel 6 Trust 2017-MTL6
Series 2017-MTL6, 1.559%, due 08/15/34 (1 Month U.S. LIBOR + 1.400%) (b)(e)(h)	110,386	109,798
PSMC 2020-3 Trust
Series 2020-3, 3.000%, due 11/25/50 (b)(e)(i)	191,342	196,948
Sequoia Mortgage Trust 2013-3
Series 2013-3, 2.500%, due 03/25/43 (b)(i)	183,124	186,665
Sequoia Mortgage Trust 2016-3
Series 2016-3, 3.000%, due 11/25/46 (b)(e)(i)	316,439	321,430
Sequoia Mortgage Trust 2018-8
Series 2018-8, 4.000%, due 11/25/48 (b)(e)(i)	319,459	331,962
Sequoia Mortgage Trust 2019-CH3
Series 2019-CH3, 4.000%, due 09/25/49 (b)(e)(i)	50,962	52,960
Sequoia Mortgage Trust 2020-4
Series 2020-4, 2.500%, due 11/25/50 (b)(e)(i)	200,000	209,081
Shellpoint Co-Originator Trust 2016-1
Series 2016-1, 3.500%, due 11/25/46 (b)(e)(i)	251,824	255,469
UBS-Barclays Commercial Mortgage Trust 2012-C4
Series A-5, 2.850%, due 12/10/45 (b)	28,000	28,977
Wells Fargo Mortgage Backed Securities 2020-RR1 Trust
Series A-1, 3.000%, due 05/25/50 (b)(e)(i)	241,190	247,285
WFRBS Commercial Mortgage Trust 2014-C21
Series 2014-C21, 4.213%, due 08/15/47 (b)(i)	207,000	220,467
Total Non-Agency Mortgage-Backed Obligations (Cost $6,680,167)		$6,735,094

NON-AGENCY MORTGAGE-BACKED OBLIGATION INTEREST-ONLY STRIPS - 0.1%
BANK 2020-BNK30
Series 2020-BNK30, 1.346%, due 12/10/53 (b)(i)	1,000,000	103,020
Benchmark 2020-B19 Mortgage Trust
Series 2020-B19, 1.779%, due 09/15/53 (b)(i)	999,476	117,258
DBJPM 20-C9 Mortgage Trust
Series 2020-C9, 1.714%, due 09/15/53 (b)(i)	789,640	87,087
Total Non-Agency Mortgage-Backed Obligation Interest-Only Strips (Cost $310,312)		$307,365

ASSET-BACKED SECURITIES - 1.4%
Commonbond Student Loan Trust 2018-C-GS
Series A-1, 3.870%, due 02/25/46 (b)(e)	233,249	240,842
Exeter Automobile Receivables Trust 2020-3
Series 2020-3, 1.320%, due 07/15/25 (b)	200,000	200,679
FedEx Corp. 2020-1 Class AA Pass Through Trust
Series 2020-1AA, 1.875%, due 02/20/34 (b)	79,000	80,637
Helios Issuer LLC
Series A, 2.980%, due 06/20/47 (b)(e)	276,664	285,062
Invitation Homes 2018-SFR2 Trust
Series A, 1.059%, due 06/17/37 (1 Month U.S. LIBOR + 0.900%) (b)(e)(h)	172,177	170,968
Laurel Road Prime Student Loan Trust 2020-A
Series 1.40000, 1.400%, due 11/25/50 (b)(e)	300,000	300,317
Loanpal Solar Loan 2020-2 Ltd.
Series A, 2.750%, due 07/20/47 (b)(e)	280,901	280,806
Mosaic Solar Loan Trust 2020-2
Series 2020-2, 1.440%, due 08/20/46 (b)(e)	146,641	145,194
Navient Private Education Refi Loan Trust 2020-G
Series A, 1.170%, due 09/16/69 (b)(e)	291,134	292,638
Santander Drive Auto Receivables Trust 2020-3
Series B, 0.690%, due 03/17/25 (b)	100,000	100,240
Series C, 1.120%, due 01/15/26 (b)	200,000	201,470
SMB Private Education Loan Trust 2020-PTB
Series 1.60000, 1.600%, due 09/15/54 (b)(e)	350,000	352,737
Sofi Consumer Loan Program 2018-1 Trust
Series B, 3.650%, due 02/25/27 (b)(e)	150,000	154,283
SoFi Consumer Loan Program 2020-1 Trust
Series B, 2.250%, due 01/25/29 (b)(e)	400,000	407,316
Sofi Professional Loan Program 2017-C LLC
Series A-1, 0.748%, due 07/25/40 (1 Month U.S. LIBOR + 0.600%) (b)(e)(h)	165,786	165,486
Sofi Professional Loan Program 2018-B Trust
Series 3.34000, 3.340%, due 08/25/47 (b)(e)	219,283	225,516
Tesla Auto Lease Trust 2019-A
Series 2019-A, 2.680%, due 01/20/23 (b)(e)	250,000	256,810
Vivint Solar Financing VII LLC
Series LLC, 2.210%, due 07/31/51 (b)(e)	200,000	205,493
Volvo Financial Equipment LLC
Series A-4, 0.600%, due 03/15/28 (b)(e)	150,000	149,782
Westlake Automobile Receivables Trust 2020-3
Series B, 0.780%, due 11/17/25 (b)(e)	200,000	199,957
Total Asset-Backed Securities (Cost $4,408,236)		$4,416,233

COLLATERALIZED LOAN OBLIGATIONS - 1.5%
Aimco CLO 11 Ltd.
Series LTD, 1.605%, due 10/15/31 (3 Month U.S. LIBOR + 1.380%) (b)(e)(h)	500,000	500,588
Apidos CLO XXIII
Series XXIII, 1.457%, due 04/15/33 (3 Month U.S. LIBOR + 1.220%) (b)(e)(h)	400,000	398,989
Bardot CLO Ltd.
Series 2019, 1.866%, due 10/22/32 (3 Month U.S. LIBOR + 1.650%) (b)(e)(h)	400,000	401,118
Barings CLO Ltd. 2020-I
Series LTD, 1.630%, due 10/15/32 (3 Month U.S. LIBOR + 1.400%) (b)(e)(h)	400,000	400,762
Benefit Street Partners CLO XIX Ltd.
Series A, 1.587%, due 01/15/33 (3 Month U.S. LIBOR + 1.350%) (b)(e)(h)	400,000	399,999
Betony CLO 2 Ltd.
Series 2018, 1.294%, due 04/30/31 (3 Month U.S. LIBOR + 1.080%) (b)(e)(h)	250,000	247,759
CIFC Funding 2020-III Ltd.
Series 2020-3, 1.805%, due 10/20/31 (3 Month U.S. LIBOR + 1.600%) (b)(e)(h)	400,000	400,833
Dryden 78 CLO Ltd.
Series LTD, 1.398%, due 04/17/33 (3 Month U.S. LIBOR + 1.180%) (b)(e)(h)	500,000	497,934
Octagon Investment Partners 48 Ltd.
Series A, 1.732%, due 10/20/31 (3 Month U.S. LIBOR + 1.500%) (b)(e)(h)	400,000	400,929
OHA Credit Funding 4 Ltd.
Series A-1, 1.546%, due 10/22/32 (3 Month U.S. LIBOR + 1.330%) (b)(e)(h)	400,000	400,000
Sound Point CLO XXVII Ltd.
Series 2020-27, 1.940%, due 10/25/31 (3 Month U.S. LIBOR + 1.700%) (b)(e)(h)	400,000	401,171
Total Collateralized Loan Obligations (Cost $4,435,430)		$4,450,082

CORPORATE BONDS - 3.7%
Australia - 0.1%
Scentre Group Trust 1
3.625%, due 01/28/26 (b)(e)	182,000	199,877
Britain - 0.2%
AstraZeneca PLC
0.700%, due 04/08/26 (b)	94,000	93,416
BAT International Finance PLC
1.668%, due 03/25/26 (b)	165,000	168,651
BP Capital Markets PLC
3.535%, due 11/04/24 (b)	122,000	135,284
Royalty Pharma PLC
0.750%, due 09/02/23 (b)(e)	66,000	66,288
1.750%, due 09/02/27 (b)(e)	67,000	68,538
		532,177
Canada - 0.1%
Brookfield Finance, Inc.
4.350%, due 04/15/30 (b)	174,000	208,195
The Bank of Nova Scotia
2.700%, due 08/03/26 (b)	182,000	199,757
		407,952
France - 0.0% (f)
Total Capital International SA
2.434%, due 01/10/25 (b)	81,000	86,326
Japan - 0.0% (f)
Mitsubishi UFJ Financial Group, Inc.
3.761%, due 07/26/23 (b)	77,000	83,457
Netherlands - 0.0% (f)
Shell International Finance BV
3.400%, due 08/12/23 (b)	71,000	76,601
United States - 3.3%
3M Co.
2.000%, due 02/14/25 (b)	102,000	108,092
AbbVie, Inc.
3.800%, due 03/15/25 (b)	140,000	156,047
Alabama Power Co.
1.450%, due 09/15/30 (b)	110,000	110,631
Altria Group, Inc.
3.400%, due 05/06/30 (b)	102,000	112,573
Amazon.com, Inc.
1.500%, due 06/03/30 (b)	146,000	148,223
American Honda Finance Corp.
1.200%, due 07/08/25 (b)	81,000	82,800
American International Group, Inc.
3.900%, due 04/01/26 (b)	162,000	184,691
American Tower Corp.
5.000%, due 02/15/24 (b)	76,000	85,930
Amgen, Inc.
3.200%, due 11/02/27 (b)	132,000	148,286
Amphenol Corp.
2.800%, due 02/15/30 (b)	107,000	117,309
Anheuser-Busch InBev Worldwide, Inc.
4.150%, due 01/23/25 (b)	79,000	89,895
Assurant, Inc.
4.200%, due 09/27/23 (b)	77,000	84,120
Bank of America Corp.
4.125%, due 01/22/24 (b)	214,000	237,518
4.000%, due 01/22/25 (b)	82,000	91,724
2.496%, due 02/13/31 (3 Month U.S. LIBOR + 0.990%) (b)(h)	194,000	205,848
Broadcom, Inc.
4.150%, due 11/15/30 (b)	260,000	300,517
Carrier Global Corp.
2.493%, due 02/15/27 (b)	215,000	231,451
Caterpillar Financial Services Corp.
2.850%, due 05/17/24 (b)	104,000	112,048
Charter Communications Operating LLC
4.464%, due 07/23/22 (b)	64,000	67,406
Citigroup, Inc.
4.450%, due 09/29/27 (b)	88,000	103,257
Comcast Corp.
3.000%, due 02/01/24 (b)	228,000	245,409
Constellation Brands, Inc.
3.700%, due 12/06/26 (b)	102,000	116,556
CVS Health Corp.
3.875%, due 07/20/25 (b)	270,000	305,409
Discovery Communications LLC
3.950%, due 06/15/25 (b)	71,000	79,610
DTE Energy Co.
3.850%, due 12/01/23 (b)	61,000	66,340
Ecolab, Inc.
4.800%, due 03/24/30 (b)	70,000	89,220
Enable Midstream Partners LP
4.150%, due 09/15/29 (b)	17,000	16,840
Entergy Corp.
0.900%, due 09/15/25 (b)	110,000	109,937
Equinix, Inc.
1.800%, due 07/15/27 (b)	145,000	149,283
Exxon Mobil Corp.
2.275%, due 08/16/26 (b)	109,000	117,360
FedEx Corp.
3.100%, due 08/05/29 (b)	209,000	232,200
FirstEnergy Corp.
3.900%, due 07/15/27 (b)	159,000	174,436
General Electric Co.
3.450%, due 05/01/27 (b)(g)	109,000	122,871
Global Payments, Inc.
2.650%, due 02/15/25 (b)	90,000	96,420
HCA, Inc.
4.125%, due 06/15/29 (b)	113,000	131,080
John Deere Capital Corp.
2.600%, due 03/07/24 (b)	187,000	200,082
Johnson & Johnson
0.550%, due 09/01/25 (b)	91,000	91,457
0.950%, due 09/01/27 (b)	100,000	100,385
1.300%, due 09/01/30 (b)	100,000	100,219
JPMorgan Chase & Co.
2.776%, due 04/25/23 (3 Month U.S. LIBOR + 0.935%) (b)(h)	187,000	193,054
3.875%, due 09/10/24 (b)	211,000	235,562
2.522%, due 04/22/31 (SOFR Rate + 2.040%) (b)(h)	390,000	416,645
4.600%, Perpetual (SOFR Rate + 3.125%) (b)(h)	96,000	99,000
Keurig Dr Pepper, Inc.
4.417%, due 05/25/25 (b)	77,000	88,568
Kinder Morgan Energy Partners LP
3.450%, due 02/15/23 (b)	77,000	81,046
Kite Realty Group LP
4.000%, due 10/01/26 (b)	109,000	114,162
Lam Research Corp.
1.900%, due 06/15/30 (b)	120,000	124,448
Microsoft Corp.
2.400%, due 08/08/26 (b)	213,000	231,975
Morgan Stanley
2.188%, due 04/28/26 (SOFR Rate + 1.990%) (b)(h)	257,000	271,253
MPLX LP
4.875%, due 12/01/24 (b)	81,000	92,644
NextEra Energy Capital Holdings, Inc.
3.150%, due 04/01/24 (b)	81,000	87,202
Oracle Corp.
2.950%, due 04/01/30 (b)	231,000	257,550
O'Reilly Automotive, Inc.
3.600%, due 09/01/27 (b)	182,000	207,852
PepsiCo, Inc.
2.625%, due 07/29/29 (b)	92,000	101,258
Raytheon Technologies Corp.
3.200%, due 03/15/24 (b)	101,000	108,771
Realty Income Corp.
3.250%, due 01/15/31 (b)	194,000	219,851
Ross Stores, Inc.
4.600%, due 04/15/25 (b)	131,000	150,969
Sierra Pacific Power Co.
2.600%, due 05/01/26 (b)	140,000	151,790
Simon Property Group LP
3.750%, due 02/01/24 (b)	113,000	122,343
The Coca-Cola Co.
2.125%, due 09/06/29 (b)(g)	157,000	167,692
The Goldman Sachs Group, Inc.
2.908%, due 06/05/23 (3 Month U.S. LIBOR + 1.053%) (b)(h)	158,000	163,612
The PNC Financial Services Group, Inc.
3.900%, due 04/29/24 (b)	189,000	209,036
The Walt Disney Co.
2.200%, due 01/13/28 (b)	79,000	84,453
US Bancorp
3.600%, due 09/11/24 (b)	93,000	102,368
Verizon Communications, Inc.
3.376%, due 02/15/25 (b)	162,000	179,819
Wells Fargo & Co.
3.069%, due 01/24/23 (b)	217,000	222,845
2.406%, due 10/30/25 (3 Month U.S. LIBOR + 0.825%) (b)(h)	249,000	262,897
		10,072,145
Total Corporate Bonds (Cost $11,360,740)		$11,458,535

AFFILIATED REGISTERED INVESTMENT COMPANIES - 5.4%	Shares
Voya Emerging Markets Hard Currency Debt Fund - Class P	232,999	2,350,962
Voya High Yield Bond Fund - Class P	352,610	2,842,037
Voya Investment Grade Credit Fund - Class P	194,576	2,262,923
Voya Securitized Credit Fund - Class P	957,940	9,263,281
Total Affiliated Registered Investment Companies (Cost $16,371,898)		16,719,203

Total Investments at Value - 93.1% (Cost $224,346,957)		286,661,652
Other Assets in Excess of Liabilities - 6.9%		21,208,851
Net Assets - 100.0%		$307,870,503

Percentages are stated as a percent of net assets.

REIT	Real Estate Investment Trust
ADR	American Depository Receipt
CDI	CREST Depository Interest
GDR	Global Depository Receipt
NVDR	Non-Voting Depository Receipt
SDR	Special Depository Receipt
LIBOR	London Interbank Offered Rate
SOFR	Secured Overnight Financing Rate

(a)	Non-income producing security.
(b)	Level 2 security.
(c)	Level 3 security. Security has been valued at fair value in accordance with procedures adopted by and under the general supervision of the Board of Directors. The total value of such securities is $0 as of December 31, 2020, representing 0.0% of net assets.
(d)	Illiquid security. The total value of such securities is $53,610 as of December 31, 2020, representing 0.0% of net assets.
(e)	Securities purchased pursuant to Rule 144A of the Securities Act of 1933, as amended, and may be sold only to dealers in that program or other ‘‘qualified institutional buyers.’’ As of December 31, 2020, the value of these investments was $23,786,090, or 7.7% of total net assets.
(f)	Represents less than 0.1%.
(g)	This security or a partial position of this security is on loan at December 31, 2020. The total fair value of securities on loan at December 31, 2020 was $327,500.
(h)	Variable rate security based on a reference index and spread. The rate listed is as of December 31, 2020.
(i)	Variable rate security. The coupon is based on an underlying pool of loans. The rate listed is as of December 31, 2020.

WILSHIRE MUTUAL FUNDS, INC.
WILSHIRE INCOME OPPORTUNITIES FUND	December 31, 2020
SCHEDULE OF INVESTMENTS

		Par Value		Value
U.S. TREASURY OBLIGATIONS - 10.2%
U.S. Treasury Bonds - 3.2%
4.750%, due 02/15/37		$590,000		$898,275
4.375%, due 02/15/38		760,000		1,128,244
1.125%, due 08/15/40		1,100,000		1,040,875
1.375%, due 11/15/40		10,000		9,883
2.750%, due 11/15/42		115,000		142,312
2.750%, due 11/15/47		640,000		802,700
3.000%, due 02/15/49		1,095,000		1,443,347
2.000%, due 02/15/50		495,000		537,462
1.250%, due 05/15/50		3,250,000		2,946,328
1.375%, due 08/15/50		13,000		12,163
1.625%, due 11/15/50		920,000		915,400
				9,876,989
U.S. Treasury Notes - 6.8%
1.125%, due 02/28/22		200,000		202,344
0.125%, due 06/30/22		660,000		660,000
0.125%, due 12/31/22		127,000		127,000
0.125%, due 10/15/23		1,000		999
0.125%, due 12/15/23		1,797,000		1,794,754
2.500%, due 01/31/24		375,000		401,719
2.375%, due 02/29/24		155,000		165,705
2.125%, due 09/30/24		960,000		1,027,500
2.250%, due 10/31/24		950,000		1,022,586
2.750%, due 02/28/25		590,000		650,291
3.000%, due 09/30/25		940,000		1,057,794
0.375%, due 11/30/25		2,238,000		2,240,797
0.375%, due 12/31/25		742,000		742,464
2.250%, due 03/31/26		790,000		866,161
2.375%, due 04/30/26		185,000		204,251
1.625%, due 10/31/26		940,000		1,002,128
2.000%, due 11/15/26		470,000		511,272
0.500%, due 06/30/27		1,130,000		1,124,703
0.375%, due 09/30/27		69,000		67,911
2.250%, due 11/15/27		960,000		1,065,600
0.625%, due 11/30/27		2,921,000		2,919,174
2.625%, due 02/15/29		495,000		568,012
2.375%, due 05/15/29		930,000		1,050,319
0.875%, due 11/15/30		1,613,600		1,607,297
				21,080,781
U.S. Treasury Inflation-Protected Note - 0.1%
0.125%, due 01/15/30		399,768		445,679
U.S. Treasury Bill - 0.1%
0.081%, due 03/25/21 (a)		190,000		189,964
Total U.S. Treasury Obligations (Cost $30,364,641)				$31,593,413

AGENCY MORTGAGE-BACKED OBLIGATIONS - 6.1%
Federal Home Loan Mortgage Corp. - 2.7%
Freddie Mac REMICS
Series 2989, 32.840%, due 08/15/34 (-7 x 1 Month U.S. LIBOR + 33.950%) (b)		105,699		288,998
Series 4249, 4.534%, due 09/15/43 (-0.75 x 1 Month U.S. LIBOR + 4.650%) (b)		898,925		915,684
Series 4355, 4.000%, due 05/15/44		4,537,293		5,309,252
Freddie Mac STACR REMIC Trust 2020-DNA3
Series 2020-DNA3, 3.148%, due 06/25/50 (1 Month U.S. LIBOR + 3.000%) (b)(c)		600,000		603,263
Freddie Mac STACR REMIC Trust 2020-HQA1
Series 2020-HQA1, 2.048%, due 01/25/50 (1 Month U.S. LIBOR + 1.900%) (b)(c)		500,000		496,994
Freddie Mac STACR Trust 2019-HQA2
Series 2019-HQA2, 2.198%, due 04/25/49 (1 Month U.S. LIBOR + 2.050%) (b)(c)		380,879		375,582
Freddie Mac Structured Agency Credit Risk Debt Notes
Series 2014-DN3, 4.148%, due 08/25/24 (1 Month U.S. LIBOR + 4.000%) (b)		102,845		104,750
Series 2015-HQ1, 3.948%, due 03/25/25 (1 Month U.S. LIBOR + 3.800%) (b)		11,755		11,769
Series 2017-DNA2, 1.348%, due 10/25/29 (1 Month U.S. LIBOR + 1.200%) (b)		39,304		39,360
Series 2017-DNA3, 0.898%, due 03/25/30 (1 Month U.S. LIBOR + 0.750%) (b)		60,683		60,683
Series 2020-HQA5, 2.682%, due 11/25/50 (SOFR 30 Day Average + 2.600%) (b)(c)		200,000		200,939
FREMF 2018-KF49 Mortgage Trust
Series 2018-KF49, 2.053%, due 06/25/25 (1 Month U.S. LIBOR + 1.900%) (b)(c)		69,342		66,356
				8,473,630
Federal Home Loan Mortgage Corp. Interest-Only Strips - 0.7%
Freddie Mac Multifamily Structured Pass Through Certificates
Series K-L06, 1.364%, due 12/25/29		956,000		91,856
Series K-109, 1.584%, due 04/25/30 (h)		669,519		84,758
Series K-117, 1.245%, due 08/25/30 (h)		1,299,222		126,913
Series K-G04, 0.854%, due 11/25/30 (h)		1,900,000		136,177
Series K-122, 0.883%, due 11/25/30 (h)		1,860,000		140,333
Series K-1515, 1.513%, due 02/25/35 (h)		799,709		129,151
Series K-1517, 1.334%, due 07/25/35 (h)		899,782		134,826
Series K-1518, 0.874%, due 10/25/35 (h)		1,499,330		136,815
Freddie Mac REMICS
Series 2980, 6.541%, due 05/15/35 (6.700% - 1 Month U.S. LIBOR) (b)		538,082		77,889
Series 3311, 6.251%, due 05/15/37 (6.410% - 1 Month U.S. LIBOR) (b)		1,935,384		498,101
Series 3359, 5.561%, due 08/15/37 (5.720% - 1 Month U.S. LIBOR) (b)		984,979		176,064
Series 4077, 5.841%, due 05/15/41 (6.000% - 1 Month U.S. LIBOR) (b)		713,363		120,064
Series 3966, 5.741%, due 12/15/41 (5.900% - 1 Month U.S. LIBOR) (b)		1,131,544		192,271
Series 4089, 5.841%, due 08/15/42 (6.000% - 1 Month U.S. LIBOR) (b)		849,311		142,713
				2,187,931
Federal National Mortgage Association - 0.9%
Connecticut Avenue Securities Trust 2019-R02
Series 2019-R02, 2.448%, due 08/25/31 (1 Month U.S. LIBOR + 2.300%) (b)(c)		107,356		107,011
Connecticut Avenue Securities Trust 2019-R04
Series 2019-R04, 2.248%, due 06/25/39 (1 Month U.S. LIBOR + 2.100%) (b)(c)		59,964		59,773
Connecticut Avenue Securities Trust 2019-R06
Series 2019-R06, 2.248%, due 09/25/39 (1 Month U.S. LIBOR + 2.100%) (b)(c)		77,446		77,222
Connecticut Avenue Securities Trust 2020-R02
Series 2020-R02, 2.148%, due 01/25/40 (1 Month U.S. LIBOR + 2.000%) (b)(c)		500,000		496,580
Fannie Mae Connecticut Avenue Securities
Series 1M2, 4.148%, due 05/25/25 (1 Month U.S. LIBOR + 4.000%) (b)		318,222		322,988
Series 2015-C04, 5.698%, due 04/25/28 (1 Month U.S. LIBOR + 5.550%) (b)		109,172		114,616
Series 2016-C04, 4.398%, due 01/25/29 (1 Month U.S. LIBOR + 4.250%) (b)		197,143		204,797
Series 2017-C02, 3.798%, due 09/25/29 (1 Month U.S. LIBOR + 3.650%) (b)		300,328		306,490
Series 2017-C07, 2.648%, due 05/25/30 (1 Month U.S. LIBOR + 2.500%) (b)		305,558		304,854
Series 2018-C01, 2.398%, due 07/25/30 (1 Month U.S. LIBOR + 2.250%) (b)		218,694		217,615
Series 2018-C05, 2.498%, due 01/25/31 (1 Month U.S. LIBOR + 2.350%) (b)		78,726		78,772
Series 2018-C06, 2.248%, due 03/25/31 (1 Month U.S. LIBOR + 2.100%) (b)		414,068		408,047
				2,698,765
Federal National Mortgage Association Interest-Only Strips - 1.4%
Fannie Mae Interest Strip
3.500%, due 04/25/44		3,890,926		488,554
Fannie Mae REMICS
Series 2013-60, 3.000%, due 06/25/31		5,391,448		289,551
Series 2014-63, 3.500%, due 06/25/33		3,190,145		159,990
Series 2007-50, 6.302%, due 06/25/37 (6.450% - 1 Month U.S. LIBOR) (b)		3,301,866		693,519
Series 2009-78, 6.592%, due 10/25/39 (6.740% - 1 Month U.S. LIBOR) (b)		4,631,266		1,243,591
Series 2011-124, 6.352%, due 12/25/41 (6.500% - 1 Month U.S. LIBOR) (b)		787,388		153,061
Series 2012-20, 6.302%, due 03/25/42 (6.450% - 1 Month U.S. LIBOR) (b)		796,569		134,556
Series 2012-76, 5.852%, due 07/25/42 (6.000% - 1 Month U.S. LIBOR) (b)		398,260		66,074
Series 2014-28, 5.902%, due 05/25/44 (6.050% - 1 Month U.S. LIBOR) (b)		2,789,078		398,942
Series 2017-53, 4.000%, due 07/25/47		437,675		36,375
Series 2008-22, 6.012%, due 04/25/48 (6.160% - 1 Month U.S. LIBOR) (b)		1,984,067		492,233
				4,156,446
Government National Mortgage Association Interest-Only Strips - 0.4%
Government National Mortgage Association
Series 2010-133, 5.917%, due 10/16/40 (6.070% - 1 Month U.S. LIBOR) (b)		3,642,843		623,129
Series 2014-102, 5.498%, due 02/20/44 (5.650% - 1 Month U.S. LIBOR) (b)		3,401,295		504,414
Series 2018-083, 5.000%, due 01/20/48		2,075,828		234,313
				1,361,856
Total Agency Mortgage-Backed Obligations (Cost $17,276,472)				$18,878,628

NON-AGENCY MORTGAGE-BACKED OBLIGATIONS - 14.3%
Alternative Loan Trust 2006-HY11
Series A-1, 0.388%, due 06/25/36 (1 Month U.S. LIBOR + 0.240%) (b)		366,145		343,368
Alternative Loan Trust 2006-OA6
Series FLT, 0.568%, due 07/25/46 (1 Month U.S. LIBOR + 0.420%) (b)		1,607,703		1,420,323
Alternative Loan Trust 2007-16CB
Series 2007-16CB, 6.250%, due 08/25/37		623,696		476,254
Alternative Loan Trust 2007-OA4
Series 2007-OA4, 0.318%, due 05/25/47 (1 Month U.S. LIBOR + 0.170%) (b)		380,230		351,323
Angel Oak Mortgage Trust I LLC 2019-2
Series 2019-2, 6.286%, due 03/25/49 (c)(h)		1,300,000		1,311,721
Arroyo Mortgage Trust 2019-1
Series 2019-1, 3.805%, due 01/25/49 (c)(h)		146,536		151,501
Arroyo Mortgage Trust 2019-2
Series A1, 3.347%, due 04/25/49 (c)(h)		217,835		225,400
Arroyo Mortgage Trust 2019-2
Series 2019-2, 3.800%, due 04/25/49 (c)(h)		325,797		337,429
Arroyo Mortgage Trust 2019-3
Series 2019-3, 2.962%, due 10/25/48 (c)(h)		115,931		118,779
BBCMS 2017-DELC Mortgage Trust
Series 2017-DELC, 1.189%, due 08/15/36 (1 Month U.S. LIBOR + 1.030%) (b)(c)		147,000		143,893
BBCMS 2019-BWAY Mortgage Trust
Series 2019-BWAY, 3.009%, due 11/15/34 (1 Month U.S. LIBOR + 2.850%) (b)(c)		100,000		83,916
BBCMS Mortgage Trust 2020-C7
Series 2020-C7, 2.037%, due 04/15/53		300,000		312,921
Bear Stearns ARM Trust 2004-10
Series 2004-10, 2.776%, due 01/25/35		312,373		305,826
Benchmark 2020-B18 Mortgage Trust
Series 2020-B18, 3.759%, due 07/15/53 (c)		100,000		100,813
Benchmark 2020-IG3 Mortgage Trust
Series 2020-IG3, 3.387%, due 09/15/48 (c)(h)		1,000,000		1,079,036
BHMS 2018-ATLS
Series 2018-ATLS, 2.059%, due 07/15/35 (1 Month U.S. LIBOR + 1.900%) (b)(c)		129,000		121,265
BHP Trust 2019-BXHP
Series 2019-BXHP, 1.930%, due 08/15/36 (1 Month U.S. LIBOR + 1.771%) (b)(c)		128,100		122,198
BX Commercial Mortgage Trust 2019-IMC
Series 2019-IMC, 3.059%, due 04/15/34 (1 Month U.S. LIBOR + 2.900%) (b)(c)		108,000		96,133
BX Commercial Mortgage Trust 2019-XL
Series 2019-XL, 1.079%, due 10/15/36 (1 Month U.S. LIBOR + 0.920%) (b)(c)		384,466		384,703
BX Commercial Mortgage Trust 2019-XL
Series 2019-XL, 2.809%, due 10/15/36 (1 Month U.S. LIBOR + 2.650%) (b)(c)		294,282		289,268
BX Commercial Mortgage Trust 2020-BXLP
Series 2020-BXLP, 0.959%, due 12/15/36 (1 Month U.S. LIBOR + 0.800%) (b)(c)		129,881		129,916
BX Commercial Mortgage Trust 2020-BXLP
Series 2020-BXLP, 2.659%, due 12/15/36 (1 Month U.S. LIBOR + 2.500%) (b)(c)		229,790		223,500
BX Trust 2018-GW
Series 2018-GW, 3.079%, due 05/15/35 (1 Month U.S. LIBOR + 2.920%) (b)(c)		83,000		75,484
BX Trust 2019-CALM
Series 2019-CALM, 2.159%, due 11/15/32 (1 Month U.S. LIBOR + 2.000%) (b)(c)		345,000		328,474
BX Trust 2019-OC11
Series 2019-OC11, 3.202%, due 12/09/41 (c)		290,000		318,269
BXMT 2020-FL2 Ltd.
1.053%, due 02/16/37 (1 Month U.S. LIBOR + 0.900%) (b)(c)(d)		116,000		115,235
CFCRE Commercial Mortgage Trust 2011-C1
Series 2011-C1, 6.043%, due 04/15/44 (c)(h)		156,795		151,087
Chase Home Lending Mortgage Trust 2019-ATR1
Series A-5, 4.000%, due 04/25/49 (c)(h)		200,000		207,444
CHL Mortgage Pass-Through Trust 2007-HY5
Series 2007-HY5, 3.135%, due 09/25/37 (h)		1,225,174		1,081,397
CIM Trust 2016-1RR
Series 2016-1, 6.005%, due 07/26/55 (c)(h)		999,514		917,727
CIM Trust 2016-2RR
Series 2016-2, 5.987%, due 02/25/56 (c)(h)		1,000,000		915,920
CIM Trust 2016-3RR
Series 2016-3, 5.982%, due 02/27/56 (c)(h)		1,000,000		917,197
CIM Trust 2018-INV1
Series 2018-INV1, 4.000%, due 08/25/48 (c)(h)		500,000		521,320
CIM Trust 2019-INV2
Series 2019-INV2, 4.000%, due 05/25/49 (c)(h)		80,325		82,632
CIM Trust 2019-J1
Series 2019-J1, 4.031%, due 08/25/49 (c)(h)		191,341		193,045
Citigroup Commercial Mortgage Trust 2013-GC17
Series D, 5.109%, due 11/10/46 (c)(h)		100,000		88,316
Citigroup Commercial Mortgage Trust 2015-GC27
Series C, 4.421%, due 02/10/48 (h)		164,000		173,077
Citigroup Commercial Mortgage Trust 2016-P4
Series 2016-P4, 3.972%, due 07/10/49 (c)(h)		500,000		368,676
Citigroup Commercial Mortgage Trust 2018-C6
Series D, 5.066%, due 11/10/51 (c)(h)		380,000		358,170
Citigroup Commercial Mortgage Trust 2019-SMRT
Series E, 4.745%, due 01/10/36 (c)(h)		116,000		117,154
Citigroup Mortgage Loan Trust 2019-E
Series 2019-E, 3.228%, due 11/25/70 (c)		610,504		617,745
COMM 2015-CCRE26 Mortgage Trust
Series 2015-CCRE26, 3.480%, due 10/10/48 (h)		52,000		46,328
COMM 2016-GCT Mortgage Trust
Series 2016-GCT, 3.461%, due 08/10/29 (c)(h)		147,000		147,225
COMM 2016-GCT Mortgage Trust
Series 2016-GCT, 3.461%, due 08/10/29 (c)(h)		150,000		148,186
Credit Suisse Mortgage Capital Certificates 2019-ICE4
Series 2019-ICE4, 1.589%, due 05/15/36 (1 Month U.S. LIBOR + 1.430%) (b)(c)		150,000		149,813
CSMC 2020-NET
Series 2020-NET, 3.704%, due 08/15/37 (c)(h)		118,000		122,197
CSMC Series 2019-NQM1
Series 2019-NQM1, 2.656%, due 10/25/59 (c)		91,614		94,130
CSMC Trust 2017-CHOP
Series 2017-CHOP, 3.459%, due 07/15/32 (1 Month U.S. LIBOR + 3.300%) (b)(c)		149,000		120,983
CSMC Trust 2017-LSTK
Series 2017-LSTK, 3.331%, due 04/05/33 (c)(h)		170,000		168,593
CSWF 2018-TOP
Series 2018-TOP, 2.909%, due 08/15/35 (1 Month U.S. LIBOR + 2.750%) (b)(c)		160,000		150,027
DBGS 2018-5BP Mortgage Trust
Series 2018-5BP, 2.609%, due 06/15/33 (1 Month U.S. LIBOR + 2.450%) (b)(c)		140,000		127,894
DBGS 2018-BIOD Mortgage Trust
Series 2018-BIOD, 1.047%, due 05/15/35 (1 Month U.S. LIBOR + 0.888%) (b)(c)		232,035		231,964
DBJPM 20-C9 Mortgage Trust
Series 2020-C9, 3.492%, due 09/15/53 (h)		150,000		159,721
DBUBS 2011-LC1 Mortgage Trust
Series 2011-LC1, 5.565%, due 11/10/46 (c)(h)		230,000		227,767
DBUBS 2011-LC2 Mortgage Trust
Series 2011-LC2, 3.805%, due 07/10/44 (1 Month U.S. LIBOR + 3.650%) (b)(c)		140,000		105,900
DBUBS 2017-BRBK Mortgage Trust
Series 2017-BRBK, 3.530%, due 10/10/34 (c)(h)		320,000		326,444
Deephaven Residential Mortgage Trust 2018-3
Series 2018-3, 4.357%, due 08/25/58 (c)(h)		500,000		511,884
Deephaven Residential Mortgage Trust 2020-2
Series 2020-2, 2.594%, due 05/25/65 (c)		700,000		710,606
Exantas Capital Corp.
Series B, 1.903%, due 03/15/35 (1 Month U.S. LIBOR + 1.750%) (b)(c)(d)		100,000		97,775
First Republic Mortgage Trust 2020-1
Series B-1, 2.888%, due 04/25/50 (c)(h)		698,903		718,979
Flagstar Mortgage Trust 2018-6RR
Series 2018-6RR, 4.996%, due 10/25/48 (c)(h)		479,142		524,740
Fontainebleau Miami Beach Trust 2019-FBLU
Series F, 3.963%, due 12/10/36 (c)(h)		120,000		118,853
Fontainebleau Miami Beach Trust 2019-FBLU
Series G, 3.963%, due 12/10/36 (c)(h)		112,000		104,293
GCAT 2020-3 LLC
Series LLC, 2.981%, due 09/25/25 (c)		1,941,140		1,957,443
Grace Trust 2020-GRCE
Series 2020-GRCE, 2.680%, due 12/10/40 (c)(h)		196,000		185,165
Great Wolf Trust 2019-WOLF
Series 2019-WOLF, 3.290%, due 12/15/36 (1 Month U.S. LIBOR + 3.131%) (b)(c)		124,000		109,473
GS Mortgage Securities Corp. Trust 2012-ALOHA
Series 2012-ALOHA, 3.551%, due 04/10/34 (c)		116,000		116,492
GS Mortgage Securities Corp. Trust 2018-LUAU
Series E, 2.709%, due 11/15/32 (1 Month U.S. LIBOR + 2.550%) (b)(c)		150,000		137,111
GS Mortgage Securities Corp. Trust 2018-RIVR
Series C, 1.409%, due 07/15/35 (1 Month U.S. LIBOR + 1.250%) (b)(c)		122,000		113,407
GS Mortgage Securities Corp. Trust 2018-RIVR
Series F, 2.259%, due 07/15/35 (1 Month U.S. LIBOR + 2.100%) (b)(c)		1,000,000		835,448
GS Mortgage Securities Corp. Trust 2019-SOHO
Series E, 2.034%, due 06/15/36 (1 Month U.S. LIBOR + 1.875%) (b)(c)		340,000		315,557
GS Mortgage Securities Trust 2011-GC3
Series 2011-GC3, 5.361%, due 03/10/44 (c)(h)		78,266		78,192
GS Mortgage Securities Trust 2015-GC32
Series 2015-GC32, 4.422%, due 07/10/48 (h)		165,000		172,952
GS Mortgage-Backed Securities Corp. Trust 2020-PJ6
Series A-4, 2.500%, due 05/25/51 (c)(h)		500,000		518,003
GSAA Home Equity Trust 2005-6
Series 2005-6, 0.793%, due 06/25/35 (1 Month U.S. LIBOR + 0.645%) (b)		1,184,842		1,102,180
GSAA Home Equity Trust 2006-4
Series 2006-4, 3.414%, due 03/25/36 (h)		552,301		444,371
GSAA Home Equity Trust 2007-7
Series 2007-7, 0.688%, due 07/25/37 (1 Month U.S. LIBOR + 0.540%) (b)		321,662		313,164
GSCG Trust 2019-600C
Series 2019-600C, 3.985%, due 09/06/34 (c)(h)		183,000		176,125
Homeward Opportunities Fund Trust 2020-BPL1
Series A2, 5.438%, due 08/25/25 (c)(h)		500,000		502,944
HPLY Trust 2019-HIT
Series 2019-HIT, 3.309%, due 11/15/36 (1 Month U.S. LIBOR + 3.150%) (b)(c)		153,758		139,204
Hudson Yards 2019-55HY Mortgage Trust
Series F, 2.943%, due 12/10/41 (c)(h)		100,000		90,032
IMT Trust 2017-APTS
Series 2017-APTS, 2.309%, due 06/15/34 (1 Month U.S. LIBOR + 2.150%) (b)(c)		164,482		157,514
IMT Trust 2017-APTS
Series 2017-APTS, 3.009%, due 06/15/34 (1 Month U.S. LIBOR + 2.850%) (b)(c)		50,610		47,595
JP Morgan Chase Commercial Mortgage Securities Corp.
Series D, 4.613%, due 07/05/31 (c)(h)		132,000		136,772
JP Morgan Chase Commercial Mortgage Securities Trust 2011-C5
Series B, 5.424%, due 08/15/46 (c)(h)		190,000		190,709
JP Morgan Chase Commercial Mortgage Securities Trust 2011-C5
Series D, 5.424%, due 08/15/46 (c)(h)		268,000		214,400
JP Morgan Chase Commercial Mortgage Securities Trust 2013-C13
Series E, 3.986%, due 01/15/46 (c)(h)		445,000		370,550
JP Morgan Chase Commercial Mortgage Securities Trust 2013-C16
Series D, 5.027%, due 12/15/46 (c)(h)		380,000		364,454
JP Morgan Chase Commercial Mortgage Securities Trust 2014-C20
Series B, 4.399%, due 07/15/47 (h)		132,000		140,698
JP Morgan Chase Commercial Mortgage Securities Trust 2014-C20
Series C, 3.538%, due 07/15/47 (c)		120,000		125,842
JP Morgan Chase Commercial Mortgage Securities Trust 2018-LAQ
Series E, 3.350%, due 06/15/35 (1 Month U.S. LIBOR + 3.000%) (b)(c)		21,600		20,632
JP Morgan Chase Commercial Mortgage Securities Trust 2018-WPT
Series FLT, 5.542%, due 07/05/33 (c)(h)		141,000		138,166
JP Morgan Chase Commercial Mortgage Securities Trust 2018-WPT
Series FLT, 5.542%, due 07/05/33 (c)(h)		1,400,000		1,346,828
JP Morgan Chase Commercial Mortgage Securities Trust 2019-MFP
Series E, 2.319%, due 07/15/36 (1 Month U.S. LIBOR + 2.160%) (b)(c)		125,000		117,230
JP Morgan Chase Commercial Mortgage Securities Trust 2020-NNN
Series 3.97200, 3.972%, due 01/16/37 (c)		100,000		96,336
JP Morgan Mortgage Trust 2018-6
Series 2018-6, 3.925%, due 12/25/48 (c)(h)		376,352		399,292
JP Morgan Mortgage Trust 2018-8
Series 2018-8, 4.188%, due 01/25/49 (c)(h)		477,652		517,708
JP Morgan Mortgage Trust 2019-8
Series 2019-8, 3.194%, due 03/25/50 (c)(h)		195,449		203,082
JP Morgan Mortgage Trust 2019-8
Series 2019-8, 3.500%, due 03/25/50 (c)(h)		48,589		49,672
JP Morgan Mortgage Trust 2020-4
Series 2020-4, 3.000%, due 11/25/50 (c)(h)		300,000		311,377
JP Morgan Mortgage Trust 2020-4
Series 2020-4, 3.000%, due 11/25/50 (c)(h)		277,957		283,234
JPMBB Commercial Mortgage Securities Trust 2015-C27
Series D, 3.807%, due 02/15/48 (c)(h)		124,000		99,339
JPMCC Re-REMIC Trust 2015-FRR2
Series 2015-FRR2, 2.164%, due 12/27/46 (c)(h)		150,000		148,938
LSTAR Commercial Mortgage Trust 2016-4
Series 2016-4, 4.586%, due 03/10/49 (c)(h)		274,000		249,275
MBRT 2019-MBR
Series 2019-MBR, 2.708%, due 11/15/36 (1 Month U.S. LIBOR + 2.549%) (b)(c)		100,000		93,276
MFA 2020-NQM3 Trust
1.632%, due 01/26/65 (c)(h)		500,000		499,167
Morgan Stanley ABS Capital I Inc Trust 2006-NC1
Series 2006-NC1, 0.718%, due 12/25/35 (1 Month U.S. LIBOR + 0.570%) (b)		858,837		788,728
Morgan Stanley Bank of America Merrill Lynch Trust 2013-C13
Series 2013-C13, 3.707%, due 11/15/46 (c)		220,000		117,792
Morgan Stanley Bank of America Merrill Lynch Trust 2014-C17
Series 2014-C17, 4.479%, due 08/15/47 (h)		117,000		121,431
Morgan Stanley Capital I Trust 2018-SUN
Series 2018-SUN, 2.709%, due 07/15/35 (1 Month U.S. LIBOR + 2.550%) (b)(c)		60,000		56,477
Morgan Stanley Capital I Trust 2018-SUN
Series 2018-SUN, 3.209%, due 07/15/35 (1 Month U.S. LIBOR + 3.050%) (b)(c)		40,000		36,927
Morgan Stanley Capital I Trust 2019-NUGS
Series E, 3.744%, due 12/15/36 (1 Month U.S. LIBOR + 2.244%) (b)(c)		147,000		136,034
Morgan Stanley Capital I Trust 2019-NUGS
Series F, 4.344%, due 12/15/36 (1 Month U.S. LIBOR + 2.844%) (b)(c)(d)		125,000		109,157
Morgan Stanley Capital I Trust 2019-PLND
Series E, 2.309%, due 05/15/36 (1 Month U.S. LIBOR + 2.150%) (b)(c)		189,000		161,223
Motel 6 Trust 2017-MTL6
Series 2017-MTL6, 4.409%, due 08/15/34 (1 Month U.S. LIBOR + 4.250%) (b)(c)		138,021		135,302
MSCG Trust 2018-SELF
Series 2018-SELF, 3.209%, due 10/15/37 (1 Month U.S. LIBOR + 3.050%) (b)(c)		150,000		140,503
Natixis Commercial Mortgage Securities Trust 2018-850T
Series D, 1.612%, due 07/15/33 (1 Month U.S. LIBOR + 1.454%) (b)(c)		152,000		143,112
PR Mortgage Loan Trust 2014-1
Series 2014-1, 5.912%, due 10/25/49 (c)(d)(h)		1,584,498		1,551,924
RALI Series 2006-QS15 Trust
Series 2006-QS15, 6.500%, due 10/25/36		780,110		744,373
Renaissance Home Equity Loan Trust 2004-4
Series 2004-4, 5.818%, due 02/25/35		344,778		287,888
Tharaldson Hotel Portfolio Trust 2018-THPT
Series E, 3.333%, due 11/11/34 (1 Month U.S. LIBOR + 3.180%) (b)(c)		113,411		98,190
UBS Commercial Mortgage Trust 2017-C4
Series 2017-C4, 4.447%, due 10/15/50 (h)		250,000		238,541
Velocity Commercial Capital Loan Trust 2020-2
5.000%, due 05/25/50 (c)(h)		500,000		459,937
Verus Securitization Trust 2018-2
Series 2018-2, 4.426%, due 06/01/58 (c)(h)		900,000		904,007
Verus Securitization Trust 2018-3
Series M-1, 4.595%, due 10/25/58 (c)(h)		300,000		301,784
WaMu Mortgage Pass-Through Certificates Series 2007-HY3 Trust
Series 2007-HY3, 3.216%, due 03/25/37 (h)		504,507		474,581
Wells Fargo Commercial Mortgage Trust 2016-C37
Series C, 4.489%, due 12/15/49 (h)		132,000		135,935
Wells Fargo Commercial Mortgage Trust 2019-C49
Series D, 3.000%, due 03/15/52 (c)		1,090,000		875,342
Wells Fargo Mortgage Backed Securities 2020-2 Trust
Series 2020-2, 3.000%, due 12/25/49 (c)(h)		300,000		313,828
Wells Fargo Mortgage Backed Securities 2020-2 Trust
Series 2020-2, 3.000%, due 12/25/49 (c)(h)		249,131		256,040
Wells Fargo Mortgage Backed Securities 2020-2 Trust
Series 2020-2, 3.291%, due 12/25/49 (c)(h)		296,463		312,492
WFRBS Commercial Mortgage Trust 2011-C5
Series 2011-C5, 5.656%, due 11/15/44 (c)(h)		190,000		194,085
WFRBS Commercial Mortgage Trust 2013-C12
Series 2013-C12, 3.500%, due 03/15/48 (c)		900,000		713,905
Total Non-Agency Mortgage-Backed Obligations (Cost $44,596,448)				$44,231,044

NON-AGENCY MORTGAGE-BACKED OBLIGATION INTEREST-ONLY STRIPS - 2.2%
BANK 2017-BNK8
Series 2017-BNK8, 1.271%, due 11/15/50 (c)(h)		7,050,000		504,115
BANK 2018-BNK11
Series 2018-BNK11, 0.482%, due 03/15/61 (h)		11,586,228		355,598
BANK 2019-BNK21
Series 2019-BNK21, 0.873%, due 10/17/52 (h)		4,293,446		270,403
BANK 2020-BNK30
Series 2020-BNK30, 1.346%, due 12/10/53 (h)		1,300,000		133,927
Barclays Commercial Mortgage Trust 2019-C3
Series 2019-C3, 1.345%, due 05/15/52 (h)		1,465,719		136,013
Benchmark 2018-B2 Mortgage Trust
Series 2018-B2, 0.417%, due 02/15/51 (h)		5,232,700		113,114
Benchmark 2018-B4 Mortgage Trust
Series 2018-B4, 1.750%, due 07/15/51 (c)(h)		7,000,000		786,311
Benchmark 2019-B10 Mortgage Trust
Series 2019-B10, 0.900%, due 03/15/62 (c)(h)		2,820,000		193,007
Benchmark 2020-B17 Mortgage Trust
Series 2020-B17, 1.420%, due 03/15/53 (h)		2,538,866		235,431
Benchmark 2020-B18 Mortgage Trust
Series 2020-B18, 1.794%, due 07/15/53 (h)		2,659,070		319,439
Benchmark 2020-B22 Mortgage Trust
Series 2020-B22, 1.523%, due 01/15/54 (h)		1,289,000		162,076
CD 2017-CD4 Mortgage Trust
Series 2017-CD4, 1.293%, due 05/10/50 (h)		1,716,949		95,366
CFCRE Commercial Mortgage Trust 2016-C4
Series 2016-C4, 1.669%, due 05/10/58 (h)		741,163		51,268
CFCRE Commercial Mortgage Trust 2017-C8
Series 2017-C8, 1.599%, due 06/15/50 (h)		1,364,028		95,781
Citigroup Commercial Mortgage Trust 2016-C1
Series XA, 1.855%, due 05/10/49 (h)		792,655		62,444
Citigroup Commercial Mortgage Trust 2017-P8
Series X-A, 0.905%, due 09/15/50 (h)		1,000,196		49,637
Citigroup Commercial Mortgage Trust 2019-C7
Series X-A, 0.878%, due 12/15/72 (h)		6,279,009		418,234
COMM 2012-LC4 Mortgage Trust
Series 2012-LC4, 2.097%, due 12/10/44 (c)(h)		12,702,662		172,587
COMM 2013-CCRE12 Mortgage Trust
Series 2013-CCRE12, 1.119%, due 10/10/46 (h)		3,170,399		83,438
COMM 2015-LC21 Mortgage Trust
Series 2015-LC21, 0.687%, due 07/10/48 (h)		1,494,065		38,238
CSAIL 2016-C6 Commercial Mortgage Trust
Series 2016-C6, 1.919%, due 01/15/49 (h)		694,544		51,887
CSAIL 2017-CX10 Commercial Mortgage Trust
Series 2017-CX10, 0.716%, due 11/15/50 (h)		5,546,015		209,523
CSAIL 2018-CX12 Commercial Mortgage Trust
Series 2018-CX12, 0.608%, due 08/15/51 (h)		4,731,168		175,292
GS Mortgage Securities Corp II
Series 2013-GC10, 1.489%, due 02/10/46 (h)		1,850,310		49,115
GS Mortgage Securities Trust 2011-GC3
Series 2011-GC3, 0.362%, due 03/10/44 (c)(d)(h)		4,780,991		8,545
GS Mortgage Securities Trust 2019-GC42
Series X-A, 0.811%, due 09/01/52 (h)		2,323,822		134,654
GS Mortgage Securities Trust 2020-GC47
Series X-A, 1.132%, due 05/12/53 (h)		1,465,532		132,165
GS Mortgage Securities Trust 2020-GSA2
Series X-A, 1.742%, due 12/12/53 (h)		1,216,000		165,920
JPMBB Commercial Mortgage Securities Trust 2014-C19
Series X-A, 0.741%, due 04/15/47 (h)		17,410,643		289,898
JPMDB Commercial Mortgage Securities Trust 2016-C2
Series X-A, 1.566%, due 06/15/49 (h)		1,070,958		62,050
LSTAR Commercial Mortgage Trust 2016-4
Series 2016-4, 1.770%, due 03/10/49 (c)(h)		1,212,665		59,213
LSTAR Commercial Mortgage Trust 2017-5
Series 2017-5, 0.987%, due 03/10/50 (c)(h)		2,401,393		74,241
Morgan Stanley Bank of America Merrill Lynch Trust 2013-C13
Series 2013-C13, 0.955%, due 11/15/46 (h)		4,894,756		106,071
Morgan Stanley Bank of America Merrill Lynch Trust 2014 C19
Series 2014-C19, 1.001%, due 12/15/47 (h)		2,333,377		69,818
Morgan Stanley Capital I Trust 2016-UBS12
Series X-A, 0.748%, due 12/15/49 (h)		3,100,628		94,322
PMTT4
Series 2017-PM1, 0.000%, due 10/25/48 (c)		400,207,481		119,182
SG Commercial Mortgage Securities Trust 2016-C5
Series 2016-C5, 1.958%, due 10/10/48 (h)		1,139,457		73,786
UBS Commercial Mortgage Trust 2018-C9
Series 2018-C9, 0.884%, due 03/15/51 (h)		3,482,451		178,829
Wells Fargo Commercial Mortgage Trust 2018-C45
Series X-A, 0.830%, due 06/15/51 (h)		5,409,233		284,137
Total Non-Agency Mortgage-Backed Obligation Interest-Only Strips (Cost $8,407,124)				$6,615,075

ASSET-BACKED SECURITIES - 6.3%
Ajax Mortgage Loan Trust 2018-A
Series 2018-A, 3.850%, due 04/25/58 (c)(h)		605,703		604,550
Ajax Mortgage Loan Trust 2018-C
Series 2018-C, 4.360%, due 09/25/65 (c)		622,603		649,075
American Airlines 2014-1 Class A Pass Through Trust
Series 2014-1, 3.700%, due 10/01/26		16,926		15,749
AMSR 2019-SFR1 Trust
Series 2019-SFR1, 2.774%, due 01/19/39 (c)		310,000		324,475
Applebee's Funding LLC
Series 2019-1, 4.194%, due 06/07/49 (c)		149,625		147,571
Applebee's Funding LLC
Series 2019-1, 4.723%, due 06/07/49 (c)		99,750		96,231
BCAPB LLC Trust 2007-AB1
Series 2007-AB1, 4.861%, due 03/25/37		3,595,490		2,375,354
BDS 2019-FL4 Ltd.
Series 2019-FL4, 1.903%, due 08/15/36 (1 Month U.S. LIBOR + 1.750%) (b)(c)(d)		100,000		97,266
BDS 2020-FL5 Ltd.
Series LTD, 2.208%, due 02/16/37 (1 Month U.S. LIBOR + 2.050%) (b)(c)(d)		340,000		331,394
BDS 2020-FL5 Ltd.
Series LTD, 2.658%, due 02/16/37 (1 Month U.S. LIBOR + 2.500%) (b)(c)(d)		450,000		437,660
Carmax Auto Owner Trust 2019-3
Series 2019-3, 2.850%, due 01/15/26		100,000		102,938
Castlelake Aircraft Structured Trust 2019-1
Series 2091-1, 6.899%, due 04/15/39 (c)		861,642		416,569
CLNC 2019-FL1 Ltd.
Series 2019-FL1, 2.052%, due 08/20/35 (1 Month U.S. LIBOR + 1.900%) (b)(c)(d)		100,000		95,439
Commonbond Student Loan Trust 2018-BGS
Series C, 4.120%, due 09/25/45 (c)		17,544		17,671
Countrywide Asset-Backed Certificates
Series 2006-6, 0.488%, due 09/25/36 (1 Month U.S. LIBOR + 0.340%) (b)		1,081,100		1,053,182
DB Master Finance LLC
Series 2017-1, 3.629%, due 11/20/47 (c)		194,500		200,049
DB Master Finance LLC
Series 2019-1, 3.787%, due 05/20/49 (c)		167,875		171,994
DB Master Finance LLC
Series 2019-1, 4.021%, due 05/20/49 (c)		88,875		93,467
Domino's Pizza Master Issuer LLC
Series 2017-1, 1.465%, due 07/25/47 (3 Month U.S. LIBOR + 1.250%) (b)(c)		227,950		226,480
Domino's Pizza Master Issuer LLC
Series 2017-1, 3.082%, due 07/25/47 (c)		194,000		194,444
Earnest Student Loan Program 2016-C LLC
Series 2016-C, 4.460%, due 01/26/37 (c)		145,702		146,712
First Franklin Mortgage Loan Trust 2004-FF10
Series M-1, 1.423%, due 07/25/34 (1 Month U.S. LIBOR + 1.275%) (b)		290,288		260,831
FirstKey Homes 2020-SFR2 Trust
Series TR, 1.266%, due 10/19/37 (c)		100,000		99,908
Greystone CRE Notes 2019-FL2 Ltd.
Series B, 1.759%, due 09/15/37 (1 Month U.S. LIBOR + 1.600%) (b)(c)(d)		100,000		98,884
Greystone CRE Notes 2019-FL2 Ltd.
Series D, 2.559%, due 09/15/37 (1 Month U.S. LIBOR + 2.400%) (b)(c)(d)		183,000		175,716
Helios Issuer LLC
Series 2017-1, 4.940%, due 09/20/49 (c)		1,013,934		1,060,197
Home Partners of America 2018-1 Trust
Series 2018-1, 1.603%, due 07/17/37 (1 Month U.S. LIBOR + 1.450%) (b)(c)		135,000		134,047
Home Partners of America 2019-1 Trust
Series 2019-1, 3.157%, due 09/17/39 (c)		95,072		97,036
Invitation Homes 2017-SFR2 Trust
Series A, 1.003%, due 12/17/36 (1 Month U.S. LIBOR + 0.850%) (b)(c)		137,633		137,093
Jack in the Box Funding LLC
Series 4.47600, 4.476%, due 08/25/49 (c)		114,138		117,407
LoanCore 2019-CRE2 Issuer Ltd.
Series B, 1.859%, due 05/15/36 (1 Month U.S. LIBOR + 1.700%) (b)(c)(d)		100,000		96,201
Marlette Funding Trust 2019-3
Series 2019-3, 3.070%, due 09/17/29 (c)		200,000		201,663
Mill City Mortgage Loan Trust 2018-3
Series 2018-3, 3.479%, due 08/25/58 (c)(h)		178,466		187,850
Mill City Solar Loan 2019-2 Ltd.
Series 2019-2, 3.690%, due 07/20/43 (c)		111,124		111,807
Mosaic Solar Loan Trust 2018-1
Series 2018-1, 4.010%, due 06/22/43 (c)		285,044		304,912
Mosaic Solar Loan Trust 2018-2-GS
Series 2018-2-GS, 4.200%, due 02/22/44 (c)		302,153		324,741
Mosaic Solar Loan Trust 2018-2-GS
Series 2018-2-GS, 4.740%, due 02/22/44 (c)		376,729		343,841
MVW Owner Trust 2018-1
Series 2018-1, 3.450%, due 01/21/36 (c)		53,779		55,812
Navient Private Education Refi Loan Trust 2020-H
Series A, 1.310%, due 01/15/69 (c)		250,000		251,281
NLY Commercial Mortgage Trust
Series LTD, 2.059%, due 02/15/36 (1 Month U.S. LIBOR + 1.900%) (b)(c)(d)		100,000		98,770
Oscar US Funding XI LLC
Series A-4, 2.680%, due 09/10/26 (c)		150,000		150,940
Progress Residential 2020-SFR3 Trust
Series TR, 4.105%, due 10/17/27 (c)		2,000,000		2,016,418
Santander Drive Auto Receivables Trust 2018-1
Series 2018-1, 4.370%, due 05/15/25 (c)		750,000		766,891
Sofi Consumer Loan Program 2018-1 Trust
Series C, 3.970%, due 02/25/27 (c)		250,000		256,950
Sofi Consumer Loan Program 2018-2 Trust
Series C, 4.250%, due 04/26/27 (c)		215,000		220,318
Sofi Consumer Loan Program 2018-3 Trust
Series C, 4.670%, due 08/25/27 (c)		150,000		148,618
SoFi Consumer Loan Program 2018-4 Trust
Series D, 4.760%, due 11/26/27 (c)		500,000		509,794
Sofi Professional Loan Program 2018-C Trust
Series R-1, 0.000%, due 01/25/48 (c)(d)		10,000		319,327
Structured Asset Securities Corp Mortgage Loan Trust 2006-BC3
Series A3, 0.468%, due 10/25/36 (1 Month U.S. LIBOR + 0.320%) (b)		773,293		739,286
Sunnova Sol II Issuer LLC
Series A, 2.730%, due 11/01/55 (c)		500,000		503,454
Sunrun Xanadu Issuer 2019-1 LLC
Series 2019-1, 3.980%, due 06/30/54 (c)		131,072		136,963
Taco Bell Funding LLC
Series 2016-1, 4.970%, due 05/25/46 (c)		417,845		446,520
Towd Point Mortgage Trust 2017-3
Series 2017-3, 2.750%, due 07/25/57 (c)(h)		117,296		120,829
Towd Point Mortgage Trust 2018-4
Series 2018-4, 3.000%, due 06/25/58 (c)(h)		188,550		200,493
Towd Point Mortgage Trust 2019-1
Series 2019-1, 3.750%, due 03/25/58 (c)(h)		136,228		145,632
United Airlines 2020-1 Class A Pass Through Trust
Series 2020-1, 5.875%, due 10/15/27		150,000		162,000
US Airways 2012-2 Class B Pass Through Trust
Series 2012-2, 6.750%, due 06/03/21		312,931		303,591
Wendy's Funding LLC
Series 2019-1, 3.783%, due 06/15/49 (c)		96,500		103,148
Wingstop Funding LLC
Series 2020-1, 2.841%, due 12/05/50 (c)		250,000		252,697
Total Asset-Backed Securities (Cost $20,338,317)				$19,460,136

COLLATERALIZED LOAN OBLIGATIONS - 4.2% (b)
ALM 2020 Ltd.
Series 2020-1, 2.087%, due 10/15/29 (3 Month U.S. LIBOR + 1.850%) (c)		500,000		500,183
Annisa CLO Ltd. 2016-2
Series 2016-R, 2.218%, due 07/20/31 (3 Month U.S. LIBOR + 2.000%) (c)		1,000,000		984,438
Apidos CLO XXIV
Series 2016-24R, 3.268%, due 10/20/30 (3 Month U.S. LIBOR + 3.050%) (c)		500,000		485,198
Arbor Realty Collateralized Loan Obligation 2020-FL1 Ltd.
Series 2020-FL1, 1.959%, due 02/15/35 (1 Month U.S. LIBOR + 1.800%) (c)(d)		100,000		98,006
Arbor Realty Commercial Real Estate Notes 2019-FL1 Ltd.
Series 2019-FL1, 1.859%, due 05/15/37 (1 Month U.S. LIBOR + 1.700%) (c)(d)		100,000		98,008
Ares XLIX CLO Ltd.
Series 2018-49, 2.166%, due 07/22/30 (3 Month U.S. LIBOR + 1.950%) (c)		1,000,000		984,997
Atrium IX
Series 2013-40R, 3.824%, due 05/28/30 (3 Month U.S. LIBOR + 3.600%) (c)(d)		500,000		499,989
Avery Point VI CLO Ltd.
Series 2015-6R, 1.275%, due 08/05/27 (3 Month U.S. LIBOR + 1.050%) (c)		480,440		479,004
Benefit Street Partners CLO XII Ltd.
Series A-1, 1.487%, due 10/15/30 (3 Month U.S. LIBOR + 1.250%) (c)		570,000		569,465
Canyon Capital CLO 2014-1 Ltd.
Series 2014-1R, 2.964%, due 01/30/31 (3 Month U.S. LIBOR + 2.750%) (c)		250,000		234,236
Carlyle Global Market Strategies CLO 2015-3 Ltd.
Series C-R, 3.072%, due 07/28/28 (3 Month U.S. LIBOR + 2.850%) (c)		500,000		484,495
CIFC Funding 2015-V Ltd.
Series 2015-5R, 3.165%, due 10/25/27 (3 Month U.S. LIBOR + 2.950%) (c)		345,000		337,080
Crown Point CLO 9 Ltd.
Series 2020-9, 2.919%, due 07/14/32 (3 Month U.S. LIBOR + 2.690%) (c)		500,000		501,804
Dryden 33 Senior Loan Fund
Series FLT, 3.887%, due 04/15/29 (3 Month U.S. LIBOR + 3.650%) (c)		500,000		497,784
Dryden 40 Senior Loan Fund
Series 2015-40R, 2.321%, due 08/15/31 (3 Month U.S. LIBOR + 2.100%) (c)		500,000		496,878
Galaxy XXII CLO Ltd.
Series D-R, 3.330%, due 07/16/28 (3 Month U.S. LIBOR + 3.100%) (c)		250,000		247,755
Goldentree Loan Management US CLO 2 Ltd.
Series D, 2.868%, due 11/28/30 (3 Month U.S. LIBOR + 2.650%) (c)		500,000		486,583
Hayfin Kingsland VIII Ltd.
Series 2018-8, 1.698%, due 04/20/31 (3 Month U.S. LIBOR + 1.480%) (c)		500,000		489,444
Longfellow Place CLO Ltd.
1.577%, due 04/15/29 (3 Month U.S. LIBOR + 1.340%) (c)		491,179		489,390
OHA Credit Funding 5 Ltd.
Series E, 6.468%, due 04/18/33 (3 Month U.S. LIBOR + 6.250%) (c)(d)		500,000		492,873
OHA Loan Funding 2013-1 Ltd.
Series FLT, 2.279%, due 07/23/31 (3 Month U.S. LIBOR + 2.070%) (c)		500,000		495,992
Palmer Square CLO 2018-3 Ltd.
Series C, 2.521%, due 08/15/26 (3 Month U.S. LIBOR + 2.300%) (c)		1,000,000		963,443
THL Credit Wind River 2014-2 CLO Ltd.
Series A-R, 1.377%, due 01/15/31 (3 Month U.S. LIBOR + 1.140%) (c)		500,000		497,773
Venture XIV CLO Ltd.
Series FLT, 1.774%, due 08/28/29 (3 Month U.S. LIBOR + 1.550%) (c)		500,000		494,992
Westcott Park CLO Ltd.
Series LTD, 3.468%, due 07/20/28 (3 Month U.S. LIBOR + 3.250%) (c)		500,000		496,876
York CLO-6 Ltd.
Series 2019-6, 2.266%, due 07/22/32 (3 Month U.S. LIBOR + 2.050%) (c)		500,000		500,953
Total Collateralized Loan Obligations (Cost $13,005,814)				$12,907,639

CORPORATE BONDS - 19.5%
Basic Materials - 0.2%
Arconic Corp.
6.125%, due 02/15/28 (c)		40,000		43,000
Cleveland-Cliffs, Inc.
6.750%, due 03/15/26 (c)		25,000		26,812
Compass Minerals International, Inc.
6.750%, due 12/01/27 (c)		25,000		27,156
Ecolab, Inc.
1.000%, due 01/15/24	EUR	150,000		188,819
Element Solutions, Inc.
3.875%, due 09/01/28 (c)		$25,000		25,562
Freeport-McMoRan, Inc.
4.125%, due 03/01/28		25,000		26,187
4.625%, due 08/01/30		20,000		21,800
Illuminate Buyer LLC
9.000%, due 07/01/28 (c)		25,000		27,500
Joseph T Ryerson & Son, Inc.
8.500%, due 08/01/28 (c)		8,000		9,070
Kraton Polymers LLC
4.250%, due 12/15/25 (c)		25,000		25,500
Novelis Corp.
5.875%, due 09/30/26 (c)		25,000		26,125
4.750%, due 01/30/30 (c)		20,000		21,375
Olin Corp.
5.125%, due 09/15/27		25,000		26,063
Rayonier AM Products, Inc.
7.625%, due 01/15/26 (c)		25,000		26,063
Schweitzer-Mauduit International, Inc.
6.875%, due 10/01/26 (c)		25,000		26,500
The Sherwin-Williams Co.
3.300%, due 05/15/50		25,000		27,886
Tronox, Inc.
6.500%, due 04/15/26 (c)		10,000		10,363
WR Grace & Co-Conn
4.875%, due 06/15/27 (c)		25,000		26,375
				612,156
Communications - 3.7%
Alphabet, Inc.
1.100%, due 08/15/30		155,000		152,566
ANGI Group LLC
3.875%, due 08/15/28 (c)		160,000		161,200
AT&T, Inc.
3.500%, due 09/15/53 (c)		95,000		95,325
3.550%, due 09/15/55 (c)		53,000		52,825
3.800%, due 12/01/57 (c)		99,000		103,281
3.650%, due 09/15/59 (c)		16,000		16,074
Avaya, Inc.
6.125%, due 09/15/28 (c)		35,000		36,925
CCO Holdings LLC
5.125%, due 05/01/27 (c)		385,000		406,656
4.750%, due 03/01/30 (c)		230,000		247,825
4.500%, due 08/15/30 (c)		125,000		133,125
4.250%, due 02/01/31 (c)		35,000		36,881
Cengage Learning, Inc.
9.500%, due 06/15/24 (c)		30,000		28,012
CenturyLink, Inc.
5.125%, due 12/15/26 (c)		40,000		42,000
4.000%, due 02/15/27 (c)		30,000		30,787
Charter Communications Operating LLC
4.908%, due 07/23/25		160,000		185,911
2.800%, due 04/01/31		130,000		137,268
5.750%, due 04/01/48		180,000		235,195
5.125%, due 07/01/49		345,000		419,654
Cincinnati Bell, Inc.
7.000%, due 07/15/24 (c)		30,000		31,162
Comcast Corp.
3.400%, due 04/01/30		75,000		86,187
1.500%, due 02/15/31		190,000		188,372
CommScope Technologies LLC
5.000%, due 03/15/27 (c)		25,000		24,719
Consolidated Communications, Inc.
6.500%, due 10/01/28 (c)		25,000		26,656
CSC Holdings LLC
5.875%, due 09/15/22		120,000		127,050
5.250%, due 06/01/24		70,000		75,687
5.500%, due 05/15/26 (c)		200,000		207,500
5.500%, due 04/15/27 (c)		400,000		424,000
5.375%, due 02/01/28 (c)		200,000		213,500
7.500%, due 04/01/28 (c)(e)		400,000		451,000
5.750%, due 01/15/30 (c)		490,000		536,550
4.625%, due 12/01/30 (c)		200,000		208,250
Cumulus Media New Holdings, Inc.
6.750%, due 07/01/26 (c)		23,000		23,460
Diamond Sports Group LLC
5.375%, due 08/15/26 (c)		35,000		28,437
6.625%, due 08/15/27 (c)		15,000		9,075
DISH DBS Corp.
5.875%, due 07/15/22		140,000		146,125
5.875%, due 11/15/24		60,000		62,775
DISH Network Corp. CVRT
3.375%, due 08/15/26		250,000		240,580
Embarq Corp.
7.995%, due 06/01/36		25,000		30,687
Entercom Media Corp.
7.250%, due 11/01/24 (c)		25,000		25,062
Expedia Group, Inc.
6.250%, due 05/01/25 (c)		190,000		220,305
5.000%, due 02/15/26		55,000		61,274
3.800%, due 02/15/28		240,000		257,368
3.250%, due 02/15/30		100,000		103,446
Frontier Communications Corp.
5.875%, due 10/15/27 (c)		10,000		10,813
5.000%, due 05/01/28 (c)		50,000		52,125
6.750%, due 05/01/29 (c)		15,000		16,050
GCI LLC
4.750%, due 10/15/28 (c)		210,000		223,650
Gogo Intermediate Holdings LLC
9.875%, due 05/01/24 (c)		30,000		32,100
Gray Television, Inc.
7.000%, due 05/15/27 (c)		55,000		60,225
GTT Communications, Inc.
7.875%, due 12/31/24 (c)		20,000		8,000
HC2 Holdings, Inc.
11.500%, due 12/01/21 (c)		92,000		91,540
Hughes Satellite Systems Corp.
6.625%, due 08/01/26		25,000		28,250
iHeartCommunications, Inc.
8.375%, due 05/01/27		35,000		37,363
Level 3 Financing, Inc.
5.250%, due 03/15/26		25,000		25,781
4.625%, due 09/15/27 (c)		35,000		36,444
4.250%, due 07/01/28 (c)		65,000		66,625
Liberty Broadband Corp. CVRT
1.250%, due 09/30/50 (c)		165,000		167,536
2.750%, due 09/30/50 (c)		85,000		90,692
Liberty Media Corp. CVRT
0.500%, due 12/01/50 (c)		70,000		74,544
LogMeIn, Inc.
5.500%, due 09/01/27 (c)		25,000		26,063
Match Group Holdings II LLC
4.125%, due 08/01/30 (c)		155,000		160,038
Meredith Corp.
6.875%, due 02/01/26 (e)		25,000		24,500
Midcontinent Communications
5.375%, due 08/15/27 (c)		25,000		26,188
Netflix, Inc.
3.625%, due 06/15/25 (c)		245,000		260,619
4.875%, due 04/15/28		10,000		11,250
5.875%, due 11/15/28		25,000		29,875
5.375%, due 11/15/29 (c)		210,000		247,012
Nexstar Broadcasting, Inc.
5.625%, due 07/15/27 (c)		50,000		53,688
Radiate Holdco LLC
4.500%, due 09/15/26 (c)		290,000		298,700
Scripps Escrow II, Inc.
3.875%, due 01/15/29 (c)		40,000		41,700
Scripps Escrow, Inc.
5.875%, due 07/15/27 (c)		30,000		31,275
Sinclair Television Group, Inc.
4.125%, due 12/01/30 (c)		25,000		25,563
Sirius XM Radio, Inc.
5.375%, due 07/15/26 (c)		120,000		125,100
5.000%, due 08/01/27 (c)		25,000		26,375
4.125%, due 07/01/30 (c)		20,000		21,250
Sprint Corp.
7.125%, due 06/15/24		35,000		40,863
7.625%, due 03/01/26		25,000		31,000
TEGNA, Inc.
5.000%, due 09/15/29		25,000		26,340
Terrier Media Buyer, Inc.
8.875%, due 12/15/27 (c)		25,000		27,563
The Interpublic Group of Cos., Inc.
4.650%, due 10/01/28		80,000		96,219
T-Mobile USA, Inc.
6.500%, due 01/15/26		160,000		165,200
4.500%, due 02/01/26		165,000		168,506
3.750%, due 04/15/27 (c)		125,000		142,138
4.750%, due 02/01/28		35,000		37,494
2.050%, due 02/15/28 (c)		70,000		72,828
Townsquare Media, Inc.
6.875%, due 02/01/26 (c)		75,000		78,375
TripAdvisor, Inc.
7.000%, due 07/15/25 (c)		160,000		173,000
Uber Technologies, Inc.
8.000%, due 11/01/26 (c)(e)		215,000		233,812
7.500%, due 09/15/27 (c)		35,000		38,588
Uber Technologies, Inc. CVRT
0.000%, due 12/15/25 (c)		405,000		418,827
Univision Communications, Inc.
6.625%, due 06/01/27 (c)		25,000		26,844
Verizon Communications, Inc.
1.321%, due 05/15/25 (3 Month U.S. LIBOR + 1.100%) (b)		105,000		107,869
4.329%, due 09/21/28		279,000		335,021
1.500%, due 09/18/30		110,000		108,267
ViacomCBS, Inc.
6.250%, due 02/28/57 (3 Month U.S. LIBOR + 3.899%) (b)		25,000		28,031
ViaSat, Inc.
5.625%, due 09/15/25 (c)		25,000		25,500
Zayo Group Holdings, Inc.
4.000%, due 03/01/27 (c)		35,000		35,175
6.125%, due 03/01/28 (c)		40,000		42,300
				11,221,431
Consumer, Cyclical - 3.1%
Academy Ltd.
6.000%, due 11/15/27 (c)		25,000		26,219
Adams Homes, Inc.
7.500%, due 02/15/25 (c)		25,000		26,125
Affinity Gaming
6.875%, due 12/15/27 (c)		25,000		26,125
Allison Transmission, Inc.
5.875%, due 06/01/29 (c)		25,000		27,687
American Airlines Group, Inc.
5.000%, due 06/01/22 (c)		160,000		143,800
American Airlines Group, Inc. CVRT
6.500%, due 07/01/25		285,000		358,117
American Axle & Manufacturing, Inc.
6.875%, due 07/01/28		25,000		26,937
Asbury Automotive Group, Inc.
4.500%, due 03/01/28		4,000		4,170
4.750%, due 03/01/30		29,000		30,885
Ashton Woods USA LLC
6.750%, due 08/01/25 (c)		25,000		26,000
Bally's Corp.
6.750%, due 06/01/27 (c)		55,000		59,125
Beacon Roofing Supply, Inc.
4.875%, due 11/01/25 (c)		85,000		87,125
Boyd Gaming Corp.
8.625%, due 06/01/25 (c)		25,000		27,812
4.750%, due 12/01/27		60,000		62,325
Burlington Stores, Inc. CVRT
2.250%, due 04/15/25 (c)		350,000		486,360
Caesars Entertainment, Inc.
6.250%, due 07/01/25 (c)		70,000		74,550
Caesars Resort Collection LLC
5.250%, due 10/15/25 (c)		75,000		75,750
Carvana Co.
5.875%, due 10/01/28 (c)		240,000		248,400
CCM Merger, Inc.
6.375%, due 05/01/26 (c)		25,000		26,219
Cedar Fair LP
5.250%, due 07/15/29		30,000		30,825
Century Communities, Inc.
5.875%, due 07/15/25		25,000		26,000
Clarios Global LP
6.250%, due 05/15/26 (c)		45,000		48,263
Core & Main LP
6.125%, due 08/15/25 (c)		25,000		25,687
Dana, Inc.
5.625%, due 06/15/28		25,000		26,906
Delta Air Lines 2020-1 Class A Pass Through Trust
2.500%, due 06/10/28		95,482		88,925
Delta Air Lines 2020-1 Class AA Pass Through Trust
2.000%, due 06/10/28		97,010		96,098
Delta Air Lines, Inc.
3.400%, due 04/19/21		100,000		100,500
2.900%, due 10/28/24		125,000		122,812
7.000%, due 05/01/25 (c)		215,000		248,594
4.500%, due 10/20/25 (c)		150,000		160,125
7.375%, due 01/15/26		35,000		40,119
4.750%, due 10/20/28 (c)		343,000		374,299
Dollar Tree, Inc.
4.000%, due 05/15/25		170,000		191,689
Ford Motor Co.
8.500%, due 04/21/23 (e)		170,000		191,627
9.000%, due 04/22/25		30,000		36,855
Ford Motor Credit Co. LLC
4.250%, due 09/20/22		200,000		206,011
3.350%, due 11/01/22		200,000		202,999
3.370%, due 11/17/23		200,000		203,613
2.748%, due 06/14/24	GBP	100,000		136,619
4.125%, due 08/17/27 (e)		$300,000		314,345
General Motors Financial Co., Inc.
1.244%, due 01/05/23 (3 Month U.S. LIBOR + 0.990%) (b)		150,000		150,118
3.950%, due 04/13/24		20,000		21,723
Golden Entertainment, Inc.
7.625%, due 04/15/26 (c)		25,000		26,719
Golden Nugget, Inc.
6.750%, due 10/15/24 (c)		65,000		64,350
Group 1 Automotive, Inc.
4.000%, due 08/15/28 (c)		10,000		10,225
H&E Equipment Services, Inc.
3.875%, due 12/15/28 (c)		25,000		25,125
Hilton Domestic Operating Co., Inc.
5.375%, due 05/01/25 (c)		10,000		10,650
5.750%, due 05/01/28 (c)		25,000		27,312
4.875%, due 01/15/30		30,000		32,925
IAA, Inc.
5.500%, due 06/15/27 (c)		25,000		26,469
Installed Building Products, Inc.
5.750%, due 02/01/28 (c)		25,000		26,594
Interface, Inc.
5.500%, due 12/01/28 (c)		25,000		26,219
IRB Holding Corp.
7.000%, due 06/15/25 (c)		50,000		54,375
6.750%, due 02/15/26 (c)		45,000		46,462
KFC Holding Co.
5.250%, due 06/01/26 (c)		220,000		228,250
L Brands, Inc.
6.750%, due 07/01/36		25,000		27,844
LBM Acquisition LLC
6.250%, due 01/15/29 (c)		25,000		26,000
Lennar Corp.
4.750%, due 11/29/27		365,000		431,156
Lions Gate Capital Holdings LLC
6.375%, due 02/01/24 (c)		320,000		328,000
5.875%, due 11/01/24 (c)		103,000		104,545
Live Nation Entertainment, Inc.
6.500%, due 05/15/27 (c)		40,000		44,600
Lowe's Cos., Inc.
4.050%, due 05/03/47		30,000		37,115
M/I Homes, Inc.
4.950%, due 02/01/28		25,000		26,437
McDonald's Corp.
3.600%, due 07/01/30		85,000		99,474
3.625%, due 05/01/43		15,000		17,252
3.625%, due 09/01/49		25,000		29,160
Meritage Homes Corp.
5.125%, due 06/06/27		25,000		27,937
Meritor, Inc.
4.500%, due 12/15/28 (c)		25,000		25,562
MGM Resorts International
6.750%, due 05/01/25		60,000		64,950
5.500%, due 04/15/27		25,000		27,844
4.750%, due 10/15/28		20,000		21,300
Michaels Stores, Inc.
8.000%, due 07/15/27 (c)		25,000		27,062
Mileage Plus Holdings LLC
6.500%, due 06/20/27 (c)		45,000		48,487
Murphy Oil USA, Inc.
5.625%, due 05/01/27		25,000		26,500
Navistar International Corp.
6.625%, due 11/01/25 (c)		25,000		26,062
Penn National Gaming, Inc.
5.625%, due 01/15/27 (c)		25,000		26,125
Performance Food Group, Inc.
5.500%, due 10/15/27 (c)		45,000		47,475
PetSmart, Inc.
7.125%, due 03/15/23 (c)		30,000		29,925
5.875%, due 06/01/25 (c)		40,000		41,000
Scientific Games International, Inc.
5.000%, due 10/15/25 (c)		25,000		25,781
7.250%, due 11/15/29 (c)		30,000		32,888
SeaWorld Parks & Entertainment, Inc.
9.500%, due 08/01/25 (c)		25,000		27,063
Six Flags Theme Parks, Inc.
7.000%, due 07/01/25 (c)		80,000		86,600
Sizzling Platter LLC
8.500%, due 11/28/25 (c)		25,000		26,000
Sonic Automotive, Inc.
6.125%, due 03/15/27		25,000		26,344
Southwest Airlines Co. CVRT
1.250%, due 05/01/25		90,000		131,015
Specialty Building Products Holdings LLC
6.375%, due 09/30/26 (c)		25,000		26,313
Speedway Motorsports LLC
4.875%, due 11/01/27 (c)		25,000		24,844
Staples, Inc.
7.500%, due 04/15/26 (c)		45,000		46,688
Station Casinos LLC
4.500%, due 02/15/28 (c)		25,000		25,125
STL Holding Co. LLC
7.500%, due 02/15/26 (c)		25,000		25,875
Tempur Sealy International, Inc.
5.500%, due 06/15/26		119,000		123,314
Tenneco, Inc.
5.000%, due 07/15/26		15,000		13,800
7.875%, due 01/15/29 (c)		25,000		28,000
The Home Depot, Inc.
3.900%, due 06/15/47		80,000		101,630
3.125%, due 12/15/49		20,000		22,947
The William Carter Co.
5.500%, due 05/15/25 (c)		85,000		90,313
5.625%, due 03/15/27 (c)		25,000		26,312
TRI Pointe Group, Inc.
5.700%, due 06/15/28		25,000		28,219
United Airlines Holdings, Inc.
4.250%, due 10/01/22		25,000		25,125
Univar Solutions USA, Inc.
5.125%, due 12/01/27 (c)		25,000		26,313
Williams Scotsman International, Inc.
4.625%, due 08/15/28 (c)		25,000		25,875
WMG Acquisition Corp.
5.500%, due 04/15/26 (c)		375,000		388,594
Wolverine World Wide, Inc.
5.000%, due 09/01/26 (c)		25,000		25,406
Wyndham Hotels & Resorts, Inc.
5.375%, due 04/15/26 (c)		15,000		15,450
4.375%, due 08/15/28 (c)		175,000		181,125
Yum! Brands, Inc.
4.750%, due 01/15/30 (c)		412,000		451,655
3.625%, due 03/15/31		330,000		333,300
				9,517,884
Consumer, Non-cyclical - 3.3%
AbbVie, Inc.
4.700%, due 05/14/45		155,000		201,745
4.875%, due 11/14/48		100,000		135,318
Acadia Healthcare Co., Inc.
5.500%, due 07/01/28 (c)		25,000		26,750
Albertsons Cos., Inc.
3.500%, due 03/15/29 (c)		55,000		55,413
4.875%, due 02/15/30 (c)		15,000		16,462
Allied Universal Holdco LLC
6.625%, due 07/15/26 (c)		40,000		42,500
9.750%, due 07/15/27 (c)		70,000		76,300
Altria Group, Inc.
4.500%, due 05/02/43		100,000		114,671
4.450%, due 05/06/50		85,000		100,575
AMN Healthcare, Inc.
4.625%, due 10/01/27 (c)		25,000		25,970
Anheuser-Busch Cos. LLC
4.900%, due 02/01/46		85,000		110,235
Anheuser-Busch InBev Worldwide, Inc.
4.600%, due 04/15/48		100,000		126,558
Anthem, Inc.
2.375%, due 01/15/25		90,000		96,085
Avantor Funding, Inc.
4.625%, due 07/15/28 (c)		25,000		26,437
B&G Foods, Inc.
5.250%, due 04/01/25		20,000		20,600
5.250%, due 09/15/27		20,000		21,225
BAT Capital Corp.
4.540%, due 08/15/47		100,000		110,709
Bristol-Myers Squibb Co.
4.550%, due 02/20/48		170,000		234,181
Cardtronics, Inc.
5.500%, due 05/01/25 (c)		25,000		25,875
Catalent Pharma Solutions, Inc.
5.000%, due 07/15/27 (c)		25,000		26,344
Centene Corp.
5.375%, due 08/15/26 (c)		40,000		42,300
4.250%, due 12/15/27		20,000		21,200
4.625%, due 12/15/29		45,000		49,950
3.375%, due 02/15/30		175,000		183,969
3.000%, due 10/15/30		285,000		301,387
Chobani LLC
4.625%, due 11/15/28 (c)		10,000		10,150
Cigna Corp.
1.127%, due 07/15/23 (3 Month U.S. LIBOR + 0.890%) (b)		145,000		146,743
4.900%, due 12/15/48		240,000		327,907
Community Health Systems, Inc.
6.000%, due 01/15/29 (c)		15,000		16,200
Constellation Brands, Inc.
3.150%, due 08/01/29		155,000		172,165
CoStar Group, Inc.
2.800%, due 07/15/30 (c)		115,000		119,352
CVS Health Corp.
5.050%, due 03/25/48		210,000		283,658
DaVita, Inc.
4.625%, due 06/01/30 (c)		25,000		26,500
Eli Lilly and Co.
3.950%, due 03/15/49		150,000		195,526
Emergent BioSolutions, Inc.
3.875%, due 08/15/28 (c)		25,000		25,750
Encompass Health Corp.
4.625%, due 04/01/31		15,000		15,900
Gartner, Inc.
4.500%, due 07/01/28 (c)		25,000		26,437
3.750%, due 10/01/30 (c)		5,000		5,269
Graham Holdings Co.
5.750%, due 06/01/26 (c)		165,000		173,662
HCA, Inc.
5.375%, due 02/01/25		285,000		319,556
5.375%, due 09/01/26		45,000		51,694
4.125%, due 06/15/29		375,000		435,000
3.500%, due 09/01/30		751,000		791,366
Hill-Rom Holdings, Inc.
4.375%, due 09/15/27 (c)		25,000		26,375
Jaguar Holding Co. II
5.000%, due 06/15/28 (c)		50,000		53,625
JBS USA LUX SA
5.750%, due 06/15/25 (c)		5,000		5,162
6.750%, due 02/15/28 (c)		74,000		82,880
KeHE Distributors LLC
8.625%, due 10/15/26 (c)		25,000		27,781
Kraft Heinz Foods Co.
3.950%, due 07/15/25		161,000		176,719
3.000%, due 06/01/26		135,000		140,896
3.875%, due 05/15/27 (c)		75,000		81,005
3.750%, due 04/01/30 (c)		250,000		266,641
4.250%, due 03/01/31 (c)		360,000		400,758
5.000%, due 07/15/35		40,000		48,166
5.200%, due 07/15/45		45,000		53,579
Kronos Acquisition Holdings, Inc.
9.000%, due 08/15/23 (c)		40,000		40,950
5.000%, due 12/31/26 (c)		10,000		10,425
7.000%, due 12/31/27 (c)		10,000		10,462
Lamb Weston Holdings, Inc.
4.875%, due 05/15/28 (c)		5,000		5,562
Legacy LifePoint Health LLC
6.750%, due 04/15/25 (c)		25,000		26,625
4.375%, due 02/15/27 (c)		55,000		55,687
Molina Healthcare, Inc.
3.875%, due 11/15/30 (c)		25,000		26,500
MPH Acquisition Holdings LLC
5.750%, due 11/01/28 (c)		75,000		73,500
Nielsen Finance LLC
5.625%, due 10/01/28 (c)		25,000		27,062
Ortho-Clinical Diagnostics, Inc.
7.250%, due 02/01/28 (c)		55,000		57,888
Par Pharmaceutical, Inc.
7.500%, due 04/01/27 (c)		25,000		27,000
Pilgrim's Pride Corp.
5.875%, due 09/30/27 (c)		60,000		64,800
Post Holdings, Inc.
5.000%, due 08/15/26 (c)		355,000		366,538
5.750%, due 03/01/27 (c)		330,000		349,800
5.625%, due 01/15/28 (c)		325,000		346,531
5.500%, due 12/15/29 (c)		205,000		223,706
4.625%, due 04/15/30 (c)		65,000		68,250
Prime Security Services Borrower LLC
3.375%, due 08/31/27 (c)		65,000		64,188
Primo Water Holdings, Inc.
5.500%, due 04/01/25 (c)		25,000		25,812
Radiology Partners, Inc.
9.250%, due 02/01/28 (c)		35,000		39,200
RP Escrow Issuer LLC
5.250%, due 12/15/25 (c)		45,000		46,800
Sabre GLBL, Inc. CVRT
4.000%, due 04/15/25 (c)		85,000		151,645
Select Medical Corp.
6.250%, due 08/15/26 (c)		80,000		86,000
Smithfield Foods, Inc.
4.250%, due 02/01/27 (c)		155,000		172,221
Spectrum Brands, Inc.
5.750%, due 07/15/25		25,000		25,781
Sysco Corp.
5.950%, due 04/01/30		75,000		98,503
Tenet Healthcare Corp.
5.125%, due 11/01/27 (c)		60,000		63,600
6.125%, due 10/01/28 (c)		80,000		83,300
Thermo Fisher Scientific, Inc.
0.750%, due 09/12/24	EUR	100,000		125,729
0.500%, due 03/01/28	EUR	100,000		125,358
TreeHouse Foods, Inc.
4.000%, due 09/01/28		$25,000		25,750
United Natural Foods, Inc.
6.750%, due 10/15/28 (c)		15,000		15,638
United Rentals North America, Inc.
4.875%, due 01/15/28		210,000		223,650
4.000%, due 07/15/30		110,000		116,050
3.875%, due 02/15/31		30,000		31,500
US Foods, Inc.
6.250%, due 04/15/25 (c)		5,000		5,344
Verscend Escrow Corp.
9.750%, due 08/15/26 (c)		92,000		99,820
Vizient, Inc.
6.250%, due 05/15/27 (c)		25,000		26,688
West Street Merger Sub, Inc.
6.375%, due 09/01/25 (c)		85,000		86,913
				10,219,957
Energy - 1.2%
Antero Midstream Partners LP
5.750%, due 03/01/27 (c)		20,000		19,600
Antero Resources Corp.
5.000%, due 03/01/25		25,000		23,250
Apache Corp.
4.625%, due 11/15/25		20,000		20,975
4.375%, due 10/15/28		70,000		72,450
Archrock Partners LP
6.250%, due 04/01/28 (c)		25,000		26,000
Ascent Resources Utica Holdings LLC
8.250%, due 12/31/28 (c)		25,000		24,875
Blue Racer Midstream LLC
6.625%, due 07/15/26 (c)		15,000		15,075
Cheniere Energy Partners LP
5.250%, due 10/01/25 (e)		5,000		5,138
5.625%, due 10/01/26		85,000		88,506
CNX Resources Corp.
7.250%, due 03/14/27 (c)		25,000		26,813
Comstock Resources, Inc.
9.750%, due 08/15/26		25,000		26,875
Crestwood Midstream Partners LP
5.750%, due 04/01/25		25,000		25,375
DCP Midstream Operating LP
5.625%, due 07/15/27		25,000		27,688
Delek Logistics Partners LP
6.750%, due 05/15/25		25,000		24,313
Energy Transfer Operating LP
4.750%, due 01/15/26		60,000		66,525
6.000%, due 06/15/48		175,000		207,450
7.125%, Perpetual (5 Year CMT Rate + 5.306%) (b)		175,000		164,500
Enviva Partners LP
6.500%, due 01/15/26 (c)		25,000		26,531
EOG Resources, Inc.
4.375%, due 04/15/30		120,000		145,988
EQM Midstream Partners LP
6.000%, due 07/01/25 (c)		20,000		21,825
6.500%, due 07/01/27 (c)		50,000		56,250
EQT Corp.
7.875%, due 02/01/25		25,000		28,500
3.900%, due 10/01/27		35,000		34,650
Exxon Mobil Corp.
2.610%, due 10/15/30		30,000		32,742
4.227%, due 03/19/40		20,000		24,796
3.095%, due 08/16/49		45,000		47,229
Hess Midstream Operations LP
5.625%, due 02/15/26 (c)		25,000		25,937
5.125%, due 06/15/28 (c)		45,000		46,913
Hilcorp Energy I LP
5.000%, due 12/01/24 (c)		25,000		24,750
6.250%, due 11/01/28 (c)		35,000		35,700
Indigo Natural Resources LLC
6.875%, due 02/15/26 (c)		45,000		46,013
Kinder Morgan Energy Partners LP
6.950%, due 01/15/38		75,000		102,767
Kinder Morgan, Inc.
4.300%, due 06/01/25		85,000		96,774
4.300%, due 03/01/28		65,000		76,132
2.000%, due 02/15/31		110,000		111,107
5.200%, due 03/01/48		100,000		125,949
Marathon Petroleum Corp.
5.125%, due 12/15/26		80,000		95,000
Murphy Oil Corp.
5.750%, due 08/15/25		25,000		24,656
NuStar Logistics LP
6.375%, due 10/01/30		35,000		39,550
Occidental Petroleum Corp.
8.000%, due 07/15/25		20,000		22,600
3.500%, due 08/15/29		30,000		27,375
6.625%, due 09/01/30		50,000		54,188
6.125%, due 01/01/31		40,000		42,750
Parsley Energy LLC
5.625%, due 10/15/27 (c)		25,000		27,313
PBF Logistics LP
6.875%, due 05/15/23		25,000		23,875
Peabody Energy Corp.
6.000%, due 03/31/22 (c)		30,000		22,050
Pioneer Natural Resources Co.
1.900%, due 08/15/30		100,000		99,072
QEP Resources, Inc.
5.625%, due 03/01/26		30,000		32,850
Rattler Midstream LP
5.625%, due 07/15/25 (c)		25,000		26,406
Sabine Pass Liquefaction LLC
5.000%, due 03/15/27		80,000		94,300
SunCoke Energy Partners LP
7.500%, due 06/15/25 (c)		70,000		68,600
Sunoco LP
5.500%, due 02/15/26		25,000		25,625
6.000%, due 04/15/27		35,000		37,056
4.500%, due 05/15/29 (c)		40,000		41,550
Tallgrass Energy Partners LP
5.500%, due 01/15/28 (c)		25,000		25,531
5.500%, due 03/01/30		65,000		70,850
4.875%, due 02/01/31 (c)		25,000		27,125
TC PipeLines LP
3.900%, due 05/25/27		55,000		61,826
The Williams Cos., Inc.
3.750%, due 06/15/27		170,000		193,298
3.500%, due 11/15/30		30,000		33,875
Transcontinental Gas Pipe Line Co. LLC
3.250%, due 05/15/30		30,000		33,467
USA Compression Partners LP
6.875%, due 09/01/27		75,000		79,688
Valero Energy Corp.
2.850%, due 04/15/25		125,000		132,861
3.400%, due 09/15/26		90,000		98,423
Viper Energy Partners LP
5.375%, due 11/01/27 (c)		25,000		26,125
Western Midstream Operating LP
4.100%, due 02/01/25		30,000		30,750
5.450%, due 04/01/44		25,000		25,250
WPX Energy, Inc.
5.250%, due 10/15/27		25,000		26,469
5.875%, due 06/15/28		25,000		27,187
4.500%, due 01/15/30		25,000		26,625
				3,700,127
Financial - 3.6%
Air Lease Corp.
3.250%, due 03/01/25		95,000		101,172
Alexandria Real Estate Equities, Inc.
4.000%, due 01/15/24		165,000		181,516
Alliant Holdings Intermediate LLC
6.750%, due 10/15/27 (c)		30,000		31,912
Ally Financial, Inc.
5.750%, due 11/20/25		25,000		29,062
American Express Co.
3.400%, due 02/22/24		165,000		179,654
American International Group, Inc.
4.375%, due 01/15/55		60,000		76,816
American Tower Corp.
1.950%, due 05/22/26	EUR	100,000		132,933
0.500%, due 01/15/28	EUR	100,000		122,774
3.950%, due 03/15/29		$85,000		98,550
Athene Global Funding
3.000%, due 07/01/22 (c)		90,000		93,146
Bank of America Corp.
1.319%, due 06/19/26 (SOFR Rate + 1.150%) (b)		260,000		264,080
1.197%, due 10/24/26 (SOFR Rate + 1.010%) (b)(e)		250,000		252,838
3.419%, due 12/20/28 (3 Month U.S. LIBOR + 1.040%) (b)		101,000		113,944
3.974%, due 02/07/30 (3 Month U.S. LIBOR + 1.210%) (b)		80,000		93,833
2.884%, due 10/22/30 (3 Month U.S. LIBOR + 1.190%) (b)		200,000		218,429
2.592%, due 04/29/31 (SOFR Rate + 2.150%) (b)		85,000		91,156
6.110%, due 01/29/37		300,000		435,920
Berkshire Hathaway Finance Corp.
2.375%, due 06/19/39	GBP	120,000		193,507
2.850%, due 10/15/50		$55,000		58,897
Berkshire Hathaway, Inc.
0.000%, due 03/12/25	EUR	200,000		245,597
Brookfield Finance LLC
3.450%, due 04/15/50		$30,000		31,745
Capital One Financial Corp.
0.934%, due 01/30/23 (3 Month U.S. LIBOR + 0.720%) (b)		200,000		200,591
Chubb INA Holdings, Inc.
0.300%, due 12/15/24	EUR	160,000		198,141
Citigroup, Inc.
1.579%, due 05/04/21 (3 Month Bank Bill Swap Rate + 1.550%) (b)	AUD	245,000		189,629
0.000%, due 03/21/23 (3 Month EURIBOR + 0.500%) (b)	EUR	170,000		208,795
1.678%, due 05/15/24 (SOFR Rate + 1.667%) (b)		$190,000		195,783
1.322%, due 05/17/24 (3 Month U.S. LIBOR + 1.100%) (b)		175,000		177,229
4.125%, due 07/25/28		115,000		133,536
Crown Castle International Corp.
3.650%, due 09/01/27		135,000		152,220
3.800%, due 02/15/28		129,000		147,729
2.250%, due 01/15/31		40,000		41,327
Cushman & Wakefield US Borrower LLC
6.750%, due 05/15/28 (c)		25,000		27,250
Discover Financial Services
4.100%, due 02/09/27		120,000		138,134
Equinix, Inc.
1.000%, due 09/15/25		125,000		124,819
3.200%, due 11/18/29		105,000		115,623
2.150%, due 07/15/30		153,000		155,431
Equitable Holdings, Inc.
3.900%, due 04/20/23		145,000		155,890
ESH Hospitality, Inc.
5.250%, due 05/01/25 (c)		205,000		210,125
First Horizon Bank
5.750%, due 05/01/30		255,000		295,535
First Maryland Capital II
1.064%, due 02/01/27 (3 Month U.S. LIBOR + 0.850%) (b)		250,000		236,269
Freedom Mortgage Corp.
8.250%, due 04/15/25 (c)		25,000		26,156
GE Capital Funding LLC
4.400%, due 05/15/30 (c)		200,000		235,100
GTCR AP Finance, Inc.
8.000%, due 05/15/27 (c)		35,000		38,019
Icahn Enterprises LP
5.250%, due 05/15/27		50,000		53,375
Iron Mountain, Inc.
5.250%, due 07/15/30 (c)		25,000		27,000
4.500%, due 02/15/31 (c)		25,000		26,000
JPMorgan Chase & Co.
2.956%, due 05/13/31 (SOFR Rate + 2.515%) (b)		140,000		153,260
4.600%, Perpetual (SOFR Rate + 3.125%) (b)		200,000		206,250
LPL Holdings, Inc.
4.625%, due 11/15/27 (c)		25,000		25,875
MGM Growth Properties Operating Partnership LP
4.625%, due 06/15/25 (c)		20,000		21,275
3.875%, due 02/15/29 (c)		25,000		25,437
MPT Operating Partnership LP
3.500%, due 03/15/31		25,000		25,781
Nationstar Mortgage Holdings, Inc.
5.500%, due 08/15/28 (c)		30,000		31,386
5.125%, due 12/15/30 (c)		25,000		26,125
Navient Corp.
5.000%, due 03/15/27		35,000		35,262
NFP Corp.
6.875%, due 08/15/28 (c)		30,000		31,950
OneMain Finance Corp.
6.625%, due 01/15/28		65,000		77,025
PennyMac Financial Services, Inc.
5.375%, due 10/15/25 (c)		45,000		47,475
Prudential Financial, Inc.
3.905%, due 12/07/47		85,000		102,375
Quicken Loans LLC
5.250%, due 01/15/28 (c)		25,000		26,711
Realogy Group LLC
7.625%, due 06/15/25 (c)		20,000		21,650
Santander Holdings USA, Inc.
3.400%, due 01/18/23		170,000		178,196
SBA Communications Corp.
4.875%, due 09/01/24		33,000		33,825
3.875%, due 02/15/27 (c)		405,000		425,250
Service Properties Trust
4.375%, due 02/15/30		25,000		24,355
Synchrony Financial
3.950%, due 12/01/27		90,000		100,368
The Goldman Sachs Group, Inc.
3.625%, due 02/20/24		165,000		179,363
1.375%, due 05/15/24	EUR	150,000		189,052
3.375%, due 03/27/25	EUR	38,000		52,831
2.000%, due 11/01/28	EUR	37,000		51,224
US Bancorp
0.850%, due 06/07/24	EUR	545,000		688,738
3.000%, due 07/30/29		$175,000		194,610
USB Capital IX
3.500%, Perpetual (3 Month U.S. LIBOR + 1.020%) (b)		310,000		303,800
VICI Properties LP
3.750%, due 02/15/27 (c)		5,000		5,112
4.625%, due 12/01/29 (c)		70,000		74,900
4.125%, due 08/15/30 (c)		190,000		199,975
Wachovia Capital Trust III
5.570%, Perpetual (3 Month U.S. LIBOR + 0.930%) (b)		345,000		349,312
Wells Fargo & Co.
1.376%, due 07/27/21 (3 Month Bank Bill Swap Rate + 1.320%) (b)	AUD	200,000		155,008
3.250%, due 04/27/22	AUD	200,000		159,511
4.750%, due 12/07/46		$175,000		228,920
Willis North America, Inc.
4.500%, due 09/15/28		95,000		114,230
				11,123,604
Industrial - 1.8%
AECOM
5.875%, due 10/15/24		210,000		232,050
5.125%, due 03/15/27		230,000		255,300
Ball Corp.
4.000%, due 11/15/23		360,000		383,400
5.250%, due 07/01/25		260,000		297,050
4.875%, due 03/15/26		240,000		270,600
2.875%, due 08/15/30		105,000		104,737
Berry Global, Inc.
5.625%, due 07/15/27 (c)		205,000		220,375
BNSF Funding Trust I
6.613%, due 12/15/55 (3 Month U.S. LIBOR + 2.350%) (b)		107,000		123,095
Builders FirstSource, Inc.
6.750%, due 06/01/27 (c)		90,000		97,425
5.000%, due 03/01/30 (c)		65,000		70,362
Burlington Northern Santa Fe LLC
4.450%, due 03/15/43		10,000		13,425
3.050%, due 02/15/51		35,000		39,758
Cargo Aircraft Management, Inc.
4.750%, due 02/01/28 (c)		25,000		25,719
Clark Equipment Co.
5.875%, due 06/01/25 (c)		25,000		26,375
Clean Harbors, Inc.
5.125%, due 07/15/29 (c)		25,000		27,344
Crown Americas LLC
4.500%, due 01/15/23		149,000		157,381
4.250%, due 09/30/26		25,000		27,375
Crown Cork & Seal Co., Inc.
7.375%, due 12/15/26		160,000		196,400
CSX Corp.
3.800%, due 11/01/46		75,000		90,735
4.500%, due 08/01/54		25,000		33,781
Energizer Holdings, Inc.
4.750%, due 06/15/28 (c)		50,000		52,500
FedEx Corp.
4.950%, due 10/17/48		210,000		285,349
Flex Acquisition Co., Inc.
6.875%, due 01/15/25 (c)		45,000		45,619
Gates Global LLC
6.250%, due 01/15/26 (c)		25,000		26,250
GrafTech Finance, Inc.
4.625%, due 12/15/28 (c)		25,000		25,250
Graham Packaging Co., Inc.
7.125%, due 08/15/28 (c)		25,000		27,500
Granite US Holdings Corp.
11.000%, due 10/01/27 (c)		25,000		27,781
Griffon Corp.
5.750%, due 03/01/28		30,000		31,725
John Deere Capital Corp.
3.450%, due 01/10/24		85,000		92,534
Koppers, Inc.
6.000%, due 02/15/25 (c)		25,000		25,687
Lockheed Martin Corp.
4.700%, due 05/15/46		130,000		182,782
New Enterprise Stone & Lime Co., Inc.
9.750%, due 07/15/28 (c)		25,000		27,344
Owens Corning
3.950%, due 08/15/29		105,000		120,588
4.400%, due 01/30/48		85,000		102,000
Packaging Corp. of America
3.000%, due 12/15/29		90,000		99,976
Park-Ohio Industries, Inc.
6.625%, due 04/15/27		25,000		25,594
Penske Truck Leasing Co. LP
4.200%, due 04/01/27 (c)		90,000		103,144
PGT Innovations, Inc.
6.750%, due 08/01/26 (c)		25,000		26,562
Plastipak Holdings, Inc.
6.250%, due 10/15/25 (c)		25,000		25,750
Reynolds Group Issuer, Inc.
4.000%, due 10/15/27 (c)		260,000		265,525
Roper Technologies, Inc.
1.750%, due 02/15/31		200,000		198,857
Silgan Holdings, Inc.
4.125%, due 02/01/28		70,000		72,625
SSL Robotics LLC
9.750%, due 12/31/23 (c)		25,000		28,250
Standard Industries, Inc.
5.000%, due 02/15/27 (c)		20,000		20,950
3.375%, due 01/15/31 (c)		75,000		75,750
Stericycle, Inc.
3.875%, due 01/15/29 (c)		5,000		5,138
Stevens Holding Co., Inc.
6.125%, due 10/01/26 (c)		25,000		27,031
Summit Materials LLC
5.125%, due 06/01/25 (c)		25,000		25,313
The Boeing Co.
5.040%, due 05/01/27		205,000		239,914
2.950%, due 02/01/30		100,000		102,626
5.150%, due 05/01/30		205,000		247,964
The Kenan Advantage Group, Inc.
7.875%, due 07/31/23 (c)		5,000		5,000
TransDigm, Inc.
8.000%, due 12/15/25 (c)		5,000		5,531
6.250%, due 03/15/26 (c)		50,000		53,250
6.375%, due 06/15/26		15,000		15,563
5.500%, due 11/15/27		60,000		63,000
Triumph Group, Inc.
7.750%, due 08/15/25		25,000		22,844
Weekley Homes LLC
4.875%, due 09/15/28 (c)		25,000		26,125
WRKCo, Inc.
3.750%, due 03/15/25		75,000		83,581
				5,631,459
Technology - 1.1%
Apple, Inc.
0.875%, due 05/24/25	EUR	215,000		274,617
4.650%, due 02/23/46		$140,000		200,844
Ascend Learning LLC
6.875%, due 08/01/25 (c)		25,000		25,750
Austin BidCo, Inc.
7.125%, due 12/15/28 (c)		25,000		26,125
Booz Allen Hamilton, Inc.
3.875%, due 09/01/28 (c)		25,000		25,719
Broadcom, Inc.
4.750%, due 04/15/29		286,000		341,465
4.150%, due 11/15/30		195,000		225,388
BY Crown Parent LLC
4.250%, due 01/31/26 (c)		50,000		51,250
Castle US Holding Corp.
9.500%, due 02/15/28 (c)		30,000		30,000
CDW LLC
4.250%, due 04/01/28		165,000		174,075
3.250%, due 02/15/29		25,000		25,375
Change Healthcare Holdings LLC
5.750%, due 03/01/25 (c)		25,000		25,437
Dell International LLC
4.900%, due 10/01/26 (c)		35,000		41,354
8.350%, due 07/15/46 (c)		149,000		225,406
Donnelley Financial Solutions, Inc.
8.250%, due 10/15/24		25,000		26,625
Entegris, Inc.
4.375%, due 04/15/28 (c)		25,000		26,625
Fidelity National Information Services, Inc.
1.500%, due 05/21/27	EUR	100,000		131,598
1.000%, due 12/03/28	EUR	100,000		128,117
Fiserv, Inc.
1.125%, due 07/01/27	EUR	100,000		129,172
J2 Global, Inc.
4.625%, due 10/15/30 (c)		$70,000		73,529
Microchip Technology, Inc.
4.250%, due 09/01/25 (c)		25,000		26,437
MSCI, Inc.
4.750%, due 08/01/26 (c)		50,000		52,250
4.000%, due 11/15/29 (c)		200,000		213,000
3.625%, due 09/01/30 (c)		60,000		62,700
3.875%, due 02/15/31 (c)		155,000		163,331
MTS Systems Corp.
5.750%, due 08/15/27 (c)		25,000		27,125
NetApp, Inc.
1.875%, due 06/22/25		95,000		99,160
ON Semiconductor Corp.
3.875%, due 09/01/28 (c)		25,000		25,969
Oracle Corp.
2.500%, due 05/15/22		185,000		190,018
3.600%, due 04/01/50		80,000		93,146
Rackspace Technology Global, Inc.
5.375%, due 12/01/28 (c)		5,000		5,212
Science Applications International Corp.
4.875%, due 04/01/28 (c)		25,000		26,344
SS&C Technologies, Inc.
5.500%, due 09/30/27 (c)		130,000		138,937
Tempo Acquisition LLC
6.750%, due 06/01/25 (c)		85,000		87,444
Texas Instruments, Inc.
3.875%, due 03/15/39		20,000		24,948
Unisys Corp.
6.875%, due 11/01/27 (c)		25,000		27,313
Veritas US, Inc.
7.500%, due 09/01/25 (c)		30,000		30,750
				3,502,555
Utilities - 1.5%
American Electric Power Co., Inc.
3.250%, due 03/01/50		30,000		32,264
Calpine Corp.
5.125%, due 03/15/28 (c)		40,000		42,100
4.625%, due 02/01/29 (c)		15,000		15,375
Clearway Energy Operating LLC
4.750%, due 03/15/28 (c)		25,000		26,812
Dominion Energy, Inc.
4.650%, Perpetual (5 Year CMT Rate + 2.993%) (b)		180,000		189,000
DPL, Inc.
4.125%, due 07/01/25 (c)		270,000		290,925
Duke Energy Corp.
4.875%, Perpetual (5 Year CMT Rate + 3.388%) (b)		150,000		162,000
Duke Energy Indiana LLC
3.750%, due 05/15/46		35,000		41,897
Entergy Louisiana LLC
2.900%, due 03/15/51		18,000		19,023
Essential Utilities, Inc.
2.704%, due 04/15/30		95,000		102,928
Eversource Energy
1.650%, due 08/15/30		95,000		94,471
FirstEnergy Corp.
3.900%, due 07/15/27		180,000		197,474
7.375%, due 11/15/31		285,000		404,545
Georgia Power Co.
2.200%, due 09/15/24		90,000		94,699
Mississippi Power Co.
4.250%, due 03/15/42		120,000		146,021
Monongahela Power Co.
5.400%, due 12/15/43 (c)		105,000		142,005
NextEra Energy Capital Holdings, Inc.
2.250%, due 06/01/30		100,000		104,793
5.650%, due 05/01/79 (3 Month U.S. LIBOR + 3.156%) (b)		110,000		129,525
NRG Energy, Inc.
2.000%, due 12/02/25 (c)		60,000		62,009
6.625%, due 01/15/27		330,000		349,387
5.250%, due 06/15/29 (c)		155,000		169,725
3.625%, due 02/15/31 (c)		390,000		401,213
NRG Energy, Inc. CVRT
2.750%, due 06/01/48		300,000		342,249
Pacific Gas and Electric Co.
2.500%, due 02/01/31		95,000		94,932
PG&E Corp.
5.000%, due 07/01/28		20,000		21,300
5.250%, due 07/01/30		25,000		27,500
Pike Corp.
5.500%, due 09/01/28 (c)		35,000		36,838
Southern California Edison Co.
3.650%, due 02/01/50		15,000		16,976
The Brooklyn Union Gas Co.
4.487%, due 03/04/49 (c)		70,000		92,961
The East Ohio Gas Co.
3.000%, due 06/15/50 (c)		95,000		102,656
The Southern Co.
4.000%, due 01/15/51 (5 Year CMT Rate + 3.733%) (b)		130,000		137,051
Vistra Operations Co. LLC
3.550%, due 07/15/24 (c)		175,000		189,000
5.625%, due 02/15/27 (c)		139,000		148,035
5.000%, due 07/31/27 (c)		70,000		74,375
				4,502,064
Total Corporate Bonds (Cost $56,038,889)				$60,031,237

FOREIGN BONDS - 20.7%
Argentina - 0.1%
Banco Macro SA
6.750%, due 11/04/26 (5 Year USD Swap Rate + 5.463%) (b)(e)		250,000		$214,375
Australia - 0.3%
Asian Development Bank
5.000%, due 03/09/22	AUD	110,000		89,656
Australia Government Bond
0.250%, due 11/21/24	AUD	240,000		185,476
Commonwealth Bank of Australia
3.900%, due 07/12/47 (c)		$80,000		99,779
International Bank for Reconstruction & Development
2.800%, due 01/13/21	AUD	220,000		169,707
New South Wales Treasury Corp.
1.000%, due 02/08/24	AUD	345,000		272,473
				817,091
Austria - 0.2%
JBS Investments II GmbH
7.000%, due 01/15/26 (c)		$200,000		216,000
Republic of Austria Government Bond
0.500%, due 02/20/29 (c)	EUR	290,000		384,000
				600,000
Bermuda - 0.3%
Digicel Group 0.5 Ltd.
8.000%, due 04/01/25 (c)		$62,805		32,659
Digicel Group 0.5 Ltd. CVRT
7.000%, Perpetual (c)		93,648		25,636
Geopark Ltd.
6.500%, due 09/21/24		200,000		207,000
Ooredoo International Finance Ltd.
3.250%, due 02/21/23		400,000		418,048
Viking Cruises Ltd.
13.000%, due 05/15/25 (c)		25,000		29,687
5.875%, due 09/15/27 (c)		90,000		87,300
				800,330
Brazil - 0.4%
Banco BTG Pactual SA
7.750%, due 02/15/29 (5 Year CMT Rate + 5.257%) (b)(c)		200,000		218,500
Brazilian Government International Bond
2.875%, due 06/06/25		400,000		417,105
Natura Cosmeticos SA
5.375%, due 02/01/23 (c)		200,000		205,750
Nota do Tesouro Nacional
10.000%, due 01/01/25	BRL	1,790		398,392
				1,239,747
Britain - 0.8%
BP Capital Markets PLC CVRT
1.000%, due 04/28/23	GBP	200,000		285,056
European Investment Bank
0.398%, due 06/29/23 (SONIA Rate + 0.350%) (b)	GBP	100,000		137,390
MARB BondCo PLC
6.875%, due 01/19/25 (c)		$200,000		207,500
Royalty Pharma PLC
3.300%, due 09/02/40 (c)		90,000		94,360
United Kingdom Gilt
3.750%, due 09/07/21	GBP	130,000		182,362
0.500%, due 07/22/22	GBP	165,000		227,872
Vedanta Resources Finance II PLC
9.250%, due 04/23/26 (c)		$200,000		145,250
Vedanta Resources Ltd.
6.125%, due 08/09/24		400,000		282,200
Virgin Media Finance PLC
5.000%, due 07/15/30 (c)		200,000		207,750
Vmed O2 UK Financing I PLC
3.250%, due 01/31/31 (c)	EUR	150,000		187,967
4.250%, due 01/31/31 (c)		$415,000		423,300
				2,381,007
British Virgin Islands - 0.1%
CNPC Global Capital Ltd.
1.125%, due 06/23/23		200,000		199,984
State Grid Overseas Investment 2013 Ltd.
3.125%, due 05/22/23		200,000		210,267
				410,251
Canada - 2.9%
1011778 BC ULC
4.250%, due 05/15/24 (c)		177,000		180,540
5.750%, due 04/15/25 (c)		105,000		112,219
3.875%, due 01/15/28 (c)		230,000		234,025
4.000%, due 10/15/30 (c)		511,000		514,832
Air Canada CVRT
4.000%, due 07/01/25 (c)		15,000		22,297
Bank of Montreal
3.803%, due 12/15/32 (5 Year USD Swap Rate + 1.432%) (b)		90,000		101,587
Bausch Health Cos., Inc.
5.500%, due 11/01/25 (c)		75,000		77,250
9.000%, due 12/15/25 (c)		95,000		105,094
5.000%, due 01/30/28 (c)		400,000		411,000
5.000%, due 02/15/29 (c)		45,000		46,293
6.250%, due 02/15/29 (c)		270,000		292,275
5.250%, due 01/30/30 (c)(e)		630,000		658,350
5.250%, due 02/15/31 (c)		50,000		52,250
Bombardier, Inc.
6.000%, due 10/15/22 (c)		35,000		34,300
Canacol Energy Ltd.
7.250%, due 05/03/25 (c)		200,000		214,700
Canada Housing Trust No. 1
1.950%, due 12/15/25 (c)	CAD	995,000		832,262
Canadian Government Bond
1.500%, due 09/01/24	CAD	365,000		299,266
Cascades, Inc.
5.375%, due 01/15/28 (c)		$25,000		26,500
Cenovus Energy, Inc.
5.375%, due 07/15/25		134,000		151,085
4.250%, due 04/15/27		35,000		38,019
5.250%, due 06/15/37		44,000		49,280
6.750%, due 11/15/39		109,000		141,836
5.400%, due 06/15/47		154,000		177,870
Enbridge, Inc.
4.250%, due 12/01/26		191,000		222,299
3.125%, due 11/15/29		255,000		279,861
Garda World Security Corp.
8.750%, due 05/15/25 (c)		35,000		36,487
GFL Environmental, Inc.
3.750%, due 08/01/25 (c)		40,000		40,850
8.500%, due 05/01/27 (c)		25,000		27,812
4.000%, due 08/01/28 (c)		55,000		55,000
3.500%, due 09/01/28 (c)		65,000		66,300
Hudbay Minerals, Inc.
6.125%, due 04/01/29 (c)		25,000		26,976
Husky Energy, Inc.
3.500%, due 02/07/28	CAD	25,000		20,100
Intelligent Packaging Ltd.
6.000%, due 09/15/28 (c)		$25,000		25,719
International Bank for Reconstruction & Development
1.900%, due 01/16/25	CAD	260,000		214,722
Mattamy Group Corp.
4.625%, due 03/01/30 (c)		$45,000		48,037
MDC Partners, Inc.
6.500%, due 05/01/24 (c)		25,000		25,313
MEG Energy Corp.
7.125%, due 02/01/27 (c)		45,000		46,350
MEGlobal Canada ULC
5.000%, due 05/18/25 (c)		400,000		451,000
National Bank of Canada
2.150%, due 10/07/22 (c)		250,000		257,612
Norbord, Inc.
5.750%, due 07/15/27 (c)		25,000		26,875
NOVA Chemicals Corp.
5.250%, due 06/01/27 (c)		20,000		21,450
Nutrien Ltd.
4.200%, due 04/01/29		85,000		101,667
Open Text Corp.
3.875%, due 02/15/28 (c)		25,000		25,625
Parkland Corp.
5.875%, due 07/15/27 (c)		85,000		92,013
Province of Ontario Canada
2.900%, due 06/02/28	CAD	220,000		195,757
3.450%, due 06/02/45	CAD	195,000		195,228
Province of Quebec Canada
3.000%, due 09/01/23	CAD	325,000		273,001
1.500%, due 12/15/23	GBP	105,000		149,024
0.200%, due 04/07/25	EUR	200,000		250,190
Teck Resources Ltd.
5.200%, due 03/01/42		$25,000		28,686
Telesat LLC
6.500%, due 10/15/27 (c)		15,000		15,675
The Bank of Nova Scotia
3.400%, due 02/11/24		160,000		173,571
TransCanada PipeLines Ltd.
4.250%, due 05/15/28		85,000		99,855
4.100%, due 04/15/30		325,000		380,827
Transcanada Trust
5.500%, due 09/15/79 (3 Month U.S. LIBOR + 4.154%) (b)(e)		148,000		163,170
				8,810,182
Cayman Islands - 1.1%
Avolon Holdings Funding Ltd.
3.250%, due 02/15/27 (c)		165,000		167,888
Baidu, Inc.
3.425%, due 04/07/30		200,000		221,888
CK Hutchison International 20 Ltd.
2.500%, due 05/08/30 (c)		200,000		210,637
Cosan Overseas Ltd.
8.250%, Perpetual		200,000		205,000
CSN Inova Ventures
6.750%, due 01/28/28 (c)		200,000		217,250
CSN Islands XII Corp.
7.000%, Perpetual		500,000		494,375
ENN Energy Holdings Ltd.
3.250%, due 07/24/22		200,000		205,262
Global Aircraft Leasing Co. Ltd.
6.500%, due 09/15/24 (c)		46,631		41,269
Gran Tierra Energy International Holdings Ltd.
6.250%, due 02/15/25		400,000		272,000
JD.com, Inc.
3.375%, due 01/14/30		400,000		434,922
Latam Finance Ltd.
6.875%, due 04/11/24		200,000		101,500
7.000%, due 03/01/26 (c)		200,000		101,000
SPARC EM SPC Panama Metro Line 2 SP
0.000%, due 12/05/22 (c)		67,213		65,868
0.000%, due 12/05/22		67,213		65,869
Tecnoglass, Inc.
8.200%, due 01/31/22		200,000		208,500
Tencent Holdings Ltd.
2.390%, due 06/03/30 (c)		300,000		307,482
Transocean Poseidon Ltd.
6.875%, due 02/01/27 (c)		75,000		68,250
Transocean, Inc.
11.500%, due 01/30/27 (c)		13,000		9,324
				3,398,284
Chile - 0.4%
AES Gener SA
7.125%, due 03/26/79 (5 Year USD Swap Rate + 4.644%) (b)(c)		200,000		223,000
Chile Government International Bond
2.450%, due 01/31/31		200,000		214,088
Empresa Electrica Angamos SA
4.875%, due 05/25/29		147,800		149,146
Empresa Electrica Cochrane SpA
5.500%, due 05/14/27		180,560		193,000
Empresa Electrica Guacolda SA
4.560%, due 04/30/25		400,000		363,656
Engie Energia Chile SA
4.500%, due 01/29/25		200,000		221,680
				1,364,570
China - 0.0% (f)
China Government Bond
1.990%, due 04/09/25	CNY	910,000		133,642
Colombia - 0.1%
Colombia Government International Bond
4.000%, due 02/26/24		$200,000		216,225
Colombian TES
10.000%, due 07/24/24	COP	686,500,000		244,410
				460,635
Dominican Republic - 0.2%
Banco de Reservas de la Republica Dominicana
7.000%, due 02/01/23		$300,000		319,500
Dominican Republic International Bond
6.400%, due 06/05/49 (c)		150,000		175,688
				495,188
France - 0.1%
Engie SA
0.375%, due 06/21/27	EUR	100,000		124,673
Societe Generale SA
8.000%, Perpetual (5 Year ICE Mid-Market Swap Rate + 5.873%) (b)(c)		$200,000		234,500
Total Capital International SA
3.386%, due 06/29/60		85,000		95,980
				455,153
Germany - 0.2%
Deutsche Bank AG
6.000%, Perpetual (5 Year CMT Rate + 4.524%) (b)		200,000		200,500
E.ON SE
0.375%, due 09/29/27	EUR	65,000		81,659
Kreditanstalt fuer Wiederaufbau
2.125%, due 08/15/23	EUR	260,000		340,865
0.000%, due 09/15/23	EUR	80,000		99,458
Vertical Holdco GmbH
7.625%, due 07/15/28 (c)		$5,000		5,437
				727,919
Greece - 0.2%
Hellenic Republic Government Bond
2.000%, due 04/22/27 (c)	EUR	145,000		195,486
1.500%, due 06/18/30 (c)	EUR	205,000		270,457
				465,943
India - 0.6%
Adani Green Energy UP Ltd.
6.250%, due 12/10/24 (c)		$200,000		221,500
Adani Ports & Special Economic Zone Ltd.
3.375%, due 07/24/24		200,000		208,482
Indian Oil Corp. Ltd.
5.750%, due 08/01/23		300,000		329,817
Indian Railway Finance Corp. Ltd.
3.249%, due 02/13/30 (c)		200,000		213,533
NTPC Ltd.
7.250%, due 05/03/22	INR	10,000,000		140,077
ONGC Videsh Ltd.
3.750%, due 05/07/23		$200,000		209,268
Reliance Industries Ltd.
5.400%, due 02/14/22		500,000		523,750
				1,846,427
Indonesia - 1.4%
Indonesia Asahan Aluminium Persero PT
4.750%, due 05/15/25 (c)		225,000		248,906
Indonesia Government International Bond
3.375%, due 04/15/23		500,000		530,000
2.625%, due 06/14/23 (c)	EUR	150,000		193,968
2.150%, due 07/18/24 (c)	EUR	150,000		194,549
3.850%, due 10/15/30		$200,000		232,496
Indonesia Treasury Bond
8.375%, due 03/15/24	IDR	2,879,000,000		226,242
6.500%, due 06/15/25	IDR	7,023,000,000		525,700
8.375%, due 09/15/26	IDR	1,606,000,000		131,041
6.125%, due 05/15/28	IDR	2,889,000,000		207,535
9.000%, due 03/15/29	IDR	1,457,000,000		122,917
8.250%, due 05/15/29	IDR	283,000,000		23,051
7.000%, due 09/15/30	IDR	4,685,000,000		358,161
8.750%, due 05/15/31	IDR	3,000,000,000		253,345
6.625%, due 05/15/33	IDR	419,000,000		30,293
7.500%, due 06/15/35	IDR	1,015,000,000		79,538
7.500%, due 05/15/38	IDR	1,447,000,000		110,920
International Bank for Reconstruction & Development
7.450%, due 08/20/21	IDR	2,760,000,000		200,557
Pertamina Persero PT
4.300%, due 05/20/23 (c)		$200,000		214,750
Perusahaan Penerbit SBSN Indonesia III
4.150%, due 03/29/27 (c)		200,000		229,000
Perusahaan Perseroan Persero PT Perusahaan Listrik Negara
4.125%, due 05/15/27 (c)		250,000		276,562
				4,389,531
Ireland - 0.4%
Cimpress PLC
7.000%, due 06/15/26 (c)		180,000		189,225
Ireland Government Bond
3.900%, due 03/20/23	EUR	165,000		221,950
3.400%, due 03/18/24	EUR	365,000		504,000
Johnson Controls International PLC
0.375%, due 09/15/27	EUR	100,000		123,677
LCPR Senior Secured Financing DAC
6.750%, due 10/15/27 (c)		$255,000		275,077
				1,313,929
Israel - 0.2%
Delek & Avner Tamar Bond Ltd.
5.082%, due 12/30/23 (c)		100,000		103,108
5.412%, due 12/30/25 (c)		100,000		103,091
Israel Electric Corp. Ltd.
6.875%, due 06/21/23 (c)		200,000		227,745
5.000%, due 11/12/24 (c)		200,000		226,434
				660,378
Italy - 0.3%
Italy Buoni Poliennali Del Tesoro
4.750%, due 08/01/23 (c)	EUR	235,000		325,410
1.850%, due 07/01/25 (c)	EUR	325,000		431,975
Republic of Italy Government International Bond
1.250%, due 02/17/26		$200,000		199,287
				956,672
Japan - 0.6%
Japan Government Five Year Bond
0.100%, due 06/20/25	JPY	90,250,000		882,773
Mitsubishi UFJ Financial Group, Inc.
0.968%, due 03/02/23 (3 Month U.S. LIBOR + 0.740%) (b)		$180,000		181,161
Nissan Motor Co. Ltd.
3.522%, due 09/17/25 (c)		200,000		214,145
4.810%, due 09/17/30 (c)		200,000		224,985
Sony Corp. CVRT
0.000%, due 09/30/22	JPY	12,000,000		239,898
				1,742,962
Liberia - 0.0% (f)
Royal Caribbean Cruises Ltd.
9.125%, due 06/15/23 (c)		$25,000		27,125
Luxembourg - 0.9%
Allergan Funding SCS
1.250%, due 06/01/24	EUR	100,000		122,555
2.625%, due 11/15/28	EUR	100,000		132,459
Altice Financing SA
7.500%, due 05/15/26 (c)		$200,000		210,500
ArcelorMittal SA
4.550%, due 03/11/26		20,000		22,560
Becton Dickinson Euro Finance Sarl
1.208%, due 06/04/26	EUR	145,000		185,079
Camelot Finance SA
4.500%, due 11/01/26 (c)		$70,000		72,975
DH Europe Finance II Sarl
0.450%, due 03/18/28	EUR	310,000		385,381
European Financial Stability Facility
0.125%, due 10/17/23	EUR	200,000		249,425
FS Luxembourg Sarl
10.000%, due 12/15/25 (c)		$200,000		215,750
Gilex Holding Sarl
8.500%, due 05/02/23 (c)		150,000		156,375
8.500%, due 05/02/23		150,000		156,375
Intelsat Jackson Holdings SA
8.500%, due 10/15/24 (c)		35,000		24,850
Millicom International Cellular SA
4.500%, due 04/27/31 (c)		200,000		215,500
Rede D'or Finance Sarl
4.500%, due 01/22/30 (c)		200,000		208,500
Schlumberger Investment SA
2.650%, due 06/26/30		45,000		48,049
Swiss Insured Brazil Power Finance Sarl
9.850%, due 07/16/32 (c)	BRL	1,460,573		317,748
Telecom Italia Capital SA
6.375%, due 11/15/33		$25,000		30,625
Trinseo Materials Operating SCA
5.375%, due 09/01/25 (c)		25,000		25,500
Venator Finance Sarl
5.750%, due 07/15/25 (c)		25,000		23,563
				2,803,769
Malaysia - 0.5%
CIMB Bank Bhd
3.263%, due 03/15/22		200,000		205,854
Malaysia Government Bond
4.160%, due 07/15/21	MYR	1,045,000		263,072
4.059%, due 09/30/24	MYR	875,000		233,054
3.882%, due 03/14/25	MYR	430,000		114,425
3.899%, due 11/16/27	MYR	600,000		162,976
3.733%, due 06/15/28	MYR	400,000		108,170
3.844%, due 04/15/33	MYR	980,000		258,550
3.828%, due 07/05/34	MYR	360,000		95,439
Petronas Capital Ltd.
3.500%, due 04/21/30 (c)		$200,000		229,751
				1,671,291
Mauritius - 0.1%
Network i2i Ltd.
5.650%, Perpetual (5 Year CMT Rate + 4.277%) (b)(c)		200,000		212,500
Mexico - 0.6%
Banco Actinver SA
9.500%, due 12/18/32 (c)	MXN	3,000,000		111,341
Banco Mercantil del Norte SA
6.875%, Perpetual (5 Year CMT Rate + 5.035%) (b)		$200,000		210,000
Credito Real SAB de CV SOFOM ER
9.125%, Perpetual (5 Year CMT Rate + 7.026%) (b)		200,000		192,750
Mexarrend SAPI de CV
10.250%, due 07/24/24 (c)		200,000		182,000
Mexican Bonos
7.750%, due 05/29/31	MXN	37,400		221,818
Operadora de Servicios Mega SA de CV Sofom ER
8.250%, due 02/11/25 (c)		$200,000		208,500
Total Play Telecomunicaciones SA de CV
7.500%, due 11/12/25 (c)		205,000		204,487
Unifin Financiera SAB de CV
8.875%, Perpetual (5 Year CMT Rate + 6.308%) (b)		800,000		624,000
				1,954,896
Netherlands - 1.2%
AES Andres BV
7.950%, due 05/11/26 (c)		500,000		522,500
Airbus SE
1.625%, due 06/09/30	EUR	100,000		133,893
BMW Finance NV
1.000%, due 11/14/24	EUR	75,000		95,494
BNG Bank NV
0.250%, due 06/07/24	EUR	120,000		150,511
Braskem Netherlands Finance BV
8.500%, due 01/23/81 (5 Year CMT Rate + 8.220%) (b)(c)		$250,000		277,813
Greenko Dutch BV
5.250%, due 07/24/24 (c)		200,000		207,250
Minejesa Capital BV
4.625%, due 08/10/30		400,000		431,508
5.625%, due 08/10/37		200,000		220,000
NXP BV
3.875%, due 06/18/26 (c)		170,000		194,587
Petrobras Global Finance BV
5.999%, due 01/27/28		45,000		52,594
5.750%, due 02/01/29		180,000		209,475
5.093%, due 01/15/30		557,000		622,921
6.900%, due 03/19/49		210,000		266,962
Syngenta Finance NV
5.676%, due 04/24/48		200,000		206,500
				3,592,008
New Zealand - 0.2%
International Bank for Reconstruction & Development
3.500%, due 01/22/21	NZD	150,000		108,073
4.625%, due 10/06/21	NZD	145,000		107,652
3.375%, due 01/25/22	NZD	370,000		274,600
International Finance Corp.
0.375%, due 09/10/25	NZD	250,000		176,693
				667,018
Norway - 0.7%
Aker BP ASA
4.750%, due 06/15/24 (c)		$155,000		161,006
3.750%, due 01/15/30 (c)		185,000		192,863
European Investment Bank
1.500%, due 05/12/22	NOK	1,920,000		227,019
Nordea Eiendomskreditt AS
0.650%, due 06/21/23 (3 Month NIBOR + 0.300%) (b)	NOK	1,000,000		117,060
0.740%, due 06/19/24 (3 Month NIBOR + 0.340%) (b)	NOK	1,000,000		117,223
Nordic Investment Bank
1.500%, due 01/24/22	NOK	1,000,000		118,074
Norway Government Bond
3.750%, due 05/25/21 (c)	NOK	4,950,000		585,219
2.000%, due 05/24/23 (c)	NOK	4,400,000		533,434
				2,051,898
Panama - 0.4%
AES Panama Generation Holdings SRL
4.375%, due 05/31/30 (c)		$200,000		216,500
Banco Latinoamericano de Comercio Exterior SA
2.375%, due 09/14/25 (c)		200,000		205,128
Carnival Corp.
11.500%, due 04/01/23 (c)		10,000		11,537
Multibank, Inc.
4.375%, due 11/09/22		200,000		206,036
Panama Government International Bond
4.000%, due 09/22/24		400,000		442,500
UEP Penonome II SA
6.500%, due 10/01/38 (c)		250,000		260,000
				1,341,701
Paraguay - 0.0% (f)
Banco Continental SAECA
2.750%, due 12/10/25 (c)		150,000		150,000
Peru - 0.8%
Banco BBVA Peru SA
5.250%, due 09/22/29 (5 Year CMT Rate + 2.750%) (b)		100,000		109,500
Banco de Credito del Peru
6.125%, due 04/24/27 (7.043 - 3 Month U.S. LIBOR) (b)		150,000		158,775
3.125%, due 07/01/30 (5 Year CMT Rate + 3.000%) (b)(c)		200,000		205,510
Banco Internacional del Peru SAA Interbank
4.000%, due 07/08/30 (1 Year CMT Rate + 3.711%) (b)		350,000		362,250
Peru Government Bond
6.150%, due 08/12/32	PEN	526,000		176,967
6.850%, due 02/12/42	PEN	525,000		179,940
Peru LNG Srl
5.375%, due 03/22/30		$400,000		354,500
Peruvian Government International Bond
2.392%, due 01/23/26		120,000		128,008
2.783%, due 01/23/31		300,000		329,635
Petroleos del Peru SA
5.625%, due 06/19/47 (c)		200,000		245,250
Scotiabank Peru SAA
4.500%, due 12/13/27 (3 Month U.S. LIBOR + 3.856%) (b)		80,000		83,905
				2,334,240
Philippines - 0.5%
BDO Unibank, Inc.
2.950%, due 03/06/23		300,000		312,684
Philippine Government International Bond
4.950%, due 01/15/21	PHP	5,000,000		103,684
0.875%, due 05/17/27	EUR	285,000		354,439
2.457%, due 05/05/30		$200,000		215,506
1.648%, due 06/10/31		250,000		252,194
6.250%, due 01/14/36	PHP	5,000,000		133,811
Union Bank of the Philippines
3.369%, due 11/29/22		$200,000		209,052
				1,581,370
Portugal - 0.5%
Portugal Government International Bond
5.125%, due 10/15/24 (c)		345,000		400,631
Portugal Obrigacoes do Tesouro OT
3.850%, due 04/15/21 (c)	EUR	315,000		389,539
0.700%, due 10/15/27 (c)	EUR	85,000		110,457
0.475%, due 10/18/30 (c)	EUR	460,000		586,272
				1,486,899
Puerto Rico - 0.1%
Popular, Inc.
6.125%, due 09/14/23		$290,000		313,196
Qatar - 0.3%
Qatar Government International Bond
3.875%, due 04/23/23		200,000		214,800
3.375%, due 03/14/24		400,000		432,496
4.000%, due 03/14/29 (c)		200,000		237,108
				884,404
Saudi Arabia - 0.6%
Saudi Arabian Oil Co.
1.625%, due 11/24/25 (c)		200,000		204,750
3.500%, due 04/16/29 (c)		200,000		222,160
4.250%, due 04/16/39 (c)		200,000		237,776
4.375%, due 04/16/49 (c)		200,000		242,902
Saudi Government International Bond
2.375%, due 10/26/21		400,000		405,996
2.900%, due 10/22/25 (c)		450,000		484,412
				1,797,996
Singapore - 1.2%
BOC Aviation Ltd.
2.750%, due 09/18/22 (c)		200,000		204,024
DBS Group Holdings Ltd.
3.600%, Perpetual (5 Year USD Swap Rate + 2.390%) (b)		200,000		202,000
Indika Energy Capital III Pte Ltd.
5.875%, due 11/09/24 (c)		200,000		205,000
LLPL Capital Pte Ltd.
6.875%, due 02/04/39 (c)		281,700		334,167
Medco Bell Pte Ltd.
6.375%, due 01/30/27 (c)		200,000		204,500
Medco Oak Tree Pte Ltd.
7.375%, due 05/14/26 (c)		220,000		235,400
ONGC Videsh Vankorneft Pte Ltd.
2.875%, due 01/27/22		200,000		203,004
Oversea-Chinese Banking Corp. Ltd.
1.832%, due 09/10/30 (5 Year CMT Rate + 1.580%) (b)(c)		500,000		506,500
PSA Treasury Pte Ltd.
2.125%, due 09/05/29		200,000		209,042
Singapore Government Bond
1.750%, due 04/01/22	SGD	545,000		420,033
2.375%, due 06/01/25	SGD	165,000		135,685
Temasek Financial I Ltd.
1.000%, due 10/06/30 (c)		$400,000		390,479
United Overseas Bank Ltd.
3.875%, Perpetual (5 Year USD Swap Rate + 1.794%) (b)		500,000		517,500
				3,767,334
South Korea - 0.3%
Korea East-West Power Co. Ltd.
1.750%, due 05/06/25 (c)		200,000		208,234
Korea Electric Power Corp.
1.125%, due 06/15/25 (c)		200,000		202,988
NongHyup Bank
1.250%, due 07/20/25 (c)		200,000		203,446
POSCO
2.375%, due 11/12/22		200,000		205,770
2.375%, due 01/17/23		200,000		206,020
				1,026,458
Spain - 0.2%
Cellnex Telecom SA
1.875%, due 06/26/29	EUR	100,000		125,308
Spain Government Bond
0.250%, due 07/30/24 (c)	EUR	170,000		213,398
0.800%, due 07/30/27 (c)	EUR	170,000		222,165
				560,871
Sweden - 0.1%
Sweden Government International Bond
0.125%, due 04/24/23 (c)	EUR	325,000		403,958
Switzerland - 0.1%
Credit Suisse Group AG
6.375%, Perpetual (5 Year CMT Rate + 4.822%) (b)(c)		$200,000		222,750
Thailand - 0.1%
Bangkok Bank PCL
5.000%, Perpetual (5 Year CMT Rate + 4.729%) (b)		200,000		207,000
United Arab Emirates - 0.4%
Abu Dhabi Government International Bond
0.750%, due 09/02/23 (c)		310,000		310,753
2.500%, due 04/16/25 (c)		200,000		213,560
3.125%, due 04/16/30 (c)		400,000		451,801
1.700%, due 03/02/31 (c)		185,000		184,887
				1,161,001
Total Foreign Bonds (Cost $60,695,690)				$63,903,899

BANK LOANS - 5.1% (b)
1011778 BC ULC
1.897%, due 11/19/26 (1 Month U.S. LIBOR + 1.750%)		452,724		447,207
Abe Investment Holdings, Inc.
4.688%, due 02/19/26 (1 Month U.S. LIBOR + 4.500%)		39,169		38,691
Access CIG LLC
3.975%, due 02/27/25 (3 Month U.S. LIBOR + 3.750%)		44,429		44,068
Acrisure LLC
3.647%, due 02/16/27 (1 Month U.S. LIBOR + 3.500%)		135,708		133,531
Air Methods Corp.
4.500%, due 04/21/24 (3 Month U.S. LIBOR + 3.500%)		59,385		57,514
Aldevron LLC
5.250%, due 10/11/26 (1 Month U.S. LIBOR + 4.250%)		114,150		114,721
AlixPartners LLP
2.647%, due 04/04/24 (1 Month U.S. LIBOR + 2.500%)		225,019		223,033
Allied Universal Holdco LLC
4.397%, due 07/12/26 (1 Month U.S. LIBOR + 4.250%)		118,800		118,473
Alterra Mountain Co.
2.897%, due 07/31/24 (1 Month U.S. LIBOR + 2.750%)		128,387		126,996
Altice France SA
4.237%, due 08/14/26 (3 Month U.S. LIBOR + 4.000%)		139,644		139,397
American Tire Distributors, Inc.
8.500%, due 09/01/24 (1 Month U.S. LIBOR + 7.500%)		26,505		25,418
8.500%, due 09/01/24 (3 Month U.S. LIBOR + 7.500%)		3,119		2,991
Arches Buyer, Inc.
4.500%, due 12/06/27 (1 Month U.S. LIBOR + 4.000%)		120,000		120,390
Ascend Learning LLC
4.000%, due 07/12/24 (1 Month U.S. LIBOR + 3.000%)		138,166		137,786
Asplundh Tree Expert LLC
2.647%, due 09/04/27 (1 Month U.S. LIBOR + 2.500%)		69,825		70,152
AssuredPartners, Inc.
3.647%, due 02/13/27 (1 Month U.S. LIBOR + 3.500%)		235,382		232,311
Asurion LLC
3.147%, due 11/03/23 (1 Month U.S. LIBOR + 3.000%)		70,273		69,672
Asurion LLC
3.397%, due 01/29/27 (1 Month U.S. LIBOR + 3.250%)		155,000		153,644
Avantor Funding, Inc.
3.500%, due 11/06/27 (1 Month U.S. LIBOR + 2.500%)		120,000		120,376
Avaya, Inc.
4.409%, due 12/16/24 (1 Month U.S. LIBOR + 4.250%)		17,839		17,968
Avaya, Inc.
4.391%, due 12/15/27 (1 Month U.S. LIBOR + 4.250%)		22,161		22,207
Bass Pro Group LLC
5.750%, due 09/25/24 (1 Month U.S. LIBOR + 5.000%)		59,538		59,826
Bausch Health Americas, Inc.
2.898%, due 11/27/25 (1 Month U.S. LIBOR + 2.750%)		101,250		100,472
Berry Global, Inc.
2.149%, due 07/01/26 (1 Month U.S. LIBOR + 2.000%)		492,500		490,902
Blackhawk Network Holdings, Inc.
3.147%, due 06/15/25 (1 Month U.S. LIBOR + 3.000%)		108,514		105,920
Blackstone CQP Holdco LP
3.736%, due 09/30/24 (3 Month U.S. LIBOR + 3.500%)		83,552		83,447
Brand Industrial Services, Inc.
5.250%, due 06/21/24 (3 Month U.S. LIBOR + 4.250%)		59,461		58,112
Buckeye Partners LP
2.897%, due 11/01/26 (1 Month U.S. LIBOR + 2.750%)		74,438		74,461
Caesars Resort Collection LLC
2.897%, due 12/22/24 (1 Month U.S. LIBOR + 2.750%)		172,774		169,924
Caesars Resort Collection LLC
4.647%, due 07/20/25 (1 Month U.S. LIBOR + 4.500%)		54,863		55,042
Camelot Finance SA
4.000%, due 10/31/26 (1 Month U.S. LIBOR + 3.000%)		110,000		110,172
Castle US Holding Corp.
4.004%, due 01/31/27 (3 Month U.S. LIBOR + 3.750%)		144,125		141,828
Cengage Learning, Inc.
5.250%, due 06/07/23 (6 Month U.S. LIBOR + 4.250%)		44,419		42,728
CenturyLink, Inc.
2.397%, due 03/15/27 (1 Month U.S. LIBOR + 2.250%)		727,849		721,298
Charter Communications Operating LLC
1.900%, due 02/01/27 (1 Month U.S. LIBOR + 1.750%)		492,408		490,409
Charter NEX US, Inc.
5.000%, due 12/01/27 (1 Month U.S. LIBOR + 4.250%)		70,000		70,446
CHG Healthcare Services, Inc.
4.000%, due 06/07/23 (6 Month U.S. LIBOR + 3.000%)		63,742		63,493
Clarios Global LP
3.647%, due 04/30/26 (1 Month U.S. LIBOR + 3.500%)		629,418		628,499
Clear Channel Outdoor Holdings, Inc.
3.714%, due 08/21/26 (3 Month U.S. LIBOR + 3.500%)		39,799		38,417
ClubCorp Holdings, Inc.
3.004%, due 09/18/24 (3 Month U.S. LIBOR + 2.750%)		39,591		37,147
Cornerstone Building Brands, Inc.
3.904%, due 04/12/25 (1 Month U.S. LIBOR + 3.750%)		57,733		57,751
Cornerstone OnDemand, Inc.
4.394%, due 04/22/27 (1 Month U.S. LIBOR + 4.250%)		85,296		85,814
CP Atlas Buyer, Inc.
5.250%, due 11/23/27 (3 Month U.S. LIBOR + 4.500%)		90,000		90,304
CP Atlas Buyer, Inc.
5.250%, due 11/23/27 (3 Month U.S. LIBOR + 4.500%)		30,000		30,101
CSC Holdings LLC
2.659%, due 04/15/27 (1 Month U.S. LIBOR + 2.500%)		153,453		152,494
Cvent, Inc.
3.897%, due 11/30/24 (1 Month U.S. LIBOR + 3.750%)		113,348		109,381
Deerfield Dakota Holding LLC
4.750%, due 04/09/27 (1 Month U.S. LIBOR + 3.750%)		104,500		105,104
Dell International LLC
2.750%, due 09/19/25 (1 Month U.S. LIBOR + 2.000%)		471,383		472,267
Delta Topco, Inc.
4.500%, due 12/01/27 (3 Month U.S. LIBOR + 3.750%)		65,000		65,095
Diamond BC BV
3.214%, due 09/06/24 (1 Month U.S. LIBOR + 3.000%)		39,491		39,014
EG Finco Ltd.
4.254%, due 02/05/25 (3 Month EURIBOR + 4.000%)		28,222		27,972
Energizer Holdings, Inc.
2.750%, due 12/22/27 (1 Month U.S. LIBOR + 2.250%)		105,000		105,197
Envision Healthcare Corp.
3.897%, due 10/10/25 (1 Month U.S. LIBOR + 3.750%)		48,980		41,076
Filtration Group
3.147%, due 03/31/25 (1 Month U.S. LIBOR + 3.000%)		216,328		214,718
Finastra USA, Inc.
4.500%, due 06/13/24 (6 Month U.S. LIBOR + 3.500%)		60,562		59,477
Finastra USA, Inc.
8.250%, due 06/13/25 (6 Month U.S. LIBOR + 7.250%)		20,000		20,136
Flex Acquisition Co., Inc.
4.000%, due 12/29/23 (3 Month U.S. LIBOR + 3.000%)		71,197		70,974
4.000%, due 12/29/23 (1 Month U.S. LIBOR + 3.000%)		4,973		4,958
Flex Acquisition Co., Inc.
3.225%, due 06/29/25 (3 Month U.S. LIBOR + 3.000%)		14,984		14,834
Flexential Intermediate Corp.
3.754%, due 08/01/24 (3 Month U.S. LIBOR + 3.500%)		29,693		26,697
Froneri US, Inc.
2.397%, due 01/31/27 (1 Month U.S. LIBOR + 2.250%)		238,800		236,890
Gentiva Health Services, Inc.
3.438%, due 07/02/25 (1 Month U.S. LIBOR + 3.250%)		213,166		212,634
Go Daddy Operating Co. LLC
2.647%, due 08/10/27 (1 Month U.S. LIBOR + 2.500%)		79,600		80,152
GOBP Holdings, Inc.
2.898%, due 10/22/25 (1 Month U.S. LIBOR + 2.750%)		101,559		101,749
Golden Nugget LLC
3.250%, due 10/04/23 (2 Month U.S. LIBOR + 2.500%)		78,039		75,597
3.250%, due 10/04/23 (1 Month U.S. LIBOR + 2.500%)		66,147		64,078
GrafTech Finance, Inc.
4.500%, due 02/12/25 (1 Month U.S. LIBOR + 3.500%)		26,253		26,296
Graham Packaging Co., Inc.
4.500%, due 08/04/27 (1 Month U.S. LIBOR + 3.750%)		73,475		73,828
Greeneden US Holdings II LLC
4.750%, due 12/01/27 (1 Month U.S. LIBOR + 4.000%)		231,331		232,163
Harbor Freight Tools USA, Inc.
4.000%, due 10/19/27 (1 Month U.S. LIBOR + 3.250%)		95,000		95,173
H-Food Holdings LLC
3.834%, due 05/31/25 (1 Month U.S. LIBOR + 3.688%)		54,379		53,559
Hyland Software, Inc.
4.250%, due 07/01/24 (1 Month U.S. LIBOR + 3.500%)		217,916		218,734
Intelsat Jackson Holdings SA
6.500%, due 07/13/21 (3 Month U.S. LIBOR + 5.500%)		13,012		13,311
6.500%, due 07/13/21 (6 Month U.S. LIBOR + 5.500%)		4,337		4,437
Intelsat Jackson Holdings SA
8.000%, due 11/27/23 (Prime + 4.750%)		115,382		117,318
ION Trading Finance Ltd.
5.000%, due 11/21/24 (6 Month U.S. LIBOR + 4.000%)		24,677		24,669
IRB Holding Corp.
3.750%, due 02/05/25 (3 Month U.S. LIBOR + 2.750%)		142,766		141,833
Kloeckner Pentaplast of America, Inc.
5.250%, due 06/30/22 (6 Month U.S. LIBOR + 4.250%)		9,809		9,803
Kronos Acquisition Holdings, Inc.
5.250%, due 12/17/26 (1 Month U.S. LIBOR + 4.500%)		65,000		65,229
Level 3 Financing, Inc.
1.897%, due 03/01/27 (1 Month U.S. LIBOR + 1.750%)		337,328		332,479
Life Time, Inc.
3.750%, due 06/10/22 (6 Month U.S. LIBOR + 2.750%)		58,764		57,442
LifePoint Health, Inc.
3.897%, due 11/16/25 (1 Month U.S. LIBOR + 3.750%)		99,520		99,452
Lower Cadence Holdings LLC
4.147%, due 05/22/26 (1 Month U.S. LIBOR + 4.000%)		112,844		110,482
Lummus Technology Holdings V LLC
4.147%, due 06/30/27 (1 Month U.S. LIBOR + 4.000%)		84,788		84,946
Mavis Tire Express Services Corp.
3.504%, due 03/20/25 (3 Month U.S. LIBOR + 3.250%)		39,502		38,900
Messer Industries USA, Inc.
2.754%, due 03/01/26 (3 Month U.S. LIBOR + 2.500%)		19,180		19,068
Milano Acquisition Corp.
4.750%, due 10/01/27 (3 Month U.S. LIBOR + 4.000%)		115,000		115,263
Mister Car Wash Holdings, Inc.
3.402%, due 05/14/26 (1 Month U.S. LIBOR + 3.250%)		64,322		62,915
Mitchell International, Inc.
3.397%, due 12/01/24 (1 Month U.S. LIBOR + 3.250%)		163,182		160,773
MLN US Holdco LLC
4.652%, due 11/30/25 (1 Month U.S. LIBOR + 4.500%)		24,685		22,500
Nexstar Broadcasting, Inc.
2.905%, due 09/19/26 (1 Month U.S. LIBOR + 2.750%)		185,490		184,657
Nouryon USA LLC
3.153%, due 10/01/25 (1 Month U.S. LIBOR + 3.000%)		89,008		88,285
OneDigital Borrower LLC
5.250%, due 11/16/27 (1 Month U.S. LIBOR + 4.500%)		135,000		135,506
5.250%, due 11/16/27 (3 Month U.S. LIBOR + 4.500%)		10,625		10,665
5.250%, due 11/16/27 (1 Month U.S. LIBOR + 4.500%)		14,375		14,429
Option Care Health, Inc.
4.397%, due 08/06/26 (1 Month U.S. LIBOR + 4.250%)		138,774		138,746
Pacific Gas and Electric Co.
5.500%, due 01/01/22 (3 Month U.S. LIBOR + 4.500%)		74,625		75,632
PAREXEL International Corp.
2.897%, due 09/27/24 (1 Month U.S. LIBOR + 2.750%)		145,000		142,825
PetSmart, Inc.
4.500%, due 03/11/22 (6 Month U.S. LIBOR + 3.500%)		182,186		182,627
Playtika Holding Corp.
7.000%, due 12/10/24 (6 Month U.S. LIBOR + 6.000%)		38,974		39,287
Prime Security Services Borrower LLC
4.250%, due 09/14/26 (12 Month U.S. LIBOR + 3.250%)		47,095		47,455
4.250%, due 09/14/26 (1 Month U.S. LIBOR + 3.250%)		36,682		36,963
4.250%, due 09/14/26 (6 Month U.S. LIBOR + 3.250%)		23,548		23,728
4.250%, due 09/14/26 (9 Month U.S. LIBOR + 3.250%)		23,547		23,727
Project Alpha Intermediate Holding, Inc.
4.500%, due 04/26/24 (6 Month U.S. LIBOR + 3.500%)		175,613		174,441
Radiate Holdco LLC
4.250%, due 09/25/26 (1 Month U.S. LIBOR + 3.500%)		125,000		125,371
Radiology Partners, Inc.
4.396%, due 07/09/25 (1 Month U.S. LIBOR + 4.250%)		65,552		64,623
5.295%, due 07/09/25 (3 Month U.S. LIBOR + 4.250%)		56,204		55,408
RentPath LLC
6.660%, due 12/17/21 (3 Month U.S. LIBOR + 4.750%)		53,705		24,167
RentPath LLC
8.000%, due 02/14/25 (1 Month U.S. LIBOR + 7.000%)		9,326		8,720
Science Applications International Corp.
2.022%, due 10/31/25 (1 Month U.S. LIBOR + 1.875%)		122,500		122,194
Securus Technologies Holdings LLC
5.500%, due 11/01/24 (6 Month U.S. LIBOR + 4.500%)		48,257		45,422
Sedgwick Claims Management Services, Inc.
4.147%, due 09/03/26 (1 Month U.S. LIBOR + 4.000%)		29,550		29,526
Select Medical Corp.
2.530%, due 03/06/25 (6 Month U.S. LIBOR + 2.250%)		230,000		228,706
Solenis International LLC
4.233%, due 06/26/25 (3 Month U.S. LIBOR + 4.000%)		78,714		78,734
Solera LLC
2.897%, due 03/03/23 (2 Month U.S. LIBOR + 2.750%)		179,317		178,247
Sophia LP
4.500%, due 10/07/27 (3 Month U.S. LIBOR + 3.750%)		140,000		140,675
Sotera Health Holdings LLC
5.500%, due 12/13/26 (3 Month U.S. LIBOR + 4.500%)		141,381		142,117
Surf Holdings LLC
3.726%, due 03/05/27 (3 Month U.S. LIBOR + 3.500%)		109,450		108,656
Team Health Holdings, Inc.
3.750%, due 02/06/24 (1 Month U.S. LIBOR + 2.750%)		24,743		22,158
Tech Data Corp.
3.645%, due 07/01/25 (1 Month U.S. LIBOR + 3.500%)		99,750		100,529
Tempo Acquisition LLC
3.750%, due 10/31/26 (1 Month U.S. LIBOR + 3.250%)		200,941		199,999
The Edelman Financial Center LLC
3.147%, due 07/19/25 (1 Month U.S. LIBOR + 3.000%)		73,586		72,620
The EW Scripps Co.
2.647%, due 05/01/26 (1 Month U.S. LIBOR + 2.500%)		88,431		87,684
The EW Scripps Co.
3.750%, due 12/15/27 (1 Month U.S. LIBOR + 3.000%)		110,000		110,292
The Ultimate Software Group, Inc.
4.750%, due 06/23/25 (3 Month U.S. LIBOR + 4.000%)		104,738		105,446
The Ultimate Software Group, Inc.
3.897%, due 05/03/26 (1 Month U.S. LIBOR + 3.750%)		128,770		128,884
TIBCO Software, Inc.
3.900%, due 06/30/26 (1 Month U.S. LIBOR + 3.750%)		228,800		225,153
Titan Acquisition Ltd.
3.267%, due 03/28/25 (6 Month U.S. LIBOR + 3.000%)		44,542		43,558
TKC Holdings, Inc.
4.750%, due 02/01/23 (6 Month U.S. LIBOR + 3.750%)		116,111		114,224
4.750%, due 02/01/23 (3 Month U.S. LIBOR + 3.750%)		306		301
TransDigm, Inc.
2.397%, due 12/09/25 (1 Month U.S. LIBOR + 2.250%)		183,610		180,388
Uber Technologies, Inc.
5.000%, due 04/04/25 (1 Month U.S. LIBOR + 4.000%)		108,834		109,621
UFC Holdings LLC
4.250%, due 04/29/26 (3 Month U.S. LIBOR + 3.250%)		78,564		78,447
United Natural Foods, Inc.
4.397%, due 10/22/25 (1 Month U.S. LIBOR + 4.250%)		17,045		16,973
Vertical US Newco, Inc.
4.567%, due 07/31/27 (6 Month U.S. LIBOR + 4.250%)		194,513		196,249
Virgin Media Bristol LLC
2.659%, due 01/31/28 (1 Month U.S. LIBOR + 2.500%)		210,945		209,325
VS Buyer LLC
3.397%, due 03/02/27 (1 Month U.S. LIBOR + 3.250%)		139,037		138,776
Web.com Group, Inc.
3.898%, due 10/11/25 (1 Month U.S. LIBOR + 3.750%)		45,727		45,175
WestJet Airlines Ltd.
4.000%, due 12/11/26 (6 Month U.S. LIBOR + 3.000%)		69,213		66,661
Zayo Group Holdings, Inc.
3.147%, due 03/09/27 (1 Month U.S. LIBOR + 3.000%)		209,335		208,532
Total Bank Loans (Cost $15,777,068)				$15,836,660

		Shares
COMMON STOCKS - 0.6%
Consumer Discretionary - 0.0% (f)
Lennar Corp. - Class A		1,535		117,013
Energy - 0.1%
Canadian Natural Resources Ltd.		1,880		45,180
Suncor Energy, Inc.		2,639		44,263
TC Energy Corp.		1,036		42,119
				131,562
Financials - 0.3%
Citigroup, Inc.		2,360		145,517
Citizens Financial Group, Inc.		4,075		145,722
Huntington Bancshares, Inc.		11,255		142,151
Regions Financial Corp.		9,140		147,337
The Goldman Sachs Group, Inc.		575		151,633
US Bancorp		1,724		80,321
Wells Fargo & Co.		4,805		145,015
				957,696
Industrials - 0.1%
HC2 Holdings, Inc. (g)		10,600		34,556
The Boeing Co.		1,756		375,890
				410,446
Real Estate - 0.1%
Americold Realty Trust		2,647		98,812
RioCan Real Estate Investment Trust		19,731		259,639
				358,451
Total Common Stocks (Cost $2,073,886)				$1,975,168

PREFERRED STOCKS - 1.5%
Communication Services- 0.1%
2020 Cash Mandatory Exchangeable Trust CVRT, 5.250% (c)(d)		95		113,874
Financials - 0.2%
US Bancorp, 3.500% (b)		375		362,246
US Bancorp, 5.500% (e)		6,900		196,581
Wells Fargo & Co., 5.850% (b)		4,300		115,455
				674,282
Health Care - 0.1%
Becton Dickinson and Co. CVRT, 6.000% (e)		2,150		118,529
Danaher Corp. CVRT, 5.000% (e)		135		175,649
				294,178
Industrials - 0.2%
Fortive Corp. CVRT, 5.000%		460		461,642
Stanley Black & Decker, Inc. CVRT, 5.250%		2,100		234,864
				696,506
Information Technology - 0.1%
Broadcom, Inc. CVRT, 8.000%		190		270,269
Utilities - 0.8%
American Electric Power Co., Inc. CVRT, 6.125%		6,600		334,158
CenterPoint Energy, Inc. CVRT, 7.000%		4,450		181,560
Dominion Energy, Inc. CVRT, 7.250%		4,200		421,386
DTE Energy Co. CVRT, 6.250%		5,500		264,770
NextEra Energy, Inc. CVRT, 4.872%		7,800		461,760
NextEra Energy, Inc. CVRT, 5.279%		6,600		335,544
NextEra Energy, Inc. CVRT, 6.219%		3,500		179,795
The Southern Co. CVRT, 6.750%		6,900		358,110
				2,537,083
Total Preferred Stocks (Cost $4,360,839)				$4,586,192

PURCHASED OTC OPTIONS - 0.0% (f)		Contracts	Notional Amount
Currency Call Options - 0.0% (f)
Australian Dollar, 3/15/21 at $0.728		8,390,000	$8,390,000	$31,588
New Zealand Dollar, 3/12/21 at 2.02	GBP	1,225,000	1,225,000	2,434
Total Purchased OTC Options (Cost $89,095)				$34,022

AFFILIATED REGISTERED INVESTMENT COMPANIES - 6.2%		Shares
Voya Emerging Markets Hard Currency Debt Fund - Class P		549,509		$5,544,550
Voya Floating Rate Fund - Class P		1,093,034		9,793,585
Voya High Yield Bond Fund - Class P		465,588		3,752,640
Total Affiliated Registered Investment Companies (Cost $18,954,700)				$19,090,775

Total Investments at Value - 96.9% (Cost $291,978,983)				299,143,888
Other Assets in Excess of Liabilities - 3.1%				9,525,255
Net Assets - 100.0%				$308,669,143

Percentages are stated as a percent of net assets.

(a)	Rate shown is the effective yield based on purchased price. The calculation assumes the security is held to maturity.
(b)	Variable rate security based on a reference index and spread. The rate listed is as of December 31, 2020.
(c)	Securities purchased pursuant to Rule 144A of the Securities Act of 1933, as amended, and may be sold only to dealers in that program or other ‘‘qualified institutional buyers.’’ As of December 31, 2020, the value of these investments was $119,544,086, or 38.7% of net assets.
(d)	Illiquid security. The total fair value of such securities is $4,936,043 as of December 31, 2020, representing 1.6% of net assets.
(e)	This security or a partial position of this security is on loan at December 31, 2020. The total fair value of securities on loan at December 31, 2020 was $2,793,673.
(f)	Represents less than 0.1%.
(g)	Non-income producing security.
(h)	Variable rate security. The coupon is based on an underlying pool of loans. The rate listed is as of December 31, 2020.

CVRT	Convertible Security
REMIC	Real Estate Mortgage Investment Conduit
CMT	Constant Maturity U.S. Treasury
LIBOR	London Interbank Offered Rate
EURIBOR	Euro Interbank Offered Rate
NIBOR	Norwegian Interbank Offered Rate
SOFR	Secured Overnight Financing Rate
SONIA	Sterling Overnight Interbank Average Rate

AUD	Australian Dollar
BRL	Brazilian Real
CAD	Canadian Dollar
CNY	Chinese Yuan
COP	Colombian Peso
EUR	Euro
GBP	British Pound
IDR	Indonesian Rupiah
INR	Indian Rupee
JPY	Japanese Yen
MXN	Mexican Peso
MYR	Malaysian Ringgit
NOK	Norwegian Krone
NZD	New Zealand Dollar
PEN	Peruvian Sol
PHP	Philippine Peso
SGD	Singapore Dollar

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders and Board of Directors of

Wilshire Mutual Funds, Inc.

Opinion on the Financial Statements

We have audited the accompanying statements of assets and liabilities, including the condensed schedules of investments and schedules of futures contracts, forward foreign currency contracts, total return swaps, written options, centrally cleared credit default swaps and credit default swaptions, of Wilshire Mutual Funds, Inc. comprising Large Company Growth Portfolio, Large Company Value Portfolio, Small Company Growth Portfolio, Small Company Value Portfolio, Wilshire 5000 IndexSM Fund, Wilshire International Equity Fund, and Wilshire Income Opportunities Fund (“the Funds”) and the schedules of investments (included in Item 6 of Form N-CSR) as of December 31, 2020, the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the related notes, and the financial highlights for each of the four years in the period then ended (included in Item 1 of Form N-CSR) (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the each of the Funds as of December 31, 2020, the results of their operations for the year then ended, the changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the four years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

The Funds’ financial highlights for the year ended December 31, 2016, were audited by other auditors whose report dated February 28, 2017, expressed an unqualified opinion on those financial highlights.

Basis for Opinion

These financial statements are the responsibility of the Funds’ management. Our responsibility is to express an opinion on the Funds’ financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2020, by correspondence with the custodian, agent banks, counterparties and brokers or by other appropriate auditing procedures where replies from counterparties, brokers or agent banks were not received. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

We have served as the Funds’ auditor since 2017.

COHEN & COMPANY, LTD.

Cleveland, Ohio

March 1, 2021

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable to open-end investment companies.

Item 10. Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant’s board of directors.

Item 11. Controls and Procedures.

(a)	The Registrant’s President and Treasurer have reviewed the Registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “Act”)) as of a date within 90 days of the filing of this report, as required by Rule 30a-3(b) under the Act and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934. Based on their review, such officers have concluded that the disclosure controls and procedures are effective in ensuring that information required to be disclosed in this report is appropriately recorded, processed, summarized and reported and made known to them by others within the Registrant and by the Registrant’s service provider.

(b)	There were no changes in the Registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant's internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies

Not applicable to open-end investment companies.

Item 13. Exhibits.

File the exhibits listed below as part of this Form. Letter or number the exhibits in the sequence indicated.

(a)(1) Any code of ethics, or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy the Item 2 requirements through filing of an exhibit: Incorporated by reference to the Registrant’s Form N-CSR filed March 8, 2019.

(a)(2) A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the Act (17 CFR 270.30a-2(a)): Attached hereto

(a)(3) Any written solicitation to purchase securities under Rule 23c-1 under the Act (17 CFR 270.23c-1) sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons: Not applicable

(a)(4) Change in the registrant’s independent public accountants. Not applicable

(c)	Certifications required by Rule 30a-2(b) under the Act (17 CFR 270.30a-2(b)): Attached hereto

Exhibit 99.CODE ETH

Code of Ethics

Exhibit 99.CERT

Certifications required by Rule 30a-2(a) under the Act

Exhibit 99.906CERT

Certifications required by Rule 30a-2(b) under the Act

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	Wilshire Mutual Funds, Inc.

By (Signature and Title)*	/s/ Jason A. Schwarz
Jason A. Schwarz
President and Principal Executive Officer

Date	3/8/2021

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*	/s/ Jason A. Schwarz
Jason A. Schwarz
President and Principal Executive Officer

Date	3/8/2021

By (Signature and Title)*	/s/ Michael Wauters
Michael Wauters
Treasurer, Principal Financial Officer and Principal Accounting Officer

Date	3/8/2021

*	Print the name and title of each signing officer under his or her signature.